Filed with the Securities and Exchange Commission on April 28, 2021
REGISTRATION NO. 333-102295
INVESTMENT COMPANY ACT NO. 811-09327
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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-4
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REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 26
and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 197
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ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
(Exact Name of Registrant)
ALLSTATE LIFE INSURANCE COMPANY
(Name of Depositor)

3075 SANDERS ROAD
NORTHBROOK, ILLINOIS 60062-7127
(847) 402-5000
(Address and telephone number of Depositor's principal executive offices)
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ANGELA FONTANA
DIRECTOR, VICE PRESIDENT, SECRETARY & GENERAL COUNSEL
ALLSTATE LIFE INSURANCE COMPANY
3075 SANDERS ROAD
NORTHBROOK, ILLINOIS 60062-7127
(Name and address of agent for service)

COPIES TO:
JAN FISCHER-WADE, ESQ.
SENIOR ATTORNEY
ALLSTATE LIFE INSURANCE COMPANY
2940 S. 84th Street
Lincoln, NE 68506-4142

Approximate Date of Proposed Sale to the Public: Continuous
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It is proposed that this filing become effective: (check appropriate space)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[ ] on ___ pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485
[X] on April 30, 2021 pursuant to paragraph (a)(i) of Rule 485
If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Morgan Stanley Variable Annuity II
An individual and group flexible premium deferred variable annuity contract
Registrant: ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
Issued by: Allstate Life Insurance Company (“Allstate Life”)
Allstate Life Insurance Company
Street Address: 5801 SW 6th Ave., Topeka, KS 66606-0001
Mailing Address: P.O. Box 758543, Topeka, KS 66675-8566
Telephone Number: 1-800-457-7617
Fax: 1-785-228-4584
Prospectus dated April 30, 2021

Allstate Life Insurance Company (“Allstate Life”) offered the Morgan Stanley Variable Annuity II, an individual and group flexible premium deferred variable annuity contract (“Contract”). Please keep it for future reference. The Contract is no longer offered for new sales effective September 22, 2003. If you have already purchased the Contract you may continue to make purchase payments according to the Contract.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
IMPORTANT INFORMATION
As of January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual shareholder reports for portfolios available under your contract are no longer sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports are available online at www.accessallstate.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by calling 1-800-457-7617.
You may elect to receive all future shareholder reports in paper free of charge by calling 1-800-457-7617. Your election to receive reports in paper will apply to all portfolios available under your contract.

IMPORTANT NOTICES
The SEC has not approved or disapproved the securities described in this prospectus, nor has it passed upon the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a federal crime.

Investment in the Contracts involves investment risks, including possible loss of principal.

MORGAN2

(i)

Glossary of Terms
We set forth here definitions of some key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the sections of the prospectus that use such terms.
Accumulation Phase: The period of time that begins on the date we issue your Contract (“Issue Date”) and continues until the Payout Start Date, which is the date we apply your money to provide income payments.
Accumulation Unit: A unit of measurement used to calculate the value of your investment in the Variable Sub-Accounts during the Accumulation Phase.
Accumulation Unit Value: The separate value for each Variable Sub-Account’s Accumulation Unit. Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund.
Allstate Life (“we”): The issuer of the Morgan Stanley Variable Annuity II, an individual and group flexible premium deferred variable annuity contract (“Contract”).
Annuitant: The individual whose life span we use to determine income payments as well as the latest Payout Start Date. The annuitant must be a living person, whose age cannot exceed 90 as of the date we receive the completed application.
Automatic Additions Program: A program that may enable you to make subsequent purchase payments of at least $25 by automatically transferring amounts from your bank account or your Morgan Stanley Active Assets™ Account. Please consult your Morgan Stanley Financial Advisor for details.
Automatic Portfolio Rebalancing Program: A program, available during the Accumulation Phase, that provides for the automatic rebalancing of the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations after the performance of each Sub-Account causes a shift in the percentage you allocated to each Sub-Account.
Beneficiary(ies): The natural person(s) or entity(ies) designated as the recipients of the Death Benefit, you may name one or more primary and contingent Beneficiaries when you apply for a Contract. You may change or add Beneficiaries at any time, unless you have designated an irrevocable Beneficiary.
•Primary Beneficiary: The person who may elect to receive the death benefit or become the new Contract owner subject to the Death of Owner provision if the sole surviving Contract owner dies before the Payout Start Date. If the sole surviving Contract owner dies after the Payout Start Date, the primary Beneficiary will receive any guaranteed income payments scheduled to continue.
•Contingent Beneficiary: The person selected by the Contract owner who will exercise the rights of the primary Beneficiary if all named primary Beneficiaries die before the death of the sole surviving Contract owner.
Charge Free Withdrawal Amount: An amount equal to 15% of the amount of purchase payments as of the Issue Date or the most recent Contract Anniversary, whichever is later. As with all withdrawals, we will treat withdrawals as coming from the oldest purchase payments first. Unused portions of the Charge Free Withdrawal Amount do not carry forward to future Contract Years.
Code: The Internal Revenue Code of 1986, as amended.
Contract: The Morgan Stanley Variable Annuity II, an individual and group flexible premium deferred variable annuity contract, is a contract between you, the Contract owner, and Allstate Life, a life insurance company. In certain states the Contract was available only as a group Contract. In these states, we issued you a certificate that represents your ownership and that summarizes the provisions of the group Contract. References to "Contract" in this prospectus include certificates unless the context requires otherwise.
Contract Anniversary: Each twelve-month period from that date of your contract’s issue date.
Contract Owner: The person or entity who may exercise all of the rights and privileges provided by the Contract.
Contract Value: During the Accumulation Phase, your Contract Value is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus the value of your investment in the Fixed Account Options.
Death Benefit Anniversary: Every 6th Contract Anniversary beginning with the 6th Contract Anniversary. For example, the 6th, 12th and 18th Contract Anniversaries are the first three Death Benefit Anniversaries.
Death Benefit Combination Option: Under this option, the death benefit payable will be the greater of the death benefits provided by the Enhanced Death Benefit or the Performance Death Benefit (both calculated until the oldest Contract owner, or Annuitant if the Contract owner is a non-living person, attains age 85).
Dollar Cost Averaging Program: A program that automatically transfers a set amount every month (or other intervals we may offer) during the Accumulation Phase from any Variable Sub-Account or the Dollar Cost Averaging Fixed Account Option(s) to any Variable Sub-Account. Transfers made through dollar cost averaging must be $100 or more.
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Dollar Cost Averaging Fixed Account Options: We currently offer the basic Dollar Cost Averaging Fixed Account Option. The 6 and 12-month Dollar Cost Averaging Options are currently not available. Please consult with your Morgan Stanley Financial Advisor for current information.
•Basic Dollar Cost Averaging Option: Under this option, purchase payments that you allocate to the Basic Dollar Cost Averaging Option will earn interest for a 1-year period at the current rate in effect at the time of allocation. We will credit interest daily at a rate that will compound over the year to the annual interest rate we guaranteed at the time of allocation.
Due Proof of Death: Documentation needed when there is a request for payment of the death benefit. We will accept the following documentation as Due Proof of Death: a certified copy of death certificate, a certified copy of decree of a court of competent jurisdiction as to the finding of death, or any other proof acceptable to us.
Enhanced Death Benefit Option: An option providing that, on the date we issue the rider for this option (“Rider Date”), the death benefit is equal to the Contract Value. On the first Contract anniversary after the Rider Date, the Enhanced Death Benefit is equal to the Contract Value on the Rider Date plus interest at an annual rate of 5% per year for the portion of a year since the Rider Date. On each subsequent Contract Anniversary, but not beyond the Contract Anniversary preceding the oldest Contract owner's 75th birthday, we will recalculate the Enhanced Death Benefit, which results in an increase of 5% annually. Further, for all ages, we will adjust the Enhanced Death Benefit on each Contract Anniversary, or upon receipt of a death claim. We are no longer offering the Enhanced Death Benefit option as a rider to the Contract in most states.
Enhanced Earnings Death Benefit Option: Under this option, the death benefit is increased by 40% or 25% (depending on Contract owner/ Annuitant’s age) of the lesser of the In-Force Premium or Death Benefit Earnings. We will calculate the Enhanced Earnings Death Benefit Option as of the date we receive Due Proof of Death. We will pay the Enhanced Earnings Death Benefit with the death benefit.
Fixed Account Options: The Fixed Account Option we offer includes the Basic Dollar Cost Averaging Option. We may offer additional Fixed Account Options in the future. Some Options are not available in all states.
Good Order: Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order.
Guarantee Periods: The period of time during which we credit a fixed rate of interest to the Fixed Account. You may allocate purchase payments or transfers to one or more Guarantee Periods of the Fixed Account.
Income Benefit Combination Option 2:  This option guarantees that the amount you apply to an Income Plan will not be less than the income base (“Income Base”) (which is the greater of Income Base A or Income Base B). We sometimes refer to this as the “Best of the Best Income Benefit.” The Income Benefit Combination Option 2 can no longer be added to your Contract.
Income and Death Benefit Combination Option 2: This option combines the features of the Income Benefit Combination with the features of the Death Benefit Combination both calculated until the first Contract Anniversary after the 85th birthday of the oldest Contract Owner, or Annuitant, if the Contract Owner is a non-living person, for purchase payments, withdrawals, and Contract Anniversaries. After which, both are calculated for purchase payments and withdrawals only. The Income and Death Benefit Combination Option 2 can no longer be added to your Contract.
Income Plan: A series of scheduled payments to you or someone you designate. You may choose and change your choice of Income Plan until 30 days before the Payout Start Date. After the Payout Start Date, you may not make withdrawals (except as described below) or change your choice of Income Plan.
Investment Alternatives: The Fixed Account Option and the Variable Sub-Accounts that invest in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. For more complete information about each Portfolio, including the investment objective(s), expenses and risks associated with the Portfolio, please refer to the prospectuses for the Portfolios.
Longevity Reward Rider: A rider that reduced your base contract expense and waived the contract maintenance charge, if on the date of application for the Rider, your initial purchase payment was no longer subject to a withdrawal charge; your additional purchase payments, if any, were subject to total withdrawal charges (assuming a current surrender of the Contract) equal to an amount no greater than 0.25% of the current Contract Value; and your total Contract Value was $40,000 or more. This option is no longer available.
Payout Start Date: The day that money is applied to an Income Plan. The Payout Start Date must be at least 30 days after the Issue Date, and no later than the first day of the calendar month after the Annuitant’s 99th birthday, or the 10th Contract Anniversary, if later.
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Performance Benefit Combination Option: This Option, which is no longer offered, combines the Performance Death Benefit with the Performance Income Benefit. If you select the Performance Benefit Combination Option, the maximum age of any owner and Annuitant as of the date we receive the completed application, or the date we receive the written request to add the rider, whichever is later, cannot exceed age 75.
Performance Death Benefit Option: An option providing that, on each Contract Anniversary, we will recalculate your Performance Death Benefit to equal the greater of your Contract Value on that date, or the most recently calculated Performance Death Benefit.
Performance Income Benefit: On the date we issued the rider for this benefit (“Rider Date”), the Performance Income Benefit is equal to the Contract Value. On each Contract Anniversary, we will recalculate your Performance Income Benefit to equal the greater of your Contract Value on that date or the most recently calculated Performance Income Benefit. We will also recalculate your Performance Income Benefit whenever you make an additional purchase payment or a partial withdrawal. In the absence of any withdrawals or purchase payments, the Performance Income Benefit will be the greatest of the Contract Value on the Rider Date and all Contract Anniversary Contract Values on or prior to the Payout Start Date. The Performance Income Benefit Option can no longer be added to your Contract.
Portfolios: Underlying mutual fund(s) in which a Variable Sub-Account invests. We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value.
Systematic Withdrawal Payments: The option to receive systematic withdrawal payments on a monthly basis at any time prior to the Payout Start Date. The minimum amount of each systematic withdrawal is $100. We will deposit systematic withdrawal payments into the Contract owner’s bank account or Morgan Stanley Active Assets™ – Account. Please consult with your Morgan Stanley Financial Advisor for details.
Tax qualified contracts: Contracts held in a plan which provides that the income on tax sheltered annuities is tax deferred, and the income from annuities held by such plans does not receive any additional tax deferral. You should review the other annuity features, including all benefits and expenses, prior to purchasing an annuity as a TSA or IRA.
Valuation Date: Another term for “business day,” which refers to each day Monday through Friday that the New York Stock Exchange is open for business.
Variable Account: A segregated asset account under Illinois insurance law. That means we account for the Variable Account’s income, gains, and losses separately from the results of our other operations. The Variable Account consists of multiple Variable Sub- Accounts, each of which is available under the Contract.
Variable Sub-Account: An investment in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies.

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Important Information You Should Consider About the Contract

	Fees and Expenses			Location in Prospectus
Charges for Early Withdrawals
If you withdraw money from the Contract within 6 years following your last purchase payment, you will be assessed a maximum Withdrawal Charge of 6% of the purchase payments withdrawn, declining to 0% over 6 years. For example, if you make an early withdrawal, you could pay a Withdrawal Charge of up to $6,000 on a $100,000 investment.

If you have elected the Longevity Reward Rider, a withdrawal charge of 3%, declining to 0% over three years,will apply to purchase payments received before or after the Rider date.
				Expenses, Longevity Reward Rider
Transaction Charges
In addition to Withdrawal Charges, you may also be charged for when you transfer cash value between Investment Alternatives.
Transfer Fee. We reserve the right to charge for transfers among Investment Alternatives after the first 12 transfers per Contract Year.
				Expenses and Investment Alternatives: Transfers
Ongoing Fees and Expenses (as Annual Charges)	The following table describe the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract data page for information about the specific fees you will pay each year based on the Contract options you have elected.			Expenses, Income Payments and Death Benefits
	Annual Fee	Minimum	Maximum
	Base Contract (as a percentage of Separate Account assets)	1.35%	1.38%
	Investment Options (Portfolio fees and expenses) (as a percentage of portfolio average daily net assets)	0.24%	1.60%
	Optional benefits available for an additional charge (for a single optional benefit, if elected) (as a percentage of Separate Account assets)	0.13%	0.50%
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add Withdrawal Charges that substantially increase costs.

	Lowest Annual Cost (in dollars): $1,659	Highest Annual Cost (in dollars): $3,743
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of Contract charges and Portfolio Company fees and expenses
•No optional benefits
•No sales charges
•No additional purchase payments, transfers or withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of Contract charges, optional benefits and Portfolio Company fees and expenses.
•No sales charges
•No additional purchase payments, transfers or withdrawals

	Risks	Location in Prospectus
Risk of Loss	You can lose money by investing in the Contract.	Principal Risks
Not a Short-Term Investment	This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawal charges will reduce the value of your Contract if you withdraw money during the period of time that withdrawal charges are assessed on your Contract. Any withdrawals you make prior to the age of 59 ½ may also be subject to an additional federal 10% tax penalty.	Expenses, Investment Alternatives: Transfers, Taxes
Risks Associated with Investment Options	An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Alternatives available under the Contract (e.g.,the Portfolios). Each investment option, including any investment alternatives, will have its own unique risks. You should review these Investment Alternatives before making an investment decision.	Important Notices, Investment Alternatives: The Variable Sub-Accounts
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Insurance Company Risks	An investment in the Contract is subject to the risks related to Allstate Life. Any obligations (including under any fixed account Investment Alternatives), guarantees, or benefits are subject to the claims-paying ability of Allstate Life. If Allstate Life experiences financial distress, it may not be able to meet its obligations to you. More information about Allstate Life, including its financial strength ratings, is available upon request by calling 1-800-457-7617.	Investment Alternatives: The Fixed Account Options

	Restrictions	Location in Prospectus
Investments
•Certain Variable Sub-Accounts may not be available depending on the date you purchased your Contract. In addition, Certain Variable Sub-Accounts are closed to Contract Owners not invested in the specified Variable Sub-Accounts by a designated date.
•We reserve the right to remove or substitute Portfolios as Investment Alternatives.
•Not all Fixed Account Options may be available in all states or with all Contracts.
•There may be limitations on transfers of Contract Value among Variable Sub-Accounts and from the Fixed Account.
We reserve the right to assess, a $25 charge on each transfer in excess of 12 per Contract Year.
Expenses, Investment Alternatives
Optional Benefits	We may discontinue or modify any of the optional benefits at any time prior to the time you elect it. Withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.	Income Payments and Death Benefits

	Taxes	Location in Prospectus
Tax Implications	You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract. There is no additional tax benefit to You if the Contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may also be subject to an additional federal 10% tax penalty if taken before age 59½ .	Taxes

	Conflicts of Interest	Location in Prospectus
Investment Professional Compensation	Some investment professionals may receive compensation for selling the Contracts to you in the form of commissions and other non-cash compensation (e.g., marketing allowances). Thus, these investment professionals may have a financial incentive to offer or recommend the Contracts over another investment.	More Information
Exchanges	Some investment professionals may have a financial incentive to offer an investor a new contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own your existing Contract.

Overview of the Contract
Purpose
This Contract is a variable annuity contract and is designed to help the investor accumulate assets on a tax-deferred basis through an investment portfolio and to provide or supplement the investor’s retirement income. This Contract is appropriate for an investor who has a higher risk tolerance, an understanding of investments, a long-term investment horizon, and has funds available to invest that are not required to meet current needs. The Contract is not intended for people who may need to make early or frequent withdrawals.

The Contract has various optional features and benefits that may be appropriate for you based on your financial objectives and situation. These optional features may impose additional fees, as summarized below in the Expense Table. The Contract also offers certain death benefit features, which can be used to transfer assets to your beneficiaries.

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Phases of the Contract
Accumulation Phase: This is the period of time that begins on the date we issue your Contract (“Issue Date”) and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Investment Alternatives. If you invest in the Fixed Account Options, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Portfolios.

Additional information about each Portfolio is provided in Appendix A to this prospectus.

Payout Phase: You receive income payments during what we call the “Payout Phase” of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select. During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub- Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Portfolios.

Generally, you may not make withdrawals after the Payout Start Date. One exception to this rule applies if you are receiving variable income payments that do not depend on the life of the Annuitant. In that case you may terminate all or part of the Variable Account portion of the income payments at any time and receive a lump sum equal to the present value of the remaining variable payments associated with the amount withdrawn.

After the Payout Start Date, death benefits and any living benefits will terminate.

Contract Features
Death Benefit
At no additional charge, if the Contract Owner or Annuitant die before the Payout Start Date, we will pay a standard death benefit subject to certain conditions.
For an added charge, you can also select an additional death benefit option, which may increase the amount of money payable to your designated beneficiaries upon your death. These benefits are more fully described in the “Death Benefits” section of this prospectus.

Accessing Your Money
You may withdraw some or all of your Contract Value at any time during the Accumulation Phase. In general, you must withdraw at least $100 at a time or the total amount in the investment alternative, if less. Withdrawals taken prior to annuitization (referred to in this prospectus as the Payout Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional federal 10% tax penalty. A withdrawal charge also may apply.
If the amount you withdraw reduces your Contract Value to less than $500, we may treat it as a request to withdraw your entire Contract Value. Your Contract will terminate if you withdraw all of your Contract Value.

Optional Withdrawal Benefits
We offer optional benefits riders that, for an additional charge, offer protection against market risk (the risk that your investments may decline in value or underperform your expectations) and guarantee a minimum lifetime income. Withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.

Dollar Cost Averaging	Through our Dollar Cost Averaging Program, at no additional charge, you may automatically transfer a set amount every month (or other intervals we may offer) during the Accumulation Phase from any Variable Sub-Account or the Dollar Cost Averaging Fixed Account Option(s) to any Variable Sub-Account.
Portfolio Rebalancing	If you select our Automatic Portfolio Rebalancing Program, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations on a quarterly basis at no additional charge. We will not include money you allocate to the Fixed Account Options in the Automatic Portfolio Rebalancing Program.
Systematic Withdrawal Program	This program, at no additional charge, allows you to receive regular automatic withdrawals from your Contract on a monthly basis at any time prior to the Payout Start Date.
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Expense Table
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from your variable annuity contract. Please refer to your Contract data page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract value between Investment Alternatives. State premium taxes may also be deducted.

Transaction Expenses

Withdrawal Charge(1):	Maximum:
(as a percentage of purchase payments withdrawn)	6%

Withdrawal Charge with Longevity Reward Rider(2):	3%

Transfer Fee(3):	$25

(1)	Withdrawal Charges in subsequent years*
	Number of full years from application of each Purchase Payment	0	1	2	3	4	5	6+
		6%	5%	4%	3%	2%	1%	0%
*	During each Contract Year, you may withdraw up to 15% of the aggregate amount of your purchase payments as of the beginning of the Contract Year without incurring a withdrawal charge. See “Withdrawal Charges” for more information.
(2)	Applies to purchase payments received before or after the Rider date. See the “Longevity Reward Rider” section for details.
(3)	There is no charge for the first 12 transfers within a Contract Year, excluding transfers due to dollar cost averaging and automatic portfolio rebalancing.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses

Annual Fee	Maximum	Current
Contract Maintenance Charge	$30	$30
Base Contract Expense (as a percentage of variable account assets)	1.35%	1.35%
Optional benefits available for an additional charge: (as a percentage of separate account assets)
Enhanced Death Benefit Option(1)	0.13%	0.13%
Performance Death Benefit Option	0.13%	0.13%
Performance Income Benefit Option(1)	0.13%	0.13%
Performance Benefit Combination Option(1)(2)	0.24%	0.24%
Death Benefit Combination(2)	0.24%	0.24%
Income Benefit Combination Option 2(1)(2)	0.30%	0.30%
Income and Performance Death Benefit Option(1) (State of Washington only)	0.43%	0.43%
Income and Death Benefit Combination Option 2(1)(2)	0.50%	0.50%
Enhanced Earnings Death Benefit Option	0.20%	0.20%
Longevity Reward Rider(3)	0.00%***	0.00%
(1) These Options are no longer available to be added to your Contract.
(2) Only one optional "combination" benefit is allowed at any time.
(3) If you have elected the Longevity Reward Rider, the mortality and expense risk charge is reduced by 0.07% under the basic policy or any Option described above. We will also waive the contract maintenance charge for the life of the Contract provided your total Contract Value is $40,000 or more on or after the date we issue the Rider (Rider Date). This Option is no longer available to be added to your Contract.

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The next item shows the minimum and maximum total operating expenses charged by the Portfolio Companies that you may pay periodically during the time that you own the Contract. A complete list of Portfolio Companies available under the Contract, including their annual expenses, may be found at the back of this document.
Annual Portfolio Company Expenses

	Minimum	Maximum
Total Annual Portfolio Operating Expenses (1) (expenses that are deducted from Portfolio assets, which may include management fees, distribution and/or services (12b-1) fees, and other expenses)	0.24%	1.60%
(1) Expenses are shown as a percentage of portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2020.
EXAMPLE
This example is intended to help you compare the cost of investing in the Contracts with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, and Portfolio fees and expenses.

The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of Annual Portfolio Company Expenses and optional benefits available for an additional charge, which includes the base contract with the Income and Death Benefit Combination Option 2 and Enhanced Earnings Death Benefit Option. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Assuming Maximum Total Annual Portfolio Expenses				Assuming Minimum Total Annual Portfolio Expenses
	1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs
If you surrender your annuity at the end of the applicable time period:	$9,743	$15,362	$21,158	$39,458	$8,376	$11,310	$14,499	$26,671
If you annuitize your annuity or if you do not surrender your annuity at the end of the applicable time period:	$3,743	$11,362	$19,158	$39,458	$2,376	$7,310	$12,499	$26,671
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Principal Risks of Investing in the Contract
Risk of Loss
You can lose money by investing in the Contract.
Not a Short-Term Investment
This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawal charges will reduce the value of your Contract if you withdraw money during the period of time that withdrawal charges are assessed on your Contract. Any withdrawals you make prior to the age of 59 ½ may also be subject to a tax penalty.
Risks Associated with Investment Alternatives
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Alternatives available under the Contract (e.g., the Portfolios). Each investment option, including any fixed account investment option, will have its own unique risks. You should review these Investment Alternatives before making an investment decision.
Insurance Company Risks
An investment in the Contract is subject to the risks related to Allstate Life. Any obligations (including under any fixed account Investment Alternatives), guarantees, or benefits are subject to the claims-paying ability of Allstate Life. If Allstate Life experiences financial distress, it may not be able to meet its obligations to you. More information about Allstate Life, including its financial strength ratings, is available upon request by calling 1-800-457-7617.
Investment Risk
Amounts you allocate to Variable Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which those Variable Sub-Accounts invest. You bear the investment risk that the Portfolios might not meet their investment objectives. Shares of the Portfolios are not deposits, or obligations of, or guaranteed or endorsed by any bank and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. In other words, you could lose your investment.
Access to Cash Value
You can withdraw some or all of your Contract Value at any time during the Accumulation Phase, but you may be subject to a withdrawal charge and other fees and taxes. Withdrawals also are available under limited circumstances on or after the Payout Start Date. You can withdraw money from the Variable Account and/ or the Fixed Account Options. The amount payable upon withdrawal is the Contract Value (or portion thereof) less any withdrawal charges, contract maintenance charges, income tax withholding, and any premium taxes. In general, you must withdraw at least $500 at a time. During each Contract Year, you may withdraw up to 15% of the aggregate amount of your purchase payments as of the beginning of the Contract Year without incurring a withdrawal charge.
Tax Consequences
If you make a partial withdrawal under a Non-Qualified Contract, the amount you receive will be taxed as ordinary income, rather than as return of cost basis, until all gain has been withdrawn. If you make a full withdrawal under a Non-Qualified Contract, the amount received will be taxable only to the extent it exceeds your cost basis in the Contract. Any withdrawals you make prior to the age of 59 ½ may also be subject to an additional 10% tax penalty.
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The Contract
CONTRACT OWNER
The Variable Annuity II is a contract between you, the Contract owner, and Allstate Life, a life insurance company. As the Contract owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):
1.the investment alternatives during the Accumulation and Payout Phases,
2.the amount and timing of your purchase payments and withdrawals,
3.the programs you want to use to invest or withdraw money,
4.the income payment plan you want to use to receive retirement income,
5.the Annuitant (either yourself or someone else) on whose life the income payments will be based,
6.the owner, while the Annuitant is alive,
7.the Beneficiary or Beneficiaries who will receive the benefits that the Contract provides when the last surviving Contract owner dies, and
8.any other rights that the Contract provides.
If you die, any surviving Contract owner or, if none, the Beneficiary will exercise the rights and privileges provided to them by the Contract.
The Contract cannot be jointly owned by both a non- living person and a living person. If the Contract owner is a grantor trust, the Contract owner will be considered a non-living person for purposes of this section and the Death Benefits section. The age of the oldest Contract owner cannot exceed age 90 as of the date we receive the completed application or request to select a new Contract owner.
Changing ownership of this contract may cause adverse tax consequences and may not be allowed under qualified plans. Please consult with a tax advisor prior to making a request for a change of Contract owner.
The Contract can also be purchased as an IRA or TSA (also known as a 403(b)). The endorsements required to qualify these annuities under the Code may limit or modify your rights and privileges under the Contract.
ANNUITANT
The Annuitant is the individual whose life span we use to determine income payments as well as the latest Payout Start Date. You initially designate an Annuitant in your application. The age of the oldest Annuitant cannot exceed 90 as of the date we receive the completed application. If the Contract owner is a living person, you may change the Annuitant before the Payout Start Date. Before the Payout Start Date, you may also designate a joint Annuitant, who is a second person on whose life income payments depend. If a non-Qualified contract is held by a non-living person, any change in the Annuitant will be treated as the death of the Annuitant and will activate the distribution requirements outlined in the Death Benefit section.
BENEFICIARY
You may name one or more primary and contingent Beneficiaries when you apply for a Contract. The primary Beneficiary is the person who may elect to receive the death benefit or become the new Contract owner subject to the Death of Owner provision if the sole surviving Contract owner dies before the Payout Start Date. If the sole surviving Contract owner dies after the Payout Start Date, the primary Beneficiary will receive any guaranteed income payments scheduled to continue.
A contingent Beneficiary is the person selected by the Contract owner who will exercise the rights of the primary Beneficiary if all named primary Beneficiaries die before the death of the sole surviving Contract owner.
You may change or add Beneficiaries at any time, unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be signed by you and filed with us. After we accept the form, the change of Beneficiary will be effective as of the date you signed the form. Until we receive your written notice to change a Beneficiary, we are entitled to rely on the most recent Beneficiary information in our files. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice to us promptly. Each Beneficiary change is subject to any payment made by us or any other action we take before we accept the change.
You may restrict income payments to Beneficiaries by providing us with a written request. Once we accept the written request, the restriction will take effect as of the date you signed the request. Any restriction is subject to any payment made we make or any other action we take before we accept the request.
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If you did not name a Beneficiary or, unless otherwise provided in the Beneficiary designation, if a named Beneficiary is no longer living and there are no other surviving primary or contingent Beneficiaries when the death benefit becomes payable, the new Beneficiary will be:
1.your spouse or, if he or she is no longer alive,
2.your surviving children equally, or if you have no surviving children,
3.your estate.
If there is more than one Beneficiary and one of the Beneficiaries is a corporation or other type of non-living person, all Beneficiaries will be considered to be non-living persons for the above purposes.
Unless you have provided directions to the contrary, the Beneficiaries will take equal shares. If there is more than one Beneficiary in a class (e.g., more than one primary Beneficiary) and one of the Beneficiaries predeceases the Contract owner, the remaining Beneficiaries in that class will divide the deceased Beneficiary’s share in proportion to the original share of the remaining Beneficiaries.
If there is more than one Beneficiary taking shares of the death benefit, each Beneficiary will be treated as a separate and independent owner of his or her respective share of the death benefit. Each Beneficiary will exercise all rights related to his or her share of the death benefit, including the sole right to select a payout option, subject to any restrictions previously placed upon the Beneficiary. Each Beneficiary may designate a Beneficiary(ies) for his or her respective share, but that designated Beneficiary(ies) will be restricted to the payout option chosen by the original Beneficiary.
MODIFICATION OF THE CONTRACT
Only an Allstate Life officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.
ASSIGNMENT
No owner has a right to assign any interest in a Contract as collateral or security for a loan. However, you may assign periodic income payments under the Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are payable to the Beneficiary. We will not be bound by any assignment until you sign it and file it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes or assessment of the 10% additional tax penalty. You should consult with your attorney before trying to assign your Contract.

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Purchases
MINIMUM PURCHASE PAYMENTS
You may make additional purchase payments of at least $25 at any time prior to the Payout Start Date. Higher minimums may apply to the allocation of those purchase payments to investment alternatives as described below. We reserve the right to limit the maximum amount of purchase payments we will accept. We may apply certain limitations, restrictions, and/or underwriting standards as a condition of acceptance of purchase payments.
AUTOMATIC ADDITIONS PROGRAM
You may make subsequent purchase payments of at least $25 by automatically transferring amounts from your bank account or your Morgan Stanley Active Assets ™ Account. Please consult your Morgan Stanley Financial Advisor for details.
See Appendix D for numerical examples that illustrate how the Automatic Additions Program works.
ALLOCATION OF PURCHASE PAYMENTS
At the time you apply for a Contract, you must decide how to allocate your purchase payments among the investment alternatives. The allocation you specify on your application will be effective immediately. All allocations must be in whole percentages that total 100% or in whole dollars. The minimum amount you may allocate to any investment alternative is $100. The minimum amount that you may allocate to the Guarantee Periods is $500. You can change your allocations by notifying us in writing. These minimums apply to both initial and subsequent allocations.
We will allocate your purchase payments to the investment alternatives according to your most recent instructions on file with us. Unless you notify us in writing otherwise, we will allocate subsequent purchase payments according to the allocation for the previous purchase payment. We will effect any change in allocation instructions at the time we receive written notice of the change in good order. We will credit subsequent purchase payments to the Contract on the business day that we receive the purchase payment at our service center in Good Order.
We use the term “business day” to refer to each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as “Valuation Dates.” Our business day closes when the New York Stock Exchange closes for regular trading, usually 4:00 p.m. Eastern Time (3:00 p.m. Central Time). If we receive your purchase payment after 3:00 p.m. Central Time on any Valuation Date, we will credit your purchase payment using the Accumulation Unit Values computed on the next Valuation Date.
There may be circumstances where the New York Stock Exchange is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Contract Value may fluctuate based on changes in the Accumulation Unit Values, but you may not be able to transfer Contract Value, or make a purchase or redemption request.
With respect to any purchase payment that is pending investment in our Variable Account, we may hold the amount temporarily in a suspense account and may earn interest on amounts held in that suspense account. You will not be credited with any interest on amounts held in that suspense account.

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Contract Value
Your Contract Value at any time during the Accumulation Phase is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus the value of your investment in the Fixed Account Options.
ACCUMULATION UNITS
To determine the number of Accumulation Units of each Variable Sub-Account to allocate to your Contract, we divide (i) the amount of the purchase payment or transfer you have allocated to a Variable Sub-Account by (ii) the Accumulation Unit Value of that Variable Sub-Account next computed on the valuation date after we receive your payment or transfer. For example, if we receive a $10,000 purchase payment allocated to a Variable Sub-Account when the Accumulation Unit Value for the Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable Sub-Account to your Contract. Withdrawals and transfers from a Variable Sub-Account would, of course, reduce the number of Accumulation Units of that Sub- Account allocated to your Contract.
ACCUMULATION UNIT VALUE
As a general matter, the Accumulation Unit Value for each Variable Sub-Account will rise or fall to reflect:
1.changes in the share price of the Portfolio in which the Variable Sub-Account invests, and
2.the deduction of amounts reflecting the mortality and expense risk charge and administrative expense charge
We determine contract maintenance charges, withdrawal charges, and transfer fees (currently waived) separately for each Contract. They do not affect Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units. We determine a separate Accumulation Unit Value for each Variable Sub-Account on each Valuation Date. We also determine a separate set of Accumulation Unit Values that reflect the cost of each optional benefit, or available combinations thereof, offered under the Contract.
You should refer to the prospectuses for the Portfolios for a description of how the assets of each Portfolio are valued, since that determination directly bears on the Accumulation Unit Value of the corresponding Variable Sub-Account and, therefore, your Contract Value.
CALCULATION OF ACCUMULATION UNIT VALUES
The value of Accumulation Units will change each Valuation Period according to the investment performance of the Portfolio shares purchased by each Variable Sub-Account and the deduction of certain expenses and charges. A "Valuation Period" is the period from the end of one Valuation Date and continues to the end of the next Valuation Date. A Valuation Date ends at the close of regular trading on the New York Stock Exchange (currently 3:00 p.m. Central Time).
The Accumulation Unit Value of a Variable Sub-Account for any Valuation Period equals the Accumulation Unit Value as of the immediately preceding Valuation Period, multiplied by the Net Investment Factor (described below) for that Sub-Account for the current Valuation Period.
NET INVESTMENT FACTOR
The Net Investment Factor for a Valuation Period is a number representing the change, since the last Valuation Period, in the value of Variable Sub-Account assets per Accumulation Unit due to investment income, realized or unrealized capital gain or loss, deductions for taxes, if any, and deductions for the mortality and expense risk charge and administrative expense charge. We determine the Net Investment Factor for each Variable Sub-Account for any Valuation Period by dividing (A) by (B) and subtracting (C) from the result, where:
(A) is the sum of:
(1) the net asset value per share of the Portfolio underlying the Variable Sub-Account determined at the end of the current Valuation Period; plus,
(2) the per share amount of any dividend or capital gain distributions made by the Portfolio underlying the Variable Sub-Account during the current Valuation Period;
(B) is the net asset value per share of the Portfolio underlying the Variable Sub-Account determined as of the end of the immediately preceding Valuation Period; and
(C) is the mortality and expense risk charge and administrative expense charge corresponding to the portion of the 365 day year (366 days for a leap year) that is in the current Valuation Period.

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Investment Alternatives: The Variable Sub-Accounts
You may allocate your purchase payments to various Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. Information regarding each Portfolio Company, including its name, its type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives, its investment adviser and any sub-investment adviser, current expenses, and performance is available in Appendix A.
Each Portfolio Company has issued a prospectus that contains more detailed information about the Portfolio Company. For more complete information about each Portfolio, including the investment objective(s), expenses and risks associated with the Portfolio, please refer to the prospectus for the Portfolios. The Variable Sub-Accounts that you select are your choice - we do not provide investment advice, nor do we recommend any particular Variable Sub-Account. Please consult with a qualified investment professional if you wish to obtain investment advice. You should carefully consider the investment objectives, risks, charges and expenses of the underlying Portfolios when making an allocation to the Variable Sub-Accounts. To obtain any or all of the underlying Portfolio prospectuses, please contact us at 1-800-457-7617 or visit us online at www.annuityregulatorydocuments.com.
Dividends and Capital Gain Distributions. We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value.
Following the detection of excessive short-term trading activity and in response to requests from the fund investment advisors, Allstate currently limits new premium allocations and transfers into all Sub-Accounts other than the Money Market Sub-Account to a maximum of $50,000 per day. If we receive a transfer request that exceeds the limitation, we will be unable to process the request and will promptly contact you and request that you submit a transfer request that complies with the Sub-Account limitation. If you wish to transfer more than $50,000 into a Sub-Account, you may submit a single request that Allstate transfer $50,000 per day into that Sub-Account until the total desired amount has been transferred.
For example, if you wish to transfer $500,000 into a Sub-Account, you may submit a single request that Allstate transfer $50,000 per day for 10 business days until the full $500,000 has been transferred.
If, as of the effective date of the Sub-Account restriction, you were enrolled in one of our special services automatic transaction programs, such as automatic additions, portfolio rebalancing or dollar cost averaging, we will continue to effect automatic transactions to the Sub-Accounts without regard to the $50,000 limitation. Shares may be redeemed at any time.
Amounts you allocate to Variable Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which those Variable Sub-Accounts invest. You bear the investment risk that the Portfolios might not meet their investment objectives. Shares of the Portfolios are not deposits, or obligations of, or guaranteed or endorsed by any bank and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

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Investment Alternatives: The Fixed Account Options
You may allocate all or a portion of your purchase payments to the Fixed Account Options. We currently offer the basic Dollar Cost Averaging Fixed Account Option, and we may offer the additional Dollar Cost Averaging Fixed Account Options described below. However, the 6 and 12-month Dollar Cost Averaging Options currently are not available.
Please consult with your Morgan Stanley Financial Advisor for current information. The Fixed Account supports our insurance and annuity obligations which includes death benefits and other benefits under the Contracts. The Fixed Account consists of our general assets other than those in segregated asset accounts. The Fixed Account is part of the Company's general account. Insurance and annuity obligations and the guaranteed benefits under the Contracts are supported by the Company's general account and are subject to the Company's claims paying ability. Therefore, contract owners should look to the financial strength of the company for its claims paying ability.
We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to a Fixed Account Option does not entitle you to share in the investment experience of the Fixed Account.
DOLLAR COST AVERAGING FIXED ACCOUNT OPTIONS
Basic Dollar Cost Averaging Fixed Account Option. You may establish a Dollar Cost Averaging Program, as described in the “Transfers” section of this prospectus, by allocating purchase payments to the Basic Dollar Cost Averaging Fixed Account Option. Purchase payments that you allocate to the Basic Dollar Cost Averaging Fixed Account Option will earn interest for a 1-year period at the current rate in effect at the time of allocation. We will credit interest daily at a rate that will compound over the year to the annual interest rate we guaranteed at the time of allocation. Rates may be different than those available for the Guarantee Periods described below. After the one-year period, we will declare a renewal rate which we guarantee for a full year. Subsequent renewal dates will be every twelve months for each purchase payment. Renewal rates will not be less than the minimum guaranteed rate found in the Contract, which is 3.00%.
You may not transfer funds from other investment alternatives to the Basic Dollar Cost Averaging Option.
6 and 12 Month Dollar Cost Averaging Fixed Account Options. In the future, we may offer 6 and 12-month Dollar Cost Averaging Fixed Account Options. Under these options, you may establish a Dollar Cost Averaging Program by allocating purchase payments to the Fixed Account either for 6 months (the “6 Month Dollar Cost Averaging Fixed Account Option”) or for 12 months (the “12 Month Dollar Cost Averaging Fixed Account Option”). Your purchase payments will earn interest for the period you select at the current rates in effect at the time of allocation. Rates may differ from those available for the Guarantee Periods described below. However, the crediting rates for the 6 and 12 Month Dollar Cost Averaging Fixed Account Options will never be less than 3% annually.
You must transfer all of your money out of the 6 or 12 Month Dollar Cost Averaging Fixed Account Options to the Variable Sub-Accounts in equal monthly installments. If you discontinue a 6 or 12 Month Dollar Cost Averaging Fixed Account Option prior to last scheduled transfer, we will transfer any remaining money immediately to the Money Market Variable Sub-Account, unless you request a different Variable Sub-Account.
You may not transfer funds from other investment alternatives to the 6 or 12 Month Dollar Cost Averaging Fixed Account Options. Transfers out of the Dollar Cost Averaging Fixed Account Options do not count towards the 12 transfers you can make without paying a transfer fee. We may declare more than one interest rate for different monies based upon the date of allocation to the Dollar Cost Averaging Fixed Account Options. For availability and current interest rate information, please contact your sales representative or our customer support unit at 1-800-457-7617.
See Appendix D for numerical examples that illustrate how the Dollar Cost Averaging Programs work.
GUARANTEE PERIODS
You may allocate purchase payments or transfers to one or more Guarantee Periods of the Fixed Account (“Guarantee Periods”). Each payment or transfer allocated to a Guarantee Period earns interest at a specified rate that we guarantee for a period of years. Since interest is credited daily, any withdrawals that occur prior to the end of your Guarantee Period will reduce the amount of interest received. We will offer a 1-year Guarantee Period. We offer additional Guarantee Periods at our sole discretion. We currently offer a 1 year and a 6-year Guarantee Period.
Interest Rates.    We will tell you what interest rates and Guarantee Periods we are offering at a particular time. We will not change the interest rate that we credit to a particular allocation until the end of the relevant Guarantee Period. We may declare different interest rates for Guarantee Periods of the same length that begin at different times.
We have no specific formula for determining the rate of interest that we will declare initially or in the future. We will set those interest rates based on investment returns available at the time of the determination. In addition, we may consider various other factors in determining interest rates including regulatory and tax requirements, our sales commission and administrative expenses, general economic trends, and competitive factors. We determine the interest rates to be declared in our sole discretion. We can neither predict nor guarantee what those rates will be in the future. The interest rate will never be less than the minimum guaranteed rate
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stated in the Contract, which is 3.00%. After the Guarantee Period, we will declare a renewal rate. Subsequent renewal dates will be on anniversaries of the first renewal date. On or about each renewal date, we will notify the owner of the interest rate(s) for the Contract Year then starting.

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Investment Alternatives: Transfers
TRANSFERS DURING THE ACCUMULATION PHASE
During the Accumulation Phase, you may transfer Contract Value among the investment alternatives. Currently, all Sub-Accounts other than the Money Market Sub-Account limit new purchases to $50,000 per day. See “The Variable Sub-Accounts” subsection of the “Investment Alternatives” section of this prospectus. Transfers to any Guarantee Period must be at least $500. You may not, however, transfer Contract Value into any of the Dollar Cost Averaging Fixed Account Options. You may request transfers in writing on a form that we provide or by telephone according to the procedure described below. The minimum amount that you may transfer is $100 or the total amount in the investment alternative, whichever is less. We currently do not assess, but reserve the right to assess, a $25 charge on each transfer in excess of 12 per Contract Year. We will notify you at least 30 days before we begin imposing the transfer charge. We treat transfers to or from more than one Portfolio on the same day as one transfer.
We limit the amount you may transfer from the Guarantee Periods to the Variable Account in any Contract Year to the greater of:
1. 25% of the aggregate value in the Guarantee Periods as of the most recent Contract Anniversary (if this amount is less than $1,000, then up to $1,000 may be transferred); or
2. 25% of the sum of all purchase payments and transfers to the Guarantee Periods as of the most recent Contract Anniversary.
These restrictions do not apply to transfers pursuant to dollar cost averaging. If the first renewal interest rate is less than the current rate that was in effect at the time money was allocated or transferred to a Guarantee Period, we will waive the transfer restriction for that money and the accumulated interest thereon during the 60-day period following the first renewal date.
We will process transfer requests that we receive before 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for that Date. We will process written requests completed after 3:00 p.m. on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer transfers from the Fixed Account Options for up to six months from the date we receive your request. If we decide to postpone transfers for 30 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date we receive the transfer request to the date we make the transfer.
MARKET TIMING & EXCESSIVE TRADING
The Contracts are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Variable Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance and adversely affect your Contract Value. Our policy is not to accept knowingly any money intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Contract if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Contract.
We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under “Trading Limitations.” Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.
While we seek to deter market timing and excessive trading in Variable Sub-Accounts, because our procedures involve the exercise of reasonable judgment, we may not identify or prevent some market timing or excessive trading. Moreover, imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it is detected. As a result, some investors may be able to engage in market timing and excessive trading, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.
TRADING LIMITATIONS
We reserve the right to limit transfers among the investment alternatives in any Contract year, require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery, or to refuse any transfer request, if:
•we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Contract Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Contract Owners; or
•we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.
In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:
•the total dollar amount being transferred, both in the aggregate and in the transfer request;
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•the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Variable Sub-Account in a short period of time can constitute market timing);
•whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Variable Sub-Account underlying Portfolios that we have identified as being susceptible to market timing activities (e.g., International, High Yield, and Small Cap Variable Sub-Accounts);
•whether the manager of the underlying Portfolio has indicated that the transfers interfere with Portfolio management or otherwise adversely impact the Portfolio; and
•the investment objectives and/or size of the Variable Sub-Account underlying Portfolio.
We seek to apply these trading limitations uniformly. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.
If we determine that a Contract Owner has engaged in market timing or excessive trading activity, we will require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. If we determine that a Contract Owner continues to engage in a pattern of market timing or excessive trading activity we will restrict that Contract Owner from making future additions or transfers into the impacted Variable Sub-Account(s) or will restrict that Contract Owner from making future additions or transfers into the class of Variable Sub-Account(s) if the Variable Sub-Accounts(s) involved are vulnerable to arbitrage market timing trading activity (e.g., International, High Yield, and Small Cap Variable Sub-Accounts).
In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.
SHORT TERM TRADING FEES
The underlying Portfolios are authorized by SEC regulation to adopt and impose redemption fees if a Portfolio’s Board of Directors determines that such fees are necessary to minimize or eliminate short-term transfer activity that can reduce or dilute the value of outstanding shares issued by the Portfolio. The Portfolio will set the parameters relating to the redemption fee and such parameters may vary by Portfolio. If a Portfolio elects to adopt and charge redemption fees, these fees will be passed on to the Contract Owner(s) responsible for the short-term transfer activity generating the fee.
We will administer and collect redemption fees in connection with transfers between the Variable Sub-Accounts and forward these fees to the Portfolio. Please consult the Portfolio’s prospectus for more complete information regarding the fees and charges associated with each Portfolio.
TRANSFERS DURING THE PAYOUT PHASE
During the Payout Phase, you may make transfers among the Variable Sub-Accounts so as to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. In addition, you will have a limited ability to make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments. You may not, however, convert any portion of your right to receive fixed income payments into variable income payments.
You may not make any transfers for the first 6 months after the Payout Start Date. Thereafter, you may make transfers among the Variable Sub-Accounts or make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments. Your transfers must be at least 6 months apart.
TELEPHONE OR ELECTRONIC TRANSFERS
You may make transfers by telephone by calling 1-800-457-7617 if you have on file a completed authorization form. The cut off time for telephone transfer requests is 3:00 p.m. Central Time. In the event that the New York Stock Exchange closes early, i.e., before 3:00 p.m. Central Time, or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange.
We may suspend, modify or terminate the telephone transfer privilege, as well as any other electronic or automated means we previously approved, at any time without notice.
We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.
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DOLLAR COST AVERAGING PROGRAM
Through our Dollar Cost Averaging Program, you may automatically transfer a set amount every month (or other intervals we may offer) during the Accumulation Phase from any Variable Sub-Account or the Dollar Cost Averaging Fixed Account Option(s) to any Variable Sub-Account. Transfers made through dollar cost averaging must be $100 or more.
The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this Program does not assure you of a greater profit from your purchases under the Program nor will it prevent or necessarily reduce losses in a declining market. Call or write us for information on how to enroll.
See Appendix D for numerical examples that illustrate how the Dollar Cost Averaging Program works.
AUTOMATIC PORTFOLIO REBALANCING PROGRAM
Once you have allocated your money among the Variable Sub-Accounts, the performance of each Sub-Account may cause a shift in the percentage you allocated to each Sub-Account. If you select our Automatic Portfolio Rebalancing Program, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations. We will not include money you allocate to the Fixed Account Options in the Automatic Portfolio Rebalancing Program.
We will rebalance your account each quarter (or other intervals that we may offer) according to your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your request. We are not responsible for rebalancing that occurs prior to receipt of your request.
Example:
Assume that you want your initial purchase payment split among 2 Variable Sub-Accounts. You want 40% to be in the Fund A Variable Sub-Account and 60% to be in the Fund B Variable Sub-Account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Fund A Variable Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the Fund A Variable Sub-Account and use the money to buy more units in the Fund B Variable Sub-Account so that the percentage allocations would again be 40% and 60% respectively.
The Automatic Portfolio Rebalancing Program is available only during the Accumulation Phase. The transfers made under the Program do not count towards the 12 transfers you can make without paying a transfer fee, and are not subject to a transfer fee.
Portfolio rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.
See Appendix D for numerical examples that illustrate how the Automatic Portfolio Rebalancing Program works.

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Expenses
As a Contract owner, you will bear, directly or indirectly, the charges and expenses described below.
CONTRACT MAINTENANCE CHARGE
During the Accumulation Phase, on each Contract Anniversary we will deduct a $30 contract maintenance charge from your Contract Value. This charge will be deducted on a pro rata basis from each investment alternative in the proportion that your investment in each bears to your Contract Value. We also will deduct a full contract maintenance charge if you withdraw your entire Contract Value. During the Payout Phase, we will deduct the charge proportionately from each income payment.
The charge is to compensate us for the cost of administering the Contracts and the Variable Account. Maintenance costs include expenses we incur in billing and collecting purchase payments; keeping records; processing death claims, cash withdrawals, and policy changes; proxy statements; calculating Accumulation Unit Values and income payments; and issuing reports to Contract owners and regulatory agencies. We cannot increase the charge. The contract maintenance charge is waived under certain circumstances if you have elected the Longevity Reward Rider. See “Longevity Reward Rider” section of this prospectus for details.
MORTALITY AND EXPENSE RISK CHARGE
We deduct a mortality and expense risk charge daily at the following current annual rates (as a percentage of daily net assets):
1. 1.25% Base Contract
2. 1.38% w/Enhanced Death Benefit Option
3. 1.38% w/Performance Death Benefit Option
4. 1.38% w/Performance Income Benefit Option
5. 1.49% w/Performance Benefit Combination Option
6. 1.49% w/Death Benefit Combination Option
7. 1.55% w/Income Benefit Combination Option 2
8. 1.68% w/Income and Performance Death Benefit Option (State of Washington only)
9. 1.75% w/Income and Death Benefit Combination Option 2
10. 1.45% w/ Enhanced Earnings Death Benefit Option
11. 1.18% w/ Longevity Reward Rider
See the description of each Option and the Longevity Reward Rider for the availability of each.
The mortality and expense risk charge is included in the base contract expense as shown in the "Expense Table" section. The mortality and expense risk charge is for all the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will not be sufficient in the future to cover the cost of administering the Contract. If the charges under the Contract are not sufficient, then we will bear the loss. We charge an additional amount for the Death Benefit Options and the Income Benefit Options to compensate us for the additional risk that we accept by providing these Options.
We guarantee the mortality and expense risk charge, and since current charges are at the maximum allowed by the Contract, we cannot increase it. We assess the mortality and expense risk charge during both the Accumulation Phase and the Payout Phase.
ADMINISTRATIVE EXPENSE CHARGE
We deduct an administrative expense charge daily at an annual rate of 0.10% of the daily net assets you have invested in the Variable Sub-Accounts. The administrative expense charge is included in the base contract expense as shown in the "Expense Table" section. We intend this charge to cover actual administrative expenses that exceed the revenues from the contract maintenance charge. There is no direct relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributed to that Contract. We assess this charge each day during the Accumulation Phase and the Payout Phase.
TRANSFER FEE
We do not currently impose a fee upon transfers among the investment alternatives. However, we reserve the right to charge $25 per transfer after the 12th transfer in each Contract Year. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging or Automatic Portfolio Rebalancing Program.
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WITHDRAWAL CHARGE
We may assess a withdrawal charge of up to 6% of the purchase payment(s) you withdraw. This charge declines to 0% after the expiration of 6 years from the day we receive the purchase payment being withdrawn. If you make a withdrawal before the Payout Start Date, we will apply the withdrawal charge percentage in effect on the date of the withdrawal, or the withdrawal charge percentage in effect on the following day, whichever is lower. A schedule showing how the withdrawal charge declines over the 6-year period is shown in the “Expense Table” section of this prospectus. During each Contract Year, you can withdraw all purchase payments beyond the withdrawal charge period or up to 15% of the aggregate amount of your purchase payments (as of the Issue Date or the most recent Contract Anniversary, whichever is later), whichever is greater, without paying a withdrawal charge. Unused portions of this Charge Free Withdrawal Amount are not carried forward to future Contract Years.
If you qualify for and elect the Longevity Reward Rider, a withdrawal charge of up to 3% will apply to purchase payments received before or after the Rider Date. See “Longevity Reward Rider” section of this prospectus for details.
We will deduct withdrawal charges, if applicable, from the amount paid, unless you instruct otherwise. For purposes of the withdrawal charge, we will treat withdrawals as coming from purchase payments, starting with the oldest purchase payments first and then from earnings. Therefore, additional purchase payments may reduce your ability to withdraw earnings without incurring a withdrawal charge. However, for federal income tax purposes, please note that withdrawals are considered to have come first from earnings, which means you pay taxes on the earnings portion of your withdrawal. We do not apply a withdrawal charge in the following situations:
1. on the Payout Start Date (a withdrawal charge may apply if you elect to receive income payments for a specified period of less than 120 months);
2. the death of the Contract owner or Annuitant (unless the Contract is continued); and
3. withdrawals taken to satisfy IRS minimum distribution rules for the Contract.
We use the amounts obtained from the withdrawal charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts. To the extent that the withdrawal charge does not cover all sales commissions and other promotional or distribution expenses, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.
Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59  1 / 2 , may be subject to an additional 10% federal tax.
PREMIUM TAXES
Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for paying these taxes and will deduct them from your Contract Value. Some of these taxes are due when the Contract is issued, others are due when income payments begin or upon surrender.
Our current practice is not to charge anyone for these taxes until income payments begin or when a total withdrawal occurs including payment upon death. At our discretion, we may discontinue this practice and deduct premium taxes from the purchase payments. Premium taxes generally range from 0% to 3.5%, depending on the state.
At the Payout Start Date, if applicable, we deduct the charge for premium taxes from each investment alternative in the proportion that the Contract value in the investment alternative bears to the total Contract Value.
DEDUCTION FOR VARIABLE ACCOUNT INCOME TAXES
We may assess a charge against the Sub-accounts and the Fixed Rate Options equal to any taxes which may be imposed upon the Separate Account. We will pay company income taxes on the taxable corporate earnings created by this Separate Account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the Tax Charge you pay under the contract. We will periodically review the issue of charging for taxes, and we may charge for taxes in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the administration of the Contract, including any tax imposed with respect to the operation of the Separate Account or General Account. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the Separate Account annuity contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the Tax Charge you pay under the contract. We reserve the right to change these tax practices.
Our status under the Code is briefly described in the Taxes section.
PORTFOLIO EXPENSES
Each Portfolio deducts management fees and other expenses from its assets. Charges are deducted from and expenses paid out of the assets of the Portfolio Companies that are described in the prospectuses for those companies. You indirectly bear the charges and
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expenses of the Portfolios whose shares are held by the Variable Sub-Accounts. These fees and expenses are described in the accompanying prospectuses for the Portfolios. For a summary of Portfolio annual expenses, see the “Expense Table” section of this prospectus. For a summary of Portfolio annual expenses, see the “Expense Table” section of this prospectus. See Appendix A for a list of Portfolio Companies available under the Contract and their current expenses and performance information. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at www.annuityregulatorydocuments.com. You can also request this information at no cost by calling 1-800-457-7617 or by sending an email request to prudaawfnf@se2.com.
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Access to Your Money
You can withdraw some or all of your Contract Value at any time during the Accumulation Phase. Withdrawals also are available under limited circumstances on or after the Payout Start Date. See the “Income Plans” subsection in the “Income Payments” section of this prospectus.
You can withdraw money from the Variable Account and/ or the Fixed Account Options. The amount payable upon withdrawal is the Contract Value (or portion thereof) next computed after we receive the request for a withdrawal at our headquarters, less any withdrawal charges, contract maintenance charges, income tax withholding, and any premium taxes. To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable charges and taxes. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances.
You have the opportunity to name the investment alternative(s) from which you are taking the withdrawal. If none are named, then we will withdraw the amount proportionately from the investment alternatives in which you are invested according to the value of your investments therein. In general, you must withdraw at least $500 at a time. You also may withdraw a lesser amount if you are withdrawing your entire interest in a Variable Sub-Account.
Withdrawals taken prior to annuitization (referred to in this prospectus as the Payout Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax. The total amount paid at surrender may be more or less than the total purchase payments due to prior withdrawals, any deductions, and investment performance.
WRITTEN REQUESTS AND FORMS IN GOOD ORDER.
Written requests must include sufficient information and/or documentation, and be sufficiently clear, to enable us to complete your request without the need to exercise discretion on our part to carry it out. You may contact our Customer Service Center to learn what information we require for your particular request to be in “good order.” Additionally, we may require that you submit your request on our form. We reserve the right to determine whether any particular request is in good order, and to change or waive any good order requirements at any time.
POSTPONEMENT OF PAYMENTS
We may postpone the payment of any amounts due from the Variable Account under the Contract if:
1.The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;
2.An emergency exists as defined by the SEC; or
3.The SEC permits delay for your protection.
We may delay payments or transfers from the Fixed Account Options for up to 6 months or shorter period if required by law. If we delay payment or transfer for 30 days or more, we will pay interest as required by law. Any interest would be payable from the date we receive the withdrawal request to the date we make the payment or transfer.
SYSTEMATIC WITHDRAWAL PROGRAM
You may choose to receive systematic withdrawal payments on a monthly basis at any time prior to the Payout Start Date. The minimum amount of each systematic withdrawal is $100. We will deposit systematic withdrawal payments into the Contract owner’s bank account or Morgan Stanley Active Assets™ – Account. Please consult with your Morgan Stanley Financial Advisor for details.
Depending on fluctuations in the value of the Variable Sub-Accounts and the value of the Fixed Account Options, systematic withdrawals may reduce or even exhaust the Contract Value. Please consult your tax advisor before taking any withdrawal.
We may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.
See Appendix D for numerical examples that illustrate how the Systematic Withdrawal Program works.
MINIMUM CONTRACT VALUE
If the amount you withdraw reduces your Contract Value to less than $500, we may treat it as a request to withdraw your entire Contract Value. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. Before terminating any Contract whose value has been reduced by withdrawals to less than $500, we would inform you in writing of our intention to terminate your Contract and give you at least 30 days in which to make an additional purchase payment to restore your Contract’s value to the contractual minimum of $500. If we terminate your Contract, we will distribute to you its Contract Value less withdrawal and other charges and applicable taxes.
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Benefits Available Under the Contract
The following table summarizes information about the benefits under the contract.

Name of Benefit	Purpose	Standard or Optional	Maximum and Current Fee	Brief Description of Restrictions or Limitations
Automatic Additions Program	Allows you to make subsequent purchase payments by automatically transferring amounts from your bank account or your Morgan Stanley Active Assets™ Account	Standard	No Charge	Subsequent purchase payments must be at least $25
Automatic Rebalancing Program	Allows us to automatically rebalance your Contract Value to return to your desired percentage allocations	Standard	No Charge	Not available with Fixed Account Option; Only available during the Accumulation Phase.
Basic Dollar Cost Averaging Program	Allows you to systematically transfer a set amount each month from Variable Sub-Account or Fixed Account Options to other available Variable Sub-Accounts	Standard	No Charge	Transfers must be $100 or more.
Dollar Cost Averaging Fixed Account Options: Basic Dollar Cost Averaging Program	Allows you to earn interest for a 1-year period at the current rate in effect at the time of the allocation	Standard	No Charge	Transfers must be $100 or more; Must use purchase payments to fund; cannot transfer amounts from other Sub-Accounts.
Dollar Cost Averaging Fixed Account Options: 6 and 12 Month	Allows you to allocating purchase payments to the Fixed Account either for 6 months or for 12 months where your purchase payments will earn interest for the period you select at the current rates in effect at the time of allocation	Standard	No Charge
Not currently available;
Transfers must be $100 or more;
Must use purchase payments to fund; cannot transfer amounts from other Sub-Accounts.
You may only transfer Contract Value out of the Fixed Account to the Variable Sub-Accounts and you must do so in equal monthly installments.

Systematic Withdrawal Program	Allows you to receive monthly automatic withdrawals from your Contract	Standard	No Charge	Minimum amount of each systematic withdrawal is $100; Will reduce or even exhaust the Contract Value.
Longevity Reward Rider*	Reduces or waives certain charges if certain criteria are met	Optional	No Charge
Not currently available;
To be eligible, on the date of application for the Rider:
the Contract owner’s initial purchase payment must be no longer subject to a withdrawal charge; and the Contract owner’s additional purchase payments must be subject to total withdrawal charges (assuming a current surrender of the Contract) equal to an amount no greater than 0.25% of the current Contract Value, and the Contract Value is $40,000 or more.

Performance Income Benefit Option	Provides enhanced income benefit based on your highest Contract Value on any Contract Anniversary	Optional	0.13% (as a percentage of separate account assets)
Not currently available;
Maximum Rider issue age is 75;
You must elect a Payout Start Date that is on or after the 10th anniversary of the date we issued the rider for this Option and it must occur during the 30-day period following a Contract Anniversary;
The Income Plan you have selected must provide for payments guaranteed for either a single life or joint lives with a specified period;
Withdrawals will reduce the benefit, and such reductions could be significant.

Performance Benefit Combination Option	Combines the Performance Death Benefit with the Performance Income Benefit.	Optional	0.24% (as a percentage of separate account assets)
Not currently available;
Maximum Rider issue age is 85;
After age 85, the Performance Death Benefit will be recalculated only for purchase payments and withdrawals.
Withdrawals will reduce the benefit, and such reductions could be significant.

Income Benefit Combination Option 2	An enhanced version of Performance Income with a second Income Base. The highest of the two income bases is used.	Optional	0.30% (as a percentage of separate account assets)
Not currently available;
Maximum Rider issue age is 75;
You must elect a Payout Start Date that is on or after the 10th anniversary of the date we issued the rider for this Option and it must occur during the 30-day period following a Contract Anniversary;
The Income Plan you have selected must provide for payments guaranteed for either a single life or joint lives with a specified period;
Withdrawals will reduce the benefit, and such reductions could be significant.

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Standard Death Benefit	Provides a death benefit equal to the greater of the sum of all purchase payments (reduced by a proportional withdrawals), the Contract Value on the date we receive due proof of death, or the Contract Value on the most recent Death Benefit Anniversary.	Standard	No Charge	None.
Enhanced Death Benefit Option	Provides an opportunity for an increased death benefit equal to the Contract Value, plus interest at an annual rate of 5% per year	Optional	0.13% (as a percentage of separate account assets)	Not currently available; Maximum rider issue age is 70; We will not recalculate the benefit after you reach the age of 75; Withdrawals will reduce the benefit, and such reductions could be significant.
Performance Death Benefit Option	Provides enhanced death benefit equal to your highest Contract Value on any Contract Anniversary	Optional	0.13% (as a percentage of separate account assets)	Maximum Rider issue age is 80; We will not recalculate the benefit after you reach the age of 85; Withdrawals will reduce the benefit, and such reductions could be significant.
Enhanced Earnings Death Benefit Option	Increases the death benefit by a set percentage of Premium or Earnings	Optional	0.20% (as a percentage of separate account assets)	Maximum issue age is 69; The percentages applied to your Premiums and Earnings vary by Rider issue age.
Death Benefit Combination	Provides a death benefit equal to the greater of the Enhanced Death Benefit or the Performance Death Benefit	Optional	0.24% (as a percentage of separate account assets)	Maximum Rider issue age is 80; Withdrawals will reduce the benefit, and such reductions could be significant.
Income and Performance Death Benefit Combination Option	Combines the features of the Income Benefit Combination Option 2 with the features of the Performance Death Benefit Option.	Optional	0.43% (as a percentage of separate account assets)	Not currently available; Maximum Rider issue age is 75; This was available only in Washington; Withdrawals will reduce the benefit, and such reductions could be significant.
Income and Death Benefit Combination Option 2	Combines the features of the Income Benefit Combination Option with the features of the Death Benefit Combination option.	Optional	0.50% (as a percentage of separate account assets)	Not currently available; Maximum Rider issue age is 75. Withdrawals will reduce the benefit, and such reductions could be significant.
* If you have elected the Longevity Reward Rider, the Base Contract Expense is reduced by 0.07% under the basic policy or any Option described above.
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Income Payments
PAYOUT START DATE
The Payout Start Date is the day that money is applied to an Income Plan. The Payout Start Date must be:
1.at least 30 days after the Issue Date;
2.no later than the first day of the calendar month after the Annuitant’s 99th birthday, or the 10th Contract Anniversary, if later.
You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.
INCOME PLANS
An “Income Plan” is a series of scheduled payments to you or someone you designate. You may choose and change your choice of Income Plan until 30 days before the Payout Start Date. If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1. After the Payout Start Date, you may not make withdrawals (except as described below) or change your choice of Income Plan.
Transfers. After the payout start date, no transfers may be made from the fixed account. Transfers between sub-accounts of the variable account, or from the variable account to the fixed account may not be made for six months subsequent to the payout start date. Transfers may be made once every six months thereafter. Transfers out of a sub-account of the variable account after the payout start date will cancel annuity units from that sub-account.
A portion of each payment will be considered taxable and the remaining portion will be a non-taxable return of your investment in the Contract, which is also called the basis. Once the investment in the Contract is depleted, all remaining payments will be fully taxable. If the Contract is tax-qualified, generally, all payments will be fully taxable. Taxable payments taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.
Three Income Plans are available under the Contract. Each is available to provide:
1.fixed amount income payments;
2.variable income payments; or
3.a combination of the two.
The three Income Plans are:
Income Plan 1 – Life Income with Payments Guaranteed for 10 Years.    Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the Annuitant dies before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract.
Income Plan 2 – Joint and Survivor Life Income.     Under this plan, we make periodic income payments for as long as either the Annuitant or the joint Annuitant is alive. No income payments will be made after the death of both the Annuitant and the joint Annuitant.
Income Plan 3 – Guaranteed Payments for a Specified Period.    Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant’s life. A withdrawal charge may apply if the specified period is less than 10 years. We will deduct the mortality and expense risk charge from the assets of the Variable Account supporting this Income Plan even though we may not bear any mortality risk.
Some of the factors that may affect the amount of the income payments include: your age, your Contract Value, the Income Plan selected (including the frequency and duration of payments under the Income Plan selected), number of guaranteed payments (if any) selected, and whether you select variable or fixed income payments. As a general rule, more frequent income payments will result in smaller individual income payments. Likewise, income payments that are anticipated over a longer period of time will also result in smaller individual income phase payments.
We may make other Income Plans available including ones that you and we agree upon. You may obtain information about them by writing or calling us.
If you choose Income Plan 1 or 2, or, if available, another Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant is still alive before we make each payment.
Please note that under these Income Plans, if you elect to take no minimum guaranteed payments, it is possible that the payee could receive only 1 income payment if the Annuitant and any joint Annuitant both die before the second income payment, or only 2 income payments if they die before the third income payment, and so on.
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Generally, you may not make withdrawals after the Payout Start Date. One exception to this rule applies if you are receiving variable income payments that do not depend on the life of the Annuitant (such as under Income Plan 3). In that case you may terminate all or part of the Variable Account portion of the income payments at any time and receive a lump sum equal to the present value of the remaining variable payments associated with the amount withdrawn. To determine the present value of any remaining variable income payments being withdrawn, we use a discount rate equal to the assumed annual investment rate that we use to compute such variable income payments. The minimum amount you may withdraw under this feature is $1,000. A withdrawal charge may apply.
You may apply your Contract Value to an Income Plan. If you elected the Performance Income Benefit Option, the Income Benefit Combination Option 2, or the Income and Death Benefit Combination Option 2, you may be able to apply an amount greater than your Contract Value to an Income Plan. You must apply at least the Contract Value in the Fixed Account Options on the Payout Start Date to fixed income payments. If you wish to apply any portion of your Fixed Account Option balance to provide variable income payments, you should plan ahead and transfer that amount to the Variable Sub-Accounts prior to the Payout Start Date. If you do not tell us how to allocate your Contract Value among fixed and variable income payments, we will apply your Contract Value in the Variable Account to variable income payments and your Contract Value in the Fixed Account Options to fixed income payments. We deduct applicable premium taxes from the Contract Value at the Payout Start Date.
After the payout start date, no transfers may be made from the fixed account. Transfers between sub-accounts of the variable account, or from the variable account to the fixed account may not be made for six months subsequent to the payout start date. Transfers may be made once every six months thereafter. Transfers out of a sub-account of the variable account after the payout start date will cancel annuity units from that sub-account
We will apply your Contract Value, less applicable taxes, to your Income Plan on the Payout Start Date. If the amount available to apply under an Income Plan is less than $2,000, or not enough to provide an initial payment of at least $20, and state law permits, we may:
•terminate the Contract and pay you the Contract Value, less any applicable taxes, in a lump sum instead of the periodic payments you have chosen, or
•we may reduce the frequency of your payments so that each payment will be at least $20.
VARIABLE INCOME PAYMENTS
The amount of your variable income payments depends upon the investment results of the Variable Sub-Accounts you select, the premium taxes you pay, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be affected by (a) actual mortality experience and (b) the amount of our administration expenses.
We cannot predict the total amount of your variable income payments. Your variable income payments may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Portfolios, and (b) the Annuitant could live longer or shorter than we expect based on the tables we use. The payments you receive may also be higher or lower depending on the duration and frequency of the payments. For example, the shorter the duration of payments, the higher they will be; and the higher the frequency of payments, the lower they will be. In calculating the amount of the periodic payments in the annuity tables in the Contract, we assumed an annual investment rate of 3%. If the actual net investment return of the Variable Sub-Accounts you choose is less than this assumed investment rate, then the dollar amount of your variable income payments will decrease. The dollar amount of your variable income payments will increase, however, if the actual net investment return exceeds the assumed investment rate. The dollar amount of the variable income payments stays level if the net investment return equals the assumed investment rate. Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments.
FIXED INCOME PAYMENTS
We guarantee income payment amounts derived from any Fixed Account Option for the duration of the Income Plan. We calculate the fixed income payments by:
1.deducting any applicable premium tax; and
2.applying the resulting amount to the greater of (a) the appropriate value from the income payment table in your Contract or (b) such other value as we are offering at that time.
We may defer making fixed income payments for a period of up to 6 months or such shorter time state law may require. If we defer payments for 30 days or more, we will pay interest as required by law from the date we receive the withdrawal request to the date we make payment.
INCOME BENEFIT OPTIONS
Please keep in mind, once you have selected an optional Income or Death Benefit (each an “Option”), your ability to select a different Option may be limited. Please consult with your financial advisor concerning any such limitations before selecting any option. Please consult with your financial advisor concerning the effect of selecting a different option before doing so.
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We may discontinue offering these options at any time.
PERFORMANCE INCOME BENEFIT
The Performance Income Benefit can no longer be added. On the date we issued the rider for this benefit (“Rider Date”), the Performance Income Benefit is equal to the Contract Value. On each Contract Anniversary, we will recalculate your Performance Income Benefit to equal the greater of your Contract Value on that date or the most recently calculated Performance Income Benefit. We will also recalculate your Performance Income Benefit whenever you make an additional purchase payment or a partial withdrawal. Additional purchase payments will increase the Performance Income Benefit dollar-for-dollar. Withdrawals will reduce the Performance Income Benefit by an amount equal to: (i) the Performance Income Benefit just before the withdrawal, multiplied by (ii) the ratio of the withdrawal amount to the Contract Value just before the withdrawal. Reduction of the Performance Income Benefit may be more than the actual amount withdrawn if the Contract Value is less than the Income Base. The mortality and expense risk charge for the Performance Income Benefit is an additional 0.13%.
In the absence of any withdrawals or purchase payments, the Performance Income Benefit will be the greatest of the Contract Value on the Rider Date and all Contract Anniversary Contract Values on or prior to the Payout Start Date. We will recalculate the Performance Income Benefit as described above until the oldest Contract owner or Annuitant (if the Contract owner is not a living person) attains age 85. After age 85, we will only recalculate the Performance Income Benefit to reflect additional purchase payments and withdrawals.
If you select the Performance Income Benefit Option, the highest age of any Owner and Annuitant as of the date we receive the completed application, cannot exceed age 75.
To exercise your Performance Income Benefit, you must apply it to an Income Plan. The Payout Start Date you select must begin on or after your tenth Contract Anniversary, after electing the benefit, and within 30 days after a Contract Anniversary. In addition, you must apply your Performance Income Benefit to an Income Plan that provides guaranteed payments for either a single or joint life for at least:
1. 10 years, if the youngest Annuitant’s age is 80 or less on the date you apply the Benefit, or
2. 5 years, if the youngest Annuitant’s age is greater than 80 on the date you apply the Benefit.
If your current Contract Value is higher than the Performance Income Benefit, you can apply the Contract Value to any Income Plan.
See Appendix C for numerical examples that illustrate how the Performance Income Benefit is calculated.
Income Benefit Combination Option 2.    The Income Benefit Combination Option 2 can no longer be added to your Contract. The mortality and expense risk charge for the Income Benefit Combination Option 2 is an additional 0.30%. The following describes the option for Contract owners who have previously elected this Option.
If you selected the Income Benefit Combination Option 2, this Option guarantees that the amount you apply to an Income Plan will not be less than the income base (“Income Base”) (which is the greater of Income Base A or Income Base B), described below. We sometimes refer to this as the “Best of the Best Income Benefit”.
Eligibility.    If you select the Income Benefit Combination Option 2, the highest age of any Contract owner and Annuitant on the date we receive the completed application or the written request to add the Rider, whichever is later, cannot exceed age 75. To qualify for this benefit, you must meet the following conditions as of the Payout Start Date:
•You must elect a Payout Start Date that is on or after the 10th anniversary of the date we issued the rider for this Option (the “Rider Date”);
•The Payout Start Date must occur during the 30-day period following a Contract Anniversary;
•You must apply the Income Base to fixed income payments or variable income payments as we may permit from time to time. Currently, you may apply the Income Base only to provide fixed income payments, which will be calculated using the appropriate Guaranteed Income Payment Table provided in your Contract; and
•The Income Plan you have selected must provide for payments guaranteed for either a single life or joint lives with a specified period of at least:
1. 10 years, if the youngest Annuitant’s age is 80 or less on the date the amount is applied; or
2. 5 years, if the youngest Annuitant’s age is greater than 80 on the date the amount is applied.
If your current Contract Value is higher than the value calculated under Income Benefit Combination Option 2, you can apply the Contract Value to any Income Plan.
INCOME BASE
The Income Base is the greater of Income Base A or Income Base B.
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The Income Base is used solely for the purpose of calculating the guaranteed income benefit under this Option (“guaranteed income benefit”) and does not provide a Contract Value or guarantee performance of any investment option.
Income Base A.    On the Rider Date, Income Base A is equal to the Contract Value. After the Rider Date, we recalculate Income Base A as follows on the Contract Anniversary and when a purchase payment or withdrawal is made.
•For purchase payments, Income Base A is equal to the most recently calculated Income Base A plus the purchase payment.
•For withdrawals, Income Base A is equal to the most recently calculated Income Base A reduced by a withdrawal adjustment (described below).
•On each Contract Anniversary, Income Base A is equal to the greater of the Contract Value or the most recently calculated Income Base A.
In the absence of any withdrawals or purchase payments, Income Base A will be the greatest of the Contract Value on the Rider Date and all Contract Anniversary Contract Values between the Rider Date and the Payout Start Date.
We will recalculate Income Base A as described above until the first Contract Anniversary after the 85th birthday of the oldest Contract owner (or Annuitant if the Contract owner is not a living person). After age 85, we will only recalculate Income Base A to reflect additional purchase payments and withdrawals.
Income Base B.    On the Rider Date, Income Base B is equal to the Contract Value After the Rider Date, Income Base B plus any subsequent purchase payments and less a withdrawal adjustment (described below) for any subsequent withdrawals will accumulate daily at a rate equivalent to 5% per year until the first Contract Anniversary after the 85th birthday of the oldest Contract owner (or Annuitant if the Contract owner is not a living person).
Withdrawal Adjustment.    The withdrawal adjustment is equal to (1) divided by (2), with the result multiplied by (3) where:
1)    = the withdrawal amount
2)    = the Contract Value immediately prior to the withdrawal, and
3)    = the most recently calculated Income Base.
The withdrawal adjustment may be more than the actual amount withdrawn if the Contract Value is less than the Income Base.
Guaranteed Income Benefit.    The guaranteed income benefit amount is determined by applying the Income Base less any applicable taxes to the guaranteed rates for the Income Plan you elect. The Income Plan you elect must satisfy the conditions described above.
As described above, you may currently apply the Income Base only to receive period certain fixed income payments. If, however, you apply the Contract Value and not the Income Base to an Income Plan, then you may select fixed and/or variable income payments under any Income Plan we offer at that time. If you expect to apply your Contract Value to provide fixed and/or variable income payments, or you expect to apply your Contract Value to current annuity payment rates then in effect, electing the Income Benefit Combination Option 2 may not be appropriate.
See Appendix C for numerical examples that illustrate how the Income Benefit Combination Option 2 is calculated.
CERTAIN EMPLOYEE BENEFIT PLANS
The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age, except in states that require unisex tables. We reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by law. In certain employment- related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan and we do not offer unisex annuity tables in your state, you should consult with legal counsel as to whether the purchase of a Contract is appropriate.

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Death Benefits
We will pay a death benefit if, prior to the Payout Start Date:
1.any Contract owner dies, or
2.the Annuitant dies.
We will pay the death benefit to the new Contract owner who is determined immediately after the death. The new Contract owner would be a surviving Contract owner(s) or, if none, the Beneficiary(ies). In the case of the death of an Annuitant, we will pay the death benefit to the current Contract owner.
A request for payment of the death benefit must include “Due Proof of Death.” We will accept the following documentation as Due Proof of Death:
•a certified copy of a death certificate,
•a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or
•any other proof acceptable to us.
DEATH BENEFIT AMOUNT
Prior to the Payout Start Date, if we receive a complete request for payment of the death benefit within 180 days of the date of death, the death benefit is equal to the greatest of:
1.The Contract Value on the date we receive Due Proof of Death, or
2.the sum of all purchase payments made less any amounts deducted in connection with partial withdrawals (including any applicable withdrawal charges or premium taxes), or
3.the Contract Value on the most recent Death Benefit Anniversary prior to the date we determine the death benefit, plus any purchase payments and less any amounts deducted in connection with any partial withdrawals since that Death Benefit Anniversary. If we do not receive a complete request for payment of the death benefit within 180 days of the date of death, the death benefit is equal to the Contract Value as of the date we determine the death benefit. We reserve the right to extend the 180-day period on a non-discriminatory basis.
A “Death Benefit Anniversary” is every 6th Contract Anniversary beginning with the 6th Contract Anniversary. For example, the 6th, 12th and 18th Contract Anniversaries are the first three Death Benefit Anniversaries.
We will determine the value of the death benefit as of the end of the Valuation Date on which we receive a complete request for payment of the death benefit. If we receive a request after 3 p.m. Central Time on a Valuation Date, we will process the request as of the end of the following Valuation Date.
Where there are multiple beneficiaries, we will value the death benefit at the time the first beneficiary submits a complete request for payment of the death benefit. Any death benefit amounts attributable to any beneficiary which remain in the Variable Sub-Accounts are subject to investment risk.
DEATH BENEFIT OPTIONS
Please keep in mind, once you have selected an optional income or death benefit (each an “option”), your ability to select a different option may be limited. Please consult with your financial advisor concerning any such limitations before selecting any option. Please consult with your financial advisor concerning the effect of selecting a different option before doing so.
We may discontinue offering these options at any time.
The Enhanced Death Benefit and the Performance Benefit Combination Options are no longer offered as a rider to the Contract, but apply to Contract owners who have previously elected these Options.
The Performance Death Benefit, the Death Benefit Combination, the Income and Death Benefit Combination Option 2 (in the state of Washington, Income and Performance Death Benefit Combination Option) and the Enhanced Earnings Death Benefit are optional benefits that you may elect. If the Contract owner is a living person, these Options apply only on the death of the Contract owner. If the Contract owner is not a living person, these Options apply only on the death of the Annuitant.
For Contracts with a death benefit option, the death benefit will be the greater of (1) through (3) above, or (4) the death benefit option you selected. For Contracts with the Enhanced Earnings Death Benefit Option, the death benefit will be increased as described in the “Enhanced Earning Death Benefit Option” subsection below. The death benefit options may not be available in all states.
Enhanced Death Benefit Option.     We are no longer offering the Enhanced Death Benefit option as a rider to the Contract in most states, except for in Minnesota, North Dakota, Oregon and Puerto Rico. The following describes the Option for Contract owners who have previously elected this Option or who may elect this Option in certain states. On the date we issue the rider for this option
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(“Rider Date”) the Death Benefit is equal to the Contract Value. On the first Contract anniversary after the Rider Date, the Enhanced Death Benefit is equal to the Contract Value on the Rider Date plus interest at an annual rate of 5% per year for the portion of a year since the Rider Date. On each subsequent Contract Anniversary, but not beyond the Contract Anniversary preceding the oldest Contract owners’ 75th birthdays, we will recalculate the Enhanced Death Benefit as follows: First, we multiply the Enhanced Death Benefit as of the prior Contract Anniversary by 1.05. This results in an increase of 5% annually. Further, for all ages, we will adjust the Enhanced Death Benefit on each Contract Anniversary, or upon receipt of a death claim, as follows:
•For cash withdrawals, we will reduce the Enhanced Death Benefit by the following withdrawal adjustment. The withdrawal adjustment is equal to (i) divided by (ii), with the result multiplied by (iii), where:
(i) = the withdrawal amount (including any applicable withdrawal charges or premium taxes)
(ii) = the Contract Value just before the withdrawal
(iii) = the most recently calculated Enhanced Death Benefit
•We will increase the Enhanced Death Benefit by any additional purchase payments since the prior Contract Anniversary.
If you select the Enhanced Death Benefit Option, the highest age of any owner and Annuitant as of the date we receive the completed application, or the date we receive the written request to add the rider, whichever is later, cannot exceed age 70. The mortality and expense risk charge for the Enhanced Death Benefit is an additional 0.13%. See Appendix C for numerical examples that illustrate how the Enhanced Death Benefit Option is calculated.
Performance Death Benefit Option.    The Performance Death Benefit on the date we issue the rider for this option (“Rider Date”) is equal to the Contract Value. On each Contract Anniversary, we will recalculate your Performance Death Benefit to equal the greater of your Contract Value on that date, or the most recently calculated Performance Death Benefit.
We also will recalculate your Performance Death Benefit whenever you make an additional purchase payment or a partial withdrawal (including any applicable withdrawal charges or premium taxes). Additional purchase payments will increase the Performance Death Benefit dollar-for-dollar. Withdrawals will reduce the Performance Death Benefit by an amount equal to: (i) the Performance Death Benefit immediately before the withdrawal, multiplied by (ii) the ratio of the withdrawal amount to the Contract Value just before the withdrawal.
In the absence of any withdrawals or purchase payments, the Performance Death Benefit will be the greatest of the Contract Value on the Rider Date and all Contract Anniversary Contract Values on or before the date we calculate the death benefit.
We will recalculate the Performance Death Benefit as described above until the oldest Contract owner (the Annuitant, if the owner is not a living person), attains age 85. After age 85, we will recalculate the Performance Death Benefit only to reflect additional purchase payments and withdrawals. If you select the Performance Death Benefit Option, the highest age of any owner and Annuitant as of the date we receive the completed application, or the date we receive the written request to add the rider, whichever is later, cannot exceed age 80. The mortality and expense risk charge for the Performance Death Benefit Option is an additional 0.13%. See Appendix C for numerical examples that illustrate how the Performance Death Benefit Option is calculated.
Death Benefit Combination Option.    If you select the Death Benefit Combination Option, the death benefit payable will be the greater of the death benefits provided by the Enhanced Death Benefit or the Performance Death Benefit (both calculated until the oldest Contract owner, or Annuitant if the Contract owner is a non-living person, attains age 85). After age 85, the death benefit payable will be adjusted to reflect purchase payments and withdrawals (including any applicable withdrawal charges or premium taxes) to the extent described under “Enhanced Death Benefit Option” and “Performance Death Benefit Option” above.
We sometimes refer to the Death Benefit Combination Option as the “Best of the Best” death benefit option. If you select the Death Benefit Combination Option, the highest age of any owner and Annuitant as of the date we receive the completed application, or the date we receive the written request to add the rider, whichever is later, cannot exceed age 80. The mortality and expense risk charge for the Death Benefit Combination Option is an additional 0.24%. See Appendix C for numerical examples that illustrate how the Death Benefit Combination Option is calculated.
Performance Benefit Combination Option.     We are no longer offering the Performance Combination Option as a rider to the Contract. The following describes the Option for Contract owners who have previously elected this Option. This Option combines the Performance Death Benefit with the Performance Income Benefit (described in the “Income Payments” section of this prospectus). If you select the Performance Benefit Combination Option, the maximum age of any owner and Annuitant as of the date we receive the completed application, or the date we receive the written request to add the rider, whichever is later, cannot exceed age 75. The mortality and expense risk charge for the Performance Benefit Combination Option is an additional 0.24%. See Appendix C for numerical examples that illustrate how the Performance Benefit Combination Option is calculated.
Income and Death Benefit Combination Option 2. The Income and Death Benefit Combination Option 2 can no longer be added to your Contract. The following describes the option for Contract owners who have previously elected this option.
The Income and Death Benefit Combination Option 2, combines the features of the Income Benefit Combination (described in the “Income Payments” section of this prospectus) with the features of the Death Benefit Combination (described above) both calculated
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until the first Contract Anniversary after the 85th birthday of the oldest Contract Owner, or Annuitant, if the Contract Owner is a non-living person, for purchase payments, withdrawals, and Contract Anniversaries. After which, both are calculated for purchase payments and withdrawals only.
In calculating the benefits payable for all ages, the withdrawal adjustment is equal to: (i) the Death Benefit A, Death Benefit B, or Income Base, as applicable immediately before the withdrawal, multiplied by (ii) the ratio of the withdrawal amount (including any applicable withdrawal charges or premium taxes) to the Contract Value just before the withdrawal.
If you select the Income and Death Benefit Combination Option 2, the highest age of any Contract Owner and Annuitant as of the date we receive the completed application, or the date we receive the request to add the rider, whichever is later, cannot exceed age 75. The mortality and expense risk charge for the Income and Death Benefit Combination Option 2 is an additional 0.50%. See Appendix C for numerical examples that illustrate how the Income and Death Benefit Combination Option is calculated.
In the state of Washington only, we offered the Income and Performance Death Benefit Combination Option which combines the features of the Income Benefit Combination Option 2 with the features of the Performance Death Benefit Option. This option can no longer be added to your Contract. The mortality and expense risk charge for the Income and Performance Death Benefit Combination Option is an additional 0.43%.
Enhanced Earnings Death Benefit Option.    You may elect the Enhanced Earnings Death Benefit Option alone or together with any other death and/or income benefit option offered under the Contract. Under the Enhanced Earnings Death Benefit Option, if the oldest Contract owner (or the Annuitant if the Contract owner is a non- living person) is age 69 or younger on the date we issue the rider for this option (“Rider Date”), the death benefit is increased by:
•40% of the lesser of the In-Force Premium or Death Benefit Earnings.
If the oldest Contract owner (or the Annuitant if the Contract owner is a non-living person) is between the ages of 70 and 79 on the Rider Date, the death benefit is increased by:
•25% of the lesser of the In-Force Premium or Death Benefit Earnings.
For the purpose of calculating the Enhanced Earnings Death Benefit, the following definitions apply:
In-Force Premium equals the Contract Value on the Rider Date plus all purchase payments after the Rider Date less the sum of all Excess-of-Earnings Withdrawals after the Rider Date. If the Rider Date is the same as the Issue Date, then the Contract Value on the Rider Date is equal to your initial purchase payment.
Death Benefit Earnings equal the Contract Value minus the In-Force Premium. The Death Benefit Earnings amount will never be less than zero.
An Excess-of-Earnings Withdrawal is the amount of a withdrawal (including any applicable withdrawal charges or premium taxes) which is in excess of the Death Benefit Earnings in the Contract immediately prior to the withdrawal.
We will calculate the Enhanced Earnings Death Benefit Option as of the date we receive Due Proof of Death. We will pay the Enhanced Earnings Death Benefit with the death benefit as described under “Death Benefit Payments” below.
The value of the Enhanced Earnings Death Benefit depends largely on the amount of earnings that accumulate under your Contract. If you expect to withdraw the earnings from your Contract Value, electing the Enhanced Earnings Death Benefit Option may not be appropriate. For purposes of calculating the Enhanced Earnings Death Benefit, earnings are considered to be withdrawn first before purchase payments. Your Financial Advisor can help you decide if the Enhanced Earnings Death Benefit Option is right for you. The mortality and expense risk charge for the Enhanced Earnings Death Benefit Option is an additional 0.20%.
For examples of how the death benefit is calculated under the Enhanced Earnings Death Benefit Option, see Appendix B.
None of the death benefits under the Enhanced Death Benefit, the Performance Death Benefit, the Performance Benefit Combination, the Death Benefit Combination, the Income and Death Benefit Combination Option 2, and/or the Enhanced Earnings Death Benefit will ever be greater than the maximum death benefit allowed by any nonforfeiture laws which govern the Contract.
DEATH BENEFIT PAYMENTS
If the sole New Owner is your spouse, the New Owner may:
1.elect to receive the death benefit in a lump sum, or
2.elect to apply the death benefit to an Income Plan. Payments from the Income Plan must begin within one year of the date of death and must be payable throughout:
•the life of the New Owner;
•for a guaranteed number of payments from 5 to 50 years, but not to exceed the life expectancy of the New Owner; or
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•over the life of the New Owner with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the New Owner.
Note that if you elected to receive required minimum distributions under a Minimum Distribution Option, the program will be discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the Contract.
If your spouse does not elect one of the options above, the Contract will continue in the Accumulation Phase as if the death had not occurred. If the Contract is continued in the Accumulation Phase, the following restrictions apply:
On the date the Contract is continued, the Contract Value will equal the amount of the death benefit as determined as of the Valuation Date on which we received the complete request for settlement of the death benefit (the next Valuation Date, if we receive the complete request for settlement of the death benefit after 3:00 p.m. Central Time). Unless otherwise instructed by the continuing spouse, the excess, if any, of the death benefit over the Contract Value will be allocated to the Sub-Accounts of the Variable Account. This excess will be allocated in proportion to your Contract Value in those Sub-Accounts as of the end of the Valuation Date that we receive the complete request for settlement of the death benefit except that any portion of this excess attributable to the Fixed Account Options will be allocated to the Money Market Variable Sub-Account. Within 30 days of the date the Contract is continued, your surviving spouse may choose one of the following transfer alternatives without incurring a transfer fee:
(i)transfer all or a portion of the excess among the Variable Sub-Accounts;
(ii)transfer all or a portion of the excess into the Basic Dollar Cost Averaging Option; or
(iii)transfer all or a portion of the excess into a combination of Variable Sub-Accounts and the Basic Dollar Cost Averaging Option.
Any such transfer does not count as one of the free transfers allowed each Contract Year and is subject to any minimum allocation amount specified in your Contract.
If you elected the Enhanced Earnings Death Benefit Option, and your spouse continues the Contract as described above, the Enhanced Earnings Death Benefit Plus Option and the daily charge for this Option will terminate if your spouse is over age 75 on the date the Contract is continued, or if your spouse elects to terminate the Option.
If the Enhanced Earnings Death Benefit Option is not terminated, on the date the Contract is continued, the Rider Date for this Option will be reset to the date the Contract is continued (“new Rider Date”). The age of the oldest Contract owner on the new Rider Date will be used to determine Enhanced Earnings Death Benefit after the new Rider Date. Also, the age of the oldest Contract owner on the new Rider Date will be used to determine the mortality and expense risk charge for the Option after the new Rider Date.
If the Contract is continued in the Accumulation Phase, the surviving spouse may make a single withdrawal of any amount within one year of the date of death without incurring a withdrawal charge.
Only one spousal continuation is allowed under this Contract.
If the New Owner is not your spouse but is a living person, or if there are multiple living-person new Owners, the New Owner may:
1.elect to receive the death benefit in a lump sum, or
2.elect to apply the death benefit to an Income Plan. Payments from the Income Plan must begin within one year of the date of death and must be payable throughout:
•the life of the New Owner;
•for a guaranteed number of payments from 5 to 50 years, but not to exceed the life expectancy of the New Owner; or
•over the life of the New Owner with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the New Owner.
If the New Owner does not elect one of the options above, then the New Owner must receive the Contract Value payable within 5 years of your date of death. The Contract Value will equal the amount of the death benefit as determined as of the Valuation Date on which we received the complete request for settlement of the death benefit (the next Valuation Date, if we receive the complete request for settlement of the death benefit after 3:00 p.m. Central Time).
Unless otherwise instructed by the New Owner, the excess, if any, of the death benefit over the Contract Value will be allocated to the Money Market Variable Sub-Account. The New Owner may exercise all rights as set forth in the Transfers section during this 5-year period.
No additional purchase payments may be added to the Contract under this election. Withdrawal charges will be waived for any withdrawals made during this 5-year period.
If the New Owner dies prior to the receiving all of the Contract Value, then the New Owner’s named Beneficiary(ies) will receive the remaining Contract Value. This amount must be received as a lump sum within 5 years of the date of the original Owner’s death.
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We reserve the right to offer additional options upon the death of Owner.
If the New Owner is a corporation, trust, or other non- living person:
(a)The New Owner may elect to receive the death benefit in a lump sum; or
(b)If the New Owner does not elect the option above, then the New Owner must receive the Contract Value payable within 5 years of your date of death. The Contract Value will equal the amount of the death benefit as determined as of the end of the Valuation Date on which we receive the complete request for settlement of the death benefit (the next Valuation Date, if we receive the request after 3:00 p.m. Central Time). Unless otherwise instructed by the New Owner, the excess, if any, of the death benefit over the Contract Value will be allocated to the Money Market Variable Sub-Account. The New Owner may exercise all rights as set forth in the Transfers provision during this 5-year period. No additional purchase payments may be added to the Contract under this election.
Under any of these options, all ownership rights are available to the Contract owner from the date of the Annuitant’s death to the date on which the death benefit is paid.
We reserve the right to offer additional options upon the death of Owner.
If any New Owner is a non-living person, all New Owners will be considered to be non-living persons for the above purposes.
Under any of these options, all ownership rights, subject to any restrictions previously placed upon the Beneficiary, are available to the New Owner from the date of your death to the date on which the death proceeds are paid. If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.
Alternative Death Benefit Payment Options - Contracts Held by Tax-Favored Plans
The Code provides for alternative death benefit payment options when a contract is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated beneficiary may generally elect to continue the contract and receive Required Minimum Distributions under the contract, instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the beneficiary is your surviving spouse.
For deaths occurring after 2019, H.R. 1865, the Further Consolidated Appropriations Act of 2020 (which includes the "Setting Every Community Up for Retirement Enhancement" Act (SECURE Act)), impacts defined contribution plans and IRA balances death benefits paid starting in 2020. if you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, the new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
•If you die after a designated Beneficiary has been named, the death benefit must be fully distributed by December 31st of the year including the ten year anniversary of the date of death (the “Qualified Ten-Year Deadline”) with the exception of “eligible designated beneficiaries.” ”Eligible designated beneficiaries” may elect periodic payments not extending beyond the life expectancy of the eligible designated Beneficiary (provided such payments begin by December 31st of the year following the year of death). Eligible designated beneficiaries generally include any designated beneficiary who is your surviving spouse, your child who has not reached majority, disabled and chronically ill beneficiaries (as specified by the Code) and any beneficiary who is not more than 10 years younger than you. In the case of a child who has not attained the age of majority, the Qualified Ten Year Deadline would apply as of the date the child attains the age of majority. The determination of whether a designated beneficiary is an eligible designated beneficiary shall be made as of the date of your death.
▪If the eligible designated Beneficiary does not begin installments by December 31st of the year following the year of death, then we require that the Beneficiary take the Death Benefit by the Qualified Ten-Year Deadline. However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death, or December 31st of the year in which you would have reached age 72, whichever is later. Additionally, if the Death Benefit is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the Owner.
•If you die before a designated Beneficiary is named, If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed as follows:
•If death occurs before the date Minimum Distributions must begin under the Code, the Death Benefit can be paid out in either a lump sum, by December 31st of the year that includes five year anniversary of the date of death,
•If death occurs after the date Minimum Distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect.
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•Where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.
For more information, see “Taxes.” You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.
DEATH OF ANNUITANT
If the Annuitant who is not also the Contract owner dies prior to the Payout Start Date and the Contract owner is a living person, the following apply:
1.The Contract owner may elect to receive the death benefit in a lump sum; or
2.The Contract owner may elect to apply the death benefit to an Income Plan which must begin within one year of the date of death and must be for a guaranteed number of payments for a period from 5 to 30 years but not to exceed the life expectancy of the owner; or
3.If the Contract owner does not elect either of the above options within 180 days of the date of the Annuitant’s death, then the Contract will continue as if death had not occurred. If this option is elected, the new Annuitant will be the youngest owner, unless the owner names a different Annuitant.
If the Annuitant who is not also the Contract owner dies prior to the Payout Start Date and the Contract owner is a non-living person, the following apply:
1.The Contract owner may elect to receive the death benefit in a lump sum; or
2.If the Contract owner does not elect the above option, then the Owner must receive the Contract Value payable within 5 years of the Annuitant’s date of death.
On the date we receive the complete request for settlement of the death benefit, the Contract Value under this option will be the death benefit. Unless otherwise instructed by the Contract owner, the excess, if any, of the death benefit over the Contract Value will be allocated to the Fidelity® VIP Government Money Market Portfolio – Initial Class. The Contract owner may then exercise all rights as set forth in the Transfers section during this 5-year period.
No additional purchase payments may be added to the Contract under this election. Withdrawal charges will be waived during this 5 period.
Under any of these options, all ownership rights are available to the Contract owner from the date of the Annuitant’s death to the date on which the death benefit is paid. We reserve the right to offer additional options upon the Death of Annuitant.
The Contract owner has 60 days from the date the company receives Due Proof of Death to select an Income Plan without incurring a tax on the entire gain in the Contract. If the Contract owner elects to continue the Contract, they will be taxed on the entire gain in the Contract computed on the date of continuance. We are required to report such gain to the IRS as income to the Contract owner. An additional 10% federal tax may apply if the Contract owner is under age 59 1/2 . Any amount included in the Contract owner’s gross income as a result of a Contract continuance will increase the investment in the Contract for future distributions.

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Longevity Reward Rider
We are no longer offering the Longevity Reward Rider as a rider to the contract. The following describes the Longevity Reward Rider for owners who have previously elected to add the rider.
Eligibility.     The Longevity Reward Rider (Long Term Retention Rider in some states) may have been added during the Accumulation Phase if on the date of application for the Rider:
•the Contract owner’s initial purchase payment is no longer subject to a withdrawal charge; and
•the Contract owner’s additional purchase payments, if any, would be subject to total withdrawal charges (assuming a current surrender of the Contract) equal to an amount no greater than 0.25% of the current Contract Value.
Base Contract Expense. If you elected the Rider then, commencing on the Rider Date, we will reduce the maximum base contract charge by 0.07%.
For Example: That means your base contract expense will never be greater than 1.28% (1.41% if you select the Enhanced Death Benefit Option, the Performance Death Benefit Option, or the Performance Income Benefit Option, 1.52% if you select the Performance Benefit Combination Option, or the Death Benefit Combination Rider, 1.58% if you select the Income Benefit Combination Option 2, 1.78% if you select the Income and Death Benefit Combination Option 2. If you elect the Enhanced Earnings Death Benefit Option, an additional 0.20% base contract charge will apply.
Contract Maintenance Charge.    If you elected the Rider, we will waive the contract maintenance charge for the life of the Contract, provided your total Contract Value is $40,000 or more on or after the Rider Date.
Contract Continuation By a Surviving Spouse.    If the surviving spouse continues the Contract as described under the “Death Benefit Payments” subsection in the Death Benefits section of this prospectus, the following provision applies:
On the date the Contract is continued, the Contract Value will equal the amount of the death benefit as determined as of the Valuation Date on which we received Due Proof of Death (the next Valuation Date, if we receive Due Proof of Death after 3 p.m. Central Time). Unless otherwise instructed by the continuing spouse, the excess, if any, of the death benefit amount over the Contract Value will be allocated to the Variable Sub-Accounts. This excess will be allocated in proportion to your Contract Value in the investment alternatives on the Valuation Date that we receive Due Proof of Death, except that any portion of this excess attributable to the Fixed Account Options will be allocated to the Money Market Variable Sub-Account.
Within 30 days of the date the Contract is continued, your surviving spouse may choose one of the following transfer alternatives without incurring a transfer fee.
•Transfer all or a portion of the excess among the Variable Sub-Accounts;
•Transfer all or a portion of the excess into the Standard Fixed Account; or
•Transfer all or a portion of the excess into a combination of Variable Sub-Accounts and the Standard Fixed Account.
Any such transfer does not count towards the 12 transfers you can make each Contract Year without paying a transfer fee but is subject to any minimum allocation amount specified in your Contract. All ownership rights under the Contract will then be available to your spouse as the new Contract owner.
Example of New Withdrawal Charge.    If you elected the Rider, we will apply the new withdrawal charge schedule set forth below. That means that we may assess a withdrawal charge of up to 3% of the amount of purchase payments you withdraw after the Rider Date. The withdrawal charge applies to purchase payments made both before the Rider Date (“existing payments”), as well as payments made on or after the Rider Date (“new purchase payments”). The withdrawal charge declines to 0% according to the following schedule:

Existing Purchase Payments	New Purchase Payments
Number of Complete Years Since Rider Date	Number of Complete Years Since We Received the New Purchase Payment Being Withdrawn	Withdrawal Charge (as a Percentage of New or Existing Purchase Payments Withdrawn)
0	0	3%
1	1	2%
2	2	1%
3+	3+	0%

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Once all purchase payments have been withdrawn, additional withdrawals will not be assessed a withdrawal charge. The maximum aggregate early withdrawal charge on existing and new purchase payments withdrawn after the Rider Date is 3% of your purchase payments.
Charge Free Withdrawal Amount.    If you elected the Rider, each Contract Year, you will continue to have the option to make withdrawals of up to 15% of your purchase payments without paying a withdrawal charge. However, under the Rider, the Charge Free Withdrawal Amount is 15% of the amount of purchase payments as of the Rider Date or the most recent Contract Anniversary, whichever is later. As with all withdrawals, we will treat withdrawals as coming from the oldest purchase payments first. Unused portions of the Charge Free Withdrawal Amount do not carry forward to future Contract Years.

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More Information
ALLSTATE
Allstate Life is the issuer of the Contract. Allstate Life was organized in 1957 as a stock life insurance company under the laws of the State of Illinois.
Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company organized under the laws of the State of Illinois. All of the capital stock issued and outstanding of Allstate Insurance Company is owned by Allstate Insurance Holdings, LLC, which is wholly owned by The Allstate Corporation.
On January 26, 2021, The Allstate Corporation announced it had entered into an agreement to sell Allstate Life Insurance Company, including Allstate Distributors, LLC, to Antelope US Holdings Company, a Delaware corporation, an affiliate of an investment fund associated with The Blackstone Group Inc. (the “Transaction”). The Transaction is expected to close in the second half of 2021, subject to regulatory approvals and other customary closing conditions. The terms and provisions of your Contract will not be changed by the Transaction, and Allstate Life Insurance Company will continue to honor all of its obligations under your Contract. The Transaction will not change the fact that Allstate Life Insurance Company is the named insurer under your Contract.
Allstate Life is licensed to operate in the District of Columbia, Puerto Rico, and all jurisdictions except the State of New York. We intend to offer the Contract in those jurisdictions in which we are licensed. Our home office is located at 3075 Sanders Road, Northbrook, Illinois, 60062.
A large-scale pandemic, the occurrence of terrorism or military actions may have an adverse effect on our business A large-scale pandemic (such as coronavirus or COVID-19), the occurrence of terrorism or military and other actions, may result in loss of life, property damage, and disruptions to commerce and reduced economic activity. Some of the assets in our investment portfolio may be adversely affected by declines in the equity markets, changes in interest rates, reduced liquidity and economic activity caused by a large-scale pandemic. Additionally, a large-scale pandemic or terrorist act could have a material effect on sales, liquidity and operating results.
Effective June 1, 2006, Allstate Life entered into an agreement (“the Agreement”) with Prudential Financial, Inc. and its subsidiary, The Prudential Insurance Company of America (“PICA”) pursuant to which Allstate Life sold, through a combination of coinsurance and modified coinsurance reinsurance, substantially all of its variable annuity business. Pursuant to the Agreement Allstate Life and PICA also entered into an administrative services agreement which provides that PICA or an affiliate administer the Variable Account and the Contracts. The benefits and provisions of the Contracts have not been changed by these transactions and agreements. None of the transactions or agreements have changed the fact that we are primarily liable to you under your Contract.
Allstate Life may receive compensation from the investment advisers, administrators or distributors, or their affiliates, of the Portfolios in connection with the administrative, distribution (12b-1), or other services we provide to the Portfolios. We collect this compensation under agreement between us and the Portfolio’s investment adviser, administrators or distributors, and is calculated based on a percentage of the average assets allocated to the Portfolio.
THE VARIABLE ACCOUNT
Allstate Life established Allstate Financial Advisors Separate Account I (“Variable Account”) in 1999. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Allstate Life.
We own the assets of the Variable Account. The Variable Account is a segregated asset account under Illinois law. That means we account for the Variable Account’s income, gains and losses separately from the results of our other operations. The assets of the Allstate Financial Advisors Separate Account I may not be used to pay any liabilities of Allstate Life other than those arising from the Contracts. Our obligations arising under the Contracts are general corporate obligations of Allstate Life
The Variable Account consists of multiple Variable Sub- Accounts, each of which are available under the Contract. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Portfolios. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.
THE PORTFOLIOS
Information regarding each Portfolio Company, including its name, its type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives, its investment adviser and any sub-investment adviser, current expenses, and performance is available in Appendix A. Each Portfolio Company has issued a prospectus that contains more detailed information about the Portfolio Company. For more complete information about each Portfolio, including the investment objective(s), expenses
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and risks associated with the Portfolio, please refer to the prospectus for the Portfolios. To obtain any or all of the underlying Portfolio prospectuses, please contact us at 1-800-457-7617 or visit us online at www.annuityregulatorydocuments.com.
Voting Privileges.    As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Portfolios that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract owners entitled to give such instructions.
As a general rule, before the Payout Start Date, the Contract owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio as of the record date of the meeting. After the Payout Start Date the person receiving income payments has the voting interest. The payee’s number of votes will be determined by dividing the reserves for such Contract allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio as of the record date of the meeting. The votes decrease as income payments are made and as the reserves for the Contract decrease.
We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares in our own discretion. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast.
We reserve the right to vote Portfolio shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.
Changes in Portfolios.    We reserve the right, subject to any applicable law, to make additions to, deletions from or substitutions for the Portfolio shares held by any Variable Sub-Account. If the shares of any of the Portfolios are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Portfolio and substitute shares of another eligible investment fund. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940. We also may add new Variable Sub-Accounts that invest in additional mutual Portfolios. We will notify you in advance of any change.
Conflicts of Interest.    Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. The boards of directors or trustees of these Portfolios monitor for possible conflicts among separate accounts buying shares of the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, a Portfolio’s board of directors or trustees may require a separate account to withdraw its participation in a Portfolio. A Portfolio’s net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.
PRINCIPAL UNDERWRITER
The Contracts are distributed exclusively by their principal underwriter, Morgan Stanley & Co. LLC (formerly, Morgan Stanley & Co. Incorporated) (“Morgan Stanley & Co.”). Morgan Stanley & Co. LLC is not affiliated with Allstate Life or the Allstate Financial Advisors Separate Account I. Morgan Stanley & Co., a wholly owned subsidiary of Morgan Stanley, located at 1585 Broadway, New York, New York 10036. Morgan Stanley & Co. is a member of the New York Stock Exchange and the Financial Industry Regulatory Authority. We will pay commissions to Morgan Stanley & Co. for selling the Contracts. We may pay to Morgan Stanley & Co. up to a maximum sales commission of 6.0% of purchase payments and a sales administration expense charge of up to 0.75%. In addition, we may pay ongoing annual compensation of up to 1.4% of Contract value. To compensate Morgan Stanley & Co. for the costs of distribution, insurance licensing, due diligence and other home office services, we pay Morgan Stanley & Co. an additional percentage of purchase payments not exceeding 0.80% and a percentage of Contract Value not exceeding 0.20%. Commissions and annual compensation, when combined, could exceed 8.5% of total premium payments. Individual representatives receive a portion of compensation paid to Morgan Stanley & Co. in accordance with Morgan Stanley & Co.’s practices.
We also make additional payments to Morgan Stanley & Co. for promotional marketing and educational expenses and to reimburse certain expenses of registered representatives relating to sales of Contracts. For more information on the exact compensation arrangement associated with this Contract, please consult your registered representative.
In addition, Morgan Stanley & Co. may pay annually to its representatives, from its profits, a persistency bonus that will take into account, among other things, the length of time purchase payments have been held under the Contract and Contract Value.
The Contracts are no longer sold to new customers, however, existing customers can continue to hold the Contracts and make additional purchase payments. The Contracts were sold exclusively by Morgan Stanley & Co. and its affiliates to its clients.
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Morgan Stanley & Co. does not receive compensation for its role as principal underwriter. Effective June 1, 2009, Morgan Stanley and Citigroup Inc. (“Citi”) established a new broker dealer, Morgan Stanley Smith Barney LLC (“MSSB”), as part of a joint venture that included the Global Wealth Management Group within Morgan Stanley & Co. In furtherance of this joint venture, effective June 1, 2009, Morgan Stanley Smith Barney LLC was added as an additional party to the General Agency/Selling Agreement related to sales of the Contracts through the Morgan Stanley channel of MSSB. On June 28, 2013, Morgan Stanley purchased Citi’s interest in MSSB. Accordingly, MSSB is now a wholly owned indirect subsidiary of Morgan Stanley. Compensation amounts previously paid to Morgan Stanley & Co. are now paid to MSSB. The principal business address for MSSB is 1585 Broadway, New York, New York 10036.
Administration. We have primary responsibility for all administration of the Contracts and the Variable Account. We entered into an administrative services agreement with The Prudential Insurance Company of America (“PICA”) whereby, PICA or an affiliate provides administrative services to the Variable Account and the Contracts on our behalf. In addition, PICA entered into a master services agreement with se2, LLC, of 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby se2, LLC provides certain business process outsourcing services with respect to the Contracts. se2, LLC may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2020, consisted of the following: Donnelley Financial Solutions, formerly an RR Donnelley company (compliance printing and mailing) located at 35 West Wacker Drive, Chicago, IL 60601; Iron Mountain Information Management, LLC (file storage and document destruction) located at 1 Federal Street, Boston, MA 02110; TierPoint, LLC (back-up printing and disaster recovery) located at 9394 West Dodge Rd, Suite 100, Omaha, NE 68114; SOVOS Compliance (withholding calculations and tax statement mailing) located at 3650 Annapolis Lane, Suite 190, Plymouth, MN 55447; Records Center of Topeka, a division of Underground Vaults & Storage, Inc. (back-up tapes storage) located at 1540 NW Gage Blvd. #6, Topeka, KS 66618; Venio LLC, d/b/a Keane (lost shareholder search) located at PO Box 1508, Southeastern, PA 19399-1508; Broadridge Output Solutions, Inc., successor in interest to Broadridge Customer Communications Central, LLC (printing and mailing anniversary statements, financial confirmations, automated letters and quarterly statements) located at 2600 Southwest Blvd., Kansas City, MO 64108.
In administering the Contracts, the following services are provided, among others:
•     maintenance of Contract Owner records;
•     Contract Owner services;
•     calculation of unit values;
•     maintenance of the Variable Account; and
•     preparation of Contract Owner reports.
We will send you Contract statements at least annually. We will also send you transaction confirmations. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement or a confirmation. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error.
Correspondence sent by regular mail to our Annuity Service Center should be sent to the following address P.O. Box 758543, Topeka, KS 66675-8566. Your correspondence will be picked up at this address and then delivered to our Annuity Service Center. Your correspondence is not considered received by us until it is received at our Annuity Service Center. Where this prospectus refers to the day when we receive a purchase payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Annuity Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Annuity Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
We will also provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.
NON QUALIFIED ANNUITIES HELD WITHIN A QUALIFIED PLAN
If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waivers of withdrawal charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if Qualified Plan limits on distributions and other conditions are not met. Please consult your Qualified Plan administrator for more information. Allstate Life no longer issues deferred annuities to employer sponsored qualified retirement plans.
LEGAL PROCEEDINGS
There are no pending legal proceedings to which the Separate Account is a party. Allstate Life is engaged from time to time in routine lawsuits, which, in management’s judgment, are not likely to have a material effect, either individually or in the aggregate, on the operating results, cash flows or financial position of Allstate Life.
LEGAL MATTERS
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All matters of state law pertaining to the Contracts, including the validity of the Contracts and Allstate Life’s right to issue such Contracts under applicable state insurance law, have been passed upon by Angela K. Fontana, General Counsel of Allstate Life.
FINANCIAL STATEMENTS
The consolidated financial statements of Allstate Life Insurance Company as of December 31, 2020 and 2019, and for each of the three years in the period ended December 31, 2020, and the accompanying Independent Auditors' Report appear in the Statement of Additional Information. The financial statements of Allstate Financial Advisors Separate Account I, as of December 31, 2020, which are comprised of the underlying financial statements of the Sub-Accounts (“Separate Account”) appear in the Statement of Additional Information.

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Taxes
The following discussion is general and is not intended as tax advice. Allstate Life makes no guarantee regarding the tax treatment of any Contract or transaction involving a Contract.
Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. The federal income tax treatment of the Annuity is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances.
TAXATION OF ALLSTATE LIFE INSURANCE COMPANY
Allstate Life is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Variable Account is not an entity separate from Allstate Life, and its operations form a part of Allstate Life, it will not be taxed separately. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the Contract. Under existing federal income tax law, Allstate Life believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Accordingly, Allstate Life does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore Allstate Life does not intend to make provisions for any such taxes. Allstate Life will periodically review the issue of charging for taxes on investment income or capital gains of the Variable Account and may impose a charge against the Variable Account in order to make provision for such taxes.
TAXATION OF VARIABLE ANNUITIES IN GENERAL
Tax Deferral.     Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:
• the Contract Owner is a natural person,
• the investments of the Variable Account are “adequately diversified” according to Treasury Department regulations, and
• Allstate Life is considered the owner of the Variable Account assets for federal income tax purposes.
Non-Natural Owners.     Non-natural owners are also referred to as Non Living Owners in this prospectus. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts does not enjoy tax deferral and is taxed as ordinary income received or accrued by the non-natural owner during the taxable year.
Exceptions to the Non-Natural Owner Rule.     There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-Qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain Qualified Plans; (4) certain contracts used in connection with structured settlement agreements; and (5) immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.
Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.
Grantor Trust Owned Annuity.     Contracts owned by a grantor trust are considered owned by a non-natural owner. Grantor trust owned contracts receive tax deferral as described in the Exceptions to the Non-Natural Owner Rule section provided that all grantors of the trust are natural persons. In accordance with the Code, upon the death of the annuitant, the death benefit must be paid. According to your Contract, the Death Benefit is paid to the surviving Contract Owner. Since the trust will be the surviving Contract Owner in all cases, the Death Benefit will be payable to the trust notwithstanding any beneficiary designation on the annuity contract. A trust, including a grantor trust, has two options for receiving any death benefits: 1) a lump sum payment; or 2) payment deferred up to five years from date of death.
Diversification Requirements.     For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account of a Non-qualified Annuity must be “adequately diversified” consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract owner during the taxable year. Although Allstate Life does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.
Ownership Treatment.     The IRS has stated that a contract owner will be considered the owner of separate account assets if he possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the
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diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the separate account investments may cause a Contract owner to be treated as the owner of the separate account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.
Your rights under the Contract are different than those described by the IRS in private and published rulings in which it found that Contract owners were not owners of separate account assets. For example, if your contract offers more than twenty (20) investment alternatives you have the choice to allocate premiums and contract values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Allstate Life does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.
Cost Basis. Generally, the cost basis in an annuity is the amount you pay into your annuity, or into annuity exchanged for your annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a qualified retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA. We do not track cost basis for qualified retirement plans, which is the responsibility of the Contract Owner.
Taxation of Partial and Full Withdrawals.     If you make a partial withdrawal under a Non-Qualified Contract, the amount you receive will be taxed as ordinary income, rather than as return of cost basis, until all gain has been withdrawn. If you make a full withdrawal under a Non-Qualified Contract, the amount received will be taxable only to the extent it exceeds your cost basis in the Contract. An exception to this treatment exists for contracts purchased prior to August 14, 1982. Withdrawals are treated as a return of cost basis in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% additional tax penalty.
Taxation of Annuity Payments.     Generally, the rule for income taxation of annuity payments received from a Non-Qualified Contract provides for the return of your cost basis in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the cost basis in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the cost basis in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the cost basis in the Contract is excluded using these ratios. If any variable payment is less than the excludable amount you should contact a tax advisor to determine how to report any unrecovered investment. The federal tax treatment of annuity payments is unclear in some respects. As a result, if the IRS should provide further guidance, it is possible that the amount we calculate and report to the IRS as taxable could be different. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount may be allowed as a deduction for your last taxable year. Under the Tax Cuts and Jobs Act of 2017, this deduction is suspended until after 2025.
Maximum Annuity Date. You must commence annuity payments no later than the first day of the calendar month following the maximum Annuity Date for your Annuity. Upon reaching the maximum Annuity Date you can no longer make Purchase Payments, surrender, exchange, or transfer your contract. The maximum Annuity Date may be the same as the Latest Annuity Date as described elsewhere in this prospectus. For some of our Annuities, you can choose to defer the Annuity Date beyond the default or Latest Annuity Date, as applicable, described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.
Partial Annuitization.    We do not currently permit partial annuitization.
Withdrawals After the Payout Start Date.     Federal tax law is unclear regarding the taxation of any additional withdrawal received after the Payout Start Date. It is possible that a greater or lesser portion of such a payment could be taxable than the amount we determine.
Distribution at Death Rules.     In order to be considered an annuity contract for federal income tax purposes, the Contract must provide:
• if any Contract Owner dies on or after the Payout Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Contract Owner’s death;
• if any Contract Owner dies prior to the Payout Start Date, the entire interest in the Contract will be distributed within 5 years after the date of the Contract Owner’s death. These requirements are satisfied if any portion of the Contract Owner’s interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Contract Owner’s death.
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If the Contract Owner’s designated Beneficiary is the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner;
• if the Contract Owner is a non-natural person, then the Annuitant will be treated as the Contract Owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract owned by a non-natural person will be treated as the death of the Contract Owner.
Taxation of Annuity Death Benefits.
If an Owner dies before the Annuity Date, the Death Benefit distributions (including any adjustments under the optional riders) are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the Annuity. The value of the Death Benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same income tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit:
• As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.
• Within 5 years of death of Owner, the Beneficiary is taxed on the lump sum payment. The Death Benefit must be taken as one lump sum payment within 5 years of the death of the Owner. Partial withdrawals are not permitted.
• Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis. After the full amount of cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable.
After the Annuity Date, if a period certain remains under the annuity option and the Annuitant dies before the end of that period, any remaining payments made to the Beneficiary will be fully excluded from income until the remaining investment in the contract is recovered and all annuity payments thereafter are fully includible in income. If we allow the Beneficiary to commute the remaining payments in a lump sum, the proceeds will be taxable as a surrender.
Medicare Tax on Net Investment Income.     The Patient Protection and Affordable Care Act, enacted in 2010, included a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly, or qualifying widow(er) with dependent child, $125,000 for married taxpayers filing separately, $200,000 for all other taxpayers , and approximately $12,750 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the contract will be considered investment income for purposes of this surtax.
10% Additional Tax on Premature Distributions.     A 10% additional tax penalty applies to the taxable amount of any premature distribution from a non-Qualified Contract. The additional tax generally applies to any distribution made prior to the date you attain age 59  1 / 2 . However, no additional tax is incurred on distributions:
• made on or after the date the Contract Owner attains age 59  1 / 2 ,
• the amount is paid on or after the death of the Contract Owner (or the death of the Annuitant when the owner is not an individual);
• the amount received is attributable to the Contract Owner becoming disabled (as defined in the Code);
• made in substantially equal periodic payments (as defined by the Code) over the Contract Owner’s life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,
• made under an immediate annuity and the annuity (within the meaning of the Code) start date is no more than one year from the date of purchase (the first monthly annuity payment must commence within 13 months of the date of purchase), or
• attributable to investment in the Contract before August 14, 1982.
You should consult a tax advisor to determine how these exceptions may apply to your situation.
Substantially Equal Periodic Payments.     With respect to non-Qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the additional tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the Contract Owner’s attaining age 59  1 / 2 would be subject to a 10% additional tax penalty unless another exception to the additional tax applied. The tax for the year of the modification is increased by the additional tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a tax advisor prior to creating or modifying a substantially equal periodic payment stream.
Special Rules in Relation to Tax-free Exchanges Under Section 1035. Section 1035 of the Code permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity, including tax-free exchanges of annuity death benefits for a
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Beneficiary Annuity. The contract owner(s) must be the same on the old and new contract. Basis from the old contract carries over to the new contract so long as we receive that information from the relinquishing company. If basis information is never received, we will assume that all exchanged funds represent earnings and will allocate no cost basis to them. After you elect an Income Plan, as described in the Income Payments section earlier in the prospectus, you are not eligible for a tax-free exchange under Section 1035.
Partial Exchanges.     The IRS has issued rulings that permit partial exchanges of annuity contracts. Effective for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 180 days of the date on which the partial exchange was completed (other than an amount received as an annuity for a period of 10 years or more or during one or more lives), the IRS may not treat the transaction as a tax-free Section 1035 exchange. The IRS will apply general tax rules to determine the substance and treatment of transactions in such cases.
If a partial exchange is retroactively negated, the amount originally transferred to the recipient contract is treated as a withdrawal from the source contract, taxable to the extent of any gain in that contract on the date of the exchange. An additional 10% tax penalty may also apply if the Contract Owner is under age 59  1 / 2 . Your Contract may not permit partial exchanges.
Taxation of Ownership Changes.     If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Any assignment or pledge (or agreement to assign or pledge) of the Contract Value is taxed as a withdrawal of such amount or portion and may also incur the 10% additional tax penalty. If the entire Account Value is assigned or pledged, subsequent increases in the Account Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The cost basis is increased by the amount includible in income with respect to such assignment or pledge.
Aggregation of Annuity Contracts.     The Code requires that all non-Qualified deferred annuity contracts issued by Allstate Life (or its affiliates) to the same Contract Owner during any calendar year be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.
INCOME TAX WITHHOLDING
Generally, Allstate Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, no U.S. taxpayer identification number is provided, or the payment is made outside of the United States, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.
Allstate Life is required to withhold federal income tax using the wage withholding rates for all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, no U.S. taxpayer identification number is provided, or the payment is made outside of the United States, we will automatically apply default income tax withholding based on IRS guidance. In certain states, if there is federal withholding, then state withholding is also mandatory.
Election out of withholding is valid only if the customer requests payment be made within the United States and provides a U.S. taxpayer identification number.
Generally, Code Section 1441 provides that Allstate Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8(BEN, BEN-E, EXP, ECI, IMY) (Generally a Form W-8BEN is the appropriate form) at issue to certify the owners’ foreign status. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien’s country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8(BEN, BEN-E, EXP, ECI, IMY). A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number (“ITIN”). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.
TAX QUALIFIED CONTRACTS
The income on tax sheltered annuity (TSA) and IRA investments is tax deferred, and the income from annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing an annuity as a TSA or IRA. Tax Qualified Contracts are contracts purchased as or in connection with:
1. Individual Retirement Annuities (IRAs) under Code Section 408(b);
2. Roth IRAs under Code Section 408A;
3. Simplified Employee Pension (SEP IRA) under Code Section 408(k);
4. Savings Incentive Match Plans for Employees (SIMPLE IRA) under Code Section 408(p);
5. Tax Sheltered Annuities under Code Section 403(b);
6. Corporate and Self Employed Pension and Profit Sharing Plans under Code Section 401; and
• State and Local Government and Tax-Exempt Organization Deferred Compensation Plans under Code Section 457.
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Allstate Life reserves the right to limit the availability of the Contract for use with any of the retirement plans listed above or to modify the Contract to conform with tax requirements. If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waiver of charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if Qualified Plan limits on distributions and other conditions are not met. Please consult your Qualified Plan administrator for more information. Allstate Life no longer issues deferred annuities to employer sponsored qualified retirement plans.
The tax rules applicable to participants with tax qualified annuities vary according to the type of contract and the terms and conditions of the endorsement. Adverse tax consequences may result from certain transactions such as excess contributions, premature distributions, and, distributions that do not conform to specified commencement and minimum distribution rules. Allstate Life can issue an individual retirement annuity on a rollover or transfer of proceeds from a decedent’s IRA, TSA, or employer sponsored retirement plan under which the decedent’s surviving spouse is the beneficiary. Allstate Life does not offer an individual retirement annuity that can accept a transfer of funds for any other, non-spousal, beneficiary of a decedent’s IRA, TSA, or employer sponsored qualified retirement plan. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.
Please refer to your Endorsement for IRAs or 403(b) plans, if applicable, for additional information on your death settlement options. In the case of certain Qualified Plans, the terms of the Qualified Plan Endorsement and the plans may govern the right to benefits, regardless of the terms of the Contract.
Taxation of Withdrawals from an Individually Owned Tax Qualified Contract.     If you make a partial withdrawal under a Tax Qualified Contract other than a Roth IRA, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions) bears to the Contract Value, is excluded from your income. We do not keep track of nondeductible contributions, and generally all tax reporting of distributions from Tax Qualified Contracts other than Roth IRAs will indicate that the distribution is fully taxable.
“Qualified distributions” from Roth IRAs are not included in gross income. “Qualified distributions” are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:
• made on or after the date the Contract Owner attains age 59  1 / 2 ,
• made to a beneficiary after the Contract Owner’s death,
• attributable to the Contract Owner being disabled, or
• made for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).
“Nonqualified distributions” from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions.
Required Minimum Distributions.     Generally, Tax Qualified Contracts (excluding Roth IRAs) require minimum distributions upon reaching age 70 ½   (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain 70 ½ after such date). Failure to withdraw the required minimum distribution will result in a 50% tax penalty on the shortfall not withdrawn from the Contract. Effective December 31, 2005, the IRS requires annuity contracts to include the actuarial present value of other benefits for purposes of calculating the required minimum distribution amount. These other benefits may include accumulation, income, or death benefits. Not all income plans offered under the Contract satisfy the requirements for minimum distributions. Because these distributions are required under the Code and the method of calculation is complex, please see a tax advisor.
The Death Benefit and Tax Qualified Contracts. Pursuant to the Code and IRS regulations, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not invest in life insurance contracts. However, an IRA may provide a death benefit that equals the greater of the purchase payments or the Contract Value. The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. We believe that the Death Benefits offered by your Contract do not constitute life insurance under these regulations.
It is also possible that certain death benefits that offer enhanced earnings could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in current taxable income to a Contract Owner. In addition, there are limitations on the amount of incidental death benefits that may be provided under Qualified Plans, such as in connection with a TSA or employer sponsored qualified retirement plan.
Allstate Life reserves the right to limit the availability of the Contract for use with any of the Qualified Plans listed above.
10% Additional Tax on Premature Distributions from Tax Qualified Contracts.     A 10% additional tax penalty applies to the taxable amount of any premature distribution from a Tax Qualified Contract. The additional tax generally applies to any distribution made prior to the date you attain age 59  1 / 2 . However, no additional tax is incurred on distributions:
• made on or after the date the Contract Owner attains age 59  1 / 2 ,
• made as a result of the Contract Owner’s death or total disability,
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• made in substantially equal periodic payments (as defined by the Code) over the Contract Owner’s life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,
• made after separation from service after age 55 (does not apply to IRAs),
• made pursuant to an IRS levy,
• made for certain medical expenses,
• made to pay for health insurance premiums while unemployed (applies only for IRAs),
• made for qualified higher education expenses (applies only for IRAs)
• made for a first time home purchase (up to a $10,000 lifetime limit and applies only for IRAs),
• made for qualified expenses after the birth or adoption of a child ($5,000 limit on expenses incurred within 1 year after birth or adoption), and
• from an IRA or attributable to elective deferrals under a 401(k) plan, 403(b) annuity, or certain similar arrangements made to individuals who (because of their being members of a reserve component) are ordered or called to active duty after Sept. 11, 2001, for a period of more than 179 days or for an indefinite period; and made during the period beginning on the date of the order or call to duty and ending at the close of the active duty period.
During the first 2 years of the individual’s participation in a SIMPLE IRA, distributions that are otherwise subject to the additional tax for premature distribution, will be subject to a 25% additional tax.
You should consult a tax advisor to determine how these exceptions may apply to your situation.
Substantially Equal Periodic Payments on Tax Qualified Contracts.     With respect to Tax Qualified Contracts using substantially equal periodic payments as an exception to the additional tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the taxpayer’s attaining age 59  1 / 2 would be subject to an additional 10% tax penalty unless another exception to the additional tax applied. The tax for the year of the modification is increased by the additional tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a tax advisor prior to creating or modifying a substantially equal periodic payment stream.
Income Tax Withholding on Tax Qualified Contracts.     Generally, Allstate Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions that are not considered “eligible rollover distributions.” The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, if no U.S. taxpayer identification number is provided or payment is made outside the United States, we will automatically withhold the required 10% from the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Allstate Life is required to withhold federal income tax at a rate of 20% on all “eligible rollover distributions” unless you elect to make a “direct rollover” of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Tax Qualified Contracts, including TSAs but excluding IRAs, with the exception of:
• required minimum distributions, or,
• a series of substantially equal periodic payments made over a period of at least 10 years, or,
• a series of substantially equal periodic payments made over the life (joint lives) of the participant (and beneficiary), or,
• hardship distributions.
With respect to any Contract held under a Section 457 plan or by the trustee of a Section 401 Pension or Profit Sharing Plan, we will not issue payments directly to a plan participant or beneficiary. Consequently, the obligation to comply with the withholding requirements described above will be the responsibility of the plan.
For all annuitized distributions that are not subject to the 20% withholding requirement, Allstate Life is required to withhold federal income tax using the wage withholding rates. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, if no U.S. taxpayer identification number is provided or payment is made outside of the United States, we will automatically apply default income tax withholding based on IRS guidance. In certain states, if there is federal withholding, then state withholding is also mandatory.
Election out of withholding is valid only if the customer provides a taxpayer identification number and has payment made within the U.S.
Generally, Code Section 1441 provides that Allstate Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8 at issue to certify the owners’ foreign status. Withholding may be reduced or eliminated if covered by an income tax treaty between the
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U.S. and the non-resident alien’s country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8(BEN,BEN-E,EXP,ECI,IMY) (Generally a Form W-8BEN is the appropriate form). A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number (“ITIN”). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.
Charitable IRA Distributions.      Certain qualified IRA distributions for charitable purposes are eligible for an exclusion from gross income, up to $100,000 for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 ½   . Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. Effective 2020, the amount of your qualified charitable distributions that are excluded from income for a tax year is reduced (but not below zero) by the excess of: (1) the total amount of your IRA deductions allowed for all tax years ending on or after the date you attain age 70½, over (2) the total amount of reductions for all tax years preceding the current tax year.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements for the new income tax exclusion added by the Pension Protection Act. As a result the general rules for reporting IRA distributions apply.
Individual Retirement Annuities.     Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified retirement plans may be “rolled over” on a tax-deferred basis into an Individual Retirement Annuity. For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12 month rule.
Roth Individual Retirement Annuities.     Code Section 408A permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence.
The Code also permits the recharacterization of current year contribution amounts from a traditional IRA, SEP, or SIMPLE IRA into a Roth IRA, or from a Roth IRA to a traditional IRA. Recharacterization is accomplished through a trustee-to-trustee transfer of a contribution (or a portion of a contribution) plus earnings, between different types of IRAs. A properly recharacterized contribution is treated as a contribution made to the second IRA instead of the first IRA. Such recharacterization must be completed by the applicable tax return due date (with extensions).
Annuities Held By Individual Retirement Accounts (commonly known as Custodial IRAs).     Code Section 408 permits a custodian or trustee of an Individual Retirement Account to purchase an annuity as an investment of the Individual Retirement Account. If an annuity is purchased inside of an Individual Retirement Account, then the Annuitant must be the same person as the beneficial owner of the Individual Retirement Account.
If you have a contract issued as an IRA under Code Section 408(b) and request to change the ownership to an IRA custodian permitted under Section 408, we will treat a request to change ownership from an individual to a custodian as an indirect rollover. We will send a Form 1099-R to report the distribution and the custodian should issue a Form 5498 for the contract value contribution.
Generally, the death benefit of an annuity held in an Individual Retirement Account must be paid upon the death of the Annuitant. However, in most states, the Contract permits the custodian or trustee of the Individual Retirement Account to continue the Contract in the accumulation phase, with the Annuitant’s surviving spouse as the new Annuitant, if the following conditions are met:
1) The custodian or trustee of the Individual Retirement Account is the owner of the annuity and has the right to the death proceeds otherwise payable under the Contract;
2) The deceased Annuitant was the beneficial owner of the Individual Retirement Account;
3) We receive a complete request for settlement for the death of the Annuitant; and
4) The custodian or trustee of the Individual Retirement Account provides us with a signed certification of the following:
(a) The Annuitant’s surviving spouse is the sole beneficiary of the Individual Retirement Account;
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(b) The Annuitant’s surviving spouse has elected to continue the Individual Retirement Account as his or her own Individual Retirement Account; and
(c) The custodian or trustee of the Individual Retirement Account has continued the Individual Retirement Account pursuant to the surviving spouse’s election.
Simplified Employee Pension IRA (SEP IRA).     Code Section 408(k) allows eligible employers to establish simplified employee pension plans for their employees using individual retirement annuities. These employers may, within specified limits, make deductible contributions on behalf of the employees to the individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek tax advice.
Savings Incentive Match Plans for Employees (SIMPLE IRA).     Code Section 408(p) allows eligible employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees using individual retirement annuities. In general, a SIMPLE IRA consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to purchase the Contract as a SIMPLE IRA should seek tax and legal advice. SIMPLE IRA plans must include the provisions of the Economic Growth and Tax Relief Reconciliation Act of 2007 (EGTRRA) to avoid adverse tax consequences. If your current SIMPLE IRA plan uses IRS Model Form 5304-SIMPLE with a revision date of March 2012 or later, then your plan is up to date. If your plan has a revision date prior to March 2012, please consult with your tax or legal advisor to determine the action you need to take in order to comply with this requirement.
To determine if you are eligible to contribute to any of the above listed IRAs (traditional, Roth, SEP, or SIMPLE), please refer to IRS Publication 590-A and your tax advisor.
Tax Sheltered Annuities.     Code Section 403(b) provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:
• attains age 59  1 / 2 ,
• severs employment,
• dies,
• becomes disabled, or
• incurs a hardship (earnings on salary reduction contributions may not be distributed on account of hardship).
These limitations do not apply to withdrawals where Allstate Life is directed to transfer some or all of the Contract Value to another 403(b) plan. Generally, we do not accept funds in 403(b) contracts that are subject to the Employee Retirement Income Security Act of 1974 (ERISA).
Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its plan administrator. Unless your contract is grandfathered from certain provisions in these regulations, we will only process certain transactions (e.g, transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in good order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.
Corporate and Self-Employed Pension and Profit Sharing Plans.     Section 401(a) of the Code permits corporate employers to establish various types of tax favored retirement plans for employees. Self-employed individuals may establish tax favored retirement plans for themselves and their employees (commonly referred to as “H.R.10” or “Keogh”). Such retirement plans may permit the purchase of annuity contracts. Allstate Life no longer issues annuity contracts to employer sponsored qualified retirement plans.
There are two owner types for contracts intended to qualify under Section 401(a): a qualified plan fiduciary or an annuitant owner.
• A qualified plan fiduciary exists when a qualified plan trust that is intended to qualify under Section 401(a) of the Code is the owner. The qualified plan trust must have its own tax identification number and a named trustee acting as a fiduciary on behalf of the plan. The annuitant should be the person for whose benefit the contract was purchased.
• An annuitant owner exists when the tax identification number of the owner and annuitant are the same, or the annuity contract is not owned by a qualified plan trust. The annuitant should be the person for whose benefit the contract was purchased.
If a qualified plan fiduciary is the owner of the contract, the qualified plan must be the beneficiary so that death benefits from the annuity are distributed in accordance with the terms of the qualified plan. Annuitant owned contracts require that the beneficiary be the annuitant’s spouse (if applicable), which is consistent with the required IRS language for qualified plans under Section 401(a). A completed Annuitant Owned Qualified Plan Designation of Beneficiary form is required in order to change the beneficiary of an annuitant owned Qualified Plan contract.
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State and Local Government and Tax-Exempt Organization Deferred Compensation Plans.     Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. In eligible governmental plans, all assets and income must be held in a trust/custodial account/annuity contract for the exclusive benefit of the participants and their beneficiaries. To the extent the Contracts are used in connection with a non-governmental eligible plan, employees are considered general creditors of the employer and the employer as owner of the Contract has the sole right to the proceeds of the Contract. Under eligible 457 plans, contributions made for the benefit of the employees will not be includible in the employees’ gross income until distributed from the plan. Allstate Life no longer issues annuity contracts to 457 plans.
Late Rollover Self-Certification. You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.
Required Distributions Upon Your Death for a Qualified Annuity
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. The information provided below applies to Owners who die after 2019. For Owner deaths prior to 2020, please consult your tax advisor regarding the applicable post-death distribution requirements.
• If you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death.
This 10-year post-death distribution period applies regardless of whether you die before your required beginning date, or you die on or after that date (including after distributions have commenced in the form of an annuity). However, if the beneficiary is an EDB and the EDB dies before the entire interest is distributed under this 10-year rule, the remaining interest must be distributed within 10 years after the EDB’s death ( i.e. , a new 10-year distribution period begins).
Instead of taking distributions under the 10-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence by December 31 st of the year after your death, subject to certain special rules. In particular, if the EDB dies before the remaining interest is distributed under this stretch rule, the remaining interest must be distributed within 10 years after the EDB’s death (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years). In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of 18 and any remaining interest must be distributed with 10 years after that date (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years).
If you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, this new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, this new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Prudential) in order to comply with the post-death distribution requirements.
The new post-death distribution requirements do not apply if annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the new requirements generally do not apply to an immediate annuity contract or a deferred income annuity contract (including a qualifying lifetime annuity contract, or “QLAC”)) purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.
If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). However, if your beneficiary is a trust and all the beneficiaries of the trust are individuals, the law can apply pursuant to special rules that treat the beneficiaries of the trust as designated beneficiaries.. You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.
In addition, these post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, any remaining interest must be distributed within 10 year of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died
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prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.
• Spousal continuation. If your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse’s death by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA.
The post-death distribution requirements are complex and unclear in numerous respects. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.
Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.
CARES Act impacts. In 2020, Congress passed the Coronavirus Aid, Relief and Economic Security (CARES) Act. This law includes provisions that impact Individual Retirement Annuities (IRAs), Roth IRAs and employer sponsored qualified retirement plans. While most provisions applied only to 2020, certain items impact future years as well.
Waiver of Required Minimum Distributions (RMDs) for 2020. The requirement to take minimum distributions from defined contribution plans and IRAs was waived for 2020.  For deaths occurring before 2020, if the post-death 5-year rule applies, the 5-year period is determined without regard to calendar year 2020 and thus, the 5 year rule is extended by one year.  The 1-year election rule for life expectancy payments by an eligible beneficiary is also extended by 1 year so that for a 2019 death, the election for a lifetime payout can be made by December 31, 2021.
Withdrawals from Employer Plans and IRAs, including Roth IRAs. Relief was provided for “coronavirus-related distributions” (as defined by federal tax law) from qualified plans and IRAs. The relief applies to such distributions made at any time on or after January 1, 2020 and before December 31, 2020, and:
• Permits recontribution of such distribution to a plan or IRA within three years. The recontribution is generally treated as a direct trustee-to-trustee transfer within 60 days of the distribution.  Please note that recontributions to certain plans or IRAs may not be allowed based on plan or contract restrictions.
The distribution must have come from an “eligible retirement plan” within the meaning of Code section 402(c)(8)(B), i.e. , an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan.  The relief was limited to aggregate distributions of $100,000.
Plan Loans. Relief is provided with respect to plan loans taken by any “qualified individual” (as defined by federal tax law) who is affected by the coronavirus in that the due date for any repayment on a loan that otherwise is due between March 27, 2020 (the date of enactment) and December 31, 2020, would be delayed for one year.  This also would extend the maximum loan period (normally five years).
ERISA Requirements
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.
Other relevant information required by the exemptions is contained in the contract and accompanying documentation.
Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.
Spousal Consent Rules for Retirement Plans - Qualified Annuities
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your
51

Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.
IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.
ADDITIONAL CONSIDERATIONS
Reporting and Withholding for Escheated Amounts
Revenue Rulings 2018-17 and 2020-24 provide that an amount transferred from an IRA or 401(a) qualified retirement plan to a state’s unclaimed property fund is subject to federal income tax withholding at the time of transfer. The amount transferred is also subject to federal reporting. Consistent with these Rulings, we will withhold federal and state income taxes and report to the applicable Owner or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund.
Gifts and Generation-skipping Transfers
If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.
Civil Unions and Domestic Partnerships
U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract.
Please consult with your tax or legal adviser for additional information.

52

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANYONE TO PROVIDE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.

53

Appendix A: Portfolio Companies Available Under the Contract
The following is a list of Portfolio Companies available under the Contract. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at www.annuityregulatorydocuments.com. You can also request this information at no cost by calling 1-800-457-7617 or by sending an email request to rudaawfnf@se2.com.
The current expenses and performance information below reflects fee and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.

Investment Objective	Portfolio Company and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-Year	5-Year	10-Year
Long term growth of capital.	AB VPS Growth and Income Portfolio - Class B* AllianceBernstein L.P.	0.87%	2.47%	9.46%	11.29%
Long term growth of capital.	AB VPS Large Cap Growth Portfolio - Class B* AllianceBernstein L.P.	0.92%	35.15%	20.15%	17.14%
The fund seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity® VIP Government Money Market Portfolio - Initial Class Fidelity® Management & Research Company LLC (FMR)	0.24%	0.32%	0.97%	0.52%
Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in a diversified portfolio of debt and equity securities.	Franklin Income VIP Fund - Class 2* Franklin Advisers, Inc.	0.72%	0.69%	6.94%	5.98%
Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Shares VIP Fund - Class 2 Franklin Mutual Advisers, LLC	0.98%	-5.04%	5.88%	6.99%
Seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Small Cap Value VIP Fund - Class 2 Franklin Mutual Advisers, LLC	0.93%	5.19%	10.77%	9.20%
Seek capital growth.	Invesco V.I. American Franchise Fund - Series I Invesco Advisers, Inc.	0.86%	42.35%	19.56%	15.32%
Long-term capital appreciation.	Invesco V.I. American Value Fund - Series I Invesco Advisers, Inc.	0.90%	1.12%	7.00%	8.32%
Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.	Invesco V.I. Comstock Fund, Series I Invesco Advisers, Inc.	0.76%	-0.85%	8.57%	9.46%
Long-term growth of capital.	Invesco V.I. Core Equity Fund - Series I Invesco Advisers, Inc.	0.81%	13.85%	10.67%	9.55%
A-1

The fund seeks capital appreciation.	Invesco V.I. Discovery Mid Cap Growth Fund - Series II (formerly Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund - Series II)*(1) Invesco Advisers, Inc.	1.05%	40.24%	19.09%	15.62%
Provide reasonable current income and long-term growth of income and capital.	Invesco V.I. Diversified Dividend Fund - Series I Invesco Advisers, Inc.	0.71%	0.14%	7.62%	9.99%
Both capital appreciation and current income.	Invesco V.I. Equity and Income Fund, Series I* Invesco Advisers, Inc.	0.57%	9.95%	8.89%	8.54%
Long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.	Invesco V.I. Global Core Equity Fund – Series I Invesco Advisers, Inc.	1.00%	13.23%	9.52%	6.86%
Total return, comprised of current income and capital appreciation.	Invesco V.I. High Yield Fund - Series I* Invesco Advisers, Inc.	0.94%	3.32%	6.03%	5.27%
Long-term growth of capital.	Invesco V.I. Main Street Mid Cap Fund - Series I (formerly Invesco V.I. Mid Cap Core Equity Fund - Series I) Invesco Advisers, Inc.	0.94%	9.25%	9.60%	7.81%
To provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor’s ® 500 Composite Stock Price Index.	Invesco V.I. S&P 500 Index Fund - Series I Invesco Advisers, Inc.	0.38%	17.99%	14.72%	13.46%
The Fund seeks long-term capital growth by investing primarily in common stocks and other equity securities.	Morgan Stanley VIF Discovery Portfolio - Class I* Morgan Stanley Investment Management Inc.	0.95%	152.30%	37.70%	20.76%
The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.	Morgan Stanley VIF Emerging Markets Equity Portfolio - Class I* Morgan Stanley Investment Management Inc.	1.25%	14.44%	10.24%	3.04%
The Fund seeks both capital appreciation and current income.	Morgan Stanley VIF Global Infrastructure Portfolio - Class I* Morgan Stanley Investment Management Inc.	0.87%	-1.15%	8.76%	9.44%
The Fund seeks total return.	Morgan Stanley VIF Global Strategist Portfolio - Class I* Morgan Stanley Investment Management Inc.	0.91%	10.92%	8.41%	6.17%
The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.	Morgan Stanley VIF Growth Portfolio - Class I* Morgan Stanley Investment Management Inc.	0.57%	117.31%	34.10%	23.90%
The Fund seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.	Morgan Stanley VIF U.S. Real Estate Portfolio - Class I* Morgan Stanley Investment Management Inc.	0.82%	-16.85%	0.10%	5.25%
A-2

The Fund seeks as a primary objective to provide a high level of current income by investing primarily in U.S. government securities and other fixed-income securities. As a secondary objective, the Fund seeks capital appreciation but only when consistent with its primary objective.	Morgan Stanley VIS Income Plus Portfolio - Class X Morgan Stanley Investment Management Inc.	0.91%	10.63%	7.06%	6.03%
Seeks capital appreciation.	Putnam VT Growth Opportunities Fund - Class IB Putnam Investment Management, LLC	0.90%	38.71%	22.04%	16.94%
Seeks capital appreciation.	Putnam VT International Equity Fund - Class IB Putnam Investment Management, LLC	1.11%	12.10%	6.98%	5.43%
Seeks capital growth and current income.	Putnam VT Large Cap Value Fund - Class IB (formerly Putnam VT Equity Income Fund - Class IB) Putnam Investment Management, LLC	0.82%	5.80%	11.25%	11.60%
Seeks capital appreciation.	Putnam VT Small Cap Value Fund - Class IB Putnam Investment Management, LLC	1.40%	3.96%	7.30%	8.21%
Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.	Templeton Foreign VIP Fund - Class 2* Templeton Investment Counsel, LLC	1.11%	-1.16%	2.42%	3.30%

1	Effective May 1, 2020, the Invesco V.I. Mid Cap Growth Fund - Series II merged into the Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund - Series II. Effective May 4, 2020, the Invesco V.I. Mid Cap Growth - Series II Sub-Account will be closed to all Contract Owners except those Contract Owners who have contract value invested in the Variable Sub-Account as of the closure date.
* The Fund’s annual expenses reflect temporary fee reductions.

A-3

Appendix B: Calculation Of Enhanced Earnings Death Benefit
Example 1. In this example, assume that the oldest Owner is age 65 at the time the Contract is issued and elects the Enhanced Earnings Death Benefit Option when the Contract is issued. The Owner makes an initial purchase payment of $100,000. After four years, the Owner dies. On the date Allstate Life receives Due Proof of Death, the Contract Value is $125,000. Prior to his death, the Owner did not make any additional purchase payments or take any withdrawals.

Excess of Earnings Withdrawals	=	$0
In-Force Premium	=	$100,000 ($100,000+$0-$0)
Death Benefit Earnings	=	$25,000 ($125,000-$100,000)
Enhanced Earnings Death Benefit	=	40% × $25,000 = $10,000
Since Death Benefit Earnings are less than In-Force Premium, the Death Benefit Earnings are used to compute the Enhanced Earnings Death Benefit amount.
Example 2. In the second example, assume the same facts as above, except that the Owner has taken a withdrawal of $10,000 during the second year of the Contract. At the time the withdrawal is taken, the Contract Value is $105,000. Here, $5,000 of the withdrawal is in excess of the Death Benefit Earnings at the time of the withdrawal. The Contract Value on the date Allstate Life receives Due Proof of Death will be assumed to be $114,000.

Excess of Earnings Withdrawals	=	$5,000 ($10,000-$5,000)
In-Force Premium	=	$95,000 ($100,000+$0-$5,000)
Death Benefit Earnings	=	$19,000 ($114,000-$95,000)
Enhanced Earnings Death Benefit	=	40%× $19,000 = $7,600
Since Death Benefit Earnings are less than In-Force Premium, the Death Benefit Earnings are used to compute the Enhanced Earnings Death Benefit amount.
Example 3. This third example is intended to illustrate the effect of adding the Enhanced Earnings Death Benefit Option after the Contract has been issued and the effect of later purchase payments. In this example, assume that the oldest Owner is age 75 at the time the Enhanced Earnings Death Benefit is elected. At the time the Contract is issued, the Owner makes a purchase payment of $100,000. After two years pass, the Owner elects to add the Enhanced Earnings Death Benefit Option. On the date this Option is added, the Contract Value is $110,000. Two years later, the Owner withdraws $50,000. Immediately prior to the withdrawal, the Contract Value is $130,000. Another two years later, the Owner makes an additional purchase payment of $40,000. A year later, the Owner dies with a Contract Value of $140,000 on the date we receive Due Proof of Death.

Excess of Earnings Withdrawals	=	$30,000 ($50,000-$20,000)
In-Force Premium	=	$120,000 ($110,000+$40,000-$30,000)
Death Benefit Earnings	=	$20,000 ($140,000-$120,000)
Enhanced Earnings Death Benefit	=	25% of $20,000 = $5,000
In this example, In-Force Premium is the Contract Value on the date the Rider was issued plus all later withdrawals and minus Excess-of-Earnings withdrawals. Since Death Benefit Earnings are less than In-Force Premium, the Death Benefit Earnings are used to compute the Enhanced Earnings Death Benefit amount.

B-1

Appendix C: Calculation Of Optional Benefits
Examples: Performance Income Benefit – Contract Value Increase, Additional Purchase Payment Adjustment and Withdrawal Adjustment
The rider is added at issue and the purchase payment is $100,000. The Performance Income Benefit is $100,000. The oldest Contract owner is 70 years old.
On the first Contract Anniversary, the Contract Value is $102,000. The Performance Income Benefit is increased to $102,000 since the Contract Value exceeds the most recently calculated Performance Income Benefit of $100,000.
On the second Contract Anniversary, the Contract Value is $97,000. The Performance Income Benefit remains $102,000 since the most recently calculated Performance Income Benefit exceeds the Contract Value.
The Contract Anniversary comparisons will be made until the older Contract owner has attained age 85.
Regardless of the age of the owner(s), purchase payments increase the Performance Income Benefit dollar-for-dollar by the payment amount at the time of the payment.
Also, regardless of the owner(s) age, withdrawals proportionally decrease the Performance Income Benefit at the time of the withdrawal, as described in the Enhanced Income Benefit:
The most recently calculated Performance Income Benefit is $110,000. A withdrawal of $5,000 is taken. The Contract Value prior to the withdrawal is $100,000. The Performance Income Benefit is reduced proportionally on the date of the withdrawal, by:
($5,000 / $100,000) x $110,000 = $5,500
and the Performance Income Benefit is $104,500.

Examples: Income Benefit Combination 2 – Contract Value Increase, Additional Purchase Payment Adjustment and Withdrawal Adjustment
The Income Base for Income Benefit Combination 2 is the greatest of Income Base A and Income Base B.
The Income Base A calculation is the same as that for the Performance Income Benefit.
Income Base B is calculated daily using a specified accumulation rate and is also adjusted for purchase payments and withdrawals.
The rider is added at issue and the purchase payment is $100,000. Income Base B is $100,000. A benefit accumulation rate of 5% applies.
On the first Contract Anniversary, Income Base B is $105,000, provided the oldest Contract owner has not reached his or her 85 th birthday.
Regardless of the age of the owner(s), purchase payments increase Income Base B dollar-for-dollar by the payment amount at the time of the payment.
Also, regardless of the owner(s) age, withdrawals proportionally decrease Income Base B at the time of the withdrawal, as described in the Enhanced Death Benefit :
The most recently calculated Income Base B is $110,000. A withdrawal of $5,000 is taken. The Contract Value prior to the withdrawal is $100,000. Income Base B is reduced proportionally on the date of the withdrawal, by:
($5,000 / $100,000) x $110,000 = $5,500
and Income Base B is $104,500.

Examples: Performance Death Benefit – Contract Value Increase, Additional Purchase Payment Adjustment and Withdrawal Adjustment
The rider is added at issue and the purchase payment is $100,000. The Performance Death Benefit is $100,000. The oldest Contract owner is 70 years old.
On the first Contract Anniversary, the Contract Value is $102,000. The Performance Death Benefit is increased to $102,000 since the Contract Value exceeds the most recently calculated Performance Death Benefit of $100,000.
On the second Contract Anniversary, the Contract Value is $97,000. The Performance Death Benefit remains $102,000 since the most recently calculated Performance Death Benefit exceeds the Contract Value.
The Contract Anniversary comparisons will be made until the older Contract owner has attained age 85.
C-1

Regardless of the age of the owner(s), purchase payments increase the Performance Death Benefit dollar-for-dollar by the payment amount at the time of the payment.
Also, regardless of the owner(s) age, withdrawals proportionally decrease the Performance Death Benefit at the time of the withdrawal, as described in the Enhanced Death Benefit :
The most recently calculated Performance Death Benefit is $110,000. A withdrawal of $5,000 is taken. The Contract Value prior to the withdrawal is $100,000. The Performance Death Benefit is reduced proportionally on the date of the withdrawal, by:
($5,000 / $100,000) x $110,000 = $5,500
and the Performance Death Benefit is $104,500.

Examples: Enhanced Death Benefit – Benefit Growth, Additional Purchase Payment Adjustment and Withdrawal Adjustment
The rider is added at issue and the purchase payment is $100,000. The Enhanced Death Benefit is $100,000. A benefit accumulation rate of 5% applies.
On the first Contract Anniversary, the Enhanced Death Benefit is $105,000, provided the oldest Contract owner has not reached his or her 75 th birthday.
A purchase payment of $20,000 made after the first Contract Anniversary but before the second Contract Anniversary will also increase the Enhanced Death Benefit by $20,000, regardless of the age of the Contract owner(s). Then, provided the oldest Contract owner has not reached his or her 75 th birthday, the Enhanced Death Benefit is $130,250.
Two months later, a withdrawal of $5,000 is taken. The Contract Value prior to the withdrawal is $115,000. The Enhanced Death Benefit is reduced proportionally on the next anniversary, or at the time the death benefit is computed, whichever is earlier, by:
($5,000 / $115,000) x $130,250 = $5,663
and the Enhanced Death Benefit is $124,587.

C-2

Appendix D - Calculation of Contract Features
Six-Month Dollar Cost Averaging Fixed Account Option
Money in the Six-Month Dollar Cost Averaging Fixed Account will earn interest at the annual rate in effect at the time of allocation for the Six- Month Dollar Cost Averaging Fixed Account. Each purchase payment and associated interest in the Six-Month Dollar Cost Averaging Fixed Account must be transferred to sub-accounts of the variable account in equal monthly installments within the six-month transfer period. If the Six-Month Dollar Cost Averaging Fixed Account is discontinued prior to the last scheduled transfer, the remaining balance in the Six-Month Dollar Cost Averaging Fixed Account will immediately be transferred to the money market sub-account unless a different variable subaccount is requested. In this example, the policyholder allocates $100,000 to a Six-Month Dollar Cost Averaging Fixed Account. The example assumes an immediate transfer of the first installment. Six equal payments of $16,769.47 are transferred to the sub-accounts each month. These six equal payments result in the entire $100,000 purchase payment and associated interest being transferred to the Variable Sub-Accounts within the six-month transfer period.

Month	Beginning of Month	Beginning of Month Transfer	Interest	End of Month Balance
1	$100,000.00	$16,769.47	$205.27	$83,435.80
2	$83,435.80	$16,769.47	$164.42	$66,830.75
3	$66,830.75	$16,769.47	$123.46	$50,184.74
4	$50,184.74	$16,769.47	$82.41	$33,497.68
5	$33,497.68	$16,769.47	$41.26	$16,769.47
6	$16,769.47	$16,769.47	$0.00	$0.00

12 Month Dollar Cost Averaging Fixed Account Option
Money in the Twelve-Month Dollar Cost Averaging Fixed Account will earn interest at the annual rate in effect at the time of allocation for the Twelve- Month Dollar Cost Averaging Fixed Account. Each purchase payment and associated interest in the Twelve-Month Dollar Cost Averaging Fixed Account must be transferred to sub-accounts of the variable account in equal monthly installments within the twelve-month transfer period. If the Twelve-Month Dollar Cost Averaging Fixed Account is discontinued prior to the last scheduled transfer, the remaining balance in the Twelve-Month Dollar Cost Averaging Fixed Account will immediately be transferred to the money market sub-account unless a different variable subaccount is requested. In this example, the policyholder allocates $100,000 to a Twelve-Month Dollar Cost Averaging Fixed Account. The example assumes an immediate transfer of the first installment. Twelve equal payments of $8,446.69 are transferred to the sub-accounts each month. These twelve equal payments result in the entire $100,000 purchase payment and associated interest being transferred to the Variable Sub-Accounts within the twelve-month transfer period.

Month	Beginning of Month	Beginning of Month Transfer	Interest	End of Month Balance
1	$100,000.00	$8,446.69	$225.80	$91,779.10
2	$91,779.10	$8,446.69	$205.52	$83,537.93
3	$83,537.93	$8,446.69	$185.20	$75,276.43
4	$75,276.43	$8,446.69	$164.82	$66,994.55
5	$66,994.55	$8,446.69	$144.39	$58,692.25
6	$58,692.25	$8,446.69	$123.92	$50,369.48
7	$50,369.48	$8,446.69	$103.39	$42,026.18
8	$42,026.18	$8,446.69	$82.82	$33,662.30
9	$33,662.30	$8,446.69	$62.19	$25,277.79
10	$25,277.79	$8,446.69	$41.51	$16,872.61
11	$16,872.61	$8,446.69	$20.78	$8,446.69
12	$8,446.69	$8,446.69	$0.00	$0.00

D-1

Basic Dollar Cost Averaging
Through our Dollar Cost Averaging Program, you may automatically transfer a fixed dollar amount on a regular basis from any Variable Sub-Account or any Fixed Account Option to any of the other Variable Sub-Accounts. You may not use the Dollar Cost Averaging Program to transfer amounts to the Fixed Account Options. This program is available only during the Accumulation Phase. In this example, the policyholder elects to transfer a specified fixed amount of $1,000 monthly from Variable Sub-Account A to Variable Sub-Account B.

Month	Balance of Variable Sub-Account A Prior to Transfer	Balance of Variable Sub-Account B Prior to Transfer	Transfer from Variable Sub-Account A to Variable Sub-Account B	Balance of Variable Sub-Account A After Transfer	Balance of Variable Sub-Account B After Transfer
1	$100,000.00	$100,000.00	$1,000.00	$99,000.00	$101,000.00
Automatic Portfolio Rebalancing
Automatic Portfolio Rebalancing allows the customer to rebalance the sub-accounts within the Variable Account to the desired allocation on a monthly, quarterly, semi-annual, or annual basis, determined on the first date the customer decides to rebalance.
In this example, the customer decides to allocate $100,000 across 3 funds, 60% to Fund A, 25% to Fund B and 15% to Fund C. The customer rebalances on an annual basis. 1 year after $100,000 is invested in three different funds, Fund A grew 22%, Fund B grew 9% and the Fund C grew 4%.

	Original Allocation		Fund Performance	Year End Allocation Prior to Rebalance		Year End Allocation After Rebalance
Fund A	60%	$60,000.00	22%	63.1%	$73,200.00	60%	$69,630.00
Fund B	25%	$25,000.00	9%	23.5%	$27,250.00	25%	$29,012.50
Fund C	15%	$15,000.00	4%	13.4%	$15,600.00	15%	$17,407.50
Total	100%	$100,000.00		100.0%	$116,050.00	100%	$116,050.00
At the end of one year, the percentage of funds allocated to Fund A changed from 60% to 63.1%. Fund B changed from 25% to 23.5% and Fund C changed from 15% to 13.4%. The auto-rebalance feature rebalances the sub-accounts within the Variable Account to reflect the specified allocation. The number of units for each sub-account are adjusted to reflect the specified allocation percentages. The rebalanced allocation reflects the specified allocations of 60% in Fund A, 25% in Fund B and 15% in Fund C.
Systematic Withdrawal
A systematic withdrawal schedule is a method of withdrawing funds from an annuity account that specifies the amount and frequency of the payments to be made to the policyholder. A systematic withdrawal schedule can be set up to be paid monthly, quarterly, semi-annually, or annually. Policyholders are not guaranteed lifelong payments. With the systematic withdrawal schedule, one chooses instead to withdraw funds from an account, bearing the risk that the funds become depleted. You may pay taxes on annuity payments, although they grow in a tax-deferred account. In this example, a policyholder allocates funds to four Variable Sub Accounts. Fund A holds 35% of all funds, Fund B holds 30%, Fund C holds 20%, and Fund D holds 15%. The policyholder sets up a $2,000 monthly withdrawal. With the allocation above, $700 (35%) of the withdrawal amount would come from Fund A, $600 (30%) would come from Fund B, $400 (20%) would come from Fund C, and $300 (15%) would come from Fund D.
Automatic Additions Program
The Automatic Additions Program allows you to add subsequent purchase payments per month through automatic transfers from your bank account. Automatic Additions are not available with Dollar Cost Averaging Fixed Account Option. Subsequent purchase payments must be at least $50. In this example, a policyholder allocates funds to four Variable Sub Accounts. The policyholder allocates 35% to Fund A, 30% to Fund B, 20% to Fund C and 15% to Fund D. The policyholder sets up a $2,000 monthly automatic addition. $700 (35%) of the added amount would go to Fund A, $600 (30%) would go to Fund B, $400 (20%) would go to Fund C, and $300 (15%) would go to Fund D.
D-2

We (Allstate Life) have filed a Statement of Additional Information, dated April 30, 2021, with the Securities and Exchange Commission (“SEC”). It contains additional important information about the Contracts, and Allstate Life, and the Allstate Financial Advisors Separate Account I, and is incorporated herein by reference, which means that it is legally a part of this prospectus. For a free copy, or to request other information about the Contracts, and to make investor inquiries, please write to us at P.O. Box 758543, Topeka, KS 66675-8566, or call us at 1-800-457-7617. You may also visit our website at www.accessallstate.com

Reports and other information about Allstate Life and the Allstate Financial Advisors Separate Account I are available on the
Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Edgar Contract Identifier: C000005160 Morgan Stanley Variable Annuity II

MORGAN2

Morgan Stanley Variable Annuity 3
An individual and group flexible premium deferred variable annuity contract
Registrant: ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
Issued by: Allstate Life Insurance Company (“Allstate Life”)

Allstate Life Insurance Company
Street Address: 5801 SW 6th Ave., Topeka, KS 66606-0001
Mailing Address: P.O. Box 758543, Topeka, KS 66675-8566
Telephone Number: 1-800-457-7617
Fax: 1-785-228-4584
Prospectus dated April 30, 2021

Allstate Life Insurance Company (“Allstate Life”) offered the Morgan Stanley Variable Annuity II, an individual and group flexible premium deferred variable annuity contract (“Contract”). Please keep it for future reference. The Contract is no longer offered for new sales effective December 1, 2003. If you have already purchased the Contract you may continue to make purchase payments according to the Contract.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
IMPORTANT INFORMATION
As of January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual shareholder reports for portfolios available under your contract are no longer sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports are available online at www.accessallstate.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by calling 1-800-457-7617.
You may elect to receive all future shareholder reports in paper free of charge by calling 1-800-457-7617. Your election to receive reports in paper will apply to all portfolios available under your contract.

IMPORTANT NOTICES
The SEC has not approved or disapproved the securities described in this prospectus, nor has it passed upon the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a federal crime.

Investment in the Contracts involves investment risks, including possible loss of principal.

MORGAN3

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Glossary of Terms

We set forth here definitions of some of the key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the section of the prospectus that uses such terms.
Accumulation Phase: The period of time that begins on the date we issue your Contract (“Issue Date”) and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Variable Sub-Accounts and/or the Fixed Account Options.
Accumulation Unit: A unit of measurement used to calculate the value of your investment in the Variable Sub-Accounts during the Accumulation Phase.
Accumulation Unit Value: The separate value for each Variable Sub-Account’s Accumulation Unit. Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund.
Allstate Life (“we”): The issuer of the Contract. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company organized under the laws of the State of Illinois. Allstate Life is licensed to operate in the District of Columbia, Puerto Rico, and all jurisdictions except the state of New York.
Annuitant: The individual whose life determines the amount and duration of income payments (other than under Income Plans with guaranteed payments for a specified period). The Annuitant must be a living person.
Automatic Additions Program: A program that may enable you to make subsequent purchase payments of at least $25 by automatically transferring amounts from your bank account or your Morgan Stanley Active AssetsTM Account. Please consult your Morgan Stanley Financial Advisor for details.
Automatic Portfolio Rebalancing Program: A program that provides for the automatic rebalancing of the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations after the performance of each Sub-Account causes a shift in the percentage you allocated to each Sub-Account.
Beneficiary: The natural person(s) or entity(ies) designated as the recipients of the Death Benefit. You may name one or more primary and contingent Beneficiaries when you apply for a Contract. You may change or add Beneficiaries at any time, unless you have designated an irrevocable Beneficiary
•Primary Beneficiary is the person who may elect to receive the death benefit or become the new Contract owner subject to the Death of Owner provision if the sole surviving Contract owner dies before the Payout Start Date. If the sole surviving Contract owner dies after the Payout Start Date, the primary Beneficiary will receive any guaranteed income payments scheduled to continue.
•Contingent Beneficiary is the person selected by the Contract owner who will exercise the rights of the primary Beneficiary if all named primary Beneficiaries die before the death of the sole surviving Contract owner.
Code: The Internal Revenue Code of 1986, as amended.
Contract: The Morgan Stanley Variable Annuity 3, an individual and group flexible premium deferred variable annuity contract, is a contract between you, the Contract owner, and Allstate Life, a life insurance company. In certain states the Contract was available only as a group Contract. In these states, we issued you a certificate that represents your ownership and that summarizes the provisions of the group Contract. References to "Contract" in this prospectus include certificates unless the context requires otherwise.
Contract Anniversary: Each twelve-month period from that date of your contract’s issue date.
Contract Owner (“you”): The person or entity who may exercise all of the rights and privileges provided by the Contract.
Contract Value: During the Accumulation Phase, the contract value is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus the value of your investment in the Fixed Account Options.
Contract Year: The period of time measured from the date we issue your Contract or a “Contract Anniversary.”
Death Benefit Anniversary: Every 6th Contract Anniversary beginning with the 6th Contract Anniversary. For example, the 6th, 12th and 18th Contract Anniversaries are the first three Death Benefit Anniversaries.
Death Benefit Combination Option: Under this option, the death benefit payable will be the greater of the death benefits provided by Death Benefit A or Death Benefit B. Death Benefit B is the Performance Death Benefit Option. Death Benefit A is only available through the Death Benefit Combination options. We sometimes refer to the Death Benefit Combination Option as the “Best of the Best” death benefit option.
Dollar Cost Averaging: An Investment option that offers the Basic Dollar Cost Averaging Option is currently not available, but we may offer it in the future. Please consult with your Morgan Stanley Financial Advisor for current information.
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Dollar Cost Averaging Fixed Account Options (Basic Dollar Cost Averaging Option): The Basic Dollar Cost Averaging Option is closed to new purchase payments, including automatic additions. Under this option, purchase payments allocated to the Basic Dollar Cost Averaging Option earn interest for a 1-year period at the current rate in effect at the time of allocation. We credit interest daily at a rate that will compound over the year to the annual interest rate we guaranteed at the time of allocation. Rates may be different than those available for the Guarantee Periods described below. Renewal rates will not be less than the minimum guaranteed rate found in the Contract. You may not transfer funds from other investment alternatives to the Basic Dollar Cost Averaging Option.
6 and 12 Month Dollar Cost Averaging Options: Under these options, you may establish a Dollar Cost Averaging Program by allocating purchase payments to the Fixed Account either for 6 months (the “6 Month Dollar Cost Averaging Option”) or for 12 months (the “12 Month Dollar Cost Averaging Option”). Your purchase payments will earn interest for the period you select at the current rates in effect at the time of allocation. Rates may differ from those available for the Guarantee Periods described below. However, the crediting rates for the 6 and 12 Month Dollar Cost Averaging Options will never be less than the minimum guaranteed rate stated in the Contract.
Due Proof of Death: Documentation needed when there is a request for payment of the death benefit. We will accept the following documentation as Due Proof of Death: a certified copy of death certificate, a certified copy of decree of a court of competent jurisdiction as to the finding of death, or any other proof acceptable to us.
Enhanced Earnings Death Benefit Plus Option: An option under which the death benefit largely depends on the amount of earnings that accumulate under your Contract. The Enhanced Earnings Death Benefit Plus Option may not be available in all states.
Excess-of-Earnings Withdrawals: The amount of a withdrawal in excess of the In-Force Earnings in the Contract immediately prior to the withdrawal.
Fixed Account Options: The Fixed Account consists of our general assets other than those in segregated asset accounts. The Fixed Account Options we currently offer are the Standard Fixed Account Option and the 6 and 12 month Dollar Cost Averaging Option. Other Options may be available in the future.
Good Order: Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our service center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order.
Income and Death Benefit Combination Option 2: The Income and Death Benefit Combination Option 2 combines the features of the Income Benefit Combination Option (described in the “Income Payments” section of this prospectus) with the features of the Death Benefit Combination Option both calculated until the first Contract Anniversary after the 85th birthday of the oldest Contract Owner, or Annuitant, if the Contract Owner is a non-living person, for purchase payments, withdrawals, and Contract Anniversaries. After which, both are calculated for purchase payments and withdrawal only. The Income and Death Benefit Combination Option 2 can no longer be added to your Contract.
Income Benefit Combination Option 2: This Option guarantees that the amount you apply to an Income Plan will not be less than the income base (“Income Base”) (which is the greater of Income Base A or Income Base B). The Income Benefit Combination Option 2 can no longer be added to your Contract.
In-Force Earnings: The Contract Value minus the In-Force Premium equals the In-Force Earnings. The In-Force Earnings amount will never be less than zero.
In-Force Premium: The Contract Value on the date the Enhanced Earnings Death Benefit Plus Option is made part of your Contract (“Rider Date”) plus all purchase payments made after the Rider Date less the sum of all Excess-of-Earnings Withdrawals after the Rider Date equals In-Force Premium. If the Rider Date is the same as the Issue Date, then the Contract Value on the Rider Date is equal to your initial purchase payment.
Income Plans: A series of scheduled payments to you or someone you designate. You may choose and change your choice of Income Plan until 30 days before the Payout Start Date. If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1 with guaranteed payments for 10 years unless changed by the Contract owner. After the Payout Start Date, you may not make withdrawals (except as described below) or change your choice of Income Plan. There are three Income Plans available under the Contract. Each is available to provide: fixed income payments; variable income payments; or a combination of the two.
Investment Alternatives: The Fixed Account Option and the Variable Sub-Accounts that invest in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. For more complete information about each Portfolio, including the investment objective(s), expenses and risks associated with the Portfolio, please refer to the prospectuses for the Portfolios.
Issue Date: The date we issued your Contract.
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Payout Phase: When you receive income payments, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select.
Payout Start Date: The day that we apply your Contract Value to an Income Plan. The Payout Start Date must be no later than: the Annuitant’s 99th Birthday, or the 10th Contract Anniversary, if later. You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.
Performance Death Benefit Option: An option providing that on each Contract Anniversary, we will recalculate your Performance Death Benefit to equal the greater of your Contract Value on that date, or the most recently calculated Performance Death Benefit. We also will recalculate your Performance Death Benefit whenever you make an additional purchase payment or a partial withdrawal. In the absence of any withdrawals or purchase payments, the Performance Death Benefit will be the greatest of the Contract Value on the Rider Date and all Contract Anniversary Contract Values on or before the date we calculate the death benefit.
Portfolios: Underlying mutual fund(s) in which a Variable Sub-Account invests. We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value.
Systematic Withdrawal Program: The option to receive systematic withdrawal payments on a monthly basis at any time prior to the Payout Start Date. The minimum amount of each systematic withdrawal is $100. We will deposit systematic withdrawal payments into the Contract owner’s bank account or Morgan Stanley Account. Please consult with your Morgan Stanley Financial Advisor for details.
Tax Qualified Contracts: Contracts held in a plan which provides that the income on tax sheltered is tax deferred, and the income from annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing an annuity as a TSA or IRA.
Valuation Date: Another term for “business day,” which refers to each day Monday through Friday that the New York Stock Exchange is open for business.
Variable Account: Consists of multiple Variable SubAccounts, each of which is available under the Contract.
Variable Sub-Account: Invests in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. You may allocate your purchase payments to various Variable Sub-Accounts.
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Important Information You Should Consider About the Contract

	Fees and Expenses			Location in Prospectus
Charges for Early Withdrawals	If you withdraw money from the Contract within 6 years following your last purchase payment, you will be assessed a maximum Withdrawal Charge of 6% of the purchase payments withdrawn, declining to 0% over 6 years. For example, if you make an early withdrawal, you could pay a Withdrawal Charge of up to $6,000 on a $100,000 investment.			Expenses
Transaction Charges
In addition to Withdrawal Charges, you may also be charged for when you transfer cash value between Investment Alternatives.
Transfer Fee. We reserve the right to charge for transfers among Investment Alternatives after the first 12 transfers per Contract Year.
				Expenses and Investment Alternatives: Transfers
Ongoing Fees and Expenses (as Annual Charges)	The following table describe the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract data page for information about the specific fees you will pay each year based on the Contract options you have elected.			Expenses, Income Payments and Death Benefits
	Annual Fee	Minimum	Maximum
	Base Contract: (as a percentage of Separate Account assets)	1.35%	1.385%
	Investment Options: (Portfolio fees and expenses) (as a percentage of portfolio average daily net assets)	0.24%	1.85%
	Optional benefits available for an additional charge: (for a single optional benefit, if elected) (as a percentage of Separate Account assets)	0.13%	0.50%
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add Withdrawal Charges that substantially increase costs.

	Lowest Annual Cost: $1,664	Highest Annual Cost: $4,151
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of Contract charges and Portfolio Company fees and expenses
•No optional benefits
•No sales charges
•No additional purchase payments, transfers or withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of Contract charges, optional benefits and Portfolio Company fees and expenses.
•No sales charges
•No additional purchase payments, transfers or withdrawals

	Risks	Location in Prospectus
Risk of Loss	You can lose money by investing in the Contract.	Principal Risks
Not a Short-Term Investment	This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawal charges will reduce the value of your Contract if you withdraw money during the period of time that withdrawal charges are assessed on your Contract. Any withdrawals you make prior to the age of 59 ½ may also be subject to an additional federal 10% tax penalty.	Expenses, Investment Alternatives: Transfers, Taxes
Risks Associated with Investment Options	An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Alternatives available under the Contract (e.g.,the Portfolios). Each investment option, including any investment alternatives, will have its own unique risks. You should review these Investment Alternatives before making an investment decision.	Important Notices, Investment Alternatives: The Variable Sub-Accounts
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Insurance Company Risks	An investment in the Contract is subject to the risks related to Allstate Life. Any obligations (including under any fixed account Investment Alternatives), guarantees, or benefits are subject to the claims-paying ability of Allstate Life. If Allstate Life experiences financial distress, it may not be able to meet its obligations to you. More information about Allstate Life, including its financial strength ratings, is available upon request by calling 1-800-457-7617.	Investment Alternatives: The Fixed Account Options

	Restrictions	Location in Prospectus
Investments
•Certain Variable Sub-Accounts may not be available depending on the date you purchased your Contract. In addition, Certain Variable Sub-Accounts are closed to Contract Owners not invested in the specified Variable Sub-Accounts by a designated date.
•We reserve the right to remove or substitute Portfolios as Investment Alternatives.
•Not all Fixed Account Options may be available in all states or with all Contracts.
•There may be limitations on transfers of Contract Value among Variable Sub-Accounts and from the Fixed Account.
We reserve the right to assess, a $25 charge on each transfer in excess of 12 per Contract Year.
Expenses, Investment Alternatives
Optional Benefits	We may discontinue or modify any of the optional benefits at any time prior to the time you elect it. Withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.
Income Payments and Death Benefits

	Taxes	Location in Prospectus
Tax Implications	You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract. There is no additional tax benefit to You if the Contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may also be subject to an additional federal 10% tax penalty if taken before age 59½ .	Taxes

	Conflicts of Interest	Location in Prospectus
Investment Professional Compensation	Some investment professionals may receive compensation for selling the Contracts to you in the form of commissions and other non-cash compensation (e.g., marketing allowances). Thus, these investment professionals may have a financial incentive to offer or recommend the Contracts over another investment.	More Information
Exchanges	Some investment professionals may have a financial incentive to offer an investor a new contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own your existing Contract.

Overview of the Contract
Purpose
This Contract is a variable annuity contract and is designed to help the investor accumulate assets on a tax-deferred basis through an investment portfolio and to provide or supplement the investor’s retirement income. This Contract is appropriate for an investor who has a higher risk tolerance, an understanding of investments, a long-term investment horizon, and has funds available to invest that are not required to meet current needs. The Contract is not intended for people who may need to make early or frequent withdrawals.

 The Contract has various optional features and benefits that may be appropriate for you based on your financial objectives and situation. These optional features may impose additional fees, as summarized below in the Expense Table. The Contract also offers certain death benefit features, which can be used to transfer assets to your beneficiaries.

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Phases of the Contract
Accumulation Phase: This is the period of time that begins on the date we issue your Contract (“Issue Date”) and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Investment Alternatives. If you invest in the Fixed Account Options, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Portfolios.

Additional information about each Portfolio is provided in Appendix A to this prospectus.

Payout Phase: You receive income payments during what we call the “Payout Phase” of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select. During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub- Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Portfolios.

Generally, you may not make withdrawals after the Payout Start Date. One exception to this rule applies if you are receiving variable income payments that do not depend on the life of the Annuitant. In that case you may terminate all or part of the Variable Account portion of the income payments at any time and receive a lump sum equal to the present value of the remaining variable payments associated with the amount withdrawn.

After the Payout Start Date, death benefits and any living benefits will terminate.

Contract Features
Death Benefit	At no additional charge, if the Contract Owner or Annuitant die before the Payout Start Date, we will pay a standard death benefit subject to certain conditions.

For an added charge, you can also select an additional death benefit option, which may increase the amount of money payable to your designated beneficiaries upon your death. These benefits are more fully described in the “Death Benefits” section of this prospectus.
Accessing Your Money	You may withdraw some or all of your Contract Value at any time during the Accumulation Phase. In general, you must withdraw at least $100 at a time or the total amount in the investment alternative, if less. Withdrawals taken prior to annuitization (referred to in this prospectus as the Payout Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional federal 10% tax penalty. A withdrawal charge also may apply.
If the amount you withdraw reduces your Contract Value to less than $500, we may treat it as a request to withdraw your entire Contract Value. Your Contract will terminate if you withdraw all of your Contract Value.
Optional Withdrawal Benefits	We offer optional benefits riders that, for an additional charge, offer protection against market risk (the risk that your investments may decline in value or underperform your expectations) and guarantee a minimum lifetime income.
Dollar Cost Averaging	Through our Dollar Cost Averaging Program, at no additional charge, you may automatically transfer a set amount every month (or other intervals we may offer) during the Accumulation Phase from any Variable Sub-Account or the Dollar Cost Averaging Fixed Account Option(s) to any Variable Sub-Account.
Portfolio Rebalancing	If you select our Automatic Portfolio Rebalancing Program, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations on a quarterly basis at no additional charge. We will not include money you allocate to the Fixed Account Options in the Automatic Portfolio Rebalancing Program.
Systematic Withdrawal Program	This program, at no additional charge, allows you to receive regular automatic withdrawals from your Contract on a monthly basis at any time prior to the Payout Start Date.
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Expense Table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from your variable annuity contract. Please refer to your Contract data page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract value between Investment Alternatives. State premium taxes may also be deducted.
Transaction Expenses

Withdrawal Charge(1):	Maximum
(as a percentage of purchase payments withdrawn)	6%

Transfer Fee(2):	$25

(1)	Withdrawal Charges in subsequent years*
	Number of Complete Years Since We Received the Payment Being Withdrawn	1	2	3	4	5	6+
	Applicable Charge	5%	5%	4%	3%	2%	0%
*	*During each Contract Year, you may withdraw up to 15% of the aggregate amount of purchase payments as of the beginning of the Contract Year without incurring a withdrawal charge. See “Withdrawal Charges” for more information.
(2)	There is no charge for the first 12 transfers within a Contract Year, excluding transfers due to dollar cost averaging and automatic portfolio rebalancing. We are currently waiving the Transfer Fee.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.
Annual Contract Expenses

Annual Fee	Maximum	Current
Contract Maintenance Charge(1)	35	35
Base Contract Expense (as a percentage of variable account assets)	1.35%	1.35%
Optional benefits available for an additional charge: (as a percentage of separate account assets)
Performance Death Benefit Option	0.13%	0.13%
Death Benefit Combination Option(3)	0.24%	0.24%
Income Benefit Combination Option 2(2)(3)	0.30%	0.30%
Income and Performance Death Benefit Option(2) (State of Washington only)	0.43%	0.43%
Income and Death Benefit Combination Option 2(2)(3)	0.50%	0.50%
Enhanced Earnings Death Benefit Plus (Issue Age 0-55)	0.15%	0.15%
Enhanced Earnings Death Benefit Plus (Issue Age 56-65)	0.25%	0.25%
Enhanced Earnings Death Benefit Plus (Issue Age 66-75)	0.35%	0.35%
(1) If your Contract Value equals or exceeds $40,000, we will waive the charge for the remaining time your Contract is in force.
(2) These options are no longer available to be added to your Contract.
(3) Only one optional "combination" benefit is allowed at any time.

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The next item shows the minimum and maximum total operating expenses charged by the Portfolio Companies that you may pay periodically during the time that you own the Contract. A complete list of Portfolio Companies available under the Contract, including their annual expenses, may be found at the back of this document.
Annual Portfolio Company Expenses

	Minimum	Maximum
Total Annual Portfolio Operating Expenses(1) (expenses that are deducted from Portfolio assets, which may include management fees, distribution and/or services (12b-1) fees, and other expenses)	0.24%	1.85%
(1) Expenses are shown as a percentage of portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2020.
EXAMPLE
This example is intended to help you compare the cost of investing in the Contracts with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, and Portfolio fees and expenses.
The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of Annual Portfolio Company Expenses and optional benefits available for an additional charge, which includes the base contract with the Income and Death Benefit Combination Option 2 and Enhanced Earnings Death Benefit Option. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Assuming Maximum Total Annual Portfolio Expenses				Assuming Minimum Total Annual Portfolio Expenses
	1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs
If you surrender your annuity at the end of the applicable time period:	$10,151	$17,546	$24,068	$42,939	$8,535	$12,786	$16,290	$28,240
If you annuitize your annuity or if you do not surrender your annuity at the end of the applicable time period:	$4,151	$12,546	$21,068	$42,939	$2,535	$7,786	$13,290	$28,240

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Principal Risks of Investing in the Contract
Risk of Loss
You can lose money by investing in the Contract.
Not a Short-Term Investment
This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawal charges will reduce the value of your Contract if you withdraw money during the period of time that withdrawal charges are assessed on your Contract. Any withdrawals you make prior to the age of 59 ½ may also be subject to a 10% additional tax penalty.
Risks Associated with Investment Alternatives
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Alternatives available under the Contract (e.g., the Portfolios). Each investment option, including any fixed account investment option, will have its own unique risks. You should review these Investment Alternatives before making an investment decision.
Insurance Company Risks
An investment in the Contract is subject to the risks related to Allstate Life. Any obligations (including under any fixed account Investment Alternatives), guarantees, or benefits are subject to the claims-paying ability of Allstate Life. If Allstate Life experiences financial distress, it may not be able to meet its obligations to you. More information about Allstate Life, including its financial strength ratings, is available upon request by calling 1-800-457-7617.
Investment Risk
Amounts you allocate to Variable Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which those Variable Sub-Accounts invest. You bear the investment risk that the Portfolios might not meet their investment objectives. Shares of the Portfolios are not deposits, or obligations of, or guaranteed or endorsed by any bank and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. In other words, you could lose your investment.
Access to Cash Value
You can withdraw some or all of your Contract Value at any time during the Accumulation Phase, but you may be subject to a withdrawal charge and other fees and taxes. Withdrawals also are available under limited circumstances on or after the Payout Start Date. You can withdraw money from the Variable Account and/ or the Fixed Account Options. The amount payable upon withdrawal is the Contract Value (or portion thereof) less any withdrawal charges, contract maintenance charges, income tax withholding, and any premium taxes. In general, you must withdraw at least $500 at a time. During each Contract Year, you may withdraw up to 15% of the aggregate amount of your purchase payments as of the beginning of the Contract Year without incurring a withdrawal charge.
Tax Consequences
If you make a partial withdrawal under a Non-Qualified Contract, the amount you receive will be taxed as ordinary income, rather than as return of cost basis, until all gain has been withdrawn. If you make a full withdrawal under a Non-Qualified Contract, the amount received will be taxable only to the extent it exceeds your cost basis in the Contract. Any withdrawals you make prior to the age of 59 ½ may also be subject to an additional 10% tax penalty.
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The Contract

CONTRACT OWNER
The Variable Annuity 3 is a contract between you, the Contract owner, and Allstate Life, a life insurance company. As the Contract owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):
•the investment alternatives during the Accumulation and Payout Phases,
•the amount and timing of your purchase payments and withdrawals,
•the programs you want to use to invest or withdraw money,
•the income payment plan you want to use to receive retirement income,
•the owner, while the Annuitant is alive,
•the Annuitant (either yourself or someone else) on whose life the income payments will be based,
•the Beneficiary or Beneficiaries who will receive the benefits that the Contract provides when the last surviving Contract owner dies, and
•any other rights that the Contract provides.
If you die, any surviving Contract owner or, if none, the Beneficiary will exercise the rights and privileges provided to them by the Contract.
The Contract cannot be jointly owned by both a non-living person and a living person. If the Contract owner is a grantor trust, the Contract owner will be considered a non-living person for purposes of this section and the Death Benefits section. The age of the oldest Contract owner and Annuitant cannot exceed 90 as of the date we receive the completed application or request to select a new Contract owner.
Changing ownership of this Contract may cause adverse tax consequences and may not be allowed under qualified plans. Please consult with a competent tax advisor prior to making a request for a change of Contract owner.
The Contract can also be purchased as an IRA or TSA (also known as a 403(b)). The endorsements required to qualify these annuities under the Code may limit or modify your rights and privileges under the Contract.
ANNUITANT
The Annuitant is the individual whose life determines the amount and duration of income payments (other than under Income Plans with guaranteed payments for a specified period). The Annuitant must be a living person. The age of the oldest Annuitant cannot exceed 90 as of the date we receive the completed application.
You initially designate an Annuitant in your application. If the Contract owner is a living person, you may change the Annuitant at any time prior to the Payout Start Date. Once we receive your change request, any change will be effective at the time you sign the written notice. We are not liable for any payment we make or other action we take before receiving any written request from you. Before the Payout Start Date, you may designate a joint Annuitant, who is a second person on whose life income payments depend. If the Annuitant dies prior to the Payout Start Date, the new Annuitant will be the youngest Contract owner, otherwise, the youngest Beneficiary, unless the Contract owner names a different Annuitant.
BENEFICIARY
You may name one or more primary and contingent Beneficiaries when you apply for a Contract. The primary Beneficiary is the person who may elect to receive the death benefit or become the new Contract owner subject to the Death of Owner provision if the sole surviving Contract owner dies before the Payout Start Date. If the sole surviving Contract owner dies after the Payout Start Date, the primary Beneficiary will receive any guaranteed income payments scheduled to continue.
A contingent Beneficiary is the person selected by the Contract owner who will exercise the rights of the primary Beneficiary if all named primary Beneficiaries die before the death of the sole surviving Contract owner.
You may change or add Beneficiaries at any time, unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be signed by you and filed with us. After we accept the form, the change of Beneficiary will be effective as of the date you signed the form. Until we receive your written notice to change a Beneficiary, we are entitled to rely on the most recent Beneficiary information in our files. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice to us promptly. Each Beneficiary change is subject to any payment made by us or any other action we take before we accept the change.
You may restrict income payments to Beneficiaries by providing us with a written request. Once we accept the written request, the restriction will take effect as of the date you signed the request. Any restriction is subject to any payment made we make or any other action we take before we accept the request.
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If you did not name a Beneficiary or, unless otherwise provided in the Beneficiary designation, if a named Beneficiary is no longer living and there are no other surviving primary or contingent Beneficiaries when the death benefit becomes payable, the new Beneficiary will be:
•your spouse or, if he or she is no longer alive,
•your surviving children equally, or if you have no surviving children,
•your estate.
If there is more than one Beneficiary and one of the Beneficiaries is a corporation or other type of non-living person, all Beneficiaries will be considered to be non-living persons for the above purposes.
Unless you have provided directions to the contrary, the Beneficiaries will take equal shares. If there is more than one Beneficiary in a class (e.g., more than one primary Beneficiary) and one of the Beneficiaries predeceases the Contract owner, the remaining Beneficiaries in that class will divide the deceased Beneficiary’s share in proportion to the original share of the remaining Beneficiaries.
If there is more than one Beneficiary taking shares of the death benefit, each Beneficiary will be treated as a separate and independent owner of his or her respective share of the death benefit. Each Beneficiary will exercise all rights related to his or her share of the death benefit, including the sole right to select a payout option, subject to any restrictions previously placed upon the Beneficiary. Each Beneficiary may designate a Beneficiary(ies) for his or her respective share, but that designated Beneficiary(ies) will be restricted to the payout option chosen by the original Beneficiary.
MODIFICATION OF THE CONTRACT
Only an Allstate Life officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.
ASSIGNMENT
No owner has a right to assign any interest in a Contract as collateral or security for a loan. However, you may assign periodic income payments under the Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are payable to the Beneficiary. We will not be bound by any assignment until the assignor signs it and files it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes or assessment of the 10% additional tax penalty. You should consult with your attorney before trying to assign your Contract.
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Purchases

MINIMUM PURCHASE PAYMENTS
You may make additional purchase payments of at least $100 at any time prior to the Payout Start Date. We reserve the right to lower the minimum and limit the maximum amount of purchase payments we will accept. We may apply certain limitations, restrictions, and/or underwriting standards as a condition of acceptance of purchase payments.
AUTOMATIC ADDITIONS PROGRAM
You may make subsequent purchase payments of at least $25 by automatically transferring amounts from your bank account or your Morgan Stanley Active AssetsTM Account. Please consult your Morgan Stanley Financial Advisor for details.
See Appendix D for numerical examples that illustrate how the Automatic Additions Program works.
ALLOCATION OF PURCHASE PAYMENTS
You must decide how to allocate your purchase payments among the investment alternatives. The allocation you specify will be effective immediately. All allocations must be in whole percentages that total 100% or in whole dollars. The minimum you may allocate to any investment alternative is $100. The minimum amount that you may allocate to the Guarantee Periods is $500. You can change your allocations by notifying us in writing. These minimums apply to both initial and subsequent allocations.
We will allocate your purchase payments to the investment alternatives according to your most recent instructions on file with us. Unless you notify us in writing otherwise, we will allocate subsequent purchase payments according to the allocation for the previous purchase payment. We will effect any change in allocation instructions at the time we receive written notice of the change in good order.
We use the term “business day” to refer to each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as “Valuation Dates.” Our business day closes when the New York Stock Exchange closes for regular trading, usually 4:00 p.m. Eastern Time (3:00 p.m. Central Time). If we receive your purchase payment after 3:00 p.m. Central Time on any Valuation Date, we will credit your purchase payment using the Accumulation Unit Values computed on the next Valuation Date.
With respect to any purchase payment that is pending investment in our Variable Account, we may hold the amount temporarily in a suspense account and may earn interest on amounts held in that suspense account. You will not be credited with any interest on amounts held in that suspense account.

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Contract Value

Your Contract Value at any time during the Accumulation Phase is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus the value of your investment in the Fixed Account Options.
ACCUMULATION UNITS
To determine the number of Accumulation Units of each Variable Sub-Account to allocate to your Contract, we divide (i) the amount of the purchase payment or transfer you have allocated to a Variable Sub-Account by (ii) the Accumulation Unit Value of that Variable Sub-Account next computed on the valuation date after we receive your payment or transfer. For example, if we receive a $10,000 purchase payment allocated to a Variable Sub-Account when the Accumulation Unit Value for the Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable Sub-Account to your Contract. Withdrawals and transfers from a Variable Sub-Account would, of course, reduce the number of Accumulation Units of that Sub-Account allocated to your Contract.
ACCUMULATION UNIT VALUE
As a general matter, the Accumulation Unit Value for each Variable Sub-Account will rise or fall to reflect:
•changes in the share price of the Portfolio in which the Variable Sub-Account invests, and
•the deduction of amounts reflecting the mortality and expense risk charge and administrative expense charge
We determine contract maintenance charges, withdrawal charges, and transfer fees (currently waived) separately for each Contract. They do not affect Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units.
We determine a separate Accumulation Unit Value for each Variable Sub-Account on each Valuation Date. We also determine a separate set of Accumulation Unit Values that reflect the cost of each optional benefit, or available combination thereof, offered under the Contract.
You should refer to the prospectuses for the Portfolios that accompany this prospectus for a description of how the assets of each Portfolio are valued, since that determination directly bears on the Accumulation Unit Value of the corresponding Variable Sub- Account and, therefore, your Contract Value.
CALCULATION OF ACCUMULATION UNIT VALUES
The value of Accumulation Units will change each Valuation Period according to the investment performance of the Portfolio shares purchased by each Variable Sub-Account and the deduction of certain expenses and charges. A "Valuation Period" is the period from the end of one Valuation Date and continues to the end of the next Valuation Date. A Valuation Date ends at the close of regular trading on the New York Stock Exchange (currently 3:00 p.m. Central Time).
The Accumulation Unit Value of a Variable Sub-Account for any Valuation Period equals the Accumulation Unit Value as of the immediately preceding Valuation Period, multiplied by the Net Investment Factor (described below) for that Sub-Account for the current Valuation Period.
NET INVESTMENT FACTOR
The Net Investment Factor for a Valuation Period is a number representing the change, since the last Valuation Period, in the value of Variable Sub-Account assets per Accumulation Unit due to investment income, realized or unrealized capital gain or loss, deductions for taxes, if any, and deductions for the mortality and expense risk charge and administrative expense charge. We determine the Net Investment Factor for each Variable Sub-Account for any Valuation Period by dividing (A) by (B) and subtracting (C) from the result, where:
(A) is the sum of:
(1) the net asset value per share of the Portfolio underlying the Variable Sub-Account determined at the end of the current Valuation Period; plus,
(2) the per share amount of any dividend or capital gain distributions made by the Portfolio underlying the Variable Sub-Account during the current Valuation Period;
(B) is the net asset value per share of the Portfolio underlying the Variable Sub-Account determined as of the end of the immediately preceding Valuation Period; and
(C) is the mortality and expense risk charge and administrative expense charge corresponding to the portion of the 365 day year (366 days for a leap year) that is in the current Valuation Period.

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Investment Alternatives: The Variable Sub-Accounts
You may allocate your purchase payments to various Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. Information regarding each Portfolio Company, including its name, its type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives, its investment adviser and any sub-investment adviser, current expenses, and performance is available in Appendix A.
Each Portfolio Company has issued a prospectus that contains more detailed information about the Portfolio Company. For more complete information about each Portfolio, including the investment objective(s), expenses and risks associated with the Portfolio, please refer to the prospectus for the Portfolios. The Variable Sub-Accounts that you select are your choice - we do not provide investment advice, nor do we recommend any particular Variable Sub-Account. Please consult with a qualified investment professional if you wish to obtain investment advice. You should carefully consider the investment objectives, risks, charges and expenses of the underlying Portfolios when making an allocation to the Variable Sub-Accounts. To obtain any or all of the underlying Portfolio prospectuses, please contact us at 1-800-457-7617 or visit us online at www.annuityregulatorydocuments.com.
Dividends and Capital Gain Distributions. We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value.
Following the detection of excessive short-term trading activity and in response to requests from the fund investment advisors, Allstate currently limits new premium allocations and transfers into all Sub-Accounts other than the Money Market Sub-Account to a maximum of $50,000 per day. If we receive a transfer request that exceeds the limitation, we will be unable to process the request and will promptly contact you and request that you submit a transfer request that complies with the Sub-Account limitation. If you wish to transfer more than $50,000 into a Sub-Account, you may submit a single request that Allstate transfer $50,000 per day into that Sub-Account until the total desired amount has been transferred.
For example, if you wish to transfer $500,000 into a Sub-Account, you may submit a single request that Allstate transfer $50,000 per day for 10 business days until the full $500,000 has been transferred.
If, as of the effective date of the Sub-Account restriction, you were enrolled in one of our special services automatic transaction programs, such as automatic additions, portfolio rebalancing or dollar cost averaging, we will continue to effect automatic transactions to the Sub-Accounts without regard to the $50,000 limitation. Shares may be redeemed at any time.
Amounts you allocate to Variable Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which those Variable Sub-Accounts invest. You bear the investment risk that the Portfolios might not meet their investment objectives. Shares of the Portfolios are not deposits, or obligations of, or guaranteed or endorsed by any bank and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

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Investment Alternatives: The Fixed Options

You may allocate all or a portion of your purchase payments to the Fixed Account Options. We currently offer the Standard Fixed Account Option. We also currently offer the 6 and 12 month Dollar Cost Averaging Fixed Account Options described below. However, the Basic Dollar Cost Averaging Fixed Account Option is currently not available. Please consult with your Morgan Stanley Financial Advisor for current information.
The Fixed Account supports our insurance and annuity obligations. The Fixed Account consists of our general assets other than those in segregated asset accounts. The Fixed Account is part of the Company's general account. Insurance and annuity obligations and the guaranteed benefits under the Contracts are supported by the Company's general account and are subject to the Company's claims paying ability. Therefore, contract owners should look to the financial strength of the company for its claims paying ability.
We have sole discretion to invest the assets in the Fixed Accounts subject to applicable law. Any money you allocate to a Fixed Account Option does not entitle you to share in the investment experience of the Fixed Account.
DOLLAR COST AVERAGING FIXED ACCOUNT OPTIONS
Basic Dollar Cost Averaging Fixed Account Option. The Basic Dollar Cost Averaging Fixed Account Option is closed to new purchase payments, including automatic additions. In the future, we may offer the Basic Dollar Cost Averaging Fixed Account Option. Under this option, you may establish a Dollar Cost Averaging Program, as described in the “Transfers” section of this prospectus, by allocating purchase payments to the Basic Dollar Cost Averaging Fixed Account Option. Purchase payments that you allocate to the Basic Dollar Cost Averaging Fixed Account Option will earn interest for a 1 year period at the current rate in effect at the time of allocation. We will credit interest daily at a rate that will compound over the year to the annual interest rate we guaranteed at the time of allocation. Rates may be different than those available for the Guarantee Periods described below. After the one year period, we will declare a renewal rate which we guarantee for a full year. Subsequent renewal dates will be every twelve months for each purchase payment. Renewal rates will not be less than the minimum guaranteed rate found in the Contract, which is 3.00%.
You may not transfer funds from other investment alternatives to the Basic Dollar Cost Averaging Fixed Account Option.
6 and 12 Month Dollar Cost Averaging Fixed Account Options.    Under these options, you may establish a Dollar Cost Averaging Program by allocating purchase payments to the Fixed Account either for 6 months (the “6 Month Dollar Cost Averaging Fixed Account Option”) or for 12 months (the “12 Month Dollar Cost Averaging Fixed Account Option”). Your purchase payments will earn interest for the period you select at the current rates in effect at the time of allocation. Rates may differ from those available for the Guarantee Periods described below. However, the crediting rates for the 6 and 12 Month Dollar Cost Averaging Fixed Account Options will never be less than the minimum guaranteed rate stated in the Contract.
You must transfer all of your money out of the 6 or 12 Month Dollar Cost Averaging Fixed Account Options to the Variable Sub-Accounts in equal monthly installments. If we do not receive an allocation from you within one month of the date of payment, the payment plus associated interest will be transferred to the Money Market Variable Sub-Account in substantially equal monthly installments using the longest transfer period being offered at the time the purchase payment is made. If you discontinue a 6 or 12 Month Dollar Cost Averaging Fixed Account Option prior to last scheduled transfer, we will transfer any remaining money immediately to the Money Market Variable Sub-Account, unless you request a different Variable Sub-Account.
At the end of the transfer period, any residual amount in the Six-Month Dollar Cost Averaging Fixed Account or the Twelve-Month Dollar Cost Averaging Fixed Account will be automatically transferred to the Money Market Variable Sub-Account. For each purchase payment, the first transfer from the 6 or 12 Month Dollar Cost Averaging Fixed Account will begin within 30 days after the date we receive the payment. If we do not receive an allocation instruction from you within 30 days of when we receive payment, the purchase payment plus associated interest will be transferred to the Money Market Variable Sub-Account in equal monthly installments within the selected transfer period until we receive a different allocation instruction.
You may not transfer funds from other investment alternatives to the 6 or 12 Month Dollar Cost Averaging Fixed Account Options.
Transfers out of the Dollar Cost Averaging Fixed Account Options do not count towards the 12 transfers you can make without paying a transfer fee.
We may declare more than one interest rate for different monies based upon the date of allocation to the Dollar Cost Averaging Fixed Account Options.
See Appendix D for numerical examples that illustrate how the Dollar Cost Averaging Programs work.
STANDARD FIXED ACCOUNT OPTION
You may allocate purchase payments or transfers to one or more Guarantee Periods of the Standard Fixed Account Option. Each payment or transfer allocated to a Guarantee Period earns interest at a specified rate that we guarantee for a period of years. Since
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interest is credited daily, any withdrawals that occur prior to the end of your Guarantee Period will reduce the amount of interest received. We currently offer a 6 year Guarantee Period. We offer additional Guarantee Periods at our sole discretion.
Interest Rates.    We will tell you what interest rates and Guarantee Periods we are offering at a particular time. We will not change the interest rate that we credit to a particular allocation until the end of the relevant Guarantee Period. We may declare different interest rates for Guarantee Periods of the same length that begin at different times.
We have no specific formula for determining the rate of interest that we will declare initially or in the future. We will set those interest rates based on investment returns available at the time of the determination. In addition, we may consider various other factors in determining interest rates including regulatory and tax requirements, our sales commission and administrative expenses, general economic trends, and competitive factors. We determine the interest rates to be declared in our sole discretion. We can neither predict nor guarantee what those rates will be in the future . For availability and current interest rate information, please contact your financial advisor or Allstate Life at 1-800-457-7617. The interest rate will never be less than the minimum guaranteed rate stated in the Contract, which is 3.00%.
After the Guarantee Period, we will declare a renewal rate. Subsequent renewal dates will be on anniversaries of the first renewal date. On or about each renewal date, we will notify the owner of the interest rate(s) for the Contract Year then starting.
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Investment Alternatives: Transfers
TRANSFERS DURING THE ACCUMULATION PHASE
During the Accumulation Phase, you may transfer the Contract Value among the investment alternatives. You may not transfer Contract Value into any of the Dollar Cost Averaging Fixed Account Options. You may request transfers in writing on a form that we provide or by telephone according to the procedure described below. The minimum amount that you may transfer is $100 or the total amount in the investment alternative, whichever is less. Transfers to any Guarantee Period of the Standard Fixed Account Option must be at least $500. We currently do not assess, but reserve the right to assess, a $25 charge on each transfer in excess of 12 per Contract Year. We will notify you at least 30 days before we begin imposing the transfer charge. We treat transfers to or from more than one Portfolio on the same day as one transfer.
We limit the amount you may transfer from the Standard Fixed Account Option to the Variable Account or between Guarantee Periods of the Standard Fixed Account Option in any Contract Year to the greater of:
1. 25% of the aggregate value in the Standard Fixed Account Option as of the most recent Contract Anniversary (if the amount is less than $1,000, then up to $1,000 may be transferred); or
2. 25% of the sum of all purchase payments and transfers allocated to the Standard Fixed Account Option as of the most recent Contract Anniversary.
These restrictions do not apply to transfers pursuant to dollar cost averaging. If the first renewal interest rate is less than the rate that was in effect at the time money was allocated or transferred to the Standard Fixed Account Option, we will waive the transfer restriction for that money and the accumulated interest thereon during the 60-day period following the first renewal date.
We will process transfer requests that we receive before 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for that Date. We will process requests received after 3:00 p.m. on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer transfers from the Fixed Account Options for up to 6 months from the date we receive your request. If we decide to postpone transfers for 30 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date we receive the transfer request to the date we make the transfer.
MARKET TIMING & EXCESSIVE TRADING
The Contracts are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Variable Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance and adversely affect your Contract Value. Our policy is not to accept knowingly any money intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Contract if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Contract.
We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under “Trading Limitations.” Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.
While we seek to deter market timing and excessive trading in Variable Sub-Accounts, because our procedures involve the exercise of reasonable judgment, we may not identify or prevent some market timing or excessive trading. Moreover, imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it is detected. As a result, some investors may be able to engage in market timing and excessive trading, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.
TRADING LIMITATIONS
We reserve the right to limit transfers among the investment alternatives in any Contract year, require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery, or to refuse any transfer request, if:
•we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Contract Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Contract Owners; or
•we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.
In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:
•the total dollar amount being transferred, both in the aggregate and in the transfer request;
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•the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Variable Sub-Account in a short period of time can constitute market timing);
•whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Variable Sub-Account underlying Portfolios that we have identified as being susceptible to market timing activities (e.g., International, High Yield, and Small Cap Variable Sub-Accounts);
•whether the manager of the underlying Portfolio has indicated that the transfers interfere with Portfolio management or otherwise adversely impact the Portfolio; and
•the investment objectives and/or size of the Variable Sub-Account underlying Portfolio.
We seek to apply these trading limitations uniformly. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.
If we determine that a Contract Owner has engaged in market timing or excessive trading activity, we will require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. If we determine that a Contract Owner continues to engage in a pattern of market timing or excessive trading activity we will restrict that Contract Owner from making future additions or transfers into the impacted Variable Sub-Account(s) or will restrict that Contract Owner from making future additions or transfers into the class of Variable
Sub-Account(s) if the Variable Sub-Accounts(s) involved are vulnerable to arbitrage market timing trading activity (e.g., International, High Yield, and Small Cap Variable Sub-Accounts).
In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.
SHORT TERM TRADING FEES
The underlying Portfolios are authorized by SEC regulation to adopt and impose redemption fees if a Portfolio’s Board of Directors determines that such fees are necessary to minimize or eliminate short-term transfer activity that can reduce or dilute the value of outstanding shares issued by the Portfolio. The Portfolio will set the parameters relating to the redemption fee and such parameters may vary by Portfolio. If a Portfolio elects to adopt and charge redemption fees, these fees will be passed on to the Contract Owner(s) responsible for the short-term transfer activity generating the fee.
We will administer and collect redemption fees in connection with transfers between the Variable Sub-Accounts and forward these fees to the Portfolio. Please consult the Portfolio’s prospectus for more complete information regarding the fees and charges associated with each Portfolio.
TRANSFERS DURING THE PAYOUT PHASE
During the Payout Phase, you may make transfers among the Variable Sub-Accounts so as to change the relative weighting of the Variable Sub-Accounts on which your variable amount income payments will be based. In addition, you will have a limited ability to make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed amount income payments. You may not, however, convert any portion of your right to receive fixed amount income payments into variable amount income payments.
You may not make any transfers for the first 6 months after the Payout Start Date. Thereafter, you may make transfers among the Variable Sub-Accounts or make transfers from the Variable Sub-Accounts to increase fixed amount income payments. Your transfers must be at least 6 months apart.
TELEPHONE OR ELECTRONIC TRANSFERS
You may make transfers by telephone by calling 1-800- 457-7617 if you have on file a completed authorization form. The cut off time for telephone transfer requests is 3:00 p.m. Central Time. In the event that the New York Stock Exchange closes early, i.e., before 3:00 p.m. Central Time, or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange.
We may suspend, modify or terminate the telephone transfer privilege, as well as any other electronic or automated means we previously approved, at any time without notice.
We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.
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DOLLAR COST AVERAGING PROGRAM
Through our Dollar Cost Averaging Program, you may automatically transfer a set amount every month (or other intervals we may offer) during the Accumulation Phase from any Variable Sub-Account or the Dollar Cost Averaging Fixed Account Options to any Variable Sub-Account. Transfers made through dollar cost averaging must be $100 or more.
We will not charge a transfer fee for transfers made under this Program, nor will such transfers count against the 12 transfers you can make each Contract Year without paying a transfer fee.
The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this Program does not assure you of a greater profit from your purchases under the Program nor will it prevent or necessarily reduce losses in a declining market. Call or write us for information on how to enroll.
See Appendix D for numerical examples that illustrate how the Dollar Cost Averaging Program works.
AUTOMATIC PORTFOLIO REBALANCING PROGRAM
Once you have allocated your money among the Variable Sub-Accounts, the performance of each Sub-Account may cause a shift in the percentage you allocated to each Sub-Account. If you select our Automatic Portfolio Rebalancing Program, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations. We will not include money you allocate to the Fixed Account Options in the Automatic Portfolio Rebalancing Program.
We will rebalance your account each quarter (or other intervals that we may offer) according to your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your requests. We are not responsible for rebalancing that occurs prior to receipt of your request.
Example:
Assume that you want your initial purchase payment split among 2 Variable Sub-Accounts. You want 40% to be in the Fund A Variable Sub-Account and 60% to be in the Fund B Variable Sub-Account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Fund A Variable Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the Fund A Variable Sub-Account and use the money to buy more units in the Fund B Variable Sub-Account so that the percentage allocations would again be 40% and 60% respectively.
The Automatic Portfolio Rebalancing Program is available only during the Accumulation Phase. The transfers made under the Program do not count towards the 12 transfers you can make without paying a transfer fee, and are not subject to a transfer fee.
Portfolio rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.
See Appendix D for numerical examples that illustrate how the Automatic Portfolio Rebalancing Program works.
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Expenses

As a Contract owner, you will bear, directly or indirectly, the charges and expenses described below.
CONTRACT MAINTENANCE CHARGE
During the Accumulation Phase, on each Contract Anniversary, we will deduct a $35 contract maintenance charge from your Contract Value. The charge will be deducted from each Variable Sub-Account in the proportion that your investment in each bears to your Contract Value. We also will deduct a full contract maintenance charge if you withdraw your entire Contract Value. During the Payout Phase, we will deduct the charge proportionately from each variable income payment. We will waive the charge for the remaining time your contract is in force if the Contract Value is $40,000 or more on or after the Issue Date.
The charge is to compensate us for the cost of administering the Contracts and the Variable Account. Maintenance costs include expenses we incur in billing and collecting purchase payments; keeping records; processing death claims, cash withdrawals, and policy changes; proxy statements; calculating Accumulation Unit Values and income payments; and issuing reports to Contract owners and regulatory agencies. We cannot increase the charge.
MORTALITY AND EXPENSE RISK CHARGE
We deduct a mortality and expense risk charge daily at the following current annual rates (as a percentage of daily net assets):
1. 1.25% of the daily net assets you have invested in the Variable Sub-Accounts
2. 1.38% if you select the Performance Death Benefit Option,
3. 1.49% if you select the Death Benefit Combination Option,
4. 1.55% if you select the Income Benefit Combination Option 2
5. 1.68% if you select the Income and Performance Death Benefit Option (State of Washington only)
6. 1.75% if you select the Income and Death Benefit Combination Option 2
7. 1.40% if you select the Enhanced Earnings Death Benefit Plus Option if, on the Rider Application Date, the oldest Contract owner (or Annuitant if the Contract owner is a non-living person) is age 55 or younger
8. 1.50% if you select the Enhanced Earnings Death Benefit Plus Option if, on the Rider Application Date, the oldest Contract owner (or Annuitant if the Contract owner is a non-living person) is between the ages of 56 and 65.
9. 1.60% if you select the Enhanced Earnings Death Benefit Plus Option if, on the Rider Application Date, the oldest Contract owner (or Annuitant if the Contract owner is a non-living person) is between the ages of 66 and 75.
See the description of each Option for the availability of each.
The mortality and expense risk charge is included in the base contract expense as shown in the "Expense Table" section. The mortality and expense risk charge is for all the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will not be sufficient in the future to cover the cost of administering the Contract. If the charges under the Contract are not sufficient, then we will bear the loss. We charge an additional amount for the Performance Death Benefit Option, the Death Benefit Combination Option, the Income Benefit Combination Option 2, Income and Performance Death Benefit Option and the Income and Death Benefit Combination Option 2 to compensate us for the additional risk that we accept by providing these Options.
We guarantee the mortality and expense risk charge, and since current charges are at the maximum allowed by the Contract, we cannot increase it. We assess the mortality and expense risk charge during both the Accumulation Phase and the Payout Phase.
ADMINISTRATIVE EXPENSE CHARGE
We deduct an administrative expense charge daily at an annual rate of 0.10% of the daily net assets you have invested in the Variable Sub-Accounts. The administrative expense charge is included in the base contract expense charge as shown in the "Expense Table" section. We will not increase the administrative expense charge for the life of the Contract. We intend this charge to cover actual administrative expenses that exceed the revenues from the contract maintenance charge. There is no necessary relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributed to that Contract. We assess this charge each day during the Accumulation Phase and the Payout Phase.
TRANSFER FEE
We do not currently impose a fee upon transfers among the investment alternatives. However, we reserve the right to charge $25 per transfer after the 12th transfer in each Contract Year. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging or Automatic Portfolio Rebalancing Program.
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WITHDRAWAL CHARGE
We may assess a withdrawal charge of up to 6% of the purchase payment(s) you withdraw. This charge declines to 0% after the expiration of 6 years from the day we receive the purchase payment being withdrawn. If you make a withdrawal before the Payout Start Date, we will apply the withdrawal charge percentage in effect on the date of the withdrawal, or the withdrawal charge percentage in effect on the following day, whichever is lower. A schedule showing how the withdrawal charge declines over the 6-year period is shown in the “Expense Table” section of this prospectus. During each Contract Year, you can withdraw all remaining purchase payments beyond the withdrawal charge period or up to 15% of the aggregate amount of your purchase payments as of the beginning of the Contract Year, whichever is greater, without paying the charge. Unused portions of this Charge Free Withdrawal Amount are not carried forward to future Contract Years.
We will deduct withdrawal charges, if applicable, from the amount paid, unless you instruct otherwise. For purposes of the withdrawal charge, we will treat withdrawals as coming from the oldest purchase payments first and then from earnings. Therefore, additional purchase payments may reduce your ability to withdraw earnings without incurring a withdrawal charge. However, for federal income tax purposes, please note that withdrawals are considered to have come first from earnings, which means you pay taxes on the earnings portion of your withdrawal.
We do not apply a withdrawal charge in the following situations:
•on the Payout Start Date (a withdrawal charge may apply if you elect to receive income payments for a specified period of less than 120 months);
•the death of the Contract owner or Annuitant (unless the Contract is continued); and
•withdrawals taken to satisfy IRS minimum distribution rules for the Contract.
We use the amounts obtained from the withdrawal charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts. To the extent that the withdrawal charge does not cover all sales commissions and other promotional or distribution expenses, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.
Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax.
PREMIUM TAXES
Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for paying these taxes and will deduct them from your Contract Value. Some of these taxes are due when the Contract is issued, others are due when income payments begin or upon surrender.
Our current practice is not to charge anyone for these taxes until income payments begin or when a total withdrawal occurs including payment upon death. At our discretion, we may discontinue this practice and deduct premium taxes from the purchase payments. Premium taxes generally range from 0% to 3.5%, depending on the state.
At the Payout Start Date, if applicable, we deduct the charge for premium taxes from each investment alternative in the proportion that the Contract value in the investment alternative bears to the total Contract Value.
DEDUCTION FOR VARIABLE ACCOUNT INCOME TAXES
We may assess a charge against the Sub-accounts and the Fixed Rate Options equal to any taxes which may be imposed upon the Separate Account. We will pay company income taxes on the taxable corporate earnings created by this Separate Account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the Tax Charge you pay under the contract. We will periodically review the issue of charging for taxes, and we may charge for taxes in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the administration of the Contract, including any tax imposed with respect to the operation of the Separate Account or General Account. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the Separate Account annuity contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the Tax Charge you pay under the contract. We reserve the right to change these tax practices.
Our status under the Code is briefly described in the “Taxes” section.
PORTFOLIO EXPENSES
Each Portfolio deducts management fees and other expenses from its assets. Charges are deducted from and expenses paid out of the assets of the Portfolio Companies that are described in the prospectuses for those companies. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Variable Sub-Accounts. These fees and expenses are described in the accompanying prospectuses for the Portfolios. For a summary of Portfolio annual expenses, see the “Expense Table” section of this prospectus.
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See Appendix A a list of Portfolio Companies available under the Contract and their current expenses and performance information. M More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at www.annuityregulatorydocuments.com. You can also request this information at no cost by calling 1-800-457-7617 or by sending an email request to prudaawfnf@se2.com.
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Access to Your Money

You can withdraw some or all of your Contract Value at any time during the Accumulation Phase. Withdrawals also are available under limited circumstances on or after the Payout Start Date. See the “Income Payments” section of this prospectus.
You can withdraw money from the Variable Account and/or the Fixed Account Options. The amount payable upon withdrawal is the Contract Value (or portion thereof) next computed after we receive the request for a withdrawal at our headquarters, less any withdrawal charges, contract maintenance charges, income tax withholding, and any premium taxes. To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable charges and taxes. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances.
Withdrawals taken prior to annuitization (referred to in this prospectus as the Payout Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax.
You have the opportunity to name the investment alternative(s) from which you are taking the withdrawal. If none are named, then we will withdraw the amount proportionately from the investment alternatives according to the value of your investments therein. In general, you must withdraw at least $500 at a time. You may also withdraw a lesser amount if you are withdrawing your entire interest in a Variable Sub-Account.
The total amount paid at surrender may be more or less than the total purchase payments due to prior withdrawals, any deductions, and investment performance.
WRITTEN REQUESTS AND FORMS IN GOOD ORDER.
Written requests must include sufficient information and/or documentation, and be sufficiently clear, to enable us to complete your request without the need to exercise discretion on our part to carry it out. You may contact our Customer Service Center to learn what information we require for your particular request to be in “good order.” Additionally, we may require that you submit your request on our form. We reserve the right to determine whether any particular request is in good order, and to change or waive any good order requirements at any time.
POSTPONEMENT OF PAYMENTS
We may postpone the payment of any amounts due from the Variable Account under the Contract if:
1.The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;
2.An emergency exists as defined by the SEC; or
3.The SEC permits delay for your protection.
We may delay payments or transfers from the Fixed Account Options for up to 6 months or shorter period if required by law. If we delay payment or transfer for 30 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date we receive the withdrawal request to the date we make the payment or transfer.
SYSTEMATIC WITHDRAWAL PROGRAM
You may choose to receive systematic withdrawal payments on a monthly basis at any time prior to the Payout Start Date. The minimum amount of each systematic withdrawal is $100. We will deposit systematic withdrawal payments into the Contract owner’s bank account or Morgan Stanley Account. Please consult with your Morgan Stanley Financial Advisor for details.
Depending on fluctuations in the value of the Variable Sub-Accounts and the value of the Fixed Account Options, systematic withdrawals may reduce or even exhaust the Contract Value. We may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.
See Appendix D for numerical examples that illustrate how the Systematic Withdrawal Program works.
MINIMUM CONTRACT VALUE
If the amount you withdraw reduces your Contract Value to less than $500, we may treat it as a request to withdraw your entire Contract Value. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. Before terminating any Contract whose value has been reduced by withdrawals to less than $500, we would inform you in writing of our intention to terminate your Contract and give you at least 30 days in which to make an additional purchase payment to restore your Contract’s value to the contractual minimum of $500. If we terminate your Contract, we will distribute to you its Contract Value, less withdrawals and other charges and applicable taxes.
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Benefits Available Under the Contract
The following table summarizes information about the benefits under the contract.

Name of Benefit	Purpose	Standard or Optional	Maximum and Current Fee	Brief Description of Restrictions or Limitations
Automatic Additions Program	Allows you to make subsequent purchase payments by automatically transferring amounts from your bank account or your Morgan Stanley Active Assets™ Account	Standard	No Charge	Subsequent purchase payments must be at least $25
Automatic Rebalancing Program	Allows us to automatically rebalance your Contract Value to return to your desired percentage allocations	Standard	No Charge	Not available with Fixed Account Option; Only available during the Accumulation Phase.
Basic Dollar Cost Averaging Program	Allows you to systematically transfer a set amount each month from Variable Sub-Account or Fixed Account Options to other available Variable Sub-Accounts	Standard	No Charge	Transfers must be $100 or more; In certain states the Contract was available only as a group Contract.
Dollar Cost Averaging Fixed Account Options: Basic Dollar Cost Averaging Program	Allows you to earn interest for a 1-year period at the current rate in effect at the time of the allocation	Standard	No Charge	Transfers must be $100 or more; Must use purchase payments to fund; cannot transfer amounts from other Sub-Accounts.
Dollar Cost Averaging Fixed Account Options: 6 and 12 Month	Allows you to allocating purchase payments to the Fixed Account either for 6 months or for 12 months where your purchase payments will earn interest for the period you select at the current rates in effect at the time of allocation	Standard	No Charge
Not currently available;
Transfers must be $100 or more;
Must use purchase payments to fund; cannot transfer amounts from other Sub-Accounts.
You may only transfer Contract Value out of the Fixed Account to the Variable Sub-Accounts and you must do so in equal monthly installments.

Systematic Withdrawal Program	Allows you to receive monthly automatic withdrawals from your Contract	Standard	No Charge	Minimum amount of each systematic withdrawal is $100; Will reduce or even exhaust the Contract Value.
Income Benefit Combination Option 2	Combines the Income Benefit Combination with the Death Benefit Combination	Optional	0.30% (as a percentage of separate account assets)
Not currently available;
Maximum Rider issue age is 75;
You must elect a Payout Start Date that is on or after the 10th anniversary of the date we issued the rider for this Option and it must occur during the 30-day period following a Contract Anniversary;
The Income Plan you have selected must provide for payments guaranteed for either a single life or joint lives with a specified period;
Withdrawals that exceed limits specified by the terms of the benefit may affect the benefit's availability by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.

Standard Death Benefit	Provides a death benefit equal to the greater of the sum of all purchase payments (reduced by a proportional withdrawals), the Contract Value on the date we receive due proof of death, or the Contract Value on the most recent Death Benefit Anniversary.	Standard	No Charge	None.
Performance Death Benefit Option	Provides enhanced death benefit equal to your highest Contract Value on any Contract Anniversary	Optional	0.13% (as a percentage of separate account assets)
Maximum Rider issue age is 80;
We will not recalculate the benefit after you reach the age of 85;
Withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.

Death Benefit Combination	Provides a death benefit equal to the greater of the Enhanced Death Benefit or the Performance Death Benefit	Optional	0.24% (as a percentage of separate account assets)
Maximum Rider issue age is 80;
Withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.

Income and Performance Death Benefit Combination Option	Combines the features of the Income Benefit Combination with the features of the Performance Death Benefit Combination	Optional	0.43% (as a percentage of separate account assets)	Not currently available; Maximum Rider issue age is 75; This was available only in Washington.
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Income and Death Benefit Combination Option 2	Combines the features of the Income Benefit Combination with the features of the Performance Death Benefit Combination	Optional	0.50% (as a percentage of separate account assets)	Not currently available; Maximum Rider issue age is 75.
Enhanced Earnings Death Benefit Plus	Increases the death benefit by a set percentage of Premium or Earnings.	Optional	Issue Age 0-55 0.15% Issue Age 56-65 0.25% Issue Age 66-75 0.35% (as a percentage of separate account assets)	Maximum issue age is 75; The percentages applied to your Premiums and Earnings vary by Rider issue age of the oldest Owner or Annuitant.
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Income Payments

PAYOUT START DATE
The Payout Start Date is the day that we apply your Contract Value to an Income Plan. The Payout Start Date must be no later than:
•the Annuitant’s 99th Birthday, or
•the 10th Contract Anniversary, if later.
You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.
INCOME PLANS
An “Income Plan” is a series of scheduled payments to you or someone you designate. You may choose and change your choice of Income Plan until 30 days before the Payout Start Date. If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1 with guaranteed payments for 10 years unless changed by the Contract owner. After the Payout Start Date, you may not make withdrawals (except as described below) or change your choice of Income Plan.
Transfers. After the payout start date, no transfers may be made from the fixed account. Transfers between sub-accounts of the variable account, or from the variable account to the fixed account may not be made for six months subsequent to the payout start date. Transfers may be made once every six months thereafter. Transfers out of a sub-account of the variable account after the payout start date will cancel annuity units from that sub-account.
A portion of each payment will be considered taxable and the remaining portion will be a non-taxable return of your investment in the Contract, which is also called the “basis”. Once the investment in the Contract is depleted, all remaining payments will be fully taxable. If the Contract is tax-qualified, generally all payments will be fully taxable. Taxable payments taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.
Three Income Plans are available under the Contract. Each is available to provide:
•fixed income payments;
•variable income payments; or
•a combination of the two.
The three Income Plans are:
Income Plan 1 – Life Income With Payments Guaranteed for 120 Months.    Under this plan, we make monthly income payments for at least as long as the Annuitant lives. If the Annuitant dies before we have made all of the 120 months guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract.
Income Plan 2 –Joint and Survivor Life Income.     Under this plan, we make periodic income payments for as long as either the Annuitant or the joint Annuitant is alive. No income payments will be made after the death of both the Annuitant and the joint Annuitant.
Income Plan 3 – Guaranteed Payments For a Specified Period.    Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant’s life. A withdrawal charge may apply if the specified period is less than 10 years. We will deduct the mortality and expense risk charge from the assets of the Variable Account supporting this Income Plan even though we may not bear any mortality risk.
Some of the factors that may affect the amount of the income payments include: your age, your Contract Value, the Income Plan selected (including the frequency and duration of payments under the Income Plan selected), number of guaranteed payments (if any) selected, and whether you select variable or fixed income payments. As a general rule, more frequent income payments will result in smaller individual income payments. Likewise, income payments that are anticipated over a longer period of time will also result in smaller individual income phase payments.
We deduct applicable premium taxes from the contract value at the Payout Start Date. We may make other Income Plans available including ones that you and we agree upon. You may obtain information about them by writing or calling us.
If you choose Income Plan 1 or 2, or, if available, another Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant is still alive before we make each payment. Please note that under these Income Plans, if you elect to take no minimum guaranteed payments, it is possible that the payee could receive only 1 income payment if the Annuitant and any joint Annuitant both die before the second income payment, or only 2 income payments if they die before the third income payment, and so on.
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Generally, you may not make withdrawals after the Payout Start Date. One exception to this rule applies if you are receiving income payments that do not depend on the life of the Annuitant (such as under Income Plan 3). In that case you may terminate all or part of the Variable Account portion of the income payments at any time and receive a lump sum equal to the present value of the remaining variable payments associated with the amount withdrawn. To determine the present value of any remaining variable income payments being withdrawn, we use a discount rate equal to the assumed annual investment rate that we use to compute such variable income payments. The minimum amount you may withdraw under this feature is $1,000. A withdrawal charge may apply.
You may apply your Contract Value to an Income Plan. If you elected the Income Benefit Combination Option 2 or the Income and Death Benefit Combination Option 2 you may be able to apply an amount greater than your Contract Value to an Income Plan. You must apply at least the Contract Value in the Fixed Account Options on the Payout Start Date to fixed income payments. If you wish to apply any portion of your Fixed Account Options balance to provide variable income payments, you should plan ahead and transfer that amount to the Variable Sub-Accounts prior to the Payout Start Date. If you do not tell us how to allocate your Contract Value among fixed and variable income payments, we will apply your Contract Value in the Variable Account to variable income payments and your Contract Value in the Fixed Account Options to fixed income payments.
After the payout start date, no transfers may be made from the fixed account. Transfers between sub-accounts of the variable account, or from the variable account to the fixed account may not be made for six months subsequent to the payout start date. Transfers may be made once every six months thereafter. Transfers out of a sub-account of the variable account after the payout start date will cancel annuity units from that sub-account.
We will apply your Contract Value, less applicable taxes, to your Income Plan on the Payout Start Date. If the amount available to apply under an Income Plan is less than $2,000, or not enough to provide an initial payment of at least $20, and state law permits, we may:
•terminate the Contract and pay you the Contract Value, less any applicable taxes, in a lump sum instead of the periodic payments you have chosen, or
•we may reduce the frequency of your payments so that each payment will be at least $20.
VARIABLE INCOME PAYMENTS
The amount of your variable income payments depends upon the investment results of the Variable Sub-Accounts you select, the premium taxes you pay, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be affected by (a) actual mortality experience and (b) the amount of our administration expenses.
We cannot predict the total amount of your variable income payments. Your variable income payments may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Portfolios, and (b) the Annuitant could live longer or shorter than we expect based on the tables we use. The payments you receive may also be higher or lower depending on the frequency and duration of payments. For example, the shorter the duration of payments, the higher they will be; and the higher the frequency of payments, the lower they will be.
In calculating the amount of the periodic payments in the annuity tables in the Contract, we assumed an annual investment rate of 3%. If the actual net investment return of the Variable Sub-Accounts you choose is less than this assumed investment rate, then the dollar amount of your variable income payments will decrease. The dollar amount of your variable income payments will increase, however, if the actual net investment return exceeds the assumed investment rate. The dollar amount of the variable income payments stays level if the net investment return equals the assumed investment rate. Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments.
FIXED INCOME PAYMENTS
We guarantee income payment amounts derived from any Fixed Account Option for the duration of the Income Plan. We calculate the fixed income payments by:
1.deducting any applicable premium tax; and
2.applying the resulting amount to the greater of (a) the appropriate value from the income payment table in your Contract or (b) such other value as we are offering at that time.
We may defer making fixed income payments for a period of up to 6 months or such shorter time state law may require. If we defer payments for 30 days or more, we will pay interest as required by law from the date we receive the withdrawal request to the date we make payment.
INCOME BENEFIT COMBINATION OPTION 2
The Income Benefit Combination Option 2 can no longer be added to your Contract. The following describes the option for Contract Owners who have previously elected this option. This Option guarantees that the amount you apply to an Income Plan will not be less than the income base (“Income Base”) (which is the greater of Income Base A or Income Base B), described below. The mortality and expense risk charge for the Income Benefit Combination Option is an additional 0.30%.
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Eligibility.     To qualify for this benefit, you must meet the following conditions as of the Payout Start Date:
•You must elect a payout Start Date that is on or after the 10th anniversary of the date we issued the rider for this Option (the “Rider Date”);
•The Payout Start Date must occur during the 30 day period following a Contract Anniversary; and
•You must apply the Income Base to fixed income payments or variable income payments as we may permit from time to time. Currently, you must elect to receive fixed income payments, which will be calculated using the appropriate Guaranteed Income Payments Table provided in your Contract; and
•The Income Plan you have selected must provide for payments guaranteed for either a single life or joint lives with a specified period of at least:
1. 10 years, if the youngest Annuitant’s age is 80 or less on the date the amount is applied; or
2. 5 years, if the youngest Annuitant’s age is greater than 80 on the date the amount is applied.
If your current Contract Value is higher than the value calculated under Income Benefit Combination Option 2, you can apply the Contract Value to any Income Plan. Withdrawals that exceed limits specified by the terms of the benefit may affect the benefit's availability by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.
INCOME BASE
The Income Base is the greater of Income Base A or Income Base B.
The Income Base is used solely for the purpose of calculating the guaranteed income benefit under this Option (“guaranteed income benefit”) and does not provide a Contract Value or guarantee performance of any investment option.
Income Base A.    On the Rider Date, Income Base A is equal to the Contract Value. After the Rider Date, we recalculate Income Base A as follows on the Contract Anniversary and when a purchase payment or withdrawal is made. For purchase payments, Income Base A is equal to the most recently calculated Income Base A plus the purchase payment. For withdrawals, Income Base A is equal to the most recently calculated Income Base A reduced by a withdrawal adjustment (described below). On each Contract Anniversary, Income Base A is equal to the greater of the Contract Value or the most recently calculated Income Base A.
In the absence of any withdrawals or purchase payments, Income Base A will be the greatest of the Contract Value on the Rider Date and all Contract Anniversary Contract Values between the Rider Date and the Payout Start Date.
We will recalculate Income Base A as described above until the first Contract Anniversary after the 85th birthday of the oldest Contract owner or Annuitant (if the Contract owner is not a living person). After age 85, we will only recalculate Income Base A to reflect additional purchase payments and withdrawals.
Income Base B.    On the Rider Date, Income Base B is equal to the Contract Value. After the Rider Date, Income Base B plus any subsequent purchase payments and less a withdrawal adjustment (described below) for any subsequent withdrawals will accumulate daily at a rate equivalent to 5% per year until the first Contract Anniversary after the 85th birthday of the oldest Contract owner or Annuitant (if the Contract owner is not a living person).
Withdrawal Adjustment.    The withdrawal adjustment is equal to (1) divided by (2), with the result multiplied by (3) where:
1)= the withdrawal amount
2)= the Contract Value immediately prior to the withdrawal, and
3)= the most recently calculated Income Base
The withdrawal adjustment may be more than the actual amount withdrawn if the Contract Value is less than the Income Base.
Guaranteed Income Benefit. The guaranteed income benefit amount is determined by applying the Income Base less any applicable taxes to the guaranteed rates for the Income Plan you elect. The Income Plan you elect must satisfy the conditions described above.
As described above, you may currently apply the Income Base only to receive period certain fixed income payments. If, however, you apply the Contract Value and not the Income Base to an Income Plan, then you may select fixed and/or variable income payments under any Income Plan we offer at that time. If you expect to apply your Contract Value to variable and/or fixed income payment options, or you expect to apply your Contract Value to current annuity payment rates then in effect, electing the Income Benefit Combination Option 2 may not be appropriate.
See Appendix C for numerical examples that illustrate how the Income Benefit Combination Option 2 is calculated.
CERTAIN EMPLOYEE BENEFIT PLANS
The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age, except in states that require unisex tables. We reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by law. In certain employment- related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan and we do not offer unisex annuity tables in your state, you should consult with legal counsel as to whether the purchase of a Contract is appropriate.
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Death Benefits

We will pay a death benefit if, prior to the Payout Start Date, any Contract owner (or Annuitant, if the Contract owner is a non-living individual) dies.
We will pay the death benefit to the new Contract owner (“New Owner”) who is determined immediately after the death. The new Contract owner would be the surviving Contract owner(s) or, if none, the Beneficiary(ies).
A request for payment of the death benefit must include “Due Proof of Death.” We will accept the following documentation as Due Proof of Death:
•a certified copy of a death certificate,
•a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or
•any other proof acceptable to us.
DEATH BENEFIT AMOUNT
Prior to the Payout Start Date, if we receive a complete request for payment of the death benefit within 180 days of the date of death, the death benefit is equal to the greatest of:
1.the Contract Value on the date we receive Due Proof of Death, or
2.the sum of all purchase payments made less any withdrawals, and less any amounts deducted in connection with partial withdrawals (including any withdrawal charges or applicable premium taxes), or
3.the Contract Value on the most recent Death Benefit Anniversary prior to the date we determine the death benefit, plus any purchase payments and less any withdrawals, and less any amounts deducted in connection with any partial withdrawals since that Death Benefit Anniversary.
If we do not receive a complete request for payment of the death benefit within 180 days of the date of death, the death benefit is equal to the Contract Value as of the date we determine the death benefit. We reserve the right to waive the 180 day limit on a non-discriminatory basis.
A “Death Benefit Anniversary” is every 6th Contract Anniversary beginning with the 6th Contract Anniversary. For example, the 6th, 12th and 18th Contract Anniversaries are the first three Death Benefit Anniversaries.
We will determine the value of the death benefit as of the end of the Valuation Date on which we receive a complete request for payment of the death benefit. If we receive a request after 3:00 p.m. Central Time on a Valuation Date, we will process the request as of the end of the following Valuation Date.
Where there are multiple beneficiaries, we will value the death benefit at the time the first beneficiary submits a complete request for payment of the death benefit. Any death benefit amounts attributable to any beneficiary which remain in the Variable Sub-Accounts are subject to investment risk.
DEATH BENEFIT OPTIONS
The Performance Death Benefit Option and Death Benefit Combination Option are optional benefits that you may elect. Please note, once you have selected an optional income or death benefit (each an “option”), your ability to select a different option may be limited. The Income and Death Benefit Combination Option 2 can no longer be added to your Contract. Please consult with your financial advisor concerning any such limitations before selecting any option. We may discontinue offering these options at any time.
If the Contract owner is a living person, these death benefit options apply only on the death of the Contract owner. If the Contract owner is not a living person, these options apply only on the death of the Annuitant. For Contracts with a death benefit option, the death benefit will be the greater of (1) through (3) above, or (4) the death benefit option you selected. If we do not receive a complete request for settlement of the death benefit within 180 days of the date of death, the death benefit option will not apply and the death benefit will be equal to the Contract Value as of the date we determine the death benefit. The death benefit options may not be available in all states.
Performance Death Benefit Option.    The Performance Death Benefit on the date we issue the rider for this option (“Rider Date”) is equal to the Contract Value. On each Contract Anniversary, we will recalculate your Performance Death Benefit to equal the greater of your Contract Value on that date, or the most recently calculated Performance Death Benefit.
We also will recalculate your Performance Death Benefit whenever you make an additional purchase payment or a partial withdrawal (including any applicable withdrawal charges or premium taxes). Additional purchase payments will increase the Performance Death Benefit dollar-for-dollar. Withdrawals will reduce the Performance Death Benefit by an amount equal to: (i) the Performance Death Benefit immediately before the withdrawal, multiplied by (ii) the ratio of the withdrawal amount to the Contract Value just before the withdrawal.
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In the absence of any withdrawals or purchase payments, the Performance Death Benefit will be the greatest of the Contract Value on the Rider Date and all Contract Anniversary Contract Values on or before the date we calculate the death benefit.
We will recalculate the Performance Death Benefit as described above until the oldest Contract owner (the Annuitant, if the owner is not a living person), attains age 85. After age 85, we will recalculate the Performance Death Benefit only to reflect additional purchase payments and withdrawals.
If you select the Performance Death Benefit Option, the highest age of any Contract owner and Annuitant as of the date we receive the written request to add the rider cannot exceed age 80. The mortality and expense risk charge for the Performance Death Benefit Option is an additional 0.13%. See Appendix C for numerical examples that illustrate how the Performance Death Benefit Option is calculated .
Death Benefit Combination Option.    If you select the Death Benefit Combination Option, the death benefit payable will be the greater of the death benefits provided by Death Benefit A or Death Benefit B. Death Benefit B is the Performance Death Benefit Option described above. Death Benefit A is only available through the Death Benefit Combination options. We sometimes refer to the Death Benefit Combination Option as the “Best of the Best” death benefit option. See Appendix C for numerical examples that illustrate how the Death Benefit Combination Option is calculated.
Death Benefit A.    Death Benefit A on the date we issue the rider for this option (“Rider Date”) is equal to the Contract Value. On the first Contract Anniversary after the Rider Date, Death Benefit A is equal to the Contract Value on the Rider Date plus interest which will accumulate at an annual rate of 5% per year for the portion of the year since the Rider Date. On each subsequent Contract Anniversary, we will multiply Death Benefit A as of the prior Contract Anniversary by 1.05. This results in an increase of 5% annually.
We will recalculate Death Benefit A as described above, but not beyond the Contract Anniversary preceding the oldest Contract owner’s (the Annuitant, if the owner is not a living person), 85th birthday. For all ages, we will recalculate Death Benefit A on each Contract Anniversary, or upon receipt of a death claim, as follows:
•We will reduce the Death Benefit A by a withdrawal adjustment equal to: (i) the Death Benefit A, immediately before the withdrawal, multiplied by (ii) the ratio of the withdrawal amount to the Contract Value just before the withdrawal for any withdrawals since the prior Contract Anniversary; and
•We will increase Death Benefit A by any additional purchase payments since the prior Contract Anniversary.
If you select the Death Benefit Combination Option, the highest age of any Contract owner and Annuitant as of the date we receive the written request to add the rider cannot exceed age 80. The mortality and expense risk charge for the Death Benefit Combination Option is an additional 0.24%.
Income and Death Benefit Combination Option 2.     The Income and Death Benefit Combination Option 2 can no longer be added to your Contract. The following describes the option for Contract owners who have previously elected this option.
The Income and Death Benefit Combination Option 2 combines the features of the Income Benefit Combination Option (described in the “Income Payments” section of this prospectus) with the features of the Death Benefit Combination Option (described above) both calculated until the first Contract Anniversary after the 85th birthday of the oldest Contract Owner, or Annuitant, if the Contract Owner is a non-living person, for purchase payments, withdrawals, and Contract Anniversaries. After which, both are calculated for purchase payments and withdrawal only.
In calculating the benefits payable for all ages, the withdrawal adjustment is equal to: (i) the Death Benefit A, Death Benefit B, or Income Base, as applicable immediately before the withdrawal, multiplied by (ii) the ratio of the withdrawal amount to the Contract Value just before the withdrawal.
If you selected the Income and Death Benefit Combination Option 2, the highest age of any Contract Owner and Annuitant as of the date we receive the completed application, or the date we receive the written request to add the rider, whichever is later, cannot exceed age 75. The mortality and expense risk charge for the Income and Death Benefit Combination Option 2 is an additional 0.50%.
In the state of Washington only, we offered the Income and Performance Death Benefit Combination Option which combines the features of the Income Benefit Combination Option 2 with the features of the Performance Death Benefit Option. This option can no longer be added to your Contract. The mortality and expense risk charge for the Income and Performance Death Benefit Combination Option is an additional 0.43%. See Appendix C for numerical examples that illustrate how the Income and Death Benefit Combination Option is calculated.
Enhanced Earnings Death Benefit Plus Option    You may elect the Enhanced Earnings Death Benefit Plus Option alone or together with any other death and/or income benefit option offered under the Contract. If the oldest Contract owner (or Annuitant if the Contract owner is a non-living person) is age 75 or younger as of the Rider Application Date, you may elect the Enhanced Earnings Death Benefit Plus Option. The Enhanced Earnings Death Benefit Plus Option may not be available in all states. We may discontinue offering this option at any time. The Enhanced Earnings Death Benefit Plus Option and the charge for this option will terminate upon the change of Contract owner (or Annuitant if the Contract owner is a non-living person) for reasons other than death. Under the
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Enhanced Earnings Death Benefit Plus Option, if the oldest Contract owner (or Annuitant if the Contract owner is a non-living person) is age 55 or younger on the Rider Application Date, the death benefit is increased by
•the lesser of 100% of In-Force Premium, excluding purchase payments made after the Rider Date and in the twelve month period immediately preceding the date of death of the Contract owner (or Annuitant if the Contract owner is a non-living person) or 50% of In-Force Earnings.
If the oldest Contract owner (or the Annuitant if the Contract owner is a non-living person) is between the ages of 56 and 65 on the date we receive the written request to add this option, the death benefit is increased by:
•the lesser of 80% of In-Force Premium, excluding purchase payments made after the Rider Date and in the twelve month period immediately preceding the date of death of the Contract owner (or Annuitant if the Contract owner is a non-living person) or 40% of In-Force Earnings.
If the oldest Contract owner (or the Annuitant if the Contract owner is a non-living person) is between the ages of 66 and 75 on the date we receive the completed application or the date we receive the written request to add this option, whichever is later, the death benefit is increased by:
•the lesser of 50% of In-Force Premium, excluding purchase payments made after the Rider Date and in the twelve month period immediately preceding the date of death of the Contract owner (or Annuitant if the Contract owner is a non-living person) or 25% of In-Force Earnings.
For purpose of calculating the Enhanced Earnings Death Benefit Plus, the following definitions apply:
In-Force Premium equals the Contract Value on the date the Enhanced Earnings Death Benefit Plus Option is made part of your Contract (“Rider Date”) plus all purchase payments made after the Rider Date less the sum of all Excess-of-Earnings Withdrawals after the Rider Date. If the Rider Date is the same as the Issue Date, then the Contract Value on the Rider Date is equal to your initial purchase payment.
In-Force Earnings equal the Contract Value minus the In-Force Premium. The In-Force Earnings amount will never be less than zero.
An Excess-of-Earnings Withdrawal is the amount of a withdrawal in excess of the In-Force Earnings in the Contract immediately prior to the withdrawal.
We will calculate the Enhanced Earnings Death Benefit Option as of the date we receive Due Proof of Death. We will pay the Enhanced Earnings Death Benefit Plus with the death benefit as described under “Death Benefit Payments” below.
The value of the Enhanced Earnings Death Benefit Plus largely depends on the amount of earnings that accumulate under your Contract. If you expect to withdraw the earnings from your Contract Value, electing the Enhanced Earnings Death Benefit Plus Option may not be appropriate. For purposes of calculating the Enhanced Earnings Death Benefit Plus, earnings are considered to be withdrawn first before purchase payments. Your Financial Advisor can help you decide if the Enhanced Earnings Death Benefit Plus Option is right for you.
The mortality and expense risk charge for the Enhanced Earnings Death Benefit Plus Option is 0.35% for the Option, assuming the age of the oldest Owner (or Annuitant if the Contract owner is a non-living person) is between 66 and 75 on the Rider Application Date. If the age of the oldest Owner (or Annuitant if the Contract owner is a non-living person) is between 56 and 65 on the Rider Application Date, the charge for the Option is 0.25%. If the age of the oldest Owner (or Annuitant if the Contract owner is a non-living person) is 55 or younger on the Rider Application Date, the charge for the Option is 0.15%.
For examples of how the death benefit is calculated under the Enhanced Earnings Death Benefit Plus Option, see Appendix B.
DEATH BENEFIT PAYMENTS
If the sole New Owner is your spouse, the New Owner may:
1.elect to receive the death benefit in a lump sum, or
2.elect to apply the death benefit to an Income Plan. Payments from the Income Plan must begin within one year of the date of death and must be payable throughout:
•the life of the New Owner;
•for a guaranteed number of payments from 5 to 50 years, but not to exceed the life expectancy of the New Owner; or
•over the life of the New Owner with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the New Owner.
Note that if you elected to receive required minimum distributions under a Minimum Distribution Option, the program will be discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the Contract.
If your spouse does not elect one of the options above, the Contract will continue in the Accumulation Phase as if the death had not occurred. If the Contract is continued in the Accumulation Phase, the following restrictions apply:
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On the date the Contract is continued, the Contract Value will equal the amount of the death benefit as determined as of the Valuation Date on which we receive the complete request for settlement of the death benefit (the next Valuation Date, if we receive the complete request for settlement of the death benefit after 3:00 p.m. Central Time). Unless otherwise instructed by the continuing spouse, the excess, if any, of the death benefit over the Contract Value will be allocated to the Sub-Accounts of the Variable Account. This excess will be allocated in proportion to your Contract Value in those Sub- Accounts as of the end of the Valuation Date during which we receive the complete request for settlement of the death benefit except that any portion of this excess attributable to the Fixed Account Options will be allocated to the Money Market Variable Sub-Account. Within 30 days of the date the Contract is continued, your surviving spouse may choose one of the following transfer alternatives without incurring a transfer fee:
(i)transfer all or a portion of the excess among the Variable Sub-Accounts;
(ii)transfer all or a portion of the excess into the Standard Fixed Account and begin a new Guarantee Period; or
(iii)transfer all or a portion of the excess into a combination of Variable Sub-Accounts and the Standard Fixed Account.
Any such transfer does not count as one of the free transfers allowed each Contract Year and is subject to any minimum allocation amount specified in your Contract.
The surviving spouse may make a single withdrawal of any amount within one year of the date of your death without incurring a withdrawal charge.
If you elected the Enhanced Earnings Death Benefit Plus Option, and your spouse continues the Contract as described above, the Enhanced Earnings Death Benefit Plus Option and the daily charge for this Option will terminate if your spouse is over age 75 on the date the Contract is continued, or if your spouse elects to terminate the Option.
If the Enhanced Earnings Death Benefit Plus Option is not terminated, on the date the Contract is continued, the Rider Date for this Option will be reset to the date the Contract is continued (“new Rider Date”). The age of the oldest Contract owner on the new Rider Date will be used to determine Enhanced Earnings Death Benefit Plus after the new Rider Date. Also, the age of the oldest Contract owner on the new Rider Date will be used to determine the mortality and expense risk charge for the Option after the new Rider Date. Only one spousal continuation is allowed under this Contract.
If the New Owner is a living person, and not your spouse, or if there are multiple living person New Owners, the New Owner may:
1.elect to receive the death benefit in a lump sum, or
2.elect to apply the death benefit to an Income Plan. Payments from the Income Plan must begin within one year of the date of death and must be payable throughout:
•the life of the New Owner;
•for a guaranteed number of payments from 5 to 50 years, but not to exceed the life expectancy of the New Owner; or
•over the life of the New Owner with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the New Owner.
If the New Owner does not elect one of the options above, then the New Owner must receive the Contract Value payable within 5 years of your date of death. The Contract Value will equal the amount of the death benefit as determined as of the Valuation Date on which we received the complete request for settlement of the death benefit (the next Valuation Date, if we receive the complete request for settlement of the death benefit after 3:00 p.m. Central Time). Unless otherwise instructed by the New Owner, the excess, if any, of the death benefit over the Contract Value will be allocated to the Money Market Variable Sub-Account. The New Owner may exercise all rights as set forth in the Transfers section during this 5 year period.
No additional purchase payments may be added to the Contract under this election. Withdrawal Charges will be waived for any withdrawals made during this 5 year period.
If the New Owner dies prior to the receiving all of the Contract Value, then the New Owner’s named beneficiary(ies) will receive the remaining Contract Value. This amount must be received as a lump sum within 5 years of the date of the original Owner’s death. If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.
We reserve the right to offer additional options upon the death of Owner.
If the New Owner is a corporation, trust, or other non- living person:
(a)The New Owner may elect to receive the death benefit in a lump sum; or
(b)If the New Owner does not elect the option above, then the New Owner must receive the Contract Value payable within 5 years of your date of death. The Contract Value will equal the amount of the death benefit as determined as of the end of the Valuation Date on which we receive the complete request for settlement of the death benefit (the next Valuation Date, if we receive the request after 3:00 p.m. Central Time). Unless otherwise instructed by the New Owner, the excess, if any, of the death benefit over the Contract Value will be allocated to the Money Market Variable Sub-Account. The New Owner may exercise all rights as set forth in the Transfers provision during this 5 year period.
No additional purchase payments may be added to the Contract under this election. Withdrawal Charges will be waived during this 5 year period.
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We reserve the right to offer additional options upon the death of Owner.
If any New Owner is a non-living person, all New Owners will be considered to be non-living persons for the above purposes.
Under any of these options, all ownership rights, subject to any restrictions previously placed upon the Beneficiary, are available to the New Owner from the date of your death to the date on which the death proceeds are paid.
Alternative Death Benefit Payment Options - Contracts Held by Tax-Favored Plans
The Code provides for alternative death benefit payment options when a contract is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated beneficiary may generally elect to continue the contract and receive Required Minimum Distributions under the contract, instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the beneficiary is your surviving spouse.
For deaths occurring after 2019, H.R. 1865, the Further Consolidated Appropriations Act of 2020 (which includes the "Setting Every Community Up for Retirement Enhancement" Act (SECURE Act)), impacts defined contribution plans and IRA balances death benefits paid starting in 2020. if you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, the new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
•If you die after a designated Beneficiary has been named, the death benefit must be fully distributed by December 31st of the year including the ten year anniversary of the date of death (the “Qualified Ten-Year Deadline”) with the exception of “eligible designated beneficiaries.” ”Eligible designated beneficiaries” may elect periodic payments not extending beyond the life expectancy of the eligible designated Beneficiary (provided such payments begin by December 31st of the year following the year of death). Eligible designated beneficiaries generally include any designated beneficiary who is your surviving spouse, your child who has not reached majority, disabled and chronically ill beneficiaries (as specified by the Code) and any beneficiary who is not more than 10 years younger than you. In the case of a child who has not attained the age of majority, the Qualified Ten Year Deadline would apply as of the date the child attains the age of majority. The determination of whether a designated beneficiary is an eligible designated beneficiary shall be made as of the date of your death.
•If the eligible designated Beneficiary does not begin installments by December 31st of the year following the year of death, then we require that the Beneficiary take the Death Benefit by the Qualified Ten-Year Deadline. However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death, or December 31st of the year in which you would have reached age 72, whichever is later. Additionally, if the Death Benefit is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the Owner.
•If you die before a designated Beneficiary is named, and your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed as follows:
◦If death occurs before the date Minimum Distributions must begin under the Code, the Death Benefit can be paid out in either a lump sum, by December 31st of the year that includes five year anniversary of the date of death,
◦If death occurs after the date Minimum Distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect.
◦Where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.
For more information, see “Taxes.” You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.
DEATH OF ANNUITANT
If the Annuitant who is not also the Contract owner dies prior to the Payout Start Date and the Contract owner is a living person, then the Contract will continue with a new Annuitant as designated by the Contract owner.
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If the Annuitant who is not also the Contract owner dies prior to the Payout Start Date and the Contract owner is a non-living person, the following apply:
(a)The Contract owner may elect to receive the death benefit in a lump sum; or
(b)If the Contract owner does not elect the above option, then the Contract owner must receive the Contract Value payable within 5 years of the Annuitant’s date of death. On the date we receive the complete request for settlement of the death benefit, the Contract Value under this option will be the death benefit. Unless otherwise instructed by the Contract owner, the excess, if any, of the death benefit over the Contract Value will be allocated to the Money Market Variable Sub-Account. The Contract owner may then exercise all rights as set forth in the Transfers section during this 5 year period.
No additional purchase payments may be added to the Contract under this election. Withdrawal Charges will be waived during this 5 year period.
We reserve the right to offer additional options upon Death of Annuitant.
The Contract owner has 60 days from the date the Company receives Due Proof of Death to select an Income Plan without incurring a tax on the entire gain in the Contract. If the Contract owner elects to continue the Contract, they will be taxed on the entire gain in the Contract computed on the date of continuance. We are required to report such gain to the IRS as income to the Contract owner. An additional 10% federal tax penalty may apply if the Contract owner is under age 59 1/2. Any amount included in the Contract owner’s gross income as a result of a Contract continuance will increase the investment in the Contract for future distributions.
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More Information

ALLSTATE
Allstate Life is the issuer of the Contract. Allstate Life was organized in 1957 as a stock life insurance company under the laws of the State of Illinois.
Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company organized under the laws of the State of Illinois. All of the capital stock issued and outstanding of Allstate Insurance Company is owned by Allstate Insurance Holdings, LLC, which is wholly owned by The Allstate Corporation.
On January 26, 2021, The Allstate Corporation announced it had entered into an agreement to sell Allstate Life Insurance Company, including Allstate Distributors, LLC, to Antelope US Holdings Company, a Delaware corporation, an affiliate of an investment fund associated with The Blackstone Group Inc. (the “Transaction”). The Transaction is expected to close in the second half of 2021, subject to regulatory approvals and other customary closing conditions. The terms and provisions of your Contract will not be changed by the Transaction, and Allstate Life Insurance Company will continue to honor all of its obligations under your Contract. The Transaction will not change the fact that Allstate Life Insurance Company is the named insurer under your Contract.
Allstate Life is licensed to operate in the District of Columbia, Puerto Rico, and all jurisdictions except the State of New York. We intend to offer the Contract in those jurisdictions in which we are licensed. Our home office is located at 3075 Sanders Road, Northbrook, Illinois, 60062.
A large-scale pandemic, the occurrence of terrorism or military actions may have an adverse effect on our business A large-scale pandemic (such as coronavirus or COVID-19), the occurrence of terrorism or military and other actions, may result in loss of life, property damage, and disruptions to commerce and reduced economic activity. Some of the assets in our investment portfolio may be adversely affected by declines in the equity markets, changes in interest rates, reduced liquidity and economic activity caused by a large-scale pandemic. Additionally, a large-scale pandemic or terrorist act could have a material effect on sales, liquidity and operating results.
Effective June 1, 2006, Allstate Life entered into an agreement (“the Agreement”) with Prudential Financial, Inc. and its subsidiary, The Prudential Insurance Company of America (“PICA”) pursuant to which Allstate Life sold, through a combination of coinsurance and modified coinsurance reinsurance, substantially all of its variable annuity business. Pursuant to the Agreement Allstate Life and PICA also entered into an administrative services agreement which provides that PICA or an affiliate administer the Variable Account and the Contracts. The benefits and provisions of the Contracts have not been changed by these transactions and agreements. None of the transactions or agreements have changed the fact that we are primarily liable to you under your Contract.
Allstate Life may receive compensation from the investment advisers, administrators or distributors, or their affiliates, of the Portfolios in connection with the administrative, distribution (12b-1), or other services we provide to the Portfolios. We collect this compensation under agreement between us and the Portfolio’s investment adviser, administrators or distributors, and is calculated based on a percentage of the average assets allocated to the Portfolio.
THE VARIABLE ACCOUNT
Allstate Life established Allstate Financial Advisors Separate Account I (“Variable Account”) in 1999. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Allstate Life.
We own the assets of the Variable Account. The Variable Account is a segregated asset account under Illinois law. That means we account for the Variable Account’s income, gains and losses separately from the results of our other operations. The assets of the Allstate Financial Advisors Separate Account I may not be used to pay any liabilities of Allstate Life other than those arising from the Contracts. Our obligations arising under the Contracts are general corporate obligations of Allstate Life
The Variable Account consists of multiple Variable Sub- Accounts, each of which are available under the Contract. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Portfolios. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.
THE PORTFOLIOS
Information regarding each Portfolio Company, including its name, its type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives, its investment adviser and any sub-investment adviser, current expenses, and performance is available in Appendix A. Each Portfolio Company has issued a prospectus that contains more detailed information about the Portfolio Company. For more complete information about each Portfolio, including the investment objective(s), expenses and risks associated with the Portfolio, please refer to the prospectus for the Portfolios. To obtain any or all of the underlying Portfolio prospectuses, please contact us at 1-800-457-7617 or visit us online at www.annuityregulatorydocuments.com.
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Voting Privileges.     As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Portfolios that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract owners entitled to give such instructions.
As a general rule, before the Payout Start Date, the Contract owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio as of the record date of the meeting. After the Payout Start Date the person receiving income payments has the voting interest. The payee’s number of votes will be determined by dividing the reserves for such Contract allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio as of the record date of the meeting. The votes decrease as income payments are made and as the reserves for the Contract decrease.
We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares in our own discretion. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast.
We reserve the right to vote Portfolio shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.
Changes in Portfolios.     We reserve the right, subject to any applicable law, to make additions to, deletions from or substitutions for the Portfolio shares held by any Variable Sub-Account. If the shares of any of the Portfolios are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Portfolio and substitute shares of another eligible investment fund. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940. We also may add new Variable Sub-Accounts that invest in additional mutual Portfolios. We will notify you in advance of any change.
Conflicts of Interest.     Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. The boards of directors or trustees of these Portfolios monitor for possible conflicts among separate accounts buying shares of the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, a Portfolio’s board of directors or trustees may require a separate account to withdraw its participation in a Portfolio. A Portfolio’s net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.
PRINCIPAL UNDERWRITER
The Contracts are distributed exclusively by their principal underwriter, Morgan Stanley & Co. LLC (formerly, Morgan Stanley & Co. Incorporated) (“Morgan Stanley & Co.”). Morgan Stanley & Co. LLC is not affiliated with Allstate Life or the Allstate Financial Advisors Separate Account I. Morgan Stanley & Co., a wholly owned subsidiary of Morgan Stanley, located at 1585 Broadway, New York, New York 10036. Morgan Stanley & Co. is a member of the New York Stock Exchange and the Financial Industry Regulatory Authority. We will pay commissions to Morgan Stanley & Co. for selling the Contracts. We may pay to Morgan Stanley & Co. up to a maximum sales commission of 6.0% of purchase payments and a sales administration expense charge of up to 0.75%. In addition, we may pay ongoing annual compensation of up to 1.4% of Contract value. To compensate Morgan Stanley & Co. for the costs of distribution, insurance licensing, due diligence and other home office services, we pay Morgan Stanley & Co. an additional percentage of purchase payments not exceeding 0.80% and a percentage of Contract Value not exceeding 0.20%. Commissions and annual compensation, when combined, could exceed 8.5% of total premium payments. Individual representatives receive a portion of compensation paid to Morgan Stanley & Co. in accordance with Morgan Stanley & Co.’s practices.
We also make additional payments to Morgan Stanley & Co. for promotional marketing and educational expenses and to reimburse certain expenses of registered representatives relating to sales of Contracts. For more information on the exact compensation arrangement associated with this Contract, please consult your registered representative.
In addition, Morgan Stanley & Co. may pay annually to its representatives, from its profits, a persistency bonus that will take into account, among other things, the length of time purchase payments have been held under the Contract and Contract Value.
The Contracts are no longer sold to new customers, however, existing customers can continue to hold the Contracts and make additional purchase payments. The Contracts were sold exclusively by Morgan Stanley & Co. and its affiliates to its clients.
Effective June 1, 2009, Morgan Stanley and Citigroup Inc. (“Citi”) established a new broker dealer, Morgan Stanley Smith Barney LLC (“MSSB”), as part of a joint venture that included the Global Wealth Management Group within Morgan Stanley & Co. In
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furtherance of this joint venture, effective June 1, 2009, Morgan Stanley Smith Barney LLC was added as an additional party to the General Agency/Selling Agreement related to sales of the Contracts through the Morgan Stanley channel of MSSB. On June 28, 2013, Morgan Stanley purchased Citi’s interest in MSSB. Accordingly, MSSB is now a wholly owned indirect subsidiary of Morgan Stanley. Compensation amounts previously paid to Morgan Stanley & Co. are now paid to MSSB. The principal business address for MSSB is 1585 Broadway, New York, New York 10036.
Administration. We have primary responsibility for all administration of the Contracts and the Variable Account. We entered into an administrative services agreement with The Prudential Insurance Company of America (“PICA”) whereby, PICA or an affiliate provides administrative services to the Variable Account and the Contracts on our behalf. In addition, PICA entered into a master services agreement with se2, LLC, of 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby se2, LLC provides certain business process outsourcing services with respect to the Contracts. se2, LLC may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2020, consisted of the following: Donnelley Financial Solutions, formerly an RR Donnelley company (compliance printing and mailing) located at 35 West Wacker Drive, Chicago, IL 60601; Iron Mountain Information Management, LLC (file storage and document destruction) located at 1 Federal Street, Boston, MA 02110; TierPoint, LLC (back-up printing and disaster recovery) located at 9394 West Dodge Rd, Suite 100, Omaha, NE 68114; SOVOS Compliance (withholding calculations and tax statement mailing) located at 3650 Annapolis Lane, Suite 190, Plymouth, MN 55447; Records Center of Topeka, a division of Underground Vaults & Storage, Inc. (back-up tapes storage) located at 1540 NW Gage Blvd. #6, Topeka, KS 66618; Venio LLC, d/b/a Keane (lost shareholder search) located at PO Box 1508, Southeastern, PA 19399-1508; Broadridge Output Solutions, Inc., successor in interest to Broadridge Customer Communications Central, LLC (printing and mailing anniversary statements, financial confirmations, automated letters and quarterly statements) located at 2600 Southwest Blvd., Kansas City, MO 64108.
In administering the Contracts, the following services are provided, among others:
•     maintenance of Contract Owner records;
•     Contract Owner services;
•     calculation of unit values;
•     maintenance of the Variable Account; and
•     preparation of Contract Owner reports.
We will send you Contract statements at least annually. We will also send you transaction confirmations. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement or a confirmation. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error.
Correspondence sent by regular mail to our Annuity Service Center should be sent to the following address P.O. Box 758543, Topeka, KS 66675-8566. Your correspondence will be picked up at this address and then delivered to our Annuity Service Center. Your correspondence is not considered received by us until it is received at our Annuity Service Center. Where this prospectus refers to the day when we receive a purchase payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Annuity Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Annuity Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
We will also provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.
NON QUALIFIED ANNUITIES HELD WITHIN A QUALIFIED PLAN
If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waivers of withdrawal charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if Qualified Plan limits on distributions and other conditions are not met. Please consult your Qualified Plan administrator for more information. Allstate Life no longer issues deferred annuities to employer sponsored qualified retirement plans.
LEGAL PROCEEDINGS
There are no pending legal proceedings to which the Separate Account is a party. Allstate Life is engaged from time to time in routine lawsuits, which, in management’s judgment, are not likely to have a material effect, either individually or in the aggregate, on the operating results, cash flows or financial position of Allstate Life.
LEGAL MATTERS
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All matters of state law pertaining to the Contracts, including the validity of the Contracts and Allstate Life’s right to issue such Contracts under applicable state insurance law, have been passed upon by Angela K. Fontana, General Counsel of Allstate Life.
FINANCIAL STATEMENTS
The consolidated financial statements of Allstate Life Insurance Company as of December 31, 2020 and 2019, and for each of the three years in the period ended December 31, 2020, and the accompanying Independent Auditors' Report appear in the Statement of Additional Information. The financial statements of Allstate Financial Advisors Separate Account I, as of December 31, 2020, which are comprised of the underlying financial statements of the Sub-Accounts (“Separate Account”) appear in the Statement of Additional Information.

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Taxes
The following discussion is general and is not intended as tax advice. Allstate Life makes no guarantee regarding the tax treatment of any Contract or transaction involving a Contract.
Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. The federal income tax treatment of the Annuity is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances.
TAXATION OF ALLSTATE LIFE INSURANCE COMPANY
Allstate Life is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Variable Account is not an entity separate from Allstate Life, and its operations form a part of Allstate Life, it will not be taxed separately. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the Contract. Under existing federal income tax law, Allstate Life believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Accordingly, Allstate Life does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore Allstate Life does not intend to make provisions for any such taxes. Allstate Life will periodically review the issue of charging for taxes on investment income or capital gains of the Variable Account and may impose a charge against the Variable Account in order to make provision for such taxes.
TAXATION OF VARIABLE ANNUITIES IN GENERAL
Tax Deferral.     Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:
• the Contract Owner is a natural person,
• the investments of the Variable Account are “adequately diversified” according to Treasury Department regulations, and
• Allstate Life is considered the owner of the Variable Account assets for federal income tax purposes.
Non-Natural Owners.     Non-natural owners are also referred to as Non Living Owners in this prospectus. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts does not enjoy tax deferral and is taxed as ordinary income received or accrued by the non-natural owner during the taxable year.
Exceptions to the Non-Natural Owner Rule.     There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-Qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain Qualified Plans; (4) certain contracts used in connection with structured settlement agreements; and (5) immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.
Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.
Grantor Trust Owned Annuity.     Contracts owned by a grantor trust are considered owned by a non-natural owner. Grantor trust owned contracts receive tax deferral as described in the Exceptions to the Non-Natural Owner Rule section provided that all grantors of the trust are natural persons. In accordance with the Code, upon the death of the annuitant, the death benefit must be paid. According to your Contract, the Death Benefit is paid to the surviving Contract Owner. Since the trust will be the surviving Contract Owner in all cases, the Death Benefit will be payable to the trust notwithstanding any beneficiary designation on the annuity contract. A trust, including a grantor trust, has two options for receiving any death benefits: 1) a lump sum payment; or 2) payment deferred up to five years from date of death.
Diversification Requirements.     For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account of a Non-qualified Annuity must be “adequately diversified” consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract owner during the taxable year. Although Allstate Life does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.
Ownership Treatment.     The IRS has stated that a contract owner will be considered the owner of separate account assets if he possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the
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diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the separate account investments may cause a Contract owner to be treated as the owner of the separate account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.
Your rights under the Contract are different than those described by the IRS in private and published rulings in which it found that Contract owners were not owners of separate account assets. For example, if your contract offers more than twenty (20) investment alternatives you have the choice to allocate premiums and contract values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Allstate Life does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.
Cost Basis. Generally, the cost basis in an annuity is the amount you pay into your annuity, or into annuity exchanged for your annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a qualified retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA. We do not track cost basis for qualified retirement plans, which is the responsibility of the Contract Owner.
Taxation of Partial and Full Withdrawals.     If you make a partial withdrawal under a Non-Qualified Contract, the amount you receive will be taxed as ordinary income, rather than as return of cost basis, until all gain has been withdrawn. If you make a full withdrawal under a Non-Qualified Contract, the amount received will be taxable only to the extent it exceeds your cost basis in the Contract. An exception to this treatment exists for contracts purchased prior to August 14, 1982. Withdrawals are treated as a return of cost basis in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% additional tax penalty.
Taxation of Annuity Payments.     Generally, the rule for income taxation of annuity payments received from a Non-Qualified Contract provides for the return of your cost basis in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the cost basis in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the cost basis in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the cost basis in the Contract is excluded using these ratios. If any variable payment is less than the excludable amount you should contact a tax advisor to determine how to report any unrecovered investment. The federal tax treatment of annuity payments is unclear in some respects. As a result, if the IRS should provide further guidance, it is possible that the amount we calculate and report to the IRS as taxable could be different. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount may be allowed as a deduction for your last taxable year. Under the Tax Cuts and Jobs Act of 2017, this deduction is suspended until after 2025.
Maximum Annuity Date. You must commence annuity payments no later than the first day of the calendar month following the maximum Annuity Date for your Annuity. Upon reaching the maximum Annuity Date you can no longer make Purchase Payments, surrender, exchange, or transfer your contract. The maximum Annuity Date may be the same as the Latest Annuity Date as described elsewhere in this prospectus. For some of our Annuities, you can choose to defer the Annuity Date beyond the default or Latest Annuity Date, as applicable, described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.
Partial Annuitization.    We do not currently permit partial annuitization.
Withdrawals After the Payout Start Date.     Federal tax law is unclear regarding the taxation of any additional withdrawal received after the Payout Start Date. It is possible that a greater or lesser portion of such a payment could be taxable than the amount we determine.
Distribution at Death Rules.     In order to be considered an annuity contract for federal income tax purposes, the Contract must provide:
• if any Contract Owner dies on or after the Payout Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Contract Owner’s death;
• if any Contract Owner dies prior to the Payout Start Date, the entire interest in the Contract will be distributed within 5 years after the date of the Contract Owner’s death. These requirements are satisfied if any portion of the Contract Owner’s interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Contract Owner’s death.
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If the Contract Owner’s designated Beneficiary is the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner;
• if the Contract Owner is a non-natural person, then the Annuitant will be treated as the Contract Owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract owned by a non-natural person will be treated as the death of the Contract Owner.
Taxation of Annuity Death Benefits.
If an Owner dies before the Annuity Date, the Death Benefit distributions (including any adjustments under the optional riders) are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the Annuity. The value of the Death Benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same income tax rules described above would also apply to amounts received by your Beneficiary (including any adjustments under the optional riders). Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit:
• As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.
• Within 5 years of death of Owner, the Beneficiary is taxed on the lump sum payment. The Death Benefit must be taken as one lump sum payment within 5 years of the death of the Owner. Partial withdrawals are not permitted.
• Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis. After the full amount of cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable.
After the Annuity Date, if a period certain remains under the annuity option and the Annuitant dies before the end of that period, any remaining payments made to the Beneficiary will be fully excluded from income until the remaining investment in the contract is recovered and all annuity payments thereafter are fully includible in income. If we allow the Beneficiary to commute the remaining payments in a lump sum, the proceeds will be taxable as a surrender.
Medicare Tax on Net Investment Income.     The Patient Protection and Affordable Care Act, enacted in 2010, included a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly, or qualifying widow(er) with dependent child, $125,000 for married taxpayers filing separately, $200,000 for all other taxpayers , and approximately $12,750 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the contract will be considered investment income for purposes of this surtax.
10% Additional Tax on Premature Distributions.     A 10% additional tax penalty applies to the taxable amount of any premature distribution from a non-Qualified Contract. The additional tax generally applies to any distribution made prior to the date you attain age 59  1 / 2 . However, no additional tax is incurred on distributions:
• made on or after the date the Contract Owner attains age 59  1 / 2 ,
• the amount is paid on or after the death of the Contract Owner (or the death of the Annuitant when the owner is not an individual);
• the amount received is attributable to the Contract Owner becoming disabled (as defined in the Code);
• made in substantially equal periodic payments (as defined by the Code) over the Contract Owner’s life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,
• made under an immediate annuity and the annuity (within the meaning of the Code) start date is no more than one year from the date of purchase (the first monthly annuity payment must commence within 13 months of the date of purchase), or
• attributable to investment in the Contract before August 14, 1982.
You should consult a tax advisor to determine how these exceptions may apply to your situation.
Substantially Equal Periodic Payments.     With respect to non-Qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the additional tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the Contract Owner’s attaining age 59  1 / 2 would be subject to a 10% additional tax penalty unless another exception to the additional tax applied. The tax for the year of the modification is increased by the additional tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a tax advisor prior to creating or modifying a substantially equal periodic payment stream.
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Special Rules in Relation to Tax-free Exchanges Under Section 1035. Section 1035 of the Code permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. The contract owner(s) must be the same on the old and new contract. Basis from the old contract carries over to the new contract so long as we receive that information from the relinquishing company. If basis information is never received, we will assume that all exchanged funds represent earnings and will allocate no cost basis to them. After you elect an Income Plan, as described in the Income Payments section earlier in the prospectus, you are not eligible for a tax-free exchange under Section 1035.
Partial Exchanges.     The IRS has issued rulings that permit partial exchanges of annuity contracts. Effective for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 180 days of the date on which the partial exchange was completed (other than an amount received as an annuity for a period of 10 years or more or during one or more lives), the IRS may not treat the transaction as a tax-free Section 1035 exchange. The IRS will apply general tax rules to determine the substance and treatment of transactions in such cases.
If a partial exchange is retroactively negated, the amount originally transferred to the recipient contract is treated as a withdrawal from the source contract, taxable to the extent of any gain in that contract on the date of the exchange. An additional 10% tax penalty may also apply if the Contract Owner is under age 59  1 / 2 . Your Contract may not permit partial exchanges.
Taxation of Ownership Changes.     If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Any assignment or pledge (or agreement to assign or pledge) of the Contract Value is taxed as a withdrawal of such amount or portion and may also incur the 10% additional tax penalty. If the entire Account Value is assigned or pledged, subsequent increases in the Account Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The cost basis is increased by the amount includible in income with respect to such assignment or pledge.
Aggregation of Annuity Contracts.     The Code requires that all non-Qualified deferred annuity contracts issued by Allstate Life (or its affiliates) to the same Contract Owner during any calendar year be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.
INCOME TAX WITHHOLDING
Generally, Allstate Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, no U.S. taxpayer identification number is provided, or the payment is made outside of the United States, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.
Allstate Life is required to withhold federal income tax using the wage withholding rates for all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, no U.S. taxpayer identification number is provided, or the payment is made outside of the United States, we will automatically apply default income tax withholding based on IRS guidance. In certain states, if there is federal withholding, then state withholding is also mandatory.
Election out of withholding is valid only if the customer requests payment be made within the United States and provides a U.S. taxpayer identification number.
Generally, Code Section 1441 provides that Allstate Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8(BEN, BEN-E, EXP, ECI, IMY) (Generally a Form W-8BEN is the appropriate form) at issue to certify the owners’ foreign status. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien’s country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8(BEN, BEN-E, EXP, ECI, IMY). A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number (“ITIN”). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.
TAX QUALIFIED CONTRACTS
The income on tax sheltered annuity (TSA) and IRA investments is tax deferred, and the income from annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing an annuity as a TSA or IRA. Tax Qualified Contracts are contracts purchased as or in connection with:
• Individual Retirement Annuities (IRAs) under Code Section 408(b);
• Roth IRAs under Code Section 408A;
• Simplified Employee Pension (SEP IRA) under Code Section 408(k);
• Savings Incentive Match Plans for Employees (SIMPLE IRA) under Code Section 408(p);
• Tax Sheltered Annuities under Code Section 403(b);
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• Corporate and Self Employed Pension and Profit Sharing Plans under Code Section 401; and
• State and Local Government and Tax-Exempt Organization Deferred Compensation Plans under Code Section 457.
Allstate Life reserves the right to limit the availability of the Contract for use with any of the retirement plans listed above or to modify the Contract to conform with tax requirements. If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waiver of charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if Qualified Plan limits on distributions and other conditions are not met. Please consult your Qualified Plan administrator for more information. Allstate Life no longer issues deferred annuities to employer sponsored qualified retirement plans.
The tax rules applicable to participants with tax qualified annuities vary according to the type of contract and the terms and conditions of the endorsement. Adverse tax consequences may result from certain transactions such as excess contributions, premature distributions, and, distributions that do not conform to specified commencement and minimum distribution rules. Allstate Life can issue an individual retirement annuity on a rollover or transfer of proceeds from a decedent’s IRA, TSA, or employer sponsored retirement plan under which the decedent’s surviving spouse is the beneficiary. Allstate Life does not offer an individual retirement annuity that can accept a transfer of funds for any other, non-spousal, beneficiary of a decedent’s IRA, TSA, or employer sponsored qualified retirement plan. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.
Please refer to your Endorsement for IRAs or 403(b) plans, if applicable, for additional information on your death settlement options. In the case of certain Qualified Plans, the terms of the Qualified Plan Endorsement and the plans may govern the right to benefits, regardless of the terms of the Contract.
Taxation of Withdrawals from an Individually Owned Tax Qualified Contract.     If you make a partial withdrawal under a Tax Qualified Contract other than a Roth IRA, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions) bears to the Contract Value, is excluded from your income. We do not keep track of nondeductible contributions, and generally all tax reporting of distributions from Tax Qualified Contracts other than Roth IRAs will indicate that the distribution is fully taxable.
“Qualified distributions” from Roth IRAs are not included in gross income. “Qualified distributions” are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:
• made on or after the date the Contract Owner attains age 59  1 / 2 ,
• made to a beneficiary after the Contract Owner’s death,
• attributable to the Contract Owner being disabled, or
• made for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).
“Nonqualified distributions” from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions.
Required Minimum Distributions.     Generally, Tax Qualified Contracts (excluding Roth IRAs) require minimum distributions upon reaching age 70 ½   (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain 70 ½ after such date). Failure to withdraw the required minimum distribution will result in a 50% tax penalty on the shortfall not withdrawn from the Contract. Effective December 31, 2005, the IRS requires annuity contracts to include the actuarial present value of other benefits for purposes of calculating the required minimum distribution amount. These other benefits may include accumulation, income, or death benefits. Not all income plans offered under the Contract satisfy the requirements for minimum distributions. Because these distributions are required under the Code and the method of calculation is complex, please see a tax advisor.
The Death Benefit and Tax Qualified Contracts. Pursuant to the Code and IRS regulations, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not invest in life insurance contracts. However, an IRA may provide a death benefit that equals the greater of the purchase payments or the Contract Value. The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. We believe that the Death Benefits offered by your Contract do not constitute life insurance under these regulations.
It is also possible that certain death benefits that offer enhanced earnings could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in current taxable income to a Contract Owner. In addition, there are limitations on the amount of incidental death benefits that may be provided under Qualified Plans, such as in connection with a TSA or employer sponsored qualified retirement plan.
Allstate Life reserves the right to limit the availability of the Contract for use with any of the Qualified Plans listed above.
10% Additional Tax on Premature Distributions from Tax Qualified Contracts.     A 10% additional tax penalty applies to the taxable amount of any premature distribution from a Tax Qualified Contract. The additional tax generally applies to any distribution made prior to the date you attain age 59  1 / 2 . However, no additional tax is incurred on distributions:
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• made on or after the date the Contract Owner attains age 59  1 / 2 ,
• made as a result of the Contract Owner’s death or total disability,
• made in substantially equal periodic payments (as defined by the Code) over the Contract Owner’s life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,
• made after separation from service after age 55 (does not apply to IRAs),
• made pursuant to an IRS levy,
• made for certain medical expenses,
• made to pay for health insurance premiums while unemployed (applies only for IRAs),
• made for qualified higher education expenses (applies only for IRAs)
• made for a first time home purchase (up to a $10,000 lifetime limit and applies only for IRAs),
• made for qualified expenses after the birth or adoption of a child ($5,000 limit on expenses incurred within 1 year after birth or adoption), and
• from an IRA or attributable to elective deferrals under a 401(k) plan, 403(b) annuity, or certain similar arrangements made to individuals who (because of their being members of a reserve component) are ordered or called to active duty after Sept. 11, 2001, for a period of more than 179 days or for an indefinite period; and made during the period beginning on the date of the order or call to duty and ending at the close of the active duty period.
During the first 2 years of the individual’s participation in a SIMPLE IRA, distributions that are otherwise subject to the additional tax for premature distribution, will be subject to a 25% additional tax.
You should consult a tax advisor to determine how these exceptions may apply to your situation.
Substantially Equal Periodic Payments on Tax Qualified Contracts.     With respect to Tax Qualified Contracts using substantially equal periodic payments as an exception to the additional tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the taxpayer’s attaining age 59  1 / 2 would be subject to a 10% additional tax penalty unless another exception to the additional tax applied. The tax for the year of the modification is increased by the additional tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a tax advisor prior to creating or modifying a substantially equal periodic payment stream.
Income Tax Withholding on Tax Qualified Contracts.     Generally, Allstate Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions that are not considered “eligible rollover distributions.” The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, if no U.S. taxpayer identification number is provided or payment is made outside the United States, we will automatically withhold the required 10% from the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Allstate Life is required to withhold federal income tax at a rate of 20% on all “eligible rollover distributions” unless you elect to make a “direct rollover” of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Tax Qualified Contracts, including TSAs but excluding IRAs, with the exception of:
• required minimum distributions, or,
• a series of substantially equal periodic payments made over a period of at least 10 years, or,
• a series of substantially equal periodic payments made over the life (joint lives) of the participant (and beneficiary), or,
• hardship distributions.
With respect to any Contract held under a Section 457 plan or by the trustee of a Section 401 Pension or Profit Sharing Plan, we will not issue payments directly to a plan participant or beneficiary. Consequently, the obligation to comply with the withholding requirements described above will be the responsibility of the plan.
For all annuitized distributions that are not subject to the 20% withholding requirement, Allstate Life is required to withhold federal income tax using the wage withholding rates. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, if no U.S. taxpayer identification number is provided or payment is made outside of the United States, we will automatically apply default income tax withholding based on IRS guidance. In certain states, if there is federal withholding, then state withholding is also mandatory.
Election out of withholding is valid only if the customer provides a taxpayer identification number and has payment made within the U.S.
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Generally, Code Section 1441 provides that Allstate Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8 at issue to certify the owners’ foreign status. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien’s country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8(BEN,BEN-E,EXP,ECI,IMY) (Generally a Form W-8BEN is the appropriate form). A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number (“ITIN”). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.
Charitable IRA Distributions.      Certain qualified IRA distributions for charitable purposes are eligible for an exclusion from gross income, up to $100,000 for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 ½   . Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. Effective 2020, the amount of your qualified charitable distributions that are excluded from income for a tax year is reduced (but not below zero) by the excess of: (1) the total amount of your IRA deductions allowed for all tax years ending on or after the date you attain age 70½, over (2) the total amount of reductions for all tax years preceding the current tax year.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements for the new income tax exclusion added by the Pension Protection Act. As a result the general rules for reporting IRA distributions apply.
Individual Retirement Annuities.     Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified retirement plans may be “rolled over” on a tax-deferred basis into an Individual Retirement Annuity. For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12 month rule.
Roth Individual Retirement Annuities.     Code Section 408A permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence.
A traditional Individual Retirement Account or Annuity may be converted or “rolled over” to a Roth Individual Retirement Annuity. The tax law allows distributions from qualified retirement plans including tax sheltered annuities and governmental Section 457 plans to be rolled over directly into a Roth IRA, subject to the usual rules that apply to conversions from a traditional IRA into a Roth IRA. The income portion of a conversion or rollover distribution is taxable currently, but is exempted from the 10% additional tax penalty on premature distributions. Effective January 1, 2005, the IRS requires conversions of annuity contracts to include the actuarial present value of other benefits for purposes of valuing the taxable amount of the conversion.
The Code also permits the recharacterization of current year contribution amounts from a traditional IRA, SEP, or SIMPLE IRA into a Roth IRA, or from a Roth IRA to a traditional IRA. Recharacterization is accomplished through a trustee-to-trustee transfer of a contribution (or a portion of a contribution) plus earnings, between different types of IRAs. A properly recharacterized contribution is treated as a contribution made to the second IRA instead of the first IRA. Such recharacterization must be completed by the applicable tax return due date (with extensions).
Annuities Held By Individual Retirement Accounts (commonly known as Custodial IRAs).     Code Section 408 permits a custodian or trustee of an Individual Retirement Account to purchase an annuity as an investment of the Individual Retirement Account. If an annuity is purchased inside of an Individual Retirement Account, then the Annuitant must be the same person as the beneficial owner of the Individual Retirement Account.
If you have a contract issued as an IRA under Code Section 408(b) and request to change the ownership to an IRA custodian permitted under Section 408, we will treat a request to change ownership from an individual to a custodian as an indirect rollover. We will send a Form 1099-R to report the distribution and the custodian should issue a Form 5498 for the contract value contribution.
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Generally, the death benefit of an annuity held in an Individual Retirement Account must be paid upon the death of the Annuitant. However, in most states, the Contract permits the custodian or trustee of the Individual Retirement Account to continue the Contract in the accumulation phase, with the Annuitant’s surviving spouse as the new Annuitant, if the following conditions are met:
1) The custodian or trustee of the Individual Retirement Account is the owner of the annuity and has the right to the death proceeds otherwise payable under the Contract;
2) The deceased Annuitant was the beneficial owner of the Individual Retirement Account;
3) We receive a complete request for settlement for the death of the Annuitant; and
4) The custodian or trustee of the Individual Retirement Account provides us with a signed certification of the following:
(a) The Annuitant’s surviving spouse is the sole beneficiary of the Individual Retirement Account;
(b) The Annuitant’s surviving spouse has elected to continue the Individual Retirement Account as his or her own Individual Retirement Account; and
(c) The custodian or trustee of the Individual Retirement Account has continued the Individual Retirement Account pursuant to the surviving spouse’s election.
Simplified Employee Pension IRA (SEP IRA).     Code Section 408(k) allows eligible employers to establish simplified employee pension plans for their employees using individual retirement annuities. These employers may, within specified limits, make deductible contributions on behalf of the employees to the individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek tax advice.
Savings Incentive Match Plans for Employees (SIMPLE IRA).     Code Section 408(p) allows eligible employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees using individual retirement annuities. In general, a SIMPLE IRA consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to purchase the Contract as a SIMPLE IRA should seek tax and legal advice. SIMPLE IRA plans must include the provisions of the Economic Growth and Tax Relief Reconciliation Act of 2007 (EGTRRA) to avoid adverse tax consequences. If your current SIMPLE IRA plan uses IRS Model Form 5304-SIMPLE with a revision date of March 2012 or later, then your plan is up to date. If your plan has a revision date prior to March 2012, please consult with your tax or legal advisor to determine the action you need to take in order to comply with this requirement.
To determine if you are eligible to contribute to any of the above listed IRAs (traditional, Roth, SEP, or SIMPLE), please refer to IRS Publication 590-A and your tax advisor.
Tax Sheltered Annuities.     Code Section 403(b) provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:
• attains age 59  1 / 2 ,
• severs employment,
• dies,
• becomes disabled, or
• incurs a hardship (earnings on salary reduction contributions may not be distributed on account of hardship).
These limitations do not apply to withdrawals where Allstate Life is directed to transfer some or all of the Contract Value to another 403(b) plan. Generally, we do not accept funds in 403(b) contracts that are subject to the Employee Retirement Income Security Act of 1974 (ERISA).
Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its plan administrator. Unless your contract is grandfathered from certain provisions in these regulations, we will only process certain transactions (e.g, transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in good order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.
Corporate and Self-Employed Pension and Profit Sharing Plans.     Section 401(a) of the Code permits corporate employers to establish various types of tax favored retirement plans for employees. Self-employed individuals may establish tax favored retirement plans for themselves and their employees (commonly referred to as “H.R.10” or “Keogh”). Such retirement plans may permit the purchase of annuity contracts. Allstate Life no longer issues annuity contracts to employer sponsored qualified retirement plans.
There are two owner types for contracts intended to qualify under Section 401(a): a qualified plan fiduciary or an annuitant owner.
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• A qualified plan fiduciary exists when a qualified plan trust that is intended to qualify under Section 401(a) of the Code is the owner. The qualified plan trust must have its own tax identification number and a named trustee acting as a fiduciary on behalf of the plan. The annuitant should be the person for whose benefit the contract was purchased.
• An annuitant owner exists when the tax identification number of the owner and annuitant are the same, or the annuity contract is not owned by a qualified plan trust. The annuitant should be the person for whose benefit the contract was purchased.
If a qualified plan fiduciary is the owner of the contract, the qualified plan must be the beneficiary so that death benefits from the annuity are distributed in accordance with the terms of the qualified plan. Annuitant owned contracts require that the beneficiary be the annuitant’s spouse (if applicable), which is consistent with the required IRS language for qualified plans under Section 401(a). A completed Annuitant Owned Qualified Plan Designation of Beneficiary form is required in order to change the beneficiary of an annuitant owned Qualified Plan contract.
State and Local Government and Tax-Exempt Organization Deferred Compensation Plans.     Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. In eligible governmental plans, all assets and income must be held in a trust/custodial account/annuity contract for the exclusive benefit of the participants and their beneficiaries. To the extent the Contracts are used in connection with a non-governmental eligible plan, employees are considered general creditors of the employer and the employer as owner of the Contract has the sole right to the proceeds of the Contract. Under eligible 457 plans, contributions made for the benefit of the employees will not be includible in the employees’ gross income until distributed from the plan. Allstate Life no longer issues annuity contracts to 457 plans.
Late Rollover Self-Certification. You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.
Required Distributions Upon Your Death for a Qualified Annuity
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. The information provided below applies to Owners who die after 2019. For Owner deaths prior to 2020, please consult your tax advisor regarding the applicable post-death distribution requirements.
• If you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death.
This 10-year post-death distribution period applies regardless of whether you die before your required beginning date, or you die on or after that date (including after distributions have commenced in the form of an annuity). However, if the beneficiary is an EDB and the EDB dies before the entire interest is distributed under this 10-year rule, the remaining interest must be distributed within 10 years after the EDB’s death ( i.e. , a new 10-year distribution period begins).
Instead of taking distributions under the 10-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence by December 31 st of the year after your death, subject to certain special rules. In particular, if the EDB dies before the remaining interest is distributed under this stretch rule, the remaining interest must be distributed within 10 years after the EDB’s death (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years). In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of 18 and any remaining interest must be distributed with 10 years after that date (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years).
If you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, this new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, this new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Prudential) in order to comply with the post-death distribution requirements.
The new post-death distribution requirements do not apply if annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the new requirements generally do not apply to an immediate annuity contract or a deferred income annuity contract (including a qualifying lifetime
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annuity contract, or “QLAC”)) purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.
If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). However, if your beneficiary is a trust and all the beneficiaries of the trust are individuals, the law can apply pursuant to special rules that treat the beneficiaries of the trust as designated beneficiaries.. You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.
In addition, these post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, any remaining interest must be distributed within 10 year of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.
• Spousal continuation. If your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse’s death by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA.
The post-death distribution requirements are complex and unclear in numerous respects. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.
Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.
CARES Act impacts. In 2020, Congress passed the Coronavirus Aid, Relief and Economic Security (CARES) Act. This law includes provisions that impact Individual Retirement Annuities (IRAs), Roth IRAs and employer sponsored qualified retirement plans. While most provisions applied only to 2020, certain items impact future years as well.
Waiver of Required Minimum Distributions (RMDs) for 2020. The requirement to take minimum distributions from defined contribution plans and IRAs was waived for 2020.  For deaths occurring before 2020, if the post-death 5-year rule applies, the 5-year period is determined without regard to calendar year 2020 and thus, the 5 year rule is extended by one year.  The 1-year election rule for life expectancy payments by an eligible beneficiary is also extended by 1 year so that for a 2019 death, the election for a lifetime payout can be made by December 31, 2021.
Withdrawals from Employer Plans and IRAs, including Roth IRAs. Relief was provided for “coronavirus-related distributions” (as defined by federal tax law) from qualified plans and IRAs. The relief applies to such distributions made at any time on or after January 1, 2020 and before December 31, 2020 and permits recontribution of such distribution to a plan or IRA within three years.The recontribution is generally treated as a direct trustee-to-trustee transfer within 60 days of the distribution. Please note that recontributions to certain plans or IRAs may not be allowed based on plan or contract restrictions.
The distribution must have come from an “eligible retirement plan” within the meaning of Code section 402(c)(8)(B), i.e. , an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan. The relief was limited to aggregate distributions of $100,000.
Plan Loans. Relief is provided with respect to plan loans taken by any “qualified individual” (as defined by federal tax law) who is affected by the coronavirus in that the due date for any repayment on a loan that otherwise is due between March 27, 2020 (the date of enactment) and December 31, 2020, would be delayed for one year. This also would extend the maximum loan period (normally five years).
ERISA Requirements
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions
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paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.
Other relevant information required by the exemptions is contained in the contract and accompanying documentation.
Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.
Spousal Consent Rules for Retirement Plans - Qualified Annuities
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.
IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.
ADDITIONAL CONSIDERATIONS
Reporting and Withholding for Escheated Amounts
Revenue Rulings 2018-17 and 2020-24 provide that an amount transferred from an IRA or 401(a) qualified retirement plan to a state’s unclaimed property fund is subject to federal income tax withholding at the time of transfer. The amount transferred is also subject to federal reporting. Consistent with these Rulings, we will withhold federal and state income taxes and report to the applicable Owner or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund.
Gifts and Generation-skipping Transfers
If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.
Civil Unions and Domestic Partnerships
U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract.
Please consult with your tax or legal adviser for additional information.

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Appendix A: Portfolio Companies Available Under the Contract
The following is a list of Portfolio Companies available under the Contract. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at www.annuityregulatorydocuments.com. You can also request this information at no cost by calling 1-800-457-7617 or by sending an email request to rudaawfnf@se2.com.
The current expenses and performance information below reflects fee and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.

Investment Objective	Portfolio Company and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-Year	5-Year	10-Year
Long term growth of capital.	AB VPS Growth and Income Portfolio - Class B* AllianceBernstein L.P.	0.87%	2.47%	9.46%	11.29%
Long term growth of capital.	AB VPS Large Cap Growth Portfolio - Class B* AllianceBernstein L.P.	0.92%	35.15%	20.15%	17.14%
The fund seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity® VIP Government Money Market Portfolio - Initial Class Fidelity® Management & Research Company LLC (FMR)	0.24%	0.32%	0.97%	0.52%
The fund seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity® VIP Government Money Market Portfolio - Service Class 2 Fidelity® Management & Research Company LLC (FMR)	0.49%	0.24%	0.77%	0.39%
Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in a diversified portfolio of debt and equity securities.	Franklin Income VIP Fund - Class 2* Franklin Advisers, Inc.	0.72%	0.69%	6.94%	5.98%
Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Shares VIP Fund - Class 2 Franklin Mutual Advisers, LLC	0.98%	-5.04%	5.88%	6.99%
Seek capital growth.	Invesco V.I. American Franchise Fund - Series I Invesco Advisers, Inc.	0.86%	42.35%	19.56%	15.32%
Seek capital growth.	Invesco V.I. American Franchise Fund - Series II Invesco Advisers, Inc.	1.11%	41.99%	19.26%	15.03%
Long-term capital appreciation.	Invesco V.I. American Value Fund - Series I Invesco Advisers, Inc.	0.90%	1.12%	7.00%	8.32%
Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.	Invesco V.I. Comstock Fund, Series II Invesco Advisers, Inc.	1.01%	-1.09%	8.30%	9.18%
Long-term growth of capital.	Invesco V.I. Core Equity Fund - Series I Invesco Advisers, Inc.	0.81%	13.85%	10.67%	9.55%
A-1

The fund seeks capital appreciation.	Invesco V.I. Discovery Mid Cap Growth Fund - Series II (formerly Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund - Series II)*(1) Invesco Advisers, Inc.	1.05%	40.24%	19.09%	15.62%
Provide reasonable current income and long-term growth of income and capital.	Invesco V.I. Diversified Dividend Fund - Series II Invesco Advisers, Inc.	0.96%	-0.13%	7.35%	9.71%
Both capital appreciation and current income.	Invesco V.I. Equity and Income Fund, Series II* Invesco Advisers, Inc.	0.82%	9.65%	8.61%	8.29%
Long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.	Invesco V.I. Global Core Equity Fund – Series II Invesco Advisers, Inc.	1.25%	13.03%	9.24%	6.60%
Total return, comprised of current income and capital appreciation.	Invesco V.I. High Yield Fund - Series II* Invesco Advisers, Inc.	1.19%	2.90%	5.71%	4.99%
Long-term growth of capital.	Invesco V.I. Main Street Mid Cap Fund - Series I (formerly Invesco V.I. Mid Cap Core Equity Fund - Series I) Invesco Advisers, Inc.	0.94%	9.25%	9.60%	7.81%
To provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor’s ® 500 Composite Stock Price Index.	Invesco V.I. S&P 500 Index Fund - Series II Invesco Advisers, Inc.	0.63%	17.70%	14.45%	13.18%
The Fund seeks long-term capital growth by investing primarily in common stocks and other equity securities.	Morgan Stanley VIF Discovery Portfolio - Class I* Morgan Stanley Investment Management Inc.	0.95%	152.30%	37.70%	20.76%
The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.	Morgan Stanley VIF Emerging Markets Equity Portfolio - Class I* Morgan Stanley Investment Management Inc.	1.25%	14.44%	10.24%	3.04%
The Fund seeks both capital appreciation and current income.	Morgan Stanley VIF Global Infrastructure Portfolio - Class II* Morgan Stanley Investment Management Inc.	1.12%	-1.43%	8.48%	9.17%
The Fund seeks total return.	Morgan Stanley VIF Global Strategist Portfolio - Class I* Morgan Stanley Investment Management Inc.	0.91%	10.92%	8.41%	6.17%
The Fund seeks total return.	Morgan Stanley VIF Global Strategist Portfolio - Class II* Morgan Stanley Investment Management Inc.	1.01%	10.85%	8.31%	0.00%
The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.	Morgan Stanley VIF Growth Portfolio - Class I* Morgan Stanley Investment Management Inc.	0.57%	117.31%	34.10%	23.90%
The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.	Morgan Stanley VIF Growth Portfolio - Class II* Morgan Stanley Investment Management Inc.	0.82%	116.76%	33.77%	23.58%
A-2

The Fund seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.	Morgan Stanley VIF U.S. Real Estate Portfolio - Class I* Morgan Stanley Investment Management Inc.	0.82%	-16.85%	0.10%	5.25%
The Fund seeks as a primary objective to provide a high level of current income by investing primarily in U.S. government securities and other fixed-income securities. As a secondary objective, the Fund seeks capital appreciation but only when consistent with its primary objective.	Morgan Stanley VIS Income Plus Portfolio - Class Y Morgan Stanley Investment Management Inc.	1.16%	10.27%	6.77%	5.76%
Seeks capital appreciation.	Putnam VT Growth Opportunities Fund - Class IB Putnam Investment Management, LLC	0.90%	38.71%	22.04%	16.94%
Seeks capital appreciation.	Putnam VT International Equity Fund - Class IB Putnam Investment Management, LLC	1.11%	12.10%	6.98%	5.43%
Seeks capital growth and current income.	Putnam VT Large Cap Value Fund - Class IB (formerly Putnam VT Equity Income Fund - Class IB) Putnam Investment Management, LLC	0.82%	5.80%	11.25%	11.60%
Seeks capital appreciation.	Putnam VT Small Cap Value Fund - Class IB Putnam Investment Management, LLC	1.40%	3.96%	7.30%	8.21%
Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.	Templeton Foreign VIP Fund - Class 2* Templeton Investment Counsel, LLC	1.11%	-1.16%	2.42%	3.30%
1. Effective May 1, 2020, the Invesco V.I. Mid Cap Growth Fund  -  Series II merged into the Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund  -  Series II. Effective May 4, 2020, the Invesco V.I. Mid Cap Growth - Series II Sub-Account will be closed to all Contract Owners except those Contract Owners who have contract value invested in the Variable Sub-Account as of the closure date.
* The Fund’s annual expenses reflect temporary fee reductions.

A-3

Appendix B: Calculation of Enhanced Earnings Death Benefit Plus Amount

Example 1:
Assume that the oldest Owner (or Annuitant if the Contract owner is a non-living person) is age 55 on the Rider Application Date and elects the Enhanced Earnings Death Benefit Plus Option when the Contract is issued. The Owner makes an initial purchase payment of $100,000. After four years, the Owner dies. On the date Allstate Life receives Due Proof of Death, the Contract Value is $125,000. Prior to his death, the Owner did not make any additional purchase payments or take any withdrawals. The calculation is:

(A) Contract Value:		$125,000.00
(B) Total Purchase Payments		$100,000.00
(C) Total Excess-of-Earnings Withdrawals:		$0.00
(D) In-Force Premium:	(D) = (B) - (C)	$100,000.00
(E) In-Force Earnings:	(E) = (A) - (D)	$25,000.00
(F) Cap:	(F) = 100% × (D)	$100,000.00
(G) Enhanced Earnings Death Benefit Plus*:	(G) = MIN [50% × (E); (F)]	$12,500.00
*    If the oldest Owner (or Annuitant if the Contract owner is a non-living person) had been between the ages of 56 and 65 on the Rider Application Date, the Enhanced Earnings Death Benefit Plus benefit would be 40% of the In-Force Earnings ($10,000.00). If the oldest Owner (or Annuitant if the Contract owner is a non-living person) had been between the ages of 66 and 75 on the Rider Application Date, the Enhanced Earnings Death Benefit Plus benefit would be 25% of the In-Force Earnings ($6,250.00).
Example 2:
Assume the same facts as above, except that the Owner has taken a withdrawal of $10,000 during the second year of the Contract. Immediately prior to withdrawal, the Contract Value is $105,000. The Contract Value on the date Allstate Life receives Due Proof of Death will be assumed to be $114,000.
The calculation of the Total Excess-of-Earnings Withdrawals is:

(1) Contract Value:		$105,000.00
(2) Total Purchase Payments:		$100,000.00
(3) Prior Excess-of-Earnings Withdrawals:		$0.00
(4) In-Force Premium:		$100,000.00
(5) In-Force Earnings:	(5) = (1) - (4)	$5,000.00
(6) Withdrawal Amount:		$10,000.00
(7) Excess-of Earnings Withdrawal:	(7) = (6) - (5) and cannot be negative	$5,000.00
(8) Total Excess-of-Earnings Withdrawals:	(8) = (3) + (7)	$5,000.00
The calculation of the Enhanced Earnings Death Benefit Plus is:

(A) Contract Value:		$114,000.00
(B) In-Force Premium (before withdrawal):		$100,000.00
(C) Total Excess-of-Earnings Withdrawals:		$5,000.00
(D) In-Force Premium (after withdrawal):	(D) = (B) - (C)	$95,000.00
(E) In-Force Earnings:	(E) = (A) - (D)	$19,000.00
(F) Cap:	(F) = 100% × (D)	$95,000.00
(G) Enhanced Earnings Death Benefit Plus*:	(G) = MIN [50% × (E); (F)]	$9,500.00
*    If the oldest Owner (or Annuitant if the Contract owner is a non-living person) had been between the ages of 56 and 65 on the Rider Application Date, the Enhanced Earnings Death Benefit Plus benefit would be 40% of the In-Force Earnings ($7,600.00). If the oldest Owner (or Annuitant if the Contract owner is a non-living person) had been between the ages of 66 and 75 on the Rider Application Date, the Enhanced Earnings Death Benefit Plus benefit would be 25% of the In-Force Earnings ($4,750.00).
B-1

Example 3:
This example is intended to illustrate the effect of adding the Enhanced Earnings Death Benefit Plus Rider after the Contract has been issued and the effect of later purchase payments. Assume that the oldest Owner (or Annuitant if the Contract owner is a non-living person) is age 70 on the Rider Application Date. At the time the Contract is issued, the Owner makes a purchase payment of $100,000. After two years pass, the Owner elects to add the Enhanced Earnings Death Benefit Plus Rider. On the date this Rider is added, the Contract Value is $110,000. Two years later, the Owner withdraws $50,000. Immediately prior to the withdrawal, the Contract Value is $130,000. Another two years later, the Owner makes an additional purchase payment of $40,000. Two years later, the Owner dies with a Contract Value of $140,000 on the date Allstate Life receives Due Proof of Death.
The calculation of the Total Excess-of-Earnings Withdrawals is:

(1) Contract Value:		$130,000.00
(2) Contract Value on Rider Date:		$110,000.00
(3) Prior Excess-of-Earnings Withdrawals:		$0.00
(4) In-Force Premium:		$110,000.00
(5) In-Force Earnings:	(5) = (1) - (4)	$20,000.00
(6) Withdrawal Amount:		$50,000.00
(7) Excess-of Earnings Withdrawal:	(7) = (6) -(5) and cannot be negative	$30,000.00
(8) Total Excess-of-Earnings Withdrawals:	(8) = (3) + (7)	$30,000.00
The calculation of the Enhanced Earnings Death Benefit Plus is:

(A) Contract Value:		$140,000.00
(B) In-Force Premium (before withdrawal and purchase payment):		$110,000.00
(C) Total Excess-of-Earnings Withdrawals:		$30,000.00
(D) Additional Purchase Payment:		$40,000.00
(E) In-Force Premium (after withdrawal and purchase payment):		$120,000.00
(F) In-Force Earnings:	(F) = (A) - (E)	$20,000.00
(G) Cap:	(G) = 50% × (E)	$60,000.00
(H) Enhanced Earnings Death Benefit Plus*:	(H) = MIN [25% × (F); (G)]	$5,000.00
*    If the oldest Owner (or Annuitant if the Contract owner is a non-living person) had been age 55 or younger on the Rider Application Date, the Enhanced Earnings Death Benefit Plus benefit would be 50% of the In-Force Earnings ($10,000.00). If the oldest Owner (or Annuitant if the Contract owner is a non-living person) had been between the ages of 56 and 65 on the Rider Application Date, the Enhanced Earnings Death Benefit Plus benefit would be 40% of the In-Force Earnings ($8,000.00).
B-2

Appendix C: Calculation Of Optional Benefits
Examples: Income Benefit Combination 2 – Contract Value Increase, Additional Purchase Payment Adjustment and Withdrawal Adjustment
The Income Base for Income Benefit Combination 2 is the greatest of Income Base A and Income Base B.
The Income Base A calculation is the same as that for the Performance Income Benefit.
Income Base B is calculated daily using a specified accumulation rate and is also adjusted for purchase payments and withdrawals.
The rider is added at issue and the purchase payment is $100,000. Income Base B is $100,000. A benefit accumulation rate of 5% applies.
On the first Contract Anniversary, Income Base B is $105,000, provided the oldest Contract owner has not reached his or her 85 th birthday.
Regardless of the age of the owner(s), purchase payments increase Income Base B dollar-for-dollar by the payment amount at the time of the payment.
Also, regardless of the owner(s) age, withdrawals proportionally decrease Income Base B at the time of the withdrawal, as described in the Enhanced Death Benefit :
The most recently calculated Income Base B is $110,000. A withdrawal of $5,000 is taken. The Contract Value prior to the withdrawal is $100,000. Income Base B is reduced proportionally on the date of the withdrawal, by:
($5,000 / $100,000) x $110,000 = $5,500
and Income Base B is $104,500.

Examples: Performance Death Benefit – Contract Value Increase, Additional Purchase Payment Adjustment and Withdrawal Adjustment
The rider is added at issue and the purchase payment is $100,000. The Performance Death Benefit is $100,000. The oldest Contract owner is 70 years old.
On the first Contract Anniversary, the Contract Value is $102,000. The Performance Death Benefit is increased to $102,000 since the Contract Value exceeds the most recently calculated Performance Death Benefit of $100,000.
On the second Contract Anniversary, the Contract Value is $97,000. The Performance Death Benefit remains $102,000 since the most recently calculated Performance Death Benefit exceeds the Contract Value.
The Contract Anniversary comparisons will be made until the older Contract owner has attained age 85.
Regardless of the age of the owner(s), purchase payments increase the Performance Death Benefit dollar-for-dollar by the payment amount at the time of the payment.
Also, regardless of the owner(s) age, withdrawals proportionally decrease the Performance Death Benefit at the time of the withdrawal, as described in the Enhanced Death Benefit :
The most recently calculated Performance Death Benefit is $110,000. A withdrawal of $5,000 is taken. The Contract Value prior to the withdrawal is $100,000. The Performance Death Benefit is reduced proportionally on the date of the withdrawal, by:
($5,000 / $100,000) x $110,000 = $5,500
and the Performance Death Benefit is $104,500.

C-1

Appendix D - Calculation of Contract Features

Six- Month Dollar Cost Averaging Fixed Account Option
Money in the Six-Month Dollar Cost Averaging Fixed Account will earn interest at the annual rate in effect at the time of allocation for the Six- Month Dollar Cost Averaging Fixed Account. Each purchase payment and associated interest in the Six-Month Dollar Cost Averaging Fixed Account must be transferred to sub-accounts of the variable account in equal monthly installments within the six-month transfer period. If the Six-Month Dollar Cost Averaging Fixed Account is discontinued prior to the last scheduled transfer, the remaining balance in the Six-Month Dollar Cost Averaging Fixed Account will immediately be transferred to the money market sub-account unless a different variable subaccount is requested. In this example, the policyholder allocates $100,000 to a Six-Month Dollar Cost Averaging Fixed Account. The example assumes an immediate transfer of the first installment. Six equal payments of $16,769.47 are transferred to the sub-accounts each month. These six equal payments result in the entire $100,000 purchase payment and associated interest being transferred to the Variable Sub-Accounts within the six-month transfer period.

Month	Beginning of Month	Beginning of Month Transfer	Interest	End of Month Balance
1	$100,000.00	$16,769.47	$205.27	$83,435.80
2	$83,435.80	$16,769.47	$164.42	$66,830.75
3	$66,830.75	$16,769.47	$123.46	$50,184.74
4	$50,184.74	$16,769.47	$82.41	$33,497.68
5	$33,497.68	$16,769.47	$41.26	$16,769.47
6	$16,769.47	$16,769.47	$0.00	$0.00

12 Month Dollar Cost Averaging Fixed Account Option
Money in the Twelve-Month Dollar Cost Averaging Fixed Account will earn interest at the annual rate in effect at the time of allocation for the Twelve- Month Dollar Cost Averaging Fixed Account. Each purchase payment and associated interest in the Twelve-Month Dollar Cost Averaging Fixed Account must be transferred to sub-accounts of the variable account in equal monthly installments within the twelve-month transfer period. If the Twelve-Month Dollar Cost Averaging Fixed Account is discontinued prior to the last scheduled transfer, the remaining balance in the Twelve-Month Dollar Cost Averaging Fixed Account will immediately be transferred to the money market sub-account unless a different variable subaccount is requested. In this example, the policyholder allocates $100,000 to a Twelve-Month Dollar Cost Averaging Fixed Account. The example assumes an immediate transfer of the first installment. Twelve equal payments of $8,446.69 are transferred to the sub-accounts each month. These twelve equal payments result in the entire $100,000 purchase payment and associated interest being transferred to the Variable Sub-Accounts within the twelve-month transfer period.

Month	Beginning of Month	Beginning of Month Transfer	Interest	End of Month Balance
1	$100,000.00	$8,446.69	$225.80	$91,779.10
2	$91,779.10	$8,446.69	$205.52	$83,537.93
3	$83,537.93	$8,446.69	$185.20	$75,276.43
4	$75,276.43	$8,446.69	$164.82	$66,994.55
5	$66,994.55	$8,446.69	$144.39	$58,692.25
6	$58,692.25	$8,446.69	$123.92	$50,369.48
7	$50,369.48	$8,446.69	$103.39	$42,026.18
8	$42,026.18	$8,446.69	$82.82	$33,662.30
9	$33,662.30	$8,446.69	$62.19	$25,277.79
10	$25,277.79	$8,446.69	$41.51	$16,872.61
11	$16,872.61	$8,446.69	$20.78	$8,446.69
12	$8,446.69	$8,446.69	$0.00	$0.00

D-1

Basic Dollar Cost Averaging
Through our Dollar Cost Averaging Program, you may automatically transfer a fixed dollar amount on a regular basis from any Variable Sub-Account or any Fixed Account Option to any of the other Variable Sub-Accounts. You may not use the Dollar Cost Averaging Program to transfer amounts to the Fixed Account Options. This program is available only during the Accumulation Phase. In this example, the policyholder elects to transfer a specified fixed amount of $1,000 monthly from Variable Sub-Account A to Variable Sub-Account B.

Month	Balance of Variable Sub-Account A Prior to Transfer	Balance of Variable Sub-Account B Prior to Transfer	Transfer from Variable Sub-Account A to Variable Sub-Account B	Balance of Variable Sub-Account A After Transfer	Balance of Variable Sub-Account B After Transfer
1	$100,000.00	$100,000.00	$1,000.00	$99,000.00	$101,000.00
Automatic Portfolio Rebalancing
Automatic Portfolio Rebalancing allows the customer to rebalance the sub-accounts within the Variable Account to the desired allocation on a monthly, quarterly, semi-annual, or annual basis, determined on the first date the customer decides to rebalance.
In this example, the customer decides to allocate $100,000 across 3 funds, 60% to Fund A, 25% to Fund B and 15% to Fund C. The customer rebalances on an annual basis. 1 year after $100,000 is invested in three different funds, Fund A grew 22%, Fund B grew 9% and the Fund C grew 4%.

	Original Allocation		Fund Performance	Year End Allocation Prior to Rebalance		Year End Allocation After Rebalance
Fund A	60%	$60,000.00	22%	63.1%	$73,200.00	60%	$69,630.00
Fund B	25%	$25,000.00	9%	23.5%	$27,250.00	25%	$29,012.50
Fund C	15%	$15,000.00	4%	13.4%	$15,600.00	15%	$17,407.50
Total	100%	$100,000.00		100.0%	$116,050.00	100%	$116,050.00
At the end of one year, the percentage of funds allocated to Fund A changed from 60% to 63.1%. Fund B changed from 25% to 23.5% and Fund C changed from 15% to 13.4%. The auto-rebalance feature rebalances the sub-accounts within the Variable Account to reflect the specified allocation. The number of units for each sub-account are adjusted to reflect the specified allocation percentages. The rebalanced allocation reflects the specified allocations of 60% in Fund A, 25% in Fund B and 15% in Fund C.
Systematic Withdrawal
A systematic withdrawal schedule is a method of withdrawing funds from an annuity account that specifies the amount and frequency of the payments to be made to the policyholder. A systematic withdrawal schedule can be set up to be paid monthly, quarterly, semi-annually, or annually. Policyholders are not guaranteed lifelong payments. With the systematic withdrawal schedule, one chooses instead to withdraw funds from an account, bearing the risk that the funds become depleted. You may pay taxes on annuity payments, although they grow in a tax-deferred account. In this example, a policyholder allocates funds to four Variable Sub Accounts. Fund A holds 35% of all funds, Fund B holds 30%, Fund C holds 20%, and Fund D holds 15%. The policyholder sets up a $2,000 monthly withdrawal. With the allocation above, $700 (35%) of the withdrawal amount would come from Fund A, $600 (30%) would come from Fund B, $400 (20%) would come from Fund C, and $300 (15%) would come from Fund D.
Automatic Additions Program
The Automatic Additions Program allows you to add subsequent purchase payments per month through automatic transfers from your bank account. Automatic Additions are not available with Dollar Cost Averaging Fixed Account Option. Subsequent purchase payments must be at least $50. In this example, a policyholder allocates funds to four Variable Sub Accounts. The policyholder allocates 35% to Fund A, 30% to Fund B, 20% to Fund C and 15% to Fund D. The policyholder sets up a $2,000 monthly automatic addition. $700 (35%) of the added amount would go to Fund A, $600 (30%) would go to Fund B, $400 (20%) would go to Fund C, and $300 (15%) would go to Fund D.
D-2

We (Allstate Life) have filed a Statement of Additional Information, dated April 30, 2021, with the Securities and Exchange Commission (“SEC”). It contains additional important information about the Contracts, and Allstate Life, and the Allstate Financial Advisors Separate Account I, and is incorporated herein by reference, which means that it is legally a part of this prospectus. For a free copy, or to request other information about the Contracts, and to make investor inquiries, please write to us at P.O. Box 758543, Topeka, KS 66675-8566, or call us at 1-800-457-7617. You may also visit our website at www.accessallstate.com

Reports and other information about Allstate Life and the Allstate Financial Advisors Separate Account I are available on the
Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

MORGAN3

Edgar Contract Identifier: C000005162 Morgan Stanley Variable Annuity 3

MORGAN3

Morgan Stanley Variable Annuity II Asset Manager
An individual and group flexible premium deferred variable annuity contract
Registrant: ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
Issued by: Allstate Life Insurance Company (“Allstate Life”)
Allstate Life Insurance Company
Street Address: 5801 SW 6th Ave., Topeka, KS 66606-0001
Mailing Address: P.O. Box 758543, Topeka, KS 66675-8566
Telephone Number: 1-800-457-7617
Fax: 1-785-228-4584
Prospectus dated April 30, 2021

Allstate Life Insurance Company (“Allstate Life”) offered the Morgan Stanley Variable Annuity II AssetManager, an individual and group flexible premium deferred variable annuity contract (“Contract”). Please keep it for future reference. The Contract is no longer offered for new sales effective July 1, 2003. If you have already purchased the Contract you may continue to make purchase payments according to the Contract.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
IMPORTANT INFORMATION
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual shareholder reports for portfolios available under your contract are no longer sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports are available online at www.accessallstate.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by calling 1-800-457-7617.
You may elect to receive all future shareholder reports in paper free of charge by calling 1-800-457-7617. Your election to receive reports in paper will apply to all portfolios available under your contract.

IMPORTANT NOTICES
The SEC has not approved or disapproved the securities described in this prospectus, nor has it passed upon the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a federal crime.

Investment in the Contracts involves investment risks, including possible loss of principal.

MSASSET2PROS

Glossary of Terms
We set forth here definitions of some key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the sections of the prospectus that use such terms.
Accumulation Phase: The period of time that begins on the date we issue your Contract (“Issue Date”) and continues until the Payout Start Date, which is the date we apply your money to provide income payments.
Accumulation Unit: A unit of measurement used to calculate the value of your investment in the Variable Sub-Accounts during the Accumulation Phase.
Accumulation Unit Value: The separate value for each Variable Sub-Account’s Accumulation Unit. Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund.
Allstate Life (“we”): The issuer of the Morgan Stanley Variable Annuity II AssetManager, an individual and group flexible premium deferred variable annuity contract (“Contract”).
Annuitant: The individual whose life span we use to determine income payments as well as the latest Payout Start Date. The annuitant must be a living person, whose age cannot exceed 90 as of the date we receive the completed application.
Automatic Additions Program: A program that may enable you to make subsequent purchase payments of at least $25 by automatically transferring amounts from your bank account or your Morgan Stanley Active Assets™ Account. Please consult your Morgan Stanley Financial Advisor for details.
Automatic Portfolio Rebalancing Program: A program, available during the Accumulation Phase, that provides for the automatic rebalancing of the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations after the performance of each Sub-Account causes a shift in the percentage you allocated to each Sub-Account.
Beneficiary(ies): The natural person(s) or entity(ies) designated as the recipients of the Death Benefit, you may name one or more primary and contingent Beneficiaries when you apply for a Contract. You may change or add Beneficiaries at any time, unless you have designated an irrevocable Beneficiary.
•Primary Beneficiary: The person who may elect to receive the death benefit or become the new Contract owner subject to the Death of Owner provision if the sole surviving Contract owner dies before the Payout Start Date. If the sole surviving Contract owner dies after the Payout Start Date, the primary Beneficiary will receive any guaranteed income payments scheduled to continue.
•Contingent Beneficiary: The person selected by the Contract owner who will exercise the rights of the primary Beneficiary if all named primary Beneficiaries die before the death of the sole surviving Contract owner.
Charge Free Withdrawal Amount: An amount equal to 15% of the amount of purchase payments as of the Rider Date or the most recent Contract Anniversary, whichever is later. As with all withdrawals, we will treat withdrawals as coming from the oldest purchase payments first. Unused portions of the Charge Free Withdrawal Amount do not carry forward to future Contract Years.
Code: The Internal Revenue Code of 1986, as amended.
Contract: The Morgan Stanley Variable Annuity II AssetManager, an individual and group flexible premium deferred variable annuity contract, is a contract between you, the Contract owner, and Allstate Life, a life insurance company. In certain states the Contract was available only as a group Contract. In these states, we issued you a certificate that represents your ownership and that summarizes the provisions of the group Contract. References to "Contract" in this prospectus include certificates unless the context requires otherwise.
Contract Anniversary: Each twelve-month period from that date of your contract’s issue date.
Contract Owner: The person or entity who may exercise all of the rights and privileges provided by the Contract.
Contract Value: During the Accumulation Phase, your Contract Value is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus the value of your investment in the Fixed Account Options.
Death Benefit Anniversary: Every 6th Contract Anniversary beginning with the 6th Contract Anniversary. For example, the 6th, 12th and 18th Contract Anniversaries are the first three Death Benefit Anniversaries.
Death Benefit Combination Option: Under this option, the death benefit payable will be the greater of the death benefits provided by the Enhanced Death Benefit or the Performance Death Benefit (both calculated until the oldest Contract owner, or Annuitant if the Contract owner is a non-living person, attains age 85).
1

Dollar Cost Averaging Program: A program that automatically transfers a set amount every month (or other intervals we may offer) during the Accumulation Phase from any Variable Sub-Account or the Dollar Cost Averaging Fixed Account Option(s) to any Variable Sub-Account. Transfers made through dollar cost averaging must be $100 or more.
Dollar Cost Averaging Fixed Account Options: We currently offer the basic Dollar Cost Averaging Fixed Account Option. The 6 and 12-month Dollar Cost Averaging Options are currently not available. Please consult with your Morgan Stanley Financial Advisor for current information.
•Basic Dollar Cost Averaging Option: Under this option, purchase payments that you allocate to the Basic Dollar Cost Averaging Option will earn interest for a 1-year period at the current rate in effect at the time of allocation. We will credit interest daily at a rate that will compound over the year to the annual interest rate we guaranteed at the time of allocation.
Due Proof of Death: Documentation needed when there is a request for payment of the death benefit. We will accept the following documentation as Due Proof of Death: a certified copy of death certificate, a certified copy of decree of a court of competent jurisdiction as to the finding of death, or any other proof acceptable to us.
Enhanced Death Benefit Option: An option providing that, on the date we issue the rider for this option (“Rider Date”), the death benefit is equal to the Contract Value. On the first Contract anniversary after the Rider Date, the Enhanced Death Benefit is equal to the Contract Value on the Rider Date plus interest at an annual rate of 5% per year for the portion of a year since the Rider Date. On each subsequent Contract Anniversary, but not beyond the Contract Anniversary preceding the oldest Contract owner's 75th birthday, we will recalculate the Enhanced Death Benefit, which results in an increase of 5% annually. Further, for all ages, we will adjust the Enhanced Death Benefit on each Contract Anniversary, or upon receipt of a death claim. We are no longer offering the Enhanced Death Benefit option as a rider to the Contract in most states.
Fixed Account Options: The Fixed Account Option we offer includes the Basic Dollar Cost Averaging Option. We may offer additional Fixed Account Options in the future. Some Options are not available in all states.
Good Order: Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order.
Guarantee Periods: The period of time during which we credit a fixed rate of interest to the Fixed Account. You may allocate purchase payments or transfers to one or more Guarantee Periods of the Fixed Account.
Income Plan: A series of scheduled payments to you or someone you designate. You may choose and change your choice of Income Plan until 30 days before the Payout Start Date. After the Payout Start Date, you may not make withdrawals (except as described below) or change your choice of Income Plan.
Investment Alternatives: The Fixed Account Option and the Variable Sub-Accounts that invest in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. For more complete information about each Portfolio, including the investment objective(s), expenses and risks associated with the Portfolio, please refer to the prospectuses for the Portfolios.
Payout Start Date: The day that money is applied to an Income Plan. The Payout Start Date must be at least 30 days after the Issue Date, and no later than the first day of the calendar month after the Annuitant’s 99th birthday, or the 10th Contract Anniversary, if later.
Performance Benefit Combination Option: This Option, which is no longer offered, combines the Performance Death Benefit with the Performance Income Benefit. If you select the Performance Benefit Combination Option, the maximum age of any owner and Annuitant as of the date we receive the completed application, or the date we receive the written request to add the rider, whichever is later, cannot exceed age 75.
Performance Death Benefit Option: An option providing that, on each Contract Anniversary, we will recalculate your Performance Death Benefit to equal the greater of your Contract Value on that date, or the most recently calculated Performance Death Benefit.
Performance Income Benefit: On the date we issued the rider for this benefit (“Rider Date”), the Performance Income Benefit is equal to the Contract Value. On each Contract Anniversary, we will recalculate your Performance Income Benefit to equal the greater of your Contract Value on that date or the most recently calculated Performance Income Benefit. We will also recalculate your Performance Income Benefit whenever you make an additional purchase payment or a partial withdrawal. In the absence of any withdrawals or purchase payments, the Performance Income Benefit will be the greatest of the Contract Value on the Rider Date and

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all Contract Anniversary Contract Values on or prior to the Payout Start Date. The Performance Income Benefit Option can no longer be added to your Contract.
Portfolios: Underlying mutual fund(s) in which a Variable Sub-Account invests. We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value.
Systematic Withdrawal Payments: The option to receive systematic withdrawal payments on a monthly basis at any time prior to the Payout Start Date. The minimum amount of each systematic withdrawal is $100. We will deposit systematic withdrawal payments into the Contract owner’s bank account or Morgan Stanley Active Assets™ – Account. Please consult with your Morgan Stanley Financial Advisor for details.
Tax qualified contracts: Contracts held in a plan which provides that the income on tax sheltered annuities is tax deferred, and the income from annuities held by such plans does not receive any additional tax deferral. You should review the other annuity features, including all benefits and expenses, prior to purchasing an annuity as a TSA or IRA.
Valuation Date: Another term for “business day,” which refers to each day Monday through Friday that the New York Stock Exchange is open for business.
Variable Account: A segregated asset account under Illinois insurance law. That means we account for the Variable Account’s income, gains, and losses separately from the results of our other operations. The Variable Account consists of multiple Variable Sub- Accounts, each of which is available under the Contract.
Variable Sub-Account: An investment in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies.
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Important Information You Should Consider About the Contract

	Fees and Expenses			Location in Prospectus
Charges for Early Withdrawals
If you withdraw money from the Contract within one year following your last purchase payment, you will be assessed a maximum Withdrawal Charge of 1% of the purchase payments withdrawn, declining to 0% over 1 year. For example, if you make an early withdrawal, you could pay a Withdrawal Charge of up to $1,000 on a $100,000 investment.
				Expenses
Transaction Charges
In addition to Withdrawal Charges, you may also be charged for when you transfer cash value between Investment Alternatives.

Transfer Fee. We reserve the right to charge a $10 fee for transfers among Investment Alternatives after the first 12 transfers per Contract Year.
				Expenses and Investment Alternatives: Transfers
Ongoing Fees and Expenses (as Annual Charges)	The following table describe the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract data page for information about the specific fees you will pay each year based on the Contract options you have elected.			Expenses, Income Payments and Death Benefits
	Annual Fee	Minimum	Maximum
	Base Contract (as a percentage of Separate Account assets)	1.59%	1.625%
	Investment Options (Portfolio fees and expenses) (as a percentage of portfolio average daily net assets)	0.24%	1.60%
	Optional benefits available for an additional charge (for a single optional benefit, if elected) (as a percentage of Separate Account assets)	0.13%	0.24%
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add Withdrawal Charges that substantially increase costs.

	Lowest Annual Cost: $1,910	Highest Annual Cost: $3,769
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of Contract charges and Portfolio Company fees and expenses
•No optional benefits
•No sales charges
•No additional purchase payments, transfers or withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of Contract charges, optional benefits and Portfolio Company fees and expenses.
•No sales charges
•No additional purchase payments, transfers or withdrawals

	Risks	Location in Prospectus
Risk of Loss	You can lose money by investing in the Contract.	Principal Risks
Not a Short-Term Investment	This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawal charges will reduce the value of your Contract if you withdraw money during the period of time that withdrawal charges are assessed on your Contract. Any withdrawals you make prior to the age of 59 ½ may also be subject to an additional federal 10% tax penalty.	Expenses, Investment Alternatives: Transfers, Taxes
Risks Associated with Investment Options	An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Alternatives available under the Contract (e.g.,the Portfolios). Each investment option, including any investment alternatives, will have its own unique risks. You should review these Investment Alternatives before making an investment decision.	Important Notices, Investment Alternatives: The Variable Sub-Accounts

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Insurance Company Risks	An investment in the Contract is subject to the risks related to Allstate Life. Any obligations (including under any fixed account Investment Alternatives), guarantees, or benefits are subject to the claims-paying ability of Allstate Life. If Allstate Life experiences financial distress, it may not be able to meet its obligations to you. More information about Allstate Life, including its financial strength ratings, is available upon request by calling 1-800-457-7617.	Investment Alternatives: The Fixed Account Options

	Restrictions	Location in Prospectus
Investments
•Certain Variable Sub-Accounts may not be available depending on the date you purchased your Contract. In addition, Certain Variable Sub-Accounts are closed to Contract Owners not invested in the specified Variable Sub-Accounts by a designated date.
•We reserve the right to remove or substitute Portfolios as Investment Alternatives.
•Not all Fixed Account Options may be available in all states or with all Contracts.
•There may be limitations on transfers of Contract Value among Variable Sub-Accounts and from the Fixed Account.

We reserve the right to assess, a $10 charge on each transfer in excess of 12 per Contract Year.
Expenses, Investment Alternatives
Optional Benefits
We may discontinue or modify any of the optional benefits at any time prior to the time you elect it. Withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.
Income Payments and Death Benefits

	Taxes	Location in Prospectus
Tax Implications	You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract. There is no additional tax benefit to You if the Contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may also be subject to an additional federal 10% tax penalty if taken before age 59½ .	Taxes

	Conflicts of Interest	Location in Prospectus
Investment Professional Compensation	Some investment professionals may receive compensation for selling the Contracts to you in the form of commissions and other non-cash compensation (e.g., marketing allowances). Thus, these investment professionals may have a financial incentive to offer or recommend the Contracts over another investment.	More Information
Exchanges	Some investment professionals may have a financial incentive to offer an investor a new contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own your existing Contract.

Overview of the Contract
Purpose
This Contract is a variable annuity contract and is designed to help the investor accumulate assets on a tax-deferred basis through an investment portfolio and to provide or supplement the investor’s retirement income. This Contract is appropriate for an investor who has a higher risk tolerance, an understanding of investments, a long-term investment horizon, and has funds available to invest that are not required to meet current needs. The Contract is not intended for people who may need to make early or frequent withdrawals.
The Contract has various optional features and benefits that may be appropriate for you based on your financial objectives and situation. These optional features may impose additional fees, as summarized below in the Expense Table. The Contract also offers certain death benefit features, which can be used to transfer assets to your beneficiaries.

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Phases of the Contract
Accumulation Phase: This is the period of time that begins on the date we issue your Contract (“Issue Date”) and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Investment Alternatives. If you invest in the Fixed Account Options, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Portfolios.
Additional information about each Portfolio is provided in Appendix A to this prospectus.
Payout Phase: You receive income payments during what we call the “Payout Phase” of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select. During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub- Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Portfolios.
Generally, you may not make withdrawals after the Payout Start Date. One exception to this rule applies if you are receiving variable income payments that do not depend on the life of the Annuitant. In that case you may terminate all or part of the Variable Account portion of the income payments at any time and receive a lump sum equal to the present value of the remaining variable payments associated with the amount withdrawn.
After the Payout Start Date, death benefits and any living benefits will terminate.

Contract Features
Death Benefit	At no additional charge, if the Contract Owner or Annuitant die before the Payout Start Date, we will pay a standard death benefit subject to certain conditions.

For an added charge, you can also select an additional death benefit option, which may increase the amount of money payable to your designated beneficiaries upon your death. These benefits are more fully described in the “Death Benefits” section of this prospectus.
Accessing Your Money	You may withdraw some or all of your Contract Value at any time during the Accumulation Phase. In general, you must withdraw at least $100 at a time or the total amount in the investment alternative, if less. Withdrawals taken prior to annuitization (referred to in this prospectus as the Payout Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional federal 10% tax penalty. A withdrawal charge also may apply.
If the amount you withdraw reduces your Contract Value to less than $500, we may treat it as a request to withdraw your entire Contract Value. Your Contract will terminate if you withdraw all of your Contract Value.
Optional Withdrawal Benefits	We offer optional benefits riders that, for an additional charge, offer protection against market risk (the risk that your investments may decline in value or underperform your expectations) and guarantee a minimum lifetime income.
Dollar Cost Averaging	Through our Dollar Cost Averaging Program, at no additional charge, you may automatically transfer a set amount every month (or other intervals we may offer) during the Accumulation Phase from any Variable Sub-Account or the Dollar Cost Averaging Fixed Account Option(s) to any Variable Sub-Account.
Portfolio Rebalancing	If you select our Automatic Portfolio Rebalancing Program, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations on a quarterly basis at no additional charge. We will not include money you allocate to the Fixed Account Options in the Automatic Portfolio Rebalancing Program.

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Systematic Withdrawal Program	This program, at no additional charge, allows you to receive regular automatic withdrawals from your Contract on a monthly basis at any time prior to the Payout Start Date.

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Expense Table
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from your variable annuity contract. Please refer to your Contract data page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract value between Investment Alternatives. State premium taxes may also be deducted.
Transaction Expenses

Withdrawal Charge(1):	Maximum
(as a percentage of purchase payments withdrawn)	1%

Transfer Fee(2):	$10

(1)	Withdrawal Charges in subsequent years*
	Number of Complete Years Since We Received the Payment Being Withdrawn	1	2+
	Applicable Charge	1%	0%
*
During each Contract Year, you may withdraw up to 15% of the aggregate amount of your purchase payments as of the beginning of the Contract Year without incurring a withdrawal charge. See “Withdrawal Charges” for more information.

(2)	There is no charge for the first 12 transfers within a Contract Year, excluding transfers due to dollar cost averaging and automatic portfolio rebalancing.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.
Annual Contract Expenses

Annual Fee	Maximum	Current
Contract Maintenance Charge(1)	$35	$35
Base Contract Expense (as a percentage of variable account assets)	1.59%	1.59%
Optional benefits available for an additional charge: (as a percentage of separate account assets)
Enhanced Death Benefit Option(2)	0.13%	0.13%
Performance Death Benefit Option	0.13%	0.13%
Performance Income Benefit Option(2)	0.13%	0.13%
Performance Benefit Combination Option(2)(3)	0.24%	0.24%
Death Benefit Combination(3)	0.24%	0.24%
(1) The Contract Maintenance Charge will be waived if total purchase payments are $50,000 or more or if all money is allocated to the Fixed Account options on the Contract anniversary.
(2) These Options are no longer available to be added to your Contract.
(3) Only one optional "combination" benefit is allowed at any time.
The next item shows the minimum and maximum total operating expenses charged by the Portfolio Companies that you may pay periodically during the time that you own the Contract. A complete list of Portfolio Companies available under the Contract, including their annual expenses, may be found at the back of this document.
Annual Portfolio Company Expenses

	Minimum	Maximum
Total Annual Portfolio Operating Expenses (1) (expenses that are deducted from Portfolio assets, which may include management fees, distribution and/or services (12b-1) fees, and other expenses)	0.24%	1.60%
(1)     Expenses are shown as a percentage of portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2020.

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EXAMPLE
This example is intended to help you compare the cost of investing in the Contracts with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, and Portfolio fees and expenses.
The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of Annual Portfolio Company Expenses and optional benefits available for an additional charge. These optional benefits include the Performance Benefit Combination Option. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Assuming Maximum Total Annual Portfolio Expenses				Assuming Minimum Total Annual Portfolio Expenses
	1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs
If you surrender your annuity at the end of the applicable time period:	$4,769	$11,435	$19,277	$39,675	$3,401	$7,387	$12,625	$26,920
If you annuitize your annuity or if you do not surrender your annuity at the end of the applicable time period:	$3,769	$11,435	$19,277	$39,675	$2,401	$7,387	$12,625	$26,920
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Principal Risks of Investing in the Contract
Risk of Loss
You can lose money by investing in the Contract.
Not a Short-Term Investment
This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawal charges will reduce the value of your Contract if you withdraw money during the period of time that withdrawal charges are assessed on your Contract. Any withdrawals you make prior to the age of 59 ½ may also be subject to a 10% additional tax penalty.
Risks Associated with Investment Alternatives
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Alternatives available under the Contract (e.g., the Portfolios). Each investment option, including any fixed account investment option, will have its own unique risks. You should review these Investment Alternatives before making an investment decision.
Insurance Company Risks
An investment in the Contract is subject to the risks related to Allstate Life. Any obligations (including under any fixed account Investment Alternatives), guarantees, or benefits are subject to the claims-paying ability of Allstate Life. If Allstate Life experiences financial distress, it may not be able to meet its obligations to you. More information about Allstate Life, including its financial strength ratings, is available upon request by calling 1-800-457-7617.
Investment Risk
Amounts you allocate to Variable Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which those Variable Sub-Accounts invest. You bear the investment risk that the Portfolios might not meet their investment objectives. Shares of the Portfolios are not deposits, or obligations of, or guaranteed or endorsed by any bank and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. In other words, you could lose your investment.
Access to Cash Value
You can withdraw some or all of your Contract Value at any time during the Accumulation Phase, but you may be subject to a withdrawal charge and other fees and taxes. Withdrawals also are available under limited circumstances on or after the Payout Start Date. You can withdraw money from the Variable Account and/ or the Fixed Account Options. The amount payable upon withdrawal is the Contract Value (or portion thereof) less any withdrawal charges, contract maintenance charges, income tax withholding, and any premium taxes. In general, you must withdraw at least $500 at a time. During each Contract Year, you may withdraw up to 15% of the aggregate amount of your purchase payments as of the beginning of the Contract Year without incurring a withdrawal charge.
Tax Consequences
If you make a partial withdrawal under a Non-Qualified Contract, the amount you receive will be taxed as ordinary income, rather than as return of cost basis, until all gain has been withdrawn. If you make a full withdrawal under a Non-Qualified Contract, the amount received will be taxable only to the extent it exceeds your cost basis in the Contract. Any withdrawals you make prior to the age of 59 ½ may also be subject to an additional 10% tax penalty.

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The Contract
CONTRACT OWNER
The Variable Annuity II AssetManager is a contract between you, the Contract owner, and Allstate Life, a life insurance company. As the Contract owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):
1.the investment alternatives during the Accumulation and Payout Phases,
2.the amount and timing of your purchase payments and withdrawals,
3.the programs you want to use to invest or withdraw money,
4.the income payment plan you want to use to receive retirement income,
5.the Annuitant (either yourself or someone else) on whose life the income payments will be based,
6.the owner, while the Annuitant is alive,
7.the Beneficiary or Beneficiaries who will receive the benefits that the Contract provides when the last surviving Contract owner dies, and
8.any other rights that the Contract provides.
If you die, any surviving Contract owner or, if none, the Beneficiary will exercise the rights and privileges provided to them by the Contract.
The Contract cannot be jointly owned by both a non- living person and a living person. If the Contract owner is a grantor trust, the Contract owner will be considered a non-living person for purposes of this section and the Death Benefits section. The age of the oldest Contract owner cannot exceed age 90 as of the date we receive the completed application or request to select a new Contract owner.
Changing ownership of this contract may cause adverse tax consequences and may not be allowed under qualified plans. Please consult with a tax advisor prior to making a request for a change of Contract owner.
The Contract can also be purchased as an IRA or TSA (also known as a 403(b)). The endorsements required to qualify these annuities under the Code may limit or modify your rights and privileges under the Contract.
ANNUITANT
The Annuitant is the individual whose life span we use to determine income payments as well as the latest Payout Start Date. You initially designate an Annuitant in your application. The age of the oldest Annuitant cannot exceed 90 as of the date we receive the completed application. If the Contract owner is a living person, you may change the Annuitant before the Payout Start Date. Before the Payout Start Date, you may also designate a joint Annuitant, who is a second person on whose life income payments depend. If a non-Qualified contract is held by a non-living person, any change in the Annuitant will be treated as the death of the Annuitant and will activate the distribution requirements outlined in the Death Benefit section.
BENEFICIARY
You may name one or more primary and contingent Beneficiaries when you apply for a Contract. The primary Beneficiary is the person who may elect to receive the death benefit or become the new Contract owner subject to the Death of Owner provision if the sole surviving Contract owner dies before the Payout Start Date. If the sole surviving Contract owner dies after the Payout Start Date, the primary Beneficiary will receive any guaranteed income payments scheduled to continue.
A contingent Beneficiary is the person selected by the Contract owner who will exercise the rights of the primary Beneficiary if all named primary Beneficiaries die before the death of the sole surviving Contract owner.
You may change or add Beneficiaries at any time, unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be signed by you and filed with us. After we accept the form, the change of Beneficiary will be effective as of the date you signed the form. Until we receive your written notice to change a Beneficiary, we are entitled to rely on the most recent Beneficiary information in our files. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice to us promptly. Each Beneficiary change is subject to any payment made by us or any other action we take before we accept the change.
You may restrict income payments to Beneficiaries by providing us with a written request. Once we accept the written request, the restriction will take effect as of the date you signed the request. Any restriction is subject to any payment made we make or any other action we take before we accept the request.

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If you did not name a Beneficiary or, unless otherwise provided in the Beneficiary designation, if a named Beneficiary is no longer living and there are no other surviving primary or contingent Beneficiaries when the death benefit becomes payable, the new Beneficiary will be:
1.your spouse or, if he or she is no longer alive,
2.your surviving children equally, or if you have no surviving children,
3.your estate.
If there is more than one Beneficiary and one of the Beneficiaries is a corporation or other type of non-living person, all Beneficiaries will be considered to be non-living persons for the above purposes.
Unless you have provided directions to the contrary, the Beneficiaries will take equal shares. If there is more than one Beneficiary in a class (e.g., more than one primary Beneficiary) and one of the Beneficiaries predeceases the Contract owner, the remaining Beneficiaries in that class will divide the deceased Beneficiary’s share in proportion to the original share of the remaining Beneficiaries.
If there is more than one Beneficiary taking shares of the death benefit, each Beneficiary will be treated as a separate and independent owner of his or her respective share of the death benefit. Each Beneficiary will exercise all rights related to his or her share of the death benefit, including the sole right to select a payout option, subject to any restrictions previously placed upon the Beneficiary. Each Beneficiary may designate a Beneficiary(ies) for his or her respective share, but that designated Beneficiary(ies) will be restricted to the payout option chosen by the original Beneficiary.
MODIFICATION OF THE CONTRACT
Only an Allstate Life officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.
ASSIGNMENT
No owner has a right to assign any interest in a Contract as collateral or security for a loan. However, you may assign periodic income payments under the Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are payable to the Beneficiary. We will not be bound by any assignment until you sign it and file it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes or assessment of the 10% additional tax penalty. You should consult with your attorney before trying to assign your Contract.

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Purchases
MINIMUM PURCHASE PAYMENTS
You may make additional purchase payments of at least $100 at any time prior to the Payout Start Date. Higher minimums may apply to the allocation of those purchase payments to investment alternatives as described below. We reserve the right to limit the maximum amount of purchase payments we will accept. We may apply certain limitations, restrictions, and/or underwriting standards as a condition of acceptance of purchase payments.
AUTOMATIC ADDITIONS PROGRAM
You may make subsequent purchase payments of at least $100 by automatically transferring amounts from your bank account or your Morgan Stanley Active Assets™ Account. Please consult your Morgan Stanley Financial Advisor for details.
See Appendix C for numerical examples that illustrate how the Automatic Additions Program works.
ALLOCATION OF PURCHASE PAYMENTS
At the time you apply for a Contract, you must decide how to allocate your purchase payments among the investment alternatives. The allocation you specify on your application will be effective immediately. All allocations must be in whole percentages that total 100% or in whole dollars. The minimum amount you may allocate to any investment alternative is $100. The minimum amount that you may allocate to the Guarantee Periods is $500. You can change your allocations by notifying us in writing. These minimums apply to both initial and subsequent allocations.
We will allocate your purchase payments to the investment alternatives according to your most recent instructions on file with us. Unless you notify us in writing otherwise, we will allocate subsequent purchase payments according to the allocation for the previous purchase payment. We will effect any change in allocation instructions at the time we receive written notice of the change in good order. We will credit subsequent purchase payments to the Contract on the business day that we receive the purchase payment at our service center in Good Order.
We use the term “business day” to refer to each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as “Valuation Dates.” Our business day closes when the New York Stock Exchange closes for regular trading, usually 4:00 p.m. Eastern Time (3:00 p.m. Central Time). If we receive your purchase payment after 3:00 p.m. Central Time on any Valuation Date, we will credit your purchase payment using the Accumulation Unit Values computed on the next Valuation Date.
There may be circumstances where the New York Stock Exchange is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Contract Value may fluctuate based on changes in the Accumulation Unit Values, but you may not be able to transfer Contract Value or make a purchase or redemption request.
With respect to any purchase payment that is pending investment in our Variable Account, we may hold the amount temporarily in a suspense account and may earn interest on amounts held in that suspense account. You will not be credited with any interest on amounts held in that suspense account.

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Contract Value
Your Contract Value at any time during the Accumulation Phase is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus the value of your investment in the Fixed Account Options.
ACCUMULATION UNITS
To determine the number of Accumulation Units of each Variable Sub-Account to allocate to your Contract, we divide (i) the amount of the purchase payment or transfer you have allocated to a Variable Sub-Account by (ii) the Accumulation Unit Value of that Variable Sub-Account next computed on the valuation date after we receive your payment or transfer. For example, if we receive a $10,000 purchase payment allocated to a Variable Sub-Account when the Accumulation Unit Value for the Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable Sub-Account to your Contract. Withdrawals and transfers from a Variable Sub-Account would, of course, reduce the number of Accumulation Units of that Sub- Account allocated to your Contract.
ACCUMULATION UNIT VALUE
As a general matter, the Accumulation Unit Value for each Variable Sub-Account will rise or fall to reflect:
1.changes in the share price of the Portfolio in which the Variable Sub-Account invests, and
2.the deduction of amounts reflecting the mortality and expense risk charge and administrative expense charge
We determine contract maintenance charges, withdrawal charges, and transfer fees (currently waived) separately for each Contract. They do not affect Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units. We determine a separate Accumulation Unit Value for each Variable Sub-Account on each Valuation Date. We also determine a separate set of Accumulation Unit Values that reflect the cost of each optional benefit, or available combinations thereof, offered under the Contract.
You should refer to the prospectuses for the Portfolios for a description of how the assets of each Portfolio are valued, since that determination directly bears on the Accumulation Unit Value of the corresponding Variable Sub-Account and, therefore, your Contract Value.
CALCULATION OF ACCUMULATION UNIT VALUES
The value of Accumulation Units will change each Valuation Period according to the investment performance of the Portfolio shares purchased by each Variable Sub-Account and the deduction of certain expenses and charges. A "Valuation Period" is the period from the end of one Valuation Date and continues to the end of the next Valuation Date. A Valuation Date ends at the close of regular trading on the New York Stock Exchange (currently 3:00 p.m. Central Time).
The Accumulation Unit Value of a Variable Sub-Account for any Valuation Period equals the Accumulation Unit Value as of the immediately preceding Valuation Period, multiplied by the Net Investment Factor (described below) for that Sub-Account for the current Valuation Period.
NET INVESTMENT FACTOR
The Net Investment Factor for a Valuation Period is a number representing the change, since the last Valuation Period, in the value of Variable Sub-Account assets per Accumulation Unit due to investment income, realized or unrealized capital gain or loss, deductions for taxes, if any, and deductions for the mortality and expense risk charge and administrative expense charge. We determine the Net Investment Factor for each Variable Sub-Account for any Valuation Period by dividing (A) by (B) and subtracting (C) from the result, where:
(A)    is the sum of:
(1)    the net asset value per share of the Portfolio underlying the Variable Sub-Account determined at the end of the current Valuation Period; plus,
(2)    the per share amount of any dividend or capital gain distributions made by the Portfolio underlying the Variable Sub-Account during the current Valuation Period;
(B)    is the net asset value per share of the Portfolio underlying the Variable Sub-Account determined as of the end of the immediately preceding Valuation Period; and
(C)    is the mortality and expense risk charge and administrative expense charge corresponding to the portion of the 365 day year (366 days for a leap year) that is in the current Valuation Period.

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Investment Alternatives: The Variable Sub-Accounts
You may allocate your purchase payments to various Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. Information regarding each Portfolio Company, including its name, its type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives, its investment adviser and any sub-investment adviser, current expenses, and performance is available in Appendix A.
Each Portfolio Company has issued a prospectus that contains more detailed information about the Portfolio Company. For more complete information about each Portfolio, including the investment objective(s), expenses and risks associated with the Portfolio, please refer to the prospectus for the Portfolios. The Variable Sub-Accounts that you select are your choice - we do not provide investment advice, nor do we recommend any particular Variable Sub-Account. Please consult with a qualified investment professional if you wish to obtain investment advice. You should carefully consider the investment objectives, risks, charges and expenses of the underlying Portfolios when making an allocation to the Variable Sub-Accounts. To obtain any or all of the underlying Portfolio prospectuses, please contact us at 1-800-457-7617 or visit us online at www.annuityregulatorydocuments.com.
Dividends and Capital Gain Distributions.     We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value.
Following the detection of excessive short-term trading activity and in response to requests from the fund investment advisors, Allstate currently limits new premium allocations and transfers into all Sub-Accounts other than the Money Market Sub-Account to a maximum of $50,000 per day. If we receive a transfer request that exceeds the limitation, we will be unable to process the request and will promptly contact you and request that you submit a transfer request that complies with the Sub-Account limitation. If you wish to transfer more than $50,000 into a Sub-Account, you may submit a single request that Allstate transfer $50,000 per day into that Sub-Account until the transfer request is completed. For example, if you wish to transfer $500,000 into a Sub-Account, you may submit a single request that Allstate transfer $50,000 per day for 10 days until the full $500,000 has been transferred.
If, as of the effective date of the Sub-Account restriction, you were enrolled in one of our special services automatic transaction programs, such as automatic additions, portfolio rebalancing or dollar cost averaging, we will continue to effect automatic transactions to the Sub-Accounts without regard to the $50,000 limitation. Shares may be redeemed at any time.
Amounts you allocate to Variable Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which those Variable Sub-Accounts invest. You bear the investment risk that the Portfolios might not meet their investment objectives. Shares of the Portfolios are not deposits, or obligations of, or guaranteed or endorsed by any bank and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

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Investment Alternatives: The Fixed Account Options
You may allocate all or a portion of your purchase payments to the Fixed Account Options. We currently offer the basic Dollar Cost Averaging Fixed Account Option, and we may offer the additional Dollar Cost Averaging Fixed Account Options described below. However, the 6 and 12-month Dollar Cost Averaging Options currently are not available.
Please consult with your Morgan Stanley Financial Advisor for current information. The Fixed Account supports our insurance and annuity obligations, which includes death benefits and other benefits under the Contracts. The Fixed Account consists of our general assets other than those in segregated asset accounts. The Fixed Account is part of the Company's general account. Insurance and annuity obligations and the guaranteed benefits under the Contracts are supported by the Company's general account and are subject to the Company's claims paying ability. Therefore, contract owners should look to the financial strength of the company for its claims paying ability.
We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to a Fixed Account Option does not entitle you to share in the investment experience of the Fixed Account.
DOLLAR COST AVERAGING FIXED ACCOUNT OPTIONS
Basic Dollar Cost Averaging Fixed Account Option.    You may establish a Dollar Cost Averaging Program, as described in the “Transfers” section of this prospectus, by allocating purchase payments to the Basic Dollar Cost Averaging Fixed Account Option. Purchase payments that you allocate to the Basic Dollar Cost Averaging Fixed Account Option will earn interest for a 1-year period at the current rate in effect at the time of allocation. We will credit interest daily at a rate that will compound over the year to the annual interest rate we guaranteed at the time of allocation. Rates may be different than those available for the Guarantee Periods described below. After the one-year period, we will declare a renewal rate which we guarantee for a full year. Subsequent renewal dates will be every twelve months for each purchase payment. Renewal rates will not be less than the minimum guaranteed rate found in the Contract, which is 3.00%.
You may not transfer funds from other investment alternatives to the Basic Dollar Cost Averaging Option.
6 and 12 Month Dollar Cost Averaging Fixed Account Options.  In the future, we may offer 6 and 12-month Dollar Cost Averaging Fixed Account Options. Under these options, you may establish a Dollar Cost Averaging Program by allocating purchase payments to the Fixed Account either for 6 months (the “6 Month Dollar Cost Averaging Fixed Account Option”) or for 12 months (the “12 Month Dollar Cost Averaging Fixed Account Option”). Your purchase payments will earn interest for the period you select at the current rates in effect at the time of allocation. Rates may differ from those available for the Guarantee Periods described below. However, the crediting rates for the 6 and 12 Month Dollar Cost Averaging Fixed Account Options will never be less than 3% annually.
You must transfer all of your money out of the 6 or 12 Month Dollar Cost Averaging Fixed Account Options to the Variable Sub-Accounts in equal monthly installments. If you discontinue a 6 or 12 Month Dollar Cost Averaging Fixed Account Option prior to last scheduled transfer, we will transfer any remaining money immediately to the Money Market Variable Sub-Account, unless you request a different Variable Sub-Account.
You may not transfer funds from other investment alternatives to the 6 or 12 Month Dollar Cost Averaging Fixed Account Options. Transfers out of the Dollar Cost Averaging Fixed Account Options do not count towards the 12 transfers you can make without paying a transfer fee. We may declare more than one interest rate for different monies based upon the date of allocation to the Dollar Cost Averaging Fixed Account Options. For availability and current interest rate information, please contact your sales representative or our customer support unit at 1-800-457-7617.
See Appendix C for numerical examples that illustrate how the Dollar Cost Averaging Options work.
GUARANTEE PERIODS
You may allocate purchase payments or transfers to one or more Guarantee Periods of the Fixed Account (“Guarantee Periods”). Each payment or transfer allocated to a Guarantee Period earns interest at a specified rate that we guarantee for a period of years. Since interest is credited daily, any withdrawals that occur prior to the end of your Guarantee Period will reduce the amount of interest received. We will offer a 1-year Guarantee Period. We offer additional Guarantee Periods at our sole discretion. We currently offer a 1 year and a 6-year Guarantee Period.
Interest Rates.    We will tell you what interest rates and Guarantee Periods we are offering at a particular time. We will not change the interest rate that we credit to a particular allocation until the end of the relevant Guarantee Period. We may declare different interest rates for Guarantee Periods of the same length that begin at different times.
We have no specific formula for determining the rate of interest that we will declare initially or in the future. We will set those interest rates based on investment returns available at the time of the determination. In addition, we may consider various other factors in determining interest rates including regulatory and tax requirements, our sales commission and administrative expenses, general
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economic trends, and competitive factors. We determine the interest rates to be declared in our sole discretion. We can neither predict nor guarantee what those rates will be in the future. The interest rate will never be less than the minimum guaranteed rate stated in the Contract, which is 3.00%. After the Guarantee Period, we will declare a renewal rate. Subsequent renewal dates will be on anniversaries of the first renewal date. On or about each renewal date, we will notify the owner of the interest rate(s) for the Contract Year then starting.

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Investment Alternatives: Transfers

TRANSFERS DURING THE ACCUMULATION PHASE
During the Accumulation Phase, you may transfer Contract Value among the investment alternatives. Currently, all Sub-Accounts other than the Money Market Sub-Account limit new purchases to $50,000 per day. See “The Variable Sub-Accounts” subsection of the “Investment Alternatives” section of this prospectus. Transfers to any Guarantee Period must be at least $500. You may not, however, transfer Contract Value into any of the Dollar Cost Averaging Fixed Account Options. You may request transfers in writing on a form that we provide or by telephone according to the procedure described below. The minimum amount that you may transfer is $100 or the total amount in the investment alternative, whichever is less. We currently do not assess, but reserve the right to assess, a $25 charge on each transfer in excess of 12 per Contract Year. We will notify you at least 30 days before we begin imposing the transfer charge. We treat transfers to or from more than one Portfolio on the same day as one transfer.
We limit the amount you may transfer from the Guarantee Periods to the Variable Account in any Contract Year to the greater of:
1. 25% of the aggregate value in the Guarantee Periods as of the most recent Contract Anniversary (if this amount is less than $1,000, then up to $1,000 may be transferred); or
2. 25% of the sum of all purchase payments and transfers to the Guarantee Periods as of the most recent Contract Anniversary.
These restrictions do not apply to transfers pursuant to dollar cost averaging. If the first renewal interest rate is less than the current rate that was in effect at the time money was allocated or transferred to a Guarantee Period, we will waive the transfer restriction for that money and the accumulated interest thereon during the 60-day period following the first renewal date.
We will process transfer requests that we receive before 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for that Date. We will process written requests completed after 3:00 p.m. on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer transfers from the Fixed Account Options for up to six months from the date we receive your request. If we decide to postpone transfers for 30 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date we receive the transfer request to the date we make the transfer.
MARKET TIMING & EXCESSIVE TRADING
The Contracts are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Variable Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance and adversely affect your Contract Value. Our policy is not to accept knowingly any money intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Contract if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Contract.
We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under “Trading Limitations.” Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.
While we seek to deter market timing and excessive trading in Variable Sub-Accounts, because our procedures involve the exercise of reasonable judgment, we may not identify or prevent some market timing or excessive trading. Moreover, imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it is detected. As a result, some investors may be able to engage in market timing and excessive trading, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.
TRADING LIMITATIONS
We reserve the right to limit transfers among the investment alternatives in any Contract year, require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery, or to refuse any transfer request, if:
1.we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Contract Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Contract Owners; or
2.we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.
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In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:
1.the total dollar amount being transferred, both in the aggregate and in the transfer request;
2.the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Variable Sub-Account in a short period of time can constitute market timing);
3.whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Variable Sub-Account underlying Portfolios that we have identified as being susceptible to market timing activities (e.g., International, High Yield, and Small Cap Variable Sub-Accounts);
4.whether the manager of the underlying Portfolio has indicated that the transfers interfere with Portfolio management or otherwise adversely impact the Portfolio; and
5.the investment objectives and/or size of the Variable Sub-Account underlying Portfolio.
We seek to apply these trading limitations uniformly. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.
If we determine that a Contract Owner has engaged in market timing or excessive trading activity, we will require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. If we determine that a Contract Owner continues to engage in a pattern of market timing or excessive trading activity we will restrict that Contract Owner from making future additions or transfers into the impacted Variable Sub-Account(s) or will restrict that Contract Owner from making future additions or transfers into the class of Variable Sub-Account(s) if the Variable Sub-Accounts(s) involved are vulnerable to arbitrage market timing trading activity (e.g., International, High Yield, and Small Cap Variable Sub-Accounts).
In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.
SHORT TERM TRADING FEES
The underlying Portfolios are authorized by SEC regulation to adopt and impose redemption fees if a Portfolio’s Board of Directors determines that such fees are necessary to minimize or eliminate short-term transfer activity that can reduce or dilute the value of outstanding shares issued by the Portfolio. The Portfolio will set the parameters relating to the redemption fee and such parameters may vary by Portfolio. If a Portfolio elects to adopt and charge redemption fees, these fees will be passed on to the Contract Owner(s) responsible for the short-term transfer activity generating the fee.
We will administer and collect redemption fees in connection with transfers between the Variable Sub-Accounts and forward these fees to the Portfolio. Please consult the Portfolio’s prospectus for more complete information regarding the fees and charges associated with each Portfolio.
TRANSFERS DURING THE PAYOUT PHASE
During the Payout Phase, you may make transfers among the Variable Sub-Accounts so as to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. In addition, you will have a limited ability to make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments. You may not, however, convert any portion of your right to receive fixed income payments into variable income payments.
You may not make any transfers for the first 6 months after the Payout Start Date. Thereafter, you may make transfers among the Variable Sub-Accounts or make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments. Your transfers must be at least 6 months apart.
TELEPHONE OR ELECTRONIC TRANSFERS
You may make transfers by telephone by calling 1-800-457-7617 if you have on file a completed authorization form. The cut off time for telephone transfer requests is 3:00 p.m. Central Time. In the event that the New York Stock Exchange closes early, i.e., before 3:00 p.m. Central Time, or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange.
We may suspend, modify or terminate the telephone transfer privilege, as well as any other electronic or automated means we previously approved, at any time without notice.
We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.
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DOLLAR COST AVERAGING PROGRAM
Through our Dollar Cost Averaging Program, you may automatically transfer a set amount every month (or other intervals we may offer) during the Accumulation Phase from any Variable Sub-Account or the Dollar Cost Averaging Fixed Account Option(s) to any Variable Sub-Account. Transfers made through dollar cost averaging must be $100 or more.
The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this Program does not assure you of a greater profit from your purchases under the Program nor will it prevent or necessarily reduce losses in a declining market. Call or write us for information on how to enroll.
See Appendix C for numerical examples that illustrate how the Dollar Cost Averaging Program works.
AUTOMATIC PORTFOLIO REBALANCING PROGRAM
Once you have allocated your money among the Variable Sub-Accounts, the performance of each Sub-Account may cause a shift in the percentage you allocated to each Sub-Account. If you select our Automatic Portfolio Rebalancing Program, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations. We will not include money you allocate to the Fixed Account Options in the Automatic Portfolio Rebalancing Program.
We will rebalance your account each quarter (or other intervals that we may offer) according to your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your request. We are not responsible for rebalancing that occurs prior to receipt of your request.
Example:
Assume that you want your initial purchase payment split among 2 Variable Sub-Accounts. You want 40% to be in the Fund A Variable Sub-Account and 60% to be in the Fund B Variable Sub-Account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Fund A Variable Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the Fund A Variable Sub-Account and use the money to buy more units in the Fund B Variable Sub-Account so that the percentage allocations would again be 40% and 60% respectively.
The Automatic Portfolio Rebalancing Program is available only during the Accumulation Phase. The transfers made under the Program do not count towards the 12 transfers you can make without paying a transfer fee and are not subject to a transfer fee.
Portfolio rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.
See Appendix C for numerical examples that illustrate how the Automatic Portfolio Rebalancing Program works.
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Expenses
As a Contract owner, you will bear, directly or indirectly, the charges and expenses described below.
CONTRACT MAINTENANCE CHARGE
During the Accumulation Phase, on each Contract Anniversary we will deduct a $30 contract maintenance charge from your Contract Value. This charge will be deducted on a pro rata basis from each investment alternative in the proportion that your investment in each bears to your Contract Value. We also will deduct a full contract maintenance charge if you withdraw your entire Contract Value. During the Payout Phase, we will deduct the charge proportionately from each income payment.
The charge is to compensate us for the cost of administering the Contracts and the Variable Account. Maintenance costs include expenses we incur in billing and collecting purchase payments; keeping records; processing death claims, cash withdrawals, and policy changes; proxy statements; calculating Accumulation Unit Values and income payments; and issuing reports to Contract owners and regulatory agencies. We cannot increase the charge.
MORTALITY AND EXPENSE RISK CHARGE
We deduct a mortality and expense risk charge daily at the following current annual rates (as a percentage of daily net assets):
1. 1.49% Base Contract
2. 1.62% w/Enhanced Death Benefit Option
3. 1.62% w/Performance Death Benefit Option
4. 1.62% w/Performance Income Benefit Option
5. 1.73% w/Performance Benefit Combination Option
6. 1.73% w/Death Benefit Combination Option
See the description of each Option for the availability of each.
The mortality and expense risk charge is included in the base contract expense as shown in the "Expense Table" section. The mortality and expense risk charge is for all the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will not be sufficient in the future to cover the cost of administering the Contract. If the charges under the Contract are not sufficient, then we will bear the loss. We charge an additional amount for the Death Benefit Options and the Income Benefit Options to compensate us for the additional risk that we accept by providing these Options.
We guarantee the mortality and expense risk charge, and since current charges are at the maximum allowed by the Contract, we cannot increase it. We assess the mortality and expense risk charge during both the Accumulation Phase and the Payout Phase.
ADMINISTRATIVE EXPENSE CHARGE
We deduct an administrative expense charge daily at an annual rate of 0.10% of the daily net assets you have invested in the Variable Sub-Accounts. The administrative expense charge is included in the base contract expense as shown in the "Expense Table" section. We intend this charge to cover actual administrative expenses that exceed the revenues from the contract maintenance charge. There is no direct relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributed to that Contract. We assess this charge each day during the Accumulation Phase and the Payout Phase.
TRANSFER FEE
We do not currently impose a fee upon transfers among the investment alternatives. However, we reserve the right to charge $10 per transfer after the 12th transfer in each Contract Year. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging or Automatic Portfolio Rebalancing Program.
WITHDRAWAL CHARGE
We may assess a withdrawal charge of up to 1% of the purchase payment(s) you withdraw. This charge declines to 0% after the expiration of 1 year from the day we receive the purchase payment being withdrawn. If you make a withdrawal before the Payout Start Date, we will apply the withdrawal charge percentage in effect on the date of the withdrawal, or the withdrawal charge percentage in effect on the following day, whichever is lower. A schedule showing how the withdrawal charge declines over the 6-year period is shown in the “Expense Table” section of this prospectus. During each Contract Year, you can withdraw all purchase payments beyond the withdrawal charge period or up to 15% of the aggregate amount of your purchase payments (as of the Issue Date or the most recent Contract Anniversary, whichever is later), whichever is greater, without paying a withdrawal charge. Unused portions of this Charge Free Withdrawal Amount are not carried forward to future Contract Years.
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We will deduct withdrawal charges, if applicable, from the amount paid, unless you instruct otherwise. For purposes of the withdrawal charge, we will treat withdrawals as coming from purchase payments, starting with the oldest purchase payments first and then from earnings. Therefore, additional purchase payments may reduce your ability to withdraw earnings without incurring a withdrawal charge. However, for federal income tax purposes, please note that withdrawals are considered to have come first from earnings, which means you pay taxes on the earnings portion of your withdrawal. We do not apply a withdrawal charge in the following situations:
1.on the Payout Start Date (a withdrawal charge may apply if you elect to receive income payments for a specified period of less than 120 months);
2.the death of the Contract owner or Annuitant (unless the Contract is continued); and
3.withdrawals taken to satisfy IRS minimum distribution rules for the Contract.
We use the amounts obtained from the withdrawal charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts. To the extent that the withdrawal charge does not cover all sales commissions and other promotional or distribution expenses, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.
Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax.
PREMIUM TAXES
Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for paying these taxes and will deduct them from your Contract Value. Some of these taxes are due when the Contract is issued, others are due when income payments begin or upon surrender.
Our current practice is not to charge anyone for these taxes until income payments begin or when a total withdrawal occurs including payment upon death. At our discretion, we may discontinue this practice and deduct premium taxes from the purchase payments. Premium taxes generally range from 0% to 3.5%, depending on the state.
At the Payout Start Date, if applicable, we deduct the charge for premium taxes from each investment alternative in the proportion that the Contract value in the investment alternative bears to the total Contract Value.
DEDUCTION FOR VARIABLE ACCOUNT INCOME TAXES
We may assess a charge against the Sub-accounts and the Fixed Rate Options equal to any taxes which may be imposed upon the Separate Account. We will pay company income taxes on the taxable corporate earnings created by this Separate Account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the Tax Charge you pay under the contract. We will periodically review the issue of charging for taxes, and we may charge for taxes in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the administration of the Contract, including any tax imposed with respect to the operation of the Separate Account or General Account. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the Separate Account annuity contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the Tax Charge you pay under the contract. We reserve the right to change these tax practices.
Our status under the Code is briefly described in the Taxes section.
PORTFOLIO EXPENSES
Each Portfolio deducts management fees and other expenses from its assets. Charges are deducted from and expenses paid out of the assets of the Portfolio Companies that are described in the prospectuses for those companies. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Variable Sub-Accounts. These fees and expenses are described in the prospectuses for the Portfolios. For a summary of Portfolio annual expenses, see the “Expense Table” section of this prospectus. See Appendix A for a list of Portfolio Companies available under the Contract and their current expenses and performance information. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at www.annuityregulatorydocuments.com. You can also request this information at no cost by calling 1-800-457-7617 or by sending an email request to prudaawfnf@se2.com.

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Access to Your Money
You can withdraw some or all of your Contract Value at any time during the Accumulation Phase. Withdrawals also are available under limited circumstances on or after the Payout Start Date. See the “Income Plans” subsection in the “Income Payments” section of this prospectus.
You can withdraw money from the Variable Account and/ or the Fixed Account Options. The amount payable upon withdrawal is the Contract Value (or portion thereof) next computed after we receive the request for a withdrawal at our headquarters, less any withdrawal charges, contract maintenance charges, income tax withholding, and any premium taxes. To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable charges and taxes. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances.
You have the opportunity to name the investment alternative(s) from which you are taking the withdrawal. If none are named, then we will withdraw the amount proportionately from the investment alternatives in which you are invested according to the value of your investments therein. In general, you must withdraw at least $500 at a time. You also may withdraw a lesser amount if you are withdrawing your entire interest in a Variable Sub-Account.
Withdrawals taken prior to annuitization (referred to in this prospectus as the Payout Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax. The total amount paid at surrender may be more or less than the total purchase payments due to prior withdrawals, any deductions, and investment performance.
WRITTEN REQUESTS AND FORMS IN GOOD ORDER.
Written requests must include sufficient information and/or documentation, and be sufficiently clear, to enable us to complete your request without the need to exercise discretion on our part to carry it out. You may contact our Customer Service Center to learn what information we require for your particular request to be in “good order.” Additionally, we may require that you submit your request on our form. We reserve the right to determine whether any particular request is in good order, and to change or waive any good order requirements at any time.
POSTPONEMENT OF PAYMENTS
We may postpone the payment of any amounts due from the Variable Account under the Contract if:
1.The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;
2.An emergency exists as defined by the SEC; or
3.The SEC permits delay for your protection.
We may delay payments or transfers from the Fixed Account Options for up to 6 months or shorter period if required by law. If we delay payment or transfer for 30 days or more, we will pay interest as required by law. Any interest would be payable from the date we receive the withdrawal request to the date we make the payment or transfer.
SYSTEMATIC WITHDRAWAL PROGRAM
You may choose to receive systematic withdrawal payments on a monthly basis at any time prior to the Payout Start Date. The minimum amount of each systematic withdrawal is $100. We will deposit systematic withdrawal payments into the Contract owner’s bank account or Morgan Stanley Active Assets™ – Account. Please consult with your Morgan Stanley Financial Advisor for details.
Depending on fluctuations in the value of the Variable Sub-Accounts and the value of the Fixed Account Options, systematic withdrawals may reduce or even exhaust the Contract Value. Please consult your tax advisor before taking any withdrawal.
We may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.
See Appendix C for numerical examples that illustrate how the Systematic Withdrawal Program works.
MINIMUM CONTRACT VALUE
If the amount you withdraw reduces your Contract Value to less than $500, we may treat it as a request to withdraw your entire Contract Value. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. Before terminating any Contract whose value has been reduced by withdrawals to less than $500, we would inform you in writing of our intention to terminate your Contract and give you at least 30 days in which to
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make an additional purchase payment to restore your Contract’s value to the contractual minimum of $500. If we terminate your Contract, we will distribute to you its Contract Value less withdrawal and other charges and applicable taxes.
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Benefits Available Under the Contract
The following table summarizes information about the benefits under the contract.

Name of Benefit	Purpose	Standard or Optional	Maximum Fee (as a percentage of separate account assets)	Brief Description of Restrictions or Limitations
Automatic Additions Program	Allows you to make subsequent purchase payments by automatically transferring amounts from your bank account or your Morgan Stanley Active Assets™ Account	Standard	No Charge	Subsequent purchase payments must be at least $25
Automatic Rebalancing Program	Allows us to automatically rebalance your Contract Value to return to your desired percentage allocations	Standard	No Charge	•Not available with Fixed Account Option •Only available during the Accumulation Phase
Dollar Cost Averaging Program	Allows you to systematically transfer a set amount each month from Variable Sub-Account or Fixed Account Options to other available Variable Sub-Accounts	Standard	No Charge	•Transfers must be $100 or more •In certain states the Contract was available only as a group Contract.
Dollar Cost Averaging Fixed Account Options: Basic Dollar Cost Averaging Program	Allows you to earn interest for a 1-year period at the current rate in effect at the time of the allocation	Standard	No Charge	•Transfers must be $100 or more •Must use purchase payments to fund; cannot transfer amounts from other Sub-Accounts
Dollar Cost Averaging Fixed Account Options: 6 and 12 Month	Allows you to allocating purchase payments to the Fixed Account either for 6 months or for 12 months where your purchase payments will earn interest for the period you select at the current rates in effect at the time of allocation	Standard	No Charge
•Not currently available
•Transfers must be $100 or more
•Must use purchase payments to fund; cannot transfer amounts from other Sub-Accounts
•You may only transfer Contract Value out of the Fixed Account to the Variable Sub-Accounts and you must do so in equal monthly installments

Systematic Withdrawal Program	Allows you to receive monthly automatic withdrawals from your Contract	Standard	No Charge	•Minimum amount of each systematic withdrawal is $100 •Will reduce or even exhaust the Contract Value
Standard Death Benefit	Provides a death benefit equal to the greater of the sum of all purchase payments (reduced by proportional withdrawals), the Contract Value on the date we receive due proof of death, or the Contract Value on the most recent Death Benefit Anniversary.	Standard	No Charge	None.
Enhanced Death Benefit Option	Provides an opportunity for an increased death benefit equal to the Contract Value, plus interest at an annual rate of 5% per year	Optional	0.13%	•Not currently available •Maximum rider issue age is 70. •We will not recalculate the benefit after you reach the age of 75 •Withdrawals will reduce the benefit, and such reductions could be significant
Performance Death Benefit Option	Provides enhanced death benefit equal to your highest Contract Value on any Contract Anniversary	Optional	0.13%	•Maximum Rider issue age is 80 •We will not recalculate the benefit after you reach the age of 85 •Withdrawals will reduce the benefit, and such reductions could be significant
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Death Benefit Combination	Provides a death benefit equal to the greater of the Enhanced Death Benefit or the Performance Death Benefit	Optional	0.24%	•Maximum Rider issue age is 80 •Withdrawals will reduce the benefit, and such reductions could be significant
Performance Income Benefit Option	Provides enhanced income benefit based on your highest Contract Value on any Contract Anniversary	Optional	0.13%
•Not currently available
•Maximum rider issue age is 75
•Must begin the Payout Start Date on or after your tenth Contract Anniversary, after electing the benefit, and within 30 days after a Contract Anniversary
•Withdrawals will reduce the benefit, and such reductions could be significant

Performance Benefit Combination Option	Combines the Performance Death Benefit with the Performance Income Benefit.	Optional	0.24%	•Not currently available •Maximum Rider issue age is 75 •Withdrawals will reduce the benefit, and such reductions could be significant

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Income Payments
PAYOUT START DATE
The Payout Start Date is the day that money is applied to an Income Plan. The Payout Start Date must be:
1.at least 30 days after the Issue Date;
2.no later than the first day of the calendar month after the Annuitant’s 99th birthday, or the 10th Contract Anniversary, if later.
You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.
INCOME PLANS
An “Income Plan” is a series of scheduled payments to you or someone you designate. You may choose and change your choice of Income Plan until 30 days before the Payout Start Date. If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1. After the Payout Start Date, you may not make withdrawals (except as described below) or change your choice of Income Plan.
Transfers. After the payout start date, no transfers may be made from the fixed account. Transfers between sub-accounts of the variable account, or from the variable account to the fixed account may not be made for six months subsequent to the payout start date. Transfers may be made once every six months thereafter. Transfers out of a sub-account of the variable account after the payout start date will cancel annuity units from that sub-account.
A portion of each payment will be considered taxable and the remaining portion will be a non-taxable return of your investment in the Contract, which is also called the basis. Once the investment in the Contract is depleted, all remaining payments will be fully taxable. If the Contract is tax-qualified, generally, all payments will be fully taxable. Taxable payments taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.
Three Income Plans are available under the Contract. Each is available to provide:
1.fixed amount income payments;
2.variable income payments; or
3.a combination of the two.
The three Income Plans are:
Income Plan 1 – Life Income with Payments Guaranteed for 10 Years.    Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the Annuitant dies before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract. If the sole surviving Contract Owner dies prior to the payment of all of the guaranteed income payments, the Primary Beneficiary will receive any guaranteed income payments scheduled to continue.
Income Plan 2 – Joint and Survivor Life Income.     Under this plan, we make periodic income payments for as long as either the Annuitant or the joint Annuitant is alive. No income payments will be made after the death of both the Annuitant and the joint Annuitant.
Income Plan 3 – Guaranteed Payments for a Specified Period.    Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant’s life. If the sole surviving Contract Owner dies prior to the payment of all of the guaranteed income payments, the Primary Beneficiary will receive any guaranteed income payments scheduled to continue. A withdrawal charge may apply if the specified period is less than 10 years. We will deduct the mortality and expense risk charge from the assets of the Variable Account supporting this Income Plan even though we may not bear any mortality risk.
Some of the factors that may affect the amount of the income payments include: your age, your Contract Value, the Income Plan selected (including the frequency and duration of payments under the Income Plan selected), number of guaranteed payments (if any) selected, and whether you select variable or fixed income payments. As a general rule, more frequent income payments will result in smaller individual income payments. Likewise, income payments that are anticipated over a longer period of time will also result in smaller individual income phase payments.
We may make other Income Plans available including ones that you and we agree upon. You may obtain information about them by writing or calling us.
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If you choose Income Plan 1 or 2, or, if available, another Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant is still alive before we make each payment.
Please note that under these Income Plans, if you elect to take no minimum guaranteed payments, it is possible that the payee could receive only 1 income payment if the Annuitant and any joint Annuitant both die before the second income payment, or only 2 income payments if they die before the third income payment, and so on.
Generally, you may not make withdrawals after the Payout Start Date. One exception to this rule applies if you are receiving variable income payments that do not depend on the life of the Annuitant (such as under Income Plan 3). In that case you may terminate all or part of the Variable Account portion of the income payments at any time and receive a lump sum equal to the present value of the remaining variable payments associated with the amount withdrawn. To determine the present value of any remaining variable income payments being withdrawn, we use a discount rate equal to the assumed annual investment rate that we use to compute such variable income payments. The minimum amount you may withdraw under this feature is $1,000. A withdrawal charge may apply.
You may apply your Contract Value to an Income Plan. If you elected the Performance Income Benefit Option or the Performance Benefit Combination Option, you may be able to apply an amount greater than your Contract Value to an Income Plan. You must apply at least the Contract Value in the Fixed Account Options on the Payout Start Date to fixed income payments. If you wish to apply any portion of your Fixed Account Option balance to provide variable income payments, you should plan ahead and transfer that amount to the Variable Sub-Accounts prior to the Payout Start Date. If you do not tell us how to allocate your Contract Value among fixed and variable income payments, we will apply your Contract Value in the Variable Account to variable income payments and your Contract Value in the Fixed Account Options to fixed income payments. We deduct applicable premium taxes from the Contract Value at the Payout Start Date.
We will apply your Contract Value, less applicable taxes, to your Income Plan on the Payout Start Date. If the amount available to apply under an Income Plan is less than $2,000, or not enough to provide an initial payment of at least $20, and state law permits, we may:
1.terminate the Contract and pay you the Contract Value, less any applicable taxes, in a lump sum instead of the periodic payments you have chosen, or
2.we may reduce the frequency of your payments so that each payment will be at least $20.
VARIABLE INCOME PAYMENTS
The amount of your variable income payments depends upon the investment results of the Variable Sub-Accounts you select, the premium taxes you pay, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be affected by (a) actual mortality experience and (b) the amount of our administration expenses.
We cannot predict the total amount of your variable income payments. Your variable income payments may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Portfolios, and (b) the Annuitant could live longer or shorter than we expect based on the tables we use. The payments you receive may also be higher or lower depending on the duration and frequency of the payments. For example, the shorter the duration of payments, the higher they will be; and the higher the frequency of payments, the lower they will be. In calculating the amount of the periodic payments in the annuity tables in the Contract, we assumed an annual investment rate of 3%. If the actual net investment return of the Variable Sub-Accounts you choose is less than this assumed investment rate, then the dollar amount of your variable income payments will decrease. The dollar amount of your variable income payments will increase, however, if the actual net investment return exceeds the assumed investment rate. The dollar amount of the variable income payments stays level if the net investment return equals the assumed investment rate. Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments.
FIXED INCOME PAYMENTS
We guarantee income payment amounts derived from any Fixed Account Option for the duration of the Income Plan. We calculate the fixed income payments by:
1.deducting any applicable premium tax; and
2.applying the resulting amount to the greater of (a) the appropriate value from the income payment table in your Contract or (b) such other value as we are offering at that time.
We may defer making fixed income payments for a period of up to 6 months or such shorter time state law may require. If we defer payments for 30 days or more, we will pay interest as required by law from the date we receive the withdrawal request to the date we make payment.
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INCOME BENEFIT OPTIONS
Please keep in mind, once you have selected an optional Income or Death Benefit (each an “Option”), your ability to select a different Option may be limited. Please consult with your financial advisor concerning any such limitations before selecting any option. Please consult with your financial advisor concerning the effect of selecting a different option before doing so.
We may discontinue offering these options at any time.
PERFORMANCE INCOME BENEFIT
The Performance Income Benefit can no longer be added. On the date we issued the rider for this benefit (“Rider Date”), the Performance Income Benefit is equal to the Contract Value. On each Contract Anniversary, we will recalculate your Performance Income Benefit to equal the greater of your Contract Value on that date or the most recently calculated Performance Income Benefit. We will also recalculate your Performance Income Benefit whenever you make an additional purchase payment or a partial withdrawal. Additional purchase payments will increase the Performance Income Benefit dollar-for-dollar. Withdrawals will reduce the Performance Income Benefit by an amount equal to: (i) the Performance Income Benefit just before the withdrawal, multiplied by (ii) the ratio of the withdrawal amount to the Contract Value just before the withdrawal. Reduction of the Performance Income Benefit may be more than the actual amount withdrawn if the Contract Value is less than the income base. The mortality and expense risk charge for the Performance Income Benefit is an additional 0.13%.
In the absence of any withdrawals or purchase payments, the Performance Income Benefit will be the greatest of the Contract Value on the Rider Date and all Contract Anniversary Contract Values on or prior to the Payout Start Date. We will recalculate the Performance Income Benefit as described above until the oldest Contract owner or Annuitant (if the Contract owner is not a living person) attains age 85. After age 85, we will only recalculate the Performance Income Benefit to reflect additional purchase payments and withdrawals.
If you select the Performance Income Benefit Option, the highest age of any Owner and Annuitant as of the date we receive the completed application, cannot exceed age 75.
To exercise your Performance Income Benefit, you must apply it to an Income Plan. The Payout Start Date you select must begin on or after your tenth Contract Anniversary, after electing the benefit, and within 30 days after a Contract Anniversary. In addition, you must apply your Performance Income Benefit to an Income Plan that provides guaranteed payments for either a single or joint life for at least:
1. 10 years, if the youngest Annuitant’s age is 80 or less on the date you apply the Benefit, or
2. 5 years, if the youngest Annuitant’s age is greater than 80 on the date you apply the Benefit.
If your current Contract Value is higher than the Performance Income Benefit, you can apply the Contract Value to any Income Plan.
See Appendix B for numerical examples that illustrate how the Performance Income Benefit is calculated.
CERTAIN EMPLOYEE BENEFIT PLANS
The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age, except in states that require unisex tables. We reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by law. In certain employment- related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan and we do not offer unisex annuity tables in your state, you should consult with legal counsel as to whether the purchase of a Contract is appropriate.

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Death Benefits
We will pay a death benefit if, prior to the Payout Start Date:
1.any Contract owner dies, or
2.the Annuitant dies.
We will pay the death benefit to the new Contract owner who is determined immediately after the death. The new Contract owner would be a surviving Contract owner(s) or, if none, the Beneficiary(ies). In the case of the death of an Annuitant, we will pay the death benefit to the current Contract owner.
A request for payment of the death benefit must include “Due Proof of Death.” We will accept the following documentation as Due Proof of Death:
1.a certified copy of a death certificate,
2.a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or
3.any other proof acceptable to us.
DEATH BENEFIT AMOUNT
Prior to the Payout Start Date, if we receive a complete request for payment of the death benefit within 180 days of the date of death, the death benefit is equal to the greatest of:
1.the Contract Value as of the date we receive Due Proof of Death, or
2.the sum of all purchase payments made less any amounts deducted in connection with partial withdrawals (including any applicable withdrawal charges or premium taxes), or
3.the Contract Value on the most recent Death Benefit Anniversary prior to the date we determine the death benefit, plus any purchase payments and less any amounts deducted in connection with any partial withdrawals since that Death Benefit Anniversary. If we do not receive a complete request for payment of the death benefit within 180 days of the date of death, the death benefit is equal to the Contract Value as of the date we determine the death benefit. We reserve the right to extend the 180-day period on a non-discriminatory basis.
A “Death Benefit Anniversary” is every 6th Contract Anniversary beginning with the 6th Contract Anniversary. For example, the 6th, 12th and 18th Contract Anniversaries are the first three Death Benefit Anniversaries.
We will determine the value of the death benefit as of the end of the Valuation Date on which we receive a complete request for payment of the death benefit. If we receive a request after 3 p.m. Central Time on a Valuation Date, we will process the request as of the end of the following Valuation Date.
Where there are multiple beneficiaries, we will value the death benefit at the time the first beneficiary submits a complete request for payment of the death benefit. Any death benefit amounts attributable to any beneficiary which remain in the Variable Sub-Accounts are subject to investment risk.
DEATH BENEFIT OPTIONS
Please keep in mind, once you have selected an optional income or death benefit (each an “option”), your ability to select a different option may be limited. Please consult with your financial advisor concerning any such limitations before selecting any option. Please consult with your financial advisor concerning the effect of selecting a different option before doing so.
We may discontinue offering these options at any time. As of 01/31/01 the Enhanced Death Benefit, Performance Income Benefit, the Performance Benefit Combination and the Performance Death Benefit Options are no longer available to be added to your Contract, except in MN, ND, OR and PR. The Performance Benefit Combination Option is no longer offered as a rider to the Contract, but apply to Contract owners who have previously elected these Options.
The Performance Death Benefit and the Death Benefit Combination are optional benefits that you may elect. If the Contract owner is a living person, these Options apply only on the death of the Contract owner. If the Contract owner is not a living person, these Options apply only on the death of the Annuitant.
For Contracts with a death benefit option, the death benefit will be the greater of (1) through (3) above, or (4) the death benefit option you selected. For Contracts with the Enhanced Earnings Death Benefit Option, the death benefit will be increased as described in the “Enhanced Earning Death Benefit Option” subsection below. The death benefit options may not be available in all states.
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Enhanced Death Benefit Option.     We are no longer offering the Enhanced Death Benefit option as a rider to the Contract except in MN, ND, OR and PR. The following describes the Option for Contract owners who have previously elected this Option or who may elect this Option in certain states noted above. The Enhanced Death Benefit on the date we issue the rider for this option (“Rider Date”) is equal to the Contract Value. On the first Contract anniversary after the Rider Date, the Enhanced Death Benefit is equal to the Contract Value on the Rider Date plus interest at an annual rate of 5% per year for the portion of a year since the Rider Date. On each subsequent Contract Anniversary, but not beyond the Contract Anniversary preceding the oldest Contract owners’ 75th birthdays, we will recalculate the Enhanced Death Benefit as follows: First, we multiply the Enhanced Death Benefit as of the prior Contract Anniversary by 1.05. This results in an increase of 5% annually. Further, for all ages, we will adjust the Enhanced Death Benefit on each Contract Anniversary, or upon receipt of a death claim, as follows:
1.For cash withdrawals, we will reduce the Enhanced Death Benefit by the following withdrawal adjustment. The withdrawal adjustment is equal to (i) divided by (ii), with the result multiplied by (iii), where:
(i) = the withdrawal amount (including any applicable withdrawal charges or premium taxes)
(ii) = the Contract Value just before the withdrawal
(iii) = the most recently calculated Enhanced Death Benefit
2.We will increase the Enhanced Death Benefit by any additional purchase payments since the prior Contract Anniversary.
If you select the Enhanced Death Benefit Option, the highest age of any owner and Annuitant as of the date we receive the completed application, or the date we receive the written request to add the rider, whichever is later, cannot exceed age 70. The mortality and expense risk charge for the Enhanced Death Benefit is an additional 0.13%. See Appendix B for numerical examples that illustrate how the Enhanced Death Benefit Option is calculated.
Performance Death Benefit Option.    The Performance Death Benefit on the date we issue the rider for this option (“Rider Date”) is equal to the Contract Value. On each Contract Anniversary, we will recalculate your Performance Death Benefit to equal the greater of your Contract Value on that date, or the most recently calculated Performance Death Benefit.
We also will recalculate your Performance Death Benefit whenever you make an additional purchase payment or a partial withdrawal (including any applicable withdrawal charges or premium taxes). Additional purchase payments will increase the Performance Death Benefit dollar-for-dollar. Withdrawals will reduce the Performance Death Benefit by an amount equal to: (i) the Performance Death Benefit immediately before the withdrawal, multiplied by (ii) the ratio of the withdrawal amount to the Contract Value just before the withdrawal.
In the absence of any withdrawals or purchase payments, the Performance Death Benefit will be the greatest of the Contract Value on the Rider Date and all Contract Anniversary Contract Values on or before the date we calculate the death benefit.
We will recalculate the Performance Death Benefit as described above until the oldest Contract owner (the Annuitant, if the owner is not a living person), attains age 85. After age 85, we will recalculate the Performance Death Benefit only to reflect additional purchase payments and withdrawals. If you select the Performance Death Benefit Option, the highest age of any owner and Annuitant as of the date we receive the completed application, or the date we receive the written request to add the rider, whichever is later, cannot exceed age 80. The mortality and expense risk charge for the Performance Death Benefit Option is an additional 0.13%. See Appendix B for numerical examples that illustrate how the Performance Death Benefit Option is calculated.
Death Benefit Combination Option.    If you select the Death Benefit Combination Option, the death benefit payable will be the greater of the death benefits provided by the Enhanced Death Benefit or the Performance Death Benefit (both calculated until the oldest Contract owner, or Annuitant if the Contract owner is a non-living person, attains age 85). After age 85, the death benefit payable will be adjusted to reflect purchase payments and withdrawals (including any applicable withdrawal charges or premium taxes) to the extent described under “Enhanced Death Benefit Option” and “Performance Death Benefit Option” above. Withdrawals will reduce the benefit, and such reductions could be significant.
We sometimes refer to the Death Benefit Combination Option as the “Best of the Best” death benefit option. If you select the Death Benefit Combination Option, the highest age of any owner and Annuitant as of the date we receive the completed application, or the date we receive the written request to add the rider, whichever is later, cannot exceed age 80. The mortality and expense risk charge for the Death Benefit Combination Option is an additional 0.24%. See Appendix B for numerical examples that illustrate how the Death Benefit Combination Option is calculated.
Performance Benefit Combination Option.    We are no longer offering the Performance Combination Option as a rider to the Contract. The following describes the Option for Contract owners who have previously elected this Option. This Option combines the Performance Death Benefit with the Performance Income Benefit (described in the “Income Payments” section of this prospectus). If you select the Performance Benefit Combination Option, the maximum age of any owner and Annuitant as of the date we receive the completed application, or the date we receive the written request to add the rider, whichever is later, cannot exceed age 75. Withdrawals will reduce the benefit, and such reductions could be significant.
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None of the death benefits under the Enhanced Death Benefit, the Performance Death Benefit, the Performance Benefit Combination and the Death Benefit Combination will ever be greater than the maximum death benefit allowed by any nonforfeiture laws which govern the Contract. The mortality and expense risk charge for the Performance Benefit Combination Option is an additional 0.24%. See Appendix B for numerical examples that illustrate how the Performance Benefit Combination Option is calculated.
DEATH BENEFIT PAYMENTS
If the sole New Owner is your spouse, the New Owner may:
1.elect to receive the death benefit in a lump sum, or
2.elect to apply the death benefit to an Income Plan. Payments from the Income Plan must begin within one year of the date of death and must be payable throughout:
1.the life of the New Owner;
2.for a guaranteed number of payments from 5 to 50 years, but not to exceed the life expectancy of the New Owner; or
3.over the life of the New Owner with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the New Owner.
Note that if you elected to receive required minimum distributions under a Minimum Distribution Option, the program will be discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the Contract.
If your spouse does not elect one of the options above, the Contract will continue in the Accumulation Phase as if the death had not occurred. If the Contract is continued in the Accumulation Phase, the following restrictions apply:
On the date the Contract is continued, the Contract Value will equal the amount of the death benefit as determined as of the Valuation Date on which we received the complete request for settlement of the death benefit (the next Valuation Date, if we receive the complete request for settlement of the death benefit after 3:00 p.m. Central Time). Unless otherwise instructed by the continuing spouse, the excess, if any, of the death benefit over the Contract Value will be allocated to the Sub-Accounts of the Variable Account. This excess will be allocated in proportion to your Contract Value in those Sub-Accounts as of the end of the Valuation Date that we receive the complete request for settlement of the death benefit except that any portion of this excess attributable to the Fixed Account Options will be allocated to the Money Market Variable Sub-Account. Within 30 days of the date the Contract is continued, your surviving spouse may choose one of the following transfer alternatives without incurring a transfer fee:
(i)transfer all or a portion of the excess among the Variable Sub-Accounts;
(ii)transfer all or a portion of the excess into the Basic Dollar Cost Averaging Option; or
(iii)transfer all or a portion of the excess into a combination of Variable Sub-Accounts and the Basic Dollar Cost Averaging Option.
Any such transfer does not count as one of the free transfers allowed each Contract Year and is subject to any minimum allocation amount specified in your Contract.
If you elected the Enhanced Earnings Death Benefit Option, and your spouse continues the Contract as described above, the Enhanced Earnings Death Benefit Plus Option and the daily charge for this Option will terminate if your spouse is over age 75 on the date the Contract is continued, or if your spouse elects to terminate the Option.
If the Enhanced Earnings Death Benefit Option is not terminated, on the date the Contract is continued, the Rider Date for this Option will be reset to the date the Contract is continued (“new Rider Date”). The age of the oldest Contract owner on the new Rider Date will be used to determine Enhanced Earnings Death Benefit after the new Rider Date. Also, the age of the oldest Contract owner on the new Rider Date will be used to determine the mortality and expense risk charge for the Option after the new Rider Date.
If the Contract is continued in the Accumulation Phase, the surviving spouse may make a single withdrawal of any amount within one year of the date of death without incurring a withdrawal charge.
Only one spousal continuation is allowed under this Contract.
If the New Owner is not your spouse but is a living person, or if there are multiple living-person new Owners, the New Owner may:
1.elect to receive the death benefit in a lump sum, or
2.elect to apply the death benefit to an Income Plan. Payments from the Income Plan must begin within one year of the date of death and must be payable throughout:
1.the life of the New Owner;
2.for a guaranteed number of payments from 5 to 50 years, but not to exceed the life expectancy of the New Owner; or
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3.over the life of the New Owner with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the New Owner.
If the New Owner does not elect one of the options above, then the New Owner must receive the Contract Value payable within 5 years of your date of death. The Contract Value will equal the amount of the death benefit as determined as of the Valuation Date on which we received the complete request for settlement of the death benefit (the next Valuation Date, if we receive the complete request for settlement of the death benefit after 3:00 p.m. Central Time).
Unless otherwise instructed by the New Owner, the excess, if any, of the death benefit over the Contract Value will be allocated to the Money Market Variable Sub-Account. The New Owner may exercise all rights as set forth in the Transfers section during this 5-year period.
No additional purchase payments may be added to the Contract under this election. Withdrawal charges will be waived for any withdrawals made during this 5-year period.
If the New Owner dies prior to the receiving all of the Contract Value, then the New Owner’s named Beneficiary(ies) will receive the remaining Contract Value. This amount must be received as a lump sum within 5 years of the date of the original Owner’s death.
We reserve the right to offer additional options upon the death of Owner.
If the New Owner is a corporation, trust, or other non- living person:
(a)The New Owner may elect to receive the death benefit in a lump sum; or
(b)If the New Owner does not elect the option above, then the New Owner must receive the Contract Value payable within 5 years of your date of death. The Contract Value will equal the amount of the death benefit as determined as of the end of the Valuation Date on which we receive the complete request for settlement of the death benefit (the next Valuation Date, if we receive the request after 3:00 p.m. Central Time). Unless otherwise instructed by the New Owner, the excess, if any, of the death benefit over the Contract Value will be allocated to the Money Market Variable Sub-Account. The New Owner may exercise all rights as set forth in the Transfers provision during this 5-year period. No additional purchase payments may be added to the Contract under this election.
Under any of these options, all ownership rights are available to the Contract owner from the date of the Annuitant’s death to the date on which the death benefit is paid.
We reserve the right to offer additional options upon the death of Owner.
If any New Owner is a non-living person, all New Owners will be considered to be non-living persons for the above purposes.
Under any of these options, all ownership rights, subject to any restrictions previously placed upon the Beneficiary, are available to the New Owner from the date of your death to the date on which the death proceeds are paid. If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.
Alternative Death Benefit Payment Options - Contracts Held by Tax-Favored Plans
The Code provides for alternative death benefit payment options when a contract is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated beneficiary may generally elect to continue the contract and receive Required Minimum Distributions under the contract, instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the beneficiary is your surviving spouse.
For deaths occurring after 2019, H.R. 1865, the Further Consolidated Appropriations Act of 2020 (which includes the "Setting Every Community Up for Retirement Enhancement" Act (SECURE Act)), impacts defined contribution plans and IRA balances death benefits paid starting in 2020. if you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, the new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
•If you die after a designated Beneficiary has been named, the death benefit must be fully distributed by December 31st of the year including the ten year anniversary of the date of death (the “Qualified Ten-Year Deadline”) with the exception of “eligible designated beneficiaries.” ”Eligible designated beneficiaries” may elect periodic payments not extending beyond the life expectancy of the eligible designated Beneficiary (provided such payments begin by December 31st of the year following the year of death). Eligible designated beneficiaries generally include any designated beneficiary who is your surviving spouse, your child who has not reached majority, disabled and chronically ill beneficiaries (as specified by the Code) and any beneficiary who is not more than 10 years younger than you. In the case of a child who has not attained the age of majority,
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the Qualified Ten Year Deadline would apply as of the date the child attains the age of majority. The determination of whether a designated beneficiary is an eligible designated beneficiary shall be made as of the date of your death.
•If the eligible designated Beneficiary does not begin installments by December 31st of the year following the year of death, then we require that the Beneficiary take the Death Benefit by the Qualified Ten-Year Deadline. However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death, or December 31st of the year in which you would have reached age 72, whichever is later. Additionally, if the Death Benefit is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the Owner.
•If you die before a designated Beneficiary is named, and your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed as follows:
◦If death occurs before the date Minimum Distributions must begin under the Code, the Death Benefit can be paid out in either a lump sum, by December 31st of the year that includes five year anniversary of the date of death,
◦If death occurs after the date Minimum Distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect.
◦Where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.
For more information, see “Taxes.” You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.
DEATH OF ANNUITANT
If the Annuitant who is not also the Contract owner dies prior to the Payout Start Date and the Contract owner is a living person, the following apply:
1.The Contract owner may elect to receive the death benefit in a lump sum; or
2.The Contract owner may elect to apply the death benefit to an Income Plan which must begin within one year of the date of death and must be for a guaranteed number of payments for a period from 5 to 30 years but not to exceed the life expectancy of the owner; or
3.If the Contract owner does not elect either of the above options within 180 days of the date of the Annuitant’s death, then the Contract will continue as if death had not occurred. If this option is elected, the new Annuitant will be the youngest owner, unless the owner names a different Annuitant.
If the Annuitant who is not also the Contract owner dies prior to the Payout Start Date and the Contract owner is a non-living person, the following apply:
1.The Contract owner may elect to receive the death benefit in a lump sum; or
2.If the Contract owner does not elect the above option, then the Owner must receive the Contract Value payable within 5 years of the Annuitant’s date of death.
On the date we receive the complete request for settlement of the death benefit, the Contract Value under this option will be the death benefit. Unless otherwise instructed by the Contract owner, the excess, if any, of the death benefit over the Contract Value will be allocated to the Fidelity® VIP Government Money Market Portfolio – Initial Class. The Contract owner may then exercise all rights as set forth in the Transfers section during this 5-year period.
No additional purchase payments may be added to the Contract under this election. Withdrawal charges will be waived during this 5-year period.
Under any of these options, all ownership rights are available to the Contract owner from the date of the Annuitant’s death to the date on which the death benefit is paid. We reserve the right to offer additional options upon the Death of Annuitant.
The Contract owner has 60 days from the date the company receives Due Proof of Death to select an Income Plan without incurring a tax on the entire gain in the Contract. If the Contract owner elects to continue the Contract, they will be taxed on the entire gain in the Contract computed on the date of continuance. We are required to report such gain to the IRS as income to the Contract owner. An additional 10% federal tax may apply if the Contract owner is under age 59 1/2 . Any amount included in the Contract owner’s gross income as a result of a Contract continuance will increase the investment in the Contract for future distributions
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More Information

ALLSTATE
Allstate Life is the issuer of the Contract. Allstate Life was organized in 1957 as a stock life insurance company under the laws of the State of Illinois.
Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company organized under the laws of the State of Illinois. All of the capital stock issued and outstanding of Allstate Insurance Company is owned by Allstate Insurance Holdings, LLC, which is wholly owned by The Allstate Corporation.
On January 26, 2021, The Allstate Corporation announced it had entered into an agreement to sell Allstate Life Insurance Company, including Allstate Distributors, LLC, to Antelope US Holdings Company, a Delaware corporation, an affiliate of an investment fund associated with The Blackstone Group Inc. (the “Transaction”). The Transaction is expected to close in the second half of 2021, subject to regulatory approvals and other customary closing conditions. The terms and provisions of your Contract will not be changed by the Transaction, and Allstate Life Insurance Company will continue to honor all of its obligations under your Contract. The Transaction will not change the fact that Allstate Life Insurance Company is the named insurer under your Contract.
Allstate Life is licensed to operate in the District of Columbia, Puerto Rico, and all jurisdictions except the State of New York. We intend to offer the Contract in those jurisdictions in which we are licensed. Our home office is located at 3075 Sanders Road, Northbrook, Illinois, 60062.
A large-scale pandemic, the occurrence of terrorism or military actions may have an adverse effect on our business A large-scale pandemic (such as coronavirus or COVID-19), the occurrence of terrorism or military and other actions, may result in loss of life, property damage, and disruptions to commerce and reduced economic activity. Some of the assets in our investment portfolio may be adversely affected by declines in the equity markets, changes in interest rates, reduced liquidity and economic activity caused by a large-scale pandemic. Additionally, a large-scale pandemic or terrorist act could have a material effect on sales, liquidity and operating results.
Effective June 1, 2006, Allstate Life entered into an agreement (“the Agreement”) with Prudential Financial, Inc. and its subsidiary, The Prudential Insurance Company of America (“PICA”) pursuant to which Allstate Life sold, through a combination of coinsurance and modified coinsurance reinsurance, substantially all of its variable annuity business. Pursuant to the Agreement Allstate Life and PICA also entered into an administrative services agreement which provides that PICA or an affiliate administer the Variable Account and the Contracts. The benefits and provisions of the Contracts have not been changed by these transactions and agreements. None of the transactions or agreements have changed the fact that we are primarily liable to you under your Contract.
Allstate Life may receive compensation from the investment advisers, administrators or distributors, or their affiliates, of the Portfolios in connection with the administrative, distribution (12b-1), or other services we provide to the Portfolios. We collect this compensation under agreement between us and the Portfolio’s investment adviser, administrators or distributors, and is calculated based on a percentage of the average assets allocated to the Portfolio.
THE VARIABLE ACCOUNT
Allstate Life established Allstate Financial Advisors Separate Account I (“Variable Account”) in 1999. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Allstate Life.
We own the assets of the Variable Account. The Variable Account is a segregated asset account under Illinois law. That means we account for the Variable Account’s income, gains and losses separately from the results of our other operations. The assets of the Allstate Financial Advisors Separate Account I may not be used to pay any liabilities of Allstate Life other than those arising from the Contracts. Our obligations arising under the Contracts are general corporate obligations of Allstate Life
The Variable Account consists of multiple Variable Sub- Accounts, each of which are available under the Contract. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Portfolios. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.
THE PORTFOLIOS
Information regarding each Portfolio Company, including its name, its type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives, its investment adviser and any sub-investment adviser, current expenses, and performance is available in Appendix A. Each Portfolio Company has issued a prospectus that contains more detailed information about the Portfolio Company. For more complete information about each Portfolio, including the investment objective(s), expenses
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and risks associated with the Portfolio, please refer to the prospectus for the Portfolios. To obtain any or all of the underlying Portfolio prospectuses, please contact us at 1-800-457-7617 or visit us online at www.annuityregulatorydocuments.com.
Voting Privileges.     As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Portfolios that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract owners entitled to give such instructions.
As a general rule, before the Payout Start Date, the Contract owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio as of the record date of the meeting. After the Payout Start Date the person receiving income payments has the voting interest. The payee’s number of votes will be determined by dividing the reserves for such Contract allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio as of the record date of the meeting. The votes decrease as income payments are made and as the reserves for the Contract decrease.
We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares in our own discretion. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast.
We reserve the right to vote Portfolio shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.
Changes in Portfolios.     We reserve the right, subject to any applicable law, to make additions to, deletions from or substitutions for the Portfolio shares held by any Variable Sub-Account. If the shares of any of the Portfolios are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Portfolio and substitute shares of another eligible investment fund. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940. We also may add new Variable Sub-Accounts that invest in additional mutual Portfolios. We will notify you in advance of any change.
Conflicts of Interest.     Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. The boards of directors or trustees of these Portfolios monitor for possible conflicts among separate accounts buying shares of the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, a Portfolio’s board of directors or trustees may require a separate account to withdraw its participation in a Portfolio. A Portfolio’s net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.
PRINCIPAL UNDERWRITER
The Contracts are distributed exclusively by their principal underwriter, Morgan Stanley & Co. LLC (formerly, Morgan Stanley & Co. Incorporated) (“Morgan Stanley & Co.”). Morgan Stanley & Co. LLC is not affiliated with Allstate Life or the Allstate Financial Advisors Separate Account I. Morgan Stanley & Co., a wholly owned subsidiary of Morgan Stanley, located at 1585 Broadway, New York, New York 10036. Morgan Stanley & Co. is a member of the New York Stock Exchange and the Financial Industry Regulatory Authority. We will pay commissions to Morgan Stanley & Co. for selling the Contracts. We may pay to Morgan Stanley & Co. up to a maximum sales commission of 6.0% of purchase payments and a sales administration expense charge of up to 0.75%. In addition, we may pay ongoing annual compensation of up to 1.4% of Contract value. To compensate Morgan Stanley & Co. for the costs of distribution, insurance licensing, due diligence and other home office services, we pay Morgan Stanley & Co. an additional percentage of purchase payments not exceeding 0.80% and a percentage of Contract Value not exceeding 0.20%. Commissions and annual compensation, when combined, could exceed 8.5% of total premium payments. Individual representatives receive a portion of compensation paid to Morgan Stanley & Co. in accordance with Morgan Stanley & Co.’s practices.
We also make additional payments to Morgan Stanley & Co. for promotional marketing and educational expenses and to reimburse certain expenses of registered representatives relating to sales of Contracts. For more information on the exact compensation arrangement associated with this Contract, please consult your registered representative.
In addition, Morgan Stanley & Co. may pay annually to its representatives, from its profits, a persistency bonus that will take into account, among other things, the length of time purchase payments have been held under the Contract and Contract Value.
The Contracts are no longer sold to new customers, however, existing customers can continue to hold the Contracts and make additional purchase payments. The Contracts were sold exclusively by Morgan Stanley & Co. and its affiliates to its clients.
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Effective June 1, 2009, Morgan Stanley and Citigroup Inc. (“Citi”) established a new broker dealer, Morgan Stanley Smith Barney LLC (“MSSB”), as part of a joint venture that included the Global Wealth Management Group within Morgan Stanley & Co. In furtherance of this joint venture, effective June 1, 2009, Morgan Stanley Smith Barney LLC was added as an additional party to the General Agency/Selling Agreement related to sales of the Contracts through the Morgan Stanley channel of MSSB. On June 28, 2013, Morgan Stanley purchased Citi’s interest in MSSB. Accordingly, MSSB is now a wholly owned indirect subsidiary of Morgan Stanley. Compensation amounts previously paid to Morgan Stanley & Co. are now paid to MSSB. The principal business address for MSSB is 1585 Broadway, New York, New York 10036.
Administration. We have primary responsibility for all administration of the Contracts and the Variable Account. We entered into an administrative services agreement with The Prudential Insurance Company of America (“PICA”) whereby, PICA or an affiliate provides administrative services to the Variable Account and the Contracts on our behalf. In addition, PICA entered into a master services agreement with se2, LLC, of 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby se2, LLC provides certain business process outsourcing services with respect to the Contracts. se2, LLC may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2020, consisted of the following: Donnelley Financial Solutions, formerly an RR Donnelley company (compliance printing and mailing) located at 35 West Wacker Drive, Chicago, IL 60601; Iron Mountain Information Management, LLC (file storage and document destruction) located at 1 Federal Street, Boston, MA 02110; TierPoint, LLC (back-up printing and disaster recovery) located at 9394 West Dodge Rd, Suite 100, Omaha, NE 68114; SOVOS Compliance (withholding calculations and tax statement mailing) located at 3650 Annapolis Lane, Suite 190, Plymouth, MN 55447; Records Center of Topeka, a division of Underground Vaults & Storage, Inc. (back-up tapes storage) located at 1540 NW Gage Blvd. #6, Topeka, KS 66618; Venio LLC, d/b/a Keane (lost shareholder search) located at PO Box 1508, Southeastern, PA 19399-1508; Broadridge Output Solutions, Inc., successor in interest to Broadridge Customer Communications Central, LLC (printing and mailing anniversary statements, financial confirmations, automated letters and quarterly statements) located at 2600 Southwest Blvd., Kansas City, MO 64108.
In administering the Contracts, the following services are provided, among others:
•     maintenance of Contract Owner records;
•     Contract Owner services;
•     calculation of unit values;
•     maintenance of the Variable Account; and
•     preparation of Contract Owner reports.
We will send you Contract statements at least annually. We will also send you transaction confirmations. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement or a confirmation. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error.
Correspondence sent by regular mail to our Annuity Service Center should be sent to the following address P.O. Box 758543, Topeka, KS 66675-8566. Your correspondence will be picked up at this address and then delivered to our Annuity Service Center. Your correspondence is not considered received by us until it is received at our Annuity Service Center. Where this prospectus refers to the day when we receive a purchase payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Annuity Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Annuity Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
We will also provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.
NON QUALIFIED ANNUITIES HELD WITHIN A QUALIFIED PLAN
If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waivers of withdrawal charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if Qualified Plan limits on distributions and other conditions are not met. Please consult your Qualified Plan administrator for more information. Allstate Life no longer issues deferred annuities to employer sponsored qualified retirement plans.
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LEGAL PROCEEDINGS
There are no pending legal proceedings to which the Separate Account is a party. Allstate Life is engaged from time to time in routine lawsuits, which, in management’s judgment, are not likely to have a material effect, either individually or in the aggregate, on the operating results, cash flows or financial position of Allstate Life.
LEGAL MATTERS
All matters of state law pertaining to the Contracts, including the validity of the Contracts and Allstate Life’s right to issue such Contracts under applicable state insurance law, have been passed upon by Angela K. Fontana, General Counsel of Allstate Life.
FINANCIAL STATEMENTS
The consolidated financial statements of Allstate Life Insurance Company as of December 31, 2020 and 2019, and for each of the three years in the period ended December 31, 2020, and the accompanying Independent Auditors' Report appear in the Statement of Additional Information. The financial statements of Allstate Financial Advisors Separate Account I, as of December 31, 2020, which are comprised of the underlying financial statements of the Sub-Accounts (“Separate Account”) appear in the Statement of Additional Information.

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Taxes
The following discussion is general and is not intended as tax advice. Allstate Life makes no guarantee regarding the tax treatment of any Contract or transaction involving a Contract.
Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. The federal income tax treatment of the Annuity is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances.
TAXATION OF ALLSTATE LIFE INSURANCE COMPANY
Allstate Life is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Variable Account is not an entity separate from Allstate Life, and its operations form a part of Allstate Life, it will not be taxed separately. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the Contract. Under existing federal income tax law, Allstate Life believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Accordingly, Allstate Life does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore Allstate Life does not intend to make provisions for any such taxes. Allstate Life will periodically review the issue of charging for taxes on investment income or capital gains of the Variable Account and may impose a charge against the Variable Account in order to make provision for such taxes.
TAXATION OF VARIABLE ANNUITIES IN GENERAL
Tax Deferral.     Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:
• the Contract Owner is a natural person,
• the investments of the Variable Account are “adequately diversified” according to Treasury Department regulations, and
• Allstate Life is considered the owner of the Variable Account assets for federal income tax purposes.
Non-Natural Owners.     Non-natural owners are also referred to as Non Living Owners in this prospectus. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts does not enjoy tax deferral and is taxed as ordinary income received or accrued by the non-natural owner during the taxable year.
Exceptions to the Non-Natural Owner Rule.     There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-Qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain Qualified Plans; (4) certain contracts used in connection with structured settlement agreements; and (5) immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.
Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.
Grantor Trust Owned Annuity.     Contracts owned by a grantor trust are considered owned by a non-natural owner. Grantor trust owned contracts receive tax deferral as described in the Exceptions to the Non-Natural Owner Rule section provided that all grantors of the trust are natural persons. In accordance with the Code, upon the death of the annuitant, the death benefit must be paid. According to your Contract, the Death Benefit is paid to the surviving Contract Owner. Since the trust will be the surviving Contract Owner in all cases, the Death Benefit will be payable to the trust notwithstanding any beneficiary designation on the annuity contract. A trust, including a grantor trust, has two options for receiving any death benefits: 1) a lump sum payment; or 2) payment deferred up to five years from date of death.
Diversification Requirements.     For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account of a Non-qualified Annuity must be “adequately diversified” consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract owner during the taxable year. Although Allstate Life does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.
Ownership Treatment.     The IRS has stated that a contract owner will be considered the owner of separate account assets if he possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the
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diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the separate account investments may cause a Contract owner to be treated as the owner of the separate account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.
Your rights under the Contract are different than those described by the IRS in private and published rulings in which it found that Contract owners were not owners of separate account assets. For example, if your contract offers more than twenty (20) investment alternatives you have the choice to allocate premiums and contract values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Allstate Life does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.
Cost Basis. Generally, the cost basis in an annuity is the amount you pay into your annuity, or into annuity exchanged for your annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a qualified retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA. We do not track cost basis for qualified retirement plans, which is the responsibility of the Contract Owner.
Taxation of Partial and Full Withdrawals.     If you make a partial withdrawal under a Non-Qualified Contract, the amount you receive will be taxed as ordinary income, rather than as return of cost basis, until all gain has been withdrawn. If you make a full withdrawal under a Non-Qualified Contract, the amount received will be taxable only to the extent it exceeds your cost basis in the Contract. An exception to this treatment exists for contracts purchased prior to August 14, 1982. Withdrawals are treated as a return of cost basis in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% additional tax.
Taxation of Annuity Payments.     Generally, the rule for income taxation of annuity payments received from a Non-Qualified Contract provides for the return of your cost basis in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the cost basis in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the cost basis in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the cost basis in the Contract is excluded using these ratios. If any variable payment is less than the excludable amount you should contact a tax advisor to determine how to report any unrecovered investment. The federal tax treatment of annuity payments is unclear in some respects. As a result, if the IRS should provide further guidance, it is possible that the amount we calculate and report to the IRS as taxable could be different. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount may be allowed as a deduction for your last taxable year. Under the Tax Cuts and Jobs Act of 2017, this deduction is suspended until after 2025.
Maximum Annuity Date. You must commence annuity payments no later than the first day of the calendar month following the maximum Annuity Date for your Annuity. Upon reaching the maximum Annuity Date you can no longer make Purchase Payments, surrender, exchange, or transfer your contract. The maximum Annuity Date may be the same as the Latest Annuity Date as described elsewhere in this prospectus. For some of our Annuities, you can choose to defer the Annuity Date beyond the default or Latest Annuity Date, as applicable, described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.
Partial Annuitization.    We do not currently permit partial annuitization.
Withdrawals After the Payout Start Date.     Federal tax law is unclear regarding the taxation of any additional withdrawal received after the Payout Start Date. It is possible that a greater or lesser portion of such a payment could be taxable than the amount we determine.
Distribution at Death Rules.     In order to be considered an annuity contract for federal income tax purposes, the Contract must provide:
• if any Contract Owner dies on or after the Payout Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Contract Owner’s death;
• if any Contract Owner dies prior to the Payout Start Date, the entire interest in the Contract will be distributed within 5 years after the date of the Contract Owner’s death. These requirements are satisfied if any portion of the Contract Owner’s interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Contract Owner’s death.
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If the Contract Owner’s designated Beneficiary is the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner;
• if the Contract Owner is a non-natural person, then the Annuitant will be treated as the Contract Owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract owned by a non-natural person will be treated as the death of the Contract Owner.
Taxation of Annuity Death Benefits.
If an Owner dies before the Annuity Date, the Death Benefit distributions (including any adjustments under the optional riders) are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the Annuity. The value of the Death Benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same income tax rules described above would also apply to amounts received by your Beneficiary (including any adjustments under the optional riders). Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit:
• As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.
• Within 5 years of death of Owner, the Beneficiary is taxed on the lump sum payment. The Death Benefit must be taken as one lump sum payment within 5 years of the death of the Owner. Partial withdrawals are not permitted.
• Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis. After the full amount of cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable.
After the Annuity Date, if a period certain remains under the annuity option and the Annuitant dies before the end of that period, any remaining payments made to the Beneficiary will be fully excluded from income until the remaining investment in the contract is recovered and all annuity payments thereafter are fully includible in income. If we allow the Beneficiary to commute the remaining payments in a lump sum, the proceeds will be taxable as a surrender.
Medicare Tax on Net Investment Income.     The Patient Protection and Affordable Care Act, enacted in 2010, included a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly, or qualifying widow(er) with dependent child, $125,000 for married taxpayers filing separately, $200,000 for all other taxpayers , and approximately $12,750 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the contract will be considered investment income for purposes of this surtax.
10% Additional Tax on Premature Distributions.     A 10% additional tax penalty applies to the taxable amount of any premature distribution from a non-Qualified Contract. The additional tax generally applies to any distribution made prior to the date you attain age 59  1 / 2 . However, no additional tax is incurred on distributions:
• made on or after the date the Contract Owner attains age 59  1 / 2 ,
• the amount is paid on or after the death of the Contract Owner (or the death of the Annuitant when the owner is not an individual);
• the amount received is attributable to the Contract Owner becoming disabled (as defined in the Code);
• made in substantially equal periodic payments (as defined by the Code) over the Contract Owner’s life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,
• made under an immediate annuity and the annuity (within the meaning of the Code) start date is no more than one year from the date of purchase (the first monthly annuity payment must commence within 13 months of the date of purchase), or
• attributable to investment in the Contract before August 14, 1982.
You should consult a tax advisor to determine how these exceptions may apply to your situation.
Substantially Equal Periodic Payments.     With respect to non-Qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the additional tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the Contract Owner’s attaining age 59  1 / 2 would be subject to a 10% additional tax penalty unless another exception to the additional tax applied. The tax for the year of the modification is increased by the additional tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a tax advisor prior to creating or modifying a substantially equal periodic payment stream.
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Special Rules in Relation to Tax-free Exchanges Under Section 1035. Section 1035 of the Code permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. The contract owner(s) must be the same on the old and new contract. Basis from the old contract carries over to the new contract so long as we receive that information from the relinquishing company. If basis information is never received, we will assume that all exchanged funds represent earnings and will allocate no cost basis to them. After you elect an Income Plan, as described in the Income Payments section earlier in the prospectus, you are not eligible for a tax-free exchange under Section 1035.
Partial Exchanges.     The IRS has issued rulings that permit partial exchanges of annuity contracts. Effective for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 180 days of the date on which the partial exchange was completed (other than an amount received as an annuity for a period of 10 years or more or during one or more lives), the IRS may not treat the transaction as a tax-free Section 1035 exchange. The IRS will apply general tax rules to determine the substance and treatment of transactions in such cases.
If a partial exchange is retroactively negated, the amount originally transferred to the recipient contract is treated as a withdrawal from the source contract, taxable to the extent of any gain in that contract on the date of the exchange. An additional 10% tax penalty may also apply if the Contract Owner is under age 59  1 / 2 . Your Contract may not permit partial exchanges.
Taxation of Ownership Changes.     If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Any assignment or pledge (or agreement to assign or pledge) of the Contract Value is taxed as a withdrawal of such amount or portion and may also incur the 10% additional tax. If the entire Account Value is assigned or pledged, subsequent increases in the Account Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The cost basis is increased by the amount includible in income with respect to such assignment or pledge.
Aggregation of Annuity Contracts.     The Code requires that all non-Qualified deferred annuity contracts issued by Allstate Life (or its affiliates) to the same Contract Owner during any calendar year be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.
INCOME TAX WITHHOLDING
Generally, Allstate Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, no U.S. taxpayer identification number is provided, or the payment is made outside of the United States, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.
Allstate Life is required to withhold federal income tax using the wage withholding rates for all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, no U.S. taxpayer identification number is provided, or the payment is made outside of the United States, we will automatically apply default income tax withholding based on IRS guidance. In certain states, if there is federal withholding, then state withholding is also mandatory.
Election out of withholding is valid only if the customer requests payment be made within the United States and provides a U.S. taxpayer identification number.
Generally, Code Section 1441 provides that Allstate Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8(BEN, BEN-E, EXP, ECI, IMY) (Generally a Form W-8BEN is the appropriate form) at issue to certify the owners’ foreign status. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien’s country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8(BEN, BEN-E, EXP, ECI, IMY). A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number (“ITIN”). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.
TAX QUALIFIED CONTRACTS
The income on tax sheltered annuity (TSA) and IRA investments is tax deferred, and the income from annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing an annuity as a TSA or IRA. Tax Qualified Contracts are contracts purchased as or in connection with:
• Individual Retirement Annuities (IRAs) under Code Section 408(b);
• Roth IRAs under Code Section 408A;
• Simplified Employee Pension (SEP IRA) under Code Section 408(k);
• Savings Incentive Match Plans for Employees (SIMPLE IRA) under Code Section 408(p);
• Tax Sheltered Annuities under Code Section 403(b);
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• Corporate and Self Employed Pension and Profit Sharing Plans under Code Section 401; and
• State and Local Government and Tax-Exempt Organization Deferred Compensation Plans under Code Section 457.
Allstate Life reserves the right to limit the availability of the Contract for use with any of the retirement plans listed above or to modify the Contract to conform with tax requirements. If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waiver of charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if Qualified Plan limits on distributions and other conditions are not met. Please consult your Qualified Plan administrator for more information. Allstate Life no longer issues deferred annuities to employer sponsored qualified retirement plans.
The tax rules applicable to participants with tax qualified annuities vary according to the type of contract and the terms and conditions of the endorsement. Adverse tax consequences may result from certain transactions such as excess contributions, premature distributions, and, distributions that do not conform to specified commencement and minimum distribution rules. Allstate Life can issue an individual retirement annuity on a rollover or transfer of proceeds from a decedent’s IRA, TSA, or employer sponsored retirement plan under which the decedent’s surviving spouse is the beneficiary. Allstate Life does not offer an individual retirement annuity that can accept a transfer of funds for any other, non-spousal, beneficiary of a decedent’s IRA, TSA, or employer sponsored qualified retirement plan. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.
Please refer to your Endorsement for IRAs or 403(b) plans, if applicable, for additional information on your death settlement options. In the case of certain Qualified Plans, the terms of the Qualified Plan Endorsement and the plans may govern the right to benefits, regardless of the terms of the Contract.
Taxation of Withdrawals from an Individually Owned Tax Qualified Contract.     If you make a partial withdrawal under a Tax Qualified Contract other than a Roth IRA, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions) bears to the Contract Value, is excluded from your income. We do not keep track of nondeductible contributions, and generally all tax reporting of distributions from Tax Qualified Contracts other than Roth IRAs will indicate that the distribution is fully taxable.
“Qualified distributions” from Roth IRAs are not included in gross income. “Qualified distributions” are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:
• made on or after the date the Contract Owner attains age 59  1 / 2 ,
• made to a beneficiary after the Contract Owner’s death,
• attributable to the Contract Owner being disabled, or
• made for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).
“Nonqualified distributions” from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions.
Required Minimum Distributions.     Generally, Tax Qualified Contracts (excluding Roth IRAs) require minimum distributions upon reaching age 70 ½   (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain 70 ½ after such date). Failure to withdraw the required minimum distribution will result in a 50% tax penalty on the shortfall not withdrawn from the Contract. Effective December 31, 2005, the IRS requires annuity contracts to include the actuarial present value of other benefits for purposes of calculating the required minimum distribution amount. These other benefits may include accumulation, income, or death benefits. Not all income plans offered under the Contract satisfy the requirements for minimum distributions. Because these distributions are required under the Code and the method of calculation is complex, please see a tax advisor.
The Death Benefit and Tax Qualified Contracts. Pursuant to the Code and IRS regulations, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not invest in life insurance contracts. However, an IRA may provide a death benefit that equals the greater of the purchase payments or the Contract Value. The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. We believe that the Death Benefits offered by your Contract do not constitute life insurance under these regulations.
It is also possible that certain death benefits that offer enhanced earnings could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in current taxable income to a Contract Owner. In addition, there are limitations on the amount of incidental death benefits that may be provided under Qualified Plans, such as in connection with a TSA or employer sponsored qualified retirement plan.
Allstate Life reserves the right to limit the availability of the Contract for use with any of the Qualified Plans listed above.
10% Additional Tax on Premature Distributions from Tax Qualified Contracts.     A 10% additional tax penalty applies to the taxable amount of any premature distribution from a Tax Qualified Contract. The additional tax generally applies to any distribution made prior to the date you attain age 59  1 / 2 . However, no additional tax is incurred on distributions:
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• made on or after the date the Contract Owner attains age 59  1 / 2 ,
• made as a result of the Contract Owner’s death or total disability,
• made in substantially equal periodic payments (as defined by the Code) over the Contract Owner’s life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,
• made after separation from service after age 55 (does not apply to IRAs),
• made pursuant to an IRS levy,
• made for certain medical expenses,
• made to pay for health insurance premiums while unemployed (applies only for IRAs),
• made for qualified higher education expenses (applies only for IRAs)
• made for a first time home purchase (up to a $10,000 lifetime limit and applies only for IRAs),
• made for qualified expenses after the birth or adoption of a child ($5,000 limit on expenses incurred within 1 year after birth or adoption), and
• from an IRA or attributable to elective deferrals under a 401(k) plan, 403(b) annuity, or certain similar arrangements made to individuals who (because of their being members of a reserve component) are ordered or called to active duty after Sept. 11, 2001, for a period of more than 179 days or for an indefinite period; and made during the period beginning on the date of the order or call to duty and ending at the close of the active duty period.
During the first 2 years of the individual’s participation in a SIMPLE IRA, distributions that are otherwise subject to the additional tax for premature distribution, will be subject to a 25% additional tax.
You should consult a tax advisor to determine how these exceptions may apply to your situation.
Substantially Equal Periodic Payments on Tax Qualified Contracts.     With respect to Tax Qualified Contracts using substantially equal periodic payments as an exception to the additional tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the taxpayer’s attaining age 59  1 / 2 would be subject to a 10% additional tax penalty unless another exception to the additional tax applied. The tax for the year of the modification is increased by the additional tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a tax advisor prior to creating or modifying a substantially equal periodic payment stream.
Income Tax Withholding on Tax Qualified Contracts.     Generally, Allstate Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions that are not considered “eligible rollover distributions.” The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, if no U.S. taxpayer identification number is provided or payment is made outside the United States, we will automatically withhold the required 10% from the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Allstate Life is required to withhold federal income tax at a rate of 20% on all “eligible rollover distributions” unless you elect to make a “direct rollover” of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Tax Qualified Contracts, including TSAs but excluding IRAs, with the exception of:
• required minimum distributions, or,
• a series of substantially equal periodic payments made over a period of at least 10 years, or,
• a series of substantially equal periodic payments made over the life (joint lives) of the participant (and beneficiary), or,
• hardship distributions.
With respect to any Contract held under a Section 457 plan or by the trustee of a Section 401 Pension or Profit Sharing Plan, we will not issue payments directly to a plan participant or beneficiary. Consequently, the obligation to comply with the withholding requirements described above will be the responsibility of the plan.
For all annuitized distributions that are not subject to the 20% withholding requirement, Allstate Life is required to withhold federal income tax using the wage withholding rates. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, if no U.S. taxpayer identification number is provided or payment is made outside of the United States, we will automatically apply default income tax withholding based on IRS guidance. In certain states, if there is federal withholding, then state withholding is also mandatory.
Election out of withholding is valid only if the customer provides a taxpayer identification number and has payment made within the U.S.
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Generally, Code Section 1441 provides that Allstate Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8 at issue to certify the owners’ foreign status. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien’s country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8(BEN,BEN-E,EXP,ECI,IMY) (Generally a Form W-8BEN is the appropriate form). A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number (“ITIN”). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.
Charitable IRA Distributions.      Certain qualified IRA distributions for charitable purposes are eligible for an exclusion from gross income, up to $100,000 for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 ½. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. Effective 2020, the amount of your qualified charitable distributions that are excluded from income for a tax year is reduced (but not below zero) by the excess of: (1) the total amount of your IRA deductions allowed for all tax years ending on or after the date you attain age 70½, over (2) the total amount of reductions for all tax years preceding the current tax year.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements for the new income tax exclusion added by the Pension Protection Act. As a result the general rules for reporting IRA distributions apply.
Individual Retirement Annuities.     Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified retirement plans may be “rolled over” on a tax-deferred basis into an Individual Retirement Annuity. For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12 month rule.
Roth Individual Retirement Annuities.     Code Section 408A permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence.
A traditional Individual Retirement Account or Annuity may be converted or “rolled over” to a Roth Individual Retirement Annuity. The tax law allows distributions from qualified retirement plans including tax sheltered annuities and governmental Section 457 plans to be rolled over directly into a Roth IRA, subject to the usual rules that apply to conversions from a traditional IRA into a Roth IRA. The income portion of a conversion or rollover distribution is taxable currently, but is exempted from the 10% additional tax penalty on premature distributions. Effective January 1, 2005, the IRS requires conversions of annuity contracts to include the actuarial present value of other benefits for purposes of valuing the taxable amount of the conversion.
The Code also permits the recharacterization of current year contribution amounts from a traditional IRA, SEP, or SIMPLE IRA into a Roth IRA, or from a Roth IRA to a traditional IRA. Recharacterization is accomplished through a trustee-to-trustee transfer of a contribution (or a portion of a contribution) plus earnings, between different types of IRAs. A properly recharacterized contribution is treated as a contribution made to the second IRA instead of the first IRA. Such recharacterization must be completed by the applicable tax return due date (with extensions).
Annuities Held By Individual Retirement Accounts (commonly known as Custodial IRAs).     Code Section 408 permits a custodian or trustee of an Individual Retirement Account to purchase an annuity as an investment of the Individual Retirement Account. If an annuity is purchased inside of an Individual Retirement Account, then the Annuitant must be the same person as the beneficial owner of the Individual Retirement Account.
If you have a contract issued as an IRA under Code Section 408(b) and request to change the ownership to an IRA custodian permitted under Section 408, we will treat a request to change ownership from an individual to a custodian as an indirect rollover. We will send a Form 1099-R to report the distribution and the custodian should issue a Form 5498 for the contract value contribution.
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Generally, the death benefit of an annuity held in an Individual Retirement Account must be paid upon the death of the Annuitant. However, in most states, the Contract permits the custodian or trustee of the Individual Retirement Account to continue the Contract in the accumulation phase, with the Annuitant’s surviving spouse as the new Annuitant, if the following conditions are met:
1) The custodian or trustee of the Individual Retirement Account is the owner of the annuity and has the right to the death proceeds otherwise payable under the Contract;
2) The deceased Annuitant was the beneficial owner of the Individual Retirement Account;
3) We receive a complete request for settlement for the death of the Annuitant; and
4) The custodian or trustee of the Individual Retirement Account provides us with a signed certification of the following:
(a) The Annuitant’s surviving spouse is the sole beneficiary of the Individual Retirement Account;
(b) The Annuitant’s surviving spouse has elected to continue the Individual Retirement Account as his or her own Individual Retirement Account; and
(c) The custodian or trustee of the Individual Retirement Account has continued the Individual Retirement Account pursuant to the surviving spouse’s election.
Simplified Employee Pension IRA (SEP IRA).     Code Section 408(k) allows eligible employers to establish simplified employee pension plans for their employees using individual retirement annuities. These employers may, within specified limits, make deductible contributions on behalf of the employees to the individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek tax advice.
Savings Incentive Match Plans for Employees (SIMPLE IRA).     Code Section 408(p) allows eligible employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees using individual retirement annuities. In general, a SIMPLE IRA consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to purchase the Contract as a SIMPLE IRA should seek tax and legal advice. SIMPLE IRA plans must include the provisions of the Economic Growth and Tax Relief Reconciliation Act of 2007 (EGTRRA) to avoid adverse tax consequences. If your current SIMPLE IRA plan uses IRS Model Form 5304-SIMPLE with a revision date of March 2012 or later, then your plan is up to date. If your plan has a revision date prior to March 2012, please consult with your tax or legal advisor to determine the action you need to take in order to comply with this requirement.
To determine if you are eligible to contribute to any of the above listed IRAs (traditional, Roth, SEP, or SIMPLE), please refer to IRS Publication 590-A and your tax advisor.
Tax Sheltered Annuities.     Code Section 403(b) provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:
• attains age 59  1 / 2 ,
• severs employment,
• dies,
• becomes disabled, or
• incurs a hardship (earnings on salary reduction contributions may not be distributed on account of hardship).
These limitations do not apply to withdrawals where Allstate Life is directed to transfer some or all of the Contract Value to another 403(b) plan. Generally, we do not accept funds in 403(b) contracts that are subject to the Employee Retirement Income Security Act of 1974 (ERISA).
Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its plan administrator. Unless your contract is grandfathered from certain provisions in these regulations, we will only process certain transactions (e.g, transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in good order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.
Corporate and Self-Employed Pension and Profit Sharing Plans.     Section 401(a) of the Code permits corporate employers to establish various types of tax favored retirement plans for employees. Self-employed individuals may establish tax favored retirement plans for themselves and their employees (commonly referred to as “H.R.10” or “Keogh”). Such retirement plans may permit the purchase of annuity contracts. Allstate Life no longer issues annuity contracts to employer sponsored qualified retirement plans.
There are two owner types for contracts intended to qualify under Section 401(a): a qualified plan fiduciary or an annuitant owner.
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• A qualified plan fiduciary exists when a qualified plan trust that is intended to qualify under Section 401(a) of the Code is the owner. The qualified plan trust must have its own tax identification number and a named trustee acting as a fiduciary on behalf of the plan. The annuitant should be the person for whose benefit the contract was purchased.
• An annuitant owner exists when the tax identification number of the owner and annuitant are the same, or the annuity contract is not owned by a qualified plan trust. The annuitant should be the person for whose benefit the contract was purchased.
If a qualified plan fiduciary is the owner of the contract, the qualified plan must be the beneficiary so that death benefits from the annuity are distributed in accordance with the terms of the qualified plan. Annuitant owned contracts require that the beneficiary be the annuitant’s spouse (if applicable), which is consistent with the required IRS language for qualified plans under Section 401(a). A completed Annuitant Owned Qualified Plan Designation of Beneficiary form is required in order to change the beneficiary of an annuitant owned Qualified Plan contract.
State and Local Government and Tax-Exempt Organization Deferred Compensation Plans.     Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. In eligible governmental plans, all assets and income must be held in a trust/custodial account/annuity contract for the exclusive benefit of the participants and their beneficiaries. To the extent the Contracts are used in connection with a non-governmental eligible plan, employees are considered general creditors of the employer and the employer as owner of the Contract has the sole right to the proceeds of the Contract. Under eligible 457 plans, contributions made for the benefit of the employees will not be includible in the employees’ gross income until distributed from the plan. Allstate Life no longer issues annuity contracts to 457 plans.
Late Rollover Self-Certification. You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.
Required Distributions Upon Your Death for a Qualified Annuity
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. The information provided below applies to Owners who die after 2019. For Owner deaths prior to 2020, please consult your tax advisor regarding the applicable post-death distribution requirements.
• If you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death.
This 10-year post-death distribution period applies regardless of whether you die before your required beginning date, or you die on or after that date (including after distributions have commenced in the form of an annuity). However, if the beneficiary is an EDB and the EDB dies before the entire interest is distributed under this 10-year rule, the remaining interest must be distributed within 10 years after the EDB’s death ( i.e. , a new 10-year distribution period begins).
Instead of taking distributions under the 10-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence by December 31 st of the year after your death, subject to certain special rules. In particular, if the EDB dies before the remaining interest is distributed under this stretch rule, the remaining interest must be distributed within 10 years after the EDB’s death (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years). In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of 18 and any remaining interest must be distributed with 10 years after that date (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years).
If you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, this new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, this new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Prudential) in order to comply with the post-death distribution requirements.
The new post-death distribution requirements do not apply if annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the new requirements generally do not apply to an immediate annuity contract or a deferred income annuity contract (including a qualifying lifetime
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annuity contract, or “QLAC”)) purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.
If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). However, if your beneficiary is a trust and all the beneficiaries of the trust are individuals, the law can apply pursuant to special rules that treat the beneficiaries of the trust as designated beneficiaries.. You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.
In addition, these post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, any remaining interest must be distributed within 10 year of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.
• Spousal continuation. If your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse’s death by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA.
The post-death distribution requirements are complex and unclear in numerous respects. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.
Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.
CARES Act impacts. In 2020, Congress passed the Coronavirus Aid, Relief and Economic Security (CARES) Act. This law includes provisions that impact Individual Retirement Annuities (IRAs), Roth IRAs and employer sponsored qualified retirement plans. While most provisions applied only to 2020, certain items impact future years as well.
Waiver of Required Minimum Distributions (RMDs) for 2020. The requirement to take minimum distributions from defined contribution plans and IRAs was waived for 2020.  For deaths occurring before 2020, if the post-death 5-year rule applies, the 5-year period is determined without regard to calendar year 2020 and thus, the 5 year rule is extended by one year.  The 1-year election rule for life expectancy payments by an eligible beneficiary is also extended by 1 year so that for a 2019 death, the election for a lifetime payout can be made by December 31, 2021.
Withdrawals from Employer Plans and IRAs, including Roth IRAs. Relief was provided for “coronavirus-related distributions” (as defined by federal tax law) from qualified plans and IRAs. The relief applies to such distributions made at any time on or after January 1, 2020 and before December 31, 2020 and permits recontribution of such distribution to a plan or IRA within three years.The recontribution is generally treated as a direct trustee-to-trustee transfer within 60 days of the distribution. Please note that recontributions to certain plans or IRAs may not be allowed based on plan or contract restrictions.
The distribution must have come from an “eligible retirement plan” within the meaning of Code section 402(c)(8)(B), i.e. , an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan. The relief was limited to aggregate distributions of $100,000.
Plan Loans. Relief is provided with respect to plan loans taken by any “qualified individual” (as defined by federal tax law) who is affected by the coronavirus in that the due date for any repayment on a loan that otherwise is due between March 27, 2020 (the date of enactment) and December 31, 2020, would be delayed for one year. This also would extend the maximum loan period (normally five years).
ERISA Requirements
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions
48

paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.
Other relevant information required by the exemptions is contained in the contract and accompanying documentation.
Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.
Spousal Consent Rules for Retirement Plans - Qualified Annuities
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.
IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.
ADDITIONAL CONSIDERATIONS
Reporting and Withholding for Escheated Amounts
Revenue Rulings 2018-17 and 2020-24 provide that an amount transferred from an IRA or 401(a) qualified retirement plan to a state’s unclaimed property fund is subject to federal income tax withholding at the time of transfer. The amount transferred is also subject to federal reporting. Consistent with these Rulings, we will withhold federal and state income taxes and report to the applicable Owner or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund.
Gifts and Generation-skipping Transfers
If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.
Civil Unions and Domestic Partnerships
U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract.
Please consult with your tax or legal adviser for additional information.

49

Appendix A: Portfolio Companies Available Under the Contract
The following is a list of Portfolio Companies available under the Contract. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at www.annuityregulatorydocuments.com. You can also request this information at no cost by calling 1-800-457-7617 or by sending an email request to rudaawfnf@se2.com.
The current expenses and performance information below reflects fee and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.

Investment Objective	Portfolio Company and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-Year	5-Year	10-Year
Long term growth of capital	AB VPS Growth and Income Portfolio - Class B* AllianceBernstein L.P.	0.87%	2.47%	9.46%	11.29%
Long term growth of capital	AB VPS Large Cap Growth Portfolio - Class B* AllianceBernstein L.P.	0.92%	35.15%	20.15%	17.14%
The fund seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity® VIP Government Money Market Portfolio - Initial Class Fidelity® Management & Research Company LLC (FMR)	0.24%	0.32%	0.97%	0.52%
Seek capital growth	Invesco V.I. American Franchise Fund - Series I Invesco Advisers, Inc.	0.86%	42.35%	19.56%	15.32%
Long-term capital appreciation.	Invesco V.I. American Value Fund - Series I Invesco Advisers, Inc.	0.90%	1.12%	7.00%	8.32%
Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks	Invesco V.I. Comstock Fund, Series I Invesco Advisers, Inc.	0.76%	-0.85%	8.57%	9.46%
Long-term growth of capital	Invesco V.I. Core Equity Fund - Series I Invesco Advisers, Inc.	0.81%	13.85%	10.67%	9.55%
The fund seeks capital appreciation.	Invesco V.I. Discovery Mid Cap Growth Fund - Series II (formerly Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund - Series II)*(1) Invesco Advisers, Inc.	1.05%	40.24%	19.09%	15.62%
Provide reasonable current income and long-term growth of income and capital	Invesco V.I. Diversified Dividend Fund - Series I Invesco Advisers, Inc.	0.71%	0.14%	7.62%	9.99%
Both capital appreciation and current income	Invesco V.I. Equity and Income Fund, Series I* Invesco Advisers, Inc.	0.57%	9.95%	8.89%	8.54%

Long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers	Invesco V.I. Global Core Equity Fund – Series I Invesco Advisers, Inc.	1.00%	13.23%	9.52%	6.86%
Total return, comprised of current income and capital appreciation	Invesco V.I. High Yield Fund - Series I* Invesco Advisers, Inc.	0.94%	3.32%	6.03%	5.27%
To provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor’s ® 500 Composite Stock Price Index	Invesco V.I. S&P 500 Index Fund - Series I Invesco Advisers, Inc.	0.38%	17.99%	14.72%	13.46%
The Fund seeks long-term capital growth by investing primarily in common stocks and other equity securities.	Morgan Stanley VIF Discovery Portfolio - Class I* Morgan Stanley Investment Management Inc.	0.95%	152.30%	37.70%	20.76%
The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.	Morgan Stanley VIF Emerging Markets Equity Portfolio - Class I* Morgan Stanley Investment Management Inc.	1.25%	14.44%	10.24%	3.04%
The Fund seeks both capital appreciation and current income.	Morgan Stanley VIF Global Infrastructure Portfolio - Class I* Morgan Stanley Investment Management Inc.	0.87%	-1.15%	8.76%	9.44%
The Fund seeks total return.	Morgan Stanley VIF Global Strategist Portfolio - Class I* Morgan Stanley Investment Management Inc.	0.91%	10.92%	8.41%	6.17%
The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies	Morgan Stanley VIF Growth Portfolio - Class I* Morgan Stanley Investment Management Inc.	0.57%	117.31%	34.10%	23.90%
The Fund seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.	Morgan Stanley VIF U.S. Real Estate Portfolio - Class I* Morgan Stanley Investment Management Inc.	0.82%	-16.85%	0.10%	5.25%
The Fund seeks as a primary objective to provide a high level of current income by investing primarily in U.S. government securities and other fixed-income securities. As a secondary objective, the Fund seeks capital appreciation but only when consistent with its primary objective.	Morgan Stanley VIS Income Plus Portfolio - Class X Morgan Stanley Investment Management Inc.	0.91%	10.63%	7.06%	6.03%
Seeks capital appreciation.	Putnam VT Growth Opportunities Fund - Class IB Putnam Investment Management, LLC	0.90%	38.71%	22.04%	16.94%

Seeks capital appreciation.	Putnam VT International Equity Fund - Class IB Putnam Investment Management, LLC	1.11%	12.10%	6.98%	5.43%
Seeks capital growth and current income.	Putnam VT Large Cap Value Fund - Class IB (formerly Putnam VT Equity Income Fund - Class IB) Putnam Investment Management, LLC	0.82%	5.80%	11.25%	11.60%
Seeks capital appreciation.	Putnam VT Small Cap Value Fund - Class IB Putnam Investment Management, LLC	1.40%	3.96%	7.30%	8.21%

1
Effective May 1, 2020, the Invesco V.I. Mid Cap Growth Fund  -  Series II merged into the Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund  -  Series II. Effective May 4, 2020, the Invesco V.I. Mid Cap Growth - Series II Sub-Account will be closed to all Contract Owners except those Contract Owners who have contract value invested in the Variable Sub-Account as of the closure date.

* The Fund’s annual expenses reflect temporary fee reductions.

Appendix B: Calculation Of Optional Benefits
Examples: Performance Income Benefit – Contract Value Increase, Additional Purchase Payment Adjustment and Withdrawal Adjustment
The rider is added at issue and the purchase payment is $100,000. The Performance Income Benefit is $100,000. The oldest Contract owner is 70 years old.
On the first Contract Anniversary, the Contract Value is $102,000. The Performance Income Benefit is increased to $102,000 since the Contract Value exceeds the most recently calculated Performance Income Benefit of $100,000.
On the second Contract Anniversary, the Contract Value is $97,000. The Performance Income Benefit remains $102,000 since the most recently calculated Performance Income Benefit exceeds the Contract Value.
The Contract Anniversary comparisons will be made until the older Contract owner has attained age 85.
Regardless of the age of the owner(s), purchase payments increase the Performance Income Benefit dollar-for-dollar by the payment amount at the time of the payment.
Also, regardless of the owner(s) age, withdrawals proportionally decrease the Performance Income Benefit at the time of the withdrawal, as described in the Enhanced Income Benefit:
The most recently calculated Performance Income Benefit is $110,000. A withdrawal of $5,000 is taken. The Contract Value prior to the withdrawal is $100,000. The Performance Income Benefit is reduced proportionally on the date of the withdrawal, by:
($5,000 / $100,000) x $110,000 = $5,500
and the Performance Income Benefit is $104,500.

Examples: Performance Death Benefit – Contract Value Increase, Additional Purchase Payment Adjustment and Withdrawal Adjustment
The rider is added at issue and the purchase payment is $100,000. The Performance Death Benefit is $100,000. The oldest Contract owner is 70 years old.
On the first Contract Anniversary, the Contract Value is $102,000. The Performance Death Benefit is increased to $102,000 since the Contract Value exceeds the most recently calculated Performance Death Benefit of $100,000.
On the second Contract Anniversary, the Contract Value is $97,000. The Performance Death Benefit remains $102,000 since the most recently calculated Performance Death Benefit exceeds the Contract Value.
The Contract Anniversary comparisons will be made until the older Contract owner has attained age 85.
Regardless of the age of the owner(s), purchase payments increase the Performance Death Benefit dollar-for-dollar by the payment amount at the time of the payment.
Also, regardless of the owner(s) age, withdrawals proportionally decrease the Performance Death Benefit at the time of the withdrawal, as described in the Enhanced Death Benefit :
The most recently calculated Performance Death Benefit is $110,000. A withdrawal of $5,000 is taken. The Contract Value prior to the withdrawal is $100,000. The Performance Death Benefit is reduced proportionally on the date of the withdrawal, by:
($5,000 / $100,000) x $110,000 = $5,500
and the Performance Death Benefit is $104,500.

Examples: Enhanced Death Benefit – Benefit Growth, Additional Purchase Payment Adjustment and Withdrawal Adjustment
The rider is added at issue and the purchase payment is $100,000. The Enhanced Death Benefit is $100,000. A benefit accumulation rate of 5% applies.
On the first Contract Anniversary, the Enhanced Death Benefit is $105,000, provided the oldest Contract owner has not reached his or her 75 th birthday.
A purchase payment of $20,000 made after the first Contract Anniversary but before the second Contract Anniversary will also increase the Enhanced Death Benefit by $20,000, regardless of the age of the Contract owner(s). Then, provided the oldest Contract owner has not reached his or her 75 th birthday, the Enhanced Death Benefit is $130,250.
B-1

Two months later, a withdrawal of $5,000 is taken. The Contract Value prior to the withdrawal is $115,000. The Enhanced Death Benefit is reduced proportionally on the next anniversary, or at the time the death benefit is computed, whichever is earlier, by:
($5,000 / $115,000) x $130,250 = $5,663
and the Enhanced Death Benefit is $124,587.

B-2

Appendix C - Calculation of Contract Features
Six-Month Dollar Cost Averaging Fixed Account Option Mon6h
Money in the Six-Month Dollar Cost Averaging Fixed Account will earn interest at the annual rate in effect at the time of allocation for the Six- Month Dollar Cost Averaging Fixed Account. Each purchase payment and associated interest in the Six-Month Dollar Cost Averaging Fixed Account must be transferred to sub-accounts of the variable account in equal monthly installments within the six-month transfer period. If the Six-Month Dollar Cost Averaging Fixed Account is discontinued prior to the last scheduled transfer, the remaining balance in the Six-Month Dollar Cost Averaging Fixed Account will immediately be transferred to the money market sub-account unless a different variable subaccount is requested. In this example, the policyholder allocates $100,000 to a Six-Month Dollar Cost Averaging Fixed Account. The example assumes an immediate transfer of the first installment. Six equal payments of $16,769.47 are transferred to the sub-accounts each month. These six equal payments result in the entire $100,000 purchase payment and associated interest being transferred to the Variable Sub-Accounts within the six-month transfer period.

Month	Beginning of Month	Beginning of Month Transfer	Interest	End of Month Balance
1	$100,000.00	$16,769.47	$205.27	$83,435.80
2	$83,435.80	$16,769.47	$164.42	$66,830.75
3	$66,830.75	$16,769.47	$123.46	$50,184.74
4	$50,184.74	$16,769.47	$82.41	$33,497.68
5	$33,497.68	$16,769.47	$41.26	$16,769.47
6	$16,769.47	$16,769.47	$0.00	$0.00

12 Month Dollar Cost Averaging Fixed Account Option
Money in the Twelve-Month Dollar Cost Averaging Fixed Account will earn interest at the annual rate in effect at the time of allocation for the Twelve- Month Dollar Cost Averaging Fixed Account. Each purchase payment and associated interest in the Twelve-Month Dollar Cost Averaging Fixed Account must be transferred to sub-accounts of the variable account in equal monthly installments within the twelve-month transfer period. If the Twelve-Month Dollar Cost Averaging Fixed Account is discontinued prior to the last scheduled transfer, the remaining balance in the Twelve-Month Dollar Cost Averaging Fixed Account will immediately be transferred to the money market sub-account unless a different variable subaccount is requested. In this example, the policyholder allocates $100,000 to a Twelve-Month Dollar Cost Averaging Fixed Account. The example assumes an immediate transfer of the first installment. Twelve equal payments of $8,446.69 are transferred to the sub-accounts each month. These twelve equal payments result in the entire $100,000 purchase payment and associated interest being transferred to the Variable Sub-Accounts within the twelve-month transfer period.

Month	Beginning of Month	Beginning of Month Transfer	Interest	End of Month Balance
1	$100,000.00	$8,446.69	$225.80	$91,779.10
2	$91,779.10	$8,446.69	$205.52	$83,537.93
3	$83,537.93	$8,446.69	$185.20	$75,276.43
4	$75,276.43	$8,446.69	$164.82	$66,994.55
5	$66,994.55	$8,446.69	$144.39	$58,692.25
6	$58,692.25	$8,446.69	$123.92	$50,369.48
7	$50,369.48	$8,446.69	$103.39	$42,026.18
8	$42,026.18	$8,446.69	$82.82	$33,662.30
9	$33,662.30	$8,446.69	$62.19	$25,277.79
10	$25,277.79	$8,446.69	$41.51	$16,872.61
11	$16,872.61	$8,446.69	$20.78	$8,446.69
12	$8,446.69	$8,446.69	$0.00	$0.00

C-1

Basic Dollar Cost Averaging
Through our Dollar Cost Averaging Program, you may automatically transfer a fixed dollar amount on a regular basis from any Variable Sub-Account or any Fixed Account Option to any of the other Variable Sub-Accounts. You may not use the Dollar Cost Averaging Program to transfer amounts to the Fixed Account Options. This program is available only during the Accumulation Phase. In this example, the policyholder elects to transfer a specified fixed amount of $1,000 monthly from Variable Sub-Account A to Variable Sub-Account B.

Month	Balance of Variable Sub-Account A Prior to Transfer	Balance of Variable Sub-Account B Prior to Transfer	Transfer from Variable Sub-Account A to Variable Sub-Account B	Balance of Variable Sub-Account A After Transfer	Balance of Variable Sub-Account B After Transfer
1	$100,000.00	$100,000.00	$1,000.00	$99,000.00	$101,000.00

Automatic Portfolio Rebalancing
Automatic Portfolio Rebalancing allows the customer to rebalance the sub-accounts within the Variable Account to the desired allocation on a monthly, quarterly, semi-annual, or annual basis, determined on the first date the customer decides to rebalance.
In this example, the customer decides to allocate $100,000 across 3 funds, 60% to Fund A, 25% to Fund B and 15% to Fund C. The customer rebalances on an annual basis. 1 year after $100,000 is invested in three different funds, Fund A grew 22%, Fund B grew 9% and the Fund C grew 4%.

	Original Allocation		Fund Performance	Year End Allocation Prior to Rebalance		Year End Allocation After Rebalance
Fund A	60%	$60,000.00	22%	63.1%	$73,200.00	60%	$69,630.00
Fund B	25%	$25,000.00	9%	23.5%	$27,250.00	25%	$29,012.50
Fund C	15%	$15,000.00	4%	13.4%	$15,600.00	15%	$17,407.50
Total	100%	$100,000.00		100.0%	$116,050.00	100%	$116,050.00
At the end of one year, the percentage of funds allocated to Fund A changed from 60% to 63.1%. Fund B changed from 25% to 23.5% and Fund C changed from 15% to 13.4%. The auto-rebalance feature rebalances the sub-accounts within the Variable Account to reflect the specified allocation. The number of units for each sub-account are adjusted to reflect the specified allocation percentages. The rebalanced allocation reflects the specified allocations of 60% in Fund A, 25% in Fund B and 15% in Fund C.
Systematic Withdrawal
A systematic withdrawal schedule is a method of withdrawing funds from an annuity account that specifies the amount and frequency of the payments to be made to the policyholder. A systematic withdrawal schedule can be set up to be paid monthly, quarterly, semi-annually, or annually. Policyholders are not guaranteed lifelong payments. With the systematic withdrawal schedule, one chooses instead to withdraw funds from an account, bearing the risk that the funds become depleted. You may pay taxes on annuity payments, although they grow in a tax-deferred account. In this example, a policyholder allocates funds to four Variable Sub Accounts. Fund A holds 35% of all funds, Fund B holds 30%, Fund C holds 20%, and Fund D holds 15%. The policyholder sets up a $2,000 monthly withdrawal. With the allocation above, $700 (35%) of the withdrawal amount would come from Fund A, $600 (30%) would come from Fund B, $400 (20%) would come from Fund C, and $300 (15%) would come from Fund D.
Automatic Additions Program
The Automatic Additions Program allows you to add subsequent purchase payments per month through automatic transfers from your bank account. Automatic Additions are not available with Dollar Cost Averaging Fixed Account Option. Subsequent purchase payments must be at least $50. In this example, a policyholder allocates funds to four Variable Sub Accounts. The policyholder allocates 35% to Fund A, 30% to Fund B, 20% to Fund C and 15% to Fund D. The policyholder sets up a $2,000 monthly automatic addition. $700 (35%) of the added amount would go to Fund A, $600 (30%) would go to Fund B, $400 (20%) would go to Fund C, and $300 (15%) would go to Fund D.
C-2

We (Allstate Life) have filed a Statement of Additional Information, dated April 30, 2021, with the Securities and Exchange Commission (“SEC”). It contains additional important information about the Contracts, and Allstate Life, and the Allstate Financial Advisors Separate Account I, and is incorporated herein by reference, which means that it is legally a part of this prospectus. For a free copy, or to request other information about the Contracts, and to make investor inquiries, please write to us at P.O. Box 758543, Topeka, KS 66675-8566, or call us at 1-800-457-7617. You may also visit our website at www.accessallstate.com

Reports and other information about Allstate Life and the Allstate Financial Advisors Separate Account I are available on the
Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Edgar Contract Identifier: C000005161 Morgan Stanley Variable Annuity II AssetManager

MSASSET2PROS

MORGAN STANLEY VARIABLE ANNUITY II
ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I, Registrant
Statement of Additional Information
Dated April 30, 2021
Allstate Life Insurance Company, Depositor
P.O. Box 758543
Topeka, KS 66675-8564
1-800-390-1277

This Statement of Additional Information supplements the information in the prospectus for the Morgan Stanley Variable Annuity II.
The Contract is no longer being offered for sale as of September 22, 2003.
This Statement of Additional Information is not a prospectus. You should read it with the prospectus dated April 30, 2021 for this Contract. You may obtain a prospectus by calling or writing us at the address or telephone number listed above.
This Statement of Additional Information uses the same defined terms as the prospectus for the Contract that we offer, except as specifically noted.

GENERAL INFORMATION AND HISTORY
DEPOSITOR
The Depositor for the Allstate Financial Advisors Separate Account I is Allstate Life Insurance Company. Our home office is located at 3075 Sanders Road, Northbrook, Illinois 60062.
REGISTRANT
Allstate Life Insurance Company (“We” or “Allstate Life”) established the Allstate Financial Advisors Separate Account I (“Variable Account”) in 1999 in the state of Illinois. The street address for the Allstate Financial Advisors Separate Account I is 5801 SW 6th Ave., Topeka, KS 66606-0001 with a mailing address of P.O. Box 758543, Topeka, KS 66675-8566.

NON-PRINCIPAL RISKS OF INVESTING IN THE CONTRACTS
CYBER SECURITY RISK
With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, Allstate Life is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches that could impact Allstate Life and Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers to Allstate Life. Cyber security failures originating with any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate the accumulation unit value (AUV) with respect to the Contract and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to Allstate Life, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by Allstate Life may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by Allstate Life in enhancing and upgrading computer systems and systems security following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. Although Allstate Life, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, Allstate Life cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.

SERVICES
SERVICE AGREEMENTS
Administration: We have primary responsibility for all administration of the Contracts and the Variable Account. Effective June 1, 2006, Allstate Life entered into an agreement (“the Agreement”) with Prudential Financial, Inc. and its subsidiary, The Prudential Insurance Company of America (“PICA”) pursuant to which Allstate Life sold, through a combination of coinsurance and modified coinsurance reinsurance, substantially all of its variable annuity business. Pursuant to the Agreement Allstate Life and PICA also entered into an administrative services agreement which provides that PICA or an affiliate administer the Variable Account and the Contracts. The benefits and provisions of the Contracts have not been changed by these transactions and agreements. None of the transactions or agreements have changed the fact that we are primarily liable to you under your Contract.
PICA entered into a master services agreement with se2, LLC, of 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby se2, LLC provides certain business process outsourcing services with respect to the Contracts. se2, LLC may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2020, consisted of the following: Donnelley Financial Solutions, formerly an RR Donnelley company (compliance printing and mailing) located at 35 West Wacker Drive, Chicago, IL 60601; Iron Mountain Information Management, LLC (file storage and document destruction) located at 1 Federal Street, Boston, MA 02110; TierPoint, LLC (back-up printing and disaster recovery) located at 9394 West Dodge Rd, Suite 100, Omaha, NE 68114; SOVOS Compliance (withholding calculations and tax statement mailing) located at 3650 Annapolis Lane, Suite 190, Plymouth, MN 55447; Records Center of Topeka, a division of Underground Vaults & Storage, Inc. (back-up tapes storage) located at 1540 NW Gage Blvd. #6, Topeka, KS 66618; Venio LLC, d/b/a Keane (lost shareholder search) located at PO Box 1508, Southeastern, PA 19399-1508; Broadridge Output Solutions, Inc., successor in interest to Broadridge Customer Communications Central, LLC (printing and mailing anniversary statements, financial confirmations, automated letters and quarterly statements) located at 2600 Southwest Blvd., Kansas City, MO 64108.
For the Variable Account, we paid commissions to Morgan Stanley & Co. LLC of $13,446,600.42, $13,989,486.81 and $5,534,312.64 for the years 2018, 2019 and 2020 respectively.
OTHER SERVICE PROVIDERS
Custodian information for the Registrant is not applicable.
Deloitte & Touche LLP is our independent registered public accounting firm, located at 111 S. Wacker Drive Chicago, IL 60606. We engage them to audit our financial statements and provide an opinion that our financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts comprising Allstate Financial Advisors Separate Account I, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods audited, in conformity with accounting principles generally accepted in the United States of America and that our financial statements and financial statement schedules present fairly, in all material respects, the financial position of Allstate Life Insurance Company and subsidiaries, and the results of its operations and its cash flows for each of the periods audited, in conformity with accounting principles generally accepted in the United States of America.
PURCHASE OF SECURITIES BEING OFFERED
The Contract is no longer offered for new sales effective September 22, 2003. If you have already purchased the Contract you may continue to make purchase payments according to the Contract. We offered the Contracts to the public through banks as well as brokers licensed under the federal securities laws and state insurance laws.
UNDERWRITER
The Contracts were sold exclusively by their principal underwriter, Morgan Stanley & Co. LLC (formerly, Morgan Stanley & Co. Incorporated) (“Morgan Stanley & Co.”) to its clients. Morgan Stanley & Co., a wholly owned subsidiary of Morgan Stanley, located at 1585 Broadway, New York, New York 10036. Morgan Stanley & Co. is a member of the New York Stock Exchange and the Financial Industry Regulatory Authority.
Effective June 1, 2009, Morgan Stanley and Citigroup Inc. (“Citi”) established a new broker dealer, Morgan Stanley Smith Barney LLC (“MSSB”), as part of a joint venture that included the Global Wealth Management Group within Morgan Stanley & Co. In furtherance of this joint venture, effective June 1, 2009, Morgan Stanley Smith Barney LLC was added as an additional party to the General Agency/Selling Agreement related to sales of the Contracts through the Morgan Stanley channel of MSSB. On June 28, 2013, Morgan Stanley purchased Citi’s interest in MSSB. Accordingly, MSSB is now a wholly owned indirect subsidiary of Morgan Stanley. Compensation amounts previously paid to Morgan Stanley & Co. are now paid to MSSB.
ANNUITY PAYMENTS
CALCULATION OF VARIABLE INCOME PAYMENTS

We determine the amount of the first variable income payment paid under an Income Plan using the income payment tables set out in the Contracts. The Contracts include tables that differentiate on the basis of sex, except in states or tax qualified plans that require the use of unisex tables. We calculate the amount of the first variable income payment under an Income Plan by applying the Contract Value allocated to each Variable Sub-Account, less any applicable premium tax charge deducted at the time, to the appropriate income payment factor for the selected Income Plan to determine the Initial Variable Amount Income Value. We will allocate the Initial Variable Amount Income Value among the Variable Sub-Accounts you have chosen in the proportions you specified. The portion of the Initial Variable Amount Income Value allocated to a particular Variable Sub-Account is divided by the Annuity Unit Value for that Variable Sub-Account on the Payout Start Date. This determines the number of Annuity Units from that Variable Sub-Account which will be used to determine your variable income payments. Variable income payments, which include your first variable income payment, will vary depending on changes in the Annuity Unit Values for the Variable Sub-Accounts upon which the income payments are based. Unless annuity transfers are made between Variable Sub-Accounts, each income payment from that Variable Sub-Account will be that number of Annuity Units multiplied by the Annuity Unit Value for the Variable Sub-Account for the Valuation Date on which the income payment is made.
NET INVESTMENT FACTOR
The Net Investment Factor for a Valuation Period is a number representing the change, since the last Valuation Period, in the value of Variable Sub-Account assets per Accumulation Unit due to investment income, realized or unrealized capital gain or loss, deductions for taxes, if any, and deductions for the mortality and expense risk charge and administrative expense charge. We determine the Net Investment Factor for each Variable Sub-Account for any Valuation Period by dividing (A) by (B) and subtracting (C) from the result, where:
(A) is the sum of:
(1) the net asset value per share of the Portfolio underlying the Variable Sub-Account determined at the end of the current Valuation Period; plus,
(2) the per share amount of any dividend or capital gain distributions made by the Portfolio underlying the Variable Sub-Account during the current Valuation Period;
(B) is the net asset value per share of the Portfolio underlying the Variable Sub-Account determined as of the end of the immediately preceding Valuation Period; and
(C) is the mortality and expense risk charge and administrative expense charge corresponding to the portion of the 365 day year (366 days for a leap year) that is in the current Valuation Period.
CALCULATION OF ANNUITY UNIT VALUES
Annuity Units in each Variable Sub-Account are valued separately and Annuity Unit Values will depend upon the investment experience of the particular Portfolio in which the Variable Sub-Account invests. We calculate the Annuity Unit Value for each Variable Sub-Account at the end of any Valuation Period by:
• multiplying the Annuity Unit Value at the end of the immediately preceding Valuation Period by the Variable Sub-Account's Net Investment Factor (described in the preceding section) for the Period; and then
• dividing the product by the sum of 1.0 plus the assumed investment rate for the Valuation Period.
The assumed investment rate adjusts for the interest rate assumed in the income payment tables used to determine the dollar amount of the first variable income payment, and is at an effective annual rate which is disclosed in the Contract.
The calculations discussed herein rely on the net investment factor and annuity unit calculations discussed in the Contract Value section of the Prospectus.
FINANCIAL STATEMENTS
The following financial statements (and accompanying Reports of Independent Registered Public Accounting Firm) appear in the pages that follow:
• Financial statements (and the Reports of Independent Registered Public Accounting Firm) of Allstate Life Insurance Company, as of December 31, 2020, 2019, and 2018, and for each of the years in the three-year period ended December 31, 2020.
• The statements of net assets of each of the Sub-accounts which comprise Allstate Financial Advisors Separate Account I, as of December 31, 2020 and the statements of operations for the year or period then ended and statements of changes in net assets for each of the periods in the two-year period then ended.
The consolidated financial statements and related financial statement schedules of Allstate Life Insurance Company included herein should be considered only as bearing upon the ability of Allstate Life Insurance Company to meet its obligations under the Contracts.
The financial statements and financial highlights of each of the Sub-Accounts comprising the Allstate Financial Advisors Separate Account I (the “Account”) included in the Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein and elsewhere in the Registration Statement. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
The consolidated financial statements and the related financial statement schedules of Allstate Life Insurance Company and subsidiaries included in the Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein and elsewhere in the Registration Statement. Such consolidated financial statements and financial statement schedules are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

MORGAN STANLEY VARIABLE ANNUITY 3
ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I, Registrant
Statement of Additional Information
Dated April 30, 2021
Allstate Life Insurance Company, Depositor
P.O. Box 758543
Topeka, KS 66675-8564
1-800-390-1277

This Statement of Additional Information supplements the information in the prospectus for the Morgan Stanley Variable Annuity 3.
This Contract is no longer offered for sale effective December 1, 2003.
This Statement of Additional Information is not a prospectus. You should read it with the prospectus dated April 30, 2021 for this Contract. You may obtain a prospectus by calling or writing us at the address or telephone number listed above.
This Statement of Additional Information uses the same defined terms as the prospectus for the Contract that we offer, except as specifically noted.

2

GENERAL INFORMATION AND HISTORY
DEPOSITOR
The Depositor for the Allstate Financial Advisors Separate Account I is Allstate Life Insurance Company. Our home office is located at 3075 Sanders Road, Northbrook, Illinois 60062.
REGISTRANT
Allstate Life Insurance Company (“We” or “Allstate Life”) established the Allstate Financial Advisors Separate Account I (“Variable Account”) in 1999 in the state of Illinois. The street address for the Allstate Financial Advisors Separate Account I is 5801 SW 6th Ave., Topeka, KS 66606-0001 with a mailing address of P.O. Box 758543, Topeka, KS 66675-8566.

NON-PRINCIPAL RISKS OF INVESTING IN THE CONTRACTS
CYBER SECURITY RISK
With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, Allstate Life is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches that could impact Allstate Life and Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers to Allstate Life. Cyber security failures originating with any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate the accumulation unit value (AUV) with respect to the Contract and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to Allstate Life, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by Allstate Life may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by Allstate Life in enhancing and upgrading computer systems and systems security following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. Although Allstate Life, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, Allstate Life cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.
SERVICES
SERVICE AGREEMENTS
Administration: We have primary responsibility for all administration of the Contracts and the Variable Account. Effective June 1, 2006, Allstate Life entered into an agreement (“the Agreement”) with Prudential Financial, Inc. and its subsidiary, The Prudential Insurance Company of America (“PICA”) pursuant to which Allstate Life sold, through a combination of coinsurance and modified
3

coinsurance reinsurance, substantially all of its variable annuity business. Pursuant to the Agreement Allstate Life and PICA also entered into an administrative services agreement which provides that PICA or an affiliate administer the Variable Account and the Contracts. The benefits and provisions of the Contracts have not been changed by these transactions and agreements. None of the transactions or agreements have changed the fact that we are primarily liable to you under your Contract.
PICA entered into a master services agreement with se2, LLC, of 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby se2, LLC provides certain business process outsourcing services with respect to the Contracts. se2, LLC may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2020, consisted of the following: Donnelley Financial Solutions, formerly an RR Donnelley company (compliance printing and mailing) located at 35 West Wacker Drive, Chicago, IL 60601; Iron Mountain Information Management, LLC (file storage and document destruction) located at 1 Federal Street, Boston, MA 02110; TierPoint, LLC (back-up printing and disaster recovery) located at 9394 West Dodge Rd, Suite 100, Omaha, NE 68114; SOVOS Compliance (withholding calculations and tax statement mailing) located at 3650 Annapolis Lane, Suite 190, Plymouth, MN 55447; Records Center of Topeka, a division of Underground Vaults & Storage, Inc. (back-up tapes storage) located at 1540 NW Gage Blvd. #6, Topeka, KS 66618; Venio LLC, d/b/a Keane (lost shareholder search) located at PO Box 1508, Southeastern, PA 19399-1508; Broadridge Output Solutions, Inc., successor in interest to Broadridge Customer Communications Central, LLC (printing and mailing anniversary statements, financial confirmations, automated letters and quarterly statements) located at 2600 Southwest Blvd., Kansas City, MO 64108.
For the Variable Account, we paid commissions to Morgan Stanley & Co. LLC of $13,446,600.42, $13,989,486.81 and $5,534,312.64 for the years 2018, 2019 and 2020 respectively.
OTHER SERVICE PROVIDERS
Custodian information for the Registrant is not applicable.
Deloitte & Touche LLP is our independent registered public accounting firm, located at 111 S. Wacker Drive Chicago, IL 60606. We engage them to audit our financial statements and provide an opinion that our financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts comprising Allstate Financial Advisors Separate Account I, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods audited, in conformity with accounting principles generally accepted in the United States of America and that our financial statements and financial statement schedules present fairly, in all material respects, the financial position of Allstate Life Insurance Company and subsidiaries, and the results of its operations and its cash flows for each of the periods audited, in conformity with accounting principles generally accepted in the United States of America.
PURCHASE OF SECURITIES BEING OFFERED
The Contract is no longer offered for new sales effective December 1, 2003. If you have already purchased the Contract you may continue to make purchase payments according to the Contract. We offered the Contracts to the public through banks as well as brokers licensed under the federal securities laws and state insurance laws.
UNDERWRITER
The Contracts were sold exclusively by their principal underwriter, Morgan Stanley & Co. LLC (formerly, Morgan Stanley & Co. Incorporated) (“Morgan Stanley & Co.”) to its clients. Morgan Stanley & Co., a wholly owned subsidiary of Morgan Stanley, located at 1585 Broadway, New York, New York 10036. Morgan Stanley & Co. is a member of the New York Stock Exchange and the Financial Industry Regulatory Authority.
Effective June 1, 2009, Morgan Stanley and Citigroup Inc. (“Citi”) established a new broker dealer, Morgan Stanley Smith Barney LLC (“MSSB”), as part of a joint venture that included the Global Wealth Management Group within Morgan Stanley & Co. In furtherance of this joint venture, effective June 1, 2009, Morgan Stanley Smith Barney LLC was added as an additional party to the General Agency/Selling Agreement related to sales of the Contracts through the Morgan Stanley channel of MSSB. On June 28, 2013, Morgan Stanley purchased Citi’s interest in MSSB. Accordingly, MSSB is now a wholly owned indirect subsidiary of Morgan Stanley. Compensation amounts previously paid to Morgan Stanley & Co. are now paid to MSSB.
ANNUITY PAYMENTS
CALCULATION OF VARIABLE INCOME PAYMENTS
We determine the amount of the first variable income payment paid under an Income Plan using the income payment tables set out in the Contracts. The Contracts include tables that differentiate on the basis of sex, except in states or tax qualified plans that require the use of unisex tables. We calculate the amount of the first variable income payment under an Income Plan by applying the Contract Value allocated to each Variable Sub-Account, less any applicable premium tax charge deducted at the time, to the appropriate income payment factor for the selected Income Plan to determine the Initial Variable Amount Income Value. We will allocate the Initial Variable Amount Income Value among the Variable Sub-Accounts you have chosen in the proportions you specified. The portion of the Initial Variable Amount Income Value allocated to a particular Variable Sub-Account is divided by the Annuity Unit Value for that Variable Sub-Account on the Payout Start Date. This determines the number of Annuity Units from that Variable Sub-Account which will be used to determine your variable income payments. Variable income payments, which include your first variable income payment, will vary depending on changes in the Annuity Unit Values for the Variable Sub-Accounts upon which the income payments are based. Unless annuity transfers are made between Variable Sub-Accounts, each income payment from that Variable Sub-Account will be that number of Annuity Units multiplied by the Annuity Unit Value for the Variable Sub-Account for the Valuation Date on which the income payment is made.
NET INVESTMENT FACTOR
The Net Investment Factor for a Valuation Period is a number representing the change, since the last Valuation Period, in the value of Variable Sub-Account assets per Accumulation Unit due to investment income, realized or unrealized capital gain or loss, deductions for taxes, if any, and deductions for the mortality and expense risk charge and administrative expense charge. We determine the Net Investment Factor for each Variable Sub-Account for any Valuation Period by dividing (A) by (B) and subtracting (C) from the result, where:
(A) is the sum of:
(1) the net asset value per share of the Portfolio underlying the Variable Sub-Account determined at the end of the current Valuation Period; plus,
(2) the per share amount of any dividend or capital gain distributions made by the Portfolio underlying the Variable Sub-Account during the current Valuation Period;
(B) is the net asset value per share of the Portfolio underlying the Variable Sub-Account determined as of the end of the immediately preceding Valuation Period; and
(C) is the mortality and expense risk charge and administrative expense charge corresponding to the portion of the 365 day year (366 days for a leap year) that is in the current Valuation Period.
CALCULATION OF ANNUITY UNIT VALUES
Annuity Units in each Variable Sub-Account are valued separately and Annuity Unit Values will depend upon the investment experience of the particular Portfolio in which the Variable Sub-Account invests. We calculate the Annuity Unit Value for each Variable Sub-Account at the end of any Valuation Period by:
• multiplying the Annuity Unit Value at the end of the immediately preceding Valuation Period by the Variable Sub-Account's Net Investment Factor (described in the preceding section) for the Period; and then
• dividing the product by the sum of 1.0 plus the assumed investment rate for the Valuation Period.
The assumed investment rate adjusts for the interest rate assumed in the income payment tables used to determine the dollar amount of the first variable income payment, and is at an effective annual rate which is disclosed in the Contract.
The calculations discussed herein rely on the net investment factor and annuity unit calculations discussed in the Contract Value section of the Prospectus.
FINANCIAL STATEMENTS
The following financial statements (and accompanying Reports of Independent Registered Public Accounting Firm) appear in the pages that follow:
• Financial statements (and the Reports of Independent Registered Public Accounting Firm) of Allstate Life Insurance Company, as of December 31, 2020, 2019, and 2018, and for each of the years in the three-year period ended December 31, 2020.
• The statements of net assets of each of the Sub-accounts which comprise Allstate Financial Advisors Separate Account I, as of December 31, 2020 and the statements of operations for the year or period then ended and statements of changes in net assets for each of the periods in the two-year period then ended.
The consolidated financial statements and related financial statement schedules of Allstate Life Insurance Company included herein should be considered only as bearing upon the ability of Allstate Life Insurance Company to meet its obligations under the Contracts.
The financial statements and financial highlights of each of the Sub-Accounts comprising the Allstate Financial Advisors Separate Account I (the “Account”) included in the Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein and elsewhere in the Registration Statement. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
The consolidated financial statements and the related financial statement schedules of Allstate Life Insurance Company and subsidiaries included in the Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein and elsewhere in the Registration Statement. Such consolidated financial statements and financial statement schedules are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

MORGAN STANLEY VARIABLE ANNUITY II ASSET MANAGER
ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I, Registrant
Statement of Additional Information
Dated April 30, 2021
Allstate Life Insurance Company, Depositor
P.O. Box 758543
Topeka, KS 66675-8564
1-800-390-1277

This Statement of Additional Information supplements the information in the prospectus for the Morgan Stanley Variable Annuity II Asset Manager.
The Contract is no longer being offered for sale as of July 1, 2003.
This Statement of Additional Information is not a prospectus. You should read it with the prospectus dated April 30, 2021 for this Contract. You may obtain a prospectus by calling or writing us at the address or telephone number listed above.
This Statement of Additional Information uses the same defined terms as the prospectus for the Contract that we offer, except as specifically noted.

GENERAL INFORMATION AND HISTORY
DEPOSITOR
The Depositor for the Allstate Financial Advisors Separate Account I is Allstate Life Insurance Company. Our home office is located at 3075 Sanders Road, Northbrook, Illinois 60062.
REGISTRANT
Allstate Life Insurance Company (“We” or “Allstate Life”) established the Allstate Financial Advisors Separate Account I (“Variable Account”) in 1999 in the state of Illinois. The street address for the Allstate Financial Advisors Separate Account I is 5801 SW 6th Ave., Topeka, KS 66606-0001 with a mailing address of P.O. Box 758543, Topeka, KS 66675-8566.

NON-PRINCIPAL RISKS OF INVESTING IN THE CONTRACTS
CYBER SECURITY RISK
With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, Allstate Life is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches that could impact Allstate Life and Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers to Allstate Life. Cyber security failures originating with any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate the accumulation unit value (AUV) with respect to the Contract and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to Allstate Life, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by Allstate Life may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by Allstate Life in enhancing and upgrading computer systems and systems security following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. Although Allstate Life, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, Allstate Life cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.

SERVICES
SERVICE AGREEMENTS
Administration: We have primary responsibility for all administration of the Contracts and the Variable Account. Effective June 1, 2006, Allstate Life entered into an agreement (“the Agreement”) with Prudential Financial, Inc. and its subsidiary, The Prudential Insurance Company of America (“PICA”) pursuant to which Allstate Life sold, through a combination of coinsurance and modified coinsurance reinsurance, substantially all of its variable annuity business. Pursuant to the Agreement Allstate Life and PICA also entered into an administrative services agreement which provides that PICA or an affiliate administer the Variable Account and the Contracts. The benefits and provisions of the Contracts have not been changed by these transactions and agreements. None of the transactions or agreements have changed the fact that we are primarily liable to you under your Contract.
PICA entered into a master services agreement with se2, LLC, of 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby se2, LLC provides certain business process outsourcing services with respect to the Contracts. se2, LLC may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2020, consisted of the following: Donnelley Financial Solutions, formerly an RR Donnelley company (compliance printing and mailing) located at 35 West Wacker Drive, Chicago, IL 60601; Iron Mountain Information Management, LLC (file storage and document destruction) located at 1 Federal Street, Boston, MA 02110; TierPoint, LLC (back-up printing and disaster recovery) located at 9394 West Dodge Rd, Suite 100, Omaha, NE 68114; SOVOS Compliance (withholding calculations and tax statement mailing) located at 3650 Annapolis Lane, Suite 190, Plymouth, MN 55447; Records Center of Topeka, a division of Underground Vaults & Storage, Inc. (back-up tapes storage) located at 1540 NW Gage Blvd. #6, Topeka, KS 66618; Venio LLC, d/b/a Keane (lost shareholder search) located at PO Box 1508, Southeastern, PA 19399-1508; Broadridge Output Solutions, Inc., successor in interest to Broadridge Customer Communications Central, LLC (printing and mailing anniversary statements, financial confirmations, automated letters and quarterly statements) located at 2600 Southwest Blvd., Kansas City, MO 64108.
For the Variable Account, we paid commissions to Morgan Stanley & Co. LLC of $13,446,600.42, $13,989,486.81 and $5,534,312.64 for the years 2018, 2019 and 2020 respectively.
OTHER SERVICE PROVIDERS
Custodian information for the Registrant is not applicable.
Deloitte & Touche LLP is our independent registered public accounting firm, located at 111 S. Wacker Drive Chicago, IL 60606. We engage them to audit our financial statements and provide an opinion that our financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts comprising Allstate Financial Advisors Separate Account I, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods audited, in conformity with accounting principles generally accepted in the United States of America and that our financial statements and financial statement schedules present fairly, in all material respects, the financial position of Allstate Life Insurance Company and subsidiaries, and the results of its operations and its cash flows for each of the periods audited, in conformity with accounting principles generally accepted in the United States of America.
PURCHASE OF SECURITIES BEING OFFERED
The Contract is no longer offered for new sales effective July 1, 2003. If you have already purchased the Contract you may continue to make purchase payments according to the Contract. We offered the Contracts to the public through banks as well as brokers licensed under the federal securities laws and state insurance laws.
UNDERWRITER
The Contracts were sold exclusively by their principal underwriter, Morgan Stanley & Co. LLC (formerly, Morgan Stanley & Co. Incorporated) (“Morgan Stanley & Co.”) to its clients. Morgan Stanley & Co., a wholly owned subsidiary of Morgan Stanley, located at 1585 Broadway, New York, New York 10036. Morgan Stanley & Co. is a member of the New York Stock Exchange and the Financial Industry Regulatory Authority.
Effective June 1, 2009, Morgan Stanley and Citigroup Inc. (“Citi”) established a new broker dealer, Morgan Stanley Smith Barney LLC (“MSSB”), as part of a joint venture that included the Global Wealth Management Group within Morgan Stanley & Co. In furtherance of this joint venture, effective June 1, 2009, Morgan Stanley Smith Barney LLC was added as an additional party to the General Agency/Selling Agreement related to sales of the Contracts through the Morgan Stanley channel of MSSB. On June 28, 2013, Morgan Stanley purchased Citi’s interest in MSSB. Accordingly, MSSB is now a wholly owned indirect subsidiary of Morgan Stanley. Compensation amounts previously paid to Morgan Stanley & Co. are now paid to MSSB.
ANNUITY PAYMENTS
CALCULATION OF VARIABLE INCOME PAYMENTS

We determine the amount of the first variable income payment paid under an Income Plan using the income payment tables set out in the Contracts. The Contracts include tables that differentiate on the basis of sex, except in states or tax qualified plans that require the use of unisex tables. We calculate the amount of the first variable income payment under an Income Plan by applying the Contract Value allocated to each Variable Sub-Account, less any applicable premium tax charge deducted at the time, to the appropriate income payment factor for the selected Income Plan to determine the Initial Variable Amount Income Value. We will allocate the Initial Variable Amount Income Value among the Variable Sub-Accounts you have chosen in the proportions you specified. The portion of the Initial Variable Amount Income Value allocated to a particular Variable Sub-Account is divided by the Annuity Unit Value for that Variable Sub-Account on the Payout Start Date. This determines the number of Annuity Units from that Variable Sub-Account which will be used to determine your variable income payments. Variable income payments, which include your first variable income payment, will vary depending on changes in the Annuity Unit Values for the Variable Sub-Accounts upon which the income payments are based. Unless annuity transfers are made between Variable Sub-Accounts, each income payment from that Variable Sub-Account will be that number of Annuity Units multiplied by the Annuity Unit Value for the Variable Sub-Account for the Valuation Date on which the income payment is made.
NET INVESTMENT FACTOR
The Net Investment Factor for a Valuation Period is a number representing the change, since the last Valuation Period, in the value of Variable Sub-Account assets per Accumulation Unit due to investment income, realized or unrealized capital gain or loss, deductions for taxes, if any, and deductions for the mortality and expense risk charge and administrative expense charge. We determine the Net Investment Factor for each Variable Sub-Account for any Valuation Period by dividing (A) by (B) and subtracting (C) from the result, where:
(A) is the sum of:
(1) the net asset value per share of the Portfolio underlying the Variable Sub-Account determined at the end of the current Valuation Period; plus,
(2) the per share amount of any dividend or capital gain distributions made by the Portfolio underlying the Variable Sub-Account during the current Valuation Period;
(B) is the net asset value per share of the Portfolio underlying the Variable Sub-Account determined as of the end of the immediately preceding Valuation Period; and
(C) is the mortality and expense risk charge and administrative expense charge corresponding to the portion of the 365 day year (366 days for a leap year) that is in the current Valuation Period.
CALCULATION OF ANNUITY UNIT VALUES
Annuity Units in each Variable Sub-Account are valued separately and Annuity Unit Values will depend upon the investment experience of the particular Portfolio in which the Variable Sub-Account invests. We calculate the Annuity Unit Value for each Variable Sub-Account at the end of any Valuation Period by:
• multiplying the Annuity Unit Value at the end of the immediately preceding Valuation Period by the Variable Sub-Account's Net Investment Factor (described in the preceding section) for the Period; and then
• dividing the product by the sum of 1.0 plus the assumed investment rate for the Valuation Period.
The assumed investment rate adjusts for the interest rate assumed in the income payment tables used to determine the dollar amount of the first variable income payment, and is at an effective annual rate which is disclosed in the Contract.
The calculations discussed herein rely on the net investment factor and annuity unit calculations discussed in the Contract Value section of the Prospectus.
FINANCIAL STATEMENTS
The following financial statements (and accompanying Reports of Independent Registered Public Accounting Firm) appear in the pages that follow:
• Financial statements (and the Reports of Independent Registered Public Accounting Firm) of Allstate Life Insurance Company, as of December 31, 2020, 2019, and 2018, and for each of the years in the three-year period ended December 31, 2020.
• The statements of net assets of each of the Sub-accounts which comprise Allstate Financial Advisors Separate Account I, as of December 31, 2020 and the statements of operations for the year or period then ended and statements of changes in net assets for each of the periods in the two-year period then ended.
The consolidated financial statements and related financial statement schedules of Allstate Life Insurance Company included herein should be considered only as bearing upon the ability of Allstate Life Insurance Company to meet its obligations under the Contracts.
The financial statements and financial highlights of each of the Sub-Accounts comprising the Allstate Financial Advisors Separate Account I (the “Account”) included in the Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein and elsewhere in the Registration Statement. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
The consolidated financial statements and the related financial statement schedules of Allstate Life Insurance Company and subsidiaries included in the Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein and elsewhere in the Registration Statement. Such consolidated financial statements and financial statement schedules are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Allstate Financial
Advisors Separate
Account I

Financial Statements as of December 31, 2020 and for
the years ended December 31, 2020 and 2019 and
Report of Independent Registered Public Accounting
Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
Allstate Life Insurance Company and the
Contract holders of Allstate Financial Advisors Separate Account I

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of net assets for each of the sub-accounts of Allstate Financial Advisors Separate Account I (the “Account”) listed in Appendix A, as of December 31, 2020, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods presented in Appendix A and the related notes. In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the sub-accounts comprising the Account as of December 31, 2020, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented in Appendix A, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the Account’s fund managers. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
April 7, 2021

We have served as the auditor of Allstate Life Insurance Company (the sponsor Company) since 2001.

                             Appendix A
Allstate Financial Advisors Separate Account I

Sub-account	Statement of Net Assets	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the Year Ended	For Each of the/ For the	For Each of the/ For the
Alliance Bernstein VPS Growth & Income Class B	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Alliance Bernstein VPS International Value Class B	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Alliance Bernstein VPS Large Cap Growth Class B	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Alliance Bernstein VPS Small/Mid Value Class B	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
American Century VP Balanced Class I**	—	—	—	—
American Century VP International Class I	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
AST Academic Strategies Asset Allocation	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
AST Advanced Strategies	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
AST AllianzGI World Trends	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
AST AQR Emerging Markets Equity	—	—	—	—
AST AQR Large-Cap	—	—	—	—
AST Balanced Asset Allocation	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
AST BlackRock Global Strategies	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
AST BlackRock Low Duration Bond	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
AST BlackRock/Loomis Sayles Bond	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
AST Bond Portfolio 2019	—	—	For the Year Ended December 31, 2019	Four Years Ended December 31, 2019
AST Bond Portfolio 2020	—	—	—	—
AST Bond Portfolio 2021**	—	—	—	—
AST Bond Portfolio 2022	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
AST Bond Portfolio 2023	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
AST Bond Portfolio 2024	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
AST Bond Portfolio 2025**	—	—	—	—
AST Bond Portfolio 2026	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
AST Bond Portfolio 2027!	—	December 31, 2020	Two Years Ended December 31, 2020	For the Period January 4, 2016* to December 31, 2016 and for the Four Years Ended December 31, 2020
AST Bond Portfolio 2028**	—	—	—	—
AST Bond Portfolio 2029!	—	December 31, 2020	Two Years Ended December 31, 2020	For the Period January 3, 2018* to December 31, 2018 and for the Two Years ended December 31, 2020
AST Bond Portfolio 2030	December 31, 2020	December 31, 2020	For the Year Ended December 31, 2020	For the Period January 2, 2019* to December 31, 2019 and for the Year ended December 31, 2020
AST Bond Portfolio 2031	December 31, 2020	For the Period January 2, 2020* to December 31, 2020	For the Period January 2, 2020* to December 31, 2020	For the Period January 2, 2020* to December 31, 2020
AST Capital Growth Asset Allocation	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020

                                            Appendix A (Cont.)

Sub-account	Statement of Net Assets	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the Year Ended	For Each of the/ For the	For Each of the/ For the
AST ClearBridge Dividend Growth**	—	—	—	—
AST Cohen & Steers Global Realty	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
AST Cohen & Steers Realty	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
AST Emerging Markets Equity	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
AST Fidelity Institutional AMSM Quantitative	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
AST Goldman Sachs Multi-Asset	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
AST Goldman Sachs Small-Cap Value	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
AST Government Money Market	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
AST High Yield	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
AST Hotchkis & Wiley Large-Cap Value	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
AST International Growth	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
AST International Value	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
AST Investment Grade Bond	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
AST J.P. Morgan Global Thematic	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
AST J.P. Morgan International Equity	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
AST J.P. Morgan Strategic Opportunities	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
AST Jennison Large-Cap Growth**	—	—	—	—
AST Large-Cap Core**	—	—	—	—
AST Loomis Sayles Large-Cap Growth	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
AST MFS Global Equity	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
AST MFS Growth	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
AST MFS Growth Allocation!	—	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
AST MFS Large-Cap Value**	—	—	—	—
AST Mid-Cap Growth	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
AST Neuberger Berman/LSV Mid-Cap Value	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
AST Preservation Asset Allocation	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
AST Prudential Core Bond**	—	—	—	—
AST Prudential Growth Allocation	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
AST QMA US Equity Alpha	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
AST Quantitative Modeling**	—	—	—	—
AST Small-Cap Growth	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
AST Small-Cap Growth Opportunities	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020

                                            Appendix A (Cont.)

Sub-account	Statement of Net Assets	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the Year Ended	For Each of the/ For the	For Each of the/ For the
AST Small-Cap Value	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
AST T. Rowe Price Asset Allocation	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
AST T. Rowe Price Large-Cap Growth	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
AST T. Rowe Price Large-Cap Value	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
AST T. Rowe Price Natural Resources	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
AST Templeton Global Bond	—	For the Period January 1, 2020 to November 13, 2020 #	For the Year ended December 31, 2019 and for the Period January 1, 2020 to November 13, 2020 #	Four Years ended December 31, 2019 and for the Period January 1, 2020 to November 13, 2020 #
AST WEDGE Capital Mid-Cap Value	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
AST Wellington Management Hedged Equity	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
AST Western Asset Core Plus Bond	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
AST Western Asset Emerging Markets Debt**	—	—	—	—
BNY Mellon Stock Index Fund, Inc.	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
BNY Mellon Sustainable U.S. Equity Portfolio, Inc	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
BNY Mellon VIF Government Money Market	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
BNY Mellon VIF Growth and Income Initial Shares	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
DWS Bond VIP Class A	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
DWS Capital Growth VIP Class A	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
DWS Core Equity VIP Class A	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
DWS CROCI® International VIP Class A	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
DWS Global Income Builder VIP Class A	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
DWS Global Small Cap VIP Class A	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
DWS Government Money Market VIP Class A	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
DWS Small Mid Cap Growth VIP Class A	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Federated Hermes Government Money Fund II	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Fidelity VIP Asset Manager: Growth Service Class 2**	—	—	—	—
Fidelity VIP Contrafund Initial Class	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Fidelity VIP Contrafund Service Class 2	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Fidelity VIP Equity-Income Initial Class	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Fidelity VIP Equity-Income Service Class 2	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Fidelity VIP Freedom 2010 Service Class 2	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020

                                            Appendix A (Cont.)

Sub-account	Statement of Net Assets	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the Year Ended	For Each of the/ For the	For Each of the/ For the
Fidelity VIP Freedom 2020 Service Class 2	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Fidelity VIP Freedom 2030 Service Class 2	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Fidelity VIP Freedom Income Service Class 2	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Fidelity VIP Government Money Market Initial Class	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	For the Period April 29, 2016* to December 31, 2016 and for the Four Years Ended on December 31 2020
Fidelity VIP Government Money Market Service Class 2	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Fidelity VIP Growth & Income Service Class 2	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Fidelity VIP Growth Initial Class	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Fidelity VIP Growth Opportunities Service Class 2	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Fidelity VIP Growth Service Class 2	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Fidelity VIP High Income Initial Class	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Fidelity VIP High Income Service Class 2	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Fidelity VIP Index 500 Initial Class	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Fidelity VIP Index 500 Service Class 2	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Fidelity VIP Investment Grade Bond Initial Class	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Fidelity VIP Investment Grade Bond Service Class 2	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Fidelity VIP Mid Cap Service Class 2	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Fidelity VIP Overseas Initial Class	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Fidelity VIP Overseas Service Class 2	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Franklin Flex Cap Growth VIP Class 2	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Franklin Growth and Income VIP Class 2	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Franklin Income VIP Class 2	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Franklin Large Cap Growth VIP Class 2	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Franklin Mutual Global Discovery VIP Class 2	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Franklin Mutual Shares VIP Class 2	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Franklin Small Cap Value VIP Class 2	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Franklin Small-Mid Cap Growth VIP Class 2	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Franklin U.S. Government Securities VIP Class 2	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Goldman Sachs VIT International Equity Insights Institutional Shares**	—	—	—	—
Goldman Sachs VIT Large Cap Value Institutional Shares	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020

                                            Appendix A (Cont.)

Sub-account	Statement of Net Assets	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the Year Ended	For Each of the/ For the	For Each of the/ For the
Goldman Sachs VIT Mid Cap Value Institutional Shares	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Goldman Sachs VIT Small Cap Equity Insights Institutional Shares	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Goldman Sachs VIT Strategic Growth Institutional Shares	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Goldman Sachs VIT U.S. Equity Insights Institutional Shares	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco Oppenheimer V.I. Capital Appreciation Series I	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco Oppenheimer V.I. Capital Appreciation Series II	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco Oppenheimer V.I. Conservative Balanced Series I	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco Oppenheimer V.I. Conservative Balanced Series II	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Series I	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Series II	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco Oppenheimer V.I. Global Series I	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco Oppenheimer V.I. Global Series II	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco Oppenheimer V.I. Global Strategic Income Series I	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco Oppenheimer V.I. Global Strategic Income Series II	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco Oppenheimer V.I. International Growth Series II**	—	—	—	—
Invesco Oppenheimer V.I. Main Street Series I	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco Oppenheimer V.I. Main Street Series II	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco Oppenheimer V.I. Main Street Small Cap Series I	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco Oppenheimer V.I. Main Street Small Cap Series II	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco Oppenheimer V.I. Total Return Bond Series I	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco Oppenheimer V.I. Total Return Bond Series II	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. American Franchise Series I	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. American Franchise Series II	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. American Value Series I	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. American Value Series II	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. Comstock Series I	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. Comstock Series II	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. Core Equity Series I	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. Core Equity Series II	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020

                                            Appendix A (Cont.)

Sub-account	Statement of Net Assets	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the Year Ended	For Each of the/ For the	For Each of the/ For the
Invesco V.I. Core Plus Bond Series I	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. Core Plus Bond Series II	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. Diversified Dividend Series I	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. Diversified Dividend Series II	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. Equity and Income Series I	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. Equity and Income Series II	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. Global Core Equity Series I	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. Global Core Equity Series II	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. Government Money Market Series I	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. Government Money Market Series II	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. Government Securities Series I	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. Government Securities Series II	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. Growth and Income Series II	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. High Yield Series I	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. High Yield Series II	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. International Growth Series I	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. International Growth Series II	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. Managed Volatility Series I	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. Managed Volatility Series II	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. Mid Cap Core Equity Series I	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. Mid Cap Core Equity Series II	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. Mid Cap Growth Series I	—	For the Period January 1, 2020 to April 30, 2020 #	For the Year ended December 31, 2019 and for the Period January 1, 2020 to April 30, 2020 #	Four Years ended December 31, 2019 and for the Period January 1, 2020 to April 30, 2020 #
Invesco V.I. Mid Cap Growth Series II	—	For the Period January 1, 2020 to April 30, 2020 #	For the Year ended December 31, 2019 and for the Period January 1, 2020 to April 30, 2020 #	Four Years ended December 31, 2019 and for the Period January 1, 2020 to April 30, 2020 #
Invesco V.I. S&P 500 Index Series I	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. S&P 500 Index Series II	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. Technology Series I	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. Technology Series II	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. Value Opportunities Series I	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020

                                            Appendix A (Cont.)

Sub-account	Statement of Net Assets	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the Year Ended	For Each of the/ For the	For Each of the/ For the
Invesco V.I. Value Opportunities Series II	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Janus Henderson VIT Forty Institutional Shares	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Janus Henderson VIT Global Research Service Shares**	—	—	—	—
Janus Henderson VIT Overseas Service Shares**	—	—	—	—
Lazard Retirement Series Emerging Market Equity Service Shares	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Legg Mason Partners Clearbridge Variable Large Cap Value Class I	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Lord Abbet Bond Debenture	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Lord Abbet Fundamental Equity	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Lord Abbet Growth and Income	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Lord Abbet Growth Opportunities	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Lord Abbet Mid Cap Stock	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
MFS VIT Growth Initial Class	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
MFS VIT Growth Service Class	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
MFS VIT High Yield Initial Class	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
MFS VIT Investors Trust Initial Class	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
MFS VIT Investors Trust Service Class	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
MFS VIT New Discovery Initial Class	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
MFS VIT New Discovery Service Class	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
MFS VIT Research Initial Class	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
MFS VIT Research Service Class	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
MFS VIT Total Return Bond Initial Class	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
MFS VIT Utilities Initial Class	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
MFS VIT Utilities Service Class	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Morgan Stanley VIF Core Plus Fixed Income Class I	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Morgan Stanley VIF Discovery Class I	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Morgan Stanley VIF Discovery Class II	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Morgan Stanley VIF Emerging Markets Debt Class II	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Morgan Stanley VIF Emerging Markets Equity Class I	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Morgan Stanley VIF Emerging Markets Equity Class II	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Morgan Stanley VIF Global Franchise Class II	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020

                                            Appendix A (Cont.)

Sub-account	Statement of Net Assets	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the Year Ended	For Each of the/ For the	For Each of the/ For the
Morgan Stanley VIF Global Infrastructure Class I	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Morgan Stanley VIF Global Infrastructure Class II	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Morgan Stanley VIF Global Strategist Class I	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Morgan Stanley VIF Global Strategist Class II	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Morgan Stanley VIF Growth Class I	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Morgan Stanley VIF Growth Class II	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Morgan Stanley VIF U.S. Real Estate Class I	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Morgan Stanley VIF U.S. Real Estate Class II	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Morgan Stanley VIS Income Plus Class X Shares	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Morgan Stanley VIS Income Plus Class Y Shares	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Neuberger Berman AMT Mid Cap Growth Class I	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Neuberger Berman AMT Sustainable Equity Class I	December 31, 2020	December 31, 2020	For the Period April 30, 2019* to December 31, 2019 and for theYear Ended December 31, 2020	For the Period April 30, 2019* to December 31, 2019 and for the Year Ended December 31, 2020
PIMCO VIT CommodityRealReturn® Strategy Advisor Class	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
PIMCO VIT Emerging Markets Bond Advisor Class	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
PIMCO VIT International Bond (U.S. Dollar-Hedged) Institutional Class	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
PIMCO VIT Real Return Advisor Class	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
PIMCO VIT Total Return Advisor Class	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
PIMCO VIT Total Return Institutional Class	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Profund VP Consumer Goods**	—	—	—	—
ProFund VP Consumer Services**	—	—	—	—
ProFund VP Financials**	—	—	—	—
ProFund VP Health Care**	—	—	—	—
ProFund VP Industrials**	—	—	—	—
ProFund VP Large-Cap Growth**	—	—	—	—
ProFund VP Large-Cap Value**	—	—	—	—
ProFund VP Mid-Cap Growth**	—	—	—	—
ProFund VP Mid-Cap Value**	—	—	—	—
ProFund VP Real Estate**	—	—	—	—
ProFund VP Small-Cap Growth**	—	—	—	—
ProFund VP Small-Cap Value**	—	—	—	—
ProFund VP Telecommunications**	—	—	—	—
ProFund VP Utilities**	—	—	—	—

                                            Appendix A (Cont.)

Sub-account	Statement of Net Assets	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the Year Ended	For Each of the/ For the	For Each of the/ For the
Putnam VT Diversified Income Class IB	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Putnam VT Emerging Markets Equity Fund Class IB	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Putnam VT Equity Income Class IB	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Putnam VT George Putnam Balanced Class IB	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Putnam VT Global Asset Allocation Class IB	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Putnam VT Global Equity Class IB	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Putnam VT Global Health Care Class IB	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Putnam VT Government Money Market Class IB	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Putnam VT Growth Opportunities Class IB	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Putnam VT High Yield Class IB	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Putnam VT Income Class IB	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Putnam VT International Equity Class IB	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Putnam VT International Value Class IB	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Putnam VT Mortgage Securities Class IB	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Putnam VT Multi-Cap Core Class IB	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Putnam VT Research Class IB	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Putnam VT Small Cap Growth Class IB	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Putnam VT Small Cap Value Class IB	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Putnam VT Sustainable Future Class IB	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Putnam VT Sustainable Leaders Class IB	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Rydex VT NASDAQ-100®**	—	—	—	—
Templeton Developing Markets VIP Class 2	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Templeton Foreign VIP Class 2	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Templeton Global Bond VIP Class 2	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Templeton Growth VIP Class 2	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
AST Global Bond	December 31, 2020	For the Period November 13, 2020* to December 31, 2020	For the Period November 13, 2020* to December 31, 2020	For the Period November 13, 2020* to December 31, 2020

* date represents commencement of operations
** sub-account was available but did not have assets at December 31, 2020 and did not have any activity for the year / period ended December 31, 2020
# represents the date the sub-account ceased operations
! sub-account was available but did not have assets at December 31, 2020

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
STATEMENT OF NET ASSETS
As of December 31, 2020

	Alliance Bernstein	Alliance Bernstein	Alliance Bernstein	Alliance Bernstein
	VPS Growth	VPS International	VPS Large	VPS Small/	American Century
	& Income	Value	Cap Growth	Mid Value	VP International
	Class B	Class B	Class B	Class B	Class I
ASSETS
Investments, at fair value	$33,921,001	$4,837,295	$35,857,968	$6,993,858	$8,858
Due from (to) Allstate Life Insurance Company	1,334	—	(57)	(47)	—
Total assets	$33,922,335	$4,837,295	$35,857,911	$6,993,811	$8,858
NET ASSETS
Accumulation units	$33,519,107	$4,837,295	$35,830,662	$6,993,232	$8,858
Contracts in payout (annuitization) period	403,228	—	27,249	579	—
Total net assets	$33,922,335	$4,837,295	$35,857,911	$6,993,811	$8,858
FUND SHARE INFORMATION
Number of shares	1,193,141	337,329	501,440	406,856	628
Cost of investments	$29,163,210	$5,005,623	$24,817,451	$6,912,145	$5,051
UNIT VALUE (1)
Lowest	$21.50	$9.18	$23.63	$33.38	$27.71
Highest	$35.17	$11.29	$57.14	$42.17	$28.37

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

	Alliance Bernstein	Alliance Bernstein	Alliance Bernstein	Alliance Bernstein
	VPS Growth	VPS International	VPS Large	VPS Small/	American Century
	& Income	Value	Cap Growth	Mid Value	VP International
	Class B	Class B	Class B	Class B	Class I
NET INVESTMENT INCOME (LOSS)
Dividends	$425,919	$70,985	$—	$46,624	$35
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(504,057)	(70,665)	(502,510)	(91,106)	(98)
Administrative expense	(36,275)	(8,692)	(40,669)	(11,225)	(7)
Net investment income (loss)	(114,413)	(8,372)	(543,179)	(55,707)	(70)
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	6,425,560	1,093,938	6,386,570	960,869	109
Cost of investments sold	6,141,337	1,286,053	5,046,988	1,155,360	76
Realized gains (losses) on fund shares	284,223	(192,115)	1,339,582	(194,491)	33
Realized gain distributions	1,747,600	—	2,657,462	287,204	105
Net realized gains (losses)	2,031,823	(192,115)	3,997,044	92,713	138
Change in unrealized gains (losses)	(2,116,737)	263,657	5,895,828	(20,239)	1,651
Net realized and change in
unrealized gains (losses) on investments	(84,914)	71,542	9,892,872	72,474	1,789
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(199,327)	$63,170	$9,349,693	$16,767	$1,719

(1) The high and low unit value (“UV”) are reported at the same amount where there is only one contract offered for investment in the Sub-Account. Otherwise, when more than one contract is available for investment, a high and low UV is reported.
(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2020.
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
STATEMENT OF NET ASSETS
As of December 31, 2020

	AST		AST	AST	AST
	Academic	AST	AllianzGI	Balanced	BlackRock
	Strategies	Advanced	World	Asset	Global
	Asset Allocation	Strategies	Trends	Allocation	Strategies
ASSETS
Investments, at fair value	$2,385,924	$1,610,489	$559,708	$5,381,213	$1,985
Due from (to) Allstate Life Insurance Company	—	—	—	—	—
Total assets	$2,385,924	$1,610,489	$559,708	$5,381,213	$1,985
NET ASSETS
Accumulation units	$2,385,924	$1,610,489	$559,708	$5,381,213	$1,985
Contracts in payout (annuitization) period	—	—	—	—	—
Total net assets	$2,385,924	$1,610,489	$559,708	$5,381,213	$1,985
FUND SHARE INFORMATION
Number of shares	142,019	67,272	30,736	235,090	121
Cost of investments	$1,825,120	$933,997	$349,738	$2,684,773	$1,223
UNIT VALUE (1)
Lowest	$11.30	$16.87	$14.22	$15.84	$12.41
Highest	$17.83	$25.75	$20.88	$23.73	$14.93

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

	AST		AST	AST	AST
	Academic	AST	AllianzGI	Balanced	BlackRock
	Strategies	Advanced	World	Asset	Global
	Asset Allocation	Strategies	Trends	Allocation	Strategies
NET INVESTMENT INCOME (LOSS)
Dividends	$—	$—	$—	$—	$—
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(33,093)	(20,834)	(10,666)	(67,598)	(40)
Administrative expense	(3,152)	(2,154)	(1,016)	(7,725)	(4)
Net investment income (loss)	(36,245)	(22,988)	(11,682)	(75,323)	(44)
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	989,410	312,808	746,575	1,069,692	2,370
Cost of investments sold	880,097	226,918	480,093	638,295	1,629
Realized gains (losses) on fund shares	109,313	85,890	266,482	431,397	741
Realized gain distributions	—	—	—	—	—
Net realized gains (losses)	109,313	85,890	266,482	431,397	741
Change in unrealized gains (losses)	(25,016)	49,713	(202,254)	133,337	(806)
Net realized and change in
unrealized gains (losses) on investments	84,297	135,603	64,228	564,734	(65)
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$48,052	$112,615	$52,546	$489,411	$(109)
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
STATEMENT OF NET ASSETS
As of December 31, 2020

	AST	AST
	BlackRock	BlackRock/	AST	AST	AST
	Low Duration	Loomis	Bond Portfolio	Bond Portfolio	Bond Portfolio
	Bond	Sayles Bond	2022	2023	2024
ASSETS
Investments, at fair value	$49,994	$91,668	$510,085	$128,202	$55,703
Due from (to) Allstate Life Insurance Company	—	—	—	—	—
Total assets	$49,994	$91,668	$510,085	$128,202	$55,703
NET ASSETS
Accumulation units	$49,994	$91,668	$510,085	$128,202	$55,703
Contracts in payout (annuitization) period	—	—	—	—	—
Total net assets	$49,994	$91,668	$510,085	$128,202	$55,703
FUND SHARE INFORMATION
Number of shares	4,306	5,769	33,780	9,915	4,393
Cost of investments	$46,781	$73,506	$467,194	$103,491	$42,691
UNIT VALUE (1)
Lowest	$9.24	$12.30	$11.31	$9.95	$10.05
Highest	$12.40	$16.41	$13.03	$11.31	$11.25

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

	AST	AST
	BlackRock	BlackRock/	AST	AST	AST
	Low Duration	Loomis	Bond Portfolio	Bond Portfolio	Bond Portfolio
	Bond	Sayles Bond	2022	2023	2024
NET INVESTMENT INCOME (LOSS)
Dividends	$—	$—	$—	$—	$—
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(578)	(908)	(8,328)	(1,700)	(735)
Administrative expense	(74)	(122)	(769)	(190)	(82)
Net investment income (loss)	(652)	(1,030)	(9,097)	(1,890)	(817)
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	3,084	5,783	27,944	2,030	852
Cost of investments sold	2,834	4,731	25,340	1,671	670
Realized gains (losses) on fund shares	250	1,052	2,604	359	182
Realized gain distributions	—	—	—	—	—
Net realized gains (losses)	250	1,052	2,604	359	182
Change in unrealized gains (losses)	990	4,593	22,495	7,863	4,303
Net realized and change in
unrealized gains (losses) on investments	1,240	5,645	25,099	8,222	4,485
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$588	$4,615	$16,002	$6,332	$3,668
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
STATEMENT OF NET ASSETS
As of December 31, 2020

	AST	AST	AST	AST	AST
	Bond Portfolio	Bond Portfolio	Bond Portfolio	Bond Portfolio	Bond Portfolio
	2026	2027	2029	2030	2031*
ASSETS
Investments, at fair value	$143,552	$—	$—	$166,089	$13,113
Due from (to) Allstate Life Insurance Company	—	—	—	—	—
Total assets	$143,552	$—	$—	$166,089	$13,113
NET ASSETS
Accumulation units	$143,552	$—	$—	$166,089	$13,113
Contracts in payout (annuitization) period	—	—	—	—	—
Total net assets	$143,552	$—	$—	$166,089	$13,113
FUND SHARE INFORMATION
Number of shares	11,259	—	—	12,679	1,158
Cost of investments	$116,353	$—	$—	$158,616	$13,334
UNIT VALUE (1)
Lowest	$10.71	$—	$—	$12.36	$11.00
Highest	$11.66	$—	$—	$12.72	$11.15

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

	AST	AST	AST	AST	AST
	Bond Portfolio	Bond Portfolio	Bond Portfolio	Bond Portfolio	Bond Portfolio
	2026	2027	2029	2030	2031*
NET INVESTMENT INCOME (LOSS)
Dividends	$—	$—	$—	$—	$—
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(2,228)	(26)	(92)	(3,812)	(54)
Administrative expense	(249)	(3)	(9)	(413)	(6)
Net investment income (loss)	(2,477)	(29)	(101)	(4,225)	(60)
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	175,418	12,668	39,462	358,480	4,767
Cost of investments sold	150,299	10,754	35,287	342,674	4,809
Realized gains (losses) on fund shares	25,119	1,914	4,175	15,806	(42)
Realized gain distributions	—	—	—	—	—
Net realized gains (losses)	25,119	1,914	4,175	15,806	(42)
Change in unrealized gains (losses)	(3,399)	(1,286)	(1,779)	7,473	(222)
Net realized and change in
unrealized gains (losses) on investments	21,720	628	2,396	23,279	(264)
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$19,243	$599	$2,295	$19,054	$(324)
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
STATEMENT OF NET ASSETS
As of December 31, 2020

					AST
	AST				Fidelity
	Capital Growth	AST	AST	AST	Institutional
	Asset	Cohen & Steers	Cohen & Steers	Emerging	AMSM
	Allocation	Global Realty	Realty	Markets Equity*	Quantitative
ASSETS
Investments, at fair value	$3,588,349	$1,647	$10,549	$4,754	$1,071,253
Due from (to) Allstate Life Insurance Company	—	—	—	—	—
Total assets	$3,588,349	$1,647	$10,549	$4,754	$1,071,253
NET ASSETS
Accumulation units	$3,588,349	$1,647	$10,549	$4,754	$1,071,253
Contracts in payout (annuitization) period	—	—	—	—	—
Total net assets	$3,588,349	$1,647	$10,549	$4,754	$1,071,253
FUND SHARE INFORMATION
Number of shares	145,395	114	751	464	59,913
Cost of investments	$2,073,921	$893	$6,159	$4,299	$699,895
UNIT VALUE (1)
Lowest	$16.37	$13.37	$17.22	$8.88	$13.06
Highest	$27.08	$25.10	$35.57	$15.76	$21.67

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

					AST
	AST				Fidelity
	Capital Growth	AST	AST	AST	Institutional
	Asset	Cohen & Steers	Cohen & Steers	Emerging	AMSM
	Allocation	Global Realty	Realty	Markets Equity*	Quantitative
NET INVESTMENT INCOME (LOSS)
Dividends	$—	$—	$—	$—	$—
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(47,329)	(22)	(149)	(59)	(12,612)
Administrative expense	(5,021)	(3)	(15)	(6)	(1,453)
Net investment income (loss)	(52,350)	(25)	(164)	(65)	(14,065)
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	982,372	141	694	375	407,228
Cost of investments sold	690,690	77	617	363	337,530
Realized gains (losses) on fund shares	291,682	64	77	12	69,698
Realized gain distributions	—	—	—	—	—
Net realized gains (losses)	291,682	64	77	12	69,698
Change in unrealized gains (losses)	112,223	(118)	(461)	162	(9,795)
Net realized and change in
unrealized gains (losses) on investments	403,905	(54)	(384)	174	59,903
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$351,555	$(79)	$(548)	$109	$45,838
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
STATEMENT OF NET ASSETS
As of December 31, 2020

		AST			AST
	AST	Goldman Sachs	AST		Hotchkis & Wiley
	Goldman Sachs	Small-Cap	Government	AST	Large-Cap
	Multi-Asset	Value	Money Market	High Yield	Value
ASSETS
Investments, at fair value	$467,373	$2,188	$195,604	$33,099	$1,369
Due from (to) Allstate Life Insurance Company	—	—	—	—	—
Total assets	$467,373	$2,188	$195,604	$33,099	$1,369
NET ASSETS
Accumulation units	$467,373	$2,188	$195,604	$33,099	$1,369
Contracts in payout (annuitization) period	—	—	—	—	—
Total net assets	$467,373	$2,188	$195,604	$33,099	$1,369
FUND SHARE INFORMATION
Number of shares	28,070	85	195,604	2,834	41
Cost of investments	$306,611	$885	$195,604	$22,075	$885
UNIT VALUE (1)
Lowest	$13.11	$22.16	$7.38	$15.30	$14.01
Highest	$18.45	$32.48	$9.51	$20.59	$30.50

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

		AST			AST
	AST	Goldman Sachs	AST		Hotchkis & Wiley
	Goldman Sachs	Small-Cap	Government	AST	Large-Cap
	Multi-Asset	Value	Money Market	High Yield	Value
NET INVESTMENT INCOME (LOSS)
Dividends	$—	$—	$673	$—	$—
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(5,793)	(27)	(4,240)	(283)	(11)
Administrative expense	(632)	(3)	(395)	(45)	(1)
Net investment income (loss)	(6,425)	(30)	(3,962)	(328)	(12)
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	63,356	172	663,922	719	14
Cost of investments sold	52,047	75	663,922	510	11
Realized gains (losses) on fund shares	11,309	97	—	209	3
Realized gain distributions	—	—	—	—	—
Net realized gains (losses)	11,309	97	—	209	3
Change in unrealized gains (losses)	23,191	(55)	—	694	(2)
Net realized and change in
unrealized gains (losses) on investments	34,500	42	—	903	1
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$28,075	$12	$(3,962)	$575	$(11)
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
STATEMENT OF NET ASSETS
As of December 31, 2020

				AST	AST
	AST	AST	AST	J.P. Morgan	J.P. Morgan
	International	International	Investment	Global	International
	Growth	Value	Grade Bond	Thematic	Equity
ASSETS
Investments, at fair value	$63,393	$22,070	$1,742,020	$132,919	$94,521
Due from (to) Allstate Life Insurance Company	—	—	—	—	—
Total assets	$63,393	$22,070	$1,742,020	$132,919	$94,521
NET ASSETS
Accumulation units	$63,393	$22,070	$1,742,020	$132,919	$94,521
Contracts in payout (annuitization) period	—	—	—	—	—
Total net assets	$63,393	$22,070	$1,742,020	$132,919	$94,521
FUND SHARE INFORMATION
Number of shares	2,351	1,035	179,775	6,522	2,585
Cost of investments	$28,284	$19,189	$1,584,967	$90,213	$67,056
UNIT VALUE (1)
Lowest	$14.41	$8.53	$16.78	$15.90	$11.41
Highest	$29.30	$16.69	$21.02	$24.02	$21.50

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

				AST	AST
	AST	AST	AST	J.P. Morgan	J.P. Morgan
	International	International	Investment	Global	International
	Growth	Value	Grade Bond	Thematic	Equity
NET INVESTMENT INCOME (LOSS)
Dividends	$—	$—	$—	$—	$—
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(545)	(239)	(30,068)	(1,373)	(1,440)
Administrative expense	(77)	(30)	(3,357)	(177)	(119)
Net investment income (loss)	(622)	(269)	(33,425)	(1,550)	(1,559)
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	992	632	7,336,744	38,485	1,563
Cost of investments sold	524	592	6,850,757	34,766	1,326
Realized gains (losses) on fund shares	468	40	485,987	3,719	237
Realized gain distributions	—	—	—	—	—
Net realized gains (losses)	468	40	485,987	3,719	237
Change in unrealized gains (losses)	14,747	(231)	(21,196)	9,364	10,607
Net realized and change in
unrealized gains (losses) on investments	15,215	(191)	464,791	13,083	10,844
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$14,593	$(460)	$431,366	$11,533	$9,285
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
STATEMENT OF NET ASSETS
As of December 31, 2020

	AST	AST
	J.P. Morgan	Loomis Sayles	AST		AST
	Strategic	Large-Cap	MFS Global	AST	MFS Growth
	Opportunities	Growth	Equity	MFS Growth	Allocation
ASSETS
Investments, at fair value	$1,746,416	$202,510	$22,213	$5,668	$—
Due from (to) Allstate Life Insurance Company	—	—	—	—	—
Total assets	$1,746,416	$202,510	$22,213	$5,668	$—
NET ASSETS
Accumulation units	$1,746,416	$202,510	$22,213	$5,668	$—
Contracts in payout (annuitization) period	—	—	—	—	—
Total net assets	$1,746,416	$202,510	$22,213	$5,668	$—
FUND SHARE INFORMATION
Number of shares	75,439	2,409	807	130	—
Cost of investments	$1,136,213	$48,778	$9,086	$1,137	$—
UNIT VALUE (1)
Lowest	$13.55	$29.40	$19.89	$30.90	$—
Highest	$18.53	$53.94	$33.52	$50.32	$—

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

	AST	AST
	J.P. Morgan	Loomis Sayles	AST		AST
	Strategic	Large-Cap	MFS Global	AST	MFS Growth
	Opportunities	Growth	Equity	MFS Growth	Allocation
NET INVESTMENT INCOME (LOSS)
Dividends	$—	$—	$—	$—	$—
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(21,297)	(2,470)	(168)	(48)	(304)
Administrative expense	(2,373)	(274)	(30)	(7)	(24)
Net investment income (loss)	(23,670)	(2,744)	(198)	(55)	(328)
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	402,790	22,554	1,562	68	183,257
Cost of investments sold	319,435	6,495	758	15	133,943
Realized gains (losses) on fund shares	83,355	16,059	804	53	49,314
Realized gain distributions	—	—	—	—	—
Net realized gains (losses)	83,355	16,059	804	53	49,314
Change in unrealized gains (losses)	83,871	35,809	1,887	1,278	(49,743)
Net realized and change in
unrealized gains (losses) on investments	167,226	51,868	2,691	1,331	(429)
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$143,556	$49,124	$2,493	$1,276	$(757)
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
STATEMENT OF NET ASSETS
As of December 31, 2020

		AST
		Neuberger	AST	AST	AST
	AST	Berman/LSV	Preservation	Prudential	QMA
	Mid-Cap	Mid-Cap	Asset	Growth	US Equity
	Growth	Value	Allocation	Allocation	Alpha
ASSETS
Investments, at fair value	$49,018	$21,392	$3,959,281	$9,997,658	$22,432
Due from (to) Allstate Life Insurance Company	—	—	—	—	—
Total assets	$49,018	$21,392	$3,959,281	$9,997,658	$22,432
NET ASSETS
Accumulation units	$49,018	$21,392	$3,959,281	$9,997,658	$22,432
Contracts in payout (annuitization) period	—	—	—	—	—
Total net assets	$49,018	$21,392	$3,959,281	$9,997,658	$22,432
FUND SHARE INFORMATION
Number of shares	3,097	617	200,979	516,942	678
Cost of investments	$19,916	$9,543	$2,461,216	$7,436,485	$8,741
UNIT VALUE (1)
Lowest	$28.81	$16.64	$14.48	$13.34	$17.74
Highest	$45.76	$32.01	$18.93	$23.46	$35.66

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

		AST
		Neuberger	AST	AST	AST
	AST	Berman/LSV	Preservation	Prudential	QMA
	Mid-Cap	Mid-Cap	Asset	Growth	US Equity
	Growth	Value	Allocation	Allocation	Alpha
NET INVESTMENT INCOME (LOSS)
Dividends	$—	$—	$—	$—	$—
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(525)	(216)	(52,552)	(123,472)	(244)
Administrative expense	(62)	(27)	(5,724)	(13,807)	(40)
Net investment income (loss)	(587)	(243)	(58,276)	(137,279)	(284)
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	5,965	2,023	694,387	5,627,905	12,599
Cost of investments sold	4,228	2,349	507,512	4,917,660	8,613
Realized gains (losses) on fund shares	1,737	(326)	186,875	710,245	3,986
Realized gain distributions	—	—	—	—	—
Net realized gains (losses)	1,737	(326)	186,875	710,245	3,986
Change in unrealized gains (losses)	11,031	(745)	132,982	(353,385)	(7,336)
Net realized and change in
unrealized gains (losses) on investments	12,768	(1,071)	319,857	356,860	(3,350)
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$12,181	$(1,314)	$261,581	$219,581	$(3,634)
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
STATEMENT OF NET ASSETS
As of December 31, 2020

		AST		AST	AST
	AST	Small-Cap	AST	T. Rowe Price	T. Rowe Price
	Small-Cap	Growth	Small-Cap	Asset	Large-Cap
	Growth	Opportunities	Value	Allocation	Growth
ASSETS
Investments, at fair value	$11,042	$18,157	$32,320	$3,466,662	$10,076
Due from (to) Allstate Life Insurance Company	—	—	—	—	—
Total assets	$11,042	$18,157	$32,320	$3,466,662	$10,076
NET ASSETS
Accumulation units	$11,042	$18,157	$32,320	$3,466,662	$10,076
Contracts in payout (annuitization) period	—	—	—	—	—
Total net assets	$11,042	$18,157	$32,320	$3,466,662	$10,076
FUND SHARE INFORMATION
Number of shares	140	557	1,106	91,930	156
Cost of investments	$8,646	$5,520	$11,626	$2,123,857	$1,554
UNIT VALUE (1)
Lowest	$32.05	$25.14	$16.39	$16.97	$39.29
Highest	$55.95	$49.22	$28.71	$25.09	$64.28

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

		AST		AST	AST
	AST	Small-Cap	AST	T. Rowe Price	T. Rowe Price
	Small-Cap	Growth	Small-Cap	Asset	Large-Cap
	Growth	Opportunities	Value	Allocation	Growth
NET INVESTMENT INCOME (LOSS)
Dividends	$—	$—	$—	$—	$—
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(33)	(228)	(292)	(47,249)	(87)
Administrative expense	(6)	(31)	(39)	(4,704)	(13)
Net investment income (loss)	(39)	(259)	(331)	(51,953)	(100)
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	1,360	14,226	1,227	1,690,388	2,047
Cost of investments sold	1,454	6,878	1,225	1,384,608	1,887
Realized gains (losses) on fund shares	(94)	7,348	2	305,780	160
Realized gain distributions	—	—	—	—	—
Net realized gains (losses)	(94)	7,348	2	305,780	160
Change in unrealized gains (losses)	2,211	(2,439)	(81)	(22,894)	2,454
Net realized and change in
unrealized gains (losses) on investments	2,117	4,909	(79)	282,886	2,614
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$2,078	$4,650	$(410)	$230,933	$2,514
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
STATEMENT OF NET ASSETS
As of December 31, 2020

	AST	AST		AST	AST
	T. Rowe Price	T. Rowe Price	AST	WEDGE Capital	Wellington
	Large-Cap	Natural	Templeton	Mid-Cap	Management
	Value	Resources	Global Bond*	Value	Hedged Equity
ASSETS
Investments, at fair value	$104,494	$21,477	$—	$32,144	$244,150
Due from (to) Allstate Life Insurance Company	—	—	—	—	—
Total assets	$104,494	$21,477	$—	$32,144	$244,150
NET ASSETS
Accumulation units	$104,494	$21,477	$—	$32,144	$244,150
Contracts in payout (annuitization) period	—	—	—	—	—
Total net assets	$104,494	$21,477	$—	$32,144	$244,150
FUND SHARE INFORMATION
Number of shares	5,944	975	—	1,331	13,140
Cost of investments	$88,688	$22,046	$—	$11,899	$170,747
UNIT VALUE (1)
Lowest	$12.07	$6.65	$—	$15.10	$12.47
Highest	$24.16	$13.21	$—	$27.23	$23.70

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

	AST	AST		AST	AST
	T. Rowe Price	T. Rowe Price	AST	WEDGE Capital	Wellington
	Large-Cap	Natural	Templeton	Mid-Cap	Management
	Value	Resources	Global Bond*	Value	Hedged Equity
NET INVESTMENT INCOME (LOSS)
Dividends	$—	$—	$—	$—	$—
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(1,309)	(307)	(212)	(365)	(3,202)
Administrative expense	(135)	(35)	(24)	(40)	(337)
Net investment income (loss)	(1,444)	(342)	(236)	(405)	(3,539)
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	3,417	8,789	20,024	405	58,282
Cost of investments sold	3,573	12,039	20,844	185	51,614
Realized gains (losses) on fund shares	(156)	(3,250)	(820)	220	6,668
Realized gain distributions	—	—	—	—	—
Net realized gains (losses)	(156)	(3,250)	(820)	220	6,668
Change in unrealized gains (losses)	1,685	938	(322)	(2,311)	4,597
Net realized and change in
unrealized gains (losses) on investments	1,529	(2,312)	(1,142)	(2,091)	11,265
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$85	$(2,654)	$(1,378)	$(2,496)	$7,726
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
STATEMENT OF NET ASSETS
As of December 31, 2020

	AST		BNY Mellon		BNY Mellon VIF
	Western Asset	BNY Mellon	Sustainable U.S.	BNY Mellon VIF	Growth and
	Core Plus	Stock Index	Equity Portfolio,	Government	Income
	Bond	Fund, Inc.	Inc	Money Market	Initial Shares
ASSETS
Investments, at fair value	$67,269	$258,699	$15,536	$173,554	$21,034
Due from (to) Allstate Life Insurance Company	—	—	—	—	—
Total assets	$67,269	$258,699	$15,536	$173,554	$21,034
NET ASSETS
Accumulation units	$67,269	$258,699	$15,536	$173,554	$21,034
Contracts in payout (annuitization) period	—	—	—	—	—
Total net assets	$67,269	$258,699	$15,536	$173,554	$21,034
FUND SHARE INFORMATION
Number of shares	4,426	4,025	329	173,554	590
Cost of investments	$54,121	$140,823	$10,723	$173,555	$14,649
UNIT VALUE (1)
Lowest	$13.11	$25.52	$18.52	$8.32	$26.71
Highest	$16.23	$41.95	$36.26	$11.19	$39.16

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

	AST		BNY Mellon		BNY Mellon VIF
	Western Asset	BNY Mellon	Sustainable U.S.	BNY Mellon VIF	Growth and
	Core Plus	Stock Index	Equity Portfolio,	Government	Income
	Bond	Fund, Inc.	Inc	Money Market	Initial Shares
NET INVESTMENT INCOME (LOSS)
Dividends	$—	$3,623	$141	$372	$147
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(628)	(3,049)	(139)	(2,259)	(238)
Administrative expense	(96)	(232)	(13)	(176)	(18)
Net investment income (loss)	(724)	342	(11)	(2,063)	(109)
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	3,331	26,311	161	3,946	3,082
Cost of investments sold	2,748	16,969	131	3,946	2,352
Realized gains (losses) on fund shares	583	9,342	30	—	730
Realized gain distributions	—	14,128	153	—	1,414
Net realized gains (losses)	583	23,470	183	—	2,144
Change in unrealized gains (losses)	4,397	10,352	2,705	—	2,171
Net realized and change in
unrealized gains (losses) on investments	4,980	33,822	2,888	—	4,315
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$4,256	$34,164	$2,877	$(2,063)	$4,206
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
STATEMENT OF NET ASSETS
As of December 31, 2020

		DWS		DWS	DWS
	DWS	Capital Growth	DWS	CROCI®	Global Income
	Bond VIP	VIP	Core Equity VIP	International VIP	Builder VIP
	Class A	Class A	Class A	Class A	Class A
ASSETS
Investments, at fair value	$166,760	$1,733,778	$543,806	$133,117	$483,844
Due from (to) Allstate Life Insurance Company	125	(3,017)	94	9	196
Total assets	$166,885	$1,730,761	$543,900	$133,126	$484,040
NET ASSETS
Accumulation units	$148,066	$1,459,191	$542,099	$124,407	$445,777
Contracts in payout (annuitization) period	18,819	271,570	1,801	8,719	38,263
Total net assets	$166,885	$1,730,761	$543,900	$133,126	$484,040
FUND SHARE INFORMATION
Number of shares	27,701	40,930	44,465	18,386	19,300
Cost of investments	$157,765	$1,035,078	$451,860	$163,636	$440,897
UNIT VALUE (1)
Lowest	$19.57	$51.15	$34.34	$13.79	$21.61
Highest	$20.01	$52.30	$35.11	$14.10	$21.95

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

		DWS		DWS	DWS
	DWS	Capital Growth	DWS	CROCI®	Global Income
	Bond VIP	VIP	Core Equity VIP	International VIP	Builder VIP
	Class A	Class A	Class A	Class A	Class A
NET INVESTMENT INCOME (LOSS)
Dividends	$4,828	$7,973	$6,690	$4,422	$11,280
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(680)	(6,437)	(1,998)	(524)	(1,495)
Administrative expense	(508)	(4,736)	(1,439)	(376)	(1,060)
Net investment income (loss)	3,640	(3,200)	3,253	3,522	8,725
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	27,005	321,898	47,233	17,058	80,183
Cost of investments sold	26,393	218,918	45,973	23,704	78,427
Realized gains (losses) on fund shares	612	102,980	1,260	(6,646)	1,756
Realized gain distributions	—	108,367	22,630	—	8,307
Net realized gains (losses)	612	211,347	23,890	(6,646)	10,063
Change in unrealized gains (losses)	9,485	320,800	44,399	4,551	8,100
Net realized and change in
unrealized gains (losses) on investments	10,097	532,147	68,289	(2,095)	18,163
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$13,737	$528,947	$71,542	$1,427	$26,888
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
STATEMENT OF NET ASSETS
As of December 31, 2020

				Federated
	DWS	DWS	DWS	Hermes
	Global	Government	Small Mid Cap	Government	Fidelity VIP
	Small Cap VIP	Money Market	Growth VIP	Money	Contrafund
	Class A	VIP Class A	Class A	Fund II*	Initial Class
ASSETS
Investments, at fair value	$570,847	$81,792	$395,129	$2,012,874	$4,737,239
Due from (to) Allstate Life Insurance Company	—	5	—	396	226
Total assets	$570,847	$81,797	$395,129	$2,013,270	$4,737,465
NET ASSETS
Accumulation units	$570,847	$72,751	$395,129	$1,970,102	$4,711,471
Contracts in payout (annuitization) period	—	9,046	—	43,168	25,994
Total net assets	$570,847	$81,797	$395,129	$2,013,270	$4,737,465
FUND SHARE INFORMATION
Number of shares	47,970	81,792	22,669	2,012,874	98,344
Cost of investments	$591,084	$81,792	$355,178	$2,012,874	$2,847,176
UNIT VALUE (1)
Lowest	$44.48	$10.12	$31.85	$8.33	$39.12
Highest	$45.48	$10.26	$32.35	$11.80	$72.17

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

				Federated
	DWS	DWS	DWS	Hermes
	Global	Government	Small Mid Cap	Government	Fidelity VIP
	Small Cap VIP	Money Market	Growth VIP	Money	Contrafund
	Class A	VIP Class A	Class A	Fund II*	Initial Class
NET INVESTMENT INCOME (LOSS)
Dividends	$4,379	$157	$135	$4,899	$10,984
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(2,175)	(320)	(1,221)	(28,726)	(56,679)
Administrative expense	(1,563)	(240)	(890)	(2,211)	(4,472)
Net investment income (loss)	641	(403)	(1,976)	(26,038)	(50,167)
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	130,219	11,909	42,541	431,605	1,179,447
Cost of investments sold	160,916	11,909	54,481	431,605	846,688
Realized gains (losses) on fund shares	(30,697)	—	(11,940)	—	332,759
Realized gain distributions	—	—	4,560	—	23,840
Net realized gains (losses)	(30,697)	—	(7,380)	—	356,599
Change in unrealized gains (losses)	106,979	—	92,970	—	840,819
Net realized and change in
unrealized gains (losses) on investments	76,282	—	85,590	—	1,197,418
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$76,923	$(403)	$83,614	$(26,038)	$1,147,251
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
STATEMENT OF NET ASSETS
As of December 31, 2020

	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP
	Contrafund	Equity-Income	Equity-Income	Freedom 2010	Freedom 2020
	Service Class 2	Initial Class	Service Class 2	Service Class 2	Service Class 2
ASSETS
Investments, at fair value	$27,175,031	$534,056	$522,073	$2,670,565	$3,040,088
Due from (to) Allstate Life Insurance Company	2,413	75	—	(403)	—
Total assets	$27,177,444	$534,131	$522,073	$2,670,162	$3,040,088
NET ASSETS
Accumulation units	$27,103,033	$525,563	$522,073	$2,467,895	$3,040,088
Contracts in payout (annuitization) period	74,411	8,568	—	202,267	—
Total net assets	$27,177,444	$534,131	$522,073	$2,670,162	$3,040,088
FUND SHARE INFORMATION
Number of shares	581,533	22,345	22,523	188,466	203,759
Cost of investments	$17,474,105	$467,780	$474,849	$2,235,591	$2,406,783
UNIT VALUE (1)
Lowest	$25.69	$25.14	$22.06	$15.45	$16.50
Highest	$54.36	$32.40	$29.28	$19.04	$20.33

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP
	Contrafund	Equity-Income	Equity-Income	Freedom 2010	Freedom 2020
	Service Class 2	Initial Class	Service Class 2	Service Class 2	Service Class 2
NET INVESTMENT INCOME (LOSS)
Dividends	$20,774	$8,669	$7,659	$26,680	$28,211
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(369,083)	(6,415)	(6,820)	(40,452)	(43,677)
Administrative expense	(48,196)	(478)	(460)	(4,945)	(5,545)
Net investment income (loss)	(396,505)	1,776	379	(18,717)	(21,011)
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	6,236,164	77,898	23,409	451,393	706,102
Cost of investments sold	4,658,076	73,017	23,606	415,861	633,459
Realized gains (losses) on fund shares	1,578,088	4,881	(197)	35,532	72,643
Realized gain distributions	139,723	22,068	21,441	113,469	175,329
Net realized gains (losses)	1,717,811	26,949	21,244	149,001	247,972
Change in unrealized gains (losses)	5,063,683	(4,112)	3,572	121,012	127,240
Net realized and change in
unrealized gains (losses) on investments	6,781,494	22,837	24,816	270,013	375,212
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$6,384,989	$24,613	$25,195	$251,296	$354,201
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
STATEMENT OF NET ASSETS
As of December 31, 2020

			Fidelity VIP	Fidelity VIP	Fidelity VIP
	Fidelity VIP	Fidelity VIP	Government	Government	Growth
	Freedom 2030	Freedom Income	Money Market	Money Market	& Income
	Service Class 2	Service Class 2	Initial Class	Service Class 2	Service Class 2
ASSETS
Investments, at fair value	$694,168	$588,158	$30,238,448	$39,742,128	$3,559,525
Due from (to) Allstate Life Insurance Company	—	—	3,421	(1,837)	1
Total assets	$694,168	$588,158	$30,241,869	$39,740,291	$3,559,526
NET ASSETS
Accumulation units	$694,168	$588,158	$29,621,254	$39,325,761	$3,559,395
Contracts in payout (annuitization) period	—	—	620,615	414,530	131
Total net assets	$694,168	$588,158	$30,241,869	$39,740,291	$3,559,526
FUND SHARE INFORMATION
Number of shares	41,492	46,385	30,238,448	39,742,128	163,882
Cost of investments	$537,436	$506,635	$30,238,449	$39,742,129	$2,683,471
UNIT VALUE (1)
Lowest	$17.98	$12.93	$9.53	$7.92	$23.30
Highest	$22.16	$15.94	$10.15	$9.75	$28.66

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

			Fidelity VIP	Fidelity VIP	Fidelity VIP
	Fidelity VIP	Fidelity VIP	Government	Government	Growth
	Freedom 2030	Freedom Income	Money Market	Money Market	& Income
	Service Class 2	Service Class 2	Initial Class	Service Class 2	Service Class 2
NET INVESTMENT INCOME (LOSS)
Dividends	$6,117	$6,066	$101,936	$100,832	$62,167
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(9,227)	(9,219)	(415,801)	(659,058)	(50,284)
Administrative expense	(1,229)	(1,170)	(30,478)	(58,554)	(6,176)
Net investment income (loss)	(4,339)	(4,323)	(344,343)	(616,780)	5,707
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	272,105	110,091	10,335,572	14,209,600	636,669
Cost of investments sold	197,923	97,091	10,335,572	14,209,600	530,630
Realized gains (losses) on fund shares	74,182	13,000	—	—	106,039
Realized gain distributions	34,681	11,393	—	—	169,740
Net realized gains (losses)	108,863	24,393	—	—	275,779
Change in unrealized gains (losses)	(17,802)	29,081	—	—	(62,908)
Net realized and change in
unrealized gains (losses) on investments	91,061	53,474	—	—	212,871
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$86,722	$49,151	$(344,343)	$(616,780)	$218,578
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
STATEMENT OF NET ASSETS
As of December 31, 2020

		Fidelity VIP
	Fidelity VIP	Growth	Fidelity VIP	Fidelity VIP	Fidelity VIP
	Growth	Opportunities	Growth	High Income	High Income
	Initial Class	Service Class 2	Service Class 2	Initial Class	Service Class 2
ASSETS
Investments, at fair value	$3,956,826	$2,454,712	$181,595	$188,480	$1,581,746
Due from (to) Allstate Life Insurance Company	41	—	—	11	—
Total assets	$3,956,867	$2,454,712	$181,595	$188,491	$1,581,746
NET ASSETS
Accumulation units	$3,933,060	$2,454,712	$181,595	$186,796	$1,581,746
Contracts in payout (annuitization) period	23,807	—	—	1,695	—
Total net assets	$3,956,867	$2,454,712	$181,595	$188,491	$1,581,746
FUND SHARE INFORMATION
Number of shares	38,416	32,261	1,805	35,495	310,756
Cost of investments	$2,206,515	$1,291,418	$84,221	$200,743	$1,659,710
UNIT VALUE (1)
Lowest	$28.24	$51.93	$32.95	$17.58	$16.36
Highest	$62.73	$63.99	$50.13	$21.49	$26.26

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

		Fidelity VIP
	Fidelity VIP	Growth	Fidelity VIP	Fidelity VIP	Fidelity VIP
	Growth	Opportunities	Growth	High Income	High Income
	Initial Class	Service Class 2	Service Class 2	Initial Class	Service Class 2
NET INVESTMENT INCOME (LOSS)
Dividends	$2,735	$—	$62	$9,198	$69,232
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(44,222)	(29,485)	(2,365)	(2,310)	(22,340)
Administrative expense	(3,451)	(3,674)	(156)	(187)	(2,631)
Net investment income (loss)	(44,938)	(33,159)	(2,459)	6,701	44,261
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	959,478	558,743	18,191	34,509	294,883
Cost of investments sold	652,859	391,796	9,330	37,902	320,601
Realized gains (losses) on fund shares	306,619	166,947	8,861	(3,393)	(25,718)
Realized gain distributions	342,400	108,281	14,453	—	—
Net realized gains (losses)	649,019	275,228	23,314	(3,393)	(25,718)
Change in unrealized gains (losses)	615,526	784,907	35,244	(2,022)	(18,519)
Net realized and change in
unrealized gains (losses) on investments	1,264,545	1,060,135	58,558	(5,415)	(44,237)
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$1,219,607	$1,026,976	$56,099	$1,286	$24
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
STATEMENT OF NET ASSETS
As of December 31, 2020

			Fidelity VIP	Fidelity VIP
	Fidelity VIP	Fidelity VIP	Investment	Investment	Fidelity VIP
	Index 500	Index 500	Grade Bond	Grade Bond	Mid Cap
	Initial Class	Service Class 2	Initial Class	Service Class 2	Service Class 2
ASSETS
Investments, at fair value	$3,534,387	$9,175,726	$650,782	$746	$6,702,306
Due from (to) Allstate Life Insurance Company	109	(43)	—	—	1,553
Total assets	$3,534,496	$9,175,683	$650,782	$746	$6,703,859
NET ASSETS
Accumulation units	$3,529,893	$9,080,938	$650,782	$746	$6,650,407
Contracts in payout (annuitization) period	4,603	94,745	—	—	53,452
Total net assets	$3,534,496	$9,175,683	$650,782	$746	$6,703,859
FUND SHARE INFORMATION
Number of shares	9,512	25,020	46,188	54	179,735
Cost of investments	$1,625,938	$5,143,985	$588,364	$691	$5,602,720
UNIT VALUE (1)
Lowest	$26.29	$24.92	$21.36	$17.76	$20.25
Highest	$32.27	$39.64	$23.27	$17.76	$33.95

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

			Fidelity VIP	Fidelity VIP
	Fidelity VIP	Fidelity VIP	Investment	Investment	Fidelity VIP
	Index 500	Index 500	Grade Bond	Grade Bond	Mid Cap
	Initial Class	Service Class 2	Initial Class	Service Class 2	Service Class 2
NET INVESTMENT INCOME (LOSS)
Dividends	$55,104	$135,399	$14,001	$14	$23,408
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(40,679)	(141,997)	(7,437)	(10)	(87,525)
Administrative expense	(3,167)	(17,875)	(639)	(1)	(11,277)
Net investment income (loss)	11,258	(24,473)	5,925	3	(75,394)
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	476,268	4,526,879	82,920	13	1,816,724
Cost of investments sold	256,116	3,154,889	78,026	13	1,912,756
Realized gains (losses) on fund shares	220,152	1,371,990	4,894	—	(96,032)
Realized gain distributions	10,767	37,665	232	—	—
Net realized gains (losses)	230,919	1,409,655	5,126	—	(96,032)
Change in unrealized gains (losses)	241,929	(258,072)	38,219	44	1,019,696
Net realized and change in
unrealized gains (losses) on investments	472,848	1,151,583	43,345	44	923,664
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$484,106	$1,127,110	$49,270	$47	$848,270
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
STATEMENT OF NET ASSETS
As of December 31, 2020

				Franklin
	Fidelity VIP	Fidelity VIP	Franklin	Growth	Franklin
	Overseas	Overseas	Flex Cap Growth	and Income	Income
	Initial Class	Service Class 2	VIP Class 2	VIP Class 2	VIP Class 2
ASSETS
Investments, at fair value	$582,970	$6,204	$1,139,900	$14,796,013	$49,936,216
Due from (to) Allstate Life Insurance Company	—	—	—	795	6,378
Total assets	$582,970	$6,204	$1,139,900	$14,796,808	$49,942,594
NET ASSETS
Accumulation units	$582,970	$6,204	$1,139,900	$14,634,636	$49,256,422
Contracts in payout (annuitization) period	—	—	—	162,172	686,172
Total net assets	$582,970	$6,204	$1,139,900	$14,796,808	$49,942,594
FUND SHARE INFORMATION
Number of shares	21,982	236	104,386	1,140,787	3,320,227
Cost of investments	$436,350	$3,933	$883,916	$14,995,029	$50,089,950
UNIT VALUE (1)
Lowest	$15.94	$17.88	$34.40	$27.12	$17.28
Highest	$21.27	$27.54	$42.31	$35.12	$21.97

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

				Franklin
	Fidelity VIP	Fidelity VIP	Franklin	Growth	Franklin
	Overseas	Overseas	Flex Cap Growth	and Income	Income
	Initial Class	Service Class 2	VIP Class 2	VIP Class 2	VIP Class 2
NET INVESTMENT INCOME (LOSS)
Dividends	$2,269	$12	$—	$532,778	$2,941,291
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(6,847)	(92)	(14,433)	(200,729)	(729,405)
Administrative expense	(511)	(5)	(1,808)	(26,701)	(79,025)
Net investment income (loss)	(5,089)	(85)	(16,241)	305,348	2,132,861
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	43,024	1,367	320,508	2,825,920	11,732,079
Cost of investments sold	35,030	1,116	299,731	2,899,902	12,396,433
Realized gains (losses) on fund shares	7,994	251	20,777	(73,982)	(664,354)
Realized gain distributions	2,322	22	59,187	3,114,504	41,662
Net realized gains (losses)	10,316	273	79,964	3,040,522	(622,692)
Change in unrealized gains (losses)	67,250	552	267,203	(2,947,148)	(2,652,477)
Net realized and change in
unrealized gains (losses) on investments	77,566	825	347,167	93,374	(3,275,169)
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$72,477	$740	$330,926	$398,722	$(1,142,308)
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
STATEMENT OF NET ASSETS
As of December 31, 2020

	Franklin	Franklin			Franklin
	Large Cap	Mutual Global	Franklin	Franklin	Small-Mid
	Growth	Discovery	Mutual Shares	Small Cap Value	Cap Growth
	VIP Class 2	VIP Class 2	VIP Class 2	VIP Class 2	VIP Class 2
ASSETS
Investments, at fair value	$17,433,877	$5,467,387	$28,726,156	$14,851,788	$1,003,759
Due from (to) Allstate Life Insurance Company	899	921	284	1,343	—
Total assets	$17,434,776	$5,468,308	$28,726,440	$14,853,131	$1,003,759
NET ASSETS
Accumulation units	$17,246,225	$5,288,552	$28,515,971	$14,781,236	$1,003,759
Contracts in payout (annuitization) period	188,551	179,756	210,469	71,895	—
Total net assets	$17,434,776	$5,468,308	$28,726,440	$14,853,131	$1,003,759
FUND SHARE INFORMATION
Number of shares	608,512	323,323	1,731,534	1,024,261	43,434
Cost of investments	$11,167,881	$6,189,298	$30,216,003	$15,687,902	$749,338
UNIT VALUE (1)
Lowest	$31.27	$15.16	$16.78	$25.38	$26.89
Highest	$39.41	$23.45	$35.00	$48.32	$76.53

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

	Franklin	Franklin			Franklin
	Large Cap	Mutual Global	Franklin	Franklin	Small-Mid
	Growth	Discovery	Mutual Shares	Small Cap Value	Cap Growth
	VIP Class 2	VIP Class 2	VIP Class 2	VIP Class 2	VIP Class 2
NET INVESTMENT INCOME (LOSS)
Dividends	$—	$122,076	$762,333	$196,671	$—
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(227,054)	(76,602)	(399,896)	(187,123)	(11,426)
Administrative expense	(30,237)	(10,054)	(46,173)	(22,926)	(1,471)
Net investment income (loss)	(257,291)	35,420	316,264	(13,378)	(12,897)
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	5,248,883	1,681,635	5,372,705	2,453,952	135,650
Cost of investments sold	4,018,238	2,025,765	6,000,387	3,083,503	128,879
Realized gains (losses) on fund shares	1,230,645	(344,130)	(627,682)	(629,551)	6,771
Realized gain distributions	1,559,187	97,778	1,059,850	836,493	109,338
Net realized gains (losses)	2,789,832	(246,352)	432,168	206,942	116,109
Change in unrealized gains (losses)	3,043,116	(252,381)	(3,139,503)	242,016	258,789
Net realized and change in
unrealized gains (losses) on investments	5,832,948	(498,733)	(2,707,335)	448,958	374,898
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$5,575,657	$(463,313)	$(2,391,071)	$435,580	$362,001

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
STATEMENT OF NET ASSETS
As of December 31, 2020

		Goldman Sachs	Goldman Sachs	Goldman Sachs	Goldman Sachs
	Franklin	VIT Large	VIT Mid	VIT Small Cap	VIT Strategic
	U.S. Government	Cap Value	Cap Value	Equity Insights	Growth
	Securities	Institutional	Institutional	Institutional	Institutional
	VIP Class 2	Shares	Shares	Shares	Shares
ASSETS
Investments, at fair value	$6,712,425	$1,402,123	$1,461,553	$2,833,261	$5,815
Due from (to) Allstate Life Insurance Company	(3,057)	755	—	1	—
Total assets	$6,709,368	$1,402,878	$1,461,553	$2,833,262	$5,815
NET ASSETS
Accumulation units	$6,633,951	$1,386,628	$1,461,553	$2,833,135	$5,815
Contracts in payout (annuitization) period	75,417	16,250	—	127	—
Total net assets	$6,709,368	$1,402,878	$1,461,553	$2,833,262	$5,815
FUND SHARE INFORMATION
Number of shares	555,664	151,254	84,826	209,716	377
Cost of investments	$6,895,407	$1,516,420	$1,309,516	$2,607,989	$4,433
UNIT VALUE (1)
Lowest	$10.68	$17.70	$23.43	$21.46	$29.45
Highest	$13.54	$24.25	$60.73	$44.64	$47.27

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

		Goldman Sachs	Goldman Sachs	Goldman Sachs	Goldman Sachs
	Franklin	VIT Large	VIT Mid	VIT Small Cap	VIT Strategic
	U.S. Government	Cap Value	Cap Value	Equity Insights	Growth
	Securities	Institutional	Institutional	Institutional	Institutional
	VIP Class 2	Shares	Shares	Shares	Shares
NET INVESTMENT INCOME (LOSS)
Dividends	$219,026	$17,955	$8,133	$5,645	$4
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(95,053)	(20,329)	(19,206)	(39,946)	(90)
Administrative expense	(12,629)	(2,469)	(2,519)	(4,859)	(6)
Net investment income (loss)	111,344	(4,843)	(13,592)	(39,160)	(92)
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	1,959,318	271,082	275,524	673,832	6,989
Cost of investments sold	2,004,865	331,305	307,586	738,137	7,161
Realized gains (losses) on fund shares	(45,547)	(60,223)	(32,062)	(64,305)	(172)
Realized gain distributions	—	23,630	20,659	35,105	433
Net realized gains (losses)	(45,547)	(36,593)	(11,403)	(29,200)	261
Change in unrealized gains (losses)	84,337	56,448	70,125	238,168	983
Net realized and change in
unrealized gains (losses) on investments	38,790	19,855	58,722	208,968	1,244
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$150,134	$15,012	$45,130	$169,808	$1,152
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
STATEMENT OF NET ASSETS
As of December 31, 2020

	Goldman Sachs	Invesco	Invesco	Invesco	Invesco
	VIT U.S.	Oppenheimer V.I.	Oppenheimer V.I.	Oppenheimer V.I.	Oppenheimer V.I.
	Equity Insights	Capital	Capital	Conservative	Conservative
	Institutional	Appreciation	Appreciation	Balanced	Balanced
	Shares	Series I*	Series II*	Series I*	Series II*
ASSETS
Investments, at fair value	$2,861,477	$4,068,313	$16,034,767	$994,699	$4,920,024
Due from (to) Allstate Life Insurance Company	1	62	293	273	(1,252)
Total assets	$2,861,478	$4,068,375	$16,035,060	$994,972	$4,918,772
NET ASSETS
Accumulation units	$2,861,331	$4,050,135	$15,968,360	$979,821	$4,861,736
Contracts in payout (annuitization) period	147	18,240	66,700	15,151	57,036
Total net assets	$2,861,478	$4,068,375	$16,035,060	$994,972	$4,918,772
FUND SHARE INFORMATION
Number of shares	142,504	57,838	233,607	55,477	278,282
Cost of investments	$2,165,079	$2,810,793	$11,111,769	$768,114	$4,087,235
UNIT VALUE (1)
Lowest	$23.81	$24.36	$33.41	$15.85	$16.48
Highest	$35.93	$39.53	$42.97	$21.54	$21.34

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

	Goldman Sachs	Invesco	Invesco	Invesco	Invesco
	VIT U.S.	Oppenheimer V.I.	Oppenheimer V.I.	Oppenheimer V.I.	Oppenheimer V.I.
	Equity Insights	Capital	Capital	Conservative	Conservative
	Institutional	Appreciation	Appreciation	Balanced	Balanced
	Shares	Series I*	Series II*	Series I*	Series II*
NET INVESTMENT INCOME (LOSS)
Dividends	$21,777	$—	$—	$19,463	$85,123
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(41,771)	(43,706)	(205,552)	(12,398)	(68,592)
Administrative expense	(5,192)	(3,422)	(27,415)	(937)	(9,003)
Net investment income (loss)	(25,186)	(47,128)	(232,967)	6,128	7,528
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	726,210	347,102	3,266,260	87,137	951,326
Cost of investments sold	604,463	243,251	2,327,267	69,706	839,640
Realized gains (losses) on fund shares	121,747	103,851	938,993	17,431	111,686
Realized gain distributions	109,406	521,778	2,142,441	21,627	107,583
Net realized gains (losses)	231,153	625,629	3,081,434	39,058	219,269
Change in unrealized gains (losses)	156,104	498,270	1,458,510	73,947	333,647
Net realized and change in
unrealized gains (losses) on investments	387,257	1,123,899	4,539,944	113,005	552,916
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$362,071	$1,076,771	$4,306,977	$119,133	$560,444
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
STATEMENT OF NET ASSETS
As of December 31, 2020

	Invesco	Invesco			Invesco
	Oppenheimer V.I.	Oppenheimer V.I.	Invesco	Invesco	Oppenheimer V.I.
	Discovery Mid	Discovery Mid	Oppenheimer V.I.	Oppenheimer V.I.	Global
	Cap Growth	Cap Growth	Global	Global	Strategic Income
	Series I*	Series II*	Series I*	Series II*	Series I*
ASSETS
Investments, at fair value	$8,145,177	$14,355,620	$2,709,279	$7,240,584	$672,036
Due from (to) Allstate Life Insurance Company	277	(1,632)	10	1,704	(51)
Total assets	$8,145,454	$14,353,988	$2,709,289	$7,242,288	$671,985
NET ASSETS
Accumulation units	$7,898,529	$14,281,654	$2,707,623	$7,087,876	$649,994
Contracts in payout (annuitization) period	246,925	72,334	1,666	154,412	21,991
Total net assets	$8,145,454	$14,353,988	$2,709,289	$7,242,288	$671,985
FUND SHARE INFORMATION
Number of shares	76,173	146,411	51,982	140,977	138,850
Cost of investments	$5,430,972	$9,446,243	$1,811,529	$4,750,538	$693,679
UNIT VALUE (1)
Lowest	$14.66	$14.54	$32.93	$42.26	$4.41
Highest	$43.27	$53.12	$55.67	$54.72	$23.95

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

	Invesco	Invesco			Invesco
	Oppenheimer V.I.	Oppenheimer V.I.	Invesco	Invesco	Oppenheimer V.I.
	Discovery Mid	Discovery Mid	Oppenheimer V.I.	Oppenheimer V.I.	Global
	Cap Growth	Cap Growth	Global	Global	Strategic Income
	Series I*	Series II*	Series I*	Series II*	Series I*
NET INVESTMENT INCOME (LOSS)
Dividends	$269	$—	$15,740	$28,393	$38,567
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(65,208)	(149,760)	(27,917)	(91,133)	(9,619)
Administrative expense	(4,937)	(16,389)	(2,248)	(12,170)	(726)
Net investment income (loss)	(69,876)	(166,149)	(14,425)	(74,910)	28,222
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	665,071	1,934,438	210,625	1,286,347	339,969
Cost of investments sold	539,676	1,495,524	186,850	982,956	392,290
Realized gains (losses) on fund shares	125,395	438,914	23,775	303,391	(52,321)
Realized gain distributions	56,148	428,017	82,010	235,456	—
Net realized gains (losses)	181,543	866,931	105,785	538,847	(52,321)
Change in unrealized gains (losses)	2,526,204	3,752,915	451,255	1,069,937	(8,320)
Net realized and change in
unrealized gains (losses) on investments	2,707,747	4,619,846	557,040	1,608,784	(60,641)
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$2,637,871	$4,453,697	$542,615	$1,533,874	$(32,419)
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
STATEMENT OF NET ASSETS
As of December 31, 2020

	Invesco			Invesco	Invesco
	Oppenheimer V.I.	Invesco	Invesco	Oppenheimer V.I.	Oppenheimer V.I.
	Global	Oppenheimer V.I.	Oppenheimer V.I.	Main Street	Main Street
	Strategic Income	Main Street	Main Street	Small Cap	Small Cap
	Series II*	Series I*	Series II*	Series I*	Series II*
ASSETS
Investments, at fair value	$24,069,863	$1,158,122	$23,861,067	$1,297,911	$10,539,494
Due from (to) Allstate Life Insurance Company	1,455	148	600	—	(199)
Total assets	$24,071,318	$1,158,270	$23,861,667	$1,297,911	$10,539,295
NET ASSETS
Accumulation units	$23,848,610	$1,146,075	$23,672,943	$1,297,911	$10,456,572
Contracts in payout (annuitization) period	222,708	12,195	188,724	—	82,723
Total net assets	$24,071,318	$1,158,270	$23,861,667	$1,297,911	$10,539,295
FUND SHARE INFORMATION
Number of shares	4,813,973	38,720	808,850	47,334	391,657
Cost of investments	$24,906,322	$953,728	$19,976,333	$1,030,353	$7,745,809
UNIT VALUE (1)
Lowest	$15.95	$23.57	$30.71	$54.49	$43.24
Highest	$20.65	$35.72	$39.77	$59.36	$55.99

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

	Invesco			Invesco	Invesco
	Oppenheimer V.I.	Invesco	Invesco	Oppenheimer V.I.	Oppenheimer V.I.
	Global	Oppenheimer V.I.	Oppenheimer V.I.	Main Street	Main Street
	Strategic Income	Main Street	Main Street	Small Cap	Small Cap
	Series II*	Series I*	Series II*	Series I*	Series II*
NET INVESTMENT INCOME (LOSS)
Dividends	$1,245,606	$15,463	$253,681	$6,702	$33,214
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(335,327)	(15,163)	(325,287)	(14,370)	(132,814)
Administrative expense	(44,892)	(1,097)	(42,389)	(1,106)	(17,363)
Net investment income (loss)	865,387	(797)	(113,995)	(8,774)	(116,963)
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	4,946,279	210,290	4,277,901	200,461	2,046,990
Cost of investments sold	5,276,035	171,733	3,699,495	186,900	1,866,697
Realized gains (losses) on fund shares	(329,756)	38,557	578,406	13,561	180,293
Realized gain distributions	—	101,831	2,148,373	15,180	132,447
Net realized gains (losses)	(329,756)	140,388	2,726,779	28,741	312,740
Change in unrealized gains (losses)	(344,665)	(10,545)	(121,458)	176,261	1,462,409
Net realized and change in
unrealized gains (losses) on investments	(674,421)	129,843	2,605,321	205,002	1,775,149
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$190,966	$129,046	$2,491,326	$196,228	$1,658,186
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
STATEMENT OF NET ASSETS
As of December 31, 2020

	Invesco	Invesco
	Oppenheimer V.I.	Oppenheimer V.I.	Invesco V.I.	Invesco V.I.
	Total Return	Total Return	American	American	Invesco V.I.
	Bond	Bond	Franchise	Franchise	American Value
	Series I*	Series II*	Series I	Series II	Series I
ASSETS
Investments, at fair value	$469,811	$8,738,072	$95,088,461	$21,305,535	$23,722,644
Due from (to) Allstate Life Insurance Company	—	571	9,787	(1,090)	2,116
Total assets	$469,811	$8,738,643	$95,098,248	$21,304,445	$23,724,760
NET ASSETS
Accumulation units	$469,811	$8,674,919	$92,838,193	$21,267,521	$23,570,724
Contracts in payout (annuitization) period	—	63,724	2,260,055	36,924	154,036
Total net assets	$469,811	$8,738,643	$95,098,248	$21,304,445	$23,724,760
FUND SHARE INFORMATION
Number of shares	55,731	1,051,513	1,067,211	252,705	1,501,433
Cost of investments	$491,451	$8,658,001	$52,882,935	$11,150,509	$22,593,310
UNIT VALUE (1)
Lowest	$13.84	$8.72	$18.04	$27.36	$23.57
Highest	$15.08	$11.00	$56.60	$53.47	$41.75

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

	Invesco	Invesco
	Oppenheimer V.I.	Oppenheimer V.I.	Invesco V.I.	Invesco V.I.
	Total Return	Total Return	American	American	Invesco V.I.
	Bond	Bond	Franchise	Franchise	American Value
	Series I*	Series II*	Series I	Series II	Series I
NET INVESTMENT INCOME (LOSS)
Dividends	$14,593	$246,088	$57,581	$—	$192,555
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(5,812)	(117,537)	(1,109,755)	(294,837)	(336,564)
Administrative expense	(478)	(16,524)	(80,718)	(26,449)	(23,722)
Net investment income (loss)	8,303	112,027	(1,132,892)	(321,286)	(167,731)
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	158,804	2,982,093	13,874,408	3,903,042	3,149,198
Cost of investments sold	171,751	3,018,549	8,963,158	2,307,481	3,475,210
Realized gains (losses) on fund shares	(12,947)	(36,456)	4,911,250	1,595,561	(326,012)
Realized gain distributions	—	—	6,007,780	1,405,175	205,209
Net realized gains (losses)	(12,947)	(36,456)	10,919,030	3,000,736	(120,803)
Change in unrealized gains (losses)	41,688	562,715	18,579,870	3,538,348	(41,708)
Net realized and change in
unrealized gains (losses) on investments	28,741	526,259	29,498,900	6,539,084	(162,511)
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$37,044	$638,286	$28,366,008	$6,217,798	$(330,242)
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
STATEMENT OF NET ASSETS
As of December 31, 2020

	Invesco V.I.	Invesco V.I.	Invesco V.I.	Invesco V.I.	Invesco V.I.
	American Value	Comstock	Comstock	Core Equity	Core Equity
	Series II	Series I	Series II	Series I	Series II
ASSETS
Investments, at fair value	$11,763,952	$16,336,414	$51,313,178	$54,811,047	$957,375
Due from (to) Allstate Life Insurance Company	91	(37)	1,705	10,050	(201)
Total assets	$11,764,043	$16,336,377	$51,314,883	$54,821,097	$957,174
NET ASSETS
Accumulation units	$11,742,339	$16,074,917	$51,107,966	$52,134,576	$953,676
Contracts in payout (annuitization) period	21,704	261,460	206,917	2,686,521	3,498
Total net assets	$11,764,043	$16,336,377	$51,314,883	$54,821,097	$957,174
FUND SHARE INFORMATION
Number of shares	753,134	1,012,797	3,193,104	1,801,217	31,617
Cost of investments	$11,217,191	$14,851,516	$44,947,236	$52,034,430	$917,488
UNIT VALUE (1)
Lowest	$22.88	$23.26	$19.73	$16.62	$18.94
Highest	$38.85	$34.01	$31.96	$43.62	$27.70

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

	Invesco V.I.	Invesco V.I.	Invesco V.I.	Invesco V.I.	Invesco V.I.
	American Value	Comstock	Comstock	Core Equity	Core Equity
	Series II	Series I	Series II	Series I	Series II
NET INVESTMENT INCOME (LOSS)
Dividends	$73,500	$356,692	$1,017,363	$674,978	$9,512
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(173,601)	(203,470)	(746,928)	(672,837)	(14,976)
Administrative expense	(22,029)	(14,882)	(73,042)	(50,525)	(1,371)
Net investment income (loss)	(122,130)	138,340	197,393	(48,384)	(6,835)
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	3,436,338	3,398,631	8,345,421	8,167,766	121,221
Cost of investments sold	3,692,115	3,540,170	8,212,741	7,302,100	112,159
Realized gains (losses) on fund shares	(255,777)	(141,539)	132,680	865,666	9,062
Realized gain distributions	112,167	391,312	1,264,967	11,643,759	205,603
Net realized gains (losses)	(143,610)	249,773	1,397,647	12,509,425	214,665
Change in unrealized gains (losses)	144,582	(1,159,998)	(3,675,399)	(6,501,885)	(107,449)
Net realized and change in
unrealized gains (losses) on investments	972	(910,225)	(2,277,752)	6,007,540	107,216
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(121,158)	$(771,885)	$(2,080,359)	$5,959,156	$100,381
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
STATEMENT OF NET ASSETS
As of December 31, 2020

			Invesco V.I.	Invesco V.I.	Invesco V.I.
	Invesco V.I.	Invesco V.I.	Diversified	Diversified	Equity
	Core Plus Bond	Core Plus Bond	Dividend	Dividend	and Income
	Series I	Series II	Series I	Series II	Series I
ASSETS
Investments, at fair value	$6,598,382	$329,919	$95,176,104	$23,122,049	$16,131,451
Due from (to) Allstate Life Insurance Company	726	—	12,052	229	3,662
Total assets	$6,599,108	$329,919	$95,188,156	$23,122,278	$16,135,113
NET ASSETS
Accumulation units	$6,450,930	$329,919	$93,403,629	$23,033,007	$15,595,635
Contracts in payout (annuitization) period	148,178	—	1,784,527	89,271	539,478
Total net assets	$6,599,108	$329,919	$95,188,156	$23,122,278	$16,135,113
FUND SHARE INFORMATION
Number of shares	952,147	47,884	3,700,471	906,036	899,690
Cost of investments	$6,537,937	$312,729	$61,108,255	$15,937,030	$14,535,231
UNIT VALUE (1)
Lowest	$15.01	$13.69	$20.70	$18.34	$14.57
Highest	$20.38	$16.87	$83.78	$28.30	$40.01

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

			Invesco V.I.	Invesco V.I.	Invesco V.I.
	Invesco V.I.	Invesco V.I.	Diversified	Diversified	Equity
	Core Plus Bond	Core Plus Bond	Dividend	Dividend	and Income
	Series I	Series II	Series I	Series II	Series I
NET INVESTMENT INCOME (LOSS)
Dividends	$120,193	$6,451	$2,773,842	$615,076	$362,589
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(75,726)	(5,132)	(1,172,563)	(352,834)	(200,140)
Administrative expense	(5,804)	(352)	(84,763)	(27,605)	(14,665)
Net investment income (loss)	38,663	967	1,516,516	234,637	147,784
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	653,040	49,212	13,756,387	2,853,916	3,437,111
Cost of investments sold	667,632	50,787	9,153,299	2,008,322	3,371,143
Realized gains (losses) on fund shares	(14,592)	(1,575)	4,603,088	845,594	65,968
Realized gain distributions	34,261	1,945	2,306,820	560,671	667,937
Net realized gains (losses)	19,669	370	6,909,908	1,406,265	733,905
Change in unrealized gains (losses)	369,976	24,326	(10,723,525)	(2,195,613)	239,579
Net realized and change in
unrealized gains (losses) on investments	389,645	24,696	(3,813,617)	(789,348)	973,484
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$428,308	$25,663	$(2,297,101)	$(554,711)	$1,121,268
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
STATEMENT OF NET ASSETS
As of December 31, 2020

	Invesco V.I.	Invesco V.I.	Invesco V.I.	Invesco V.I.	Invesco V.I.
	Equity	Global	Global	Government	Government
	and Income	Core Equity	Core Equity	Money Market	Money Market
	Series II	Series I	Series II	Series I	Series II
ASSETS
Investments, at fair value	$19,767,856	$19,714,150	$10,360,520	$3,523,521	$93,558
Due from (to) Allstate Life Insurance Company	988	872	336	(1,441)	179
Total assets	$19,768,844	$19,715,022	$10,360,856	$3,522,080	$93,737
NET ASSETS
Accumulation units	$19,565,686	$19,485,970	$10,321,312	$3,491,348	$85,894
Contracts in payout (annuitization) period	203,158	229,052	39,544	30,732	7,843
Total net assets	$19,768,844	$19,715,022	$10,360,856	$3,522,080	$93,737
FUND SHARE INFORMATION
Number of shares	1,109,307	1,715,766	900,915	3,523,521	93,558
Cost of investments	$17,327,233	$14,656,475	$7,606,733	$3,523,521	$93,558
UNIT VALUE (1)
Lowest	$15.27	$16.18	$16.17	$9.27	$7.55
Highest	$30.57	$40.07	$23.81	$11.38	$9.32

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

	Invesco V.I.	Invesco V.I.	Invesco V.I.	Invesco V.I.	Invesco V.I.
	Equity	Global	Global	Government	Government
	and Income	Core Equity	Core Equity	Money Market	Money Market
	Series II	Series I	Series II	Series I	Series II
NET INVESTMENT INCOME (LOSS)
Dividends	$406,523	$237,187	$101,268	$11,527	$226
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(284,632)	(234,759)	(150,879)	(51,313)	(1,672)
Administrative expense	(29,890)	(17,368)	(12,360)	(3,959)	(104)
Net investment income (loss)	92,001	(14,940)	(61,971)	(43,745)	(1,550)
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	3,913,031	3,058,357	1,398,001	2,235,575	15,716
Cost of investments sold	3,725,375	2,681,046	1,166,286	2,235,575	15,716
Realized gains (losses) on fund shares	187,656	377,311	231,715	—	—
Realized gain distributions	840,395	—	—	—	—
Net realized gains (losses)	1,028,051	377,311	231,715	—	—
Change in unrealized gains (losses)	176,124	1,525,614	864,179	—	—
Net realized and change in
unrealized gains (losses) on investments	1,204,175	1,902,925	1,095,894	—	—
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$1,296,176	$1,887,985	$1,033,923	$(43,745)	$(1,550)
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
STATEMENT OF NET ASSETS
As of December 31, 2020

	Invesco V.I.	Invesco V.I.	Invesco V.I.
	Government	Government	Growth	Invesco V.I.	Invesco V.I.
	Securities	Securities	and Income	High Yield	High Yield
	Series I	Series II	Series II	Series I	Series II
ASSETS
Investments, at fair value	$5,719,974	$221,921	$26,434,734	$7,962,255	$5,290,976
Due from (to) Allstate Life Insurance Company	418	—	2,771	444	(63)
Total assets	$5,720,392	$221,921	$26,437,505	$7,962,699	$5,290,913
NET ASSETS
Accumulation units	$5,619,752	$221,921	$26,347,494	$7,769,423	$5,276,120
Contracts in payout (annuitization) period	100,640	—	90,011	193,276	14,793
Total net assets	$5,720,392	$221,921	$26,437,505	$7,962,699	$5,290,913
FUND SHARE INFORMATION
Number of shares	475,081	18,618	1,413,622	1,513,737	1,017,495
Cost of investments	$5,695,481	$222,167	$26,564,211	$8,372,505	$5,666,760
UNIT VALUE (1)
Lowest	$13.68	$11.95	$26.37	$8.32	$9.54
Highest	$19.16	$14.74	$36.02	$34.79	$24.92

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

	Invesco V.I.	Invesco V.I.	Invesco V.I.
	Government	Government	Growth	Invesco V.I.	Invesco V.I.
	Securities	Securities	and Income	High Yield	High Yield
	Series I	Series II	Series II	Series I	Series II
NET INVESTMENT INCOME (LOSS)
Dividends	$140,490	$4,850	$478,113	$453,693	$296,419
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(68,849)	(3,617)	(359,578)	(102,891)	(83,385)
Administrative expense	(5,454)	(222)	(45,758)	(7,230)	(7,006)
Net investment income (loss)	66,187	1,011	72,777	343,572	206,028
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	1,201,864	10,703	4,647,217	1,719,299	798,529
Cost of investments sold	1,189,232	10,760	5,374,135	1,880,902	898,693
Realized gains (losses) on fund shares	12,632	(57)	(726,918)	(161,603)	(100,164)
Realized gain distributions	—	—	403,595	—	—
Net realized gains (losses)	12,632	(57)	(323,323)	(161,603)	(100,164)
Change in unrealized gains (losses)	166,252	8,171	84,478	(94,337)	(89,113)
Net realized and change in
unrealized gains (losses) on investments	178,884	8,114	(238,845)	(255,940)	(189,277)
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$245,071	$9,125	$(166,068)	$87,632	$16,751
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
STATEMENT OF NET ASSETS
As of December 31, 2020

	Invesco V.I.	Invesco V.I.	Invesco V.I.	Invesco V.I.	Invesco V.I.
	International	International	Managed	Managed	Mid Cap
	Growth	Growth	Volatility	Volatility	Core Equity
	Series I	Series II	Series I	Series II	Series I
ASSETS
Investments, at fair value	$14,138,712	$1,342,196	$4,205,830	$54,031	$7,372,122
Due from (to) Allstate Life Insurance Company	1,584	—	428	—	(488)
Total assets	$14,140,296	$1,342,196	$4,206,258	$54,031	$7,371,634
NET ASSETS
Accumulation units	$13,791,543	$1,342,104	$4,085,146	$54,031	$7,236,639
Contracts in payout (annuitization) period	348,753	92	121,112	—	134,995
Total net assets	$14,140,296	$1,342,196	$4,206,258	$54,031	$7,371,634
FUND SHARE INFORMATION
Number of shares	332,519	32,049	360,088	4,682	697,457
Cost of investments	$8,846,993	$1,007,804	$4,803,881	$65,332	$8,139,535
UNIT VALUE (1)
Lowest	$18.67	$12.20	$27.25	$23.24	$22.39
Highest	$37.15	$30.40	$30.11	$27.93	$35.10

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

	Invesco V.I.	Invesco V.I.	Invesco V.I.	Invesco V.I.	Invesco V.I.
	International	International	Managed	Managed	Mid Cap
	Growth	Growth	Volatility	Volatility	Core Equity
	Series I	Series II	Series I	Series II	Series I
NET INVESTMENT INCOME (LOSS)
Dividends	$299,503	$29,059	$87,527	$934	$47,256
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(163,512)	(21,037)	(56,078)	(832)	(91,303)
Administrative expense	(12,501)	(2,328)	(4,150)	(55)	(6,650)
Net investment income (loss)	123,490	5,694	27,299	47	(50,697)
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	1,603,714	326,850	609,706	14,995	988,534
Cost of investments sold	1,115,709	270,954	746,572	19,203	1,125,707
Realized gains (losses) on fund shares	488,005	55,896	(136,866)	(4,208)	(137,173)
Realized gain distributions	288,548	31,676	94,892	1,194	1,337,801
Net realized gains (losses)	776,553	87,572	(41,974)	(3,014)	1,200,628
Change in unrealized gains (losses)	649,020	58,171	(168,930)	(605)	(720,090)
Net realized and change in
unrealized gains (losses) on investments	1,425,573	145,743	(210,904)	(3,619)	480,538
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$1,549,063	$151,437	$(183,605)	$(3,572)	$429,841

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
STATEMENT OF NET ASSETS
As of December 31, 2020

	Invesco V.I.	Invesco V.I.	Invesco V.I.
	Mid Cap	Mid Cap	Mid Cap	Invesco V.I.	Invesco V.I.
	Core Equity	Growth	Growth	S&P 500 Index	S&P 500 Index
	Series II	Series I*	Series II*	Series I	Series II
ASSETS
Investments, at fair value	$747,735	$—	$—	$34,598,041	$48,134,869
Due from (to) Allstate Life Insurance Company	6	—	—	3,822	1,304
Total assets	$747,741	$—	$—	$34,601,863	$48,136,173
NET ASSETS
Accumulation units	$737,573	$—	$—	$34,344,723	$47,669,876
Contracts in payout (annuitization) period	10,168	—	—	257,140	466,297
Total net assets	$747,741	$—	$—	$34,601,863	$48,136,173
FUND SHARE INFORMATION
Number of shares	73,021	—	—	1,705,177	2,388,827
Cost of investments	$844,395	$—	$—	$26,412,319	$34,526,466
UNIT VALUE (1)
Lowest	$20.02	$—	$—	$25.13	$22.59
Highest	$28.39	$—	$—	$35.59	$42.31

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

	Invesco V.I.	Invesco V.I.	Invesco V.I.
	Mid Cap	Mid Cap	Mid Cap	Invesco V.I.	Invesco V.I.
	Core Equity	Growth	Growth	S&P 500 Index	S&P 500 Index
	Series II	Series I*	Series II*	Series I	Series II
NET INVESTMENT INCOME (LOSS)
Dividends	$3,537	$—	$—	$517,644	$622,761
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(11,133)	(24,089)	(34,238)	(434,152)	(690,996)
Administrative expense	(1,158)	(1,849)	(3,086)	(30,955)	(58,048)
Net investment income (loss)	(8,754)	(25,938)	(37,324)	52,537	(126,283)
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	122,342	5,784,573	6,697,480	5,356,050	7,499,180
Cost of investments sold	149,769	6,885,712	8,379,984	4,366,498	5,807,523
Realized gains (losses) on fund shares	(27,427)	(1,101,139)	(1,682,504)	989,552	1,691,657
Realized gain distributions	152,912	1,566,424	1,950,755	2,072,156	2,945,636
Net realized gains (losses)	125,485	465,285	268,251	3,061,708	4,637,293
Change in unrealized gains (losses)	(77,931)	(832,068)	(648,969)	1,704,421	2,019,668
Net realized and change in
unrealized gains (losses) on investments	47,554	(366,783)	(380,718)	4,766,129	6,656,961
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$38,800	$(392,721)	$(418,042)	$4,818,666	$6,530,678
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
STATEMENT OF NET ASSETS
As of December 31, 2020

			Invesco V.I.	Invesco V.I.	Janus Henderson
	Invesco V.I.	Invesco V.I.	Value	Value	VIT Forty
	Technology	Technology	Opportunities	Opportunities	Institutional
	Series I	Series II	Series I	Series II	Shares
ASSETS
Investments, at fair value	$4,778,744	$5,836	$4,989,381	$2,397,365	$248
Due from (to) Allstate Life Insurance Company	301	—	(383)	(40)	—
Total assets	$4,779,045	$5,836	$4,988,998	$2,397,325	$248
NET ASSETS
Accumulation units	$4,746,000	$5,836	$4,875,267	$2,391,557	$248
Contracts in payout (annuitization) period	33,045	—	113,731	5,768	—
Total net assets	$4,779,045	$5,836	$4,988,998	$2,397,325	$248
FUND SHARE INFORMATION
Number of shares	130,745	171	887,790	427,338	4
Cost of investments	$2,929,273	$2,984	$5,879,746	$2,640,772	$140
UNIT VALUE (1)
Lowest	$45.18	$38.49	$17.82	$14.66	$63.49
Highest	$49.93	$46.25	$22.08	$23.18	$63.49

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

			Invesco V.I.	Invesco V.I.	Janus Henderson
	Invesco V.I.	Invesco V.I.	Value	Value	VIT Forty
	Technology	Technology	Opportunities	Opportunities	Institutional
	Series I	Series II	Series I	Series II	Shares
NET INVESTMENT INCOME (LOSS)
Dividends	$—	$—	$16,751	$1,878	$1
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(51,768)	(86)	(55,795)	(32,872)	(3)
Administrative expense	(4,028)	(6)	(4,226)	(3,952)	—
Net investment income (loss)	(55,796)	(92)	(43,270)	(34,946)	(2)
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	1,396,170	3,762	674,521	552,732	6
Cost of investments sold	987,812	2,012	961,777	747,113	4
Realized gains (losses) on fund shares	408,358	1,750	(287,256)	(194,381)	2
Realized gain distributions	346,049	469	189,958	96,861	14
Net realized gains (losses)	754,407	2,219	(97,298)	(97,520)	16
Change in unrealized gains (losses)	813,933	208	260,181	237,511	54
Net realized and change in
unrealized gains (losses) on investments	1,568,340	2,427	162,883	139,991	70
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$1,512,544	$2,335	$119,613	$105,045	$68
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
STATEMENT OF NET ASSETS
As of December 31, 2020

		Legg Mason
		Partners
	Lazard Retirement	Clearbridge
	Series Emerging	Variable Large		Lord Abbet	Lord Abbet
	Market Equity	Cap Value	Lord Abbet	Fundamental	Growth
	Service Shares	Class I	Bond Debenture*	Equity	and Income
ASSETS
Investments, at fair value	$202	$822	$10,210,150	$2,144,013	$5,962,221
Due from (to) Allstate Life Insurance Company	—	—	14,593	(140)	500
Total assets	$202	$822	$10,224,743	$2,143,873	$5,962,721
NET ASSETS
Accumulation units	$202	$822	$10,044,875	$2,133,019	$5,821,009
Contracts in payout (annuitization) period	—	—	179,868	10,854	141,712
Total net assets	$202	$822	$10,224,743	$2,143,873	$5,962,721
FUND SHARE INFORMATION
Number of shares	10	41	817,466	129,080	170,642
Cost of investments	$168	$769	$9,752,269	$2,107,848	$5,126,996
UNIT VALUE (1)
Lowest	$51.42	$27.78	$18.26	$21.63	$17.93
Highest	$51.42	$27.78	$23.01	$27.26	$22.61

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

		Legg Mason
		Partners
	Lazard Retirement	Clearbridge
	Series Emerging	Variable Large		Lord Abbet	Lord Abbet
	Market Equity	Cap Value	Lord Abbet	Fundamental	Growth
	Service Shares	Class I	Bond Debenture*	Equity	and Income
NET INVESTMENT INCOME (LOSS)
Dividends	$3	$10	$367,462	$24,426	$92,854
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(1)	(8)	(142,846)	(29,855)	(81,106)
Administrative expense	—	—	(18,787)	(3,849)	(10,667)
Net investment income (loss)	2	2	205,829	(9,278)	1,081
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	3	13	1,784,461	404,962	1,053,835
Cost of investments sold	3	12	1,774,710	443,743	1,003,112
Realized gains (losses) on fund shares	—	1	9,751	(38,781)	50,723
Realized gain distributions	—	79	—	3,364	—
Net realized gains (losses)	—	80	9,751	(35,417)	50,723
Change in unrealized gains (losses)	6	(38)	300,168	21,793	(62,151)
Net realized and change in
unrealized gains (losses) on investments	6	42	309,919	(13,624)	(11,428)
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$8	$44	$515,748	$(22,902)	$(10,347)
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
STATEMENT OF NET ASSETS
As of December 31, 2020

	Lord Abbet	Lord Abbet	MFS VIT	MFS VIT	MFS VIT
	Growth	Mid Cap	Growth	Growth	High Yield
	Opportunities	Stock	Initial Class	Service Class	Initial Class
ASSETS
Investments, at fair value	$4,838,813	$7,409,083	$1,045,338	$66,816	$164,097
Due from (to) Allstate Life Insurance Company	553	1,308	178	—	—
Total assets	$4,839,366	$7,410,391	$1,045,516	$66,816	$164,097
NET ASSETS
Accumulation units	$4,808,258	$7,370,633	$1,005,143	$66,816	$164,097
Contracts in payout (annuitization) period	31,108	39,758	40,373	—	—
Total net assets	$4,839,366	$7,410,391	$1,045,516	$66,816	$164,097
FUND SHARE INFORMATION
Number of shares	294,332	307,558	14,163	951	28,890
Cost of investments	$3,918,301	$6,398,198	$525,093	$27,888	$173,053
UNIT VALUE (1)
Lowest	$38.29	$17.24	$25.23	$35.58	$21.97
Highest	$48.26	$21.74	$66.78	$59.12	$23.93

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

	Lord Abbet	Lord Abbet	MFS VIT	MFS VIT	MFS VIT
	Growth	Mid Cap	Growth	Growth	High Yield
	Opportunities	Stock	Initial Class	Service Class	Initial Class
NET INVESTMENT INCOME (LOSS)
Dividends	$—	$74,131	$—	$—	$9,027
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(57,540)	(101,871)	(12,158)	(908)	(1,907)
Administrative expense	(7,775)	(13,019)	(941)	(60)	(166)
Net investment income (loss)	(65,315)	(40,759)	(13,099)	(968)	6,954
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	1,052,741	1,376,591	211,829	10,451	32,685
Cost of investments sold	962,827	1,334,094	110,184	4,936	34,771
Realized gains (losses) on fund shares	89,914	42,497	101,645	5,515	(2,086)
Realized gain distributions	468,618	—	62,787	4,086	—
Net realized gains (losses)	558,532	42,497	164,432	9,601	(2,086)
Change in unrealized gains (losses)	880,997	57,074	112,652	6,917	984
Net realized and change in
unrealized gains (losses) on investments	1,439,529	99,571	277,084	16,518	(1,102)
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$1,374,214	$58,812	$263,985	$15,550	$5,852
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
STATEMENT OF NET ASSETS
As of December 31, 2020

	MFS VIT	MFS VIT	MFS VIT	MFS VIT	MFS VIT
	Investors Trust	Investors Trust	New Discovery	New Discovery	Research
	Initial Class	Service Class	Initial Class	Service Class	Initial Class
ASSETS
Investments, at fair value	$780,750	$151,964	$1,380,896	$107,167	$477,212
Due from (to) Allstate Life Insurance Company	—	—	—	—	32
Total assets	$780,750	$151,964	$1,380,896	$107,167	$477,244
NET ASSETS
Accumulation units	$780,750	$151,964	$1,380,896	$107,167	$473,375
Contracts in payout (annuitization) period	—	—	—	—	3,869
Total net assets	$780,750	$151,964	$1,380,896	$107,167	$477,244
FUND SHARE INFORMATION
Number of shares	21,349	4,222	51,220	4,539	14,518
Cost of investments	$501,678	$92,186	$882,890	$73,590	$336,443
UNIT VALUE (1)
Lowest	$25.65	$25.98	$41.26	$40.58	$23.62
Highest	$33.14	$36.06	$90.31	$59.00	$32.91

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

	MFS VIT	MFS VIT	MFS VIT	MFS VIT	MFS VIT
	Investors Trust	Investors Trust	New Discovery	New Discovery	Research
	Initial Class	Service Class	Initial Class	Service Class	Initial Class
NET INVESTMENT INCOME (LOSS)
Dividends	$5,399	$571	$—	$—	$3,210
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(10,355)	(1,911)	(13,789)	(1,173)	(6,106)
Administrative expense	(783)	(133)	(1,130)	(82)	(437)
Net investment income (loss)	(5,739)	(1,473)	(14,919)	(1,255)	(3,333)
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	347,873	12,480	442,668	19,333	50,517
Cost of investments sold	272,476	7,842	368,990	14,182	40,810
Realized gains (losses) on fund shares	75,397	4,638	73,678	5,151	9,707
Realized gain distributions	25,825	4,118	106,403	8,903	17,697
Net realized gains (losses)	101,222	8,756	180,081	14,054	27,404
Change in unrealized gains (losses)	(9,971)	8,837	275,472	21,146	37,296
Net realized and change in
unrealized gains (losses) on investments	91,251	17,593	455,553	35,200	64,700
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$85,512	$16,120	$440,634	$33,945	$61,367
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
STATEMENT OF NET ASSETS
As of December 31, 2020

		MFS VIT			Morgan Stanley
	MFS VIT	Total Return	MFS VIT	MFS VIT	VIF Core Plus
	Research	Bond	Utilities	Utilities	Fixed Income
	Service Class	Initial Class	Initial Class	Service Class	Class I
ASSETS
Investments, at fair value	$41,219	$663,577	$201,402	$280,453	$177,992
Due from (to) Allstate Life Insurance Company	—	—	—	—	—
Total assets	$41,219	$663,577	$201,402	$280,453	$177,992
NET ASSETS
Accumulation units	$41,219	$663,577	$201,402	$280,453	$177,992
Contracts in payout (annuitization) period	—	—	—	—	—
Total net assets	$41,219	$663,577	$201,402	$280,453	$177,992
FUND SHARE INFORMATION
Number of shares	1,275	46,996	5,701	8,085	15,187
Cost of investments	$25,454	$615,267	$146,104	$200,271	$161,755
UNIT VALUE (1)
Lowest	$27.35	$21.77	$40.53	$30.76	$15.57
Highest	$41.07	$23.72	$44.65	$44.49	$21.96

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

		MFS VIT			Morgan Stanley
	MFS VIT	Total Return	MFS VIT	MFS VIT	VIF Core Plus
	Research	Bond	Utilities	Utilities	Fixed Income
	Service Class	Initial Class	Initial Class	Service Class	Class I
NET INVESTMENT INCOME (LOSS)
Dividends	$194	$22,766	$4,570	$6,825	$4,923
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(544)	(9,420)	(2,363)	(4,774)	(2,480)
Administrative expense	(37)	(814)	(183)	(327)	(171)
Net investment income (loss)	(387)	12,532	2,024	1,724	2,272
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	5,329	834,767	4,022	167,086	12,411
Cost of investments sold	3,552	778,233	3,064	122,905	11,384
Realized gains (losses) on fund shares	1,777	56,534	958	44,181	1,027
Realized gain distributions	1,465	—	4,766	8,075	1,800
Net realized gains (losses)	3,242	56,534	5,724	52,256	2,827
Change in unrealized gains (losses)	2,397	2,521	847	(46,795)	5,236
Net realized and change in
unrealized gains (losses) on investments	5,639	59,055	6,571	5,461	8,063
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$5,252	$71,587	$8,595	$7,185	$10,335
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
STATEMENT OF NET ASSETS
As of December 31, 2020

			Morgan Stanley	Morgan Stanley	Morgan Stanley
	Morgan Stanley	Morgan Stanley	VIF Emerging	VIF Emerging	VIF Emerging
	VIF Discovery	VIF Discovery	Markets Debt	Markets Equity	Markets Equity
	Class I	Class II	Class II	Class I	Class II
ASSETS
Investments, at fair value	$31,504,705	$20,475,435	$4,256,991	$11,817,036	$3,023,129
Due from (to) Allstate Life Insurance Company	(5,191)	451	—	(5)	(71)
Total assets	$31,499,514	$20,475,886	$4,256,991	$11,817,031	$3,023,058
NET ASSETS
Accumulation units	$30,994,002	$20,162,436	$4,256,991	$11,586,231	$2,937,059
Contracts in payout (annuitization) period	505,512	313,450	—	230,800	85,999
Total net assets	$31,499,514	$20,475,886	$4,256,991	$11,817,031	$3,023,058
FUND SHARE INFORMATION
Number of shares	1,068,318	720,966	555,018	666,500	171,185
Cost of investments	$13,666,194	$9,048,742	$4,404,662	$9,136,940	$2,462,529
UNIT VALUE (1)
Lowest	$97.52	$59.09	$20.14	$21.05	$35.22
Highest	$129.03	$144.99	$31.38	$37.61	$44.49

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

			Morgan Stanley	Morgan Stanley	Morgan Stanley
	Morgan Stanley	Morgan Stanley	VIF Emerging	VIF Emerging	VIF Emerging
	VIF Discovery	VIF Discovery	Markets Debt	Markets Equity	Markets Equity
	Class I	Class II	Class II	Class I	Class II
NET INVESTMENT INCOME (LOSS)
Dividends	$—	$—	$199,493	$143,096	$36,333
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(328,564)	(223,770)	(63,346)	(160,030)	(39,571)
Administrative expense	(20,929)	(28,234)	(8,400)	(10,314)	(5,091)
Net investment income (loss)	(349,493)	(252,004)	127,747	(27,248)	(8,329)
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	3,564,699	5,631,942	1,322,703	1,860,211	521,673
Cost of investments sold	2,165,716	3,437,883	1,447,862	1,704,477	508,926
Realized gains (losses) on fund shares	1,398,983	2,194,059	(125,159)	155,734	12,747
Realized gain distributions	2,343,640	1,691,575	—	173,643	45,950
Net realized gains (losses)	3,742,623	3,885,634	(125,159)	329,377	58,697
Change in unrealized gains (losses)	16,078,493	10,113,484	121,817	976,469	264,818
Net realized and change in
unrealized gains (losses) on investments	19,821,116	13,999,118	(3,342)	1,305,846	323,515
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$19,471,623	$13,747,114	$124,405	$1,278,598	$315,186
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
STATEMENT OF NET ASSETS
As of December 31, 2020

	Morgan Stanley	Morgan Stanley	Morgan Stanley	Morgan Stanley	Morgan Stanley
	VIF Global	VIF Global	VIF Global	VIF Global	VIF Global
	Franchise	Infrastructure	Infrastructure	Strategist	Strategist
	Class II	Class I	Class II	Class I	Class II
ASSETS
Investments, at fair value	$22,230,451	$24,390,195	$8,047,691	$43,281,210	$14,440,413
Due from (to) Allstate Life Insurance Company	858	6,954	151	6,836	1,990
Total assets	$22,231,309	$24,397,149	$8,047,842	$43,288,046	$14,442,403
NET ASSETS
Accumulation units	$22,085,396	$23,583,242	$7,947,322	$42,276,885	$14,323,313
Contracts in payout (annuitization) period	145,913	813,907	100,520	1,011,161	119,090
Total net assets	$22,231,309	$24,397,149	$8,047,842	$43,288,046	$14,442,403
FUND SHARE INFORMATION
Number of shares	1,769,940	3,143,066	1,045,155	3,938,236	1,321,172
Cost of investments	$23,529,184	$25,659,706	$8,548,117	$39,996,731	$13,267,474
UNIT VALUE (1)
Lowest	$35.59	$18.99	$16.92	$14.08	$15.18
Highest	$55.55	$79.16	$37.12	$76.95	$22.61

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

	Morgan Stanley	Morgan Stanley	Morgan Stanley	Morgan Stanley	Morgan Stanley
	VIF Global	VIF Global	VIF Global	VIF Global	VIF Global
	Franchise	Infrastructure	Infrastructure	Strategist	Strategist
	Class II	Class I	Class II	Class I	Class II
NET INVESTMENT INCOME (LOSS)
Dividends	$180,833	$421,979	$115,840	$598,046	$183,095
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(324,250)	(323,610)	(132,538)	(533,720)	(221,159)
Administrative expense	(41,076)	(23,408)	(8,919)	(33,881)	(17,082)
Net investment income (loss)	(184,493)	74,961	(25,617)	30,445	(55,146)
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	4,099,416	5,656,503	1,406,508	7,346,212	1,944,611
Cost of investments sold	4,649,875	6,171,669	1,552,466	7,449,545	1,970,942
Realized gains (losses) on fund shares	(550,459)	(515,166)	(145,958)	(103,333)	(26,331)
Realized gain distributions	2,199,198	388,738	126,874	3,060,394	1,015,376
Net realized gains (losses)	1,648,739	(126,428)	(19,084)	2,957,061	989,045
Change in unrealized gains (losses)	765,557	(824,227)	(297,979)	481,660	172,954
Net realized and change in
unrealized gains (losses) on investments	2,414,296	(950,655)	(317,063)	3,438,721	1,161,999
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$2,229,803	$(875,694)	$(342,680)	$3,469,166	$1,106,853
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
STATEMENT OF NET ASSETS
As of December 31, 2020

			Morgan Stanley	Morgan Stanley
	Morgan Stanley	Morgan Stanley	VIF U.S.	VIF U.S.	Morgan Stanley
	VIF Growth	VIF Growth	Real Estate	Real Estate	VIS Income Plus
	Class I	Class II	Class I	Class II	Class X Shares
ASSETS
Investments, at fair value	$476,348,738	$108,614,831	$9,163,161	$13,911,857	$32,912,836
Due from (to) Allstate Life Insurance Company	40,328	4,006	(6)	1,198	5,682
Total assets	$476,389,066	$108,618,837	$9,163,155	$13,913,055	$32,918,518
NET ASSETS
Accumulation units	$472,769,288	$108,258,890	$9,143,223	$13,871,122	$32,081,983
Contracts in payout (annuitization) period	3,619,778	359,947	19,932	41,933	836,535
Total net assets	$476,389,066	$108,618,837	$9,163,155	$13,913,055	$32,918,518
FUND SHARE INFORMATION
Number of shares	6,782,696	1,668,943	534,919	816,903	2,691,156
Cost of investments	$246,566,193	$57,558,913	$8,497,363	$13,160,320	$29,482,407
UNIT VALUE (1)
Lowest	$22.44	$22.16	$25.79	$24.64	$21.88
Highest	$113.36	$125.49	$52.62	$35.54	$69.62

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

			Morgan Stanley	Morgan Stanley
	Morgan Stanley	Morgan Stanley	VIF U.S.	VIF U.S.	Morgan Stanley
	VIF Growth	VIF Growth	Real Estate	Real Estate	VIS Income Plus
	Class I	Class II	Class I	Class II	Class X Shares
NET INVESTMENT INCOME (LOSS)
Dividends	$—	$—	$251,802	$368,080	$1,095,955
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(4,632,911)	(1,342,716)	(142,871)	(212,461)	(432,790)
Administrative expense	(315,461)	(107,922)	(9,011)	(27,808)	(31,608)
Net investment income (loss)	(4,948,372)	(1,450,638)	99,920	127,811	631,557
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	54,730,810	18,370,204	1,218,041	5,179,291	6,924,660
Cost of investments sold	37,200,020	12,581,295	1,141,117	5,039,944	6,373,885
Realized gains (losses) on fund shares	17,530,790	5,788,909	76,924	139,347	550,775
Realized gain distributions	36,818,427	9,200,723	249,985	410,456	679,928
Net realized gains (losses)	54,349,217	14,989,632	326,909	549,803	1,230,703
Change in unrealized gains (losses)	219,688,289	49,190,816	(2,578,810)	(4,204,253)	999,658
Net realized and change in
unrealized gains (losses) on investments	274,037,506	64,180,448	(2,251,901)	(3,654,450)	2,230,361
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$269,089,134	$62,729,810	$(2,151,981)	$(3,526,639)	$2,861,918
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
STATEMENT OF NET ASSETS
As of December 31, 2020

				PIMCO VIT
		Neuberger Berman	Neuberger Berman	Commodity	PIMCO VIT
	Morgan Stanley	AMT Mid	AMT Sustainable	RealReturn®	Emerging
	VIS Income Plus	Cap Growth	Equity	Strategy	Markets Bond
	Class Y Shares	Class I	Class I*	Advisor Class	Advisor Class
ASSETS
Investments, at fair value	$38,949,768	$2,004	$33,224	$399,840	$407,451
Due from (to) Allstate Life Insurance Company	2,396	—	—	—	—
Total assets	$38,952,164	$2,004	$33,224	$399,840	$407,451
NET ASSETS
Accumulation units	$38,707,516	$2,004	$33,224	$399,840	$407,451
Contracts in payout (annuitization) period	244,648	—	—	—	—
Total net assets	$38,952,164	$2,004	$33,224	$399,840	$407,451
FUND SHARE INFORMATION
Number of shares	3,189,989	50	1,083	65,227	30,316
Cost of investments	$34,978,430	$1,493	$28,276	$814,377	$401,460
UNIT VALUE (1)
Lowest	$16.75	$29.53	$12.74	$4.52	$16.18
Highest	$26.11	$60.73	$12.84	$5.49	$19.64

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

				PIMCO VIT
		Neuberger Berman	Neuberger Berman	Commodity	PIMCO VIT
	Morgan Stanley	AMT Mid	AMT Sustainable	RealReturn®	Emerging
	VIS Income Plus	Cap Growth	Equity	Strategy	Markets Bond
	Class Y Shares	Class I	Class I*	Advisor Class	Advisor Class
NET INVESTMENT INCOME (LOSS)
Dividends	$1,167,814	$—	$173	$22,780	$19,625
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(609,492)	(24)	(413)	(5,342)	(6,288)
Administrative expense	(55,659)	(1)	(28)	(696)	(831)
Net investment income (loss)	502,663	(25)	(268)	16,742	12,506
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	7,379,907	34	720	66,143	131,220
Cost of investments sold	6,913,277	32	719	156,278	133,748
Realized gains (losses) on fund shares	466,630	2	1	(90,135)	(2,528)
Realized gain distributions	785,486	81	1,187	—	—
Net realized gains (losses)	1,252,116	83	1,188	(90,135)	(2,528)
Change in unrealized gains (losses)	1,202,107	491	4,060	72,100	8,399
Net realized and change in
unrealized gains (losses) on investments	2,454,223	574	5,248	(18,035)	5,871
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$2,956,886	$549	$4,980	$(1,293)	$18,377

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
STATEMENT OF NET ASSETS
As of December 31, 2020

	PIMCO VIT
	International
	Bond (U.S.			PIMCO VIT	Putnam VT
	Dollar-Hedged)	PIMCO VIT	PIMCO VIT	Total Return	Diversified
	Institutional	Real Return	Total Return	Institutional	Income
	Class	Advisor Class	Advisor Class	Class	Class IB
ASSETS
Investments, at fair value	$795	$2,894,719	$7,505,864	$446	$12,625,269
Due from (to) Allstate Life Insurance Company	—	282	—	—	(8,072)
Total assets	$795	$2,895,001	$7,505,864	$446	$12,617,197
NET ASSETS
Accumulation units	$795	$2,884,457	$7,505,864	$446	$12,563,389
Contracts in payout (annuitization) period	—	10,544	—	—	53,808
Total net assets	$795	$2,895,001	$7,505,864	$446	$12,617,197
FUND SHARE INFORMATION
Number of shares	71	207,954	647,616	38	2,211,080
Cost of investments	$745	$2,638,614	$7,095,236	$415	$15,243,590
UNIT VALUE (1)
Lowest	$20.14	$12.93	$14.47	$19.79	$15.47
Highest	$20.14	$15.69	$17.57	$19.79	$23.99

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

	PIMCO VIT
	International
	Bond (U.S.			PIMCO VIT	Putnam VT
	Dollar-Hedged)	PIMCO VIT	PIMCO VIT	Total Return	Diversified
	Institutional	Real Return	Total Return	Institutional	Income
	Class	Advisor Class	Advisor Class	Class	Class IB
NET INVESTMENT INCOME (LOSS)
Dividends	$42	$37,609	$146,715	$9	$982,265
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(11)	(42,710)	(107,349)	(7)	(177,556)
Administrative expense	(1)	(5,472)	(13,809)	—	(100)
Net investment income (loss)	30	(10,573)	25,557	2	804,609
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	14	795,116	1,605,728	8	2,239,206
Cost of investments sold	13	763,960	1,539,336	7	2,817,747
Realized gains (losses) on fund shares	1	31,156	66,392	1	(578,541)
Realized gain distributions	—	—	80,471	5	—
Net realized gains (losses)	1	31,156	146,863	6	(578,541)
Change in unrealized gains (losses)	(4)	244,954	291,180	21	(595,036)
Net realized and change in
unrealized gains (losses) on investments	(3)	276,110	438,043	27	(1,173,577)
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$27	$265,537	$463,600	$29	$(368,968)
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
STATEMENT OF NET ASSETS
As of December 31, 2020

	Putnam VT
	Emerging		Putnam VT	Putnam VT
	Markets	Putnam VT	George Putnam	Global	Putnam VT
	Equity Fund	Equity Income	Balanced	Asset Allocation	Global Equity
	Class IB*	Class IB	Class IB	Class IB	Class IB
ASSETS
Investments, at fair value	$9,075,884	$139,441,461	$42,378,979	$16,225,888	$17,869,673
Due from (to) Allstate Life Insurance Company	684	(43,168)	394	42	(57)
Total assets	$9,076,568	$139,398,293	$42,379,373	$16,225,930	$17,869,616
NET ASSETS
Accumulation units	$9,054,220	$138,419,491	$42,062,345	$16,150,784	$17,813,079
Contracts in payout (annuitization) period	22,348	978,802	317,028	75,146	56,537
Total net assets	$9,076,568	$139,398,293	$42,379,373	$16,225,930	$17,869,616
FUND SHARE INFORMATION
Number of shares	366,406	5,466,149	3,014,152	878,500	839,346
Cost of investments	$5,951,741	$111,360,907	$30,889,321	$13,796,637	$13,515,715
UNIT VALUE (1)
Lowest	$9.81	$13.11	$19.46	$19.23	$10.09
Highest	$22.66	$45.18	$26.49	$31.46	$24.78

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

	Putnam VT
	Emerging		Putnam VT	Putnam VT
	Markets	Putnam VT	George Putnam	Global	Putnam VT
	Equity Fund	Equity Income	Balanced	Asset Allocation	Global Equity
	Class IB*	Class IB	Class IB	Class IB	Class IB
NET INVESTMENT INCOME (LOSS)
Dividends	$2,910	$2,276,330	$449,113	$253,957	$28,917
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(108,452)	(1,828,549)	(545,469)	(204,127)	(232,953)
Administrative expense	—	(56,733)	(22,419)	(8,015)	(1,096)
Net investment income (loss)	(105,542)	391,048	(118,775)	41,815	(205,132)
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	1,650,456	22,230,780	5,677,779	2,207,835	3,111,611
Cost of investments sold	1,352,721	19,958,365	4,490,391	2,068,096	2,684,436
Realized gains (losses) on fund shares	297,735	2,272,415	1,187,388	139,739	427,175
Realized gain distributions	—	9,165,368	2,160,992	262,070	146,452
Net realized gains (losses)	297,735	11,437,783	3,348,380	401,809	573,627
Change in unrealized gains (losses)	1,743,689	(7,697,976)	1,810,233	1,202,725	890,361
Net realized and change in
unrealized gains (losses) on investments	2,041,424	3,739,807	5,158,613	1,604,534	1,463,988
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$1,935,882	$4,130,855	$5,039,838	$1,646,349	$1,258,856
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
STATEMENT OF NET ASSETS
As of December 31, 2020

	Putnam VT	Putnam VT	Putnam VT
	Global	Government	Growth	Putnam VT	Putnam VT
	Health Care	Money Market	Opportunities	High Yield	Income
	Class IB	Class IB	Class IB	Class IB	Class IB
ASSETS
Investments, at fair value	$20,717,086	$28,268,522	$120,642,274	$16,306,078	$41,034,257
Due from (to) Allstate Life Insurance Company	(1,331)	(2,387)	(3,142)	(7,656)	(10,100)
Total assets	$20,715,755	$28,266,135	$120,639,132	$16,298,422	$41,024,157
NET ASSETS
Accumulation units	$20,627,167	$28,108,837	$120,017,552	$16,074,173	$40,617,262
Contracts in payout (annuitization) period	88,588	157,298	621,580	224,249	406,895
Total net assets	$20,715,755	$28,266,135	$120,639,132	$16,298,422	$41,024,157
FUND SHARE INFORMATION
Number of shares	1,199,600	28,268,523	8,291,566	2,617,348	3,580,651
Cost of investments	$16,484,452	$28,268,524	$68,125,726	$16,842,616	$41,103,928
UNIT VALUE (1)
Lowest	$28.62	$7.36	$16.77	$19.08	$14.88
Highest	$45.42	$11.39	$54.66	$30.84	$25.03

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

	Putnam VT	Putnam VT	Putnam VT
	Global	Government	Growth	Putnam VT	Putnam VT
	Health Care	Money Market	Opportunities	High Yield	Income
	Class IB	Class IB	Class IB	Class IB	Class IB
NET INVESTMENT INCOME (LOSS)
Dividends	$98,768	$58,712	$43,085	$936,132	$1,950,988
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(274,642)	(416,943)	(1,546,490)	(231,278)	(571,640)
Administrative expense	(4,222)	(44,752)	(51,648)	(15,009)	(35,841)
Net investment income (loss)	(180,096)	(402,983)	(1,555,053)	689,845	1,343,507
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	3,025,216	22,878,061	19,561,713	3,271,805	8,190,297
Cost of investments sold	2,670,734	22,878,061	13,000,731	3,562,443	8,367,877
Realized gains (losses) on fund shares	354,482	—	6,560,982	(290,638)	(177,580)
Realized gain distributions	1,861,128	—	6,092,275	—	362,075
Net realized gains (losses)	2,215,610	—	12,653,257	(290,638)	184,495
Change in unrealized gains (losses)	626,934	—	23,155,733	117,864	121,992
Net realized and change in
unrealized gains (losses) on investments	2,842,544	—	35,808,990	(172,774)	306,487
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$2,662,448	$(402,983)	$34,253,937	$517,071	$1,649,994
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
STATEMENT OF NET ASSETS
As of December 31, 2020

	Putnam VT	Putnam VT	Putnam VT
	International	International	Mortgage	Putnam VT	Putnam VT
	Equity	Value	Securities	Multi-Cap Core	Research
	Class IB	Class IB	Class IB	Class IB	Class IB
ASSETS
Investments, at fair value	$46,465,691	$7,008,293	$8,155,422	$44,769,604	$20,550,497
Due from (to) Allstate Life Insurance Company	(9,171)	100	(30,060)	1,103	299
Total assets	$46,456,520	$7,008,393	$8,125,362	$44,770,707	$20,550,796
NET ASSETS
Accumulation units	$45,999,314	$6,991,326	$7,919,076	$44,531,110	$20,415,990
Contracts in payout (annuitization) period	457,206	17,067	206,286	239,597	134,806
Total net assets	$46,456,520	$7,008,393	$8,125,362	$44,770,707	$20,550,796
FUND SHARE INFORMATION
Number of shares	2,819,520	685,073	903,148	2,076,512	670,271
Cost of investments	$40,139,400	$7,830,269	$9,424,829	$27,840,082	$10,766,178
UNIT VALUE (1)
Lowest	$11.36	$12.33	$9.49	$16.24	$21.36
Highest	$25.41	$19.65	$21.05	$43.23	$45.97

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

	Putnam VT	Putnam VT	Putnam VT
	International	International	Mortgage	Putnam VT	Putnam VT
	Equity	Value	Securities	Multi-Cap Core	Research
	Class IB	Class IB	Class IB	Class IB	Class IB
NET INVESTMENT INCOME (LOSS)
Dividends	$694,796	$158,722	$806,933	$384,271	$112,769
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(615,067)	(87,807)	(117,445)	(560,108)	(262,038)
Administrative expense	(31,374)	—	—	(12,040)	(2,597)
Net investment income (loss)	48,355	70,915	689,488	(187,877)	(151,866)
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	7,097,615	1,219,953	1,776,454	6,432,898	3,533,464
Cost of investments sold	7,201,316	1,592,643	2,105,946	4,687,366	2,039,614
Realized gains (losses) on fund shares	(103,701)	(372,690)	(329,492)	1,745,532	1,493,850
Realized gain distributions	—	93,240	—	1,672,452	2,153,028
Net realized gains (losses)	(103,701)	(279,450)	(329,492)	3,417,984	3,646,878
Change in unrealized gains (losses)	4,208,764	301,414	(675,115)	2,648,942	(179,760)
Net realized and change in
unrealized gains (losses) on investments	4,105,063	21,964	(1,004,607)	6,066,926	3,467,118
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$4,153,418	$92,879	$(315,119)	$5,879,049	$3,315,252
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
STATEMENT OF NET ASSETS
As of December 31, 2020

	Putnam VT		Putnam VT	Putnam VT	Templeton
	Small Cap	Putnam VT	Sustainable	Sustainable	Developing
	Growth	Small Cap Value	Future	Leaders	Markets
	Class IB	Class IB	Class IB	Class IB	VIP Class 2
ASSETS
Investments, at fair value	$4,125,223	$22,981,817	$7,129,782	$81,756,969	$6,631,442
Due from (to) Allstate Life Insurance Company	(5)	629	253	2,725	—
Total assets	$4,125,218	$22,982,446	$7,130,035	$81,759,694	$6,631,442
NET ASSETS
Accumulation units	$4,113,257	$22,743,240	$7,128,699	$81,491,522	$6,631,442
Contracts in payout (annuitization) period	11,961	239,206	1,336	268,172	—
Total net assets	$4,125,218	$22,982,446	$7,130,035	$81,759,694	$6,631,442
FUND SHARE INFORMATION
Number of shares	180,772	2,295,886	303,008	1,846,363	569,712
Cost of investments	$2,886,059	$28,581,847	$4,670,689	$50,354,244	$5,284,392
UNIT VALUE (1)
Lowest	$39.86	$22.39	$45.57	$15.88	$29.72
Highest	$58.53	$50.07	$65.72	$60.48	$49.08

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

	Putnam VT		Putnam VT	Putnam VT	Templeton
	Small Cap	Putnam VT	Sustainable	Sustainable	Developing
	Growth	Small Cap Value	Future	Leaders	Markets
	Class IB	Class IB	Class IB	Class IB	VIP Class 2
NET INVESTMENT INCOME (LOSS)
Dividends	$1	$211,362	$6,183	$306,153	$241,123
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(49,631)	(286,193)	(81,385)	(1,007,981)	(85,816)
Administrative expense	(1)	(6,489)	—	(8,777)	(10,877)
Net investment income (loss)	(49,631)	(81,320)	(75,202)	(710,605)	144,430
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	870,474	4,132,069	1,139,265	12,309,931	1,060,512
Cost of investments sold	799,539	6,406,931	956,418	8,679,574	974,599
Realized gains (losses) on fund shares	70,935	(2,274,862)	182,847	3,630,357	85,913
Realized gain distributions	135,190	—	337,910	6,410,988	151,321
Net realized gains (losses)	206,125	(2,274,862)	520,757	10,041,345	237,234
Change in unrealized gains (losses)	1,227,259	2,555,585	2,078,577	8,519,119	513,693
Net realized and change in
unrealized gains (losses) on investments	1,433,384	280,723	2,599,334	18,560,464	750,927
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$1,383,753	$199,403	$2,524,132	$17,849,859	$895,357
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
STATEMENT OF NET ASSETS
As of December 31, 2020

	Templeton	Templeton	Templeton	AST
	Foreign	Global Bond	Growth	Global
	VIP Class 2	VIP Class 2	VIP Class 2	Bond *
ASSETS
Investments, at fair value	$27,879,730	$764,708	$375,788	$18,554
Due from (to) Allstate Life Insurance Company	(457)	(3,336)	9	—
Total assets	$27,879,273	$761,372	$375,797	$18,554
NET ASSETS
Accumulation units	$27,750,287	$662,063	$357,535	$18,554
Contracts in payout (annuitization) period	128,986	99,309	18,262	—
Total net assets	$27,879,273	$761,372	$375,797	$18,554
FUND SHARE INFORMATION
Number of shares	2,099,377	55,333	33,644	1,507
Cost of investments	$29,366,811	$900,435	$397,918	$18,388
UNIT VALUE (1)
Lowest	$12.85	$18.83	$16.88	$10.05
Highest	$22.60	$32.18	$26.49	$10.08

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

	Templeton	Templeton	Templeton	AST
	Foreign	Global Bond	Growth	Global
	VIP Class 2	VIP Class 2	VIP Class 2	Bond *
NET INVESTMENT INCOME (LOSS)
Dividends	$876,625	$65,999	$10,222	$1
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(380,857)	(10,804)	(4,619)	(30)
Administrative expense	(43,600)	(1,126)	(351)	(4)
Net investment income (loss)	452,168	54,069	5,252	(33)
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	5,187,490	93,825	116,122	857
Cost of investments sold	6,203,608	106,116	134,980	855
Realized gains (losses) on fund shares	(1,016,118)	(12,291)	(18,858)	2
Realized gain distributions	1	1	1	1
Net realized gains (losses)	(1,016,117)	(12,290)	(18,857)	3
Change in unrealized gains (losses)	(342,292)	(98,499)	25,742	166
Net realized and change in
unrealized gains (losses) on investments	(1,358,409)	(110,789)	6,885	169
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(906,241)	$(56,720)	$12,137	$136

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2020

	Alliance Bernstein	Alliance Bernstein	Alliance Bernstein	Alliance Bernstein
	VPS Growth	VPS International	VPS Large	VPS Small/	American Century
	& Income	Value	Cap Growth	Mid Value	VP International
	Class B	Class B	Class B	Class B	Class I
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(114,413)	$(8,372)	$(543,179)	$(55,707)	$(70)
Net realized gains (losses)	2,031,823	(192,115)	3,997,044	92,713	138
Change in unrealized gains (losses)	(2,116,737)	263,657	5,895,828	(20,239)	1,651
Increase (decrease) in net assets from operations	(199,327)	63,170	9,349,693	16,767	1,719
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	600	—	804	—	—
Benefits	(1,448,785)	(201,897)	(1,799,342)	(171,875)	—
Payments on termination	(1,891,721)	(267,188)	(1,412,333)	(324,736)	—
Contract maintenance charge	(23,570)	(14,003)	(34,079)	(23,793)	(4)
Transfers among the sub-accounts and with the
Fixed Account - net	(557,754)	(121,872)	(1,508,072)	34,811	(1)
Increase (decrease) in net assets from contract
transactions	(3,921,230)	(604,960)	(4,753,022)	(485,593)	(5)
INCREASE (DECREASE) IN NET ASSETS	(4,120,557)	(541,790)	4,596,671	(468,826)	1,714
NET ASSETS AT BEGINNING OF PERIOD	38,042,892	5,379,085	31,261,240	7,462,637	7,144
NET ASSETS AT END OF PERIOD	$33,922,335	$4,837,295	$35,857,911	$6,993,811	$8,858

UNITS OUTSTANDING
Units outstanding at beginning of period	1,476,600	513,201	1,358,891	193,833	320
Units issued	86,558	54,960	42,125	12,922	—
Units redeemed	(254,309)	(108,256)	(218,734)	(27,240)	—
Units outstanding at end of period	1,308,849	459,905	1,182,282	179,515	320

(*) See Note 2 for disclosures of changes in sub-accounts and to the name of the Funds during 2020
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2020

	AST		AST	AST	AST
	Academic	AST	AllianzGI	Balanced	BlackRock
	Strategies	Advanced	World	Asset	Global
	Asset Allocation	Strategies	Trends	Allocation	Strategies
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(36,245)	$(22,988)	$(11,682)	$(75,323)	$(44)
Net realized gains (losses)	109,313	85,890	266,482	431,397	741
Change in unrealized gains (losses)	(25,016)	49,713	(202,254)	133,337	(806)
Increase (decrease) in net assets from operations	48,052	112,615	52,546	489,411	(109)
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	60,000	—	—	6,513	—
Benefits	—	—	—	(392)	—
Payments on termination	(152,714)	(77,591)	(470,710)	(258,650)	(2,320)
Contract maintenance charge	(8,322)	(6,858)	(3,418)	(26,002)	(6)
Transfers among the sub-accounts and with the
Fixed Account - net	115,067	149,977	62,176	(143,107)	1
Increase (decrease) in net assets from contract
transactions	14,031	65,528	(411,952)	(421,638)	(2,325)
INCREASE (DECREASE) IN NET ASSETS	62,083	178,143	(359,406)	67,773	(2,434)
NET ASSETS AT BEGINNING OF PERIOD	2,323,841	1,432,346	919,114	5,313,440	4,419
NET ASSETS AT END OF PERIOD	$2,385,924	$1,610,489	$559,708	$5,381,213	$1,985

UNITS OUTSTANDING
Units outstanding at beginning of period	196,405	82,612	67,686	320,306	322
Units issued	90,161	22,582	26,057	38,490	—
Units redeemed	(99,524)	(21,816)	(58,976)	(67,212)	(182)
Units outstanding at end of period	187,042	83,378	34,767	291,584	140
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2020

	AST	AST
	BlackRock	BlackRock/	AST	AST	AST
	Low Duration	Loomis	Bond Portfolio	Bond Portfolio	Bond Portfolio
	Bond	Sayles Bond	2022	2023	2024
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(652)	$(1,030)	$(9,097)	$(1,890)	$(817)
Net realized gains (losses)	250	1,052	2,604	359	182
Change in unrealized gains (losses)	990	4,593	22,495	7,863	4,303
Increase (decrease) in net assets from operations	588	4,615	16,002	6,332	3,668
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	—	—	—
Benefits	(314)	(826)	—	—	—
Payments on termination	(2,099)	(1,815)	(8,337)	—	—
Contract maintenance charge	(20)	(23)	(70)	(140)	(35)
Transfers among the sub-accounts and with the
Fixed Account - net	4,313	14,304	(6,926)	—	—
Increase (decrease) in net assets from contract
transactions	1,880	11,640	(15,333)	(140)	(35)
INCREASE (DECREASE) IN NET ASSETS	2,468	16,255	669	6,192	3,633
NET ASSETS AT BEGINNING OF PERIOD	47,526	75,413	509,416	122,010	52,070
NET ASSETS AT END OF PERIOD	$49,994	$91,668	$510,085	$128,202	$55,703

UNITS OUTSTANDING
Units outstanding at beginning of period	4,077	5,185	41,564	11,352	4,953
Units issued	350	1,016	281	—	—
Units redeemed	(216)	(431)	(1,579)	(13)	(3)
Units outstanding at end of period	4,211	5,770	40,266	11,339	4,950
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2020

	AST	AST	AST	AST	AST
	Bond Portfolio	Bond Portfolio	Bond Portfolio	Bond Portfolio	Bond Portfolio
	2026	2027	2029	2030	2031*
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(2,477)	$(29)	$(101)	$(4,225)	$(60)
Net realized gains (losses)	25,119	1,914	4,175	15,806	(42)
Change in unrealized gains (losses)	(3,399)	(1,286)	(1,779)	7,473	(222)
Increase (decrease) in net assets from operations	19,243	599	2,295	19,054	(324)
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	—	—	—
Benefits	—	—	—	—	—
Payments on termination	—	—	—	(182,353)	—
Contract maintenance charge	(105)	(17)	(17)	(123)	—
Transfers among the sub-accounts and with the
Fixed Account - net	(172,836)	(12,622)	(39,344)	329,511	13,437
Increase (decrease) in net assets from contract
transactions	(172,941)	(12,639)	(39,361)	147,035	13,437
INCREASE (DECREASE) IN NET ASSETS	(153,698)	(12,040)	(37,066)	166,089	13,113
NET ASSETS AT BEGINNING OF PERIOD	297,250	12,040	37,066	—	—
NET ASSETS AT END OF PERIOD	$143,552	$—	$—	$166,089	$13,113

UNITS OUTSTANDING
Units outstanding at beginning of period	27,808	1,132	3,469	—	—
Units issued	—	—	—	41,036	1,594
Units redeemed	(15,495)	(1,132)	(3,469)	(27,974)	(418)
Units outstanding at end of period	12,313	—	—	13,062	1,176
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2020

					AST
	AST				Fidelity
	Capital Growth	AST	AST	AST	Institutional
	Asset	Cohen & Steers	Cohen & Steers	Emerging	AMSM
	Allocation	Global Realty	Realty	Markets Equity*	Quantitative
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(52,350)	$(25)	$(164)	$(65)	$(14,065)
Net realized gains (losses)	291,682	64	77	12	69,698
Change in unrealized gains (losses)	112,223	(118)	(461)	162	(9,795)
Increase (decrease) in net assets from operations	351,555	(79)	(548)	109	45,838
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	20	—	—	—	—
Benefits	—	—	—	—	—
Payments on termination	(307,123)	(106)	—	(285)	(84,332)
Contract maintenance charge	(13,631)	(9)	(5)	(25)	(3,767)
Transfers among the sub-accounts and with the
Fixed Account - net	(164,333)	(1)	(446)	—	19,759
Increase (decrease) in net assets from contract
transactions	(485,067)	(116)	(451)	(310)	(68,340)
INCREASE (DECREASE) IN NET ASSETS	(133,512)	(195)	(999)	(201)	(22,502)
NET ASSETS AT BEGINNING OF PERIOD	3,721,861	1,842	11,548	4,955	1,093,755
NET ASSETS AT END OF PERIOD	$3,588,349	$1,647	$10,549	$4,754	$1,071,253

UNITS OUTSTANDING
Units outstanding at beginning of period	228,094	116	561	506	77,335
Units issued	31,726	—	5	—	26,708
Units redeemed	(68,871)	(7)	(29)	(33)	(33,962)
Units outstanding at end of period	190,949	109	537	473	70,081
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2020

		AST			AST
	AST	Goldman Sachs	AST		Hotchkis & Wiley
	Goldman Sachs	Small-Cap	Government	AST	Large-Cap
	Multi-Asset	Value	Money Market	High Yield	Value
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(6,425)	$(30)	$(3,962)	$(328)	$(12)
Net realized gains (losses)	11,309	97	—	209	3
Change in unrealized gains (losses)	23,191	(55)	—	694	(2)
Increase (decrease) in net assets from operations	28,075	12	(3,962)	575	(11)
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	—	—	—
Benefits	—	—	(746,749)	(374)	—
Payments on termination	(11,517)	(132)	(591)	—	—
Contract maintenance charge	(765)	(11)	(6)	(19)	(2)
Transfers among the sub-accounts and with the
Fixed Account - net	73,173	1	645,226	2,816	—
Increase (decrease) in net assets from contract
transactions	60,891	(142)	(102,120)	2,423	(2)
INCREASE (DECREASE) IN NET ASSETS	88,966	(130)	(106,082)	2,998	(13)
NET ASSETS AT BEGINNING OF PERIOD	378,407	2,318	301,686	30,101	1,382
NET ASSETS AT END OF PERIOD	$467,373	$2,188	$195,604	$33,099	$1,369

UNITS OUTSTANDING
Units outstanding at beginning of period	26,752	94	48,016	1,637	81
Units issued	9,206	—	67,699	156	(1)
Units redeemed	(4,868)	(7)	(92,341)	(28)	—
Units outstanding at end of period	31,090	87	23,374	1,765	80
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2020

				AST	AST
	AST	AST	AST	J.P. Morgan	J.P. Morgan
	International	International	Investment	Global	International
	Growth	Value	Grade Bond	Thematic	Equity
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(622)	$(269)	$(33,425)	$(1,550)	$(1,559)
Net realized gains (losses)	468	40	485,987	3,719	237
Change in unrealized gains (losses)	14,747	(231)	(21,196)	9,364	10,607
Increase (decrease) in net assets from operations	14,593	(460)	431,366	11,533	9,285
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	—	—	—
Benefits	—	—	—	—	—
Payments on termination	(242)	(347)	(111,491)	(4,311)	—
Contract maintenance charge	(26)	(16)	(19,732)	(571)	(3)
Transfers among the sub-accounts and with the
Fixed Account - net	(103)	(1)	(539,755)	(7,781)	(1)
Increase (decrease) in net assets from contract
transactions	(371)	(364)	(670,978)	(12,663)	(4)
INCREASE (DECREASE) IN NET ASSETS	14,222	(824)	(239,612)	(1,130)	9,281
NET ASSETS AT BEGINNING OF PERIOD	49,171	22,894	1,981,632	134,049	85,240
NET ASSETS AT END OF PERIOD	$63,393	$22,070	$1,742,020	$132,919	$94,521

UNITS OUTSTANDING
Units outstanding at beginning of period	3,720	2,259	114,780	7,946	7,573
Units issued	—	—	386,011	1,841	—
Units redeemed	(78)	(73)	(414,170)	(2,700)	—
Units outstanding at end of period	3,642	2,186	86,621	7,087	7,573
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2020

	AST	AST
	J.P. Morgan	Loomis Sayles	AST		AST
	Strategic	Large-Cap	MFS Global	AST	MFS Growth
	Opportunities	Growth	Equity	MFS Growth	Allocation
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(23,670)	$(2,744)	$(198)	$(55)	$(328)
Net realized gains (losses)	83,355	16,059	804	53	49,314
Change in unrealized gains (losses)	83,871	35,809	1,887	1,278	(49,743)
Increase (decrease) in net assets from operations	143,556	49,124	2,493	1,276	(757)
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	18	—	—	—	—
Benefits	—	(2,653)	(919)	—	—
Payments on termination	(55,888)	(2,487)	—	—	(768)
Contract maintenance charge	(9,632)	(48)	(2)	(13)	—
Transfers among the sub-accounts and with the
Fixed Account - net	7,203	(14,549)	(443)	(1)	(181,978)
Increase (decrease) in net assets from contract
transactions	(58,299)	(19,737)	(1,364)	(14)	(182,746)
INCREASE (DECREASE) IN NET ASSETS	85,257	29,387	1,129	1,262	(183,503)
NET ASSETS AT BEGINNING OF PERIOD	1,661,159	173,123	21,084	4,406	183,503
NET ASSETS AT END OF PERIOD	$1,746,416	$202,510	$22,213	$5,668	$—

UNITS OUTSTANDING
Units outstanding at beginning of period	118,416	6,674	978	151	12,358
Units issued	25,681	2	—	—	14
Units redeemed	(33,115)	(719)	(78)	—	(12,372)
Units outstanding at end of period	110,982	5,957	900	151	—
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2020

		AST
		Neuberger	AST	AST	AST
	AST	Berman/LSV	Preservation	Prudential	QMA
	Mid-Cap	Mid-Cap	Asset	Growth	US Equity
	Growth	Value	Allocation	Allocation	Alpha
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(587)	$(243)	$(58,276)	$(137,279)	$(284)
Net realized gains (losses)	1,737	(326)	186,875	710,245	3,986
Change in unrealized gains (losses)	11,031	(745)	132,982	(353,385)	(7,336)
Increase (decrease) in net assets from operations	12,181	(1,314)	261,581	219,581	(3,634)
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	—	—	—
Benefits	(519)	—	—	—	(911)
Payments on termination	(83)	—	(250,771)	(658,215)	—
Contract maintenance charge	(19)	(20)	(16,237)	(58,068)	(11)
Transfers among the sub-accounts and with the
Fixed Account - net	(4,305)	(1,387)	142,300	11,111	(10,774)
Increase (decrease) in net assets from contract
transactions	(4,926)	(1,407)	(124,708)	(705,172)	(11,696)
INCREASE (DECREASE) IN NET ASSETS	7,255	(2,721)	136,873	(485,591)	(15,330)
NET ASSETS AT BEGINNING OF PERIOD	41,763	24,113	3,822,408	10,483,249	37,762
NET ASSETS AT END OF PERIOD	$49,018	$21,392	$3,959,281	$9,997,658	$22,432

UNITS OUTSTANDING
Units outstanding at beginning of period	1,653	1,185	247,088	713,386	1,649
Units issued	23	28	36,316	394,976	32
Units redeemed	(223)	(131)	(47,129)	(463,587)	(656)
Units outstanding at end of period	1,453	1,082	236,275	644,775	1,025
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2020

		AST		AST	AST
	AST	Small-Cap	AST	T. Rowe Price	T. Rowe Price
	Small-Cap	Growth	Small-Cap	Asset	Large-Cap
	Growth	Opportunities	Value	Allocation	Growth
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(39)	$(259)	$(331)	$(51,953)	$(100)
Net realized gains (losses)	(94)	7,348	2	305,780	160
Change in unrealized gains (losses)	2,211	(2,439)	(81)	(22,894)	2,454
Increase (decrease) in net assets from operations	2,078	4,650	(410)	230,933	2,514
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	—	—	—
Benefits	(156)	(369)	—	—	—
Payments on termination	—	(88)	—	(248,683)	—
Contract maintenance charge	—	(12)	(7)	(9,970)	(6)
Transfers among the sub-accounts and with the
Fixed Account - net	7,935	(13,012)	(731)	(71,071)	(1,489)
Increase (decrease) in net assets from contract
transactions	7,779	(13,481)	(738)	(329,724)	(1,495)
INCREASE (DECREASE) IN NET ASSETS	9,857	(8,831)	(1,148)	(98,791)	1,019
NET ASSETS AT BEGINNING OF PERIOD	1,185	26,988	33,468	3,565,453	9,057
NET ASSETS AT END OF PERIOD	$11,042	$18,157	$32,320	$3,466,662	$10,076

UNITS OUTSTANDING
Units outstanding at beginning of period	46	1,207	1,696	202,634	263
Units issued	295	29	14	90,838	16
Units redeemed	(64)	(625)	(67)	(113,710)	(69)
Units outstanding at end of period	277	611	1,643	179,762	210

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2020

	AST	AST		AST	AST
	T. Rowe Price	T. Rowe Price	AST	WEDGE Capital	Wellington
	Large-Cap	Natural	Templeton	Mid-Cap	Management
	Value	Resources	Global Bond*	Value	Hedged Equity
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(1,444)	$(342)	$(236)	$(405)	$(3,539)
Net realized gains (losses)	(156)	(3,250)	(820)	220	6,668
Change in unrealized gains (losses)	1,685	938	(322)	(2,311)	4,597
Increase (decrease) in net assets from operations	85	(2,654)	(1,378)	(2,496)	7,726
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	—	—	—
Benefits	(711)	—	—	—	—
Payments on termination	—	(6,774)	—	—	(3,724)
Contract maintenance charge	(25)	(14)	(8)	—	(363)
Transfers among the sub-accounts and with the
Fixed Account - net	(1,080)	(1,346)	(19,702)	(1)	(7,446)
Increase (decrease) in net assets from contract
transactions	(1,816)	(8,134)	(19,710)	(1)	(11,533)
INCREASE (DECREASE) IN NET ASSETS	(1,731)	(10,788)	(21,088)	(2,497)	(3,807)
NET ASSETS AT BEGINNING OF PERIOD	106,225	32,265	21,088	34,641	247,957
NET ASSETS AT END OF PERIOD	$104,494	$21,477	$—	$32,144	$244,150

UNITS OUTSTANDING
Units outstanding at beginning of period	7,735	3,723	1,889	1,834	18,065
Units issued	17	63	7	(1)	3,760
Units redeemed	(186)	(1,259)	(1,896)	—	(4,811)
Units outstanding at end of period	7,566	2,527	—	1,833	17,014
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2020

	AST		BNY Mellon		BNY Mellon VIF
	Western Asset	BNY Mellon	Sustainable U.S.	BNY Mellon VIF	Growth and
	Core Plus	Stock Index	Equity Portfolio,	Government	Income
	Bond	Fund, Inc.	Inc	Money Market	Initial Shares
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(724)	$342	$(11)	$(2,063)	$(109)
Net realized gains (losses)	583	23,470	183	—	2,144
Change in unrealized gains (losses)	4,397	10,352	2,705	—	2,171
Increase (decrease) in net assets from operations	4,256	34,164	2,877	(2,063)	4,206
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	—	—	—
Benefits	(1,248)	(13,768)	—	(1,230)	(1,518)
Payments on termination	(1,336)	(8,991)	—	(198)	(483)
Contract maintenance charge	(24)	(158)	(8)	(82)	(30)
Transfers among the sub-accounts and with the
Fixed Account - net	4,133	10	(1)	564	(795)
Increase (decrease) in net assets from contract
transactions	1,525	(22,907)	(9)	(946)	(2,826)
INCREASE (DECREASE) IN NET ASSETS	5,781	11,257	2,868	(3,009)	1,380
NET ASSETS AT BEGINNING OF PERIOD	61,488	247,442	12,668	176,563	19,654
NET ASSETS AT END OF PERIOD	$67,269	$258,699	$15,536	$173,554	$21,034

UNITS OUTSTANDING
Units outstanding at beginning of period	4,233	8,009	505	17,820	706
Units issued	262	5	—	55	—
Units redeemed	(273)	(802)	—	(140)	(87)
Units outstanding at end of period	4,222	7,212	505	17,735	619
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2020

		DWS		DWS	DWS
	DWS	Capital Growth	DWS	CROCI®	Global Income
	Bond VIP	VIP	Core Equity VIP	International VIP	Builder VIP
	Class A	Class A	Class A	Class A	Class A
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$3,640	$(3,200)	$3,253	$3,522	$8,725
Net realized gains (losses)	612	211,347	23,890	(6,646)	10,063
Change in unrealized gains (losses)	9,485	320,800	44,399	4,551	8,100
Increase (decrease) in net assets from operations	13,737	528,947	71,542	1,427	26,888
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	—	180	—
Benefits	1,995	(63,430)	(18,913)	(1,177)	3,530
Payments on termination	(184)	(11,113)	(22,573)	(1,136)	(1,327)
Contract maintenance charge	—	—	—	—	—
Transfers among the sub-accounts and with the
Fixed Account - net	(18,467)	(198,656)	698	(10,225)	79,041
Increase (decrease) in net assets from contract
transactions	(16,656)	(273,199)	(40,788)	(12,358)	81,244
INCREASE (DECREASE) IN NET ASSETS	(2,919)	255,748	30,754	(10,931)	108,132
NET ASSETS AT BEGINNING OF PERIOD	169,804	1,475,013	513,146	144,057	375,908
NET ASSETS AT END OF PERIOD	$166,885	$1,730,761	$543,900	$133,126	$484,040

UNITS OUTSTANDING
Units outstanding at beginning of period	9,192	38,999	16,913	10,447	18,474
Units issued	476	1,027	112	331	7,519
Units redeemed	(1,333)	(6,816)	(1,477)	(1,300)	(3,886)
Units outstanding at end of period	8,335	33,210	15,548	9,478	22,107
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2020

				Federated
	DWS	DWS	DWS	Hermes
	Global	Government	Small Mid Cap	Government	Fidelity VIP
	Small Cap VIP	Money Market	Growth VIP	Money	Contrafund
	Class A	VIP Class A	Class A	Fund II*	Initial Class
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$641	$(403)	$(1,976)	$(26,038)	$(50,167)
Net realized gains (losses)	(30,697)	—	(7,380)	—	356,599
Change in unrealized gains (losses)	106,979	—	92,970	—	840,819
Increase (decrease) in net assets from operations	76,923	(403)	83,614	(26,038)	1,147,251
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	180	—	240	60	1,663
Benefits	(17,668)	(2,441)	(14,055)	(132,346)	(50,130)
Payments on termination	(12,593)	(2,371)	(8,002)	(98,848)	(604,805)
Contract maintenance charge	—	—	—	(2,099)	(2,391)
Transfers among the sub-accounts and with the
Fixed Account - net	(76,907)	20,158	27,611	(133,744)	(257,577)
Increase (decrease) in net assets from contract
transactions	(106,988)	15,346	5,794	(366,977)	(913,240)
INCREASE (DECREASE) IN NET ASSETS	(30,065)	14,943	89,408	(393,015)	234,011
NET ASSETS AT BEGINNING OF PERIOD	600,912	66,854	305,721	2,406,285	4,503,454
NET ASSETS AT END OF PERIOD	$570,847	$81,797	$395,129	$2,013,270	$4,737,465

UNITS OUTSTANDING
Units outstanding at beginning of period	15,453	6,488	12,237	214,860	119,790
Units issued	456	2,586	1,758	3,207	4,805
Units redeemed	(3,301)	(1,103)	(1,761)	(37,128)	(27,037)
Units outstanding at end of period	12,608	7,971	12,234	180,939	97,558
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2020

	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP
	Contrafund	Equity-Income	Equity-Income	Freedom 2010	Freedom 2020
	Service Class 2	Initial Class	Service Class 2	Service Class 2	Service Class 2
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(396,505)	$1,776	$379	$(18,717)	$(21,011)
Net realized gains (losses)	1,717,811	26,949	21,244	149,001	247,972
Change in unrealized gains (losses)	5,063,683	(4,112)	3,572	121,012	127,240
Increase (decrease) in net assets from operations	6,384,989	24,613	25,195	251,296	354,201
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	3,619	180	—	—	—
Benefits	(1,013,264)	(4,084)	(1,606)	(27,045)	(14,157)
Payments on termination	(2,315,857)	(13,052)	(13,882)	(198,230)	(476,126)
Contract maintenance charge	(94,232)	(218)	(112)	(6,992)	(14,512)
Transfers among the sub-accounts and with the
Fixed Account - net	(1,311,922)	(52,422)	10,482	21,990	46,269
Increase (decrease) in net assets from contract
transactions	(4,731,656)	(69,596)	(5,118)	(210,277)	(458,526)
INCREASE (DECREASE) IN NET ASSETS	1,653,333	(44,983)	20,077	41,019	(104,325)
NET ASSETS AT BEGINNING OF PERIOD	25,524,111	579,114	501,996	2,629,143	3,144,413
NET ASSETS AT END OF PERIOD	$27,177,444	$534,131	$522,073	$2,670,162	$3,040,088

UNITS OUTSTANDING
Units outstanding at beginning of period	976,681	21,258	22,309	162,645	185,450
Units issued	35,251	54	598	12,121	11,040
Units redeemed	(198,588)	(2,673)	(768)	(24,474)	(38,860)
Units outstanding at end of period	813,344	18,639	22,139	150,292	157,630
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2020

			Fidelity VIP	Fidelity VIP	Fidelity VIP
	Fidelity VIP	Fidelity VIP	Government	Government	Growth
	Freedom 2030	Freedom Income	Money Market	Money Market	& Income
	Service Class 2	Service Class 2	Initial Class	Service Class 2	Service Class 2
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(4,339)	$(4,323)	$(344,343)	$(616,780)	$5,707
Net realized gains (losses)	108,863	24,393	—	—	275,779
Change in unrealized gains (losses)	(17,802)	29,081	—	—	(62,908)
Increase (decrease) in net assets from operations	86,722	49,151	(344,343)	(616,780)	218,578
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	3,294	123,507	—
Benefits	—	(36,870)	(1,835,822)	(2,456,962)	(127,098)
Payments on termination	(11,393)	(33,788)	(2,546,402)	(5,434,607)	(198,175)
Contract maintenance charge	(2,227)	(3,245)	(16,386)	(72,542)	(11,574)
Transfers among the sub-accounts and with the
Fixed Account - net	(107,324)	(17,106)	2,456,235	5,541,165	62,674
Increase (decrease) in net assets from contract
transactions	(120,944)	(91,009)	(1,939,081)	(2,299,439)	(274,173)
INCREASE (DECREASE) IN NET ASSETS	(34,222)	(41,858)	(2,283,424)	(2,916,219)	(55,595)
NET ASSETS AT BEGINNING OF PERIOD	728,390	630,016	32,525,293	42,656,510	3,615,121
NET ASSETS AT END OF PERIOD	$694,168	$588,158	$30,241,869	$39,740,291	$3,559,526

UNITS OUTSTANDING
Units outstanding at beginning of period	39,581	45,346	3,277,849	4,528,083	143,413
Units issued	6,586	634	812,707	1,207,047	14,394
Units redeemed	(13,579)	(6,698)	(1,009,194)	(1,453,545)	(24,651)
Units outstanding at end of period	32,588	39,282	3,081,362	4,281,585	133,156
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2020

		Fidelity VIP
	Fidelity VIP	Growth	Fidelity VIP	Fidelity VIP	Fidelity VIP
	Growth	Opportunities	Growth	High Income	High Income
	Initial Class	Service Class 2	Service Class 2	Initial Class	Service Class 2
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(44,938)	$(33,159)	$(2,459)	$6,701	$44,261
Net realized gains (losses)	649,019	275,228	23,314	(3,393)	(25,718)
Change in unrealized gains (losses)	615,526	784,907	35,244	(2,022)	(18,519)
Increase (decrease) in net assets from operations	1,219,607	1,026,976	56,099	1,286	24
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	42,489	—	—	—	—
Benefits	(82,402)	(24,687)	—	(16,854)	(119,145)
Payments on termination	(399,038)	(123,695)	(15,568)	(12,159)	(116,608)
Contract maintenance charge	(2,237)	(4,958)	(36)	(206)	(2,977)
Transfers among the sub-accounts and with the
Fixed Account - net	(127,280)	(211,797)	(65)	5,275	190,573
Increase (decrease) in net assets from contract
transactions	(568,468)	(365,137)	(15,669)	(23,944)	(48,157)
INCREASE (DECREASE) IN NET ASSETS	651,139	661,839	40,430	(22,658)	(48,133)
NET ASSETS AT BEGINNING OF PERIOD	3,305,728	1,792,873	141,165	211,149	1,629,879
NET ASSETS AT END OF PERIOD	$3,956,867	$2,454,712	$181,595	$188,491	$1,581,746

UNITS OUTSTANDING
Units outstanding at beginning of period	121,889	49,159	5,508	11,016	85,913
Units issued	11,355	3,466	—	450	11,947
Units redeemed	(30,490)	(11,924)	(528)	(1,714)	(15,040)
Units outstanding at end of period	102,754	40,701	4,980	9,752	82,820
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2020

			Fidelity VIP	Fidelity VIP
	Fidelity VIP	Fidelity VIP	Investment	Investment	Fidelity VIP
	Index 500	Index 500	Grade Bond	Grade Bond	Mid Cap
	Initial Class	Service Class 2	Initial Class	Service Class 2	Service Class 2
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$11,258	$(24,473)	$5,925	$3	$(75,394)
Net realized gains (losses)	230,919	1,409,655	5,126	—	(96,032)
Change in unrealized gains (losses)	241,929	(258,072)	38,219	44	1,019,696
Increase (decrease) in net assets from operations	484,106	1,127,110	49,270	47	848,270
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	47,369	650	150	—	—
Benefits	1,297	(170,571)	(5,073)	—	(182,910)
Payments on termination	(306,802)	(1,292,760)	(63,428)	—	(661,488)
Contract maintenance charge	(1,618)	(27,788)	(392)	(3)	(21,591)
Transfers among the sub-accounts and with the
Fixed Account - net	(760)	(2,412,922)	6,946	70	(484,938)
Increase (decrease) in net assets from contract
transactions	(260,514)	(3,903,391)	(61,797)	67	(1,350,927)
INCREASE (DECREASE) IN NET ASSETS	223,592	(2,776,281)	(12,527)	114	(502,657)
NET ASSETS AT BEGINNING OF PERIOD	3,310,904	11,951,964	663,309	632	7,206,516
NET ASSETS AT END OF PERIOD	$3,534,496	$9,175,683	$650,782	$746	$6,703,859

UNITS OUTSTANDING
Units outstanding at beginning of period	129,553	476,905	30,877	38	314,966
Units issued	7,106	19,362	611	4	18,540
Units redeemed	(18,915)	(180,153)	(3,445)	—	(84,477)
Units outstanding at end of period	117,744	316,114	28,043	42	249,029
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2020

				Franklin
	Fidelity VIP	Fidelity VIP	Franklin	Growth	Franklin
	Overseas	Overseas	Flex Cap Growth	and Income	Income
	Initial Class	Service Class 2	VIP Class 2	VIP Class 2	VIP Class 2
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(5,089)	$(85)	$(16,241)	$305,348	$2,132,861
Net realized gains (losses)	10,316	273	79,964	3,040,522	(622,692)
Change in unrealized gains (losses)	67,250	552	267,203	(2,947,148)	(2,652,477)
Increase (decrease) in net assets from operations	72,477	740	330,926	398,722	(1,142,308)
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	3,200	—	—	1,179	16,270
Benefits	(383)	—	(64,253)	(467,788)	(2,292,450)
Payments on termination	(33,501)	(1,269)	(74,430)	(1,445,500)	(5,022,977)
Contract maintenance charge	(316)	(1)	(3,750)	(51,386)	(100,296)
Transfers among the sub-accounts and with the
Fixed Account - net	2,782	46	(18,120)	(109,462)	(1,441,591)
Increase (decrease) in net assets from contract
transactions	(28,218)	(1,224)	(160,553)	(2,072,957)	(8,841,044)
INCREASE (DECREASE) IN NET ASSETS	44,259	(484)	170,373	(1,674,235)	(9,983,352)
NET ASSETS AT BEGINNING OF PERIOD	538,711	6,688	969,527	16,471,043	59,925,946
NET ASSETS AT END OF PERIOD	$582,970	$6,204	$1,139,900	$14,796,808	$49,942,594

UNITS OUTSTANDING
Units outstanding at beginning of period	31,887	310	34,828	516,623	2,860,342
Units issued	497	2	3,845	19,891	112,294
Units redeemed	(2,103)	(75)	(9,834)	(88,298)	(564,303)
Units outstanding at end of period	30,281	237	28,839	448,216	2,408,333
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2020

	Franklin	Franklin			Franklin
	Large Cap	Mutual Global	Franklin	Franklin	Small-Mid
	Growth	Discovery	Mutual Shares	Small Cap Value	Cap Growth
	VIP Class 2	VIP Class 2	VIP Class 2	VIP Class 2	VIP Class 2
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(257,291)	$35,420	$316,264	$(13,378)	$(12,897)
Net realized gains (losses)	2,789,832	(246,352)	432,168	206,942	116,109
Change in unrealized gains (losses)	3,043,116	(252,381)	(3,139,503)	242,016	258,789
Increase (decrease) in net assets from operations	5,575,657	(463,313)	(2,391,071)	435,580	362,001
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	12,678	1,400	23,537	6,038	—
Benefits	(548,360)	(163,247)	(1,154,420)	(346,732)	(299)
Payments on termination	(1,186,577)	(371,013)	(2,166,385)	(850,689)	(50,720)
Contract maintenance charge	(42,093)	(19,171)	(69,549)	(35,963)	(3,213)
Transfers among the sub-accounts and with the
Fixed Account - net	(2,461,218)	(248,363)	(49,636)	(152,487)	(62,772)
Increase (decrease) in net assets from contract
transactions	(4,225,570)	(800,394)	(3,416,453)	(1,379,833)	(117,004)
INCREASE (DECREASE) IN NET ASSETS	1,350,087	(1,263,707)	(5,807,524)	(944,253)	244,997
NET ASSETS AT BEGINNING OF PERIOD	16,084,689	6,732,015	34,533,964	15,797,384	758,762
NET ASSETS AT END OF PERIOD	$17,434,776	$5,468,308	$28,726,440	$14,853,131	$1,003,759

UNITS OUTSTANDING
Units outstanding at beginning of period	613,472	337,276	1,395,633	396,269	17,642
Units issued	24,151	47,540	80,604	29,558	121
Units redeemed	(170,920)	(92,911)	(233,884)	(64,723)	(2,472)
Units outstanding at end of period	466,703	291,905	1,242,353	361,104	15,291

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2020

		Goldman Sachs	Goldman Sachs	Goldman Sachs	Goldman Sachs
	Franklin	VIT Large	VIT Mid	VIT Small Cap	VIT Strategic
	U.S. Government	Cap Value	Cap Value	Equity Insights	Growth
	Securities	Institutional	Institutional	Institutional	Institutional
	VIP Class 2	Shares	Shares	Shares	Shares
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$111,344	$(4,843)	$(13,592)	$(39,160)	$(92)
Net realized gains (losses)	(45,547)	(36,593)	(11,403)	(29,200)	261
Change in unrealized gains (losses)	84,337	56,448	70,125	238,168	983
Increase (decrease) in net assets from operations	150,134	15,012	45,130	169,808	1,152
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	—	—	—
Benefits	(283,687)	(42,971)	(135,106)	(103,976)	—
Payments on termination	(810,347)	(106,454)	(78,314)	(229,392)	(6,877)
Contract maintenance charge	(28,579)	(3,483)	(3,072)	(6,536)	(16)
Transfers among the sub-accounts and with the
Fixed Account - net	670,017	(25,967)	27,337	(150,494)	1
Increase (decrease) in net assets from contract
transactions	(452,596)	(178,875)	(189,155)	(490,398)	(6,892)
INCREASE (DECREASE) IN NET ASSETS	(302,462)	(163,863)	(144,025)	(320,590)	(5,740)
NET ASSETS AT BEGINNING OF PERIOD	7,011,830	1,566,741	1,605,578	3,153,852	11,555
NET ASSETS AT END OF PERIOD	$6,709,368	$1,402,878	$1,461,553	$2,833,262	$5,815

UNITS OUTSTANDING
Units outstanding at beginning of period	557,144	79,066	62,427	134,973	479
Units issued	111,259	4,187	2,498	8,738	—
Units redeemed	(142,786)	(13,995)	(11,571)	(30,308)	(345)
Units outstanding at end of period	525,617	69,258	53,354	113,403	134
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2020

	Goldman Sachs	Invesco	Invesco	Invesco	Invesco
	VIT U.S.	Oppenheimer V.I.	Oppenheimer V.I.	Oppenheimer V.I.	Oppenheimer V.I.
	Equity Insights	Capital	Capital	Conservative	Conservative
	Institutional	Appreciation	Appreciation	Balanced	Balanced
	Shares	Series I*	Series II*	Series I*	Series II*
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(25,186)	$(47,128)	$(232,967)	$6,128	$7,528
Net realized gains (losses)	231,153	625,629	3,081,434	39,058	219,269
Change in unrealized gains (losses)	156,104	498,270	1,458,510	73,947	333,647
Increase (decrease) in net assets from operations	362,071	1,076,771	4,306,977	119,133	560,444
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	24,145	6,658	3,000	4,263
Benefits	(199,351)	(5,809)	(327,286)	108	(163,065)
Payments on termination	(143,390)	(174,468)	(1,168,856)	(28,614)	(310,715)
Contract maintenance charge	(6,450)	(1,747)	(44,235)	(385)	(20,017)
Transfers among the sub-accounts and with the
Fixed Account - net	(226,247)	(34,516)	(1,251,225)	(31,248)	(84,590)
Increase (decrease) in net assets from contract
transactions	(575,438)	(192,395)	(2,784,944)	(57,139)	(574,124)
INCREASE (DECREASE) IN NET ASSETS	(213,367)	884,376	1,522,033	61,994	(13,680)
NET ASSETS AT BEGINNING OF PERIOD	3,074,845	3,183,999	14,513,027	932,978	4,932,452
NET ASSETS AT END OF PERIOD	$2,861,478	$4,068,375	$16,035,060	$994,972	$4,918,772

UNITS OUTSTANDING
Units outstanding at beginning of period	118,343	128,989	479,417	54,259	277,948
Units issued	3,693	3,800	7,741	886	16,389
Units redeemed	(26,880)	(10,368)	(91,506)	(4,091)	(48,364)
Units outstanding at end of period	95,156	122,421	395,652	51,054	245,973
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2020

	Invesco	Invesco			Invesco
	Oppenheimer V.I.	Oppenheimer V.I.	Invesco	Invesco	Oppenheimer V.I.
	Discovery Mid	Discovery Mid	Oppenheimer V.I.	Oppenheimer V.I.	Global
	Cap Growth	Cap Growth	Global	Global	Strategic Income
	Series I*	Series II*	Series I*	Series II*	Series I*
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(69,876)	$(166,149)	$(14,425)	$(74,910)	$28,222
Net realized gains (losses)	181,543	866,931	105,785	538,847	(52,321)
Change in unrealized gains (losses)	2,526,204	3,752,915	451,255	1,069,937	(8,320)
Increase (decrease) in net assets from operations	2,637,871	4,453,697	542,615	1,533,874	(32,419)
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	120	30,495	18,930	12,945	3,660
Benefits	(229,246)	(406,616)	(35,995)	(74,470)	(32,170)
Payments on termination	(121,794)	(492,779)	(55,552)	(482,956)	(241,220)
Contract maintenance charge	(1,430)	(33,851)	(1,198)	(22,559)	(344)
Transfers among the sub-accounts and with the
Fixed Account - net	5,170,524	5,976,745	(78,020)	(501,361)	(5,843)
Increase (decrease) in net assets from contract
transactions	4,818,174	5,073,994	(151,835)	(1,068,401)	(275,917)
INCREASE (DECREASE) IN NET ASSETS	7,456,045	9,527,691	390,780	465,473	(308,336)
NET ASSETS AT BEGINNING OF PERIOD	689,409	4,826,297	2,318,509	6,776,815	980,321
NET ASSETS AT END OF PERIOD	$8,145,454	$14,353,988	$2,709,289	$7,242,288	$671,985

UNITS OUTSTANDING
Units outstanding at beginning of period	42,070	133,870	57,819	164,502	65,719
Units issued	539,288	543,169	836	3,264	3,524
Units redeemed	(47,462)	(75,326)	(5,610)	(27,183)	(20,244)
Units outstanding at end of period	533,896	601,713	53,045	140,583	48,999
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2020

	Invesco			Invesco	Invesco
	Oppenheimer V.I.	Invesco	Invesco	Oppenheimer V.I.	Oppenheimer V.I.
	Global	Oppenheimer V.I.	Oppenheimer V.I.	Main Street	Main Street
	Strategic Income	Main Street	Main Street	Small Cap	Small Cap
	Series II*	Series I*	Series II*	Series I*	Series II*
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$865,387	$(797)	$(113,995)	$(8,774)	$(116,963)
Net realized gains (losses)	(329,756)	140,388	2,726,779	28,741	312,740
Change in unrealized gains (losses)	(344,665)	(10,545)	(121,458)	176,261	1,462,409
Increase (decrease) in net assets from operations	190,966	129,046	2,491,326	196,228	1,658,186
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	4,047	—	18,396	1,425	992
Benefits	(742,880)	(21,744)	(576,009)	(14,092)	(264,461)
Payments on termination	(2,002,539)	(162,892)	(1,483,328)	(151,192)	(684,324)
Contract maintenance charge	(72,303)	(572)	(66,693)	(879)	(32,357)
Transfers among the sub-accounts and with the
Fixed Account - net	(228,857)	1,742	(817,987)	(1,629)	(425,565)
Increase (decrease) in net assets from contract
transactions	(3,042,532)	(183,466)	(2,925,621)	(166,367)	(1,405,715)
INCREASE (DECREASE) IN NET ASSETS	(2,851,566)	(54,420)	(434,295)	29,861	252,471
NET ASSETS AT BEGINNING OF PERIOD	26,922,884	1,212,690	24,295,962	1,268,050	10,286,824
NET ASSETS AT END OF PERIOD	$24,071,318	$1,158,270	$23,861,667	$1,297,911	$10,539,295

UNITS OUTSTANDING
Units outstanding at beginning of period	1,400,401	50,091	729,401	26,077	230,551
Units issued	87,177	442	31,952	465	15,430
Units redeemed	(249,287)	(7,867)	(119,801)	(3,956)	(45,041)
Units outstanding at end of period	1,238,291	42,666	641,552	22,586	200,940
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2020

	Invesco	Invesco
	Oppenheimer V.I.	Oppenheimer V.I.	Invesco V.I.	Invesco V.I.
	Total Return	Total Return	American	American	Invesco V.I.
	Bond	Bond	Franchise	Franchise	American Value
	Series I*	Series II*	Series I	Series II	Series I
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$8,303	$112,027	$(1,132,892)	$(321,286)	$(167,731)
Net realized gains (losses)	(12,947)	(36,456)	10,919,030	3,000,736	(120,803)
Change in unrealized gains (losses)	41,688	562,715	18,579,870	3,538,348	(41,708)
Increase (decrease) in net assets from operations	37,044	638,286	28,366,008	6,217,798	(330,242)
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	42,114	11,562	31,672	762	4,348
Benefits	(5,034)	(296,496)	(2,739,202)	(698,102)	(727,296)
Payments on termination	(35,695)	(906,696)	(4,119,730)	(1,094,942)	(946,576)
Contract maintenance charge	(346)	(27,971)	(34,870)	(37,060)	(18,218)
Transfers among the sub-accounts and with the
Fixed Account - net	(8,884)	(197,561)	(2,690,951)	(559,808)	(237,536)
Increase (decrease) in net assets from contract
transactions	(7,845)	(1,417,162)	(9,553,081)	(2,389,150)	(1,925,278)
INCREASE (DECREASE) IN NET ASSETS	29,199	(778,876)	18,812,927	3,828,648	(2,255,520)
NET ASSETS AT BEGINNING OF PERIOD	440,612	9,517,519	76,285,321	17,475,797	25,980,280
NET ASSETS AT END OF PERIOD	$469,811	$8,738,643	$95,098,248	$21,304,445	$23,724,760

UNITS OUTSTANDING
Units outstanding at beginning of period	32,015	969,837	3,051,338	667,294	957,647
Units issued	10,331	137,731	108,519	34,637	41,583
Units redeemed	(10,707)	(279,889)	(437,774)	(109,302)	(120,700)
Units outstanding at end of period	31,639	827,679	2,722,083	592,629	878,530
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2020

	Invesco V.I.	Invesco V.I.	Invesco V.I.	Invesco V.I.	Invesco V.I.
	American Value	Comstock	Comstock	Core Equity	Core Equity
	Series II	Series I	Series II	Series I	Series II
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(122,130)	$138,340	$197,393	$(48,384)	$(6,835)
Net realized gains (losses)	(143,610)	249,773	1,397,647	12,509,425	214,665
Change in unrealized gains (losses)	144,582	(1,159,998)	(3,675,399)	(6,501,885)	(107,449)
Increase (decrease) in net assets from operations	(121,158)	(771,885)	(2,080,359)	5,959,156	100,381
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	3,049	683	5,089	43,760	—
Benefits	(436,378)	(1,033,660)	(1,914,362)	(1,680,979)	(40,214)
Payments on termination	(770,081)	(706,597)	(2,787,017)	(2,884,289)	(57,339)
Contract maintenance charge	(35,447)	(5,938)	(83,943)	(23,715)	(1,570)
Transfers among the sub-accounts and with the
Fixed Account - net	(1,038,515)	(425,759)	(479,475)	(1,066,591)	5,661
Increase (decrease) in net assets from contract
transactions	(2,277,372)	(2,171,271)	(5,259,708)	(5,611,814)	(93,462)
INCREASE (DECREASE) IN NET ASSETS	(2,398,530)	(2,943,156)	(7,340,067)	347,342	6,919
NET ASSETS AT BEGINNING OF PERIOD	14,162,573	19,279,533	58,654,950	54,473,755	950,255
NET ASSETS AT END OF PERIOD	$11,764,043	$16,336,377	$51,314,883	$54,821,097	$957,174

UNITS OUTSTANDING
Units outstanding at beginning of period	420,710	694,792	2,173,174	2,104,116	46,834
Units issued	43,235	45,201	115,933	77,951	614
Units redeemed	(108,280)	(137,637)	(321,198)	(298,210)	(4,672)
Units outstanding at end of period	355,665	602,356	1,967,909	1,883,857	42,776
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2020

			Invesco V.I.	Invesco V.I.	Invesco V.I.
	Invesco V.I.	Invesco V.I.	Diversified	Diversified	Equity
	Core Plus Bond	Core Plus Bond	Dividend	Dividend	and Income
	Series I	Series II	Series I	Series II	Series I
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$38,663	$967	$1,516,516	$234,637	$147,784
Net realized gains (losses)	19,669	370	6,909,908	1,406,265	733,905
Change in unrealized gains (losses)	369,976	24,326	(10,723,525)	(2,195,613)	239,579
Increase (decrease) in net assets from operations	428,308	25,663	(2,297,101)	(554,711)	1,121,268
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	150	—	52,275	60	16,672
Benefits	(162,710)	(886)	(5,260,417)	(821,077)	(900,546)
Payments on termination	(195,885)	(42,840)	(3,643,908)	(984,771)	(1,172,724)
Contract maintenance charge	(1,596)	—	(34,360)	(24,294)	(5,827)
Transfers among the sub-accounts and with the
Fixed Account - net	1,265,484	75	(1,162,650)	209,377	(238,486)
Increase (decrease) in net assets from contract
transactions	905,443	(43,651)	(10,049,060)	(1,620,705)	(2,300,911)
INCREASE (DECREASE) IN NET ASSETS	1,333,751	(17,988)	(12,346,161)	(2,175,416)	(1,179,643)
NET ASSETS AT BEGINNING OF PERIOD	5,265,357	347,907	107,534,317	25,297,694	17,314,756
NET ASSETS AT END OF PERIOD	$6,599,108	$329,919	$95,188,156	$23,122,278	$16,135,113

UNITS OUTSTANDING
Units outstanding at beginning of period	316,323	23,286	1,744,381	1,107,684	747,550
Units issued	86,022	5	58,522	43,354	42,224
Units redeemed	(33,808)	(2,656)	(269,747)	(116,580)	(145,631)
Units outstanding at end of period	368,537	20,635	1,533,156	1,034,458	644,143
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2020

	Invesco V.I.	Invesco V.I.	Invesco V.I.	Invesco V.I.	Invesco V.I.
	Equity	Global	Global	Government	Government
	and Income	Core Equity	Core Equity	Money Market	Money Market
	Series II	Series I	Series II	Series I	Series II
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$92,001	$(14,940)	$(61,971)	$(43,745)	$(1,550)
Net realized gains (losses)	1,028,051	377,311	231,715	—	—
Change in unrealized gains (losses)	176,124	1,525,614	864,179	—	—
Increase (decrease) in net assets from operations	1,296,176	1,887,985	1,033,923	(43,745)	(1,550)
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	11,560	600	—	—	—
Benefits	(930,340)	(1,207,350)	(204,336)	(23,181)	(530)
Payments on termination	(1,323,027)	(837,369)	(458,502)	(826,067)	(10,736)
Contract maintenance charge	(32,393)	(7,402)	(13,058)	(2,434)	—
Transfers among the sub-accounts and with the
Fixed Account - net	(288,887)	(480,613)	(308,968)	483,950	(20)
Increase (decrease) in net assets from contract
transactions	(2,563,087)	(2,532,134)	(984,864)	(367,732)	(11,286)
INCREASE (DECREASE) IN NET ASSETS	(1,266,911)	(644,149)	49,059	(411,477)	(12,836)
NET ASSETS AT BEGINNING OF PERIOD	21,035,755	20,359,171	10,311,797	3,933,557	106,573
NET ASSETS AT END OF PERIOD	$19,768,844	$19,715,022	$10,360,856	$3,522,080	$93,737

UNITS OUTSTANDING
Units outstanding at beginning of period	873,593	726,819	606,958	359,766	12,176
Units issued	44,223	12,211	16,754	164,853	274
Units redeemed	(156,156)	(116,883)	(73,324)	(201,429)	(1,548)
Units outstanding at end of period	761,660	622,147	550,388	323,190	10,902
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2020

	Invesco V.I.	Invesco V.I.	Invesco V.I.
	Government	Government	Growth	Invesco V.I.	Invesco V.I.
	Securities	Securities	and Income	High Yield	High Yield
	Series I	Series II	Series II	Series I	Series II
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$66,187	$1,011	$72,777	$343,572	$206,028
Net realized gains (losses)	12,632	(57)	(323,323)	(161,603)	(100,164)
Change in unrealized gains (losses)	166,252	8,171	84,478	(94,337)	(89,113)
Increase (decrease) in net assets from operations	245,071	9,125	(166,068)	87,632	16,751
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	5,969	70	3,639
Benefits	(421,267)	—	(696,035)	(552,113)	(119,770)
Payments on termination	(360,234)	(323)	(1,678,853)	(683,111)	(315,412)
Contract maintenance charge	(2,163)	—	(76,667)	(3,605)	(6,841)
Transfers among the sub-accounts and with the
Fixed Account - net	1,076,718	(6,541)	(248,002)	115,749	(64,806)
Increase (decrease) in net assets from contract
transactions	293,054	(6,864)	(2,693,588)	(1,123,010)	(503,190)
INCREASE (DECREASE) IN NET ASSETS	538,125	2,261	(2,859,656)	(1,035,378)	(486,439)
NET ASSETS AT BEGINNING OF PERIOD	5,182,267	219,660	29,297,161	8,998,077	5,777,352
NET ASSETS AT END OF PERIOD	$5,720,392	$221,921	$26,437,505	$7,962,699	$5,290,913

UNITS OUTSTANDING
Units outstanding at beginning of period	302,739	16,829	907,738	439,992	431,545
Units issued	88,627	—	63,469	25,828	15,402
Units redeemed	(63,167)	(496)	(152,349)	(82,446)	(49,133)
Units outstanding at end of period	328,199	16,333	818,858	383,374	397,814
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2020

	Invesco V.I.	Invesco V.I.	Invesco V.I.	Invesco V.I.	Invesco V.I.
	International	International	Managed	Managed	Mid Cap
	Growth	Growth	Volatility	Volatility	Core Equity
	Series I	Series II	Series I	Series II	Series I
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$123,490	$5,694	$27,299	$47	$(50,697)
Net realized gains (losses)	776,553	87,572	(41,974)	(3,014)	1,200,628
Change in unrealized gains (losses)	649,020	58,171	(168,930)	(605)	(720,090)
Increase (decrease) in net assets from operations	1,549,063	151,437	(183,605)	(3,572)	429,841
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	248	—	—	—	180
Benefits	(315,562)	(43,219)	(67,585)	(545)	(237,264)
Payments on termination	(589,308)	(221,556)	(206,459)	(790)	(354,001)
Contract maintenance charge	(4,795)	(5,217)	(1,550)	—	(1,852)
Transfers among the sub-accounts and with the
Fixed Account - net	(62,469)	2,342	(187,066)	(12,764)	(224,251)
Increase (decrease) in net assets from contract
transactions	(971,886)	(267,650)	(462,660)	(14,099)	(817,188)
INCREASE (DECREASE) IN NET ASSETS	577,177	(116,213)	(646,265)	(17,671)	(387,347)
NET ASSETS AT BEGINNING OF PERIOD	13,563,119	1,458,409	4,852,523	71,702	7,758,981
NET ASSETS AT END OF PERIOD	$14,140,296	$1,342,196	$4,206,258	$54,031	$7,371,634

UNITS OUTSTANDING
Units outstanding at beginning of period	544,069	107,031	165,848	2,597	279,729
Units issued	21,458	3,590	3,279	—	2,921
Units redeemed	(59,735)	(22,216)	(20,911)	(576)	(35,348)
Units outstanding at end of period	505,792	88,405	148,216	2,021	247,302

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2020

	Invesco V.I.	Invesco V.I.	Invesco V.I.
	Mid Cap	Mid Cap	Mid Cap	Invesco V.I.	Invesco V.I.
	Core Equity	Growth	Growth	S&P 500 Index	S&P 500 Index
	Series II	Series I*	Series II*	Series I	Series II
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(8,754)	$(25,938)	$(37,324)	$52,537	$(126,283)
Net realized gains (losses)	125,485	465,285	268,251	3,061,708	4,637,293
Change in unrealized gains (losses)	(77,931)	(832,068)	(648,969)	1,704,421	2,019,668
Increase (decrease) in net assets from operations	38,800	(392,721)	(418,042)	4,818,666	6,530,678
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	60	—	850	1,790
Benefits	(4,601)	(34,070)	(44,765)	(1,402,232)	(1,409,375)
Payments on termination	(79,802)	(110,875)	(77,259)	(1,086,713)	(2,522,607)
Contract maintenance charge	(676)	(514)	(2,799)	(8,498)	(59,633)
Transfers among the sub-accounts and with the
Fixed Account - net	(21,603)	(5,483,306)	(6,491,086)	(613,558)	(912,841)
Increase (decrease) in net assets from contract
transactions	(106,682)	(5,628,705)	(6,615,909)	(3,110,151)	(4,902,666)
INCREASE (DECREASE) IN NET ASSETS	(67,882)	(6,021,426)	(7,033,951)	1,708,515	1,628,012
NET ASSETS AT BEGINNING OF PERIOD	815,623	6,021,426	7,033,951	32,893,348	46,508,161
NET ASSETS AT END OF PERIOD	$747,741	$—	$—	$34,601,863	$48,136,173

UNITS OUTSTANDING
Units outstanding at beginning of period	36,248	175,623	229,985	1,160,813	1,863,494
Units issued	184	4,271	1,439	61,818	77,426
Units redeemed	(4,854)	(179,894)	(231,424)	(173,234)	(256,850)
Units outstanding at end of period	31,578	—	—	1,049,397	1,684,070
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2020

			Invesco V.I.	Invesco V.I.	Janus Henderson
	Invesco V.I.	Invesco V.I.	Value	Value	VIT Forty
	Technology	Technology	Opportunities	Opportunities	Institutional
	Series I	Series II	Series I	Series II	Shares
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(55,796)	$(92)	$(43,270)	$(34,946)	$(2)
Net realized gains (losses)	754,407	2,219	(97,298)	(97,520)	16
Change in unrealized gains (losses)	813,933	208	260,181	237,511	54
Increase (decrease) in net assets from operations	1,512,544	2,335	119,613	105,045	68
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	1,200	—	168	—	—
Benefits	(171,433)	—	(154,110)	(38,524)	—
Payments on termination	(41,226)	(3,272)	(222,374)	(179,142)	—
Contract maintenance charge	(1,295)	—	(1,704)	(5,616)	(1)
Transfers among the sub-accounts and with the
Fixed Account - net	(173,596)	(398)	(129,370)	(88,003)	(2)
Increase (decrease) in net assets from contract
transactions	(386,350)	(3,670)	(507,390)	(311,285)	(3)
INCREASE (DECREASE) IN NET ASSETS	1,126,194	(1,335)	(387,777)	(206,240)	65
NET ASSETS AT BEGINNING OF PERIOD	3,652,851	7,171	5,376,775	2,603,565	183
NET ASSETS AT END OF PERIOD	$4,779,045	$5,836	$4,988,998	$2,397,325	$248

UNITS OUTSTANDING
Units outstanding at beginning of period	110,566	233	269,090	128,474	4
Units issued	24,830	—	7,247	15,705	—
Units redeemed	(34,939)	(105)	(35,780)	(30,232)	—
Units outstanding at end of period	100,457	128	240,557	113,947	4
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2020

		Legg Mason
		Partners
	Lazard Retirement	Clearbridge
	Series Emerging	Variable Large		Lord Abbet	Lord Abbet
	Market Equity	Cap Value	Lord Abbet	Fundamental	Growth
	Service Shares	Class I	Bond Debenture*	Equity	and Income
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$2	$2	$205,829	$(9,278)	$1,081
Net realized gains (losses)	—	80	9,751	(35,417)	50,723
Change in unrealized gains (losses)	6	(38)	300,168	21,793	(62,151)
Increase (decrease) in net assets from operations	8	44	515,748	(22,902)	(10,347)
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	4,922	—	—
Benefits	—	—	(358,027)	(107,987)	(154,995)
Payments on termination	—	—	(767,647)	(175,348)	(593,048)
Contract maintenance charge	(1)	(4)	(30,843)	(4,130)	(17,324)
Transfers among the sub-accounts and with the
Fixed Account - net	58	192	125,330	(10,084)	(36,741)
Increase (decrease) in net assets from contract
transactions	57	188	(1,026,265)	(297,549)	(802,108)
INCREASE (DECREASE) IN NET ASSETS	65	232	(510,517)	(320,451)	(812,455)
NET ASSETS AT BEGINNING OF PERIOD	137	590	10,735,260	2,464,324	6,775,176
NET ASSETS AT END OF PERIOD	$202	$822	$10,224,743	$2,143,873	$5,962,721

UNITS OUTSTANDING
Units outstanding at beginning of period	3	22	520,549	96,042	319,993
Units issued	1	7	28,810	3,566	9,200
Units redeemed	—	—	(79,617)	(15,920)	(50,186)
Units outstanding at end of period	4	29	469,742	83,688	279,007
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2020

	Lord Abbet	Lord Abbet	MFS VIT	MFS VIT	MFS VIT
	Growth	Mid Cap	Growth	Growth	High Yield
	Opportunities	Stock	Initial Class	Service Class	Initial Class
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(65,315)	$(40,759)	$(13,099)	$(968)	$6,954
Net realized gains (losses)	558,532	42,497	164,432	9,601	(2,086)
Change in unrealized gains (losses)	880,997	57,074	112,652	6,917	984
Increase (decrease) in net assets from operations	1,374,214	58,812	263,985	15,550	5,852
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	2,977	1,635	—	—	—
Benefits	(189,547)	(206,293)	22,589	—	—
Payments on termination	(283,092)	(594,212)	(176,397)	(6,435)	(30,887)
Contract maintenance charge	(11,299)	(16,337)	(424)	(27)	(86)
Transfers among the sub-accounts and with the
Fixed Account - net	(255,361)	18,449	10,887	(2,825)	1,544
Increase (decrease) in net assets from contract
transactions	(736,322)	(796,758)	(143,345)	(9,287)	(29,429)
INCREASE (DECREASE) IN NET ASSETS	637,892	(737,946)	120,640	6,263	(23,577)
NET ASSETS AT BEGINNING OF PERIOD	4,201,474	8,148,337	924,876	60,553	187,674
NET ASSETS AT END OF PERIOD	$4,839,366	$7,410,391	$1,045,516	$66,816	$164,097

UNITS OUTSTANDING
Units outstanding at beginning of period	125,465	402,089	28,299	2,101	8,150
Units issued	7,042	30,530	1,356	9	55
Units redeemed	(27,003)	(69,146)	(4,662)	(318)	(1,337)
Units outstanding at end of period	105,504	363,473	24,993	1,792	6,868
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2020

	MFS VIT	MFS VIT	MFS VIT	MFS VIT	MFS VIT
	Investors Trust	Investors Trust	New Discovery	New Discovery	Research
	Initial Class	Service Class	Initial Class	Service Class	Initial Class
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(5,739)	$(1,473)	$(14,919)	$(1,255)	$(3,333)
Net realized gains (losses)	101,222	8,756	180,081	14,054	27,404
Change in unrealized gains (losses)	(9,971)	8,837	275,472	21,146	37,296
Increase (decrease) in net assets from operations	85,512	16,120	440,634	33,945	61,367
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	645	—	—
Benefits	(22,555)	—	—	—	(11,540)
Payments on termination	(170,378)	(2,052)	(111,652)	(3,656)	(28,711)
Contract maintenance charge	(430)	(17)	(737)	(33)	(128)
Transfers among the sub-accounts and with the
Fixed Account - net	11,197	869	(115,968)	(3,585)	7
Increase (decrease) in net assets from contract
transactions	(182,166)	(1,200)	(227,712)	(7,274)	(40,372)
INCREASE (DECREASE) IN NET ASSETS	(96,654)	14,920	212,922	26,671	20,995
NET ASSETS AT BEGINNING OF PERIOD	877,404	137,044	1,167,974	80,496	456,249
NET ASSETS AT END OF PERIOD	$780,750	$151,964	$1,380,896	$107,167	$477,244

UNITS OUTSTANDING
Units outstanding at beginning of period	35,053	5,519	25,437	2,529	18,890
Units issued	6,098	332	4,426	279	131
Units redeemed	(13,223)	(410)	(8,750)	(489)	(1,849)
Units outstanding at end of period	27,928	5,441	21,113	2,319	17,172
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2020

		MFS VIT			Morgan Stanley
	MFS VIT	Total Return	MFS VIT	MFS VIT	VIF Core Plus
	Research	Bond	Utilities	Utilities	Fixed Income
	Service Class	Initial Class	Initial Class	Service Class	Class I
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(387)	$12,532	$2,024	$1,724	$2,272
Net realized gains (losses)	3,242	56,534	5,724	52,256	2,827
Change in unrealized gains (losses)	2,397	2,521	847	(46,795)	5,236
Increase (decrease) in net assets from operations	5,252	71,587	8,595	7,185	10,335
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	225	—	—	—
Benefits	—	—	—	(223)	—
Payments on termination	(4,735)	(19,889)	(1,439)	(153,792)	(2,042)
Contract maintenance charge	(10)	(317)	(33)	(3)	(108)
Transfers among the sub-accounts and with the
Fixed Account - net	16	(129,220)	(4)	1,321	890
Increase (decrease) in net assets from contract
transactions	(4,729)	(149,201)	(1,476)	(152,697)	(1,260)
INCREASE (DECREASE) IN NET ASSETS	523	(77,614)	7,119	(145,512)	9,075
NET ASSETS AT BEGINNING OF PERIOD	40,696	741,191	194,283	425,965	168,917
NET ASSETS AT END OF PERIOD	$41,219	$663,577	$201,402	$280,453	$177,992

UNITS OUTSTANDING
Units outstanding at beginning of period	1,601	33,541	4,748	11,477	9,862
Units issued	1	30,641	—	283	459
Units redeemed	(189)	(36,144)	(35)	(4,023)	(566)
Units outstanding at end of period	1,413	28,038	4,713	7,737	9,755
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2020

			Morgan Stanley	Morgan Stanley	Morgan Stanley
	Morgan Stanley	Morgan Stanley	VIF Emerging	VIF Emerging	VIF Emerging
	VIF Discovery	VIF Discovery	Markets Debt	Markets Equity	Markets Equity
	Class I	Class II	Class II	Class I	Class II
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(349,493)	$(252,004)	$127,747	$(27,248)	$(8,329)
Net realized gains (losses)	3,742,623	3,885,634	(125,159)	329,377	58,697
Change in unrealized gains (losses)	16,078,493	10,113,484	121,817	976,469	264,818
Increase (decrease) in net assets from operations	19,471,623	13,747,114	124,405	1,278,598	315,186
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	40,120	5,693	18	180	—
Benefits	(908,025)	(826,866)	(115,371)	(375,311)	(189,916)
Payments on termination	(905,723)	(1,271,636)	(360,914)	(449,535)	(133,249)
Contract maintenance charge	(3,277)	(57,993)	(11,163)	(3,159)	(10,777)
Transfers among the sub-accounts and with the
Fixed Account - net	(354,734)	(2,359,707)	(403,707)	(406,742)	(20,872)
Increase (decrease) in net assets from contract
transactions	(2,131,639)	(4,510,509)	(891,137)	(1,234,567)	(354,814)
INCREASE (DECREASE) IN NET ASSETS	17,339,984	9,236,605	(766,732)	44,031	(39,628)
NET ASSETS AT BEGINNING OF PERIOD	14,159,530	11,239,281	5,023,723	11,773,000	3,062,686
NET ASSETS AT END OF PERIOD	$31,499,514	$20,475,886	$4,256,991	$11,817,031	$3,023,058

UNITS OUTSTANDING
Units outstanding at beginning of period	326,608	284,801	184,444	520,144	82,878
Units issued	13,312	12,192	13,074	20,863	3,554
Units redeemed	(47,270)	(97,007)	(46,535)	(80,275)	(13,873)
Units outstanding at end of period	292,650	199,986	150,983	460,732	72,559
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2020

	Morgan Stanley	Morgan Stanley	Morgan Stanley	Morgan Stanley	Morgan Stanley
	VIF Global	VIF Global	VIF Global	VIF Global	VIF Global
	Franchise	Infrastructure	Infrastructure	Strategist	Strategist
	Class II	Class I	Class II	Class I	Class II
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(184,493)	$74,961	$(25,617)	$30,445	$(55,146)
Net realized gains (losses)	1,648,739	(126,428)	(19,084)	2,957,061	989,045
Change in unrealized gains (losses)	765,557	(824,227)	(297,979)	481,660	172,954
Increase (decrease) in net assets from operations	2,229,803	(875,694)	(342,680)	3,469,166	1,106,853
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	10,480	360	—	608	1,560
Benefits	(689,288)	(2,566,160)	(420,027)	(3,442,028)	(893,738)
Payments on termination	(1,377,162)	(1,300,604)	(564,582)	(1,770,611)	(454,806)
Contract maintenance charge	(61,479)	(8,776)	(4,666)	(13,347)	(19,543)
Transfers among the sub-accounts and with the
Fixed Account - net	(995,850)	(425,630)	(47,600)	(461,664)	(91,982)
Increase (decrease) in net assets from contract
transactions	(3,113,299)	(4,300,810)	(1,036,875)	(5,687,042)	(1,458,509)
INCREASE (DECREASE) IN NET ASSETS	(883,496)	(5,176,504)	(1,379,555)	(2,217,876)	(351,656)
NET ASSETS AT BEGINNING OF PERIOD	23,114,805	29,573,653	9,427,397	45,505,922	14,794,059
NET ASSETS AT END OF PERIOD	$22,231,309	$24,397,149	$8,047,842	$43,288,046	$14,442,403

UNITS OUTSTANDING
Units outstanding at beginning of period	545,024	544,435	448,923	2,582,171	912,238
Units issued	14,857	30,688	11,319	68,666	17,455
Units redeemed	(88,398)	(120,808)	(62,046)	(447,505)	(113,472)
Units outstanding at end of period	471,483	454,315	398,196	2,203,332	816,221
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2020

			Morgan Stanley	Morgan Stanley
	Morgan Stanley	Morgan Stanley	VIF U.S.	VIF U.S.	Morgan Stanley
	VIF Growth	VIF Growth	Real Estate	Real Estate	VIS Income Plus
	Class I	Class II	Class I	Class II	Class X Shares
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(4,948,372)	$(1,450,638)	$99,920	$127,811	$631,557
Net realized gains (losses)	54,349,217	14,989,632	326,909	549,803	1,230,703
Change in unrealized gains (losses)	219,688,289	49,190,816	(2,578,810)	(4,204,253)	999,658
Increase (decrease) in net assets from operations	269,089,134	62,729,810	(2,151,981)	(3,526,639)	2,861,918
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	98,402	60	7,002	1,657	575
Benefits	(15,806,646)	(3,129,683)	(322,512)	(545,342)	(2,791,729)
Payments on termination	(15,243,523)	(5,630,473)	(469,467)	(1,683,949)	(1,773,863)
Contract maintenance charge	(87,672)	(104,981)	(2,333)	(47,809)	(11,009)
Transfers among the sub-accounts and with the
Fixed Account - net	(12,179,148)	(6,461,265)	137,215	(424,909)	426,512
Increase (decrease) in net assets from contract
transactions	(43,218,587)	(15,326,342)	(650,095)	(2,700,352)	(4,149,514)
INCREASE (DECREASE) IN NET ASSETS	225,870,547	47,403,468	(2,802,076)	(6,226,991)	(1,287,596)
NET ASSETS AT BEGINNING OF PERIOD	250,518,519	61,215,369	11,965,231	20,140,046	34,206,114
NET ASSETS AT END OF PERIOD	$476,389,066	$108,618,837	$9,163,155	$13,913,055	$32,918,518

UNITS OUTSTANDING
Units outstanding at beginning of period	8,000,487	4,196,839	263,737	513,238	848,845
Units issued	149,240	74,749	13,752	81,893	50,672
Units redeemed	(1,014,803)	(712,996)	(29,550)	(157,859)	(159,898)
Units outstanding at end of period	7,134,924	3,558,592	247,939	437,272	739,619
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2020

				PIMCO VIT
		Neuberger Berman	Neuberger Berman	Commodity	PIMCO VIT
	Morgan Stanley	AMT Mid	AMT Sustainable	RealReturn®	Emerging
	VIS Income Plus	Cap Growth	Equity	Strategy	Markets Bond
	Class Y Shares	Class I	Class I*	Advisor Class	Advisor Class
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$502,663	$(25)	$(268)	$16,742	$12,506
Net realized gains (losses)	1,252,116	83	1,188	(90,135)	(2,528)
Change in unrealized gains (losses)	1,202,107	491	4,060	72,100	8,399
Increase (decrease) in net assets from operations	2,956,886	549	4,980	(1,293)	18,377
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	2,214	—	—	—	—
Benefits	(1,563,874)	—	—	(9,956)	(71,112)
Payments on termination	(1,800,040)	—	(267)	(18,026)	(22,038)
Contract maintenance charge	(50,018)	(8)	(12)	(1,191)	(1,510)
Transfers among the sub-accounts and with the
Fixed Account - net	(676,208)	(1)	—	(6,218)	(16,598)
Increase (decrease) in net assets from contract
transactions	(4,087,926)	(9)	(279)	(35,391)	(111,258)
INCREASE (DECREASE) IN NET ASSETS	(1,131,040)	540	4,701	(36,684)	(92,881)
NET ASSETS AT BEGINNING OF PERIOD	40,083,204	1,464	28,523	436,524	500,332
NET ASSETS AT END OF PERIOD	$38,952,164	$2,004	$33,224	$399,840	$407,451

UNITS OUTSTANDING
Units outstanding at beginning of period	2,030,585	37	2,634	83,627	28,154
Units issued	131,716	—	—	6,135	731
Units redeemed	(338,180)	—	(28)	(13,029)	(7,173)
Units outstanding at end of period	1,824,121	37	2,606	76,733	21,712

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2020

	PIMCO VIT
	International
	Bond (U.S.			PIMCO VIT	Putnam VT
	Dollar-Hedged)	PIMCO VIT	PIMCO VIT	Total Return	Diversified
	Institutional	Real Return	Total Return	Institutional	Income
	Class	Advisor Class	Advisor Class	Class	Class IB
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$30	$(10,573)	$25,557	$2	$804,609
Net realized gains (losses)	1	31,156	146,863	6	(578,541)
Change in unrealized gains (losses)	(4)	244,954	291,180	21	(595,036)
Increase (decrease) in net assets from operations	27	265,537	463,600	29	(368,968)
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	—	—	11,589
Benefits	—	(121,342)	(382,348)	—	(836,107)
Payments on termination	—	(256,073)	(470,694)	—	(719,292)
Contract maintenance charge	(3)	(8,766)	(25,559)	(1)	(20,015)
Transfers among the sub-accounts and with the
Fixed Account - net	80	(50,615)	713,707	1	261,767
Increase (decrease) in net assets from contract
transactions	77	(436,796)	(164,894)	—	(1,302,058)
INCREASE (DECREASE) IN NET ASSETS	104	(171,259)	298,706	29	(1,671,026)
NET ASSETS AT BEGINNING OF PERIOD	691	3,066,260	7,207,158	417	14,288,223
NET ASSETS AT END OF PERIOD	$795	$2,895,001	$7,505,864	$446	$12,617,197

UNITS OUTSTANDING
Units outstanding at beginning of period	36	226,980	462,964	23	679,348
Units issued	3	21,979	80,844	—	41,633
Units redeemed	—	(53,679)	(92,730)	—	(106,575)
Units outstanding at end of period	39	195,280	451,078	23	614,406
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2020

	Putnam VT
	Emerging		Putnam VT	Putnam VT
	Markets	Putnam VT	George Putnam	Global	Putnam VT
	Equity Fund	Equity Income	Balanced	Asset Allocation	Global Equity
	Class IB*	Class IB	Class IB	Class IB	Class IB
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(105,542)	$391,048	$(118,775)	$41,815	$(205,132)
Net realized gains (losses)	297,735	11,437,783	3,348,380	401,809	573,627
Change in unrealized gains (losses)	1,743,689	(7,697,976)	1,810,233	1,202,725	890,361
Increase (decrease) in net assets from operations	1,935,882	4,130,855	5,039,838	1,646,349	1,258,856
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	20,506	85,954	12,161	4,010	45,559
Benefits	(187,199)	(4,592,472)	(1,269,153)	(353,122)	(1,108,608)
Payments on termination	(369,290)	(8,079,219)	(2,307,098)	(805,305)	(967,801)
Contract maintenance charge	(27,086)	(285,038)	(88,682)	(36,849)	(38,056)
Transfers among the sub-accounts and with the
Fixed Account - net	(595,960)	(4,227,143)	1,148,254	1,074,765	(536,885)
Increase (decrease) in net assets from contract
transactions	(1,159,029)	(17,097,918)	(2,504,518)	(116,501)	(2,605,791)
INCREASE (DECREASE) IN NET ASSETS	776,853	(12,967,063)	2,535,320	1,529,848	(1,346,935)
NET ASSETS AT BEGINNING OF PERIOD	8,299,715	152,365,356	39,844,053	14,696,082	19,216,551
NET ASSETS AT END OF PERIOD	$9,076,568	$139,398,293	$42,379,373	$16,225,930	$17,869,616

UNITS OUTSTANDING
Units outstanding at beginning of period	555,901	4,493,054	1,964,770	652,653	1,297,668
Units issued	28,707	149,201	124,757	96,984	25,514
Units redeemed	(112,621)	(707,156)	(247,836)	(87,574)	(212,579)
Units outstanding at end of period	471,987	3,935,099	1,841,691	662,063	1,110,603
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2020

	Putnam VT	Putnam VT	Putnam VT
	Global	Government	Growth	Putnam VT	Putnam VT
	Health Care	Money Market	Opportunities	High Yield	Income
	Class IB	Class IB	Class IB	Class IB	Class IB
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(180,096)	$(402,983)	$(1,555,053)	$689,845	$1,343,507
Net realized gains (losses)	2,215,610	—	12,653,257	(290,638)	184,495
Change in unrealized gains (losses)	626,934	—	23,155,733	117,864	121,992
Increase (decrease) in net assets from operations	2,662,448	(402,983)	34,253,937	517,071	1,649,994
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	50,339	170,663	171,065	21,141	24,075
Benefits	(456,370)	(4,866,613)	(4,684,448)	(1,109,931)	(1,659,775)
Payments on termination	(1,060,293)	(12,798,412)	(6,068,595)	(1,172,841)	(2,679,345)
Contract maintenance charge	(54,785)	(108,983)	(226,667)	(42,526)	(102,947)
Transfers among the sub-accounts and with the
Fixed Account - net	(895,374)	14,198,851	(4,707,696)	(61,217)	1,808,966
Increase (decrease) in net assets from contract
transactions	(2,416,483)	(3,404,494)	(15,516,341)	(2,365,374)	(2,609,026)
INCREASE (DECREASE) IN NET ASSETS	245,965	(3,807,477)	18,737,596	(1,848,303)	(959,032)
NET ASSETS AT BEGINNING OF PERIOD	20,469,790	32,073,612	101,901,536	18,146,725	41,983,189
NET ASSETS AT END OF PERIOD	$20,715,755	$28,266,135	$120,639,132	$16,298,422	$41,024,157

UNITS OUTSTANDING
Units outstanding at beginning of period	604,972	3,448,374	6,675,901	697,750	2,199,058
Units issued	10,370	2,038,048	153,250	26,358	263,690
Units redeemed	(79,595)	(2,400,448)	(1,044,157)	(120,219)	(399,990)
Units outstanding at end of period	535,747	3,085,974	5,784,994	603,889	2,062,758
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2020

	Putnam VT	Putnam VT	Putnam VT
	International	International	Mortgage	Putnam VT	Putnam VT
	Equity	Value	Securities	Multi-Cap Core	Research
	Class IB	Class IB	Class IB	Class IB	Class IB
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$48,355	$70,915	$689,488	$(187,877)	$(151,866)
Net realized gains (losses)	(103,701)	(279,450)	(329,492)	3,417,984	3,646,878
Change in unrealized gains (losses)	4,208,764	301,414	(675,115)	2,648,942	(179,760)
Increase (decrease) in net assets from operations	4,153,418	92,879	(315,119)	5,879,049	3,315,252
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	37,967	8,067	3,910	76,307	11,117
Benefits	(1,032,523)	(355,946)	(406,212)	(1,188,121)	(816,937)
Payments on termination	(2,235,562)	(449,002)	(679,989)	(2,178,915)	(1,047,557)
Contract maintenance charge	(91,436)	(16,813)	(18,472)	(82,785)	(46,590)
Transfers among the sub-accounts and with the
Fixed Account - net	(1,374,116)	45,574	20,198	(2,014,168)	(691,822)
Increase (decrease) in net assets from contract
transactions	(4,695,670)	(768,120)	(1,080,565)	(5,387,682)	(2,591,789)
INCREASE (DECREASE) IN NET ASSETS	(542,252)	(675,241)	(1,395,684)	491,367	723,463
NET ASSETS AT BEGINNING OF PERIOD	46,998,772	7,683,634	9,521,046	44,279,340	19,827,333
NET ASSETS AT END OF PERIOD	$46,456,520	$7,008,393	$8,125,362	$44,770,707	$20,550,796

UNITS OUTSTANDING
Units outstanding at beginning of period	3,005,219	504,493	539,040	2,183,616	799,940
Units issued	133,427	30,909	38,348	29,160	32,278
Units redeemed	(437,930)	(85,305)	(102,692)	(310,485)	(132,084)
Units outstanding at end of period	2,700,716	450,097	474,696	1,902,291	700,134
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2020

	Putnam VT		Putnam VT	Putnam VT	Templeton
	Small Cap	Putnam VT	Sustainable	Sustainable	Developing
	Growth	Small Cap Value	Future	Leaders	Markets
	Class IB	Class IB	Class IB	Class IB	VIP Class 2
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(49,631)	$(81,320)	$(75,202)	$(710,605)	$144,430
Net realized gains (losses)	206,125	(2,274,862)	520,757	10,041,345	237,234
Change in unrealized gains (losses)	1,227,259	2,555,585	2,078,577	8,519,119	513,693
Increase (decrease) in net assets from operations	1,383,753	199,403	2,524,132	17,849,859	895,357
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	10,600	17,178	26,229	187,028	1,560
Benefits	(123,405)	(748,074)	(389,293)	(1,806,069)	(62,916)
Payments on termination	(129,656)	(991,883)	(152,566)	(3,834,604)	(336,141)
Contract maintenance charge	(11,598)	(29,724)	(15,145)	(195,183)	(20,497)
Transfers among the sub-accounts and with the
Fixed Account - net	(492,974)	(657,443)	(380,166)	(3,828,841)	(264,738)
Increase (decrease) in net assets from contract
transactions	(747,033)	(2,409,946)	(910,941)	(9,477,669)	(682,732)
INCREASE (DECREASE) IN NET ASSETS	636,720	(2,210,543)	1,613,191	8,372,190	212,625
NET ASSETS AT BEGINNING OF PERIOD	3,488,498	25,192,989	5,516,844	73,387,504	6,418,817
NET ASSETS AT END OF PERIOD	$4,125,218	$22,982,446	$7,130,035	$81,759,694	$6,631,442

UNITS OUTSTANDING
Units outstanding at beginning of period	97,474	770,064	140,177	3,272,162	162,495
Units issued	2,011	57,473	3,605	73,357	7,983
Units redeemed	(20,689)	(145,266)	(23,362)	(484,085)	(25,087)
Units outstanding at end of period	78,796	682,271	120,420	2,861,434	145,391
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2020

	Templeton	Templeton	Templeton	AST
	Foreign	Global Bond	Growth	Global
	VIP Class 2	VIP Class 2	VIP Class 2	Bond*
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$452,168	$54,069	$5,252	$(33)
Net realized gains (losses)	(1,016,117)	(12,290)	(18,857)	3
Change in unrealized gains (losses)	(342,292)	(98,499)	25,742	166
Increase (decrease) in net assets from operations	(906,241)	(56,720)	12,137	136
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	15,081	—	—	—
Benefits	(895,359)	(35,269)	(25,242)	—
Payments on termination	(1,742,820)	(20,291)	(27,919)	(821)
Contract maintenance charge	(64,234)	(1,196)	(166)	(2)
Transfers among the sub-accounts and with the
Fixed Account - net	281,593	21,464	(33,483)	19,241
Increase (decrease) in net assets from contract
transactions	(2,405,739)	(35,292)	(86,810)	18,418
INCREASE (DECREASE) IN NET ASSETS	(3,311,980)	(92,012)	(74,673)	18,554
NET ASSETS AT BEGINNING OF PERIOD	31,191,253	853,384	450,470	—
NET ASSETS AT END OF PERIOD	$27,879,273	$761,372	$375,797	$18,554

UNITS OUTSTANDING
Units outstanding at beginning of period	1,662,714	30,379	19,098	—
Units issued	152,360	2,149	1,081	1,924
Units redeemed	(294,815)	(3,332)	(4,958)	(82)
Units outstanding at end of period	1,520,259	29,196	15,221	1,842

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2019

	Alliance Bernstein	Alliance Bernstein	Alliance Bernstein	Alliance Bernstein
	VPS Growth	VPS International	VPS Large	VPS Small/	American Century
	& Income	Value	Cap Growth	Mid Value	VP International
	Class B	Class B	Class B	Class B	Class I
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(251,970)	$(50,022)	$(421,728)	$(106,716)	$(40)
Net realized gains (losses)	5,080,526	(164,095)	4,488,568	872,877	355
Change in unrealized gains (losses)	2,373,574	948,636	1,459,747	492,935	1,183
Increase (decrease) in net assets from operations	7,202,130	734,519	5,526,587	1,259,096	1,498
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	600	—	736	—	—
Benefits	(1,332,872)	(115,658)	(939,690)	(172,912)	—
Payments on termination	(2,821,623)	(472,659)	(1,735,828)	(783,713)	—
Contract maintenance charge	(27,954)	(15,556)	(30,522)	(27,829)	(4)
Transfers among the sub-accounts and with the
Fixed Account - net	(27,696)	(2,254)	15,293,832	(238,699)	2
Increase (decrease) in net assets from contract
transactions	(4,209,545)	(606,127)	12,588,528	(1,223,153)	(2)
INCREASE (DECREASE) IN NET ASSETS	2,992,585	128,392	18,115,115	35,943	1,496
NET ASSETS AT BEGINNING OF PERIOD	35,050,307	5,250,693	13,146,125	7,426,694	5,648
NET ASSETS AT END OF PERIOD	$38,042,892	$5,379,085	$31,261,240	$7,462,637	$7,144

UNITS OUTSTANDING
Units outstanding at beginning of period	1,653,723	574,573	815,177	227,070	320
Units issued	50,299	31,391	716,336	5,241	—
Units redeemed	(227,422)	(92,763)	(172,622)	(38,478)	—
Units outstanding at end of period	1,476,600	513,201	1,358,891	193,833	320

(*) See Note 2 for disclosures of changes in sub-accounts and to the name of the Funds during 2020
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2019

	AST		AST	AST	AST
	Academic	AST	AllianzGI	Balanced	BlackRock
	Strategies	Advanced	World	Asset	Global
	Asset Allocation	Strategies	Trends	Allocation	Strategies
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(47,284)	$(23,365)	$(16,368)	$(74,491)	$(65)
Net realized gains (losses)	257,278	200,670	44,047	140,961	22
Change in unrealized gains (losses)	120,881	103,453	103,982	750,281	646
Increase (decrease) in net assets from operations	330,875	280,758	131,661	816,751	603
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	—	6,650	—
Benefits	—	—	—	(331)	—
Payments on termination	(660,236)	(327,302)	(85,932)	(222,037)	—
Contract maintenance charge	(8,849)	(7,952)	(3,105)	(26,716)	(6)
Transfers among the sub-accounts and with the
Fixed Account - net	96,097	(29,922)	60,112	58,146	—
Increase (decrease) in net assets from contract
transactions	(572,988)	(365,176)	(28,925)	(184,288)	(6)
INCREASE (DECREASE) IN NET ASSETS	(242,113)	(84,418)	102,736	632,463	597
NET ASSETS AT BEGINNING OF PERIOD	2,565,954	1,516,764	816,378	4,680,977	3,822
NET ASSETS AT END OF PERIOD	$2,323,841	$1,432,346	$919,114	$5,313,440	$4,419

UNITS OUTSTANDING
Units outstanding at beginning of period	238,464	101,527	67,377	328,047	322
Units issued	35,037	7,573	6,315	4,808	—
Units redeemed	(77,096)	(26,488)	(6,006)	(12,549)	—
Units outstanding at end of period	196,405	82,612	67,686	320,306	322
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2019

	AST	AST
	BlackRock	BlackRock/	AST	AST	AST
	Low Duration	Loomis	Bond Portfolio	Bond Portfolio	Bond Portfolio
	Bond	Sayles Bond	2019*	2022	2023
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(768)	$(963)	$(2,984)	$(6,222)	$(1,794)
Net realized gains (losses)	7	514	(1,959)	2,072	231
Change in unrealized gains (losses)	2,826	6,060	5,957	13,943	7,303
Increase (decrease) in net assets from operations	2,065	5,611	1,014	9,793	5,740
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	—	—	—
Benefits	(258)	(573)	—	—	—
Payments on termination	(35,392)	(1,633)	—	(45,131)	—
Contract maintenance charge	(20)	(25)	—	(105)	(140)
Transfers among the sub-accounts and with the
Fixed Account - net	—	655	(253,351)	253,520	—
Increase (decrease) in net assets from contract
transactions	(35,670)	(1,576)	(253,351)	208,284	(140)
INCREASE (DECREASE) IN NET ASSETS	(33,605)	4,035	(252,337)	218,077	5,600
NET ASSETS AT BEGINNING OF PERIOD	81,131	71,378	252,337	291,339	116,410
NET ASSETS AT END OF PERIOD	$47,526	$75,413	$—	$509,416	$122,010

UNITS OUTSTANDING
Units outstanding at beginning of period	7,099	5,167	19,372	24,255	11,365
Units issued	—	48	—	20,919	—
Units redeemed	(3,022)	(30)	(19,372)	(3,610)	(13)
Units outstanding at end of period	4,077	5,185	—	41,564	11,352
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2019

					AST
	AST	AST	AST	AST	Capital Growth
	Bond Portfolio	Bond Portfolio	Bond Portfolio	Bond Portfolio	Asset
	2024	2026	2027	2029	Allocation
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(761)	$(5,115)	$(330)	$(429)	$(56,901)
Net realized gains (losses)	113	10,417	2,159	53	109,777
Change in unrealized gains (losses)	3,761	24,966	493	1,779	601,417
Increase (decrease) in net assets from operations	3,113	30,268	2,322	1,403	654,293
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	—	—	240
Benefits	—	—	—	—	—
Payments on termination	—	(45,566)	—	—	(245,788)
Contract maintenance charge	(35)	(176)	(41)	—	(14,217)
Transfers among the sub-accounts and with the
Fixed Account - net	—	(119,606)	(44,605)	35,663	62,966
Increase (decrease) in net assets from contract
transactions	(35)	(165,348)	(44,646)	35,663	(196,799)
INCREASE (DECREASE) IN NET ASSETS	3,078	(135,080)	(42,324)	37,066	457,494
NET ASSETS AT BEGINNING OF PERIOD	48,992	432,330	54,364	—	3,264,367
NET ASSETS AT END OF PERIOD	$52,070	$297,250	$12,040	$37,066	$3,721,861

UNITS OUTSTANDING
Units outstanding at beginning of period	4,956	43,830	5,602	—	233,169
Units issued	—	180	—	3,601	4,407
Units redeemed	(3)	(16,202)	(4,470)	(132)	(9,482)
Units outstanding at end of period	4,953	27,808	1,132	3,469	228,094
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2019

				AST
				Fidelity
	AST	AST	AST	Institutional	AST
	Cohen & Steers	Cohen & Steers	Emerging	AMSM	Goldman Sachs
	Global Realty	Realty	Markets Equity*	Quantitative	Multi-Asset
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(29)	$(178)	$(77)	$(16,347)	$(5,323)
Net realized gains (losses)	55	198	(7)	46,446	7,224
Change in unrealized gains (losses)	325	2,599	610	147,590	47,004
Increase (decrease) in net assets from operations	351	2,619	526	177,689	48,905
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	—	—	—
Benefits	—	—	—	—	—
Payments on termination	(103)	—	(306)	(170,093)	(16,821)
Contract maintenance charge	(11)	(12)	(29)	(4,204)	(801)
Transfers among the sub-accounts and with the
Fixed Account - net	—	(71)	(1)	141,256	7,951
Increase (decrease) in net assets from contract
transactions	(114)	(83)	(336)	(33,041)	(9,671)
INCREASE (DECREASE) IN NET ASSETS	237	2,536	190	144,648	39,234
NET ASSETS AT BEGINNING OF PERIOD	1,605	9,012	4,765	949,107	339,173
NET ASSETS AT END OF PERIOD	$1,842	$11,548	$4,955	$1,093,755	$378,407

UNITS OUTSTANDING
Units outstanding at beginning of period	125	566	542	79,042	27,389
Units issued	—	19	—	13,144	1,216
Units redeemed	(9)	(24)	(36)	(14,851)	(1,853)
Units outstanding at end of period	116	561	506	77,335	26,752
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2019

	AST			AST
	Goldman Sachs	AST		Hotchkis & Wiley	AST
	Small-Cap	Government	AST	Large-Cap	International
	Value	Money Market	High Yield	Value	Growth
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(37)	$600	$(322)	$(15)	$(575)
Net realized gains (losses)	98	—	297	6	1,099
Change in unrealized gains (losses)	344	—	3,757	313	11,676
Increase (decrease) in net assets from operations	405	600	3,732	304	12,200
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	—	—	—
Benefits	—	(1,293,377)	(358)	—	—
Payments on termination	(134)	(723,265)	—	—	(5,303)
Contract maintenance charge	(13)	(41)	(20)	(2)	(25)
Transfers among the sub-accounts and with the
Fixed Account - net	—	2,080,284	(333)	(1)	2,115
Increase (decrease) in net assets from contract
transactions	(147)	63,601	(711)	(3)	(3,213)
INCREASE (DECREASE) IN NET ASSETS	258	64,201	3,021	301	8,987
NET ASSETS AT BEGINNING OF PERIOD	2,060	237,485	27,080	1,081	40,184
NET ASSETS AT END OF PERIOD	$2,318	$301,686	$30,101	$1,382	$49,171

UNITS OUTSTANDING
Units outstanding at beginning of period	100	27,526	1,672	80	3,913
Units issued	—	185,084	—	1	203
Units redeemed	(6)	(164,594)	(35)	—	(396)
Units outstanding at end of period	94	48,016	1,637	81	3,720
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2019

			AST	AST	AST
	AST	AST	J.P. Morgan	J.P. Morgan	J.P. Morgan
	International	Investment	Global	International	Strategic
	Value	Grade Bond	Thematic	Equity	Opportunities
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(353)	$(33,944)	$(1,898)	$(1,582)	$(26,085)
Net realized gains (losses)	1,226	200,717	24,399	3,646	224,114
Change in unrealized gains (losses)	4,399	60,717	6,220	17,298	13,851
Increase (decrease) in net assets from operations	5,272	227,490	28,721	19,362	211,880
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	—	—	210
Benefits	—	—	—	—	—
Payments on termination	(17,038)	(127,660)	(13,900)	(18,939)	(95,676)
Contract maintenance charge	(18)	(22,363)	(762)	(3)	(10,003)
Transfers among the sub-accounts and with the
Fixed Account - net	—	(2,075,058)	(106,689)	—	(201,045)
Increase (decrease) in net assets from contract
transactions	(17,056)	(2,225,081)	(121,351)	(18,942)	(306,514)
INCREASE (DECREASE) IN NET ASSETS	(11,784)	(1,997,591)	(92,630)	420	(94,634)
NET ASSETS AT BEGINNING OF PERIOD	34,678	3,979,223	226,679	84,820	1,755,793
NET ASSETS AT END OF PERIOD	$22,894	$1,981,632	$134,049	$85,240	$1,661,159

UNITS OUTSTANDING
Units outstanding at beginning of period	3,944	248,933	15,776	9,241	138,233
Units issued	—	28,043	495	—	32,523
Units redeemed	(1,685)	(162,196)	(8,325)	(1,668)	(52,340)
Units outstanding at end of period	2,259	114,780	7,946	7,573	118,416
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2019

	AST
	Loomis Sayles	AST		AST	AST
	Large-Cap	MFS Global	AST	MFS Growth	Mid-Cap
	Growth	Equity	MFS Growth	Allocation	Growth
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(2,514)	$(308)	$(45)	$(3,692)	$(820)
Net realized gains (losses)	28,602	15,654	182	3,342	35,086
Change in unrealized gains (losses)	21,862	(5,857)	1,048	32,844	(10,623)
Increase (decrease) in net assets from operations	47,950	9,489	1,185	32,494	23,643
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	—	—	—
Benefits	(2,600)	(960)	—	—	(536)
Payments on termination	(44,092)	(31,972)	(213)	(15,384)	(78,761)
Contract maintenance charge	(44)	(2)	(11)	(1)	(21)
Transfers among the sub-accounts and with the
Fixed Account - net	(6)	(1)	(1)	2,882	857
Increase (decrease) in net assets from contract
transactions	(46,742)	(32,935)	(225)	(12,503)	(78,461)
INCREASE (DECREASE) IN NET ASSETS	1,208	(23,446)	960	19,991	(54,818)
NET ASSETS AT BEGINNING OF PERIOD	171,915	44,530	3,446	163,512	96,581
NET ASSETS AT END OF PERIOD	$173,123	$21,084	$4,406	$183,503	$41,763

UNITS OUTSTANDING
Units outstanding at beginning of period	8,378	2,648	161	13,067	4,766
Units issued	1	—	—	258	51
Units redeemed	(1,705)	(1,670)	(10)	(967)	(3,164)
Units outstanding at end of period	6,674	978	151	12,358	1,653
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2019

	AST
	Neuberger	AST	AST	AST
	Berman/LSV	Preservation	Prudential	QMA	AST
	Mid-Cap	Asset	Growth	US Equity	Small-Cap
	Value	Allocation	Allocation	Alpha	Growth
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(303)	$(58,143)	$(154,999)	$(460)	$(15)
Net realized gains (losses)	255	443,057	573,161	12,854	1
Change in unrealized gains (losses)	3,886	104,644	1,163,294	(2,902)	217
Increase (decrease) in net assets from operations	3,838	489,558	1,581,456	9,492	203
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	—	—	—
Benefits	—	—	—	(1,138)	—
Payments on termination	(191)	(288,488)	(1,051,996)	(18,978)	—
Contract maintenance charge	(26)	(17,637)	(63,795)	(11)	(2)
Transfers among the sub-accounts and with the
Fixed Account - net	979	(406,110)	1,136,884	1,968	453
Increase (decrease) in net assets from contract
transactions	762	(712,235)	21,093	(18,159)	451
INCREASE (DECREASE) IN NET ASSETS	4,600	(222,677)	1,602,549	(8,667)	654
NET ASSETS AT BEGINNING OF PERIOD	19,513	4,045,085	8,880,700	46,429	531
NET ASSETS AT END OF PERIOD	$24,113	$3,822,408	$10,483,249	$37,762	$1,185

UNITS OUTSTANDING
Units outstanding at beginning of period	1,143	291,178	702,240	2,469	27
Units issued	62	32,510	147,030	103	19
Units redeemed	(20)	(76,600)	(135,884)	(923)	—
Units outstanding at end of period	1,185	247,088	713,386	1,649	46
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2019

	AST		AST	AST	AST
	Small-Cap	AST	T. Rowe Price	T. Rowe Price	T. Rowe Price
	Growth	Small-Cap	Asset	Large-Cap	Large-Cap
	Opportunities	Value	Allocation	Growth	Value
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(302)	$(393)	$(56,325)	$(100)	$(1,159)
Net realized gains (losses)	692	228	203,461	65	97
Change in unrealized gains (losses)	6,640	5,792	423,850	1,881	11,403
Increase (decrease) in net assets from operations	7,030	5,627	570,986	1,846	10,341
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	—	—	—
Benefits	(556)	—	—	—	(546)
Payments on termination	(334)	—	(392,012)	—	—
Contract maintenance charge	(15)	(10)	(10,761)	(9)	(23)
Transfers among the sub-accounts and with the
Fixed Account - net	898	573	434,811	661	80,437
Increase (decrease) in net assets from contract
transactions	(7)	563	32,038	652	79,868
INCREASE (DECREASE) IN NET ASSETS	7,023	6,190	603,024	2,498	90,209
NET ASSETS AT BEGINNING OF PERIOD	19,965	27,278	2,962,429	6,559	16,016
NET ASSETS AT END OF PERIOD	$26,988	$33,468	$3,565,453	$9,057	$106,225

UNITS OUTSTANDING
Units outstanding at beginning of period	1,183	1,664	201,481	241	1,407
Units issued	62	43	26,913	22	6,370
Units redeemed	(38)	(11)	(25,760)	—	(42)
Units outstanding at end of period	1,207	1,696	202,634	263	7,735

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2019

	AST		AST	AST	AST
	T. Rowe Price	AST	WEDGE Capital	Wellington	Western Asset
	Natural	Templeton	Mid-Cap	Management	Core Plus
	Resources	Global Bond	Value	Hedged Equity	Bond
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(464)	$(307)	$(497)	$(3,677)	$(693)
Net realized gains (losses)	(1,638)	21	308	1,829	365
Change in unrealized gains (losses)	7,130	317	5,316	40,811	6,608
Increase (decrease) in net assets from operations	5,028	31	5,127	38,963	6,280
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	—	—	—
Benefits	—	—	—	—	(1,199)
Payments on termination	(7,263)	(826)	—	(4,508)	(1,198)
Contract maintenance charge	(24)	(12)	—	(403)	(24)
Transfers among the sub-accounts and with the
Fixed Account - net	1,033	278	—	6,484	—
Increase (decrease) in net assets from contract
transactions	(6,254)	(560)	—	1,573	(2,421)
INCREASE (DECREASE) IN NET ASSETS	(1,226)	(529)	5,127	40,536	3,859
NET ASSETS AT BEGINNING OF PERIOD	33,491	21,617	29,514	207,421	57,629
NET ASSETS AT END OF PERIOD	$32,265	$21,088	$34,641	$247,957	$61,488

UNITS OUTSTANDING
Units outstanding at beginning of period	4,309	1,866	1,833	18,021	4,296
Units issued	180	32	1	337	—
Units redeemed	(766)	(9)	—	(293)	(63)
Units outstanding at end of period	3,723	1,889	1,834	18,065	4,233
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2019

		BNY Mellon		BNY Mellon VIF
	BNY Mellon	Sustainable U.S.	BNY Mellon VIF	Growth and	DWS
	Stock Index	Equity Portfolio,	Government	Income	Bond VIP
	Fund, Inc.	Inc	Money Market	Initial Shares	Class A
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$684	$32	$467	$(48)	$4,270
Net realized gains (losses)	28,675	367	—	2,168	(595)
Change in unrealized gains (losses)	31,631	2,733	—	2,220	12,635
Increase (decrease) in net assets from operations	60,990	3,132	467	4,340	16,310
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	—	—	—
Benefits	(139)	—	(1,166)	—	(6,008)
Payments on termination	(10,949)	—	(1,475)	(413)	(9,928)
Contract maintenance charge	(176)	(8)	(87)	(31)	—
Transfers among the sub-accounts and with the
Fixed Account - net	(25,847)	—	556	(262)	(1,738)
Increase (decrease) in net assets from contract
transactions	(37,111)	(8)	(2,172)	(706)	(17,674)
INCREASE (DECREASE) IN NET ASSETS	23,879	3,124	(1,705)	3,634	(1,364)
NET ASSETS AT BEGINNING OF PERIOD	223,563	9,544	178,268	16,020	171,168
NET ASSETS AT END OF PERIOD	$247,442	$12,668	$176,563	$19,654	$169,804

UNITS OUTSTANDING
Units outstanding at beginning of period	9,553	505	18,038	735	10,179
Units issued	—	—	53	—	52
Units redeemed	(1,544)	—	(271)	(29)	(1,039)
Units outstanding at end of period	8,009	505	17,820	706	9,192
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2019

	DWS		DWS	DWS	DWS
	Capital Growth	DWS	CROCI®	Global Income	Global
	VIP	Core Equity VIP	International VIP	Builder VIP	Small Cap VIP
	Class A	Class A	Class A	Class A	Class A
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(3,750)	$2,332	$3,179	$18,669	$(4,333)
Net realized gains (losses)	222,616	59,562	(7,683)	5,342	2,249
Change in unrealized gains (losses)	205,077	66,656	31,352	57,212	114,545
Increase (decrease) in net assets from operations	423,943	128,550	26,848	81,223	112,461
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	250	—	180	—	180
Benefits	(48,699)	(15,926)	(2,696)	(13,127)	(28,864)
Payments on termination	(116,816)	(85,528)	(7,797)	(238,941)	(54,789)
Contract maintenance charge	—	—	—	—	—
Transfers among the sub-accounts and with the
Fixed Account - net	5,727	9,682	(10,196)	27,106	(17,775)
Increase (decrease) in net assets from contract
transactions	(159,538)	(91,772)	(20,509)	(224,962)	(101,248)
INCREASE (DECREASE) IN NET ASSETS	264,405	36,778	6,339	(143,739)	11,213
NET ASSETS AT BEGINNING OF PERIOD	1,210,608	476,368	137,718	519,647	589,699
NET ASSETS AT END OF PERIOD	$1,475,013	$513,146	$144,057	$375,908	$600,912

UNITS OUTSTANDING
Units outstanding at beginning of period	43,607	20,329	12,080	30,448	18,258
Units issued	5,079	402	20	1,412	20
Units redeemed	(9,687)	(3,818)	(1,653)	(13,386)	(2,825)
Units outstanding at end of period	38,999	16,913	10,447	18,474	15,453
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2019

			Federated
	DWS	DWS	Hermes
	Government	Small Mid Cap	Government	Fidelity VIP	Fidelity VIP
	Money Market	Growth VIP	Money	Contrafund	Contrafund
	VIP Class A	Class A	Fund II*	Initial Class	Service Class 2
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$702	$(2,210)	$5,832	$(39,862)	$(357,702)
Net realized gains (losses)	—	28,548	—	589,004	3,539,894
Change in unrealized gains (losses)	—	33,469	—	560,960	3,177,980
Increase (decrease) in net assets from operations	702	59,807	5,832	1,110,102	6,360,172
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	240	60	4,078	4,618
Benefits	(2,507)	(13,185)	(30,240)	(79,342)	(761,818)
Payments on termination	—	(14,243)	(182,204)	(322,030)	(2,518,570)
Contract maintenance charge	—	—	(2,376)	(2,483)	(88,861)
Transfers among the sub-accounts and with the
Fixed Account - net	2,680	(15,473)	(27,220)	(126,064)	(1,089,751)
Increase (decrease) in net assets from contract
transactions	173	(42,661)	(241,980)	(525,841)	(4,454,382)
INCREASE (DECREASE) IN NET ASSETS	875	17,146	(236,148)	584,261	1,905,790
NET ASSETS AT BEGINNING OF PERIOD	65,979	288,575	2,642,433	3,919,193	23,618,321
NET ASSETS AT END OF PERIOD	$66,854	$305,721	$2,406,285	$4,503,454	$25,524,111

UNITS OUTSTANDING
Units outstanding at beginning of period	6,473	14,036	235,926	134,392	1,167,019
Units issued	259	31	994	355	21,696
Units redeemed	(244)	(1,830)	(22,060)	(14,957)	(212,034)
Units outstanding at end of period	6,488	12,237	214,860	119,790	976,681
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2019

	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP
	Equity-Income	Equity-Income	Freedom 2010	Freedom 2020	Freedom 2030
	Initial Class	Service Class 2	Service Class 2	Service Class 2	Service Class 2
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$3,009	$1,178	$5,704	$5,315	$(887)
Net realized gains (losses)	39,627	30,585	242,358	198,411	59,529
Change in unrealized gains (losses)	82,349	71,336	99,201	271,987	95,714
Increase (decrease) in net assets from operations	124,985	103,099	347,263	475,713	154,356
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	180	—	—	—	—
Benefits	(1,072)	(1,452)	(582,803)	(2,559)	(90,357)
Payments on termination	(30,706)	(17,191)	(340,020)	(222,465)	(78,871)
Contract maintenance charge	(237)	(138)	(8,004)	(13,910)	(3,118)
Transfers among the sub-accounts and with the
Fixed Account - net	(25,823)	561	357,780	170,980	(3,663)
Increase (decrease) in net assets from contract
transactions	(57,658)	(18,220)	(573,047)	(67,954)	(176,009)
INCREASE (DECREASE) IN NET ASSETS	67,327	84,879	(225,784)	407,759	(21,653)
NET ASSETS AT BEGINNING OF PERIOD	511,787	417,117	2,854,927	2,736,654	750,043
NET ASSETS AT END OF PERIOD	$579,114	$501,996	$2,629,143	$3,144,413	$728,390

UNITS OUTSTANDING
Units outstanding at beginning of period	23,561	23,190	197,596	189,331	50,029
Units issued	8	103	27,963	11,128	18
Units redeemed	(2,311)	(984)	(62,914)	(15,009)	(10,466)
Units outstanding at end of period	21,258	22,309	162,645	185,450	39,581
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2019

		Fidelity VIP	Fidelity VIP	Fidelity VIP
	Fidelity VIP	Government	Government	Growth	Fidelity VIP
	Freedom Income	Money Market	Money Market	& Income	Growth
	Service Class 2	Initial Class	Service Class 2	Service Class 2	Initial Class
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(239)	$198,960	$3,924	$62,853	$(35,575)
Net realized gains (losses)	35,757	—	—	494,330	340,098
Change in unrealized gains (losses)	31,103	—	—	315,770	569,623
Increase (decrease) in net assets from operations	66,621	198,960	3,924	872,953	874,146
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	3,283	6,300	—	16,590
Benefits	(87,419)	(2,185,724)	(1,579,747)	(136,250)	19,782
Payments on termination	(35,356)	(2,342,797)	(4,929,811)	(347,018)	(330,711)
Contract maintenance charge	(4,096)	(18,813)	(88,400)	(12,242)	(2,308)
Transfers among the sub-accounts and with the
Fixed Account - net	(35,400)	311,321	2,980,815	(245,157)	(94,660)
Increase (decrease) in net assets from contract
transactions	(162,271)	(4,232,730)	(3,610,843)	(740,667)	(391,307)
INCREASE (DECREASE) IN NET ASSETS	(95,650)	(4,033,770)	(3,606,919)	132,286	482,839
NET ASSETS AT BEGINNING OF PERIOD	725,666	36,559,063	46,263,429	3,482,835	2,822,889
NET ASSETS AT END OF PERIOD	$630,016	$32,525,293	$42,656,510	$3,615,121	$3,305,728

UNITS OUTSTANDING
Units outstanding at beginning of period	57,179	3,705,302	4,908,373	175,534	138,572
Units issued	4,334	388,650	609,595	2,532	1,534
Units redeemed	(16,167)	(816,103)	(989,885)	(34,653)	(18,217)
Units outstanding at end of period	45,346	3,277,849	4,528,083	143,413	121,889
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2019

	Fidelity VIP
	Growth	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP
	Opportunities	Growth	High Income	High Income	Index 500
	Service Class 2	Service Class 2	Initial Class	Service Class 2	Initial Class
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(29,272)	$(1,999)	$7,806	$53,679	$16,058
Net realized gains (losses)	292,606	9,491	(2,706)	(10,501)	331,121
Change in unrealized gains (losses)	278,300	26,901	24,947	151,299	483,575
Increase (decrease) in net assets from operations	541,634	34,393	30,047	194,477	830,754
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	688	—	14,763
Benefits	287,393	(963)	(1,656)	(38,661)	(61,354)
Payments on termination	(155,752)	(1,534)	(38,775)	(101,542)	(342,860)
Contract maintenance charge	(4,996)	(42)	(242)	(3,370)	(1,809)
Transfers among the sub-accounts and with the
Fixed Account - net	(94,895)	(11)	(14,803)	8,476	(99,751)
Increase (decrease) in net assets from contract
transactions	31,750	(2,550)	(54,788)	(135,097)	(491,011)
INCREASE (DECREASE) IN NET ASSETS	573,384	31,843	(24,741)	59,380	339,743
NET ASSETS AT BEGINNING OF PERIOD	1,219,489	109,322	235,890	1,570,499	2,971,161
NET ASSETS AT END OF PERIOD	$1,792,873	$141,165	$211,149	$1,629,879	$3,310,904

UNITS OUTSTANDING
Units outstanding at beginning of period	45,815	5,627	14,022	93,333	150,318
Units issued	22,609	—	157	2,595	876
Units redeemed	(19,265)	(119)	(3,163)	(10,015)	(21,641)
Units outstanding at end of period	49,159	5,508	11,016	85,913	129,553
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2019

		Fidelity VIP	Fidelity VIP
	Fidelity VIP	Investment	Investment	Fidelity VIP	Fidelity VIP
	Index 500	Grade Bond	Grade Bond	Mid Cap	Overseas
	Service Class 2	Initial Class	Service Class 2	Service Class 2	Initial Class
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$9,784	$9,447	$8	$(71,757)	$1,452
Net realized gains (losses)	733,323	2,127	(2)	764,996	21,028
Change in unrealized gains (losses)	2,114,386	42,237	39	674,842	89,754
Increase (decrease) in net assets from operations	2,857,493	53,811	45	1,368,081	112,234
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	650	1,650	—	(1,500)	3,200
Benefits	(298,748)	(2,123)	—	(154,014)	(9,149)
Payments on termination	(717,341)	(48,291)	—	(680,454)	(11,837)
Contract maintenance charge	(32,635)	(422)	(3)	(25,265)	(360)
Transfers among the sub-accounts and with the
Fixed Account - net	(463,554)	(411)	10	(82,965)	6,020
Increase (decrease) in net assets from contract
transactions	(1,511,628)	(49,597)	7	(944,198)	(12,126)
INCREASE (DECREASE) IN NET ASSETS	1,345,865	4,214	52	423,883	100,108
NET ASSETS AT BEGINNING OF PERIOD	10,606,099	659,095	580	6,782,633	438,603
NET ASSETS AT END OF PERIOD	$11,951,964	$663,309	$632	$7,206,516	$538,711

UNITS OUTSTANDING
Units outstanding at beginning of period	545,195	33,225	38	357,629	32,743
Units issued	14,228	230	—	14,965	821
Units redeemed	(82,518)	(2,578)	—	(57,628)	(1,677)
Units outstanding at end of period	476,905	30,877	38	314,966	31,887
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2019

			Franklin		Franklin
	Fidelity VIP	Franklin	Growth	Franklin	Large Cap
	Overseas	Flex Cap Growth	and Income	Income	Growth
	Service Class 2	VIP Class 2	VIP Class 2	VIP Class 2	VIP Class 2
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(26)	$(16,778)	$106,234	$2,373,856	$(259,348)
Net realized gains (losses)	447	30,179	1,310,066	1,334,887	2,808,284
Change in unrealized gains (losses)	1,130	239,556	2,086,047	4,662,094	1,935,122
Increase (decrease) in net assets from operations	1,551	252,957	3,502,347	8,370,837	4,484,058
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	2,766	3,697	30,088
Benefits	—	(23,874)	(836,161)	(5,686,183)	(418,619)
Payments on termination	(1,444)	(147,260)	(1,764,240)	(5,688,898)	(1,515,154)
Contract maintenance charge	(7)	(3,946)	(58,551)	(120,894)	(44,301)
Transfers among the sub-accounts and with the
Fixed Account - net	(1)	(34,213)	(423,407)	479,172	(1,168,228)
Increase (decrease) in net assets from contract
transactions	(1,452)	(209,293)	(3,079,593)	(11,013,106)	(3,116,214)
INCREASE (DECREASE) IN NET ASSETS	99	43,664	422,754	(2,642,269)	1,367,844
NET ASSETS AT BEGINNING OF PERIOD	6,589	925,863	16,048,289	62,568,215	14,716,845
NET ASSETS AT END OF PERIOD	$6,688	$969,527	$16,471,043	$59,925,946	$16,084,689

UNITS OUTSTANDING
Units outstanding at beginning of period	402	42,809	621,982	3,404,996	742,443
Units issued	—	922	6,625	162,918	24,965
Units redeemed	(92)	(8,903)	(111,984)	(707,572)	(153,936)
Units outstanding at end of period	310	34,828	516,623	2,860,342	613,472
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2019

	Franklin			Franklin	Franklin
	Mutual Global	Franklin	Franklin	Small-Mid	U.S. Government
	Discovery	Mutual Shares	Small Cap Value	Cap Growth	Securities
	VIP Class 2	VIP Class 2	VIP Class 2	VIP Class 2	VIP Class 2
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(5,152)	$52,350	$(85,515)	$(10,841)	$110,515
Net realized gains (losses)	542,785	3,662,126	2,270,276	90,749	(128,487)
Change in unrealized gains (losses)	833,996	2,737,695	1,169,245	94,844	314,401
Increase (decrease) in net assets from operations	1,371,629	6,452,171	3,354,006	174,752	296,429
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	700	136,540	9,935	—	(6,525)
Benefits	(406,729)	(1,327,592)	(565,280)	(6,373)	(18,514)
Payments on termination	(738,241)	(3,119,599)	(1,481,269)	(88,733)	(812,507)
Contract maintenance charge	(22,962)	(84,725)	(42,539)	(2,517)	(38,771)
Transfers among the sub-accounts and with the
Fixed Account - net	(165,353)	(1,036,030)	(141,839)	68,489	(706,651)
Increase (decrease) in net assets from contract
transactions	(1,332,585)	(5,431,406)	(2,220,992)	(29,134)	(1,582,968)
INCREASE (DECREASE) IN NET ASSETS	39,044	1,020,765	1,133,014	145,618	(1,286,539)
NET ASSETS AT BEGINNING OF PERIOD	6,692,971	33,513,199	14,664,370	613,144	8,298,369
NET ASSETS AT END OF PERIOD	$6,732,015	$34,533,964	$15,797,384	$758,762	$7,011,830

UNITS OUTSTANDING
Units outstanding at beginning of period	406,785	1,627,870	458,351	18,669	682,363
Units issued	6,679	42,236	19,146	3,133	49,433
Units redeemed	(76,188)	(274,473)	(81,228)	(4,160)	(174,652)
Units outstanding at end of period	337,276	1,395,633	396,269	17,642	557,144

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2019

	Goldman Sachs	Goldman Sachs	Goldman Sachs	Goldman Sachs	Goldman Sachs
	VIT Large	VIT Mid	VIT Small Cap	VIT Strategic	VIT U.S.
	Cap Value	Cap Value	Equity Insights	Growth	Equity Insights
	Institutional	Institutional	Institutional	Institutional	Institutional
	Shares	Shares	Shares	Shares	Shares
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(4,896)	$(12,861)	$(40,472)	$(136)	$(13,921)
Net realized gains (losses)	(3,171)	59,149	19,749	1,139	209,019
Change in unrealized gains (losses)	338,682	337,559	674,244	1,890	434,502
Increase (decrease) in net assets from operations	330,615	383,847	653,521	2,893	629,600
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	—	—	—
Benefits	(60,025)	(21,569)	(75,045)	—	(95,032)
Payments on termination	(142,931)	(81,673)	(351,793)	—	(259,296)
Contract maintenance charge	(4,360)	(3,426)	(8,029)	(19)	(6,923)
Transfers among the sub-accounts and with the
Fixed Account - net	(61,647)	(15,027)	(130,782)	1	(43,938)
Increase (decrease) in net assets from contract
transactions	(268,963)	(121,695)	(565,649)	(18)	(405,189)
INCREASE (DECREASE) IN NET ASSETS	61,652	262,152	87,872	2,875	224,411
NET ASSETS AT BEGINNING OF PERIOD	1,505,089	1,343,426	3,065,980	8,680	2,850,434
NET ASSETS AT END OF PERIOD	$1,566,741	$1,605,578	$3,153,852	$11,555	$3,074,845

UNITS OUTSTANDING
Units outstanding at beginning of period	93,879	67,632	161,237	479	134,978
Units issued	1,286	2,070	2,117	—	7,991
Units redeemed	(16,099)	(7,275)	(28,381)	—	(24,626)
Units outstanding at end of period	79,066	62,427	134,973	479	118,343
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2019

	Invesco	Invesco	Invesco	Invesco	Invesco
	Oppenheimer V.I.	Oppenheimer V.I.	Oppenheimer V.I.	Oppenheimer V.I.	Oppenheimer V.I.
	Capital	Capital	Conservative	Conservative	Discovery Mid
	Appreciation	Appreciation	Balanced	Balanced	Cap Growth
	Series I*	Series II*	Series I*	Series II*	Series I*
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(39,080)	$(233,569)	$7,410	$18,707	$(9,524)
Net realized gains (losses)	344,498	2,055,629	22,568	147,133	88,298
Change in unrealized gains (losses)	553,590	2,331,160	101,159	557,516	111,966
Increase (decrease) in net assets from operations	859,008	4,153,220	131,137	723,356	190,740
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	30,298	5,163	7,750	675	—
Benefits	(6,509)	(536,435)	(9,628)	(136,459)	(7,520)
Payments on termination	(225,255)	(1,628,542)	(39,690)	(633,105)	(14,689)
Contract maintenance charge	(1,779)	(43,721)	(378)	(21,578)	(141)
Transfers among the sub-accounts and with the
Fixed Account - net	(60,838)	(697,011)	(511)	(61,713)	1,363
Increase (decrease) in net assets from contract
transactions	(264,083)	(2,900,546)	(42,457)	(852,180)	(20,987)
INCREASE (DECREASE) IN NET ASSETS	594,925	1,252,674	88,680	(128,824)	169,753
NET ASSETS AT BEGINNING OF PERIOD	2,589,074	13,260,353	844,298	5,061,276	519,656
NET ASSETS AT END OF PERIOD	$3,183,999	$14,513,027	$932,978	$4,932,452	$689,409

UNITS OUTSTANDING
Units outstanding at beginning of period	141,017	585,657	56,848	328,542	43,452
Units issued	1,460	9,547	489	6,003	70
Units redeemed	(13,488)	(115,787)	(3,078)	(56,597)	(1,452)
Units outstanding at end of period	128,989	479,417	54,259	277,948	42,070
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2019

	Invesco			Invesco	Invesco
	Oppenheimer V.I.	Invesco	Invesco	Oppenheimer V.I.	Oppenheimer V.I.
	Discovery Mid	Oppenheimer V.I.	Oppenheimer V.I.	Global	Global
	Cap Growth	Global	Global	Strategic Income	Strategic Income
	Series II*	Series I*	Series II*	Series I*	Series II*
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(83,810)	$(9,765)	$(63,714)	$26,299	$494,467
Net realized gains (losses)	1,019,165	368,897	1,179,910	(7,348)	(206,461)
Change in unrealized gains (losses)	615,750	205,687	554,780	77,588	2,066,107
Increase (decrease) in net assets from operations	1,551,105	564,819	1,670,976	96,539	2,354,113
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	1,390	19,622	14,891	12,160	3,317
Benefits	(132,916)	(163,295)	(128,444)	(27,734)	(845,711)
Payments on termination	(647,810)	(133,397)	(554,684)	(201,139)	(2,635,795)
Contract maintenance charge	(18,311)	(1,365)	(23,737)	(415)	(83,497)
Transfers among the sub-accounts and with the
Fixed Account - net	(424,579)	(1,830)	(135,658)	(3,510)	319,062
Increase (decrease) in net assets from contract
transactions	(1,222,226)	(280,265)	(827,632)	(220,638)	(3,242,624)
INCREASE (DECREASE) IN NET ASSETS	328,879	284,554	843,344	(124,099)	(888,511)
NET ASSETS AT BEGINNING OF PERIOD	4,497,418	2,033,955	5,933,471	1,104,420	27,811,395
NET ASSETS AT END OF PERIOD	$4,826,297	$2,318,509	$6,776,815	$980,321	$26,922,884

UNITS OUTSTANDING
Units outstanding at beginning of period	170,500	65,730	186,314	76,981	1,572,580
Units issued	2,942	1,004	6,070	2,407	66,370
Units redeemed	(39,572)	(8,915)	(27,882)	(13,669)	(238,549)
Units outstanding at end of period	133,870	57,819	164,502	65,719	1,400,401
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2019

			Invesco	Invesco	Invesco
	Invesco	Invesco	Oppenheimer V.I.	Oppenheimer V.I.	Oppenheimer V.I.
	Oppenheimer V.I.	Oppenheimer V.I.	Main Street	Main Street	Total Return
	Main Street	Main Street	Small Cap	Small Cap	Bond
	Series I*	Series II*	Series I*	Series II*	Series I*
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(5,210)	$(199,809)	$(14,504)	$(169,458)	$9,422
Net realized gains (losses)	213,242	4,726,302	110,517	1,162,671	(7,654)
Change in unrealized gains (losses)	93,394	1,676,285	164,948	1,212,202	33,570
Increase (decrease) in net assets from operations	301,426	6,202,778	260,961	2,205,415	35,338
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	29,671	2,498	3,390	1,590
Benefits	(8,871)	(589,117)	(36,873)	(392,052)	(2,221)
Payments on termination	(58,330)	(2,129,901)	(59,825)	(1,075,421)	(32,679)
Contract maintenance charge	(641)	(73,075)	(1,080)	(35,736)	(381)
Transfers among the sub-accounts and with the
Fixed Account - net	(66,358)	(1,445,706)	11,556	(116,717)	(1,329)
Increase (decrease) in net assets from contract
transactions	(134,200)	(4,208,128)	(83,724)	(1,616,536)	(35,020)
INCREASE (DECREASE) IN NET ASSETS	167,226	1,994,650	177,237	588,879	318
NET ASSETS AT BEGINNING OF PERIOD	1,045,464	22,301,312	1,090,813	9,697,945	440,294
NET ASSETS AT END OF PERIOD	$1,212,690	$24,295,962	$1,268,050	$10,286,824	$440,612

UNITS OUTSTANDING
Units outstanding at beginning of period	56,152	866,672	27,997	269,207	34,578
Units issued	1	14,081	437	8,031	551
Units redeemed	(6,062)	(151,352)	(2,357)	(46,687)	(3,114)
Units outstanding at end of period	50,091	729,401	26,077	230,551	32,015
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2019

	Invesco
	Oppenheimer V.I.	Invesco V.I.	Invesco V.I.
	Total Return	American	American	Invesco V.I.	Invesco V.I.
	Bond	Franchise	Franchise	American Value	American Value
	Series II*	Series I	Series II	Series I	Series II
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$159,546	$(1,068,585)	$(294,624)	$(260,516)	$(180,954)
Net realized gains (losses)	(171,654)	14,151,355	3,669,502	1,912,387	1,053,366
Change in unrealized gains (losses)	726,585	8,148,502	1,469,346	3,593,620	2,021,520
Increase (decrease) in net assets from operations	714,477	21,231,272	4,844,224	5,245,491	2,893,932
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	40,444	23,143	5,063	3,397	10,871
Benefits	(376,266)	(2,337,565)	(280,067)	(810,994)	(605,023)
Payments on termination	(1,109,672)	(5,065,369)	(1,667,933)	(1,803,441)	(1,319,311)
Contract maintenance charge	(34,006)	(36,557)	(34,211)	(21,760)	(42,859)
Transfers among the sub-accounts and with the
Fixed Account - net	517,270	(1,867,303)	(553,989)	(556,664)	(276,614)
Increase (decrease) in net assets from contract
transactions	(962,230)	(9,283,651)	(2,531,137)	(3,189,462)	(2,232,936)
INCREASE (DECREASE) IN NET ASSETS	(247,753)	11,947,621	2,313,087	2,056,029	660,996
NET ASSETS AT BEGINNING OF PERIOD	9,765,272	64,337,700	15,162,710	23,924,251	13,501,577
NET ASSETS AT END OF PERIOD	$9,517,519	$76,285,321	$17,475,797	$25,980,280	$14,162,573

UNITS OUTSTANDING
Units outstanding at beginning of period	1,070,226	3,458,735	773,022	1,083,664	491,973
Units issued	118,548	94,063	10,800	21,567	9,662
Units redeemed	(218,937)	(501,460)	(116,528)	(147,584)	(80,925)
Units outstanding at end of period	969,837	3,051,338	667,294	957,647	420,710
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2019

	Invesco V.I.	Invesco V.I.	Invesco V.I.	Invesco V.I.	Invesco V.I.
	Comstock	Comstock	Core Equity	Core Equity	Core Plus Bond
	Series I	Series II	Series I	Series II	Series I
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$91,905	$(41,432)	$(267,299)	$(15,498)	$78,675
Net realized gains (losses)	2,903,561	9,238,372	7,701,975	142,285	(78,585)
Change in unrealized gains (losses)	921,734	2,578,156	5,208,883	88,891	478,980
Increase (decrease) in net assets from operations	3,917,200	11,775,096	12,643,559	215,678	479,070
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	912	7,911	12,534	—	150
Benefits	(912,838)	(1,122,599)	(1,794,689)	23,886	(116,514)
Payments on termination	(1,046,528)	(4,665,275)	(4,007,417)	(207,966)	(421,778)
Contract maintenance charge	(7,267)	(101,738)	(27,235)	(1,977)	(1,691)
Transfers among the sub-accounts and with the
Fixed Account - net	(236,516)	(1,783,359)	(1,758,440)	18,011	252,433
Increase (decrease) in net assets from contract
transactions	(2,202,237)	(7,665,060)	(7,575,247)	(168,046)	(287,400)
INCREASE (DECREASE) IN NET ASSETS	1,714,963	4,110,036	5,068,312	47,632	191,670
NET ASSETS AT BEGINNING OF PERIOD	17,564,570	54,544,914	49,405,443	902,623	5,073,687
NET ASSETS AT END OF PERIOD	$19,279,533	$58,654,950	$54,473,755	$950,255	$5,265,357

UNITS OUTSTANDING
Units outstanding at beginning of period	781,942	2,478,715	2,426,552	57,283	333,146
Units issued	34,294	35,010	46,712	3,165	44,193
Units redeemed	(121,444)	(340,551)	(369,148)	(13,614)	(61,016)
Units outstanding at end of period	694,792	2,173,174	2,104,116	46,834	316,323
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2019

		Invesco V.I.	Invesco V.I.	Invesco V.I.	Invesco V.I.
	Invesco V.I.	Diversified	Diversified	Equity	Equity
	Core Plus Bond	Dividend	Dividend	and Income	and Income
	Series II	Series I	Series II	Series I	Series II
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$295	$1,546,367	$217,562	$190,138	$116,611
Net realized gains (losses)	(1,056)	13,164,002	2,519,739	1,514,391	1,825,293
Change in unrealized gains (losses)	11,430	7,369,584	2,220,820	1,303,510	1,492,213
Increase (decrease) in net assets from operations	10,669	22,079,953	4,958,121	3,008,039	3,434,117
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	17,600	60	168	7,677
Benefits	—	(6,609,865)	(490,676)	(1,535,747)	(686,383)
Payments on termination	(203)	(6,183,597)	(1,319,455)	(1,278,134)	(1,373,928)
Contract maintenance charge	—	(41,055)	(28,355)	(6,903)	(36,351)
Transfers among the sub-accounts and with the
Fixed Account - net	231,174	(1,820,463)	(721,334)	(281,563)	(168,786)
Increase (decrease) in net assets from contract
transactions	230,971	(14,637,380)	(2,559,760)	(3,102,179)	(2,257,771)
INCREASE (DECREASE) IN NET ASSETS	241,640	7,442,573	2,398,361	(94,140)	1,176,346
NET ASSETS AT BEGINNING OF PERIOD	106,267	100,091,744	22,899,333	17,408,896	19,859,409
NET ASSETS AT END OF PERIOD	$347,907	$107,534,317	$25,297,694	$17,314,756	$21,035,755

UNITS OUTSTANDING
Units outstanding at beginning of period	7,948	2,012,003	1,230,104	895,727	972,496
Units issued	16,300	42,579	10,418	22,772	9,830
Units redeemed	(962)	(310,201)	(132,838)	(170,949)	(108,733)
Units outstanding at end of period	23,286	1,744,381	1,107,684	747,550	873,593
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2019

	Invesco V.I.	Invesco V.I.	Invesco V.I.	Invesco V.I.	Invesco V.I.
	Global	Global	Government	Government	Government
	Core Equity	Core Equity	Money Market	Money Market	Securities
	Series I	Series II	Series I	Series II	Series I
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(4,533)	$(61,710)	$17,961	$777	$56,101
Net realized gains (losses)	1,930,563	964,200	—	—	(20,706)
Change in unrealized gains (losses)	2,266,264	1,143,198	—	—	202,044
Increase (decrease) in net assets from operations	4,192,294	2,045,688	17,961	777	237,439
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	863	—	—	—	300
Benefits	(962,178)	(396,209)	(213,263)	(1,689)	(187,528)
Payments on termination	(1,423,396)	(635,457)	(454,129)	(74)	(310,631)
Contract maintenance charge	(8,615)	(13,503)	(2,471)	—	(2,477)
Transfers among the sub-accounts and with the
Fixed Account - net	(362,675)	(85,145)	1,124,462	(357,969)	161,312
Increase (decrease) in net assets from contract
transactions	(2,756,001)	(1,130,314)	454,599	(359,732)	(339,024)
INCREASE (DECREASE) IN NET ASSETS	1,436,293	915,374	472,560	(358,955)	(101,585)
NET ASSETS AT BEGINNING OF PERIOD	18,922,878	9,396,423	3,460,997	465,528	5,283,852
NET ASSETS AT END OF PERIOD	$20,359,171	$10,311,797	$3,933,557	$106,573	$5,182,267

UNITS OUTSTANDING
Units outstanding at beginning of period	836,302	679,141	316,271	51,312	323,586
Units issued	11,535	13,404	156,687	10,019	14,298
Units redeemed	(121,018)	(85,587)	(113,192)	(49,155)	(35,145)
Units outstanding at end of period	726,819	606,958	359,766	12,176	302,739
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2019

	Invesco V.I.	Invesco V.I.			Invesco V.I.
	Government	Growth	Invesco V.I.	Invesco V.I.	International
	Securities	and Income	High Yield	High Yield	Growth
	Series II	Series II	Series I	Series II	Series I
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$459	$(44,794)	$401,360	$224,939	$18,126
Net realized gains (losses)	(458)	3,196,452	(71,812)	(42,988)	1,562,164
Change in unrealized gains (losses)	5,456	2,936,103	746,214	449,081	1,497,498
Increase (decrease) in net assets from operations	5,457	6,087,761	1,075,762	631,032	3,077,788
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	1,740	—	306	604
Benefits	(4,729)	(1,451,858)	(583,196)	(228,617)	(246,157)
Payments on termination	(1,024)	(2,697,667)	(825,921)	(478,656)	(897,946)
Contract maintenance charge	—	(90,278)	(4,490)	(8,462)	(5,552)
Transfers among the sub-accounts and with the
Fixed Account - net	66,760	(1,098,477)	(148,370)	43,630	(469,378)
Increase (decrease) in net assets from contract
transactions	61,007	(5,336,540)	(1,561,977)	(671,799)	(1,618,429)
INCREASE (DECREASE) IN NET ASSETS	66,464	751,221	(486,215)	(40,767)	1,459,359
NET ASSETS AT BEGINNING OF PERIOD	153,196	28,545,940	9,484,292	5,818,119	12,103,760
NET ASSETS AT END OF PERIOD	$219,660	$29,297,161	$8,998,077	$5,777,352	$13,563,119

UNITS OUTSTANDING
Units outstanding at beginning of period	12,404	1,084,274	522,880	482,151	616,070
Units issued	4,904	16,072	25,783	12,705	13,739
Units redeemed	(479)	(192,608)	(108,671)	(63,311)	(85,740)
Units outstanding at end of period	16,829	907,738	439,992	431,545	544,069
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2019

	Invesco V.I.	Invesco V.I.	Invesco V.I.	Invesco V.I.	Invesco V.I.
	International	Managed	Managed	Mid Cap	Mid Cap
	Growth	Volatility	Volatility	Core Equity	Core Equity
	Series II	Series I	Series II	Series I	Series II
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(6,666)	$(3,752)	$(354)	$(75,185)	$(12,451)
Net realized gains (losses)	147,385	64,570	456	790,699	84,447
Change in unrealized gains (losses)	197,445	690,797	11,238	889,402	95,772
Increase (decrease) in net assets from operations	338,164	751,615	11,340	1,604,916	167,768
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	—	180	—
Benefits	(6,029)	(242,525)	—	(375,982)	(9,880)
Payments on termination	(214,417)	(271,501)	(11,955)	(539,328)	(111,840)
Contract maintenance charge	(6,052)	(1,758)	—	(2,120)	(718)
Transfers among the sub-accounts and with the
Fixed Account - net	(43,727)	(31,330)	43	(207,285)	(23,195)
Increase (decrease) in net assets from contract
transactions	(270,225)	(547,114)	(11,912)	(1,124,535)	(145,633)
INCREASE (DECREASE) IN NET ASSETS	67,939	204,501	(572)	480,381	22,135
NET ASSETS AT BEGINNING OF PERIOD	1,390,470	4,648,022	72,274	7,278,600	793,488
NET ASSETS AT END OF PERIOD	$1,458,409	$4,852,523	$71,702	$7,758,981	$815,623

UNITS OUTSTANDING
Units outstanding at beginning of period	130,247	185,773	3,047	326,428	43,185
Units issued	2,616	11,345	1	4,075	54
Units redeemed	(25,832)	(31,270)	(451)	(50,774)	(6,991)
Units outstanding at end of period	107,031	165,848	2,597	279,729	36,248

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2019

	Invesco V.I.	Invesco V.I.
	Mid Cap	Mid Cap	Invesco V.I.	Invesco V.I.	Invesco V.I.
	Growth	Growth	S&P 500 Index	S&P 500 Index	Technology
	Series I*	Series II*	Series I	Series II	Series I
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(83,839)	$(117,842)	$(25,097)	$(242,178)	$(40,714)
Net realized gains (losses)	1,103,509	1,166,121	4,931,862	6,104,864	597,055
Change in unrealized gains (losses)	647,885	779,554	3,452,698	5,000,457	335,833
Increase (decrease) in net assets from operations	1,667,555	1,827,833	8,359,463	10,863,143	892,174
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	180	650	450	1,870	1,200
Benefits	(126,216)	(216,570)	(1,370,356)	(1,254,095)	(37,794)
Payments on termination	(351,277)	(545,562)	(2,170,613)	(3,073,058)	(175,580)
Contract maintenance charge	(1,939)	(16,250)	(9,485)	(65,126)	(1,309)
Transfers among the sub-accounts and with the
Fixed Account - net	(578,740)	(11,752)	(2,278,111)	43,307	473,908
Increase (decrease) in net assets from contract
transactions	(1,057,992)	(789,484)	(5,828,115)	(4,347,102)	260,425
INCREASE (DECREASE) IN NET ASSETS	609,563	1,038,349	2,531,348	6,516,041	1,152,599
NET ASSETS AT BEGINNING OF PERIOD	5,411,863	5,995,602	30,362,000	39,992,120	2,500,252
NET ASSETS AT END OF PERIOD	$6,021,426	$7,033,951	$32,893,348	$46,508,161	$3,652,851

UNITS OUTSTANDING
Units outstanding at beginning of period	208,052	257,479	1,374,938	2,042,321	101,941
Units issued	8,288	15,347	90,460	69,092	34,814
Units redeemed	(40,717)	(42,841)	(304,585)	(247,919)	(26,189)
Units outstanding at end of period	175,623	229,985	1,160,813	1,863,494	110,566
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2019

		Invesco V.I.	Invesco V.I.	Janus Henderson	Lazard Retirement
	Invesco V.I.	Value	Value	VIT Forty	Series Emerging
	Technology	Opportunities	Opportunities	Institutional	Market Equity
	Series II	Series I	Series II	Shares	Service Shares
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(115)	$(61,400)	$(44,915)	$(26)	$—
Net realized gains (losses)	1,174	939,646	446,042	737	—
Change in unrealized gains (losses)	968	427,277	250,908	(159)	19
Increase (decrease) in net assets from operations	2,027	1,305,523	652,035	552	19
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	168	—	—	—
Benefits	—	(78,595)	(63,656)	—	—
Payments on termination	(1,345)	(273,990)	(301,861)	(1,890)	—
Contract maintenance charge	—	(2,056)	(7,432)	(6)	(1)
Transfers among the sub-accounts and with the
Fixed Account - net	35	(300,979)	(162,655)	(106)	3
Increase (decrease) in net assets from contract
transactions	(1,310)	(655,452)	(535,604)	(2,002)	2
INCREASE (DECREASE) IN NET ASSETS	717	650,071	116,431	(1,450)	21
NET ASSETS AT BEGINNING OF PERIOD	6,454	4,726,704	2,487,134	1,633	116
NET ASSETS AT END OF PERIOD	$7,171	$5,376,775	$2,603,565	$183	$137

UNITS OUTSTANDING
Units outstanding at beginning of period	278	304,512	158,414	48	3
Units issued	4	8,218	4,440	—	—
Units redeemed	(49)	(43,640)	(34,380)	(44)	—
Units outstanding at end of period	233	269,090	128,474	4	3
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2019

	Legg Mason
	Partners
	Clearbridge
	Variable Large		Lord Abbet	Lord Abbet	Lord Abbet
	Cap Value	Lord Abbet	Fundamental	Growth	Growth
	Class I	Bond Debenture*	Equity	and Income	Opportunities
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$3	$235,367	$(12,496)	$(1,775)	$(73,142)
Net realized gains (losses)	37	34,239	36,316	589,895	404,885
Change in unrealized gains (losses)	88	862,134	431,353	665,850	1,044,240
Increase (decrease) in net assets from operations	128	1,131,740	455,173	1,253,970	1,375,983
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	11,824	1,344	—	7,979
Benefits	—	(387,838)	(253,975)	(286,954)	(128,014)
Payments on termination	—	(1,058,201)	(253,429)	(655,033)	(773,571)
Contract maintenance charge	(4)	(31,354)	(4,992)	(20,628)	(12,710)
Transfers among the sub-accounts and with the
Fixed Account - net	(8)	1,042,692	(21,975)	(73,523)	(686,167)
Increase (decrease) in net assets from contract
transactions	(12)	(422,877)	(533,027)	(1,036,138)	(1,592,483)
INCREASE (DECREASE) IN NET ASSETS	116	708,863	(77,854)	217,832	(216,500)
NET ASSETS AT BEGINNING OF PERIOD	474	10,026,397	2,542,178	6,557,344	4,417,974
NET ASSETS AT END OF PERIOD	$590	$10,735,260	$2,464,324	$6,775,176	$4,201,474

UNITS OUTSTANDING
Units outstanding at beginning of period	22	541,665	118,453	372,556	176,687
Units issued	—	68,677	1,164	5,127	1,849
Units redeemed	—	(89,793)	(23,575)	(57,690)	(53,071)
Units outstanding at end of period	22	520,549	96,042	319,993	125,465
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2019

	Lord Abbet	MFS VIT	MFS VIT	MFS VIT	MFS VIT
	Mid Cap	Growth	Growth	High Yield	Investors Trust
	Stock	Initial Class	Service Class	Initial Class	Initial Class
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(64,489)	$(11,972)	$(909)	$8,258	$(5,883)
Net realized gains (losses)	262,418	106,739	7,180	(1,868)	69,521
Change in unrealized gains (losses)	1,311,570	161,670	10,221	17,579	139,825
Increase (decrease) in net assets from operations	1,509,499	256,437	16,492	23,969	203,463
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	2,740	—	—	—	325
Benefits	(231,951)	(17,947)	—	—	(1,228)
Payments on termination	(732,434)	(35,007)	(1,887)	(24,082)	(61,179)
Contract maintenance charge	(20,271)	(450)	(25)	(96)	(466)
Transfers among the sub-accounts and with the
Fixed Account - net	(42,596)	(6,396)	(914)	(99)	29,485
Increase (decrease) in net assets from contract
transactions	(1,024,512)	(59,800)	(2,826)	(24,277)	(33,063)
INCREASE (DECREASE) IN NET ASSETS	484,987	196,637	13,666	(308)	170,400
NET ASSETS AT BEGINNING OF PERIOD	7,663,350	728,239	46,887	187,982	707,004
NET ASSETS AT END OF PERIOD	$8,148,337	$924,876	$60,553	$187,674	$877,404

UNITS OUTSTANDING
Units outstanding at beginning of period	455,640	30,241	2,205	9,254	36,443
Units issued	16,657	99	5	34	1,464
Units redeemed	(70,208)	(2,041)	(109)	(1,138)	(2,854)
Units outstanding at end of period	402,089	28,299	2,101	8,150	35,053
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2019

	MFS VIT	MFS VIT	MFS VIT	MFS VIT	MFS VIT
	Investors Trust	New Discovery	New Discovery	Research	Research
	Service Class	Initial Class	Service Class	Initial Class	Service Class
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(1,365)	$(14,884)	$(1,120)	$(3,228)	$(385)
Net realized gains (losses)	12,457	237,602	16,168	67,204	6,260
Change in unrealized gains (losses)	21,634	143,577	8,881	57,263	4,638
Increase (decrease) in net assets from operations	32,726	366,295	23,929	121,239	10,513
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	2,455	—	—	—
Benefits	—	(1,890)	—	(14,042)	—
Payments on termination	(11,721)	(100,514)	(4,773)	(81,847)	(5,847)
Contract maintenance charge	(40)	(790)	(43)	(141)	(14)
Transfers among the sub-accounts and with the
Fixed Account - net	(123)	(62,630)	(693)	(3,373)	(19)
Increase (decrease) in net assets from contract
transactions	(11,884)	(163,369)	(5,509)	(99,403)	(5,880)
INCREASE (DECREASE) IN NET ASSETS	20,842	202,926	18,420	21,836	4,633
NET ASSETS AT BEGINNING OF PERIOD	116,202	965,048	62,076	434,413	36,063
NET ASSETS AT END OF PERIOD	$137,044	$1,167,974	$80,496	$456,249	$40,696

UNITS OUTSTANDING
Units outstanding at beginning of period	6,036	29,194	2,720	23,075	1,850
Units issued	—	75	58	34	—
Units redeemed	(517)	(3,832)	(249)	(4,219)	(249)
Units outstanding at end of period	5,519	25,437	2,529	18,890	1,601
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2019

	MFS VIT			Morgan Stanley
	Total Return	MFS VIT	MFS VIT	VIF Core Plus	Morgan Stanley
	Bond	Utilities	Utilities	Fixed Income	VIF Discovery
	Initial Class	Initial Class	Service Class	Class I	Class I
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$18,919	$4,595	$8,750	$4,173	$(241,539)
Net realized gains (losses)	12,117	20,079	25,024	290	2,459,807
Change in unrealized gains (losses)	43,549	18,541	51,491	9,882	2,041,668
Increase (decrease) in net assets from operations	74,585	43,215	85,265	14,345	4,259,936
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	426	—	—	—	6,620
Benefits	—	—	(200)	—	(201,884)
Payments on termination	(47,815)	(1,294)	(103,384)	(3,875)	(933,154)
Contract maintenance charge	(352)	(36)	(8)	(114)	(2,941)
Transfers among the sub-accounts and with the
Fixed Account - net	(149,269)	(81,633)	(533)	74	(392,062)
Increase (decrease) in net assets from contract
transactions	(197,010)	(82,963)	(104,125)	(3,915)	(1,523,421)
INCREASE (DECREASE) IN NET ASSETS	(122,425)	(39,748)	(18,860)	10,430	2,736,515
NET ASSETS AT BEGINNING OF PERIOD	863,616	234,031	444,825	158,487	11,423,015
NET ASSETS AT END OF PERIOD	$741,191	$194,283	$425,965	$168,917	$14,159,530

UNITS OUTSTANDING
Units outstanding at beginning of period	42,517	7,077	14,370	10,097	362,900
Units issued	91	—	—	5	23,009
Units redeemed	(9,067)	(2,329)	(2,893)	(240)	(59,301)
Units outstanding at end of period	33,541	4,748	11,477	9,862	326,608
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2019

		Morgan Stanley	Morgan Stanley	Morgan Stanley	Morgan Stanley
	Morgan Stanley	VIF Emerging	VIF Emerging	VIF Emerging	VIF Global
	VIF Discovery	Markets Debt	Markets Equity	Markets Equity	Franchise
	Class II	Class II	Class I	Class II	Class II
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(202,668)	$184,976	$(66,791)	$(19,768)	$(173,493)
Net realized gains (losses)	2,306,297	(63,917)	991,126	230,115	2,509,296
Change in unrealized gains (losses)	1,659,615	480,652	954,623	274,420	3,123,990
Increase (decrease) in net assets from operations	3,763,244	601,711	1,878,958	484,767	5,459,793
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	14,862	298	180	—	480
Benefits	(243,550)	(64,397)	(650,980)	(31,460)	(742,965)
Payments on termination	(1,562,883)	(583,573)	(639,021)	(252,514)	(2,534,605)
Contract maintenance charge	(44,719)	(13,728)	(3,616)	(11,622)	(64,352)
Transfers among the sub-accounts and with the
Fixed Account - net	(846,931)	(28,897)	(253,768)	(49,926)	(331,059)
Increase (decrease) in net assets from contract
transactions	(2,683,221)	(690,297)	(1,547,205)	(345,522)	(3,672,501)
INCREASE (DECREASE) IN NET ASSETS	1,080,023	(88,586)	331,753	139,245	1,787,292
NET ASSETS AT BEGINNING OF PERIOD	10,159,258	5,112,309	11,441,247	2,923,441	21,327,513
NET ASSETS AT END OF PERIOD	$11,239,281	$5,023,723	$11,773,000	$3,062,686	$23,114,805

UNITS OUTSTANDING
Units outstanding at beginning of period	354,429	210,739	594,793	93,077	638,646
Units issued	19,699	5,528	13,029	2,278	10,596
Units redeemed	(89,327)	(31,823)	(87,678)	(12,477)	(104,218)
Units outstanding at end of period	284,801	184,444	520,144	82,878	545,024
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2019

	Morgan Stanley	Morgan Stanley	Morgan Stanley	Morgan Stanley
	VIF Global	VIF Global	VIF Global	VIF Global	Morgan Stanley
	Infrastructure	Infrastructure	Strategist	Strategist	VIF Growth
	Class I	Class II	Class I	Class II	Class I
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$406,496	$68,907	$205,800	$(1,298)	$(2,552,687)
Net realized gains (losses)	875,467	302,645	2,114,281	743,593	14,503,312
Change in unrealized gains (losses)	5,676,304	1,682,260	4,521,937	1,480,721	6,806,687
Increase (decrease) in net assets from operations	6,958,267	2,053,812	6,842,018	2,223,016	18,757,312
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	21,957	—	688	1,560	28,511
Benefits	(2,342,441)	(368,475)	(3,203,419)	(1,208,163)	(9,641,538)
Payments on termination	(2,522,170)	(461,570)	(2,642,034)	(808,895)	(10,999,801)
Contract maintenance charge	(10,641)	(5,384)	(15,625)	(21,495)	(62,864)
Transfers among the sub-accounts and with the
Fixed Account - net	(398,126)	(179,328)	(887,882)	(547,053)	227,861,037
Increase (decrease) in net assets from contract
transactions	(5,251,421)	(1,014,757)	(6,748,272)	(2,584,046)	207,185,345
INCREASE (DECREASE) IN NET ASSETS	1,706,846	1,039,055	93,746	(361,030)	225,942,657
NET ASSETS AT BEGINNING OF PERIOD	27,866,807	8,388,342	45,412,176	15,155,089	24,575,862
NET ASSETS AT END OF PERIOD	$29,573,653	$9,427,397	$45,505,922	$14,794,059	$250,518,519

UNITS OUTSTANDING
Units outstanding at beginning of period	654,795	502,821	3,039,664	1,078,577	841,877
Units issued	9,978	1,952	81,349	7,704	8,000,016
Units redeemed	(120,338)	(55,850)	(538,842)	(174,043)	(841,406)
Units outstanding at end of period	544,435	448,923	2,582,171	912,238	8,000,487
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2019

		Morgan Stanley	Morgan Stanley
	Morgan Stanley	VIF U.S.	VIF U.S.	Morgan Stanley	Morgan Stanley
	VIF Growth	Real Estate	Real Estate	VIS Income Plus	VIS Income Plus
	Class II	Class I	Class II	Class X Shares	Class Y Shares
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(776,849)	$22,708	$(8,604)	$761,961	$613,102
Net realized gains (losses)	3,794,858	915,533	1,885,307	286,583	215,478
Change in unrealized gains (losses)	1,187,853	931,634	1,371,201	3,697,811	4,228,276
Increase (decrease) in net assets from operations	4,205,862	1,869,875	3,247,904	4,746,355	5,056,856
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	3,690	1,761	2,748	25	2,214
Benefits	(833,437)	(496,384)	(411,766)	(3,187,476)	(1,530,536)
Payments on termination	(4,458,229)	(596,058)	(2,367,763)	(2,818,335)	(2,368,441)
Contract maintenance charge	(71,568)	(3,015)	(63,583)	(12,667)	(55,268)
Transfers among the sub-accounts and with the
Fixed Account - net	57,172,347	(56,174)	(202,365)	528,854	1,041,671
Increase (decrease) in net assets from contract
transactions	51,812,803	(1,149,870)	(3,042,729)	(5,489,599)	(2,910,360)
INCREASE (DECREASE) IN NET ASSETS	56,018,665	720,005	205,175	(743,244)	2,146,496
NET ASSETS AT BEGINNING OF PERIOD	5,196,704	11,245,226	19,934,871	34,949,358	37,936,708
NET ASSETS AT END OF PERIOD	$61,215,369	$11,965,231	$20,140,046	$34,206,114	$40,083,204

UNITS OUTSTANDING
Units outstanding at beginning of period	126,114	290,007	593,890	1,006,814	2,189,783
Units issued	4,561,496	7,510	22,127	56,907	140,563
Units redeemed	(490,771)	(33,780)	(102,779)	(214,876)	(299,761)
Units outstanding at end of period	4,196,839	263,737	513,238	848,845	2,030,585
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2019

					PIMCO VIT
			PIMCO VIT		International
	Neuberger Berman	Neuberger Berman	Commodity	PIMCO VIT	Bond (U.S.
	AMT Mid	AMT Sustainable	RealReturn®	Emerging	Dollar-Hedged)
	Cap Growth	Equity	Strategy	Markets Bond	Institutional
	Class I	Class I*	Advisor Class	Advisor Class	Class
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(15)	$(173)	$11,973	$13,459	$1
Net realized gains (losses)	97	1,456	(71,388)	(2,791)	6
Change in unrealized gains (losses)	20	888	99,710	49,766	27
Increase (decrease) in net assets from operations	102	2,171	40,295	60,434	34
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	—	—	—
Benefits	—	—	(12,346)	(6,661)	—
Payments on termination	—	(152)	(32,857)	(30,726)	—
Contract maintenance charge	—	(12)	(1,581)	(1,810)	(3)
Transfers among the sub-accounts and with the
Fixed Account - net	1,362	26,516	9,121	(7,523)	17
Increase (decrease) in net assets from contract
transactions	1,362	26,352	(37,663)	(46,720)	14
INCREASE (DECREASE) IN NET ASSETS	1,464	28,523	2,632	13,714	48
NET ASSETS AT BEGINNING OF PERIOD	—	—	433,892	486,618	643
NET ASSETS AT END OF PERIOD	$1,464	$28,523	$436,524	$500,332	$691

UNITS OUTSTANDING
Units outstanding at beginning of period	—	—	91,103	30,894	35
Units issued	37	2,652	2,319	1,191	1
Units redeemed	—	(18)	(9,795)	(3,931)	—
Units outstanding at end of period	37	2,634	83,627	28,154	36

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2019

					Putnam VT
			PIMCO VIT	Putnam VT	Emerging
	PIMCO VIT	PIMCO VIT	Total Return	Diversified	Markets
	Real Return	Total Return	Institutional	Income	Equity Fund
	Advisor Class	Advisor Class	Class	Class IB	Class IB*
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(3,177)	$91,521	$27	$283,088	$(110,853)
Net realized gains (losses)	(8,880)	12,910	36	(447,034)	1,038,380
Change in unrealized gains (losses)	213,433	358,567	56	1,505,152	719,453
Increase (decrease) in net assets from operations	201,376	462,998	119	1,341,206	1,646,980
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	—	1,936	17,835
Benefits	(84,676)	(119,221)	—	(368,290)	(220,470)
Payments on termination	(263,782)	(686,003)	(1,626)	(1,214,510)	(435,693)
Contract maintenance charge	(9,716)	(29,197)	(5)	(23,398)	(28,432)
Transfers among the sub-accounts and with the
Fixed Account - net	100,101	431,910	164	42,127	(42,002)
Increase (decrease) in net assets from contract
transactions	(258,073)	(402,511)	(1,467)	(1,562,135)	(708,762)
INCREASE (DECREASE) IN NET ASSETS	(56,697)	60,487	(1,348)	(220,929)	938,218
NET ASSETS AT BEGINNING OF PERIOD	3,122,957	7,146,671	1,765	14,509,152	7,361,497
NET ASSETS AT END OF PERIOD	$3,066,260	$7,207,158	$417	$14,288,223	$8,299,715

UNITS OUTSTANDING
Units outstanding at beginning of period	246,073	488,372	102	756,807	603,371
Units issued	14,546	56,296	9	30,627	30,929
Units redeemed	(33,639)	(81,704)	(88)	(108,086)	(78,399)
Units outstanding at end of period	226,980	462,964	23	679,348	555,901
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2019

		Putnam VT	Putnam VT		Putnam VT
	Putnam VT	George Putnam	Global	Putnam VT	Global
	Equity Income	Balanced	Asset Allocation	Global Equity	Health Care
	Class IB	Class IB	Class IB	Class IB	Class IB
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$890,897	$(8,803)	$1,071	$(218,630)	$(271,069)
Net realized gains (losses)	17,439,660	3,308,623	564,737	1,392,522	1,084,386
Change in unrealized gains (losses)	18,448,772	4,588,314	1,583,546	2,110,866	4,005,362
Increase (decrease) in net assets from operations	36,779,329	7,888,134	2,149,354	3,284,758	4,818,679
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	68,016	5,247	11,836	4,908	24,346
Benefits	(5,038,149)	(1,477,786)	(790,927)	(506,427)	(1,021,749)
Payments on termination	(12,004,131)	(3,295,791)	(778,025)	(1,121,265)	(1,186,208)
Contract maintenance charge	(328,269)	(96,327)	(39,780)	(36,728)	(53,800)
Transfers among the sub-accounts and with the
Fixed Account - net	(4,419,652)	(520,588)	(648,553)	6,701,640	(663,492)
Increase (decrease) in net assets from contract
transactions	(21,722,185)	(5,385,245)	(2,245,449)	5,042,128	(2,900,903)
INCREASE (DECREASE) IN NET ASSETS	15,057,144	2,502,889	(96,095)	8,326,886	1,917,776
NET ASSETS AT BEGINNING OF PERIOD	137,308,212	37,341,164	14,792,177	10,889,665	18,552,014
NET ASSETS AT END OF PERIOD	$152,365,356	$39,844,053	$14,696,082	$19,216,551	$20,469,790

UNITS OUTSTANDING
Units outstanding at beginning of period	5,173,222	2,247,945	755,290	906,640	704,425
Units issued	77,154	92,569	12,140	565,007	8,302
Units redeemed	(757,322)	(375,744)	(114,777)	(173,979)	(107,755)
Units outstanding at end of period	4,493,054	1,964,770	652,653	1,297,668	604,972
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2019

	Putnam VT	Putnam VT			Putnam VT
	Government	Growth	Putnam VT	Putnam VT	International
	Money Market	Opportunities	High Yield	Income	Equity
	Class IB	Class IB	Class IB	Class IB	Class IB
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(10,580)	$(1,316,683)	$841,639	$734,472	$(60,168)
Net realized gains (losses)	—	16,972,746	(260,011)	(51,008)	(291,889)
Change in unrealized gains (losses)	—	12,897,793	1,668,633	3,481,723	9,868,709
Increase (decrease) in net assets from operations	(10,580)	28,553,856	2,250,261	4,165,187	9,516,652
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	14,585	47,524	10,828	39,139	43,374
Benefits	(2,006,849)	(3,328,801)	(1,007,625)	(1,802,475)	(1,485,185)
Payments on termination	(4,917,516)	(6,582,964)	(1,663,954)	(3,825,001)	(3,593,911)
Contract maintenance charge	(124,006)	(222,374)	(49,295)	(108,161)	(103,012)
Transfers among the sub-accounts and with the
Fixed Account - net	6,610,252	(3,306,583)	(187,274)	922,890	(690,392)
Increase (decrease) in net assets from contract
transactions	(423,534)	(13,393,198)	(2,897,320)	(4,773,608)	(5,829,126)
INCREASE (DECREASE) IN NET ASSETS	(434,114)	15,160,658	(647,059)	(608,421)	3,687,526
NET ASSETS AT BEGINNING OF PERIOD	32,507,726	86,740,878	18,793,784	42,591,610	43,311,246
NET ASSETS AT END OF PERIOD	$32,073,612	$101,901,536	$18,146,725	$41,983,189	$46,998,772

UNITS OUTSTANDING
Units outstanding at beginning of period	3,490,230	7,651,947	813,312	2,450,417	3,400,224
Units issued	922,252	86,263	14,953	173,574	72,032
Units redeemed	(964,108)	(1,062,309)	(130,515)	(424,933)	(467,037)
Units outstanding at end of period	3,448,374	6,675,901	697,750	2,199,058	3,005,219
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2019

	Putnam VT	Putnam VT			Putnam VT
	International	Mortgage	Putnam VT	Putnam VT	Small Cap
	Value	Securities	Multi-Cap Core	Research	Growth
	Class IB	Class IB	Class IB	Class IB	Class IB
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$107,506	$77,367	$(124,628)	$(47,370)	$(47,008)
Net realized gains (losses)	39,148	(225,984)	6,118,327	4,010,327	365,920
Change in unrealized gains (losses)	1,176,926	1,198,250	4,932,722	1,276,074	633,502
Increase (decrease) in net assets from operations	1,323,580	1,049,633	10,926,421	5,239,031	952,414
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	5,969	8,740	12,898	18,811	600
Benefits	(214,666)	(249,335)	(1,581,734)	(822,962)	(42,712)
Payments on termination	(886,204)	(922,691)	(2,774,848)	(1,923,726)	(148,999)
Contract maintenance charge	(21,938)	(20,622)	(88,682)	(44,896)	(10,119)
Transfers among the sub-accounts and with the
Fixed Account - net	(298,114)	8,307	(1,178,681)	(509,672)	10,261
Increase (decrease) in net assets from contract
transactions	(1,414,953)	(1,175,601)	(5,611,047)	(3,282,445)	(190,969)
INCREASE (DECREASE) IN NET ASSETS	(91,373)	(125,968)	5,315,374	1,956,586	761,445
NET ASSETS AT BEGINNING OF PERIOD	7,775,007	9,647,014	38,963,966	17,870,747	2,727,053
NET ASSETS AT END OF PERIOD	$7,683,634	$9,521,046	$44,279,340	$19,827,333	$3,488,498

UNITS OUTSTANDING
Units outstanding at beginning of period	607,987	616,236	2,485,203	947,190	103,086
Units issued	17,126	29,812	13,742	18,084	5,246
Units redeemed	(120,620)	(107,008)	(315,329)	(165,334)	(10,858)
Units outstanding at end of period	504,493	539,040	2,183,616	799,940	97,474
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2019

		Putnam VT	Putnam VT	Templeton
	Putnam VT	Sustainable	Sustainable	Developing	Templeton
	Small Cap Value	Future	Leaders	Markets	Foreign
	Class IB	Class IB	Class IB	VIP Class 2	VIP Class 2
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(211,301)	$(43,644)	$(672,438)	$(42,955)	$25,364
Net realized gains (losses)	755,124	1,303,363	13,618,008	52,025	(223,194)
Change in unrealized gains (losses)	4,559,709	69,449	7,695,076	1,373,811	3,375,702
Increase (decrease) in net assets from operations	5,103,532	1,329,168	20,640,646	1,382,881	3,177,872
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	8,045	806	65,880	5,138	40,544
Benefits	(749,708)	(228,653)	(1,817,361)	(63,630)	(1,177,940)
Payments on termination	(2,060,748)	(288,009)	(5,026,132)	(751,484)	(2,477,069)
Contract maintenance charge	(39,274)	(14,534)	(200,567)	(23,031)	(76,049)
Transfers among the sub-accounts and with the
Fixed Account - net	(1,154,688)	(305,028)	(3,362,093)	(170,446)	159,332
Increase (decrease) in net assets from contract
transactions	(3,996,373)	(835,418)	(10,340,273)	(1,003,453)	(3,531,182)
INCREASE (DECREASE) IN NET ASSETS	1,107,159	493,750	10,300,373	379,428	(353,310)
NET ASSETS AT BEGINNING OF PERIOD	24,085,830	5,023,094	63,087,131	6,039,389	31,544,563
NET ASSETS AT END OF PERIOD	$25,192,989	$5,516,844	$73,387,504	$6,418,817	$31,191,253

UNITS OUTSTANDING
Units outstanding at beginning of period	903,303	163,949	3,769,434	189,876	1,860,561
Units issued	22,563	5,945	29,929	9,642	103,049
Units redeemed	(155,802)	(29,717)	(527,201)	(37,023)	(300,896)
Units outstanding at end of period	770,064	140,177	3,272,162	162,495	1,662,714
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2019

	Templeton	Templeton
	Global Bond	Growth
	VIP Class 2	VIP Class 2
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$49,481	$6,102
Net realized gains (losses)	(2,218)	80,152
Change in unrealized gains (losses)	(43,056)	(28,183)
Increase (decrease) in net assets from operations	4,207	58,071
INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—
Benefits	(18,769)	(6,444)
Payments on termination	(25,168)	(61,376)
Contract maintenance charge	(1,263)	(225)
Transfers among the sub-accounts and with the
Fixed Account - net	8,800	2,041
Increase (decrease) in net assets from contract
transactions	(36,400)	(66,004)
INCREASE (DECREASE) IN NET ASSETS	(32,193)	(7,933)
NET ASSETS AT BEGINNING OF PERIOD	885,577	458,403
NET ASSETS AT END OF PERIOD	$853,384	$450,470

UNITS OUTSTANDING
Units outstanding at beginning of period	31,543	21,987
Units issued	923	111
Units redeemed	(2,087)	(3,000)
Units outstanding at end of period	30,379	19,098

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

1. Organization
Allstate Financial Advisors Separate Account I (the “Account”), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Allstate Life Insurance Company (“ALIC”). The assets of the Account are legally segregated from those of ALIC. ALIC is wholly owned by Allstate Insurance Company, which is wholly owned by Allstate Insurance Holdings, LLC, a wholly owned subsidiary of The Allstate Corporation. These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).
The assets within the Account are legally segregated from each other into sub-accounts (the “sub-accounts”). On June 1, 2006, ALIC completed the disposal of substantially all of its variable annuity business through a combination of coinsurance and modified coinsurance reinsurance, and administrative services agreements with subsidiaries of Prudential Financial, Inc. (“Prudential”). Prudential is responsible for servicing the individual annuity contracts, including those of the Account. The reinsurance agreements do not extinguish ALIC’s contractual obligations to the contractholders. ALIC continues to be responsible for all contract terms and conditions. The obligations of Prudential under the reinsurance and administrative agreements are to ALIC.
ALIC issued the following variable annuity contracts through the Account (collectively the “Contracts”). The Account accepts additional deposits from existing contractholders, but is closed to new contractholders.
AIM Lifetime America Variable Annuity Series (Classic, Freedom, and Regal)
AIM Lifetime Enhanced ChoiceSM Variable Annuity
AIM Lifetime PlusSM Variable Annuity
AIM Lifetime PlusSM II Variable Annuity
Allstate Advisor Variable Annuity (Base, Plus, and Preferred)
Allstate Advisor (STI) Variable Annuity (Base and Preferred)
Allstate Personal Retirement Manager
Allstate Provider Variable Annuity Series (Base, Advantage, Extra, and Ultra)
Allstate Retirement Access VA B Series
Allstate Retirement Access VA L Series
Allstate Retirement Access VA X Series
Allstate Variable Annuity (Base and L-Share)
Morgan Stanley Variable Annuity II
Morgan Stanley Variable Annuity II Asset Manager
Morgan Stanley Variable Annuity 3
Morgan Stanley Variable Annuity 3 Asset Manager
Preferred Client Variable Annuity
Putnam Allstate Advisor Variable Annuity (Base, Plus, Preferred, and Apex)
Scudder Horizon Advantage Variable Annuity
Select Directions Variable Annuity
STI Classic Variable Annuity
Absent any Contract provisions wherein ALIC contractually guarantees either a minimum return or account value upon death or annuitization, variable annuity contractholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-account names listed below correspond to the mutual fund portfolios ("Fund" or "Funds") in which they invest:

Alliance Bernstein VPS Growth & Income Class B	AST AQR Large-Cap*
Alliance Bernstein VPS International Value Class B	AST Balanced Asset Allocation
Alliance Bernstein VPS Large Cap Growth Class B	AST BlackRock Global Strategies
Alliance Bernstein VPS Small/Mid Value Class B	AST BlackRock Low Duration Bond
American Century VP Balanced Class I**	AST BlackRock/Loomis Sayles Bond
American Century VP International Class I	AST Bond Portfolio 2019*
AST Academic Strategies Asset Allocation	AST Bond Portfolio 2020*
AST Advanced Strategies	AST Bond Portfolio 2021**
AST AllianzGI World Trends	AST Bond Portfolio 2022
AST AQR Emerging Markets Equity*	AST Bond Portfolio 2023

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

AST Bond Portfolio 2024	AST Western Asset Emerging Markets Debt**
AST Bond Portfolio 2025**	BNY Mellon Stock Index Fund, Inc.
AST Bond Portfolio 2026	BNY Mellon Sustainable U.S. Equity Portfolio, Inc
AST Bond Portfolio 2027**	BNY Mellon VIF Government Money Market
AST Bond Portfolio 2028**	BNY Mellon VIF Growth and Income Initial Shares
AST Bond Portfolio 2029**	DWS Bond VIP Class A
AST Bond Portfolio 2030	DWS Capital Growth VIP Class A
AST Bond Portfolio 2031*	DWS Core Equity VIP Class A
AST Capital Growth Asset Allocation	DWS CROCI® International VIP Class A
AST ClearBridge Dividend Growth**	DWS Global Income Builder VIP Class A
AST Cohen & Steers Global Realty	DWS Global Small Cap VIP Class A
AST Cohen & Steers Realty	DWS Government Money Market VIP Class A
AST Emerging Markets Equity*	DWS Small Mid Cap Growth VIP Class A
AST Fidelity Institutional AMSM Quantitative	Federated Hermes Government Money Fund II*
AST Goldman Sachs Multi-Asset	Fidelity VIP Asset Manager: Growth Service Class 2**
AST Goldman Sachs Small-Cap Value	Fidelity VIP Contrafund Initial Class
AST Government Money Market	Fidelity VIP Contrafund Service Class 2
AST High Yield	Fidelity VIP Equity-Income Initial Class
AST Hotchkis & Wiley Large-Cap Value	Fidelity VIP Equity-Income Service Class 2
AST International Growth	Fidelity VIP Freedom 2010 Service Class 2
AST International Value	Fidelity VIP Freedom 2020 Service Class 2
AST Investment Grade Bond	Fidelity VIP Freedom 2030 Service Class 2
AST J.P. Morgan Global Thematic	Fidelity VIP Freedom Income Service Class 2
AST J.P. Morgan International Equity	Fidelity VIP Government Money Market Initial Class
AST J.P. Morgan Strategic Opportunities	Fidelity VIP Government Money Market Service Class 2
AST Jennison Large-Cap Growth**	Fidelity VIP Growth & Income Service Class 2
AST Large-Cap Core*,**	Fidelity VIP Growth Initial Class
AST Loomis Sayles Large-Cap Growth	Fidelity VIP Growth Opportunities Service Class 2
AST MFS Global Equity	Fidelity VIP Growth Service Class 2
AST MFS Growth	Fidelity VIP High Income Initial Class
AST MFS Growth Allocation**	Fidelity VIP High Income Service Class 2
AST MFS Large-Cap Value**	Fidelity VIP Index 500 Initial Class
AST Mid-Cap Growth	Fidelity VIP Index 500 Service Class 2
AST Neuberger Berman/LSV Mid-Cap Value	Fidelity VIP Investment Grade Bond Initial Class
AST Preservation Asset Allocation	Fidelity VIP Investment Grade Bond Service Class 2
AST Prudential Core Bond**	Fidelity VIP Mid Cap Service Class 2
AST Prudential Growth Allocation	Fidelity VIP Overseas Initial Class
AST QMA US Equity Alpha	Fidelity VIP Overseas Service Class 2
AST Quantitative Modeling**	Franklin Flex Cap Growth VIP Class 2
AST Small-Cap Growth	Franklin Growth and Income VIP Class 2
AST Small-Cap Growth Opportunities	Franklin Income VIP Class 2
AST Small-Cap Value	Franklin Large Cap Growth VIP Class 2
AST T. Rowe Price Asset Allocation	Franklin Mutual Global Discovery VIP Class 2
AST T. Rowe Price Large-Cap Growth	Franklin Mutual Shares VIP Class 2
AST T. Rowe Price Large-Cap Value	Franklin Small Cap Value VIP Class 2
AST T. Rowe Price Natural Resources	Franklin Small-Mid Cap Growth VIP Class 2
AST Templeton Global Bond*	Franklin U.S. Government Securities VIP Class 2
AST WEDGE Capital Mid-Cap Value	Goldman Sachs VIT International Equity Insights Institutional Shares**
AST Wellington Management Hedged Equity	Goldman Sachs VIT Large Cap Value Institutional Shares
AST Western Asset Core Plus Bond	Goldman Sachs VIT Mid Cap Value Institutional Shares

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

Goldman Sachs VIT Small Cap Equity Insights Institutional Shares	Invesco V.I. Mid Cap Core Equity Series I
Goldman Sachs VIT Strategic Growth Institutional Shares	Invesco V.I. Mid Cap Core Equity Series II
Goldman Sachs VIT U.S. Equity Insights Institutional Shares	Invesco V.I. Mid Cap Growth Series I*
Invesco Oppenheimer V.I. Capital Appreciation Series I*	Invesco V.I. Mid Cap Growth Series II*
Invesco Oppenheimer V.I. Capital Appreciation Series II*	Invesco V.I. S&P 500 Index Series I
Invesco Oppenheimer V.I. Conservative Balanced Series I*	Invesco V.I. S&P 500 Index Series II
Invesco Oppenheimer V.I. Conservative Balanced Series II*	Invesco V.I. Technology Series I
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Series I*	Invesco V.I. Technology Series II
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Series II*	Invesco V.I. Value Opportunities Series I
Invesco Oppenheimer V.I. Global Series I*	Invesco V.I. Value Opportunities Series II
Invesco Oppenheimer V.I. Global Series II*	Janus Henderson VIT Forty Institutional Shares
Invesco Oppenheimer V.I. Global Strategic Income Series I*	Janus Henderson VIT Global Research Service Shares**
Invesco Oppenheimer V.I. Global Strategic Income Series II*	Janus Henderson VIT Overseas Service Shares**
Invesco Oppenheimer V.I. International Growth Series II*,**	Lazard Retirement Series Emerging Market Equity Service Shares
Invesco Oppenheimer V.I. Main Street Series I*	Legg Mason Partners Clearbridge Variable Large Cap Value Class I
Invesco Oppenheimer V.I. Main Street Series II*	Lord Abbet Bond Debenture*
Invesco Oppenheimer V.I. Main Street Small Cap Series I*	Lord Abbet Fundamental Equity
Invesco Oppenheimer V.I. Main Street Small Cap Series II*	Lord Abbet Growth and Income
Invesco Oppenheimer V.I. Total Return Bond Series I*	Lord Abbet Growth Opportunities
Invesco Oppenheimer V.I. Total Return Bond Series II*	Lord Abbet Mid Cap Stock
Invesco V.I. American Franchise Series I	MFS VIT Growth Initial Class
Invesco V.I. American Franchise Series II	MFS VIT Growth Service Class
Invesco V.I. American Value Series I	MFS VIT High Yield Initial Class
Invesco V.I. American Value Series II	MFS VIT Investors Trust Initial Class
Invesco V.I. Comstock Series I	MFS VIT Investors Trust Service Class
Invesco V.I. Comstock Series II	MFS VIT New Discovery Initial Class
Invesco V.I. Core Equity Series I	MFS VIT New Discovery Service Class
Invesco V.I. Core Equity Series II	MFS VIT Research Initial Class
Invesco V.I. Core Plus Bond Series I	MFS VIT Research Service Class
Invesco V.I. Core Plus Bond Series II	MFS VIT Total Return Bond Initial Class
Invesco V.I. Diversified Dividend Series I	MFS VIT Utilities Initial Class
Invesco V.I. Diversified Dividend Series II	MFS VIT Utilities Service Class
Invesco V.I. Equity and Income Series I	Morgan Stanley VIF Core Plus Fixed Income Class I
Invesco V.I. Equity and Income Series II	Morgan Stanley VIF Discovery Class I
Invesco V.I. Global Core Equity Series I	Morgan Stanley VIF Discovery Class II
Invesco V.I. Global Core Equity Series II	Morgan Stanley VIF Emerging Markets Debt Class II
Invesco V.I. Government Money Market Series I	Morgan Stanley VIF Emerging Markets Equity Class I
Invesco V.I. Government Money Market Series II	Morgan Stanley VIF Emerging Markets Equity Class II
Invesco V.I. Government Securities Series I	Morgan Stanley VIF Global Franchise Class II
Invesco V.I. Government Securities Series II	Morgan Stanley VIF Global Infrastructure Class I
Invesco V.I. Growth and Income Series II	Morgan Stanley VIF Global Infrastructure Class II
Invesco V.I. High Yield Series I	Morgan Stanley VIF Global Strategist Class I
Invesco V.I. High Yield Series II	Morgan Stanley VIF Global Strategist Class II
Invesco V.I. International Growth Series I	Morgan Stanley VIF Growth Class I
Invesco V.I. International Growth Series II	Morgan Stanley VIF Growth Class II
Invesco V.I. Managed Volatility Series I	Morgan Stanley VIF U.S. Real Estate Class I
Invesco V.I. Managed Volatility Series II	Morgan Stanley VIF U.S. Real Estate Class II

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

Morgan Stanley VIS Income Plus Class X Shares	Putnam VT Emerging Markets Equity Fund Class IB*
Morgan Stanley VIS Income Plus Class Y Shares	Putnam VT Equity Income Class IB
Neuberger Berman AMT Mid Cap Growth Class I	Putnam VT George Putnam Balanced Class IB
Neuberger Berman AMT Sustainable Equity Class I*	Putnam VT Global Asset Allocation Class IB
PIMCO VIT CommodityRealReturn® Strategy Advisor Class	Putnam VT Global Equity Class IB
PIMCO VIT Emerging Markets Bond Advisor Class	Putnam VT Global Health Care Class IB
PIMCO VIT International Bond (U.S. Dollar-Hedged) Institutional Class	Putnam VT Government Money Market Class IB
PIMCO VIT Real Return Advisor Class	Putnam VT Growth Opportunities Class IB
PIMCO VIT Total Return Advisor Class	Putnam VT High Yield Class IB
PIMCO VIT Total Return Institutional Class	Putnam VT Income Class IB
Profund VP Consumer Goods**	Putnam VT International Equity Class IB
ProFund VP Consumer Services**	Putnam VT International Value Class IB
ProFund VP Financials**	Putnam VT Mortgage Securities Class IB
ProFund VP Health Care**	Putnam VT Multi-Cap Core Class IB
ProFund VP Industrials**	Putnam VT Research Class IB
ProFund VP Large-Cap Growth**	Putnam VT Small Cap Growth Class IB
ProFund VP Large-Cap Value**	Putnam VT Small Cap Value Class IB
ProFund VP Mid-Cap Growth**	Putnam VT Sustainable Future Class IB
ProFund VP Mid-Cap Value**	Putnam VT Sustainable Leaders Class IB
ProFund VP Real Estate**	Rydex VT NASDAQ-100®**
ProFund VP Small-Cap Growth**	Templeton Developing Markets VIP Class 2
ProFund VP Small-Cap Value**	Templeton Foreign VIP Class 2
ProFund VP Telecommunications**	Templeton Global Bond VIP Class 2
ProFund VP Utilities**	Templeton Growth VIP Class 2
Putnam VT Diversified Income Class IB	AST Global Bond*

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2020.
(**) Sub-account was available, but had no net assets as of December 31, 2020.

The net assets are affected by the investment results of each Fund, transactions by contractholders and certain contract expenses (see Note 5). Contractholders’ interests consist of units of the sub-account. The accompanying financial statements include only contractholders’ purchase payments applicable to the variable portions of their contracts and exclude any purchase payments directed by the contractholder to the Fixed Account in which the contractholders’ deposits are included in the ALIC general account assets and earn a fixed rate of return.
A contractholder may choose from among a number of different underlying Fund options. The underlying Funds are not available to the general public directly. These Funds are available as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies, or in certain cases, through participation in certain qualified pension or retirement plans.
Some of these underlying Funds have been established by investment advisers that manage publicly traded mutual funds that have similar names and investment objectives. While some of the underlying Funds may be similar to and may in fact be modeled after publicly traded mutual funds, the underlying Funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying Funds may differ substantially.
The Novel Coronavirus Pandemic or COVID-19 (“Coronavirus”) resulted in governments worldwide enacting emergency measures to combat the spread of the virus. Ongoing uncertainty related to the future path of the pandemic has and may continue to create market volatility that impacts the valuations, liquidity, prospects and risks of fixed income securities and equity securities, including sub accounts of the Account. Future investment results will depend on developments, including the duration and spread of the outbreak, preventive measures to combat the spread of the virus, and capital market conditions, including the pace of economic recovery and effectiveness of the fiscal and monetary policy responses.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

The ongoing impact of the Coronavirus on financial markets and the overall economy remain uncertain. Some of the restrictions implemented to contain the pandemic have been relaxed, but reduced economic activity, limits on large gatherings and events and higher unemployment continue. Additionally, there is no way of predicting with certainty how long the pandemic might last, including the potential for restrictions being restored or new restrictions being implemented that could result in further economic volatility.
Subsequent Event - On January 26, 2021, The Allstate Corporation announced it had entered into an agreement to sell ALIC and certain affiliates, including the Account, to Antelope US Holdings Company, a Delaware corporation and an affiliate of an investment fund associated with The Blackstone Group Inc. (the “Transaction”). The Transaction is expected to close in the second half of 2021, subject to regulatory approvals and other customary closing conditions.

2. Portfolio Changes
The operations of the following sub-accounts were affected by the following changes that occurred during the year ended December 31, 2020.
The following sub-account was opened during the year ended December 31, 2020:

Date:	Fund Name:
January 2, 2020	AST Bond Portfolio 2031
November 13, 2020	AST Global Bond

Below listed are the sub-accounts (“Merged from”) that merged into another sub-account (“Merged to”) on the effective merger date. Accordingly, all of the assets of the Merged from sub-account were transferred in exchange for shares of the Merged to sub-account for units of equal aggregate value and the Merged to sub-account’s assumption of all of the current and future liabilities of the Merged from sub-account effective on the merger date. Accordingly, the cost basis of the respective sub-account’s investments received from the underlying Merged from sub-account were carried forward and invested in the underlying Merged to sub-account for GAAP and tax purposes. The Merged from sub-account ceases operations from the effective merger date.

Date:	Merged from:	Merged to:
April 30, 2020	Invesco V.I. Mid Cap Growth Series I	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Series I
April 30, 2020	Invesco V.I. Mid Cap Growth Series II	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Series II
November 13, 2020	AST Templeton Global Bond	AST Global Bond

The following sub-accounts were closed during the year ended December 31, 2020:

Date:	Fund name:
January 2, 2020	AST Bond Portfolio 2019
August 14, 2020	AST AQR Emerging Markets Equity
August 14, 2020	AST AQR Large-Cap
December 31, 2020	AST Bond Portfolio 2020

The following sub-account changes occurred during the year ended December 31, 2020:

New fund name:	Old fund name:
AST Emerging Markets Equity	AST Parametric Emerging Markets Equity
AST Large-Cap Core	AST QMA Large-Cap
Federated Hermes Government Money Fund II	Federated Government Money Fund II
Invesco Oppenheimer V.I. Capital Appreciation Series I	Invesco Oppenheimer V.I. Capital Appreciation Non-Service Shares
Invesco Oppenheimer V.I. Capital Appreciation Series II	Invesco Oppenheimer V.I. Capital Appreciation Service Shares
Invesco Oppenheimer V.I. Conservative Balanced Series I	Invesco Oppenheimer V.I. Conservative Balance Non-Service Shares
Invesco Oppenheimer V.I. Conservative Balanced Series II	Invesco Oppenheimer V.I. Conservative Balance Service Shares
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Series I	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Non-Service Shares
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Series II	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Service Shares

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

New fund name:	Old fund name:
Invesco Oppenheimer V.I. Global Series I	Invesco Oppenheimer V.I. Global Non-Service Shares
Invesco Oppenheimer V.I. Global Series II	Invesco Oppenheimer V.I. Global Service Shares
Invesco Oppenheimer V.I. Global Strategic Income Series I	Invesco Oppenheimer V.I. Global Strategic Income Non-Service Shares
Invesco Oppenheimer V.I. Global Strategic Income Series II	Invesco Oppenheimer V.I. Global Strategic Income Service Shares
Invesco Oppenheimer V.I. International Growth Series II	Invesco Oppenheimer V.I. International Growth Service Shares
Invesco Oppenheimer V.I. Main Street Series I	Invesco Oppenheimer V.I. Main Street Non-Service Shares
Invesco Oppenheimer V.I. Main Street Series II	Invesco Oppenheimer V.I. Main Street Service Shares
Invesco Oppenheimer V.I. Main Street Small Cap Series I	Invesco Oppenheimer V.I. Main Street Small Cap Non-Service Shares
Invesco Oppenheimer V.I. Main Street Small Cap Series II	Invesco Oppenheimer V.I. Main Street Small Cap Service Shares
Invesco Oppenheimer V.I. Total Return Bond Series I	Invesco Oppenheimer V.I. Total Return Bond Non-Service Shares
Invesco Oppenheimer V.I. Total Return Bond Series II	Invesco Oppenheimer V.I. Total Return Bond Service Shares
Lord Abbet Bond Debenture	Lord Abbet Bond-Debenture
Neuberger Berman AMT Sustainable Equity Class I	Neuberger Berman AMT Sustainable Equity Portfolio Class I
Putnam VT Emerging Markets Equity Fund Class IB	Putnam VT International Growth Class IB

The operations of the following sub-accounts were affected by the following changes that occurred during the year ended December 31, 2019.

The following sub-account was opened during the year ended December 31, 2019:

Date:	Fund Name:
January 2, 2019	AST Bond Portfolio 2030

Below listed are the sub-accounts (“Merged from”) that merged into another sub-account (“Merged to”) on the effective merger date. Accordingly, all of the assets of the Merged from sub-account were transferred in exchange for shares of the Merged to sub-account for units of equal aggregate value and the Merged to sub-account’s assumption of all of the current and future liabilities of the Merged from sub-account effective on the merger date. Accordingly, the cost basis of the respective sub-account’s investments received from the underlying Merged from sub-account were carried forward and invested in the underlying Merged to sub-account for GAAP and tax purposes. The Merged from sub-account ceases operations from the effective merger date.

Date:	Merged from:	Merged to:
April 26, 2019	Alliance Bernstein VPS Growth Class B	Alliance Bernstein VPS Growth & Income Class B
April 26, 2019	Alliance Bernstein VPS Value Class B	Alliance Bernstein VPS Large Cap Growth Class B
April 26, 2019	Morgan Stanley VIS Multi Cap Growth Class X Shares	Morgan Stanley VIF Growth Class I
April 26, 2019	Morgan Stanley VIS Multi Cap Growth Class Y Shares	Morgan Stanley VIF Growth Class II
April 29, 2019	AST Goldman Sachs Large-Cap Value	AST T. Rowe Price Large-Cap Value
April 30, 2019	Neuberger Berman AMT Guardian Class I	Neuberger Berman AMT Sustainable Equity Portfolio Class I
April 30, 2019	Neuberger Berman AMT Large Cap Value Class I	Neuberger Berman AMT Sustainable Equity Portfolio Class I
June 14, 2019	Putnam VT Global Utilities Class IB	Putnam VT Global Equity Class IB

3. Summary of Significant Accounting Policies
The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of GAAP.
Investments - Investments consist of shares of the Funds and are stated at fair value based on the reported net asset value of each corresponding Fund, which in turn values their investment securities at fair value. The difference between cost and fair value of shares owned on the day of measurement is recorded as unrealized gain or loss on investments.
Dividends - Dividends declared by the Funds are recognized on the ex-dividend date.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

Net Realized Gains and Losses - Net realized gains and losses on Fund shares represent the difference between the proceeds from sales of shares of the Funds by the sub-accounts and the cost of such shares, which is determined on a weighted average basis, and realized gain distributions received from the underlying Funds. Transactions are recorded on a trade date basis. Distributions of net realized gains are recorded on the Funds’ ex-distribution date.
Federal Income Taxes - The Account intends to qualify as a segregated asset account as defined by the Internal Revenue Code of 1986 (“Code”). In order to qualify as a segregated asset account, each sub-account is required to satisfy the diversification requirements of Section 817(h) of the Code. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The operations of the Account are included in the tax return of ALIC. ALIC is taxed as a life insurance company under the Code and joins with The Allstate Corporation and its eligible domestic subsidiaries in the filing of a consolidated federal income tax return. No income taxes are allocable to the Account. The Account had no liability for unrecognized tax benefits as of December 31, 2020 and believes that the unrecognized tax benefits balance will not materially change within the next twelve months.
Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported at the date of the financial statements and reported amounts of increases and decreases in net assets resulting from operations. Actual results could differ from those estimates.
Contracts in payout (annuitization) period - Net assets allocated to contracts in the payout period are computed according to the industry standard mortality tables, depending on the annuitization date. The assumed investment return varies by contract but falls within a minimum of 3.00% and a 6.00% maximum.The mortality risk is fully borne by ALIC and may result in additional amounts being transferred into the Account by ALIC to cover greater longevity of annuitants than expected. A receivable is established for amounts due to the sub-accounts from ALIC but not yet received. Conversely, if amounts allocated exceed amounts required, transfers may be made to ALIC. A payable is established for amounts payable to ALIC from the sub-accounts but not yet paid. The changes in mortality risks are included in “Benefits” on the Statements of Changes in Net Assets and in “Contracts in payout (annuitization) period” in the Statement of Net Assets.

4. Fair Value Measurements
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Assets recorded on the Statement of Net Assets at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:
Level 1: Assets whose values are based on unadjusted quoted prices for identical assets in an active market that the Account can access.
Level 2: Assets whose values are based on the following:
(a) Quoted prices for similar assets in active markets;
(b) Quoted prices for identical or similar assets in markets that are not active; or
(c) Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset.
Level 3: Assets whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Account’s estimates of the assumptions that market participants would use in valuing the assets.
In determining fair value, the Account uses the market approach which generally utilizes market transaction data for the same or similar instruments. All investments during the reporting period consist of shares of the Funds that have daily quoted net asset values for identical assets that the sub-account can access and are categorized as Level 1. Net asset values for these actively traded Funds are obtained daily from the Fund’s managers. The Account’s policy is to recognize transfers of securities among the levels at the beginning of the reporting period.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

5. Expenses
Withdrawal Charge - In the event of withdrawal of the account value during a specified period, a withdrawal charge may be imposed. The withdrawal charge varies by contract and ranges from 0.50% to 9.00% in the first year of the contract and declines to 0% in various years as defined in the contract. These amounts are included in "Payments on termination" in the Statement of Changes in Net Assets, but are remitted to ALIC. The Preferred Client Variable Annuity does not assess a withdrawal charge.
Mortality and Expense Risk Charge - ALIC assumes mortality and expense risks related to the operations of the Account and deducts charges daily at a rate ranging from 0.40% to 2.50% per annum of the daily net assets of the Account, based on the contract and rider options selected. The mortality and expense risk charge is recognized as a reduction in unit values and reported on the Statement of Operations. The mortality and expense risk charge covers insurance benefits available with the Contracts and certain expenses of the Contracts. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the Contracts. ALIC guarantees that the amount of this charge will not increase over the lives of the Contracts. At the contractholder’s discretion, additional options may be purchased for an additional charge. For certain living benefits, that charge is based on a protected withdrawal value and is deducted as units.
Administrative Expense Charge - ALIC deducts administrative expense charges daily at a rate ranging from 0% to 0.30% per annum of the average daily net assets of the Account. The contract will specify which rate applies. The administrative expense charge is recognized as a reduction in unit values and reported on the Statement of Operations.
Contract Maintenance Charge - ALIC deducts an annual maintenance charge up to $35, depending upon the contract, on each contract anniversary and guarantees that this charge will not increase over the lives of the Contracts. This charge will be waived if certain conditions are met. ALIC deducts a monthly fee for contracts with Retirement Income Guarantee Riders at rates ranging from 0.05% to 0.30% per annum of the income base. The income base is comprised of either the contract value on the date the rider option is purchased and is adjusted for subsequent purchases or withdrawals or the highest contract value on any anniversary date adjusted for subsequent purchases or withdrawals, depending on the rider option selected. The contract maintenance charge is recognized as a redemption of units and reported on the Statements of Changes in Net Assets.

6. Purchases of Investments

The cost of investments purchased during the year ended December 31, 2020 was as follows:

Purchases
Alliance Bernstein VPS Growth & Income Class B	$4,136,185
Alliance Bernstein VPS International Value Class B	480,606
Alliance Bernstein VPS Large Cap Growth Class B	3,747,888
Alliance Bernstein VPS Small/Mid Value Class B	706,821
American Century VP International Class I	139
AST Academic Strategies Asset Allocation	967,197
AST Advanced Strategies	355,349
AST AllianzGI World Trends	322,941
AST Balanced Asset Allocation	572,732
AST BlackRock Low Duration Bond	4,313
AST BlackRock/Loomis Sayles Bond	16,392
AST Bond Portfolio 2022	3,514
AST Bond Portfolio 2030	501,291
AST Bond Portfolio 2031*	18,144
AST Capital Growth Asset Allocation	444,954
AST Cohen & Steers Realty	79
AST Fidelity Institutional AMSM Quantitative	324,824
AST Goldman Sachs Multi-Asset	117,821
AST Government Money Market	557,840
AST High Yield	2,815
AST Investment Grade Bond	6,632,340
AST J.P. Morgan Global Thematic	24,272
AST J.P. Morgan Strategic Opportunities	320,821

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

Purchases
AST Loomis Sayles Large-Cap Growth	$72
AST MFS Growth Allocation	183
AST Mid-Cap Growth	452
AST Neuberger Berman/LSV Mid-Cap Value	373
AST Preservation Asset Allocation	511,403
AST Prudential Growth Allocation	4,785,454
AST QMA US Equity Alpha	619
AST Small-Cap Growth	9,100
AST Small-Cap Growth Opportunities	486
AST Small-Cap Value	157
AST T. Rowe Price Asset Allocation	1,308,711
AST T. Rowe Price Large-Cap Growth	452
AST T. Rowe Price Large-Cap Value	157
AST T. Rowe Price Natural Resources	313
AST Templeton Global Bond*	78
AST Wellington Management Hedged Equity	43,210
AST Western Asset Core Plus Bond	4,132
BNY Mellon Stock Index Fund, Inc.	17,873
BNY Mellon Sustainable U.S. Equity Portfolio, Inc	294
BNY Mellon VIF Government Money Market	938
BNY Mellon VIF Growth and Income Initial Shares	1,561
DWS Bond VIP Class A	13,864
DWS Capital Growth VIP Class A	156,883
DWS Core Equity VIP Class A	32,234
DWS CROCI® International VIP Class A	8,214
DWS Global Income Builder VIP Class A	178,264
DWS Global Small Cap VIP Class A	23,872
DWS Government Money Market VIP Class A	26,846
DWS Small Mid Cap Growth VIP Class A	50,920
Federated Hermes Government Money Fund II*	38,194
Fidelity VIP Contrafund Initial Class	239,653
Fidelity VIP Contrafund Service Class 2	1,245,312
Fidelity VIP Equity-Income Initial Class	32,071
Fidelity VIP Equity-Income Service Class 2	40,110
Fidelity VIP Freedom 2010 Service Class 2	336,271
Fidelity VIP Freedom 2020 Service Class 2	401,894
Fidelity VIP Freedom 2030 Service Class 2	181,503
Fidelity VIP Freedom Income Service Class 2	26,152
Fidelity VIP Government Money Market Initial Class	8,048,727
Fidelity VIP Government Money Market Service Class 2	11,295,218
Fidelity VIP Growth & Income Service Class 2	537,942
Fidelity VIP Growth Initial Class	688,431
Fidelity VIP Growth Opportunities Service Class 2	268,729
Fidelity VIP Growth Service Class 2	14,515
Fidelity VIP High Income Initial Class	17,255
Fidelity VIP High Income Service Class 2	290,987
Fidelity VIP Index 500 Initial Class	237,669
Fidelity VIP Index 500 Service Class 2	636,723
Fidelity VIP Investment Grade Bond Initial Class	27,279
Fidelity VIP Investment Grade Bond Service Class 2	83
Fidelity VIP Mid Cap Service Class 2	388,850
Fidelity VIP Overseas Initial Class	12,039
Fidelity VIP Overseas Service Class 2	79
Franklin Flex Cap Growth VIP Class 2	202,901

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

Purchases
Franklin Growth and Income VIP Class 2	$4,172,020
Franklin Income VIP Class 2	5,059,180
Franklin Large Cap Growth VIP Class 2	2,324,310
Franklin Mutual Global Discovery VIP Class 2	1,013,518
Franklin Mutual Shares VIP Class 2	3,332,082
Franklin Small Cap Value VIP Class 2	1,895,890
Franklin Small-Mid Cap Growth VIP Class 2	115,086
Franklin U.S. Government Securities VIP Class 2	1,621,123
Goldman Sachs VIT Large Cap Value Institutional Shares	110,239
Goldman Sachs VIT Mid Cap Value Institutional Shares	93,436
Goldman Sachs VIT Small Cap Equity Insights Institutional Shares	179,378
Goldman Sachs VIT Strategic Growth Institutional Shares	438
Goldman Sachs VIT U.S. Equity Insights Institutional Shares	234,991
Invesco Oppenheimer V.I. Capital Appreciation Series I*	629,295
Invesco Oppenheimer V.I. Capital Appreciation Series II*	2,390,497
Invesco Oppenheimer V.I. Conservative Balanced Series I*	57,480
Invesco Oppenheimer V.I. Conservative Balanced Series II*	493,564
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Series I*	5,469,239
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Series II*	7,271,932
Invesco Oppenheimer V.I. Global Series I*	126,365
Invesco Oppenheimer V.I. Global Series II*	376,788
Invesco Oppenheimer V.I. Global Strategic Income Series I*	92,325
Invesco Oppenheimer V.I. Global Strategic Income Series II*	2,767,679
Invesco Oppenheimer V.I. Main Street Series I*	127,709
Invesco Oppenheimer V.I. Main Street Series II*	3,386,057
Invesco Oppenheimer V.I. Main Street Small Cap Series I*	40,500
Invesco Oppenheimer V.I. Main Street Small Cap Series II*	656,957
Invesco Oppenheimer V.I. Total Return Bond Series I*	159,261
Invesco Oppenheimer V.I. Total Return Bond Series II*	1,676,387
Invesco V.I. American Franchise Series I	9,186,428
Invesco V.I. American Franchise Series II	2,598,872
Invesco V.I. American Value Series I	1,259,283
Invesco V.I. American Value Series II	1,148,912
Invesco V.I. Comstock Series I	1,757,049
Invesco V.I. Comstock Series II	4,546,368
Invesco V.I. Core Equity Series I	14,141,277
Invesco V.I. Core Equity Series II	226,728
Invesco V.I. Core Plus Bond Series I	1,630,680
Invesco V.I. Core Plus Bond Series II	8,473
Invesco V.I. Diversified Dividend Series I	7,518,611
Invesco V.I. Diversified Dividend Series II	2,028,290
Invesco V.I. Equity and Income Series I	1,948,259
Invesco V.I. Equity and Income Series II	2,281,352
Invesco V.I. Global Core Equity Series I	510,411
Invesco V.I. Global Core Equity Series II	350,830
Invesco V.I. Government Money Market Series I	1,825,540
Invesco V.I. Government Money Market Series II	2,701
Invesco V.I. Government Securities Series I	1,560,687
Invesco V.I. Government Securities Series II	4,850
Invesco V.I. Growth and Income Series II	2,427,230
Invesco V.I. High Yield Series I	939,417
Invesco V.I. High Yield Series II	501,430
Invesco V.I. International Growth Series I	1,042,282
Invesco V.I. International Growth Series II	96,570

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

Purchases
Invesco V.I. Managed Volatility Series I	$268,809
Invesco V.I. Managed Volatility Series II	2,137
Invesco V.I. Mid Cap Core Equity Series I	1,458,938
Invesco V.I. Mid Cap Core Equity Series II	159,812
Invesco V.I. Mid Cap Growth Series I*	1,696,354
Invesco V.I. Mid Cap Growth Series II*	1,995,002
Invesco V.I. S&P 500 Index Series I	4,366,770
Invesco V.I. S&P 500 Index Series II	5,414,563
Invesco V.I. Technology Series I	1,299,772
Invesco V.I. Technology Series II	469
Invesco V.I. Value Opportunities Series I	314,201
Invesco V.I. Value Opportunities Series II	303,402
Janus Henderson VIT Forty Institutional Shares	15
Lazard Retirement Series Emerging Market Equity Service Shares	62
Legg Mason Partners Clearbridge Variable Large Cap Value Class I	282
Lord Abbet Bond Debenture*	949,432
Lord Abbet Fundamental Equity	101,639
Lord Abbet Growth and Income	252,308
Lord Abbet Growth Opportunities	719,168
Lord Abbet Mid Cap Stock	537,765
MFS VIT Growth Initial Class	117,994
MFS VIT Growth Service Class	4,282
MFS VIT High Yield Initial Class	10,211
MFS VIT Investors Trust Initial Class	185,793
MFS VIT Investors Trust Service Class	13,924
MFS VIT New Discovery Initial Class	306,441
MFS VIT New Discovery Service Class	19,707
MFS VIT Research Initial Class	24,477
MFS VIT Research Service Class	1,678
MFS VIT Total Return Bond Initial Class	698,099
MFS VIT Utilities Initial Class	9,336
MFS VIT Utilities Service Class	24,187
Morgan Stanley VIF Core Plus Fixed Income Class I	15,223
Morgan Stanley VIF Discovery Class I	3,432,399
Morgan Stanley VIF Discovery Class II	2,560,553
Morgan Stanley VIF Emerging Markets Debt Class II	559,314
Morgan Stanley VIF Emerging Markets Equity Class I	772,045
Morgan Stanley VIF Emerging Markets Equity Class II	204,552
Morgan Stanley VIF Global Franchise Class II	2,999,963
Morgan Stanley VIF Global Infrastructure Class I	1,812,437
Morgan Stanley VIF Global Infrastructure Class II	470,738
Morgan Stanley VIF Global Strategist Class I	4,743,174
Morgan Stanley VIF Global Strategist Class II	1,444,341
Morgan Stanley VIF Growth Class I	43,341,950
Morgan Stanley VIF Growth Class II	10,789,941
Morgan Stanley VIF U.S. Real Estate Class I	917,857
Morgan Stanley VIF U.S. Real Estate Class II	3,016,008
Morgan Stanley VIS Income Plus Class X Shares	4,080,949
Morgan Stanley VIS Income Plus Class Y Shares	4,577,733
Neuberger Berman AMT Mid Cap Growth Class I	81
Neuberger Berman AMT Sustainable Equity Class I*	1,360
PIMCO VIT CommodityRealReturn® Strategy Advisor Class	47,493
PIMCO VIT Emerging Markets Bond Advisor Class	32,468
PIMCO VIT International Bond (U.S. Dollar-Hedged) Institutional Class	121

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

Purchases
PIMCO VIT Real Return Advisor Class	$347,465
PIMCO VIT Total Return Advisor Class	1,546,862
PIMCO VIT Total Return Institutional Class	15
Putnam VT Diversified Income Class IB	1,749,829
Putnam VT Emerging Markets Equity Fund Class IB*	385,201
Putnam VT Equity Income Class IB	14,732,446
Putnam VT George Putnam Balanced Class IB	5,215,085
Putnam VT Global Asset Allocation Class IB	2,395,178
Putnam VT Global Equity Class IB	447,197
Putnam VT Global Health Care Class IB	2,291,096
Putnam VT Government Money Market Class IB	19,072,972
Putnam VT Growth Opportunities Class IB	8,585,736
Putnam VT High Yield Class IB	1,603,932
Putnam VT Income Class IB	7,296,952
Putnam VT International Equity Class IB	2,459,471
Putnam VT International Value Class IB	615,889
Putnam VT Mortgage Securities Class IB	1,415,437
Putnam VT Multi-Cap Core Class IB	2,528,688
Putnam VT Research Class IB	2,942,539
Putnam VT Small Cap Growth Class IB	209,004
Putnam VT Small Cap Value Class IB	1,640,173
Putnam VT Sustainable Future Class IB	490,779
Putnam VT Sustainable Leaders Class IB	8,529,921
Templeton Developing Markets VIP Class 2	673,533
Templeton Foreign VIP Class 2	3,234,378
Templeton Global Bond VIP Class 2	115,940
Templeton Growth VIP Class 2	34,558
AST Global Bond *	19,244

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2020.

7. Financial Highlights
ALIC offers multiple variable annuity contracts through this Account that have unique combinations of features and fees that are assessed to the contractholders. Differences in these fee structures result in various contract expense rates and unit values which in turn result in various expense and total return ratios.
In the table below, the units, the range of lowest to highest unit values, the net assets, the investment income ratio, the range of lowest to highest expense ratios, and the ranges of total returns are presented for each of the sub-accounts. Only rider options within each sub-account that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. These ranges of lowest to highest unit values and total return are based on the product groupings that represent lowest and highest expense ratio amounts. Therefore, some individual contract ratios are not within the ranges presented. The range of the lowest and highest unit fair values disclosed in the Statement of Net Assets may differ from the values disclosed herein because the values in the Statement of Net Assets represent the absolute lowest and highest values without consideration of the corresponding expense ratios.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

Items in the following table are notated as follows:
*    Investment Income Ratio - These amounts represent dividends, excluding realized gain distributions, received by the sub-account from the underlying Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses that result in a reduction in the unit values or redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Fund in which the sub-account invests.
Sub-accounts with a date notation indicate the effective date of that investment option in the Account. Consistent with the total return, the investment income ratio is calculated for the period, or from the effective date, through the end of the reporting period. The investment income ratio for closed sub-accounts is calculated from the beginning of period, or from the effective date, through the last day the sub-account was open. The investment income ratio is reported at zero when no dividend is received in the sub-account during the period or the net asset value at the beginning and end of the period is zero.
** Expense Ratio - These amounts represent the range of annualized contract expenses of the sub-account, consisting of mortality and expense risk charges, and contract administrative expense charges, for each period indicated. The ratios include only those expenses that are charged that result in a reduction in the unit values. Charges made directly to contractholder accounts through the redemption of units and expenses of the underlying Fund have been excluded.
*** Total Return - These amounts represent the total return for the periods indicated, including changes in the value of the underlying Fund, and expenses assessed through the reduction of unit values. The ratio does not include any expenses assessed through the redemption of units. The total return is calculated as the change in the unit value during the reporting period, or the effective period if less than the reporting period, divided by the beginning of period unit value or the unit value on the effective date.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
Alliance Bernstein VPS Growth & Income Class B
2020	1,309	$26.18	-	35.17	$33,922	1.34%	0.70	-	2.59%	(0.16)	-	1.76%
2019	1,477	26.22	-	34.57	38,043	1.02	0.70	-	2.59	20.43	-	22.75
2018	1,654	21.77	-	28.16	35,050	0.73	0.70	-	2.59	(8.28)	-	(6.51)
2017	1,895	23.74	-	30.12	43,475	1.22	0.70	-	2.59	15.55	-	17.77
2016	2,154	20.55	-	25.57	42,440	0.77	0.70	-	2.59	8.20	-	10.30

Alliance Bernstein VPS International Value Class B
2020	460	9.18	-	11.29	4,837	1.55	1.29	-	2.59	(0.42)	-	0.89
2019	513	9.22	-	11.19	5,379	0.79	1.29	-	2.59	13.79	-	15.29
2018	575	8.10	-	9.71	5,251	1.09	1.29	-	2.59	(24.97)	-	(23.98)
2017	595	10.79	-	12.77	7,190	1.82	1.29	-	2.59	21.88	-	23.49
2016	784	8.86	-	10.34	7,726	1.03	1.29	-	2.59	(3.36)	-	(2.07)

Alliance Bernstein VPS Large Cap Growth Class B
2020	1,182	33.03	-	45.24	35,858	—	0.70	-	2.59	31.67	-	34.20
2019	1,359	24.61	-	34.36	31,261	—	0.70	-	2.59	30.91	-	33.43
2018	815	18.44	-	26.25	13,146	—	0.70	-	2.59	(0.32)	-	1.61
2017	935	18.15	-	26.33	15,075	—	0.70	-	2.59	28.29	-	30.76
2016	1,099	13.88	-	20.52	13,723	—	0.70	-	2.59	(0.29)	-	1.64

Alliance Bernstein VPS Small/Mid Value Class B
2020	180	33.38	-	42.17	6,994	0.79	1.29	-	2.59	0.40	-	1.73
2019	194	33.25	-	41.45	7,463	0.32	1.29	-	2.59	16.82	-	18.36
2018	227	28.46	-	35.02	7,427	0.22	1.29	-	2.59	(17.49)	-	(16.39)
2017	271	34.49	-	41.89	10,635	0.24	1.29	-	2.59	9.95	-	11.40
2016	305	31.37	-	37.60	10,817	0.34	1.29	-	2.59	21.57	-	23.19

American Century VP International Class I
2020	< 1	27.71	-	27.71	9	0.48	1.45	-	1.45	24.07	-	24.07
2019	< 1	22.33	-	22.33	7	0.86	1.45	-	1.45	26.57	-	26.57
2018	< 1	17.64	-	17.64	6	1.26	1.45	-	1.45	(16.45)	-	(16.45)
2017	< 1	21.12	-	21.12	7	0.87	1.45	-	1.45	29.32	-	29.32
2016	< 1	16.33	-	16.33	5	1.03	1.45	-	1.45	(6.86)	-	(6.86)

AST Academic Strategies Asset Allocation
2020	187	11.37	-	13.77	2,386	—	1.15	-	2.60	1.57	-	3.03
2019	196	11.20	-	13.37	2,324	—	1.15	-	2.60	13.11	-	14.73
2018	238	9.90	-	11.65	2,566	—	1.15	-	2.60	(10.48)	-	(9.19)
2017	335	11.06	-	12.83	4,015	—	1.15	-	2.60	9.74	-	11.31
2016	376	10.08	-	11.53	4,094	—	1.15	-	2.60	3.64	-	5.13

AST Advanced Strategies
2020	83	16.98	-	20.57	1,610	—	1.15	-	2.60	7.87	-	9.42
2019	83	15.74	-	18.80	1,432	—	1.15	-	2.60	18.77	-	20.47
2018	102	13.26	-	15.60	1,517	—	1.15	-	2.60	(8.29)	-	(6.96)
2017	139	14.45	-	16.77	2,211	—	1.15	-	2.60	13.97	-	15.60
2016	159	12.68	-	14.51	2,193	—	1.15	-	2.60	4.39	-	5.89

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
AST AllianzGI World Trends
2020	35	$14.22	-	17.14	$560	—%	1.15	-	2.65%	11.15	-	12.80%
2019	68	12.79	-	15.19	919	—	1.15	-	2.65	15.00	-	16.70
2018	67	11.12	-	13.02	816	—	1.15	-	2.65	(10.30)	-	(8.96)
2017	104	12.40	-	14.30	1,404	—	1.15	-	2.65	13.24	-	14.91
2016	108	10.95	-	12.44	1,280	—	1.15	-	2.65	2.11	-	3.62

AST Balanced Asset Allocation
2020	292	16.59	-	19.70	5,381	—	1.00	-	2.30	9.25	-	10.66
2019	320	15.18	-	17.80	5,313	—	1.00	-	2.30	16.73	-	18.23
2018	328	13.01	-	15.06	4,681	—	1.00	-	2.30	(7.09)	-	(5.88)
2017	454	14.00	-	16.00	6,947	—	1.00	-	2.30	12.33	-	13.77
2016	547	12.46	-	14.06	7,341	—	1.00	-	2.30	3.91	-	5.25

AST BlackRock Global Strategies
2020	< 1	14.17	-	14.17	2	—	1.55	-	1.55	3.14	-	3.14
2019	< 1	13.74	-	13.74	4	—	1.55	-	1.55	15.82	-	15.82
2018	< 1	11.38	-	11.86	4	—	1.55	-	2.10	(7.24)	-	(6.73)
2017	< 1	12.27	-	12.72	4	—	1.55	-	2.10	10.30	-	10.90
2016	2	11.47	-	11.47	20	—	1.55	-	1.55	5.33	-	5.33

AST BlackRock Low Duration Bond
2020	4	11.37	-	12.40	50	—	1.00	-	1.65	0.89	-	1.54
2019	4	11.27	-	12.21	48	—	1.00	-	1.65	2.92	-	3.58
2018	7	10.95	-	11.79	81	—	1.00	-	1.65	(0.90)	-	(0.26)
2017	9	11.05	-	11.82	98	—	1.00	-	1.65	0.05	-	0.70
2016	8	11.05	-	11.74	89	—	1.00	-	1.65	(0.01)	-	0.63

AST BlackRock/Loomis Sayles Bond
2020	6	15.05	-	16.41	92	—	1.00	-	1.65	5.62	-	6.30
2019	5	14.25	-	15.44	75	—	1.00	-	1.65	7.45	-	8.14
2018	5	13.27	-	14.28	71	—	1.00	-	1.65	(2.28)	-	(1.65)
2017	5	13.58	-	14.52	76	—	1.00	-	1.65	2.67	-	3.33
2016	6	13.22	-	14.05	79	—	1.00	-	1.65	2.54	-	3.20

AST Bond Portfolio 2019 (sub-account expired on January 2, 2020)
2020	—	N/A	-	N/A	—	—	N/A	-	N/A	N/A	-	N/A
2019	—	12.95	-	12.95	—	—	2.00	-	2.00	(0.59)	-	(0.59)
2018	19	13.03	-	13.73	252	—	1.50	-	2.00	(1.42)	-	(0.93)
2017	23	13.21	-	13.86	313	—	1.50	-	2.00	(1.21)	-	(0.73)
2016	23	13.38	-	13.96	316	—	1.50	-	2.00	(0.54)	-	(0.05)

AST Bond Portfolio 2022
2020	40	12.41	-	13.03	510	—	1.50	-	2.00	2.95	-	3.45
2019	42	12.05	-	12.60	509	—	1.50	-	2.00	3.81	-	4.32
2018	24	11.70	-	12.08	291	—	1.50	-	1.90	(2.02)	-	(1.63)
2017	—	11.99	-	11.99	—	—	1.85	-	1.85	(0.27)	-	(0.27)
2016	12	12.02	-	12.02	147	—	1.85	-	1.85	(0.02)	-	(0.02)

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
AST Bond Portfolio 2023
2020	11	$11.31	-	11.31	$128	—%	1.50	-	1.50%	5.19	-	5.19%
2019	11	10.75	-	10.75	122	—	1.50	-	1.50	4.93	-	4.93
2018	11	10.24	-	10.24	116	—	1.50	-	1.50	(1.75)	-	(1.75)
2017	5	10.42	-	10.42	57	—	1.50	-	1.50	0.19	-	0.19
2016	5	10.40	-	10.40	57	—	1.50	-	1.50	0.40	-	0.40

AST Bond Portfolio 2024
2020	5	11.25	-	11.25	56	—	1.50	-	1.50	7.05	-	7.05
2019	5	10.51	-	10.51	52	—	1.50	-	1.50	6.36	-	6.36
2018	5	9.89	-	9.89	49	—	1.50	-	1.50	(2.12)	-	(2.12)
2017	5	10.10	-	10.10	50	—	1.50	-	1.50	0.18	-	0.18
2016	8	10.08	-	10.08	80	—	1.50	-	1.50	0.40	-	0.40

AST Bond Portfolio 2026
2020	12	11.66	-	11.66	144	—	1.50	-	1.50	9.04	-	9.04
2019	28	10.69	-	10.69	297	—	1.50	-	1.50	8.40	-	8.40
2018	44	9.67	-	9.86	432	—	1.50	-	2.00	(2.99)	-	(2.51)
2017	65	9.97	-	10.12	650	—	1.50	-	2.00	0.42	-	0.91
2016	80	9.93	-	10.03	794	—	1.50	-	2.00	0.08	-	0.57

AST Bond Portfolio 2027 (sub-account launched on January 4, 2016)
2020	—	11.72	-	11.72	—	—	1.50	-	1.50	10.21	-	10.21
2019	1	10.53	-	10.64	12	—	1.50	-	1.75	8.78	-	9.05
2018	6	9.61	-	9.75	54	—	1.50	-	2.00	(3.21)	-	(2.73)
2017	11	9.93	-	10.03	109	—	1.50	-	2.00	0.67	-	1.17
2016	34	9.86	-	9.91	333	—	1.50	-	2.00	(1.37)	-	(0.88)

AST Bond Portfolio 2029 (sub-account launched on January 3, 2018)
2020	—	12.20	-	12.29	—	—	1.50	-	1.75	14.29	-	14.57
2019	3	10.67	-	10.72	37	—	1.50	-	1.75	10.36	-	10.64
2018	—	N/A	-	N/A	—	—	N/A	-	N/A	N/A	-	N/A

AST Bond Portfolio 2030 (sub-account launched on January 2, 2019)
2020	13	12.65	-	12.72	166	—	1.50	-	1.75	12.54	-	12.82
2019	—	N/A	-	N/A	—	—	N/A	-	N/A	N/A	-	N/A

AST Bond Portfolio 2031 (sub-account launched on January 2, 2020)
2020	1	11.15	-	11.15	13	—	1.50	-	1.50	11.54	-	11.54

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
AST Capital Growth Asset Allocation
2020	191	$17.13	-	19.95	$3,588	—%	1.15	-	2.30%	10.87	-	12.13%
2019	228	15.46	-	17.79	3,722	—	1.15	-	2.30	19.50	-	20.86
2018	233	12.93	-	14.72	3,264	—	1.15	-	2.30	(8.34)	-	(7.29)
2017	334	14.18	-	15.88	4,985	—	1.15	-	2.25	15.30	-	16.55
2016	342	12.30	-	13.62	4,411	—	1.15	-	2.25	4.49	-	5.62

AST Cohen & Steers Global Realty
2020	< 1	15.10	-	15.10	2	—	1.65	-	1.65	(4.52)	-	(4.52)
2019	< 1	15.82	-	15.82	2	—	1.65	-	1.65	23.09	-	23.09
2018	< 1	12.85	-	13.53	2	—	1.15	-	1.65	(6.27)	-	(5.80)
2017	< 1	13.71	-	14.36	2	—	1.15	-	1.65	9.09	-	9.63
2016	< 1	12.57	-	13.10	2	—	1.15	-	1.65	(0.74)	-	(0.25)

AST Cohen & Steers Realty
2020	< 1	19.65	-	20.04	11	—	1.50	-	1.65	(4.42)	-	(4.28)
2019	< 1	20.56	-	20.94	12	—	1.50	-	1.65	29.08	-	29.28
2018	< 1	15.93	-	16.85	9	—	1.15	-	1.65	(6.31)	-	(5.84)
2017	1	17.00	-	17.90	10	—	1.15	-	1.65	4.52	-	5.04
2016	1	16.26	-	17.04	10	—	1.15	-	1.65	3.12	-	3.62

AST Emerging Markets Equity
2020	< 1	10.04	-	10.04	5	—	1.65	-	1.65	2.37	-	2.37
2019	< 1	9.81	-	9.81	5	—	1.65	-	1.65	11.51	-	11.51
2018	< 1	8.80	-	8.80	5	—	1.65	-	1.65	(15.45)	-	(15.45)
2017	1	10.40	-	10.90	6	—	1.15	-	1.65	24.33	-	24.94
2016	1	8.37	-	8.72	12	—	1.15	-	1.65	10.54	-	11.08

AST Fidelity Institutional AMSM Quantitative
2020	70	13.14	-	15.92	1,071	—	1.15	-	2.60	6.00	-	7.52
2019	77	12.40	-	14.80	1,094	—	1.15	-	2.60	16.96	-	18.63
2018	79	10.60	-	12.48	949	—	1.15	-	2.60	(10.10)	-	(8.80)
2017	98	11.79	-	13.68	1,298	—	1.15	-	2.60	13.52	-	15.15
2016	127	10.39	-	11.88	1,449	—	1.15	-	2.60	1.61	-	3.07

AST Goldman Sachs Multi-Asset
2020	31	14.03	-	15.80	467	—	1.15	-	2.10	6.72	-	7.73
2019	27	13.30	-	14.67	378	—	1.15	-	2.00	13.74	-	14.70
2018	27	11.69	-	12.79	339	—	1.15	-	2.00	(8.89)	-	(8.12)
2017	29	12.71	-	13.92	394	—	1.15	-	2.10	9.98	-	11.01
2016	38	11.56	-	12.54	457	—	1.15	-	2.10	2.32	-	4.06

AST Goldman Sachs Small-Cap Value
2020	< 1	25.04	-	25.04	2	—	1.65	-	1.65	0.77	-	0.77
2019	< 1	24.85	-	24.85	2	—	1.65	-	1.65	20.64	-	20.64
2018	< 1	20.60	-	20.60	2	—	1.65	-	1.65	(15.47)	-	(15.47)
2017	< 1	24.37	-	25.53	3	—	1.15	-	1.65	10.37	-	10.91
2016	< 1	22.08	-	23.02	9	—	1.15	-	1.65	22.30	-	22.90

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
AST Government Money Market
2020	23	$8.33	-	9.32	$196	0.26%	1.15	-	2.00%	(1.74)	-	(0.91)%
2019	48	8.47	-	9.40	302	1.67	1.15	-	2.00	(0.31)	-	0.53
2018	28	8.50	-	9.35	237	1.24	1.15	-	2.00	(0.70)	-	0.14
2017	41	8.56	-	9.34	363	—	1.15	-	2.00	(1.62)	-	(0.80)
2016	51	8.70	-	9.55	458	—	1.00	-	2.00	(1.96)	-	(0.99)

AST High Yield
2020	2	18.65	-	19.03	33	—	1.00	-	1.15	1.47	-	1.62
2019	2	18.39	-	18.73	30	—	1.00	-	1.15	13.99	-	14.16
2018	2	16.13	-	16.41	27	—	1.00	-	1.15	(3.11)	-	(2.96)
2017	2	16.65	-	16.91	28	—	1.00	-	1.15	6.25	-	6.41
2016	2	15.16	-	15.89	28	—	1.00	-	1.15	13.69	-	14.25

AST Hotchkis & Wiley Large-Cap Value
2020	< 1	17.08	-	17.08	1	—	1.15	-	1.15	(0.87)	-	(0.87)
2019	< 1	17.23	-	17.23	1	—	1.15	-	1.15	28.05	-	28.05
2018	< 1	13.46	-	13.46	1	—	1.15	-	1.15	(15.13)	-	(15.13)
2017	< 1	15.86	-	15.86	1	—	1.15	-	1.15	17.84	-	17.84
2016	< 1	13.46	-	13.46	1	—	1.15	-	1.15	18.52	-	18.52

AST International Growth
2020	4	16.43	-	17.56	63	—	1.15	-	1.65	29.19	-	29.83
2019	4	12.72	-	13.53	49	—	1.15	-	1.65	29.96	-	30.61
2018	4	9.79	-	10.36	40	—	1.15	-	1.65	(14.75)	-	(14.32)
2017	4	11.48	-	12.09	49	—	1.15	-	1.65	33.23	-	33.89
2016	4	8.62	-	9.03	40	—	1.15	-	1.65	(5.34)	-	(4.87)

AST International Value
2020	2	9.74	-	10.40	22	—	1.15	-	1.65	(2.22)	-	(1.74)
2019	2	9.96	-	10.59	23	—	1.15	-	1.65	18.07	-	18.66
2018	4	8.43	-	8.92	35	—	1.15	-	1.65	(17.51)	-	(17.10)
2017	5	10.22	-	10.76	48	—	1.15	-	1.65	20.82	-	21.42
2016	6	8.46	-	8.86	51	—	1.15	-	1.65	(1.05)	-	(0.56)

AST Investment Grade Bond
2020	87	18.79	-	21.02	1,742	—	1.15	-	2.05	14.12	-	15.14
2019	115	16.46	-	18.26	1,982	—	1.15	-	2.05	8.99	-	9.96
2018	249	15.10	-	16.60	3,979	—	1.15	-	2.05	(2.28)	-	(1.41)
2017	94	15.46	-	16.84	1,526	—	1.15	-	2.05	2.22	-	3.13
2016	170	15.12	-	16.33	2,682	—	1.15	-	2.05	2.11	-	3.02

AST J.P. Morgan Global Thematic
2020	7	17.45	-	19.17	133	—	1.15	-	1.90	11.05	-	11.87
2019	8	15.72	-	17.14	134	—	1.15	-	1.90	17.20	-	18.07
2018	16	13.13	-	14.51	227	—	1.15	-	2.10	(9.29)	-	(8.43)
2017	10	14.48	-	15.85	151	—	1.15	-	2.10	14.55	-	15.63
2016	8	13.02	-	13.71	113	—	1.15	-	1.75	3.41	-	4.02

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
AST J.P. Morgan International Equity
2020	8	$12.43	-	13.91	$95	—%	1.15	-	2.00%	10.86	-	11.79%
2019	8	11.21	-	12.45	85	—	1.15	-	2.00	24.73	-	25.77
2018	9	8.99	-	9.90	85	—	1.15	-	2.00	(19.10)	-	(18.41)
2017	10	11.11	-	12.13	111	—	1.15	-	2.00	27.09	-	28.16
2016	5	8.74	-	9.46	47	—	1.15	-	2.00	(0.06)	-	0.77

AST J.P. Morgan Strategic Opportunities
2020	111	13.64	-	16.52	1,746	—	1.15	-	2.60	8.53	-	10.08
2019	118	12.57	-	15.00	1,661	—	1.15	-	2.60	11.70	-	13.30
2018	138	11.25	-	13.24	1,756	—	1.15	-	2.60	(7.55)	-	(6.21)
2017	200	12.17	-	14.12	2,677	—	1.15	-	2.60	9.30	-	10.87
2016	200	11.13	-	12.73	2,432	—	1.15	-	2.60	1.21	-	2.66

AST Loomis Sayles Large-Cap Growth
2020	6	32.02	-	36.56	203	—	1.00	-	2.00	29.01	-	30.29
2019	7	24.82	-	28.06	173	—	1.00	-	2.00	29.05	-	30.33
2018	8	19.24	-	21.53	172	—	1.00	-	2.00	(4.61)	-	(3.66)
2017	9	20.16	-	22.35	195	—	1.00	-	2.00	30.39	-	31.67
2016	10	15.47	-	16.97	170	—	1.00	-	2.00	3.51	-	4.53

AST MFS Global Equity
2020	< 1	24.24	-	24.73	22	—	1.00	-	1.15	12.88	-	13.05
2019	< 1	21.48	-	21.88	21	—	1.00	-	1.15	28.48	-	28.67
2018	3	16.72	-	17.00	45	—	1.00	-	1.15	(10.59)	-	(10.45)
2017	3	18.70	-	18.99	61	—	1.00	-	1.15	22.43	-	22.61
2016	4	14.78	-	15.49	61	—	1.00	-	1.50	5.53	-	6.05

AST MFS Growth
2020	< 1	37.67	-	37.67	6	—	1.15	-	1.15	28.99	-	28.99
2019	< 1	29.20	-	29.20	4	—	1.15	-	1.15	36.21	-	36.21
2018	< 1	21.44	-	21.44	3	—	1.15	-	1.15	0.98	-	0.98
2017	< 1	21.23	-	21.23	4	—	1.15	-	1.15	29.22	-	29.22
2016	< 1	16.43	-	16.43	4	—	1.15	-	1.15	0.75	-	0.75

AST MFS Growth Allocation
2020	—	16.18	-	17.03	—	—	1.50	-	2.10	7.61	-	8.25
2019	12	15.04	-	15.73	184	—	1.50	-	2.10	20.23	-	20.95
2018	13	12.51	-	13.01	164	—	1.50	-	2.10	(10.17)	-	(9.64)
2017	14	13.92	-	14.40	191	—	1.50	-	2.10	14.10	-	14.77
2016	14	12.20	-	12.54	173	—	1.50	-	2.10	2.18	-	2.78

AST Mid-Cap Growth
2020	1	31.38	-	35.83	49	—	1.00	-	2.00	32.19	-	33.50
2019	2	23.74	-	26.84	42	—	1.00	-	2.00	27.60	-	28.87
2018	5	18.60	-	20.83	97	—	1.00	-	2.00	(6.24)	-	(5.30)
2017	6	19.84	-	21.99	125	—	1.00	-	2.00	24.60	-	25.83
2016	6	15.92	-	17.48	100	—	1.00	-	2.00	(0.35)	-	0.64

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
AST Neuberger Berman/LSV Mid-Cap Value
2020	1	$18.98	-	20.28	$21	—%	1.15	-	1.65%	(3.38)	-	(2.90)%
2019	1	19.64	-	20.89	24	—	1.15	-	1.65	19.05	-	19.64
2018	1	16.50	-	17.46	20	—	1.15	-	1.65	(17.81)	-	(17.40)
2017	1	20.07	-	21.13	25	—	1.15	-	1.65	11.94	-	12.50
2016	1	17.93	-	18.79	27	—	1.15	-	1.65	16.31	-	16.89

AST Preservation Asset Allocation
2020	236	15.26	-	17.65	3,959	—	1.15	-	2.25	6.68	-	7.84
2019	247	14.31	-	16.37	3,822	—	1.15	-	2.25	12.21	-	13.43
2018	291	12.75	-	14.43	4,045	—	1.15	-	2.25	(4.99)	-	(3.95)
2017	431	12.95	-	15.02	6,219	—	1.15	-	2.60	7.34	-	8.88
2016	439	12.06	-	13.80	5,847	—	1.15	-	2.60	2.85	-	4.33

AST Prudential Growth Allocation
2020	645	13.42	-	16.26	9,998	—	1.15	-	2.60	3.17	-	4.65
2019	713	13.01	-	15.53	10,483	—	1.15	-	2.60	16.15	-	17.82
2018	702	11.20	-	13.18	8,881	—	1.15	-	2.60	(9.95)	-	(8.65)
2017	985	12.44	-	14.43	13,652	—	1.15	-	2.60	13.16	-	14.78
2016	879	10.99	-	12.57	10,655	—	1.15	-	2.60	7.31	-	8.84

AST QMA US Equity Alpha
2020	1	19.97	-	22.06	22	—	1.00	-	1.75	(6.82)	-	(6.13)
2019	2	21.44	-	23.50	38	—	1.00	-	1.75	22.32	-	23.23
2018	2	17.52	-	19.07	46	—	1.00	-	1.75	(9.81)	-	(9.13)
2017	3	19.43	-	20.99	60	—	1.00	-	1.75	20.15	-	21.04
2016	3	16.17	-	17.34	51	—	1.00	-	1.75	12.87	-	13.71

AST Small-Cap Growth
2020	< 1	37.29	-	39.85	11	—	1.00	-	1.50	46.20	-	46.92
2019	< 1	25.51	-	25.51	1	—	1.50	-	1.50	28.19	-	28.19
2018	< 1	19.90	-	19.90	< 1	—	1.50	-	1.50	(9.77)	-	(9.77)
2017	< 1	22.05	-	22.05	1	—	1.50	-	1.50	22.09	-	22.09
2016	< 1	18.06	-	18.06	< 1	—	1.50	-	1.50	10.42	-	10.42

AST Small-Cap Growth Opportunities
2020	< 1	28.68	-	31.27	18	—	1.00	-	1.65	32.99	-	33.85
2019	1	21.57	-	23.36	27	—	1.00	-	1.65	34.26	-	35.13
2018	1	16.06	-	17.29	20	—	1.00	-	1.65	(12.30)	-	(11.73)
2017	1	18.32	-	19.59	24	—	1.00	-	1.65	25.62	-	26.43
2016	1	14.58	-	15.49	20	—	1.00	-	1.65	5.95	-	6.63

AST Small-Cap Value
2020	2	18.70	-	19.98	32	—	1.15	-	1.65	(0.78)	-	(0.29)
2019	2	18.84	-	20.04	33	—	1.15	-	1.65	20.00	-	20.59
2018	2	15.70	-	16.62	27	—	1.15	-	1.65	(18.43)	-	(18.02)
2017	2	19.25	-	20.27	34	—	1.15	-	1.65	5.61	-	6.13
2016	2	18.23	-	19.10	36	—	1.15	-	1.65	27.11	-	27.73

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
AST T. Rowe Price Asset Allocation
2020	180	$17.88	-	20.68	$3,467	—%	1.15	-	2.25%	10.05	-	11.25%
2019	203	16.25	-	18.59	3,565	—	1.15	-	2.25	18.18	-	19.47
2018	201	13.22	-	15.56	2,962	—	1.15	-	2.60	(7.74)	-	(6.41)
2017	280	14.33	-	16.63	4,399	—	1.15	-	2.60	12.49	-	14.10
2016	291	12.74	-	14.57	4,049	—	1.15	-	2.60	4.82	-	6.32

AST T. Rowe Price Large-Cap Growth
2020	< 1	45.71	-	47.89	10	—	1.15	-	1.50	37.74	-	38.22
2019	< 1	33.19	-	34.65	9	—	1.15	-	1.50	26.33	-	26.77
2018	< 1	26.27	-	27.33	7	—	1.15	-	1.50	2.32	-	2.68
2017	< 1	25.67	-	26.62	7	—	1.15	-	1.50	35.85	-	36.32
2016	1	18.90	-	19.53	20	—	1.15	-	1.50	1.18	-	1.53

AST T. Rowe Price Large-Cap Value
2020	8	13.14	-	15.01	104	—	1.00	-	2.00	0.09	-	1.08
2019	8	13.13	-	14.85	106	—	1.00	-	2.00	23.50	-	24.72
2018	1	11.06	-	11.70	16	—	1.15	-	1.65	(11.19)	-	(10.74)
2017	1	12.45	-	13.11	18	—	1.15	-	1.65	14.66	-	15.23
2016	1	10.86	-	11.38	16	—	1.15	-	1.65	4.41	-	4.92

AST T. Rowe Price Natural Resources
2020	3	8.34	-	8.91	21	—	1.15	-	1.65	(3.81)	-	(3.34)
2019	4	8.67	-	9.22	32	—	1.15	-	1.65	14.97	-	15.54
2018	4	7.54	-	7.98	33	—	1.15	-	1.65	(18.02)	-	(17.61)
2017	5	9.20	-	9.69	45	—	1.15	-	1.65	8.52	-	9.05
2016	5	8.48	-	8.88	44	—	1.15	-	1.65	22.59	-	23.20

AST Templeton Global Bond (sub-account merged on November 13, 2020)
2020	—	10.49	-	11.20	—	—	1.15	-	1.65	(6.83)	-	(6.42)
2019	2	11.26	-	11.97	21	—	1.15	-	1.65	(0.05)	-	0.45
2018	2	11.26	-	11.91	22	—	1.15	-	1.65	0.33	-	0.83
2017	2	11.22	-	11.82	23	—	1.15	-	1.65	0.39	-	0.88
2016	4	11.18	-	11.71	41	—	1.15	-	1.65	2.66	-	3.17

AST WEDGE Capital Mid-Cap Value
2020	2	16.44	-	18.40	32	—	1.15	-	2.00	(7.66)	-	(6.88)
2019	2	17.81	-	19.76	35	—	1.15	-	2.00	16.81	-	17.79
2018	2	15.25	-	16.78	30	—	1.15	-	2.00	(18.17)	-	(17.48)
2017	2	18.63	-	20.33	36	—	1.15	-	2.00	16.21	-	17.18
2016	2	16.03	-	17.35	39	—	1.15	-	2.00	11.76	-	12.70

AST Wellington Management Hedged Equity
2020	17	14.04	-	14.51	244	—	1.50	-	1.75	4.82	-	5.08
2019	18	13.39	-	13.81	248	—	1.50	-	1.75	18.48	-	18.77
2018	18	11.31	-	11.63	207	—	1.50	-	1.75	(6.64)	-	(6.41)
2017	19	12.11	-	12.42	238	—	1.50	-	1.75	11.64	-	11.92
2016	20	10.85	-	11.10	215	—	1.50	-	1.75	4.69	-	4.95

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
AST Western Asset Core Plus Bond
2020	4	$15.21	-	16.23	$67	—%	1.00	-	1.50%	6.51	-	7.04%
2019	4	14.28	-	15.16	61	—	1.00	-	1.50	10.64	-	11.19
2018	4	12.91	-	13.64	58	—	1.00	-	1.50	(3.72)	-	(3.24)
2017	1	14.09	-	14.09	12	—	1.00	-	1.00	5.26	-	5.26
2016	1	13.39	-	13.39	12	—	1.00	-	1.00	4.11	-	4.11

BNY Mellon Stock Index Fund, Inc.
2020	7	30.46	-	37.17	259	1.56	1.15	-	1.60	16.13	-	16.66
2019	8	26.23	-	31.86	247	1.70	1.15	-	1.60	29.09	-	29.68
2018	10	20.32	-	24.57	224	1.66	1.15	-	1.60	(6.17)	-	(5.73)
2017	10	21.65	-	26.06	244	1.69	1.15	-	1.60	19.60	-	20.15
2016	10	18.10	-	21.69	214	1.81	1.15	-	1.60	9.92	-	10.43

BNY Mellon Sustainable U.S. Equity Portfolio, Inc
2020	< 1	30.78	-	30.78	16	1.07	1.15	-	1.15	22.72	-	22.72
2019	< 1	25.08	-	25.08	13	1.44	1.15	-	1.15	32.82	-	32.82
2018	< 1	18.07	-	18.89	10	2.04	1.15	-	1.37	(5.71)	-	(5.50)
2017	1	19.16	-	19.98	26	1.14	1.15	-	1.37	13.77	-	14.02
2016	1	16.84	-	17.53	23	1.23	1.15	-	1.37	8.88	-	9.11

BNY Mellon VIF Government Money Market
2020	18	8.73	-	11.11	174	0.21	1.15	-	1.85	(1.63)	-	(0.93)
2019	18	8.87	-	11.22	177	1.65	1.15	-	1.85	(0.21)	-	0.50
2018	18	8.89	-	11.16	178	1.26	1.15	-	1.85	(0.59)	-	0.12
2017	23	8.95	-	11.15	231	0.29	1.15	-	1.85	(1.50)	-	(0.80)
2016	32	9.08	-	11.24	328	0.01	1.15	-	1.85	(1.83)	-	(1.13)

BNY Mellon VIF Growth and Income Initial Shares
2020	< 1	26.71	-	37.33	21	0.77	1.15	-	1.65	22.59	-	23.21
2019	< 1	21.79	-	30.30	20	1.08	1.15	-	1.65	27.01	-	27.64
2018	< 1	17.15	-	23.74	16	0.80	1.15	-	1.65	(6.25)	-	(5.78)
2017	< 1	18.30	-	25.20	22	0.86	1.15	-	1.65	17.76	-	18.34
2016	2	15.54	-	21.29	44	1.01	1.15	-	1.65	8.24	-	8.78

DWS Bond VIP Class A
2020	8	19.57	-	20.01	167	2.86	0.70	-	0.80	8.20	-	8.31
2019	9	18.09	-	18.48	170	3.18	0.70	-	0.80	9.74	-	9.85
2018	10	16.48	-	16.82	171	4.68	0.70	-	0.80	(3.44)	-	(3.34)
2017	12	17.07	-	17.40	202	2.40	0.70	-	0.80	4.99	-	5.09
2016	12	16.26	-	16.56	197	5.05	0.70	-	0.80	5.08	-	5.19

DWS Capital Growth VIP Class A
2020	33	51.15	-	52.30	1,731	0.51	0.70	-	0.80	37.93	-	38.07
2019	39	37.09	-	37.88	1,475	0.44	0.70	-	0.80	36.04	-	36.18
2018	44	27.26	-	27.82	1,211	0.73	0.70	-	0.80	(2.39)	-	(2.29)
2017	50	27.93	-	28.47	1,423	0.75	0.70	-	0.80	25.29	-	25.42
2016	56	22.29	-	22.70	1,273	0.76	0.70	-	0.80	3.41	-	3.52

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
DWS Core Equity VIP Class A
2020	16	$34.34	-	35.11	$544	1.40%	0.70	-	0.80%	15.21	-	15.32%
2019	17	29.80	-	30.44	513	1.18	0.70	-	0.80	29.26	-	29.39
2018	20	23.06	-	23.53	476	1.90	0.70	-	0.80	(6.44)	-	(6.35)
2017	25	24.65	-	25.12	613	1.19	0.70	-	0.80	20.05	-	20.17
2016	27	20.53	-	20.91	553	1.34	0.70	-	0.80	9.60	-	9.71

DWS CROCI® International VIP Class A
2020	9	13.79	-	14.10	133	3.53	0.70	-	0.80	1.79	-	1.89
2019	10	13.55	-	13.84	144	3.02	0.70	-	0.80	20.80	-	20.92
2018	12	11.22	-	11.45	138	1.11	0.70	-	0.80	(15.08)	-	(15.00)
2017	14	13.21	-	13.47	182	7.00	0.70	-	0.80	20.99	-	21.11
2016	15	10.92	-	11.12	166	10.47	0.70	-	0.80	(0.07)	-	0.03

DWS Global Income Builder VIP Class A
2020	22	21.61	-	21.95	484	3.20	0.70	-	0.80	7.41	-	7.52
2019	18	20.12	-	20.41	376	4.94	0.70	-	0.80	19.21	-	19.33
2018	30	16.87	-	17.11	520	4.35	0.70	-	0.80	(8.40)	-	(8.31)
2017	54	18.42	-	18.66	1,007	2.97	0.70	-	0.80	15.61	-	15.73
2016	66	15.94	-	16.12	1,064	4.02	0.70	-	0.80	5.96	-	6.07

DWS Global Small Cap VIP Class A
2020	13	44.48	-	45.48	571	0.84	0.70	-	0.80	16.42	-	16.54
2019	15	38.20	-	39.02	601	—	0.70	-	0.80	20.32	-	20.44
2018	18	31.75	-	32.40	590	0.29	0.70	-	0.80	(21.15)	-	(21.07)
2017	20	40.27	-	41.05	824	—	0.70	-	0.80	19.07	-	19.19
2016	24	33.82	-	34.44	809	0.39	0.70	-	0.80	0.76	-	0.86

DWS Government Money Market VIP Class A
2020	8	10.12	-	10.26	82	0.20	0.70	-	0.80	(0.56)	-	(0.47)
2019	6	10.18	-	10.31	67	1.75	0.70	-	0.80	0.96	-	1.06
2018	6	10.08	-	10.20	66	1.29	0.70	-	0.80	0.58	-	0.68
2017	14	10.02	-	10.13	144	0.41	0.70	-	0.80	(0.35)	-	(0.25)
2016	18	10.06	-	10.16	183	0.06	0.70	-	0.80	(0.74)	-	(0.64)

DWS Small Mid Cap Growth VIP Class A
2020	12	31.85	-	32.35	395	0.05	0.70	-	0.80	29.14	-	29.27
2019	12	24.66	-	25.03	306	—	0.70	-	0.80	21.44	-	21.56
2018	14	20.31	-	20.59	289	—	0.70	-	0.80	(14.28)	-	(14.20)
2017	17	23.69	-	23.99	406	0.11	0.70	-	0.80	21.15	-	21.27
2016	21	19.56	-	19.79	417	—	0.70	-	0.80	8.20	-	8.31

Federated Hermes Government Money Fund II
2020	181	8.72	-	10.73	2,013	0.22	1.15	-	1.85	(1.64)	-	(0.94)
2019	215	8.87	-	10.83	2,406	1.63	1.15	-	1.85	(0.23)	-	0.48
2018	236	8.89	-	10.78	2,642	1.24	1.15	-	1.85	(0.62)	-	0.09
2017	271	8.94	-	10.77	3,047	0.30	1.15	-	1.85	(1.53)	-	(0.83)
2016	312	9.08	-	10.86	3,537	—	1.15	-	1.85	(1.84)	-	(1.14)

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
Fidelity VIP Contrafund Initial Class
2020	98	$39.12	-	61.92	$4,737	0.25%	1.15	-	1.65%	28.43	-	29.07%
2019	120	30.46	-	47.97	4,503	0.45	1.15	-	1.65	29.43	-	30.07
2018	134	26.94	-	36.88	3,919	0.70	1.15	-	1.65	(7.92)	-	(7.45)
2017	134	25.56	-	39.85	4,251	0.99	1.15	-	1.65	19.89	-	20.49
2016	151	21.32	-	33.08	3,971	0.79	1.15	-	1.65	6.24	-	6.77

Fidelity VIP Contrafund Service Class 2
2020	813	26.68	-	40.34	27,177	0.08	1.29	-	2.44	27.08	-	28.56
2019	977	20.99	-	31.38	25,524	0.21	1.29	-	2.44	28.09	-	29.58
2018	1,167	19.01	-	20.20	23,618	0.43	1.29	-	2.59	(9.06)	-	(7.85)
2017	1,381	20.63	-	22.22	30,415	0.76	1.29	-	2.59	18.46	-	20.03
2016	1,618	17.19	-	18.75	29,795	0.57	1.29	-	2.59	4.95	-	6.34

Fidelity VIP Equity-Income Initial Class
2020	19	25.14	-	31.49	534	1.81	1.15	-	1.65	4.95	-	5.47
2019	21	23.95	-	29.85	579	1.99	1.15	-	1.65	25.36	-	25.99
2018	24	19.11	-	23.70	512	2.24	1.15	-	1.65	(9.80)	-	(9.35)
2017	24	21.18	-	26.14	588	1.68	1.15	-	1.65	11.05	-	11.61
2016	28	19.08	-	23.42	616	2.14	1.15	-	1.65	16.09	-	16.67

Fidelity VIP Equity-Income Service Class 2
2020	22	22.06	-	24.37	522	1.66	1.35	-	1.85	4.48	-	5.01
2019	22	21.11	-	23.21	502	1.83	1.35	-	1.85	24.77	-	25.39
2018	23	16.92	-	18.51	417	2.06	1.35	-	1.85	(10.23)	-	(9.78)
2017	24	18.85	-	20.51	483	1.52	1.35	-	1.85	10.58	-	11.13
2016	27	17.05	-	18.46	487	1.97	1.35	-	1.85	15.54	-	16.12

Fidelity VIP Freedom 2010 Service Class 2
2020	150	16.28	-	19.04	2,670	1.03	1.29	-	2.34	9.63	-	10.79
2019	163	14.85	-	17.19	2,629	1.87	1.29	-	2.34	13.06	-	14.26
2018	198	13.40	-	15.04	2,855	1.38	1.29	-	2.19	(6.36)	-	(5.50)
2017	219	14.30	-	15.92	3,354	1.12	1.29	-	2.19	10.34	-	11.35
2016	306	12.96	-	14.30	4,237	1.29	1.29	-	2.19	2.93	-	3.88

Fidelity VIP Freedom 2020 Service Class 2
2020	158	17.52	-	20.33	3,040	0.97	1.29	-	2.29	12.11	-	13.24
2019	185	15.63	-	17.96	3,144	1.86	1.29	-	2.29	17.15	-	18.34
2018	189	13.34	-	15.17	2,737	1.30	1.29	-	2.29	(8.23)	-	(7.29)
2017	190	14.54	-	16.37	2,970	1.26	1.29	-	2.29	13.62	-	14.77
2016	220	12.79	-	14.26	3,014	1.27	1.29	-	2.29	3.39	-	4.44

Fidelity VIP Freedom 2030 Service Class 2
2020	33	20.57	-	22.16	694	0.95	1.29	-	1.79	14.56	-	15.14
2019	40	16.99	-	19.25	728	1.53	1.29	-	2.19	21.41	-	22.51
2018	50	13.99	-	15.71	750	0.78	1.29	-	2.19	(10.07)	-	(9.25)
2017	85	16.12	-	17.31	1,424	1.06	1.29	-	1.89	18.43	-	19.14
2016	107	13.61	-	14.53	1,501	1.18	1.29	-	1.89	4.37	-	5.01

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
Fidelity VIP Freedom Income Service Class 2
2020	39	$13.73	-	15.94	$588	0.99%	1.29	-	2.29%	7.77	-	8.87%
2019	45	12.74	-	14.64	630	1.63	1.29	-	2.29	9.09	-	10.20
2018	57	11.68	-	13.29	726	1.43	1.29	-	2.29	(4.51)	-	(3.54)
2017	65	12.23	-	13.77	859	1.35	1.29	-	2.29	5.89	-	6.97
2016	63	11.55	-	12.88	780	0.85	1.29	-	2.29	1.79	-	2.83

Fidelity VIP Government Money Market Initial Class (sub-account launched on April 29, 2016)
2020	3,081	9.53	-	10.15	30,242	0.33	0.70	-	2.05	(1.72)	-	(0.38)
2019	3,278	9.70	-	10.19	32,525	2.00	0.70	-	2.05	(0.05)	-	1.30
2018	3,705	9.70	-	10.06	36,559	1.70	0.70	-	2.05	(0.42)	-	0.94
2017	1,890	9.74	-	9.97	18,615	0.69	0.70	-	2.05	(1.36)	-	(0.03)
2016	2,034	9.88	-	9.97	20,183	0.32	0.70	-	2.05	(1.21)	-	(0.32)

Fidelity VIP Government Money Market Service Class 2
2020	4,282	7.92	-	9.06	39,740	0.25	1.25	-	2.59	(2.34)	-	(1.01)
2019	4,528	8.11	-	9.15	42,657	1.75	1.25	-	2.59	(0.85)	-	0.50
2018	4,908	8.18	-	9.11	46,263	1.43	1.25	-	2.59	(1.22)	-	0.13
2017	3,119	8.28	-	9.10	29,240	0.46	1.25	-	2.59	(2.16)	-	(0.82)
2016	3,027	8.47	-	9.17	28,836	0.02	1.25	-	2.59	(2.57)	-	(1.23)

Fidelity VIP Growth & Income Service Class 2
2020	133	23.86	-	28.66	3,560	1.92	1.29	-	2.44	4.99	-	6.21
2019	143	22.73	-	26.98	3,615	3.49	1.29	-	2.44	26.54	-	28.01
2018	176	17.96	-	21.08	3,483	0.20	1.29	-	2.44	(11.41)	-	(10.37)
2017	208	19.88	-	23.52	4,608	1.02	1.29	-	2.59	13.62	-	15.11
2016	258	17.50	-	20.43	5,000	1.47	1.29	-	2.59	12.82	-	14.32

Fidelity VIP Growth Initial Class
2020	103	28.24	-	49.92	3,957	0.08	1.15	-	1.65	41.54	-	42.25
2019	122	19.95	-	35.10	3,306	0.26	1.15	-	1.65	32.12	-	32.78
2018	139	19.57	-	26.43	2,823	0.24	1.15	-	1.65	(1.81)	-	(1.32)
2017	141	15.38	-	26.78	2,961	0.23	1.15	-	1.65	32.93	-	33.59
2016	182	11.57	-	20.05	2,872	0.04	1.15	-	1.65	(0.84)	-	(0.35)

Fidelity VIP Growth Opportunities Service Class 2
2020	41	53.91	-	63.99	2,455	—	1.29	-	2.44	64.16	-	66.07
2019	49	32.84	-	38.53	1,793	—	1.29	-	2.44	37.09	-	38.69
2018	46	23.96	-	27.79	1,219	0.09	1.29	-	2.44	9.47	-	10.76
2017	66	21.88	-	25.09	1,588	0.11	1.29	-	2.44	30.93	-	32.45
2016	72	16.71	-	18.94	1,323	0.05	1.29	-	2.44	(2.37)	-	(1.22)

Fidelity VIP Growth Service Class 2
2020	5	32.95	-	36.41	182	0.04	1.35	-	1.85	40.91	-	41.61
2019	6	23.39	-	25.71	141	0.05	1.35	-	1.85	31.51	-	32.17
2018	6	17.78	-	19.45	109	0.04	1.35	-	1.85	(2.28)	-	(1.78)
2017	6	18.20	-	19.80	125	0.09	1.35	-	1.85	32.34	-	33.00
2016	7	13.75	-	14.89	105	—	1.35	-	1.85	(1.31)	-	(0.80)

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
Fidelity VIP High Income Initial Class
2020	10	$18.88	-	21.49	$188	4.95%	1.15	-	1.65%	1.06	-	1.57%
2019	11	18.68	-	21.16	211	4.63	1.15	-	1.65	13.22	-	13.79
2018	14	16.50	-	18.59	236	5.28	1.15	-	1.65	(4.88)	-	(4.40)
2017	20	17.34	-	19.45	367	5.04	1.15	-	1.65	5.19	-	5.72
2016	25	16.49	-	18.40	420	4.88	1.15	-	1.65	12.74	-	13.30

Fidelity VIP High Income Service Class 2
2020	83	16.76	-	20.13	1,582	4.76	1.29	-	2.44	(0.06)	-	1.10
2019	86	16.77	-	19.91	1,630	5.04	1.29	-	2.44	11.99	-	13.29
2018	93	14.97	-	17.57	1,570	5.34	1.29	-	2.44	(5.98)	-	(4.87)
2017	116	15.93	-	18.47	2,067	5.30	1.29	-	2.44	4.32	-	5.54
2016	140	15.27	-	17.50	2,368	4.67	1.29	-	2.44	11.39	-	12.70

Fidelity VIP Index 500 Initial Class
2020	118	26.29	-	30.08	3,534	1.74	1.15	-	1.65	16.30	-	16.89
2019	130	22.60	-	25.74	3,311	1.89	1.15	-	1.65	29.20	-	29.85
2018	150	19.71	-	19.82	2,971	1.82	1.15	-	1.65	(6.06)	-	(5.59)
2017	169	18.63	-	20.99	3,567	1.73	1.15	-	1.65	19.73	-	20.33
2016	181	15.56	-	17.45	3,173	1.35	1.15	-	1.65	10.03	-	10.58

Fidelity VIP Index 500 Service Class 2
2020	316	25.87	-	30.71	9,176	1.42	1.29	-	2.44	15.09	-	16.43
2019	477	22.48	-	26.38	11,952	1.76	1.29	-	2.44	27.84	-	29.33
2018	545	17.58	-	20.40	10,606	1.49	1.29	-	2.44	(7.05)	-	(5.96)
2017	712	18.92	-	21.69	14,761	1.62	1.29	-	2.44	18.47	-	19.85
2016	710	15.97	-	18.10	12,335	1.59	1.29	-	2.44	8.87	-	10.15

Fidelity VIP Investment Grade Bond Initial Class
2020	28	22.29	-	23.27	651	2.19	1.25	-	1.45	7.82	-	8.04
2019	31	20.67	-	21.54	663	2.67	1.25	-	1.45	8.09	-	8.30
2018	33	19.13	-	19.88	659	2.43	1.25	-	1.45	(1.97)	-	(1.77)
2017	35	19.51	-	20.24	714	2.25	1.25	-	1.45	2.72	-	2.93
2016	44	19.00	-	19.67	870	2.21	1.25	-	1.45	3.24	-	3.44

Fidelity VIP Investment Grade Bond Service Class 2
2020	< 1	17.76	-	17.76	< 1	2.17	1.50	-	1.50	7.53	-	7.53
2019	< 1	16.51	-	16.51	< 1	2.60	1.50	-	1.50	7.76	-	7.76
2018	< 1	15.32	-	15.32	< 1	2.34	1.50	-	1.50	(2.28)	-	(2.28)
2017	< 1	15.68	-	15.68	1	2.29	1.50	-	1.50	2.44	-	2.44
2016	< 1	15.31	-	15.31	1	1.68	1.50	-	1.50	2.91	-	2.91

Fidelity VIP Mid Cap Service Class 2
2020	249	21.02	-	33.95	6,704	0.39	1.29	-	2.44	15.01	-	16.35
2019	315	18.28	-	29.18	7,207	0.66	1.29	-	2.44	20.19	-	21.59
2018	358	17.64	-	20.45	6,783	0.39	1.29	-	2.44	(16.85)	-	(15.88)
2017	426	18.29	-	20.97	9,583	0.47	1.29	-	2.44	17.62	-	18.99
2016	500	15.55	-	17.63	9,594	0.30	1.29	-	2.44	(18.79)	-	10.48

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
Fidelity VIP Overseas Initial Class
2020	30	$16.39	-	17.48	$583	0.44%	1.15	-	1.65%	13.72	-	14.29%
2019	32	14.42	-	17.17	539	1.73	1.15	-	1.65	25.68	-	26.31
2018	33	12.11	-	13.66	439	1.41	1.15	-	1.65	(16.21)	-	(15.79)
2017	39	13.69	-	14.38	622	0.98	1.15	-	1.65	28.16	-	28.80
2016	52	10.68	-	11.17	646	1.57	1.15	-	1.65	(6.61)	-	(6.15)

Fidelity VIP Overseas Service Class 2
2020	< 1	26.22	-	26.24	6	0.23	1.50	-	1.80	13.26	-	13.61
2019	< 1	17.37	-	23.15	7	1.34	1.35	-	1.80	25.21	-	25.78
2018	< 1	13.81	-	18.49	7	1.31	1.35	-	1.80	(16.59)	-	(16.21)
2017	< 1	16.48	-	22.17	8	1.23	1.35	-	1.80	27.66	-	28.24
2016	< 1	12.85	-	17.37	7	0.51	1.35	-	1.80	(6.97)	-	(6.54)

Franklin Flex Cap Growth VIP Class 2
2020	29	36.67	-	42.31	1,140	—	1.29	-	2.19	41.73	-	43.02
2019	35	25.87	-	29.59	970	—	1.29	-	2.19	28.31	-	29.48
2018	43	20.16	-	22.85	926	—	1.29	-	2.19	0.88	-	1.80
2017	57	19.99	-	22.45	1,206	—	1.29	-	2.19	24.18	-	25.31
2016	75	16.10	-	17.91	1,275	—	1.29	-	2.19	(5.01)	-	(4.14)

Franklin Growth and Income VIP Class 2
2020	448	27.89	-	35.12	14,797	3.80	1.29	-	2.54	2.86	-	4.16
2019	517	27.11	-	33.71	16,471	2.26	1.29	-	2.54	22.49	-	24.04
2018	622	22.14	-	27.18	16,048	2.43	1.29	-	2.54	(7.00)	-	(5.82)
2017	721	23.80	-	28.86	19,778	5.75	1.29	-	2.54	12.94	-	14.37
2016	833	21.08	-	25.23	20,050	2.56	1.29	-	2.54	8.80	-	10.19

Franklin Income VIP Class 2
2020	2,408	17.58	-	21.97	49,943	5.88	1.28	-	2.59	(1.90)	-	(0.59)
2019	2,860	17.92	-	22.10	59,926	5.41	1.28	-	2.59	13.07	-	14.58
2018	3,405	15.84	-	19.29	62,568	4.82	1.28	-	2.59	(6.78)	-	(5.53)
2017	3,911	17.00	-	20.42	76,305	4.18	1.28	-	2.59	6.86	-	8.28
2016	4,475	15.91	-	18.86	80,938	4.92	1.28	-	2.59	11.08	-	12.58

Franklin Large Cap Growth VIP Class 2
2020	467	32.05	-	39.41	17,435	—	1.29	-	2.54	40.99	-	42.77
2019	613	22.74	-	27.60	16,085	—	1.29	-	2.54	31.18	-	32.85
2018	742	17.33	-	20.78	14,717	—	1.29	-	2.54	(3.97)	-	(2.74)
2017	969	18.05	-	21.36	19,756	0.63	1.29	-	2.54	24.88	-	26.46
2016	1,235	14.45	-	16.89	20,021	—	1.29	-	2.54	(4.28)	-	(3.06)

Franklin Mutual Global Discovery VIP Class 2
2020	292	15.51	-	23.45	5,468	2.31	1.29	-	2.54	(6.87)	-	(5.69)
2019	337	16.65	-	24.86	6,732	1.55	1.29	-	2.54	21.23	-	22.77
2018	407	13.74	-	16.14	6,693	2.27	1.29	-	2.54	(13.47)	-	(12.37)
2017	477	15.88	-	18.42	8,997	1.75	1.29	-	2.54	5.86	-	7.20
2016	564	15.00	-	17.18	9,939	1.74	1.29	-	2.54	9.33	-	10.73

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
Franklin Mutual Shares VIP Class 2
2020	1,242	$20.89	-	20.98	$28,726	2.80%	1.28	-	2.69%	(7.58)	-	(6.25)%
2019	1,396	22.61	-	37.28	34,534	1.79	1.15	-	2.69	19.30	-	21.17
2018	1,628	18.95	-	30.77	33,513	2.30	1.15	-	2.69	(11.51)	-	(10.11)
2017	1,933	21.41	-	34.23	44,538	2.20	1.15	-	2.69	5.46	-	7.11
2016	2,220	20.31	-	31.96	48,025	1.89	1.15	-	2.69	12.95	-	14.73

Franklin Small Cap Value VIP Class 2
2020	361	28.63	-	37.32	14,853	1.51	1.28	-	2.69	2.38	-	3.85
2019	396	27.57	-	36.45	15,797	1.06	1.28	-	2.69	22.97	-	24.74
2018	458	22.10	-	29.64	14,664	0.89	1.28	-	2.69	(15.22)	-	(13.99)
2017	535	25.70	-	34.96	20,043	0.50	1.28	-	2.69	7.70	-	9.25
2016	610	23.52	-	32.46	21,251	0.80	1.28	-	2.69	26.70	-	28.54

Franklin Small-Mid Cap Growth VIP Class 2
2020	15	57.77	-	69.44	1,004	—	1.29	-	2.29	51.56	-	53.10
2019	18	37.74	-	49.91	759	—	1.15	-	2.34	28.38	-	29.93
2018	19	29.40	-	38.41	613	—	1.15	-	2.34	(7.59)	-	(6.46)
2017	19	31.81	-	41.07	675	—	1.15	-	2.34	18.58	-	20.02
2016	22	26.83	-	34.22	648	—	1.15	-	2.34	1.74	-	2.98

Franklin U.S. Government Securities VIP Class 2
2020	526	10.68	-	13.54	6,709	3.30	1.29	-	2.69	1.06	-	2.49
2019	557	10.56	-	13.21	7,012	2.96	1.29	-	2.69	2.42	-	3.87
2018	682	10.31	-	12.71	8,298	2.69	1.29	-	2.69	(2.36)	-	(0.96)
2017	803	10.56	-	12.84	9,870	2.57	1.29	-	2.69	(1.36)	-	0.04
2016	923	10.71	-	12.83	11,396	2.49	1.29	-	2.69	(2.04)	-	(0.63)

Goldman Sachs VIT Large Cap Value Institutional Shares
2020	69	17.70	-	21.78	1,403	1.38	1.29	-	2.59	1.30	-	2.64
2019	79	17.47	-	21.22	1,567	1.44	1.29	-	2.59	22.69	-	24.31
2018	94	14.24	-	17.07	1,505	1.15	1.29	-	2.59	(10.82)	-	(9.64)
2017	123	15.97	-	18.89	2,200	1.56	1.29	-	2.59	7.03	-	8.44
2016	146	14.92	-	17.42	2,417	2.04	1.29	-	2.59	8.70	-	10.15

Goldman Sachs VIT Mid Cap Value Institutional Shares
2020	53	24.59	-	28.83	1,462	0.61	1.29	-	2.29	5.93	-	7.01
2019	62	23.21	-	26.94	1,606	0.79	1.29	-	2.29	28.53	-	29.83
2018	68	18.06	-	20.75	1,343	1.14	1.29	-	2.29	(12.51)	-	(11.62)
2017	94	20.64	-	23.48	2,139	0.71	1.29	-	2.29	8.54	-	9.64
2016	109	19.01	-	21.41	2,256	1.27	1.29	-	2.29	10.94	-	12.07

Goldman Sachs VIT Small Cap Equity Insights Institutional Shares
2020	113	21.98	-	44.64	2,833	0.22	1.15	-	2.44	5.95	-	7.34
2019	135	20.74	-	41.58	3,154	0.46	1.15	-	2.44	21.82	-	23.42
2018	161	17.03	-	33.69	3,066	0.44	1.15	-	2.44	(10.85)	-	(9.67)
2017	196	18.73	-	37.30	4,149	0.51	1.15	-	2.59	8.70	-	10.29
2016	231	17.23	-	33.82	4,450	1.08	1.15	-	2.59	20.02	-	21.80

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
Goldman Sachs VIT Strategic Growth Institutional Shares
2020	< 1	$29.45	-	45.02	$6	0.07%	1.37	-	1.65%	38.21	-	38.60%
2019	< 1	21.31	-	32.49	12	0.30	1.37	-	1.65	33.31	-	33.68
2018	< 1	15.98	-	24.30	9	0.45	1.37	-	1.65	(2.67)	-	(2.39)
2017	< 1	16.42	-	24.90	9	0.54	1.37	-	1.65	28.53	-	28.89
2016	< 1	12.78	-	19.32	7	0.28	1.37	-	1.65	0.32	-	0.60

Goldman Sachs VIT U.S. Equity Insights Institutional Shares
2020	95	26.71	-	32.08	2,861	0.79	1.29	-	2.44	14.70	-	16.03
2019	118	23.29	-	27.65	3,075	1.25	1.29	-	2.44	22.18	-	23.60
2018	135	19.06	-	22.37	2,850	1.13	1.29	-	2.44	(8.48)	-	(7.41)
2017	156	20.43	-	24.16	3,583	1.28	1.29	-	2.59	20.88	-	22.47
2016	202	16.90	-	19.72	3,803	1.24	1.29	-	2.59	7.87	-	9.31

Invesco Oppenheimer V.I. Capital Appreciation Series I
2020	122	26.42	-	36.09	4,068	—	1.15	-	1.85	34.07	-	35.03
2019	129	19.71	-	26.73	3,184	0.06	1.15	-	1.85	33.69	-	34.64
2018	141	14.74	-	19.85	2,589	0.32	1.15	-	1.85	(7.48)	-	(6.81)
2017	148	15.93	-	21.30	2,922	0.24	1.15	-	1.85	24.50	-	25.39
2016	159	12.80	-	16.99	2,503	0.40	1.15	-	1.85	(4.01)	-	(3.32)

Invesco Oppenheimer V.I. Capital Appreciation Series II
2020	396	33.41	-	42.97	16,035	—	1.29	-	2.69	32.60	-	34.49
2019	479	25.20	-	31.95	14,513	—	1.29	-	2.69	32.22	-	34.10
2018	586	19.06	-	23.83	13,260	—	1.29	-	2.69	(8.48)	-	(7.17)
2017	673	20.82	-	25.67	16,465	0.01	1.29	-	2.69	23.13	-	24.88
2016	830	16.91	-	20.56	16,332	0.11	1.29	-	2.69	(5.05)	-	(3.68)

Invesco Oppenheimer V.I. Conservative Balanced Series I
2020	51	18.68	-	20.11	995	2.08	1.15	-	1.80	12.80	-	13.54
2019	54	16.56	-	17.71	933	2.25	1.15	-	1.80	15.41	-	16.17
2018	57	14.35	-	15.24	844	1.96	1.15	-	1.80	(7.03)	-	(6.41)
2017	62	15.43	-	16.29	983	1.95	1.15	-	1.80	7.30	-	8.01
2016	72	14.38	-	15.08	1,070	2.44	1.15	-	1.80	3.37	-	4.06

Invesco Oppenheimer V.I. Conservative Balanced Series II
2020	246	16.94	-	21.34	4,919	1.80	1.29	-	2.54	11.70	-	13.11
2019	278	15.17	-	18.86	4,932	2.01	1.29	-	2.54	14.26	-	15.71
2018	329	13.28	-	16.30	5,061	1.73	1.29	-	2.54	(7.93)	-	(6.76)
2017	394	14.42	-	17.48	6,524	1.70	1.29	-	2.54	6.20	-	7.55
2016	443	13.58	-	16.26	6,846	2.19	1.29	-	2.54	2.30	-	3.61

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Series I
2020	534	14.72	-	41.20	8,145	<0.01	1.10	-	1.80	38.16	-	47.18
2019	42	23.84	-	29.82	689	—	1.15	-	1.80	36.86	-	37.77
2018	43	17.30	-	21.79	520	—	1.15	-	1.80	(7.78)	-	(7.16)
2017	48	18.64	-	23.63	647	0.03	1.15	-	1.80	26.49	-	27.32
2016	52	14.64	-	18.68	554	—	1.15	-	1.80	0.50	-	1.17

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Series II
2020	602	$14.71	-	42.19	$14,354	—%	0.83	-	2.54%	36.70	-	47.09%
2019	134	31.13	-	38.37	4,826	—	1.29	-	2.49	35.57	-	37.22
2018	171	22.96	-	27.96	4,497	—	1.29	-	2.49	(8.64)	-	(7.52)
2017	210	25.14	-	30.24	5,985	—	1.29	-	2.49	25.28	-	26.80
2016	257	20.06	-	23.85	5,813	—	1.29	-	2.49	(0.46)	-	0.77

Invesco Oppenheimer V.I. Global Series I
2020	53	36.03	-	52.68	2,709	0.70	1.15	-	1.85	25.29	-	26.18
2019	58	28.76	-	41.75	2,319	0.90	1.15	-	1.85	29.36	-	30.28
2018	66	22.23	-	32.05	2,034	0.98	1.15	-	1.85	(14.79)	-	(14.18)
2017	68	26.09	-	37.34	2,453	0.94	1.15	-	1.85	34.15	-	35.11
2016	73	19.45	-	27.64	1,951	1.04	1.15	-	1.85	(1.76)	-	(1.06)

Invesco Oppenheimer V.I. Global Series II
2020	141	43.46	-	54.72	7,242	0.44	1.29	-	2.54	24.12	-	25.70
2019	165	35.01	-	43.54	6,777	0.64	1.29	-	2.54	28.14	-	29.76
2018	186	27.33	-	33.55	5,933	0.75	1.29	-	2.54	(15.59)	-	(14.52)
2017	213	32.37	-	39.25	7,957	0.73	1.29	-	2.54	32.89	-	34.57
2016	268	24.36	-	29.17	7,471	0.72	1.29	-	2.54	(2.69)	-	(1.44)

Invesco Oppenheimer V.I. Global Strategic Income Series I
2020	49	19.98	-	23.95	672	5.31	1.15	-	1.85	1.50	-	2.22
2019	66	19.68	-	23.43	980	3.89	1.15	-	1.85	8.76	-	9.54
2018	77	18.10	-	21.39	1,104	4.98	1.15	-	1.85	(6.17)	-	(5.50)
2017	98	19.29	-	22.64	1,388	2.31	1.15	-	1.85	4.32	-	5.06
2016	102	18.49	-	21.55	1,398	5.01	1.15	-	1.85	4.57	-	5.32

Invesco Oppenheimer V.I. Global Strategic Income Series II
2020	1,238	16.40	-	20.65	24,071	5.28	1.29	-	2.54	0.39	-	1.67
2019	1,400	16.33	-	20.31	26,923	3.39	1.29	-	2.54	7.82	-	9.18
2018	1,573	15.15	-	18.60	27,811	4.47	1.29	-	2.54	(6.96)	-	(5.78)
2017	1,806	16.28	-	19.74	33,978	1.98	1.29	-	2.54	3.36	-	4.67
2016	2,064	15.75	-	18.86	37,237	4.59	1.29	-	2.54	3.57	-	4.90

Invesco Oppenheimer V.I. Main Street Series I
2020	43	26.84	-	29.06	1,158	1.41	1.15	-	1.85	11.84	-	12.64
2019	50	24.00	-	25.80	1,213	1.03	1.15	-	1.85	29.65	-	30.57
2018	56	18.51	-	19.76	1,045	1.15	1.15	-	1.85	(9.59)	-	(8.95)
2017	64	20.48	-	21.70	1,320	1.26	1.15	-	1.85	14.76	-	15.58
2016	74	17.84	-	18.77	1,315	1.14	1.15	-	1.85	9.56	-	10.34

Invesco Oppenheimer V.I. Main Street Series II
2020	642	30.71	-	39.77	23,862	1.14	1.29	-	2.69	10.66	-	12.23
2019	729	27.76	-	35.43	24,296	0.82	1.29	-	2.69	28.22	-	30.04
2018	867	21.65	-	27.25	22,301	0.91	1.29	-	2.69	(10.57)	-	(9.29)
2017	1,040	24.20	-	30.04	29,569	1.05	1.29	-	2.69	13.52	-	15.14
2016	1,228	21.32	-	26.09	30,471	0.83	1.29	-	2.69	8.31	-	9.87

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
Invesco Oppenheimer V.I. Main Street Small Cap Series I
2020	23	$54.49	-	59.36	$1,298	0.61%	1.25	-	1.65%	17.97	-	18.44%
2019	26	46.19	-	50.12	1,268	0.20	1.25	-	1.65	24.40	-	24.90
2018	28	37.13	-	40.13	1,091	0.30	1.25	-	1.65	(11.80)	-	(11.44)
2017	30	42.10	-	45.32	1,336	0.88	1.25	-	1.65	12.29	-	12.74
2016	30	37.49	-	40.19	1,183	0.46	1.25	-	1.65	16.13	-	16.59

Invesco Oppenheimer V.I. Main Street Small Cap Series II
2020	201	45.30	-	55.99	10,539	0.36	1.29	-	2.44	16.74	-	18.10
2019	231	38.13	-	47.41	10,287	—	1.29	-	2.54	22.95	-	24.51
2018	269	31.01	-	38.08	9,698	0.06	1.29	-	2.54	(12.81)	-	(11.70)
2017	328	35.57	-	43.12	13,446	0.66	1.29	-	2.54	11.04	-	12.45
2016	377	32.03	-	38.35	13,788	0.24	1.29	-	2.54	14.69	-	16.16

Invesco Oppenheimer V.I. Total Return Bond Series I
2020	32	14.45	-	15.08	470	3.05	1.25	-	1.45	8.13	-	8.35
2019	32	13.36	-	13.92	441	3.40	1.25	-	1.45	7.95	-	8.17
2018	35	12.38	-	12.87	440	3.43	1.25	-	1.45	(2.45)	-	(2.26)
2017	38	12.69	-	13.16	497	2.42	1.25	-	1.45	3.08	-	3.29
2016	38	12.31	-	12.74	484	3.63	1.25	-	1.45	1.79	-	1.99

Invesco Oppenheimer V.I. Total Return Bond Series II
2020	828	9.32	-	11.00	8,739	2.83	1.29	-	2.29	6.94	-	8.02
2019	970	8.72	-	10.18	9,518	3.18	1.29	-	2.29	6.76	-	7.84
2018	1,070	8.17	-	9.44	9,765	3.07	1.29	-	2.29	(3.57)	-	(2.59)
2017	1,311	8.30	-	9.69	12,291	2.19	1.29	-	2.44	1.85	-	3.04
2016	1,505	8.15	-	9.40	13,725	3.45	1.29	-	2.44	0.54	-	1.73

Invesco V.I. American Franchise Series I
2020	2,722	26.82	-	37.13	95,098	0.07	0.70	-	2.30	39.12	-	41.36
2019	3,051	18.97	-	26.69	76,285	—	0.70	-	2.30	33.65	-	35.80
2018	3,459	13.97	-	19.97	64,338	—	0.70	-	2.30	(5.83)	-	(4.30)
2017	3,915	14.60	-	21.21	76,638	0.08	0.70	-	2.30	24.46	-	26.46
2016	4,454	11.55	-	17.04	69,719	—	0.70	-	2.30	(0.05)	-	1.56

Invesco V.I. American Franchise Series II
2020	593	42.71	-	53.47	21,304	—	1.29	-	2.49	38.49	-	40.17
2019	667	30.84	-	38.15	17,476	—	1.29	-	2.49	33.05	-	34.67
2018	773	23.18	-	28.23	15,163	—	1.29	-	2.49	(6.28)	-	(5.14)
2017	937	24.73	-	29.75	19,663	—	1.29	-	2.49	23.89	-	25.40
2016	1,092	19.96	-	23.73	18,505	—	1.29	-	2.49	(0.52)	-	0.70

Invesco V.I. American Value Series I
2020	879	23.57	-	36.92	23,725	0.91	0.70	-	2.69	(1.58)	-	0.42
2019	958	23.95	-	36.76	25,980	0.69	0.70	-	2.69	21.69	-	24.15
2018	1,084	19.68	-	29.61	23,924	0.47	0.70	-	2.69	(15.00)	-	(13.26)
2017	1,259	23.16	-	34.14	32,376	0.78	0.70	-	2.69	7.03	-	9.20
2016	1,422	21.64	-	31.26	33,851	0.34	0.70	-	2.69	12.40	-	14.69

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
Invesco V.I. American Value Series II
2020	356	$30.75	-	38.85	$11,764	0.64%	1.29	-	2.59%	(1.74)	-	(0.44)%
2019	421	29.15	-	39.02	14,163	0.41	1.29	-	2.59	21.50	-	23.10
2018	492	23.68	-	25.76	13,502	0.19	1.29	-	2.59	(15.12)	-	(14.00)
2017	570	27.53	-	30.35	18,195	0.57	1.29	-	2.59	6.86	-	8.27
2016	697	25.43	-	28.40	20,560	0.11	1.29	-	2.59	12.24	-	13.74

Invesco V.I. Comstock Series I
2020	602	23.26	-	31.07	16,336	2.40	0.70	-	2.30	(3.11)	-	(1.54)
2019	695	24.00	-	31.56	19,280	1.96	0.70	-	2.30	22.45	-	24.43
2018	782	19.60	-	25.36	17,565	1.68	0.70	-	2.30	(14.17)	-	(12.78)
2017	911	22.84	-	29.08	23,614	2.08	0.70	-	2.30	15.18	-	17.03
2016	1,038	19.83	-	24.85	23,184	1.45	0.70	-	2.30	14.64	-	16.48

Invesco V.I. Comstock Series II
2020	1,968	25.30	-	31.96	51,315	2.16	1.29	-	2.59	(3.63)	-	(2.36)
2019	2,173	25.63	-	32.73	58,655	1.67	1.29	-	2.59	21.73	-	23.33
2018	2,479	20.78	-	21.57	54,545	1.38	1.29	-	2.59	(14.63)	-	(13.50)
2017	2,940	24.02	-	25.27	75,227	1.85	1.29	-	2.59	14.56	-	16.06
2016	3,479	20.70	-	22.06	77,191	1.22	1.29	-	2.59	13.97	-	15.48

Invesco V.I. Core Equity Series I
2020	1,884	20.88	-	26.02	54,821	1.34	0.70	-	2.20	11.37	-	13.06
2019	2,104	18.75	-	23.02	54,474	0.93	0.70	-	2.20	26.16	-	28.06
2018	2,427	14.86	-	17.97	49,405	0.88	0.70	-	2.20	(11.38)	-	(10.03)
2017	2,763	16.77	-	19.98	63,345	1.03	0.70	-	2.20	10.72	-	12.39
2016	3,186	15.15	-	17.78	65,415	0.74	0.70	-	2.20	7.87	-	9.50

Invesco V.I. Core Equity Series II
2020	43	19.37	-	22.99	957	1.07	1.29	-	2.44	10.82	-	12.11
2019	47	17.48	-	20.51	950	0.15	1.29	-	2.44	25.55	-	27.01
2018	57	13.92	-	16.15	903	—	1.29	-	2.44	(11.82)	-	(10.78)
2017	66	15.79	-	18.10	1,179	0.76	1.29	-	2.44	10.14	-	11.43
2016	85	14.33	-	16.24	1,389	0.49	1.29	-	2.44	7.34	-	8.60

Invesco V.I. Core Plus Bond Series I
2020	369	16.12	-	18.05	6,599	2.07	1.10	-	1.85	7.70	-	8.52
2019	316	14.97	-	16.64	5,265	2.90	1.10	-	1.85	9.02	-	9.85
2018	333	13.73	-	15.14	5,074	3.52	1.10	-	1.85	(4.17)	-	(3.44)
2017	387	14.33	-	15.68	6,082	3.41	1.10	-	1.85	4.39	-	5.18
2016	424	13.73	-	14.91	6,381	4.14	1.10	-	1.85	4.69	-	5.49

Invesco V.I. Core Plus Bond Series II
2020	21	14.49	-	16.87	330	1.83	1.30	-	2.10	7.06	-	7.92
2019	23	13.54	-	15.63	348	1.83	1.30	-	2.10	8.69	-	9.56
2018	8	12.46	-	14.26	106	3.43	1.30	-	2.10	(4.67)	-	(3.90)
2017	8	13.07	-	14.84	111	3.13	1.30	-	2.10	3.86	-	4.70
2016	9	12.58	-	14.18	114	3.43	1.30	-	2.10	4.15	-	4.98

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
Invesco V.I. Diversified Dividend Series I
2020	1,533	$20.79	-	28.89	$95,188	3.08%	0.70	-	2.05%	(1.89)	-	(0.56)%
2019	1,744	21.19	-	29.05	107,534	2.86	0.70	-	2.05	22.55	-	24.22
2018	2,012	17.29	-	23.39	100,092	2.33	0.70	-	2.05	(9.46)	-	(8.22)
2017	2,309	19.10	-	25.48	127,536	1.62	0.70	-	2.05	6.38	-	7.82
2016	2,662	17.95	-	23.64	136,356	1.26	0.70	-	2.05	12.49	-	14.01

Invesco V.I. Diversified Dividend Series II
2020	1,034	22.41	-	28.30	23,122	2.86	1.29	-	2.59	(2.70)	-	(1.42)
2019	1,108	23.03	-	28.71	25,298	2.65	1.29	-	2.59	21.56	-	23.17
2018	1,230	18.94	-	23.31	22,899	2.10	1.29	-	2.59	(10.20)	-	(9.01)
2017	1,418	21.10	-	25.62	29,140	1.45	1.29	-	2.59	5.56	-	6.95
2016	1,601	19.98	-	23.95	30,950	1.11	1.29	-	2.59	11.58	-	13.06

Invesco V.I. Equity and Income Series I
2020	644	25.95	-	40.01	16,135	2.39	1.00	-	1.98	7.80	-	8.86
2019	748	24.07	-	36.75	17,315	2.50	1.00	-	1.98	18.01	-	19.17
2018	896	20.40	-	30.84	17,409	2.17	1.00	-	1.98	(11.29)	-	(10.41)
2017	1,045	23.00	-	28.36	22,734	1.62	0.83	-	1.98	8.86	-	10.12
2016	1,180	21.12	-	25.76	23,419	1.83	0.83	-	1.98	12.87	-	14.18

Invesco V.I. Equity and Income Series II
2020	762	24.20	-	30.57	19,769	2.20	1.29	-	2.59	6.83	-	8.24
2019	874	22.65	-	28.24	21,036	2.26	1.29	-	2.59	16.92	-	18.46
2018	972	19.37	-	20.48	19,859	1.92	1.29	-	2.59	(12.06)	-	(10.90)
2017	1,125	22.03	-	22.98	25,931	1.43	1.29	-	2.59	7.93	-	9.36
2016	1,259	20.41	-	21.01	26,673	1.57	1.29	-	2.59	11.87	-	13.36

Invesco V.I. Global Core Equity Series I
2020	622	17.70	-	23.92	19,715	1.34	0.70	-	2.05	10.93	-	12.44
2019	727	15.95	-	21.28	20,359	1.40	0.70	-	2.05	22.66	-	24.32
2018	836	13.01	-	17.11	18,923	1.06	0.70	-	2.05	(17.05)	-	(15.91)
2017	982	15.68	-	20.35	26,772	1.12	0.70	-	2.05	20.41	-	22.05
2016	1,146	13.02	-	16.68	25,767	1.00	0.70	-	2.05	4.65	-	6.07

Invesco V.I. Global Core Equity Series II
2020	550	18.85	-	23.81	10,361	1.08	1.29	-	2.59	10.13	-	11.58
2019	607	17.12	-	21.34	10,312	1.14	1.29	-	2.59	21.61	-	23.21
2018	679	14.08	-	17.32	9,396	0.79	1.29	-	2.59	(17.73)	-	(16.64)
2017	767	17.11	-	20.78	12,764	0.89	1.29	-	2.59	19.45	-	21.02
2016	867	14.32	-	17.17	12,004	0.71	1.29	-	2.59	3.75	-	5.13

Invesco V.I. Government Money Market Series I
2020	323	9.27	-	11.29	3,522	0.29	1.10	-	1.70	(1.40)	-	(0.80)
2019	360	9.40	-	11.39	3,934	1.87	1.10	-	1.70	0.18	-	0.78
2018	316	9.38	-	11.30	3,461	1.54	1.10	-	1.70	(0.17)	-	0.43
2017	304	9.40	-	11.25	3,317	0.56	1.10	-	1.70	(1.13)	-	(0.53)
2016	351	9.50	-	11.31	3,851	0.09	1.10	-	1.70	(1.59)	-	(1.00)

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
Invesco V.I. Government Money Market Series II
2020	11	$7.85	-	9.32	$94	0.22%	1.30	-	2.20%	(1.97)	-	(1.08)%
2019	12	8.00	-	9.42	107	1.70	1.30	-	2.20	(0.57)	-	0.33
2018	51	8.05	-	9.39	466	1.28	1.30	-	2.20	(0.92)	-	(0.02)
2017	55	8.12	-	9.39	501	0.31	1.30	-	2.20	(1.86)	-	(0.98)
2016	57	8.28	-	9.48	525	0.03	1.30	-	2.20	(2.14)	-	(1.26)

Invesco V.I. Government Securities Series I
2020	328	16.02	-	18.73	5,720	2.57	1.10	-	1.70	4.48	-	5.11
2019	303	15.33	-	17.82	5,182	2.44	1.10	-	1.70	4.29	-	4.91
2018	324	14.70	-	16.99	5,284	2.07	1.10	-	1.70	(1.15)	-	(0.55)
2017	395	14.87	-	17.08	6,426	2.07	1.10	-	1.70	0.24	-	0.84
2016	433	14.84	-	16.94	7,013	1.99	1.10	-	1.70	(0.47)	-	0.12

Invesco V.I. Government Securities Series II
2020	16	12.66	-	14.74	222	2.17	1.30	-	2.10	3.77	-	4.60
2019	17	12.20	-	14.09	220	2.07	1.30	-	2.10	3.55	-	4.38
2018	12	11.78	-	13.50	153	1.94	1.30	-	2.10	(1.80)	-	(1.01)
2017	13	11.99	-	13.63	169	1.58	1.30	-	2.10	(0.39)	-	0.41
2016	18	12.04	-	13.58	234	1.66	1.30	-	2.10	(1.09)	-	(0.30)

Invesco V.I. Growth and Income Series II
2020	819	27.82	-	36.02	26,438	1.99	1.29	-	2.69	(0.87)	-	0.54
2019	908	28.06	-	35.83	29,297	1.53	1.29	-	2.69	21.52	-	23.24
2018	1,084	23.10	-	26.88	28,546	1.70	1.29	-	2.69	(15.91)	-	(14.71)
2017	1,300	27.47	-	34.09	40,153	1.25	1.29	-	2.69	10.99	-	12.57
2016	1,505	24.75	-	30.28	41,533	0.83	1.29	-	2.69	16.23	-	17.89

Invesco V.I. High Yield Series I
2020	383	12.23	-	13.49	7,963	5.72	0.70	-	1.98	1.29	-	2.60
2019	440	11.92	-	13.32	8,998	5.61	0.70	-	1.98	11.28	-	12.72
2018	523	10.57	-	11.97	9,484	4.88	0.70	-	1.98	(5.26)	-	(4.03)
2017	594	11.02	-	12.63	11,289	3.96	0.70	-	1.98	4.22	-	5.56
2016	659	10.44	-	12.12	12,014	4.07	0.70	-	1.98	9.04	-	10.44

Invesco V.I. High Yield Series II
2020	398	18.39	-	23.23	5,291	5.72	1.29	-	2.59	0.25	-	1.57
2019	432	18.35	-	22.87	5,777	5.54	1.29	-	2.59	10.25	-	11.70
2018	482	16.64	-	20.48	5,818	4.70	1.29	-	2.59	(6.09)	-	(4.85)
2017	546	17.72	-	21.52	6,948	3.87	1.29	-	2.59	3.39	-	4.76
2016	582	17.14	-	20.54	7,163	3.88	1.29	-	2.59	7.97	-	9.40

Invesco V.I. International Growth Series I
2020	506	18.73	-	27.07	14,140	2.40	1.10	-	1.70	12.07	-	12.75
2019	544	16.71	-	24.01	13,563	1.55	1.10	-	1.70	26.41	-	27.17
2018	616	13.22	-	18.88	12,104	1.99	1.10	-	1.70	(16.42)	-	(15.91)
2017	721	15.81	-	22.45	16,791	1.45	1.10	-	1.70	20.94	-	21.66
2016	791	13.08	-	18.45	15,292	1.35	1.10	-	1.70	(2.13)	-	(1.54)

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
Invesco V.I. International Growth Series II
2020	88	$12.47	-	14.81	$1,342	2.17%	1.29	-	2.44%	10.98	-	12.27%
2019	107	11.24	-	13.19	1,458	1.28	1.29	-	2.44	25.13	-	26.59
2018	130	8.98	-	10.42	1,390	1.74	1.29	-	2.44	(17.27)	-	(16.30)
2017	154	10.86	-	12.45	1,960	1.29	1.29	-	2.44	19.76	-	21.15
2016	188	9.07	-	10.28	1,969	1.15	1.29	-	2.44	(3.11)	-	(1.97)

Invesco V.I. Managed Volatility Series I
2020	148	27.25	-	30.11	4,206	2.11	1.10	-	1.70	(3.15)	-	(2.57)
2019	166	28.13	-	30.91	4,853	1.37	1.10	-	1.70	16.58	-	17.29
2018	186	24.13	-	26.35	4,648	1.66	1.10	-	1.70	(12.51)	-	(11.98)
2017	203	27.58	-	29.94	5,805	1.35	1.10	-	1.70	8.70	-	9.35
2016	200	25.37	-	27.38	5,269	1.76	1.10	-	1.70	8.76	-	9.41

Invesco V.I. Managed Volatility Series II
2020	2	25.48	-	27.24	54	1.65	1.45	-	1.85	(3.56)	-	(3.17)
2019	3	26.42	-	28.13	72	1.07	1.45	-	1.85	16.13	-	16.59
2018	3	22.75	-	24.13	72	1.46	1.45	-	1.85	(12.92)	-	(12.57)
2017	3	26.12	-	28.17	92	1.28	1.30	-	1.85	8.31	-	8.91
2016	5	24.12	-	25.86	117	1.43	1.30	-	1.85	8.29	-	8.89

Invesco V.I. Mid Cap Core Equity Series I
2020	247	22.39	-	35.10	7,372	0.71	1.10	-	2.20	6.87	-	8.05
2019	280	20.95	-	32.49	7,759	0.49	1.10	-	2.20	22.55	-	23.91
2018	326	17.10	-	26.22	7,279	0.50	1.10	-	2.20	(13.29)	-	(12.33)
2017	362	19.72	-	29.90	9,223	0.53	1.10	-	2.20	12.43	-	13.66
2016	395	17.54	-	26.31	8,877	0.07	1.10	-	2.20	10.97	-	12.20

Invesco V.I. Mid Cap Core Equity Series II
2020	32	20.54	-	24.96	748	0.50	1.29	-	2.44	6.30	-	7.54
2019	36	19.32	-	23.21	816	0.21	1.29	-	2.44	22.01	-	23.43
2018	43	15.84	-	18.80	793	0.11	1.29	-	2.44	(13.76)	-	(12.74)
2017	49	18.36	-	21.55	1,038	0.29	1.29	-	2.44	11.88	-	13.18
2016	67	16.41	-	19.04	1,248	—	1.29	-	2.44	10.41	-	11.71

Invesco V.I. Mid Cap Growth Series I (sub-account merged on April 30, 2020)
2020	—	23.87	-	36.52	—	—	1.10	-	1.70	(6.04)	-	(5.85)
2019	176	25.40	-	38.79	6,021	—	1.10	-	1.70	32.08	-	32.87
2018	208	19.24	-	29.19	5,412	—	1.10	-	1.70	(7.18)	-	(6.62)
2017	232	20.72	-	31.26	6,412	—	1.10	-	1.70	20.43	-	21.16
2016	259	17.21	-	25.81	5,925	—	1.10	-	1.70	(0.94)	-	(0.34)

Invesco V.I. Mid Cap Growth Series II (sub-account merged on April 30, 2020)
2020	—	23.85	-	31.51	—	—	0.83	-	2.54	(6.18)	-	(5.64)
2019	230	25.42	-	33.39	7,034	—	0.83	-	2.54	30.62	-	32.90
2018	257	19.46	-	25.13	5,996	—	0.83	-	2.54	(8.26)	-	(6.66)
2017	283	21.22	-	26.92	7,138	—	0.83	-	2.54	19.06	-	21.13
2016	339	17.82	-	22.22	7,128	—	0.83	-	2.54	(1.98)	-	(0.26)

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
Invesco V.I. S&P 500 Index Series I
2020	1,049	$26.16	-	32.58	$34,602	1.67%	0.70	-	2.05%	15.59	-	17.16%
2019	1,161	22.63	-	27.81	32,893	1.44	0.70	-	2.05	28.24	-	29.99
2018	1,375	17.65	-	21.39	30,362	1.52	0.70	-	2.05	(6.74)	-	(5.47)
2017	1,491	18.92	-	22.63	35,212	1.64	0.70	-	2.05	18.80	-	20.41
2016	1,608	15.93	-	18.79	31,798	1.69	0.70	-	2.05	9.20	-	10.68

Invesco V.I. S&P 500 Index Series II
2020	1,684	33.50	-	42.31	48,136	1.44	1.29	-	2.59	14.67	-	16.18
2019	1,863	29.21	-	36.42	46,508	1.19	1.29	-	2.59	27.26	-	28.94
2018	2,042	22.95	-	28.24	39,992	1.23	1.29	-	2.59	(7.52)	-	(6.30)
2017	2,393	24.82	-	30.14	50,231	1.39	1.29	-	2.59	17.90	-	19.45
2016	2,659	21.05	-	25.24	47,058	1.41	1.29	-	2.59	8.33	-	9.77

Invesco V.I. Technology Series I
2020	100	45.18	-	49.93	4,779	—	1.10	-	1.70	43.65	-	44.52
2019	111	31.45	-	34.55	3,653	—	1.10	-	1.70	33.59	-	34.39
2018	102	23.54	-	25.71	2,500	—	1.10	-	1.70	(2.14)	-	(1.55)
2017	114	24.06	-	26.11	2,863	—	1.10	-	1.70	32.86	-	33.66
2016	126	18.11	-	19.54	2,366	—	1.10	-	1.70	(2.42)	-	(1.84)

Invesco V.I. Technology Series II
2020	< 1	42.19	-	46.25	6	—	1.30	-	1.85	43.12	-	43.91
2019	< 1	29.48	-	32.14	7	—	1.30	-	1.85	33.08	-	33.81
2018	< 1	22.15	-	24.02	6	—	1.30	-	1.85	(2.54)	-	(2.00)
2017	< 1	22.73	-	24.51	7	—	1.30	-	1.85	32.28	-	33.00
2016	< 1	17.18	-	18.43	7	—	1.30	-	1.85	(2.82)	-	(2.28)

Invesco V.I. Value Opportunities Series I
2020	241	19.67	-	22.08	4,989	0.40	1.10	-	1.70	3.68	-	4.30
2019	269	18.97	-	21.17	5,377	0.23	1.10	-	1.70	28.41	-	29.19
2018	305	14.78	-	16.39	4,727	0.31	1.10	-	1.70	(20.55)	-	(20.07)
2017	336	18.60	-	20.50	6,548	0.39	1.10	-	1.70	15.46	-	16.16
2016	362	16.11	-	17.65	6,095	0.37	1.10	-	1.70	16.35	-	17.04

Invesco V.I. Value Opportunities Series II
2020	114	18.85	-	23.18	2,397	0.09	1.29	-	2.44	2.78	-	3.97
2019	128	18.34	-	22.29	2,604	—	1.29	-	2.44	26.97	-	28.45
2018	158	14.45	-	17.36	2,487	—	1.29	-	2.44	(21.32)	-	(20.39)
2017	169	18.36	-	21.80	3,357	0.01	1.29	-	2.44	14.39	-	15.72
2016	225	16.05	-	18.84	3,817	0.07	1.29	-	2.44	15.05	-	16.40

Janus Henderson VIT Forty Institutional Shares
2020	< 1	63.49	-	63.49	< 1	0.27	1.50	-	1.50	37.31	-	37.31
2019	< 1	46.24	-	46.24	< 1	0.16	1.50	-	1.50	35.11	-	35.11
2018	< 1	34.23	-	34.23	2	—	1.50	-	1.50	0.45	-	0.45
2017	< 1	34.07	-	34.07	14	—	1.50	-	1.50	28.37	-	28.37
2016	< 1	26.54	-	26.54	11	—	1.50	-	1.50	0.67	-	0.67

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
Lazard Retirement Series Emerging Market Equity Service Shares
2020	< 1	$51.42	-	51.42	< 1	2.41%	1.50	-	1.50%	(2.75)	-	(2.75)%
2019	< 1	52.87	-	52.87	< 1	0.89	1.50	-	1.50	16.37	-	16.37
2018	< 1	45.44	-	45.44	< 1	2.19	1.50	-	1.50	(19.78)	-	(19.78)
2017	< 1	56.64	-	56.64	< 1	1.83	1.50	-	1.50	25.92	-	25.92
2016	< 1	44.98	-	44.98	< 1	0.54	1.50	-	1.50	18.97	-	18.97

Legg Mason Partners Clearbridge Variable Large Cap Value Class I
2020	< 1	27.78	-	27.78	< 1	1.82	1.50	-	1.50	3.67	-	3.67
2019	< 1	26.79	-	26.79	< 1	1.78	1.50	-	1.50	26.95	-	26.95
2018	< 1	21.11	-	21.11	< 1	1.61	1.50	-	1.50	(10.25)	-	(10.25)
2017	< 1	23.52	-	23.52	1	1.40	1.50	-	1.50	13.12	-	13.12
2016	< 1	20.79	-	20.79	< 1	0.79	1.50	-	1.50	11.31	-	11.31

Lord Abbet Bond Debenture
2020	470	18.87	-	23.01	10,225	3.72	1.29	-	2.49	4.65	-	5.92
2019	521	18.04	-	21.72	10,735	3.91	1.29	-	2.49	10.55	-	11.89
2018	542	16.31	-	19.41	10,026	4.05	1.29	-	2.49	(6.41)	-	(5.26)
2017	641	17.43	-	20.49	12,587	3.98	1.29	-	2.49	6.51	-	7.81
2016	721	16.36	-	19.01	13,198	4.22	1.29	-	2.49	9.35	-	10.69

Lord Abbet Fundamental Equity
2020	84	22.92	-	27.26	2,144	1.21	1.29	-	2.34	(0.59)	-	0.46
2019	96	23.06	-	27.13	2,464	1.17	1.29	-	2.34	18.69	-	19.95
2018	118	19.15	-	22.62	2,542	1.37	1.29	-	2.44	(10.40)	-	(9.35)
2017	146	21.37	-	24.95	3,464	0.99	1.29	-	2.44	9.85	-	11.13
2016	167	19.45	-	22.45	3,597	1.09	1.29	-	2.44	12.93	-	14.26

Lord Abbet Growth and Income
2020	279	18.70	-	22.61	5,963	1.66	1.29	-	2.44	0.21	-	1.37
2019	320	18.66	-	22.30	6,775	1.60	1.29	-	2.44	19.52	-	20.92
2018	373	15.61	-	18.44	6,557	1.28	1.29	-	2.44	(10.38)	-	(9.33)
2017	460	17.42	-	20.34	8,946	1.21	1.29	-	2.44	10.64	-	11.92
2016	582	15.74	-	18.17	10,146	1.40	1.29	-	2.44	14.26	-	15.61

Lord Abbet Growth Opportunities
2020	106	39.91	-	48.26	4,839	—	1.29	-	2.44	36.00	-	37.58
2019	125	29.35	-	35.07	4,201	—	1.29	-	2.44	33.06	-	34.61
2018	177	22.05	-	26.06	4,418	—	1.29	-	2.44	(5.26)	-	(4.15)
2017	212	23.28	-	27.18	5,548	—	1.29	-	2.44	19.94	-	21.33
2016	258	19.41	-	22.40	5,567	—	1.29	-	2.44	(1.23)	-	(0.07)

Lord Abbet Mid Cap Stock
2020	363	17.83	-	21.74	7,410	1.08	1.29	-	2.49	(0.04)	-	1.18
2019	402	17.83	-	21.48	8,148	0.88	1.29	-	2.49	19.61	-	21.06
2018	456	14.91	-	17.74	7,663	0.62	1.29	-	2.49	(17.15)	-	(16.14)
2017	553	18.00	-	21.16	11,126	0.58	1.29	-	2.49	4.19	-	5.46
2016	617	17.27	-	20.06	11,828	0.48	1.29	-	2.49	13.50	-	14.90

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
MFS VIT Growth Initial Class
2020	25	$25.23	-	57.27	$1,046	—%	1.15	-	1.65%	29.70	-	30.35%
2019	28	19.45	-	43.94	925	—	1.15	-	1.65	35.89	-	36.57
2018	30	14.31	-	32.17	728	0.09	1.15	-	1.65	0.98	-	1.49
2017	34	14.17	-	31.70	821	0.11	1.15	-	1.65	29.26	-	29.91
2016	36	10.97	-	24.40	667	0.04	1.15	-	1.65	0.77	-	1.27

MFS VIT Growth Service Class
2020	2	35.58	-	39.31	67	—	1.35	-	1.85	29.11	-	29.76
2019	2	27.56	-	30.29	61	—	1.35	-	1.85	35.24	-	35.92
2018	2	20.38	-	22.29	47	—	1.35	-	1.85	0.51	-	1.02
2017	4	20.27	-	22.06	90	—	1.35	-	1.85	28.68	-	29.32
2016	4	15.75	-	17.06	72	—	1.35	-	1.85	0.29	-	0.80

MFS VIT High Yield Initial Class
2020	7	22.93	-	23.93	164	5.48	1.25	-	1.45	3.57	-	3.78
2019	8	22.14	-	23.06	188	5.57	1.25	-	1.45	13.16	-	13.38
2018	9	19.56	-	20.34	188	5.26	1.25	-	1.45	(4.48)	-	(4.29)
2017	11	20.48	-	21.25	234	6.65	1.25	-	1.45	5.16	-	5.37
2016	12	19.48	-	20.17	235	6.83	1.25	-	1.45	12.19	-	12.41

MFS VIT Investors Trust Initial Class
2020	28	25.65	-	33.14	781	0.69	1.15	-	1.65	12.01	-	12.57
2019	35	22.90	-	29.44	877	0.67	1.15	-	1.65	29.43	-	30.08
2018	36	17.70	-	22.63	707	0.62	1.15	-	1.65	(7.04)	-	(6.57)
2017	39	19.04	-	24.23	812	0.73	1.15	-	1.65	21.33	-	21.94
2016	42	15.69	-	19.87	726	0.83	1.15	-	1.65	6.82	-	7.35

MFS VIT Investors Trust Service Class
2020	5	25.98	-	28.70	152	0.43	1.35	-	1.85	11.51	-	12.07
2019	6	23.30	-	25.61	137	0.48	1.35	-	1.85	28.83	-	29.48
2018	6	18.09	-	19.78	116	0.45	1.35	-	1.85	(7.45)	-	(6.99)
2017	6	19.54	-	21.27	134	0.56	1.35	-	1.85	20.77	-	21.37
2016	7	16.18	-	17.52	116	0.55	1.35	-	1.85	6.32	-	6.86

MFS VIT New Discovery Initial Class
2020	21	41.26	-	90.31	1,381	—	1.15	-	1.65	43.50	-	44.22
2019	25	28.75	-	62.62	1,168	—	1.15	-	1.65	39.38	-	40.08
2018	29	20.63	-	44.70	965	—	1.15	-	1.65	(3.10)	-	(2.61)
2017	35	21.29	-	45.90	1,216	—	1.15	-	1.65	24.59	-	25.21
2016	38	17.09	-	36.66	1,041	—	1.15	-	1.65	7.27	-	7.81

MFS VIT New Discovery Service Class
2020	2	40.58	-	44.83	107	—	1.35	-	1.85	42.90	-	43.62
2019	3	28.40	-	31.22	80	—	1.35	-	1.85	38.67	-	39.37
2018	3	20.48	-	22.40	62	—	1.35	-	1.85	(3.54)	-	(3.05)
2017	3	21.23	-	23.10	73	—	1.35	-	1.85	24.01	-	24.63
2016	4	17.12	-	18.54	74	—	1.35	-	1.85	6.79	-	7.33

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
MFS VIT Research Initial Class
2020	17	$23.62	-	32.91	$477	0.73%	1.15	-	1.65%	14.69	-	15.26%
2019	19	20.60	-	28.55	456	0.75	1.15	-	1.65	30.77	-	31.43
2018	23	15.75	-	21.73	434	0.69	1.15	-	1.65	(5.94)	-	(5.47)
2017	25	16.75	-	22.98	498	1.38	1.15	-	1.65	21.36	-	21.96
2016	26	13.80	-	18.84	430	0.84	1.15	-	1.65	6.96	-	7.50

MFS VIT Research Service Class
2020	1	27.35	-	30.21	41	0.51	1.35	-	1.85	14.17	-	14.75
2019	2	23.95	-	26.33	41	0.56	1.35	-	1.85	30.16	-	30.81
2018	2	18.40	-	20.13	36	0.45	1.35	-	1.85	(6.39)	-	(5.92)
2017	2	19.66	-	21.39	39	1.13	1.35	-	1.85	20.81	-	21.41
2016	2	16.27	-	17.62	33	0.51	1.35	-	1.85	6.49	-	7.03

MFS VIT Total Return Bond Initial Class
2020	28	22.72	-	23.72	664	2.81	1.25	-	1.45	6.91	-	7.12
2019	34	21.25	-	22.14	741	3.42	1.25	-	1.45	8.62	-	8.84
2018	43	19.57	-	20.34	864	3.46	1.25	-	1.45	(2.52)	-	(2.32)
2017	39	19.35	-	20.83	820	3.33	1.25	-	1.65	2.75	-	3.16
2016	42	18.83	-	20.19	852	3.40	1.25	-	1.65	2.53	-	2.94

MFS VIT Utilities Initial Class
2020	5	41.01	-	43.11	201	2.50	1.35	-	1.59	4.23	-	4.48
2019	5	39.34	-	41.26	194	3.76	1.35	-	1.59	23.10	-	23.39
2018	7	31.96	-	33.44	234	1.13	1.35	-	1.59	(0.54)	-	(0.30)
2017	8	32.13	-	33.54	254	4.50	1.35	-	1.59	13.03	-	13.30
2016	8	28.43	-	29.60	229	4.01	1.35	-	1.59	9.72	-	9.98

MFS VIT Utilities Service Class
2020	8	30.76	-	33.98	280	2.09	1.35	-	1.85	3.68	-	4.20
2019	11	29.67	-	32.62	426	3.64	1.35	-	1.85	22.50	-	23.12
2018	14	24.22	-	26.49	445	0.82	1.35	-	1.85	(1.06)	-	(0.56)
2017	17	24.48	-	26.64	551	4.27	1.35	-	1.85	12.39	-	12.95
2016	24	21.78	-	23.58	684	3.50	1.35	-	1.85	9.18	-	9.74

Morgan Stanley VIF Core Plus Fixed Income Class I
2020	10	17.04	-	18.82	178	2.86	1.35	-	1.85	5.81	-	6.35
2019	10	16.10	-	17.70	169	4.07	1.35	-	1.85	8.84	-	9.38
2018	10	14.79	-	16.18	158	2.54	1.35	-	1.85	(2.49)	-	(2.00)
2017	11	15.17	-	19.14	173	2.64	1.15	-	1.85	4.29	-	5.03
2016	16	14.55	-	18.22	243	1.96	1.15	-	1.85	4.15	-	4.90

Morgan Stanley VIF Discovery Class I
2020	293	99.48	-	129.03	31,500	—	0.70	-	2.30	146.58	-	150.54
2019	327	40.34	-	51.50	14,160	—	0.70	-	2.30	36.92	-	39.13
2018	363	29.46	-	37.02	11,423	—	0.70	-	2.30	8.12	-	9.87
2017	383	27.25	-	33.69	11,077	—	0.70	-	2.30	35.62	-	37.80
2016	437	20.09	-	24.45	9,256	—	0.70	-	2.30	(10.85)	-	(9.42)

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
Morgan Stanley VIF Discovery Class II
2020	200	$114.79	-	144.99	$20,476	—%	1.29	-	2.59%	145.58	-	148.80%
2019	285	29.27	-	58.27	11,239	—	1.29	-	2.59	36.37	-	38.16
2018	354	21.18	-	34.28	10,159	—	1.29	-	2.59	7.67	-	9.10
2017	461	19.42	-	31.84	11,938	—	1.29	-	2.59	35.04	-	36.82
2016	592	14.19	-	23.58	11,119	—	1.29	-	2.59	(11.20)	-	(10.02)

Morgan Stanley VIF Emerging Markets Debt Class II
2020	151	20.14	-	31.38	4,257	4.52	1.29	-	2.59	2.82	-	4.17
2019	184	19.59	-	30.12	5,024	5.22	1.29	-	2.59	11.23	-	12.70
2018	211	17.61	-	21.67	5,112	5.67	1.29	-	2.59	(9.45)	-	(8.25)
2017	245	19.45	-	29.13	6,487	5.41	1.29	-	2.59	6.77	-	8.18
2016	290	18.22	-	26.93	7,139	5.55	1.29	-	2.59	7.72	-	9.16

Morgan Stanley VIF Emerging Markets Equity Class I
2020	461	25.70	-	30.69	11,817	1.39	0.70	-	2.20	11.95	-	13.64
2019	520	22.62	-	29.30	11,773	1.07	0.70	-	2.20	16.98	-	18.75
2018	595	19.05	-	25.05	11,441	0.46	0.70	-	2.20	(19.27)	-	(18.04)
2017	676	23.24	-	29.03	15,937	0.75	0.70	-	2.20	32.14	-	34.13
2016	757	17.33	-	21.97	13,435	0.49	0.70	-	2.20	4.42	-	6.00

Morgan Stanley VIF Emerging Markets Equity Class II
2020	73	36.19	-	44.49	3,023	1.36	1.29	-	2.44	11.59	-	12.89
2019	83	32.43	-	39.41	3,063	1.01	1.29	-	2.44	16.62	-	17.97
2018	93	27.15	-	33.41	2,923	0.39	1.29	-	2.59	(19.65)	-	(18.58)
2017	116	33.79	-	41.03	4,521	0.72	1.29	-	2.59	31.60	-	33.33
2016	147	25.68	-	30.78	4,298	0.44	1.29	-	2.59	3.87	-	5.25

Morgan Stanley VIF Global Franchise Class II
2020	471	43.98	-	55.55	22,231	0.84	1.29	-	2.59	10.30	-	11.75
2019	545	39.87	-	49.71	23,115	0.92	1.29	-	2.59	26.20	-	27.86
2018	639	31.60	-	31.74	21,328	1.03	1.29	-	2.59	(4.31)	-	(3.04)
2017	754	32.73	-	33.02	26,130	1.32	1.29	-	2.59	22.52	-	24.14
2016	900	26.37	-	26.95	25,249	1.47	1.29	-	2.59	2.70	-	4.06

Morgan Stanley VIF Global Infrastructure Class I
2020	454	19.53	-	24.54	24,397	1.69	0.70	-	1.85	(2.96)	-	(1.84)
2019	544	20.13	-	25.00	29,574	2.75	0.70	-	1.85	25.95	-	27.41
2018	655	15.98	-	19.62	27,867	3.07	0.70	-	1.85	(9.55)	-	(8.50)
2017	773	17.67	-	21.45	36,447	2.35	0.70	-	1.85	10.90	-	12.18
2016	907	15.93	-	19.12	38,251	2.32	0.70	-	1.85	13.16	-	14.47

Morgan Stanley VIF Global Infrastructure Class II
2020	398	29.39	-	37.12	8,048	1.42	1.29	-	2.59	(3.97)	-	(2.71)
2019	449	30.60	-	38.15	9,427	2.50	1.29	-	2.59	24.58	-	26.22
2018	503	24.56	-	30.22	8,388	2.81	1.29	-	2.59	(10.27)	-	(9.08)
2017	579	27.38	-	33.24	10,728	2.20	1.29	-	2.59	9.65	-	11.10
2016	647	24.97	-	29.92	10,875	2.10	1.29	-	2.59	12.00	-	13.49

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
Morgan Stanley VIF Global Strategist Class I
2020	2,203	$16.70	-	18.33	$43,288	1.47%	0.70	-	2.20%	8.50	-	10.14%
2019	2,582	15.39	-	16.64	45,506	1.86	0.70	-	2.20	15.21	-	16.95
2018	3,040	13.36	-	14.23	45,412	1.14	0.70	-	2.20	(8.55)	-	(7.16)
2017	3,534	14.61	-	15.33	56,496	1.14	0.70	-	2.20	13.59	-	15.30
2016	4,168	12.86	-	13.30	57,488	—	0.70	-	2.20	3.29	-	4.84

Morgan Stanley VIF Global Strategist Class II
2020	816	17.90	-	22.61	14,442	1.37	1.29	-	2.59	8.00	-	9.42
2019	912	16.58	-	20.66	14,794	1.76	1.29	-	2.59	14.71	-	16.23
2018	1,079	14.45	-	17.78	15,155	1.05	1.29	-	2.59	(9.06)	-	(7.86)
2017	1,254	15.89	-	19.30	19,175	1.03	1.29	-	2.59	12.99	-	14.48
2016	1,460	14.06	-	16.86	19,630	—	1.29	-	2.59	2.77	-	4.14

Morgan Stanley VIF Growth Class I
2020	7,135	83.27	-	89.41	476,389	—	0.70	-	2.69	111.52	-	115.80
2019	8,000	38.59	-	42.27	250,519	—	0.70	-	2.69	28.29	-	30.89
2018	842	29.48	-	32.95	24,576	—	0.70	-	2.69	4.65	-	6.79
2017	977	27.61	-	31.49	26,765	—	0.70	-	2.69	39.33	-	42.15
2016	1,124	19.42	-	22.60	22,120	—	0.70	-	2.69	(4.27)	-	(2.32)

Morgan Stanley VIF Growth Class II
2020	3,559	99.35	-	125.49	108,619	—	1.29	-	2.59	111.20	-	113.98
2019	4,197	47.04	-	58.65	61,215	—	1.29	-	2.59	28.09	-	29.77
2018	126	36.73	-	39.14	5,197	—	1.29	-	2.59	4.52	-	5.91
2017	142	35.14	-	36.96	5,522	—	1.29	-	2.59	39.15	-	40.99
2016	167	25.25	-	26.21	4,617	—	1.29	-	2.59	(4.46)	-	(3.18)

Morgan Stanley VIF U.S. Real Estate Class I
2020	248	26.28	-	52.62	9,163	2.80	0.70	-	2.20	(18.66)	-	(17.43)
2019	264	32.31	-	63.73	11,965	1.87	0.70	-	2.20	16.35	-	18.11
2018	290	30.65	-	53.96	11,245	2.72	0.70	-	2.20	(9.74)	-	(8.36)
2017	332	30.28	-	58.88	14,210	1.43	0.70	-	2.30	0.77	-	2.39
2016	387	30.05	-	57.51	16,359	1.32	0.70	-	2.30	4.39	-	6.07

Morgan Stanley VIF U.S. Real Estate Class II
2020	437	24.64	-	35.54	13,913	2.52	1.29	-	2.59	(19.23)	-	(18.17)
2019	513	30.51	-	43.44	20,140	1.61	1.29	-	2.59	15.62	-	17.15
2018	594	26.39	-	32.47	19,935	2.42	1.29	-	2.59	(10.35)	-	(9.16)
2017	675	29.43	-	40.82	25,034	1.24	1.29	-	2.59	0.23	-	1.55
2016	753	29.36	-	40.19	27,602	1.06	1.29	-	2.59	3.80	-	5.18

Morgan Stanley VIS Income Plus Class X Shares
2020	740	22.24	-	32.18	32,919	3.32	0.70	-	2.05	8.38	-	9.86
2019	849	20.52	-	29.29	34,206	3.56	0.70	-	2.05	13.61	-	15.15
2018	1,007	18.06	-	25.44	34,949	3.44	0.70	-	2.05	(5.97)	-	(4.69)
2017	1,192	19.21	-	26.69	43,810	3.57	0.70	-	2.05	4.49	-	5.91
2016	1,398	18.39	-	25.20	48,941	3.95	0.70	-	2.05	4.92	-	6.34

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
Morgan Stanley VIS Income Plus Class Y Shares
2020	1,824	$16.75	-	21.16	$38,952	3.04%	1.29	-	2.59%	7.43	-	8.85%
2019	2,031	15.59	-	19.44	40,083	3.29	1.29	-	2.59	12.80	-	14.28
2018	2,190	13.82	-	17.01	37,937	3.18	1.29	-	2.59	(6.78)	-	(5.55)
2017	2,568	14.83	-	18.01	47,317	3.25	1.29	-	2.59	3.72	-	5.09
2016	2,921	14.30	-	17.14	51,600	3.59	1.29	-	2.59	3.93	-	5.31

Neuberger Berman AMT Mid Cap Growth Class I
2020	< 1	55.09	-	55.09	2	—	1.59	-	1.59	37.77	-	37.77
2019	< 1	39.99	-	39.99	1	—	1.59	-	1.59	30.65	-	30.65
2018	—	N/A	-	N/A	—	—	N/A	-	N/A	N/A	-	N/A
2017	—	N/A	-	N/A	—	—	N/A	-	N/A	N/A	-	N/A
2016	—	N/A	-	N/A	—	—	N/A	-	N/A	N/A	-	N/A

Neuberger Berman AMT Sustainable Equity Class I (sub-account launched on April 30, 2019)
2020	3	12.74	-	12.74	33	0.62	1.59	-	1.59	17.68	-	17.68
2019	3	10.83	-	10.83	29	0.42	1.59	-	1.59	8.24	-	8.24

PIMCO VIT CommodityRealReturn® Strategy Advisor Class
2020	77	4.62	-	5.49	400	6.22	1.29	-	2.44	(1.23)	-	(0.08)
2019	84	4.68	-	5.49	437	4.33	1.29	-	2.44	8.65	-	9.92
2018	91	4.31	-	5.00	434	1.98	1.29	-	2.44	(16.29)	-	(15.31)
2017	106	5.15	-	5.90	599	12.05	1.29	-	2.44	(0.42)	-	0.74
2016	168	5.17	-	5.86	944	0.97	1.29	-	2.44	12.08	-	13.39

PIMCO VIT Emerging Markets Bond Advisor Class
2020	22	16.55	-	19.64	407	4.50	1.29	-	2.44	4.01	-	5.23
2019	28	15.91	-	18.67	500	4.32	1.29	-	2.44	11.87	-	13.18
2018	31	14.22	-	16.49	487	4.02	1.29	-	2.44	(7.15)	-	(6.06)
2017	32	15.31	-	17.56	541	4.86	1.29	-	2.44	7.11	-	8.35
2016	41	14.30	-	16.20	639	5.06	1.29	-	2.44	10.44	-	11.74

PIMCO VIT International Bond (U.S. Dollar-Hedged) Institutional Class
2020	< 1	20.14	-	20.14	< 1	5.86	1.50	-	1.50	3.98	-	3.98
2019	< 1	19.37	-	19.37	< 1	1.76	1.50	-	1.50	5.40	-	5.40
2018	< 1	18.38	-	18.38	< 1	1.31	1.50	-	1.50	0.58	-	0.58
2017	< 1	18.27	-	18.27	1	4.84	1.50	-	1.50	1.23	-	1.23
2016	< 1	18.05	-	18.05	1	1.12	1.50	-	1.50	4.88	-	4.88

PIMCO VIT Real Return Advisor Class
2020	195	13.22	-	15.69	2,895	1.31	1.29	-	2.44	8.90	-	10.16
2019	227	12.14	-	14.25	3,066	1.57	1.29	-	2.44	5.70	-	6.93
2018	246	11.49	-	13.32	3,123	2.37	1.29	-	2.44	(4.69)	-	(3.57)
2017	278	12.05	-	13.82	3,672	2.51	1.29	-	2.44	1.04	-	2.22
2016	138	12.19	-	13.52	1,796	2.17	1.29	-	2.24	2.74	-	3.74

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
PIMCO VIT Total Return Advisor Class
2020	451	$14.47	-	17.57	$7,506	2.02%	1.29	-	2.59%	5.75	-	7.14%
2019	463	13.68	-	16.40	7,207	2.91	1.29	-	2.59	5.46	-	6.85
2018	488	12.97	-	15.34	7,147	2.43	1.29	-	2.59	(3.20)	-	(1.92)
2017	571	13.40	-	15.64	8,553	1.90	1.29	-	2.59	2.12	-	3.46
2016	689	13.13	-	15.12	10,037	2.02	1.29	-	2.59	(0.07)	-	1.26

PIMCO VIT Total Return Institutional Class
2020	< 1	19.79	-	19.79	< 1	2.07	1.50	-	1.50	7.02	-	7.02
2019	< 1	18.50	-	18.50	< 1	2.98	1.50	-	1.50	6.73	-	6.73
2018	< 1	17.33	-	17.33	2	2.55	1.50	-	1.50	(2.03)	-	(2.03)
2017	< 1	17.69	-	17.69	2	1.99	1.50	-	1.50	3.35	-	3.35
2016	< 1	17.12	-	17.12	2	2.05	1.50	-	1.50	1.14	-	1.14

Putnam VT Diversified Income Class IB
2020	614	17.94	-	23.99	12,617	7.70	0.80	-	2.15	(3.03)	-	(1.70)
2019	679	18.50	-	24.41	14,288	3.34	0.80	-	2.15	8.84	-	10.34
2018	757	17.00	-	22.12	14,509	4.23	0.80	-	2.15	(3.12)	-	(1.78)
2017	859	17.54	-	22.52	16,866	5.61	0.80	-	2.15	4.83	-	6.27
2016	944	16.74	-	21.19	17,555	7.14	0.80	-	2.15	3.16	-	4.58

Putnam VT Emerging Markets Equity Fund Class IB
2020	472	11.39	-	19.97	9,077	0.04	0.80	-	2.15	25.19	-	26.91
2019	556	9.10	-	15.74	8,300	—	0.80	-	2.15	22.25	-	23.93
2018	603	7.44	-	12.70	7,361	—	0.80	-	2.15	(20.40)	-	(19.29)
2017	696	9.35	-	15.74	10,443	1.06	0.80	-	2.15	32.15	-	33.96
2016	784	7.08	-	11.75	8,837	0.93	0.80	-	2.15	(8.72)	-	(7.46)

Putnam VT Equity Income Class IB
2020	3,935	13.90	-	29.53	139,398	1.75	0.70	-	2.69	2.98	-	5.06
2019	4,493	13.23	-	28.68	152,365	2.06	0.70	-	2.69	26.92	-	29.49
2018	5,173	10.22	-	22.59	137,308	0.71	0.70	-	2.69	(10.95)	-	(9.13)
2017	5,922	11.24	-	25.37	174,275	0.88	0.70	-	2.69	12.45	-	15.60
2016	2,238	14.42	-	31.11	59,352	1.85	0.80	-	2.59	10.71	-	12.74

Putnam VT George Putnam Balanced Class IB
2020	1,842	20.35	-	26.25	42,379	1.16	0.80	-	2.69	12.32	-	14.48
2019	1,965	18.12	-	22.93	39,844	1.44	0.80	-	2.69	20.69	-	23.01
2018	2,248	15.01	-	18.64	37,341	0.71	0.80	-	2.69	(5.74)	-	(3.92)
2017	2,548	15.93	-	19.40	44,416	1.60	0.80	-	2.69	12.02	-	14.17
2016	2,836	14.22	-	16.99	43,742	1.73	0.80	-	2.69	5.11	-	7.15

Putnam VT Global Asset Allocation Class IB
2020	662	25.46	-	26.18	16,226	1.75	0.80	-	2.44	9.59	-	11.41
2019	653	23.23	-	23.50	14,696	1.46	0.80	-	2.44	14.29	-	16.19
2018	755	20.23	-	20.32	14,792	1.92	0.80	-	2.44	(9.52)	-	(8.00)
2017	948	21.99	-	22.46	20,209	1.45	0.80	-	2.44	12.54	-	14.42
2016	1,033	19.22	-	19.96	19,441	1.91	0.80	-	2.44	4.12	-	5.86

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
Putnam VT Global Equity Class IB
2020	1,111	$11.85	-	17.49	$17,870	0.17%	0.80	-	2.19%	7.67	-	9.19%
2019	1,298	11.00	-	16.02	19,217	—	0.80	-	2.29	9.72	-	25.58
2018	907	7.88	-	12.76	10,890	0.32	0.80	-	2.15	(14.33)	-	(13.14)
2017	1,013	9.20	-	14.69	14,073	1.39	0.80	-	2.15	25.63	-	27.35
2016	1,126	7.32	-	11.53	12,373	1.05	0.80	-	2.15	(1.09)	-	0.27

Putnam VT Global Health Care Class IB
2020	536	35.49	-	45.42	20,716	0.50	0.80	-	2.44	13.46	-	15.35
2019	605	31.01	-	39.37	20,470	—	0.80	-	2.49	27.07	-	29.25
2018	704	24.40	-	30.46	18,552	0.99	0.80	-	2.49	(3.07)	-	(1.39)
2017	795	25.17	-	30.89	21,379	0.57	0.80	-	2.49	12.45	-	14.38
2016	923	22.39	-	27.01	21,889	—	0.80	-	2.49	(13.55)	-	(12.06)

Putnam VT Government Money Market Class IB
2020	3,086	7.57	-	11.39	28,266	0.20	0.80	-	2.54	(2.34)	-	(0.61)
2019	3,448	7.75	-	11.46	32,074	1.54	0.80	-	2.54	(1.01)	-	0.74
2018	3,490	7.83	-	11.38	32,508	1.17	0.80	-	2.54	(1.39)	-	0.37
2017	3,714	7.94	-	11.34	34,746	0.24	0.80	-	2.54	(2.28)	-	(0.56)
2016	4,095	8.13	-	11.40	38,866	0.01	0.80	-	2.54	(2.52)	-	(0.79)

Putnam VT Growth Opportunities Class IB
2020	5,785	22.35	-	22.90	120,639	0.04	0.80	-	2.69	35.01	-	37.60
2019	6,676	16.24	-	16.97	101,902	0.13	0.80	-	2.69	33.09	-	35.65
2018	7,652	11.97	-	12.75	86,741	—	0.80	-	2.69	(0.37)	-	1.56
2017	8,722	11.79	-	12.79	98,132	0.11	0.80	-	2.69	27.41	-	29.86
2016	10,017	9.08	-	10.04	87,441	0.09	0.80	-	2.69	0.42	-	0.64

Putnam VT High Yield Class IB
2020	604	24.49	-	29.91	16,298	5.73	0.80	-	2.54	2.55	-	4.36
2019	698	23.88	-	28.66	18,147	5.99	0.80	-	2.54	11.51	-	13.48
2018	813	21.42	-	25.26	18,794	5.90	0.80	-	2.54	(6.50)	-	(4.84)
2017	936	22.91	-	26.54	22,872	5.96	0.80	-	2.54	4.28	-	6.13
2016	1,074	21.97	-	25.01	24,946	6.59	0.80	-	2.54	12.62	-	14.63

Putnam VT Income Class IB
2020	2,063	15.30	-	25.03	41,024	4.80	0.80	-	2.54	3.06	-	4.88
2019	2,199	14.85	-	23.87	41,983	3.22	0.80	-	2.54	9.07	-	11.00
2018	2,450	13.61	-	21.50	42,592	3.10	0.80	-	2.54	(2.34)	-	(0.61)
2017	2,820	13.94	-	21.63	49,556	4.41	0.80	-	2.54	2.93	-	4.75
2016	3,102	13.54	-	20.65	52,371	4.51	0.80	-	2.54	(0.58)	-	1.19

Putnam VT International Equity Class IB
2020	2,701	16.21	-	18.95	46,457	1.65	0.70	-	2.59	9.21	-	11.31
2019	3,005	14.56	-	17.35	46,999	1.41	0.70	-	2.59	21.93	-	24.28
2018	3,400	11.72	-	14.23	43,311	1.41	0.70	-	2.59	(21.21)	-	(19.68)
2017	3,712	14.59	-	18.06	59,362	2.29	0.70	-	2.59	23.33	-	25.70
2016	4,241	11.61	-	14.65	54,621	3.33	0.70	-	2.59	(4.97)	-	(3.13)

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
Putnam VT International Value Class IB
2020	450	$12.33	-	17.25	$7,008	2.50%	0.80	-	2.15%	1.71	-	3.11%
2019	504	12.12	-	16.73	7,684	2.77	0.80	-	2.15	17.64	-	19.26
2018	608	10.30	-	14.03	7,775	2.08	0.80	-	2.15	(19.39)	-	(18.28)
2017	687	12.78	-	17.17	10,813	1.54	0.80	-	2.15	22.03	-	23.70
2016	781	10.47	-	13.88	10,002	2.33	0.80	-	2.15	(1.06)	-	0.30

Putnam VT Mortgage Securities Class IB
2020	475	15.78	-	21.05	8,125	9.66	0.80	-	2.10	(3.63)	-	(2.35)
2019	539	16.37	-	21.55	9,521	2.22	0.80	-	2.10	10.83	-	12.29
2018	616	14.77	-	19.19	9,647	2.86	0.80	-	2.10	(2.99)	-	(1.70)
2017	712	14.90	-	19.53	11,499	2.39	0.80	-	2.15	(0.22)	-	1.15
2016	819	14.94	-	19.31	13,240	1.92	0.80	-	2.15	(1.94)	-	(0.60)

Putnam VT Multi-Cap Core Class IB
2020	1,902	23.96	-	32.77	44,771	0.96	0.80	-	2.44	14.48	-	16.39
2019	2,184	20.59	-	28.63	44,279	1.13	0.80	-	2.44	28.44	-	30.58
2018	2,485	15.77	-	22.29	38,964	1.12	0.80	-	2.44	(9.89)	-	(8.38)
2017	2,805	17.21	-	24.73	48,313	1.09	0.80	-	2.44	19.88	-	21.88
2016	3,121	14.12	-	20.63	44,326	1.29	0.80	-	2.44	9.33	-	11.16

Putnam VT Research Class IB
2020	700	31.53	-	38.25	20,551	0.60	0.80	-	2.29	17.19	-	18.96
2019	800	26.50	-	32.64	19,827	1.17	0.80	-	2.29	30.20	-	32.17
2018	947	20.05	-	25.07	17,871	—	0.80	-	2.29	(6.89)	-	(5.48)
2017	1,106	21.21	-	26.92	22,203	0.65	0.80	-	2.29	20.54	-	22.36
2016	1,267	17.34	-	22.33	21,006	1.52	0.80	-	2.29	7.57	-	9.20

Putnam VT Small Cap Growth Class IB
2020	79	45.95	-	58.53	4,125	—	0.80	-	2.15	45.19	-	47.18
2019	97	31.65	-	39.77	3,488	—	0.80	-	2.15	34.50	-	36.35
2018	103	24.30	-	29.17	2,727	—	0.80	-	1.95	(15.53)	-	(14.53)
2017	112	28.77	-	34.13	3,480	0.50	0.80	-	1.95	5.84	-	7.07
2016	117	27.18	-	31.87	3,434	0.71	0.80	-	1.95	13.27	-	14.60

Putnam VT Small Cap Value Class IB
2020	682	22.66	-	29.63	22,982	1.09	0.70	-	2.30	1.60	-	3.24
2019	770	22.30	-	28.70	25,193	0.68	0.70	-	2.30	21.42	-	23.37
2018	903	18.37	-	23.26	24,086	0.41	0.70	-	2.30	(21.76)	-	(20.49)
2017	995	23.47	-	29.25	33,692	0.70	0.70	-	2.30	5.43	-	7.12
2016	1,109	22.27	-	27.31	35,692	1.10	0.70	-	2.30	24.60	-	26.61

Putnam VT Sustainable Future Class IB
2020	120	53.02	-	65.72	7,130	0.11	0.80	-	2.00	49.58	-	51.40
2019	140	35.44	-	43.41	5,517	0.60	0.80	-	2.00	27.42	-	28.97
2018	164	27.82	-	33.66	5,023	0.57	0.80	-	2.00	(6.85)	-	(5.71)
2017	184	29.86	-	35.69	6,028	0.82	0.80	-	2.00	8.51	-	9.83
2016	209	27.52	-	32.50	6,248	0.67	0.80	-	2.00	10.74	-	12.09

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
Putnam VT Sustainable Leaders Class IB
2020	2,861	$29.98	-	46.71	$81,760	0.42%	0.80	-	2.69%	25.31	-	27.71%
2019	3,272	23.47	-	37.28	73,388	0.46	0.80	-	2.69	32.72	-	35.27
2018	3,769	17.35	-	28.09	63,087	—	0.80	-	2.69	(4.17)	-	(2.32)
2017	4,265	17.76	-	29.31	73,615	0.64	0.80	-	2.69	25.78	-	28.19
2016	4,863	13.86	-	23.30	65,714	0.68	0.80	-	2.69	4.90	-	6.93

Templeton Developing Markets VIP Class 2
2020	145	32.86	-	39.34	6,631	4.20	1.15	-	2.49	14.29	-	15.84
2019	162	28.37	-	34.43	6,419	1.00	1.15	-	2.49	23.56	-	25.25
2018	190	22.65	-	27.86	6,039	0.86	1.15	-	2.49	(17.89)	-	(16.76)
2017	216	27.21	-	33.93	8,297	1.02	1.15	-	2.49	36.94	-	38.81
2016	259	19.60	-	24.78	7,229	0.86	1.15	-	2.49	14.53	-	16.10

Templeton Foreign VIP Class 2
2020	1,520	16.09	-	17.46	27,879	3.40	1.15	-	2.69	(3.80)	-	(2.29)
2019	1,663	16.47	-	18.14	31,191	1.72	1.15	-	2.69	9.52	-	11.24
2018	1,861	14.80	-	16.57	31,545	2.66	1.15	-	2.69	(17.71)	-	(16.41)
2017	2,122	17.71	-	20.13	43,239	2.61	1.15	-	2.69	13.58	-	15.36
2016	2,477	15.35	-	17.73	44,078	1.88	1.15	-	2.69	4.30	-	5.95

Templeton Global Bond VIP Class 2
2020	29	20.45	-	32.18	761	8.38	1.15	-	2.24	(7.39)	-	(6.36)
2019	30	22.09	-	34.37	853	7.12	1.15	-	2.24	(0.26)	-	0.85
2018	32	22.14	-	34.08	886	—	1.15	-	2.24	(0.35)	-	0.77
2017	35	22.22	-	33.82	971	—	1.15	-	2.24	(0.34)	-	0.76
2016	36	22.30	-	33.56	1,011	—	1.15	-	2.24	0.64	-	1.76

Templeton Growth VIP Class 2
2020	15	16.88	-	26.49	376	2.92	1.15	-	1.85	3.85	-	4.59
2019	19	16.25	-	25.33	450	2.80	1.15	-	1.85	13.03	-	13.84
2018	22	14.38	-	22.25	458	1.98	1.15	-	1.85	(16.43)	-	(15.83)
2017	27	17.21	-	26.43	678	1.67	1.15	-	1.85	16.32	-	17.15
2016	30	14.79	-	22.56	637	1.83	1.15	-	1.85	7.60	-	8.37

AST Global Bond (sub-account launched on November 13, 2020)
2020	2	10.07	-	10.07	19	—	1.15	-	1.65	0.68	-	0.75

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Shareholder of
Allstate Life Insurance Company
Northbrook, Illinois 60062
Opinion on the Financial Statements
We have audited the accompanying Consolidated Statements of Financial Position of Allstate Life Insurance Company and subsidiaries (the “Company”), an affiliate of The Allstate Corporation, as of December 31, 2020 and 2019, and the related Consolidated Statements of Operations and Comprehensive Income, Shareholder’s Equity, and Cash Flows for each of the three years in the period ended December 31, 2020, and the related notes (collectively referred to as the "financial statements").
In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, Schedule I-Summary of Investments Other Than Investments in Related Parties, Schedule IV-Reinsurance, and Schedule V-Valuation Allowances and Qualifying Accounts, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
Critical Audit Matters
The critical audit matter communicated below is a matter arising from the current-period audit of the financial statements that was communicated or required to be communicated to the audit committee and that (1) relates to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.
Reserve for Life-Contingent Contract Benefits and Premium Deficiency Reserve for Life-Contingent Immediate Annuities – Refer to Notes 2 and 8 to the Financial Statements
Critical Audit Matter Description
As of December 31, 2020, the reserve for life-contingent contract benefits for Life-Contingent Immediate Annuities was $8.9 billion. Due to the long-term nature of life-contingent immediate annuities, benefits are payable over many years. The Company establishes reserves as the present value of future expected benefits to be paid, reduced by the present value of future expected net premiums. Long-term actuarial assumptions, such as future investment yields and mortality, are used when establishing the reserve. These assumptions are established at the time the contract is issued and are generally not changed during the life of the contract. The Company periodically performs a gross premium valuation (“GPV”) analysis to review the adequacy of reserves using actual experience and current assumptions. If actual experience and current assumptions are adverse compared to the original assumptions and a premium deficiency is determined to exist, any remaining unamortized deferred acquisition costs (“DAC”) balance would be expensed to the extent not recoverable, and the establishment of a premium deficiency reserve may be required for any remaining deficiency. During the year ended December 31, 2020, annuitants living longer than originally anticipated and lower long-term investment yield assumptions resulted in a premium deficiency. The deficiency was recognized as an increase in the reserve for life-contingent contract benefits and life contract benefits of $226 million. The original assumptions used to establish reserves were updated to reflect current assumptions and the primary changes included mortality expectations and long-term investment yields.
The Company also reviews these policies for circumstances where projected profits would be recognized in early years followed by projected losses in later years through a profits followed by losses (“PFBL”) analysis. If this circumstance exists, the Company will accrue a liability, during the period of profits, to offset the losses at such time as the future losses are expected to commence using a method updated prospectively over time. The Company’s analyses did not indicate periods of profits followed by periods of losses; therefore, the Company has not established a PFBL reserve as of December 31, 2020.
Given the subjectivity involved in selecting the current assumptions for projected investment yields and mortality, the sensitivity of the estimate to these assumptions, and the establishment of a premium deficiency reserve, the related audit effort to evaluate the reserve for life-contingent contract benefits, the GPV, the resulting premium deficiency reserve, and the PFBL analysis for life-contingent immediate annuities required a high degree of auditor judgment and an increased extent of effort, including involvement of our actuarial specialists.
How the Critical Audit Matter Was Addressed in the Audit
Our principal audit procedures related to the reserve for life-contingent contract benefits and the premium deficiency reserve, including the GPV and PFBL analysis for life-contingent immediate annuities, included the following:
•We tested the effectiveness of controls over management’s reserve for life-contingent contract benefits, premium deficiency reserve, GPV, and PFBL analysis, including those over the Company’s selection of assumptions.
•With the assistance of our actuarial specialists, we evaluated the reasonableness of assumptions and their incorporation into the projection model used by the Company to perform its analysis by:
–Testing the underlying data that served as the basis for the assumptions setting and the underlying data used in the projection model to ensure the inputs were complete and accurate
–Comparing mortality assumptions selected to actual historical experience
–Comparing projected investment yields selected to historical portfolio returns, evaluating for consistency with current investment portfolio yields and the Company’s long-term reinvestment strategy, and comparing to independently obtained market data
•With the assistance of our actuarial specialists, we independently calculated the GPV reserves from the Company’s projection model for a sample of contracts and compared our estimates to management’s estimates.
•With the assistance of our actuarial specialists, we evaluated the reasonableness of the total gross premium valuation reserve at the date the premium deficiency was determined by the Company and at year-end based on known changes to long-term investment yield assumptions and current market data.
•We agreed the recorded premium deficiency reserve amount to the Company’s GPV analysis.
•With the assistance of our actuarial specialists, we evaluated the aggregate cash flows generated through the Company’s premium deficiency reserve testing for evidence of potential PFBL scenarios that would require the accrual of additional reserves to cover such future losses.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
February 26, 2021 (March 30, 2021, as to the subsequent events described in Note 1)

We have served as the Company’s auditor since 2001.

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

($ in millions)	Year Ended December 31,
	2020	2019	2018
Revenues
Premiums (net of reinsurance ceded of $94, $139 and $138)	$618	$677	$704
Contract charges (net of reinsurance ceded of $177, $180 and $188)	675	682	695
Other revenue	34	42	38
Net investment income	1,242	1,411	1,585
Realized capital gains and losses	266	341	(175)
Total revenues	2,835	3,153	2,847

Costs and expenses
Contract benefits (net of reinsurance ceded of $176, $187 and $249)	1,729	1,481	1,446
Interest credited to contractholder funds (net of reinsurance ceded of $44, $40 and $44)	579	585	601
Amortization of deferred policy acquisition costs	147	180	146
Operating costs and expenses	229	249	271
Restructuring and related charges	5	1	2
Interest expense	7	5	5
Total costs and expenses	2,696	2,501	2,471

Gain on disposition of operations	4	6	6

Income from operations before income tax expense	143	658	382

Income tax expense	7	128	17

Net income	136	530	365

Other comprehensive income (loss), after-tax
Change in unrealized net capital gains and losses	282	679	(354)
Change in unrealized foreign currency translation adjustments	10	(17)	—
Other comprehensive income (loss), after-tax	292	662	(354)

Comprehensive income	$428	$1,192	$11

See notes to consolidated financial statements.
1

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARES
CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

($ in millions, except par value data)	December 31,
	2020	2019
Assets
Investments
Fixed income securities, at fair value (amortized cost, net $21,522 and $20,217)	$23,907	$21,725
Mortgage loans, net	3,359	3,988
Equity securities, at fair value (cost $1,107 and $1,123)	1,536	1,469
Limited partnership interests	3,065	3,250
Short-term, at fair value (amortized cost $974 and $1,191)	974	1,191
Policy loans	582	557
Other, net	1,375	1,427
Total investments	34,798	33,607
Cash	36	43
Deferred policy acquisition costs	973	947
Reinsurance recoverable from non-affiliates	1,989	2,082
Reinsurance recoverable from affiliates	—	408
Accrued investment income	231	239
Other assets, net	714	794
Separate Accounts	3,294	3,009
Total assets	$42,035	$41,129
Liabilities
Contractholder funds	$16,481	$16,711
Reserve for life-contingent contract benefits	11,800	11,272
Unearned premiums	3	4
Payable to affiliates, net	33	35
Other liabilities and accrued expenses	1,007	1,181
Deferred income taxes	956	894
Notes due to related parties	214	214
Separate Accounts	3,294	3,009
Total liabilities	33,788	33,320
Commitments and Contingent Liabilities (Notes 7 and 11)
Shareholder’s Equity
Redeemable preferred stock - series A, $100 par value, 1,500,000 shares authorized, none issued	—	—
Redeemable preferred stock - series B, $100 par value, 1,500,000 shares authorized, none issued	—	—
Common stock, $227 par value, 23,800 shares authorized and outstanding	5	5
Additional capital paid-in	2,083	2,024
Retained income	4,952	4,865
Accumulated other comprehensive income:
Unrealized net capital gains and losses on fixed income securities with credit losses	—	41
Other unrealized net capital gains and losses	1,882	1,149
Unrealized adjustment to DAC, DSI and insurance reserves	(678)	(268)
Total unrealized net capital gains and losses	1,204	922
Unrealized foreign currency translation adjustments	3	(7)
Total accumulated other comprehensive income (“AOCI”)	1,207	915
Total shareholder’s equity	8,247	7,809
Total liabilities and shareholder’s equity	$42,035	$41,129

See notes to consolidated financial statements.
2

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARES
CONSOLIDATED STATEMENTS OF SHAREHOLDER’S EQUITY

($ in millions)	Year Ended December 31,
	2020	2019	2018

Common stock	$5	$5	$5

Additional capital paid-in
Balance, beginning of year	2,024	2,024	2,024
Gain on reinsurance with an affiliate	59	—	—
Balance, end of year	2,083	2,024	2,024

Retained income
Balance, beginning of year	4,865	4,410	3,981
Net income	136	530	365
Dividends	—	(75)	(250)
Cumulative effect of change in accounting principle	(49)	—	314
Balance, end of year	4,952	4,865	4,410

Accumulated other comprehensive income
Balance, beginning of year	915	253	845
Change in unrealized net capital gains and losses	282	679	(354)
Change in unrealized foreign currency translation adjustments	10	(17)	—
Cumulative effect of change in accounting principle	—	—	(238)
Balance, end of year	1,207	915	253

Total shareholder’s equity	$8,247	$7,809	$6,692

See notes to consolidated financial statements.
3

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARES
CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)	Year Ended December 31,
	2020	2019	2018
Cash flows from operating activities
Net income	$136	$530	$365
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization and other non-cash items	(51)	(60)	(58)
Realized capital gains and losses	(266)	(341)	175
Gain on disposition of operations	(4)	(6)	(6)
Interest credited to contractholder funds	579	585	601
Changes in:
Policy benefits and other insurance reserves	(430)	(610)	(612)
Deferred policy acquisition costs	96	125	67
Reinsurance recoverables, net	90	66	51
Income taxes	(86)	8	(64)
Other operating assets and liabilities	245	69	136
Net cash provided by operating activities	309	366	655
Cash flows from investing activities
Proceeds from sales
Fixed income securities	3,370	3,800	4,858
Equity securities	1,591	984	1,257
Limited partnership interests	336	354	367
Mortgage loans	212	—	—
Other investments	58	61	39
Investment collections
Fixed income securities	1,333	1,355	1,448
Mortgage loans	550	537	434
Other investments	50	76	168
Investment purchases
Fixed income securities	(5,335)	(4,406)	(5,444)
Equity securities	(1,431)	(844)	(1,086)
Limited partnership interests	(375)	(398)	(551)
Mortgage loans	(112)	(532)	(552)
Other investments	(45)	(103)	(270)
Change in short-term investments, net	25	(343)	(3)
Change in policy loans and other investments, net	54	(63)	(69)
Net cash provided by investing activities	281	478	596
Cash flows from financing activities
Contractholder fund deposits	753	747	771
Contractholder fund withdrawals	(1,373)	(1,599)	(1,893)
Proceeds from issuance of notes to related parties	—	215	—
Repayment of notes to related parties	—	(141)	—
Dividends paid	—	(75)	(250)
Other	23	—	28
Net cash used in financing activities	(597)	(853)	(1,344)
Net decrease in cash	(7)	(9)	(93)
Cash at beginning of year	43	52	145
Cash at end of year	$36	$43	$52

See notes to consolidated financial statements.
4

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. General
Basis of presentation
The accompanying consolidated financial statements include the accounts of Allstate Life Insurance Company (“ALIC”) and its wholly owned subsidiaries (collectively referred to as the “Company”). ALIC is wholly owned by Allstate Insurance Company (“AIC”), which is wholly owned by Allstate Insurance Holdings, LLC, a wholly owned subsidiary of The Allstate Corporation (the “Corporation”). These consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). All significant intercompany accounts and transactions have been eliminated.
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.
The Company operates as a single segment entity based on the manner in which the Company uses financial information to evaluate business performance and to determine the allocation of resources.
Nature of operations
The Company offers traditional, interest-sensitive and variable life insurance in New York and term conversion interest-sensitive life insurance countrywide. The Company previously sold traditional life insurance countrywide through June 2019 and variable life insurance nationwide through September 2017. The Company distributes its products through Allstate exclusive agents and exclusive financial specialists. The Company also offers voluntary accident and health insurance through workplace enrolling independent agents and benefits brokers in New York. The Company previously offered and continues to have in force fixed annuities such as deferred and immediate annuities. The Company also previously offered variable annuities and substantially all of this business is reinsured.
The following table summarizes premiums and contract charges by product.

($ in millions)	2020	2019	2018
Premiums
Traditional life insurance	$531	$557	$582
Accident and health insurance	87	120	122
Total premiums	618	677	704

Contract charges
Interest-sensitive life insurance	665	669	680
Fixed annuities	10	13	15
Total contract charges	675	682	695
Total premiums and contract charges	$1,293	$1,359	$1,399
The Company, through several subsidiaries, operates in the U.S. (all 50 states and the District of Columbia). For 2020, the top geographic locations for direct statutory premiums and annuity considerations were New York, California, Texas, Florida and Illinois. No other jurisdiction accounted for more than 5% of direct statutory premiums and annuity considerations.
Subsequent event
On January 26, 2021, AIC entered into an agreement to sell ALIC to Antelope US Holdings Company, an affiliate of an investment fund associated with The Blackstone Group Inc. On March 29, 2021, AIC and ALIC entered into an agreement to sell Allstate Life Insurance Company of New York (“ALNY”) to Wilton Reassurance Company. The sales transactions are expected to close in the second half of 2021, subject to regulatory approvals and other customary closing conditions.

2. Summary of Significant Accounting Policies
Investments
Fixed income securities include bonds, asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”). MBS includes residential and commercial mortgage-backed securities. Fixed income securities, which may be sold prior to their contractual maturity, are designated as available-for-sale (“AFS”) and are carried at fair value. The difference between amortized cost, net of credit loss allowances (“amortized cost, net”) and fair value, net of deferred income taxes and related deferred policy acquisition costs (“DAC”), deferred sales inducement costs (“DSI”) and reserves for life-contingent contract
5

benefits, is reflected as a component of AOCI. The Company excludes accrued interest receivable from the amortized cost basis of its AFS fixed income securities. Cash received from calls and make-whole payments is reflected as a component of proceeds from sales and cash received from maturities and pay-downs is reflected as a component of investment collections within the Consolidated Statements of Cash Flows.
Mortgage loans and loans reported in other investments (bank loans and agent loans) are carried at amortized cost, net, which represent the amount expected to be collected. The Company excludes accrued interest receivable from the amortized cost basis of its mortgage, bank and agent loans. Credit loss allowances are estimates of expected credit losses, established for loans upon origination or purchase, and are established considering all relevant information available, including past events, current conditions, and reasonable and supportable forecasts over the life of the loans. Loans are evaluated on a pooled basis when they share similar risk characteristics; otherwise, they are evaluated individually.
Equity securities primarily include common stocks, exchange traded and mutual funds, non-redeemable preferred stocks and real estate investment trust equity investments. Certain exchange traded and mutual funds have fixed income securities as their underlying investments. Equity securities are carried at fair value. Equity securities without readily determinable or estimable fair values are measured using the measurement alternative, which is cost less impairment, if any, and adjustments resulting from observable price changes in orderly transactions for the identical or similar investment of the same issuer.
Investments in limited partnership interests are primarily accounted for in accordance with the equity method of accounting (“EMA”) and include interests in private equity funds, real estate funds and other funds. Investments in limited partnership interests purchased prior to January 1, 2018, where the Company’s interest is so minor that it exercises virtually no influence over operating and financial policies are accounted for at fair value primarily utilizing the net asset value (“NAV”) as a practical expedient to determine fair value.
Short-term investments, including money market funds, commercial paper, U.S. Treasury bills and other short-term investments, are carried at fair value. Policy loans are carried at unpaid principal balances. Other investments primarily consist of bank loans, real estate, agent loans and derivatives. Bank loans are primarily senior secured corporate loans. Real estate is carried at cost less accumulated depreciation. Agent loans are loans issued to exclusive Allstate agents. Derivatives are carried at fair value.
Investment income primarily consists of interest, dividends, income from limited partnership interests, rental income from real estate, and income from certain derivative transactions. Interest is recognized on an accrual basis using the effective yield method and dividends are recorded at the ex-dividend date. Interest income for ABS and MBS is determined considering estimated pay-downs, including prepayments, obtained from third-party data sources and internal estimates. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. For ABS and MBS of high credit quality with fixed interest rates, the effective yield is recalculated on a retrospective basis. For all others, the effective yield is generally recalculated on a prospective basis. Net investment income for AFS fixed income securities includes the impact of accreting the credit loss allowance for the time value of money. Accrual of income is suspended for fixed income securities when the timing and amount of cash flows expected to be received is not reasonably estimable. Accrual of income is suspended for mortgage loans, bank loans and agent loans that are in default or when full and timely collection of principal and interest payments is not probable. Accrued income receivable is monitored for recoverability and when not expected to be collected is written off through net investment income. Cash receipts on investments on nonaccrual status are generally recorded as a reduction of amortized cost. Income from limited partnership interests carried at fair value is recognized based upon the changes in fair value of the investee’s equity primarily determined using NAV. Income from EMA limited partnership interests is recognized based on the Company’s share of the partnerships’ earnings. Income from EMA limited partnership interests is generally recognized on a three month delay due to the availability of the related financial statements from investees.
Realized capital gains and losses include gains and losses on investment sales, changes in the credit loss allowances related to fixed income securities, mortgage loans, bank loans and agent loans, impairments, valuation changes of equity investments, including equity securities and certain limited partnerships where the underlying assets are predominately public equity securities, and periodic changes in fair value and settlements of certain derivatives including hedge ineffectiveness. Realized capital gains and losses on investment sales are determined on a specific identification basis and are net of credit losses already recognized through an allowance.
Derivative and embedded derivative financial instruments
Derivative financial instruments include interest rate swaps, credit default swaps, futures (interest rate and equity), options (including swaptions), interest rate caps, warrants, foreign currency swaps, foreign currency forwards, total return swaps and certain investment risk transfer reinsurance agreements. Derivatives required to be separated from the host instrument and accounted for as derivative financial instruments (“subject to bifurcation”) are embedded in equity-indexed life and annuity contracts and reinsured variable annuity contracts.
6

All derivatives are accounted for on a fair value basis and reported as other investments, other assets, other liabilities and accrued expenses or contractholder funds. Embedded derivative instruments subject to bifurcation are also accounted for on a fair value basis and are reported together with the host contract. The change in fair value of derivatives embedded in life and annuity product contracts and subject to bifurcation is reported in contract benefits or interest credited to contractholder funds. Cash flows from embedded derivatives subject to bifurcation and derivatives receiving hedge accounting are reported consistently with the host contracts and hedged risks, respectively, within the Consolidated Statements of Cash Flows. Cash flows from other derivatives are reported in cash flows from investing activities within the Consolidated Statements of Cash Flows.
When derivatives meet specific criteria, they may be designated as accounting hedges and accounted for as fair value, cash flow, foreign currency fair value or foreign currency cash flow hedges. The hedged item may be either all or a specific portion of a recognized asset, liability or an unrecognized firm commitment attributable to a particular risk for fair value hedges. At the inception of the hedge, the Company formally documents the hedging relationship and risk management objective and strategy. The documentation identifies the hedging instrument, the hedged item, the nature of the risk being hedged and the methodology used to assess the effectiveness of the hedging instrument in offsetting the exposure to changes in the hedged item’s fair value attributable to the hedged risk. For a cash flow hedge, this documentation includes the exposure to changes in the variability in cash flows attributable to the hedged risk. The Company does not exclude any component of the change in fair value of the hedging instrument from the effectiveness assessment. At each reporting date, the Company confirms that the hedging instrument continues to be highly effective in offsetting the hedged risk.
Fair value hedges The change in fair value of hedging instruments used in fair value hedges of investment assets or a portion thereof is reported in net investment income, together with the change in fair value of the hedged items. The change in fair value of hedging instruments used in fair value hedges of contractholder funds liabilities or a portion thereof is reported in interest credited to contractholder funds, together with the change in fair value of the hedged items. Accrued periodic settlements on swaps are reported together with the changes in fair value of the related swaps in net investment income or interest credited to contractholder funds. The amortized cost, net for fixed income securities, the carrying value for mortgage loans or the carrying value of a designated hedged liability is adjusted for the change in fair value of the hedged risk.
Cash flow hedges For hedging instruments used in cash flow hedges, the changes in fair value of the derivatives are reported in AOCI. Amounts are reclassified to net investment income or realized capital gains and losses as the hedged or forecasted transaction affects income. Accrued periodic settlements on derivatives used in cash flow hedges are reported in net investment income. The amount reported in AOCI for a hedged transaction is the cumulative gain or loss on the derivative instrument from inception of the hedge less gains or losses previously reclassified from AOCI into income. If the Company expects at any time that the loss reported in AOCI would lead to a net loss on the combination of the hedging instrument and the hedged transaction which may not be recoverable, a loss is recognized immediately in realized capital gains and losses. If an impairment loss is recognized on an asset or an additional obligation is incurred on a liability involved in a hedge transaction, any offsetting gain in AOCI is reclassified and reported together with the impairment loss or recognition of the obligation.
Termination of hedge accounting If, subsequent to entering into a hedge transaction, the derivative becomes ineffective (including if the hedged item is sold or otherwise extinguished, the occurrence of a hedged forecasted transaction is no longer probable or the hedged asset has a credit loss), the Company may terminate the derivative position. The Company may also terminate derivative instruments or redesignate them as non-hedge as a result of other events or circumstances. If the derivative instrument is not terminated when a fair value hedge is no longer effective, the future gains and losses recognized on the derivative are reported in realized capital gains and losses. When a fair value hedge is no longer effective, is redesignated as non-hedge or when the derivative has been terminated, the fair value gain or loss on the hedged asset, liability or portion thereof previously recognized in income while the hedge was in place and used to adjust the amortized cost, net of hedged fixed income securities or mortgage loans or carrying value of a hedged liability, is amortized over the remaining life of the hedged asset, liability or portion thereof, and reflected in net investment income or interest credited to contractholder funds beginning in the period that hedge accounting is no longer applied.
When a derivative instrument used in a cash flow hedge of an existing asset or liability is no longer effective or is terminated, the gain or loss recognized on the derivative is reclassified from AOCI to income as the hedged risk impacts income. If the derivative instrument is not terminated when a cash flow hedge is no longer effective, future gains and losses recognized on the derivative are reported in realized capital gains and losses. When a derivative instrument used in a cash flow hedge of a forecasted transaction is terminated because it is probable the forecasted transaction will not occur, the gain or loss recognized on the derivative is immediately reclassified from AOCI to realized capital gains and losses in the period that hedge accounting is no longer applied.
Non-hedge derivative financial instruments For derivatives for which hedge accounting is not applied, the income statement effects, including fair value gains and losses and accrued periodic settlements, are reported either in realized capital
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gains and losses or in a single line item together with the results of the associated asset or liability for which risks are being managed.
Securities loaned
The Company’s business activities include securities lending transactions, which are used primarily to generate net investment income. The proceeds received in conjunction with securities lending transactions can be reinvested in short-term investments or fixed income securities. These transactions are short-term in nature, usually 30 days or less.
The Company receives cash collateral for securities loaned in an amount generally equal to 102% and 105% of the fair value of domestic and foreign securities, respectively, and records the related obligations to return the collateral in other liabilities and accrued expenses. The carrying value of these obligations approximates fair value because of their relatively short-term nature. The Company monitors the market value of securities loaned on a daily basis and obtains additional collateral as necessary under the terms of the agreements to mitigate counterparty credit risk. The Company maintains the right and ability to repossess the securities loaned on short notice.
Recognition of premium revenues and contract charges, and related benefits and interest credited
Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products. Voluntary accident and health insurance products are expected to remain in force for an extended period and therefore are primarily classified as long-duration contracts. Premiums from these products are recognized as revenue when due from policyholders, net of any credit loss allowance for uncollectible premiums. Benefits are reflected in contract benefits and recognized over the life of the policy in relation to premiums.
Immediate annuities with life contingencies, including certain structured settlement annuities, provide benefits over a period that extends beyond the period during which premiums are collected. Premiums from these products are recognized as revenue when received at the inception of the contract. Benefits are recognized in relation to premiums with the establishment of a reserve. The change in reserve over time is recorded in contract benefits and primarily relates to accumulation at the discount rate and annuitant mortality. Profits from these policies come primarily from investment income, which is recognized over the life of the contract.
Interest-sensitive life contracts, such as universal life and single premium life, are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the contractholder, interest credited to the contractholder account balance and contract charges assessed against the contractholder account balance. Premiums from these contracts are reported as contractholder fund deposits. Contract charges consist of fees assessed against the contractholder account balance for the cost of insurance (mortality risk), contract administration and surrender of the contract prior to contractually specified dates. These contract charges are recognized as revenue when assessed against the contractholder account balance. Contract benefits include life-contingent benefit payments in excess of the contractholder account balance.
Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed annuities, including market value adjusted annuities, equity-indexed annuities and immediate annuities without life contingencies, are considered investment contracts. Consideration received for such contracts is reported as contractholder fund deposits. Contract charges for investment contracts consist of fees assessed against the contractholder account balance for maintenance, administration and surrender of the contract prior to contractually specified dates, and are recognized when assessed against the contractholder account balance.
Interest credited to contractholder funds represents interest accrued or paid on interest-sensitive life and investment contracts. Crediting rates for certain fixed annuities and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions subject to contractually guaranteed minimum rates. Crediting rates for indexed life and annuities are generally based on a specified interest rate index or an equity index, such as the Standard & Poor’s 500 Index (“S&P 500”). Interest credited also includes amortization of DSI expenses. DSI is amortized into interest credited using the same method used to amortize DAC.
Contract charges for variable life and variable annuity products consist of fees assessed against the contractholder account balances for contract maintenance, administration, mortality, expense and surrender of the contract prior to contractually specified dates. Contract benefits incurred for variable annuity products include guaranteed minimum death, income, withdrawal and accumulation benefits. Substantially all of the Company’s variable annuity business is ceded through reinsurance agreements and the contract charges and contract benefits related thereto are reported net of reinsurance ceded.
Other revenue
Other revenue represents gross dealer concessions received in connection with sales of non-proprietary products by Allstate exclusive agents and exclusive financial specialists. Other revenue is recognized when performance obligations are fulfilled.
Deferred policy acquisition and sales inducement costs
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Costs that are related directly to the successful acquisition of new or renewal life insurance policies and investment contracts are deferred and recorded as DAC. These costs are principally agent and broker remuneration and certain underwriting expenses. DSI costs, which are deferred and recorded as other assets, relate to sales inducements offered on sales to new customers, principally on fixed annuity and interest-sensitive life contracts. These sales inducements are primarily in the form of additional credits to the customer’s account balance or enhancements to interest credited for a specified period which are in excess of the rates currently being credited to similar contracts without sales inducements. All other acquisition costs are expensed as incurred and included in operating costs and expenses. Amortization of DAC is included in amortization of deferred policy acquisition costs and is described in more detail below. DSI is amortized into income using the same methodology and assumptions as DAC and is included in interest credited to contractholder funds.
For traditional life and voluntary accident and health insurance, DAC is amortized over the premium paying period of the related policies in proportion to the estimated revenues on such business. Assumptions used in the amortization of DAC and reserve calculations are established at the time the policy is issued and are generally not revised during the life of the policy. Any deviations from projected business in force resulting from actual policy terminations differing from expected levels and any estimated premium deficiencies may result in a change to the rate of amortization in the period such events occur. Generally, the amortization periods for these policies approximates the estimated lives of the policies. The Company periodically reviews the recoverability of DAC using actual experience and current assumptions. Traditional life insurance products, immediate annuities with life contingencies, and voluntary accident and health insurance products are reviewed individually. If actual experience and current assumptions are adverse compared to the original assumptions and a premium deficiency is determined to exist, any remaining unamortized DAC balance would be expensed to the extent not recoverable and the establishment of a premium deficiency reserve may be required for any remaining deficiency.
For interest-sensitive life insurance and fixed annuities, DAC and DSI are amortized in proportion to the incidence of the total present value of gross profits, which includes both actual historical gross profits (“AGP”) and estimated future gross profits (“EGP”) expected to be earned over the estimated lives of the contracts. The amortization is net of interest on the prior period DAC balance using rates established at the inception of the contracts. Actual amortization periods generally range from 15-30 years; however, incorporating estimates of the rate of customer surrenders, partial withdrawals and deaths generally results in the majority of the DAC being amortized during the surrender charge period, which is typically 10-20 years for interest-sensitive life and 5-10 years for fixed annuities. The rate of DAC and DSI amortization is reestimated and adjusted by a cumulative charge or credit to income when there is a difference between the incidence of actual versus expected gross profits in a reporting period or when there is a change in total EGP. When DAC or DSI amortization or a component of gross profits for a quarterly period is potentially negative (which would result in an increase of the DAC or DSI balance) as a result of negative AGP, the specific facts and circumstances surrounding the potential negative amortization are considered to determine whether it is appropriate for recognition in the consolidated financial statements. Negative amortization is only recorded when the increased DAC or DSI balance is determined to be recoverable based on facts and circumstances. Recapitalization of DAC and DSI is limited to the originally deferred costs plus interest.
AGP and EGP primarily consist of the following components: contract charges for the cost of insurance less mortality costs and other benefits; investment income and realized capital gains and losses less interest credited; and surrender and other contract charges less maintenance expenses. The principal assumptions for determining the amount of EGP are mortality, persistency, expenses, investment returns, including capital gains and losses on assets supporting contract liabilities, interest crediting rates to contractholders, and the effects of any hedges. For products whose supporting investments are exposed to capital losses in excess of the Company’s expectations which may cause periodic AGP to become temporarily negative, EGP and AGP utilized in DAC and DSI amortization may be modified to exclude the excess capital losses.
The Company performs quarterly reviews of DAC and DSI recoverability for interest-sensitive life and fixed annuity contracts using current assumptions. If a change in the amount of EGP is significant, it could result in the unamortized DAC or DSI not being recoverable, resulting in a charge which is included as a component of amortization of deferred policy acquisition costs or interest credited to contractholder funds, respectively.
The DAC and DSI balances presented include adjustments to reflect the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized capital gains or losses in the respective product investment portfolios were actually realized. The adjustments are recorded net of tax in AOCI. DAC, DSI and deferred income taxes determined on unrealized capital gains and losses and reported in AOCI recognize the impact on shareholder’s equity consistently with the amounts that would be recognized in the income statement on realized capital gains and losses.
Customers of the Company may exchange one insurance policy or investment contract for another offered by the Company, or make modifications to an existing investment or life contract issued by the Company. These transactions are identified as internal replacements for accounting purposes. Internal replacement transactions determined to result in replacement contracts that are substantially unchanged from the replaced contracts are accounted for as continuations of the replaced contracts. Unamortized DAC and DSI related to the replaced contracts continue to be deferred and amortized in connection with the replacement contracts. For interest-sensitive life and investment contracts, the EGP of the replacement
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contracts are treated as a revision to the EGP of the replaced contracts in the determination of amortization of DAC and DSI. For traditional life insurance policies, any changes to unamortized DAC that result from replacement contracts are treated as prospective revisions. Any costs associated with the issuance of replacement contracts are characterized as maintenance costs and expensed as incurred. Internal replacement transactions determined to result in a substantial change to the replaced contracts are accounted for as an extinguishment of the replaced contracts, and any unamortized DAC and DSI related to the replaced contracts are eliminated with a corresponding charge to amortization of deferred policy acquisition costs or interest credited to contractholder funds, respectively.
The costs assigned to the right to receive future cash flows from certain business purchased from other insurers are also classified as DAC in the Consolidated Statements of Financial Position. The costs capitalized represent the present value of future profits expected to be earned over the lives of the contracts acquired. These costs are amortized as profits emerge over the lives of the acquired business and are periodically evaluated for recoverability. The present value of future profits was $3 million as of both December 31, 2020 and 2019. Amortization expense of the present value of future profits was $508 thousand, $357 thousand and $249 thousand in 2020, 2019 and 2018, respectively.
Reinsurance
In the normal course of business, the Company seeks to limit aggregate and single exposure to losses on large risks by purchasing reinsurance. The Company has also used reinsurance to effect the disposition of certain blocks of business. The amounts reported as reinsurance recoverables include amounts billed to reinsurers on losses paid as well as estimates of amounts expected to be recovered from reinsurers on insurance reserves and contractholder funds that have not yet been paid. Reinsurance recoverables on unpaid losses are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Insurance reserves are reported gross of reinsurance recoverables. Reinsurance premiums are generally reflected in income in a manner consistent with the recognition of premiums on the reinsured contracts. Reinsurance does not extinguish the Company’s primary liability under the policies written. Therefore, the Company evaluates reinsurer counterparty credit risk and records reinsurance recoverables net of credit loss allowances. The Company assesses counterparty credit risk for individual reinsurers separately when more relevant or on a pooled basis when shared risk characteristics exist. The evaluation considers the credit quality of the reinsurer and the period over which the recoverable balances are expected to be collected. The Company considers factors including past events, current conditions and reasonable and supportable forecasts in the development of the estimate of credit loss allowances.
The Company uses a probability of default and loss given default model developed independently of the Company to estimate current expected credit losses. The model utilizes factors including historical industry factors based on the probability of liquidation, and incorporates current loss given default factors reflective of the industry.
The Company monitors the credit ratings of reinsurer counterparties and evaluates the circumstances surrounding credit rating changes as inputs into its credit loss assessments. Uncollectible reinsurance recoverable balances are written off against the allowances when there is no reasonable expectation of recovery. The changes in the allowance are reported in contract benefits.
Income taxes
Income taxes are accounted for using the asset and liability method under which deferred tax assets and liabilities are recognized for temporary differences between the financial reporting and tax bases of assets and liabilities at the enacted tax rates. The principal assets and liabilities giving rise to such differences are insurance reserves, investments (including unrealized capital gains and losses) and DAC. A deferred tax asset valuation allowance is established when it is more likely than not such assets will not be realized. The Company recognizes interest expense related to income tax matters in income tax expense and penalties in operating costs and expenses.
Reserve for life-contingent contract benefits
The reserve for life-contingent contract benefits payable under insurance policies, including traditional life insurance, life-contingent immediate annuities and voluntary accident and health insurance products, is computed on the basis of long-term actuarial assumptions of future investment yields, mortality, morbidity, policy terminations and expenses. These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by characteristics such as type of coverage, year of issue and policy duration. The assumptions are established at the time the policy is issued and are generally not changed during the life of the policy. The Company periodically reviews the adequacy of reserves using actual experience and current assumptions. If actual experience and current assumptions are adverse compared to the original assumptions and a premium deficiency is determined to exist, any remaining unamortized DAC balance would be expensed to the extent not recoverable and the establishment of a premium deficiency reserve may be required for any remaining deficiency. Traditional life insurance products, immediate annuities with life contingencies, and voluntary accident and health insurance are reviewed individually. The Company also reviews these policies for circumstances where projected profits would be recognized in early years followed by projected losses in later
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years. If this circumstance exists, the Company will accrue a liability, during the period of profits, to offset the losses at such time as the future losses are expected to commence using a method updated prospectively over time. To the extent that unrealized gains on fixed income securities would result in a premium deficiency if those gains were realized, the related increase in reserves for certain immediate annuities with life contingencies is recorded net of tax as a reduction of unrealized net capital gains included in AOCI.
Contractholder funds
Contractholder funds represent interest-bearing liabilities arising from the sale of products such as interest-sensitive life insurance and fixed annuities. Contractholder funds primarily comprise cumulative deposits received and interest credited to the contractholder less cumulative contract benefits, surrenders, withdrawals and contract charges for mortality or administrative expenses. Contractholder funds also include reserves for secondary guarantees on interest-sensitive life insurance and certain fixed annuity contracts and reserves for certain guarantees on reinsured variable annuity contracts.
Separate accounts
Separate accounts assets are carried at fair value. The assets of the separate accounts are legally segregated and available only to settle separate accounts contract obligations. Separate accounts liabilities represent the contractholders’ claims to the related assets and are carried at an amount equal to the separate accounts assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contractholders and therefore are not included in the Company’s Consolidated Statements of Operations and Comprehensive Income. Deposits to and surrenders and withdrawals from the separate accounts are reflected in separate accounts liabilities and are not included in consolidated cash flows.
Absent any contract provision wherein the Company provides a guarantee, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts’ funds may not meet their stated investment objectives. Substantially all of the Company’s variable annuity business was reinsured beginning in 2006.
Measurement of credit losses
The Company carries an allowance for expected credit losses for all financial assets measured at amortized cost on the Consolidated Statements of Financial Position. The Company considers past events, current conditions and reasonable and supportable forecasts in estimating an allowance for credit losses. The Company also carries a credit loss allowance for fixed income securities where applicable and, when amortized cost is reported, it is net of credit loss allowances. For additional information, refer to the Investments or Reinsurance topics of this section.
The Company also estimates a credit loss allowance for commitments to fund mortgage loans, bank loans and agent loans unless they are unconditionally cancellable by the Company. The related allowance is reported in other liabilities and accrued expenses.
The Company’s allowance for credit losses is presented in the following table.

($ in millions)	December 31, 2020	January 1, 2020
Fixed income securities	$1	$—
Mortgage loans	59	36
Other investments
Bank loans	16	16
Agent loans	5	5
Investments	81	57
Reinsurance recoverables	15	14
Other assets	7	7
Assets	103	78
Commitments to fund mortgage loans, bank loans and agent loans	—	1
Liabilities	—	1
Total	$103	$79
Off-balance sheet financial instruments
Commitments to invest, commitments to purchase private placement securities, commitments to fund loans, financial guarantees and credit guarantees have off-balance sheet risk because their contractual amounts are not recorded in the Company’s Consolidated Statements of Financial Position (see Note 7 and Note 11).
Consolidation of variable interest entities (“VIEs”)
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The Company consolidates VIEs when it is the primary beneficiary. A primary beneficiary is the variable interest holder in a VIE with both the power to direct the activities of the VIE that most significantly impact the economic performance of the VIE and the obligation to absorb losses, or the right to receive benefits, that could potentially be significant to the VIE.

Adopted accounting standard
Measurement of Credit Losses on Financial Instruments
Effective January 1, 2020 the Company adopted new Financial Accounting Standards Board (“FASB”) guidance related to the measurement of credit losses on financial instruments that primarily affected mortgage loans, bank loans and reinsurance recoverables.
Upon adoption of the guidance, the Company recorded a total allowance for expected credit losses of $79 million, pre-tax. After consideration of existing valuation allowances maintained prior to adopting the new guidance, the Company increased its valuation allowances for credit losses to conform to the new requirements which resulted in recognizing a cumulative effect decrease in retained income of $49 million, after-tax, at the date of adoption.
The measurement of credit losses for AFS fixed income securities measured at fair value is not affected except that credit losses recognized are limited to the amount by which fair value is below amortized cost and the credit loss adjustment is recognized through a valuation allowance which may change over time but once recorded cannot subsequently be reduced to an amount below zero. Previously these credit loss adjustments were recorded as other-than-temporary impairments and were not reversed once recorded.
Pending accounting standards
Accounting for Long-Duration Insurance Contracts
In August 2018, the FASB issued guidance revising the accounting for certain long-duration insurance contracts. The new guidance introduces material changes to the measurement of the Company’s reserves for traditional life, life-contingent immediate annuities and certain voluntary accident and health insurance products.
Under the new guidance, measurement assumptions, including those for mortality, morbidity and policy terminations, will be required to be reviewed and updated at least annually. The effect of updating measurement assumptions other than the discount rate are required to be measured on a retrospective basis and reported in net income. In addition, reserves under the new guidance are required to be discounted using an upper-medium grade fixed income instrument yield that is updated through other comprehensive income at each reporting date. Current GAAP requires the measurement of reserves to utilize assumptions set at policy issuance unless updated current assumptions indicate that recorded reserves are deficient.
The new guidance also requires DAC and other capitalized balances currently amortized in proportion to premiums or gross profits to be amortized on a constant level basis over the expected term for all long-duration insurance contracts. DAC will not be subject to loss recognition testing but will be reduced when actual lapse experience exceeds expected experience. The new guidance will no longer require adjustments to DAC and DSI related to unrealized gains and losses on investment securities supporting the related business.
All market risk benefit product features will be measured at fair value with changes in fair value recorded in net income with the exception of changes in the fair value attributable to changes in the reporting entity’s own credit risk, which are required to be recognized in OCI. Substantially all of the Company’s market risk benefits relate to variable annuities that are reinsured, and therefore these impacts are not expected to be material to the Company.
The new guidance is effective for financial statements issued for reporting periods beginning after December 15, 2022 and restatement of prior periods presented is required. Early adoption is permitted and if elected, restatement of only one prior period is required. The new guidance will be applied to affected contracts and DAC on the basis of existing carrying amounts at the earliest period presented or retrospectively using actual historical experience as of contract inception. The new guidance for market risk benefits is required to be adopted retrospectively.
The Company is evaluating the anticipated impacts of applying the new guidance to both retained income and AOCI.
The requirements of the new guidance represent a material change from existing GAAP, however, the underlying economics of the business and related cash flows are unchanged. The Company anticipates the financial statement impact of adopting the new guidance to be material, largely attributed to the impact of transitioning to a discount rate based on an upper-medium grade fixed income investment yield. The Company expects the most significant impacts will occur in the run-off annuity business. The revised accounting for DAC will be applied prospectively using the new model and any DAC effects existing in AOCI as a result of applying existing GAAP at the date of adoption will be eliminated.
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Simplifications to the Accounting for Income Taxes
In December 2019, the FASB issued amendments to simplify the accounting for income taxes. The amendments eliminate certain exceptions in the existing guidance including those related to intraperiod tax allocation and deferred tax liability recognition when a subsidiary meets the criteria to apply the equity method of accounting. The amendments require recognition of the effect of an enacted change in tax laws or rates in the period that includes the enactment date, provide an option to not allocate taxes to a legal entity that is not subject to tax as well as other minor changes. The amendments are effective for reporting periods beginning after December 15, 2020. The new guidance specifies which amendments should be applied prospectively, retrospectively or on a modified retrospective basis through a cumulative-effect adjustment to retained income as of the beginning of the year of adoption. The impact of adoption is not expected to be material to the Company’s results of operations or financial position.
3. Supplemental Cash Flow Information
Non-cash investing activities include $5 million, $67 million and $43 million related to mergers and exchanges completed with equity securities, fixed income securities and limited partnerships, and modifications of certain mortgage loans and other investments in 2020, 2019 and 2018, respectively. Non-cash investing activities also include transfers of invested assets related to a coinsurance reinsurance agreement with Allstate Assurance Company (“AAC”) (see Note 4).
Liabilities for collateral received in conjunction with the Company’s securities lending program were $331 million, $522 million and $517 million as of December 31, 2020, 2019 and 2018, respectively, and are reported in other liabilities and accrued expenses. Obligations to return cash collateral for over-the-counter (“OTC”) and cleared derivatives were $3 million, $8 million and $8 million as of December 31, 2020, 2019 and 2018, respectively, and are reported in other liabilities and accrued expenses or other investments.
The accompanying cash flows are included in cash flows from operating activities in the Consolidated Statements of Cash Flows along with the activities resulting from management of the proceeds, which for the years ended December 31 are as follows:

($ in millions)	2020	2019	2018
Net change in proceeds managed
Net change in fixed income securities	$—	$28	$94
Net change in short-term investments	196	(33)	(77)
Operating cash flow provided (used)	196	(5)	17
Net change in cash	—	—	—
Net change in proceeds managed	$196	$(5)	$17

Net change in liabilities
Liabilities for collateral, beginning of year	$(530)	$(525)	$(542)
Liabilities for collateral, end of year	(334)	(530)	(525)
Operating cash flow (used) provided	$(196)	$5	$(17)
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4. Related Party Transactions
Business operations
The Company uses services performed by AIC and other affiliates, and business facilities owned or leased and operated by AIC in conducting its business activities. In addition, the Company shares the services of employees with AIC. The Company reimburses its affiliates for the operating expenses incurred on behalf of the Company. The Company is charged for the cost of these operating expenses based on the level of services provided. Operating expenses, including compensation, retirement and other benefit programs (see Note 15), allocated to the Company were $191 million, $211 million and $235 million in 2020, 2019 and 2018, respectively.
Agent loan sale and securitization
On December 22, 2016, ALIC’s subsidiary Allstate Finance Company, LLC (“AFC”) sold agent loans with a fair value of $419 million to affiliate Allstate Finance Company Agency Loans LLC (“AFCAL”) and AFCAL used the loans as collateral in the issuance of notes. On December 16, 2019, investors in the notes approved redemption of the original notes and AFCAL issued replacement notes at new terms. Concurrent with redemption, AFC sold agent loans with a fair value of $222 million to AFCAL, and AFCAL used the loans as collateral in the issuance of additional notes. Investors in the notes are as follows:

($ in millions)	December 31, 2020	December 31, 2019
Class A Notes, Due March 10, 2037 (1)
Allstate New Jersey Insurance Company	$101	$83
American Heritage Life Insurance Company	62	59
Allstate Assurance Company	—	33
First Colonial Insurance Company	9	9
Allstate Fire & Casualty Insurance Company	10	7
Allstate Property and Casualty Insurance Company	9	6
Allstate Indemnity Company	4	4
Esurance Insurance Company	7	4
North Light Specialty Insurance Company	4	3
Allstate Vehicle and Property Insurance Company	2	2
Allstate New Jersey Property and Casualty Insurance Company	2	2
Esurance Property and Casualty Insurance Company	4	2
Subtotal - Class A	214	214
Class B Deferrable Notes, Due March 10, 2037
Allstate Life Insurance Company	214	214
Class C Deferrable Notes, Due March 10, 2037
Allstate Life Insurance Company	168	168
Subordinated Notes, Due March 10, 2037
Allstate Life Insurance Company	45	45
Total	$641	$641
_______________
(1)As of December 31, 2020 and 2019, $74 million of these notes have an annual interest rate of 3.16% and $140 million have an annual interest rate of 3.36%.
AFCAL is a VIE established as a bankruptcy-remote entity whose assets are isolated from those of ALIC and are not available to ALIC’s creditors. ALIC is the primary beneficiary since ALIC has control over the significant activities of AFCAL, the obligation to absorb significant losses and the rights to residual returns. Therefore, AFCAL is included in ALIC’s consolidated financial statements. Transactions between ALIC, AFC and AFCAL are eliminated in consolidation. The Company’s Consolidated Statements of Financial Position included $568 million of agent loans, zero cash and $214 million of notes due to related parties as of December 31, 2020 and $612 million of agent loans, $1 million of cash and $214 million of notes due to related parties as of December 31, 2019 associated with AFCAL.
The Company incurred interest expense related to these notes of $7 million in 2020 and $5 million in both 2019 and 2018.
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Reinsurance
The Company has coinsurance reinsurance agreements with its unconsolidated affiliate American Heritage Life Insurance Company (“AHL”) whereby the Company assumes certain interest-sensitive life insurance, fixed annuity contracts and accident and health insurance policies. The amounts assumed are disclosed in Note 9.
Effective December 1, 2020, ALIC entered into a coinsurance reinsurance agreement with AAC to assume all of AAC’s term and interest-sensitive life insurance policies, and to recapture certain interest-sensitive life insurance policies previously ceded to AAC. In connection with the agreement, the Company recorded invested assets of $534 million, DAC of $245 million, reserve for life-contingent contract benefits of $118 million, contractholder funds of $256 million and reduced reinsurance recoverables by $397 million. The $59 million gain on the transaction was recorded as an increase to additional capital paid-in since the transaction was between entities under common control.
ALIC enters into certain intercompany reinsurance transactions with its wholly owned subsidiaries. ALIC enters into these transactions in order to maintain underwriting control and spread risk among various legal entities. These reinsurance agreements have been approved by the appropriate regulatory authorities. All significant intercompany transactions have been eliminated in consolidation.
Broker-Dealer agreement
The Company receives distribution services from Allstate Financial Services, LLC, an affiliated broker-dealer company, for certain annuity and variable life insurance contracts sold by Allstate exclusive agents and exclusive financial specialists. For these services, the Company incurred commission and other distribution expenses of $3 million in each year of 2020, 2019 and 2018.
Structured settlement annuities
The Company previously issued structured settlement annuities, a type of immediate annuity, to fund structured settlements in matters involving AIC. In most cases, these annuities were issued under a “qualified assignment” whereby Allstate Assignment Company and prior to July 1, 2001 Allstate Settlement Corporation (“ASC”), both wholly owned subsidiaries of ALIC, purchased annuities from ALIC and assumed AIC’s obligation to make future payments.
AIC issued surety bonds to guarantee the payment of structured settlement benefits assumed by ASC (from both AIC and non-related parties) and funded by certain annuity contracts issued by the Company through June 30, 2001. ASC entered into a General Indemnity Agreement pursuant to which it indemnified AIC for any liabilities associated with the surety bonds and gave AIC certain collateral security rights with respect to the annuities and certain other rights in the event of any defaults covered by the surety bonds. ALIC guaranteed the payment of structured settlement benefits on all contracts issued on or after July 1, 2001. Reserves recorded by the Company for annuities that are guaranteed by the surety bonds of AIC were $4.73 billion and $4.57 billion as of December 31, 2020 and 2019, respectively.
Income taxes
The Company is a party to a federal income tax allocation agreement with the Corporation (see Note 12).
Surplus notes
On December 2, 2016, the Company purchased for cash a $40 million, 3.07% surplus note due December 2, 2036 that was issued by AAC. No payment of principal or interest was permitted on the surplus note without the written approval from the proper regulatory authority. The surplus note was classified as fixed income securities on the Consolidated Statements of Financial Position. The Company recorded investment income on this surplus note of $1 million in each year of 2020, 2019 and 2018. On December 1, 2020, with regulatory approval, AAC repaid the entire principal of this surplus note.
Liquidity and intercompany loan agreements
The Company is party to an Amended and Restated Intercompany Liquidity Agreement (“Liquidity Agreement”) with certain of its affiliates, which include, but are not limited to, AIC, AAC and the Corporation. The Liquidity Agreement allows for short-term advances of funds to be made between parties for liquidity and other general corporate purposes. The Liquidity Agreement does not establish a commitment to advance funds on the part of any party. The Company and AIC each serve as a lender and borrower, AAC and certain other affiliates serve only as borrowers, and the Corporation serves only as a lender. The maximum amount of advances each party may make or receive is limited to $1 billion. Netting or offsetting of advances made and received is not permitted. Advances between the parties are required to have specified due dates less than or equal to 364 days from the date of the advance and be payable upon demand by written request from the lender at least 10 business days prior to the demand date. The borrower may make prepayments of the outstanding principal balance of an advance without penalty. Advances will bear interest equal to or greater than the rate applicable to 30-day commercial paper issued by the Corporation on the date the advance is made with an adjustment on the first day of each month thereafter. The Company had no amounts outstanding under the Liquidity Agreement as of December 31, 2020 or 2019.
15

In addition to the Liquidity Agreement, the Company has an intercompany loan agreement with the Corporation. The amount of intercompany loans available to the Company is at the discretion of the Corporation. The maximum amount of loans the Corporation will have outstanding to all its eligible subsidiaries at any given point in time is limited to $1 billion. The Corporation may use commercial paper borrowings, bank lines of credit and securities lending to fund intercompany borrowings. The Company had no amounts outstanding under the intercompany loan agreement as of December 31, 2020 or 2019.
Road Bay Investments, LLC (“RBI”), a consolidated subsidiary of ALIC, has a Revolving Loan Credit Agreement (“Credit Agreement”) with AHL, according to which AHL agreed to extend revolving credit loans to RBI. As security for its obligations under the Credit Agreement, RBI entered into a Pledge and Security Agreement with AHL, according to which RBI agreed to grant a pledge of and security interest in RBI’s right, title, and interest in certain assets of RBI. The Company had no amounts outstanding under the Credit Agreement as of December 31, 2020 or 2019.
Capital support agreement
The Company has a capital support agreement with AIC. Under the terms of this agreement, AIC agrees to provide capital to maintain the amount of statutory capital and surplus necessary to maintain a company action level risk-based capital (“RBC”) ratio of at least 150%. AIC’s obligation to provide capital to the Company under the agreement is limited to an aggregate amount of $1 billion. In exchange for providing this capital, the Company will pay AIC an annual commitment fee of 1% of the amount of the Capital and Surplus maximum that remains available on January 1 of such year. The Company or AIC have the right to terminate this agreement when: 1) the Company qualifies for a financial strength rating from S&P, Moody’s or A.M. Best, without giving weight to the existence of this agreement, that is the same or better than its rating with such support; 2) the Company’s RBC ratio is at least 300%; or 3) AIC no longer directly or indirectly owns at least 50% of the voting stock of the Company. During 2020 and 2019, no capital had been provided by AIC under this agreement.
External financing agreement
In January 2017, ALIC Reinsurance Company (“ALIC Re”), a wholly owned subsidiary of the Company, entered into a master transaction agreement with Bueller Financing LLC (“Bueller”), an external financing provider. In accordance with the agreement, Bueller issued a variable funding puttable note (“credit-linked note”) that is held in a trust. The credit-linked note can be put back to Bueller for cash in the event certain ALIC Re statutory reserves and capital are depleted. The balance of the credit-linked note will vary based on the statutory reserve balance with a maximum value of $1.75 billion. The impacts of the agreement are eliminated in consolidation and have no impact on the Consolidated Statements of Financial Position.
Dividends
The Company did not pay dividends in 2020 and paid $75 million and $250 million to AIC in the form of cash in 2019 and 2018, respectively.
16

5. Investments
Portfolio composition
The composition of the investment portfolio is presented as follows:

	As of December 31,
($ in millions)	2020	2019
Fixed income securities, at fair value	$23,907	$21,725
Mortgage loans, net	3,359	3,988
Equity securities, at fair value	1,536	1,469
Limited partnership interests	3,065	3,250
Short-term investments, at fair value	974	1,191
Policy loans	582	557
Other, net	1,375	1,427
Total	$34,798	$33,607
Fair values
The amortized cost, gross unrealized gains and losses and fair value for fixed income securities are as follows:

($ in millions)	Amortized cost, net	Gross unrealized		Fair value
		Gains	Losses
December 31, 2020
U.S. government and agencies	$1,060	$45	$—	$1,105
Municipal	1,650	357	—	2,007
Corporate	18,287	2,009	(40)	20,256
Foreign government	91	5	—	96
ABS	420	6	(2)	424
MBS	14	5	—	19
Total fixed income securities	$21,522	$2,427	$(42)	$23,907

December 31, 2019
U.S. government and agencies	$848	$34	$—	$882
Municipal	1,483	279	(7)	1,755
Corporate	17,301	1,170	(30)	18,441
Foreign government	142	7	—	149
ABS	316	4	(3)	317
MBS	127	55	(1)	181
Total fixed income securities	$20,217	$1,549	$(41)	$21,725

Scheduled maturities
The scheduled maturities for fixed income securities are as follows:

($ in millions)	As of December 31, 2020
	Amortized cost, net	Fair value
Due in one year or less	$1,625	$1,651
Due after one year through five years	6,974	7,423
Due after five years through ten years	8,255	9,197
Due after ten years	4,234	5,193
	21,088	23,464
ABS and MBS	434	443
Total	$21,522	$23,907
Actual maturities may differ from those scheduled as a result of calls and make-whole payments by the issuers. ABS and MBS are shown separately because of potential prepayment of principal prior to contractual maturity dates.
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Net investment income
Net investment income for the years ended December 31 is as follows:

($ in millions)	2020	2019	2018
Fixed income securities	$894	$963	$991
Mortgage loans	184	190	188
Equity securities	19	29	39
Limited partnership interests	99	175	327
Short-term investments	6	31	21
Policy loans	31	34	31
Other	90	93	91
Investment income, before expense	1,323	1,515	1,688
Investment expense	(81)	(104)	(103)
Net investment income	$1,242	$1,411	$1,585
Realized capital gains and losses
Realized capital gains (losses) by asset type for the years ended December 31 are as follows:

($ in millions)	2020	2019	2018
Fixed income securities	$54	$25	$(40)
Mortgage loans	(45)	—	2
Equity securities	225	276	(124)
Limited partnership interests	38	43	(22)
Derivatives	5	11	10
Other	(11)	(14)	(1)
Realized capital gains (losses)	$266	$341	$(175)
Realized capital gains (losses) by transaction type for the years ended December 31 are as follows:

($ in millions)	2020	2019	2018
Sales	$42	$54	$(27)
Credit losses (1)	(47)	(21)	(9)
Valuation of equity investments (2)	266	297	(146)
Valuation and settlements of derivative instruments	5	11	7
Realized capital gains (losses)	$266	$341	$(175)
_______________
(1)Due to the adoption of the measurement of credit losses on financial instruments accounting standard, prior period other-than-temporary impairment write-downs are now presented as credit losses.
(2)Includes valuation of equity securities and certain limited partnership interests where the underlying assets are predominately public equity securities.
Gross realized gains (losses) on sales of fixed income securities for the years ended December 31 are as follows:

($ in millions)	2020	2019	2018
Gross realized gains	$101	$65	$34
Gross realized losses	(44)	(35)	(66)
The following table presents the net pre-tax appreciation (decline) recognized in net income of equity securities and limited partnership interests carried at fair value that are still held as of December 31, 2020 and 2019, respectively.

	For the years ended December 31,
($ in millions)	2020	2019
Equity securities	$229	$216
Limited partnership interests carried at fair value	100	57
Total	$329	$273
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Credit losses recognized in net income (1) for the years ended December 31 are as follows:

($ in millions)	2020	2019	2018
Fixed income securities:
Corporate	$—	$(2)	$(1)
ABS	(1)	(1)	(1)
MBS	(2)	(2)	(6)
Total fixed income securities	(3)	(5)	(8)
Mortgage loans	(37)	—	—
Limited partnership interests	(4)	(2)	—
Other investments
Bank loans	(4)	(13)	—
Agent loans	—	(1)	(1)
Total credit losses by asset type	$(48)	$(21)	$(9)
Liabilities
Commitments to fund commercial mortgage loans, bank loans and agent loans	1	—	—
Total	$(47)	$(21)	$(9)
_______________
(1)Due to the adoption of the measurement of credit losses on financial instruments accounting standard, realized capital losses previously reported as other-than-temporary impairment write-downs are now presented as credit losses.
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Unrealized net capital gains and losses
Unrealized net capital gains and losses included in AOCI are as follows:

($ in millions)	Fair value	Gross unrealized		Unrealized net gains (losses)
December 31, 2020		Gains	Losses
Fixed income securities	$23,907	$2,427	$(42)	$2,385
Short-term investments	974	—	—	—
EMA limited partnerships (1)				(2)
Unrealized net capital gains and losses, pre-tax				2,383
Amounts recognized for:
Insurance reserves (2)				(496)
DAC and DSI (3)				(363)
Amounts recognized				(859)
Deferred income taxes				(320)
Unrealized net capital gains and losses, after-tax				$1,204

December 31, 2019
Fixed income securities	$21,725	$1,549	$(41)	$1,508
Short-term investments	1,191	—	—	—
EMA limited partnerships				(2)
Unrealized net capital gains and losses, pre-tax				1,506
Amounts recognized for:
Insurance reserves				(126)
DAC and DSI				(213)
Amounts recognized				(339)
Deferred income taxes				(245)
Unrealized net capital gains and losses, after-tax				$922
____________
(1)Unrealized net capital gains and losses for limited partnership interests represent the Company’s share of EMA limited partnerships’ OCI. Fair value and gross unrealized gains and losses are not applicable.
(2)The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at lower interest rates, resulting in a premium deficiency. This adjustment primarily relates to structured settlement annuities with life contingencies (a type of immediate fixed annuity).
(3)The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.
Change in unrealized net capital gains and losses
The change in unrealized net capital gains and losses for the years ended December 31 is as follows:

($ in millions)	2020	2019	2018
Fixed income securities	$877	$1,165	$(914)
Short-term investments	—	—	—
Derivative instruments	—	—	(2)
EMA limited partnerships	—	(2)	(1)
Total	877	1,163	(917)
Amounts recognized for:
Insurance reserves	(370)	(126)	315
DAC and DSI	(150)	(178)	154
Amounts recognized	(520)	(304)	469
Deferred income taxes	(75)	(180)	94
Increase (decrease) in unrealized net capital gains and losses, after-tax	$282	$679	$(354)

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Mortgage loans
The Company’s mortgage loans are commercial mortgage loans collateralized by a variety of commercial real estate property types located across the United States and totaled $3.36 billion and $3.99 billion, net of credit loss allowance, as of December 31, 2020 and 2019, respectively. Substantially all of the commercial mortgage loans are non-recourse to the borrower.
The following table shows the principal geographic distribution of commercial real estate represented in the Company’s mortgage loan portfolio. No other state represented more than 5% of the portfolio as of December 31.

(% of mortgage loan portfolio carrying value)	2020	2019
Texas	20.1%	16.8%
California	14.3	14.1
Illinois	6.9	8.0
Florida	6.3	6.7
North Carolina	5.6	4.9
New Jersey	3.9	6.0
The types of properties collateralizing the mortgage loans as of December 31 are as follows:

(% of mortgage loan portfolio carrying value)	2020	2019
Apartment complex	34.1%	35.6%
Office buildings	23.3	22.4
Retail	15.8	14.3
Warehouse	14.5	16.2
Other	12.3	11.5
Total	100.0%	100.0%
The contractual maturities of the mortgage loan portfolio as of December 31, 2020 are as follows:

($ in millions)	Number of loans	Amortized cost, net	Percent
2021	28	$254	7.6%
2022	23	291	8.7
2023	41	485	14.4
2024	25	510	15.2
Thereafter	115	1,819	54.1
Total	232	$3,359	100.0%
Limited partnerships
Investments in limited partnership interests include interests in private equity funds, real estate funds and other funds. Principal factors influencing carrying value appreciation or decline include operating performance, comparable public company earnings multiples, capitalization rates and the economic environment. For equity method limited partnerships, the Company recognizes an impairment loss when evidence demonstrates that the loss is other than temporary. Evidence of a loss in value that is other than temporary may include the absence of an ability to recover the carrying amount of the investment or the inability of the investee to sustain a level of earnings that would justify the carrying amount of the investment. Changes in fair value limited partnerships are recorded through net investment income and therefore are not tested for impairment.
The carrying value for limited partnership interest as of December 31 is as follows:

	2020			2019
($ in millions)	EMA	Fair Value	Total	EMA	Fair Value	Total
Private equity	$1,768	$721	$2,489	$2,029	$723	$2,752
Real estate	334	42	376	319	50	369
Other (1)	200	—	200	129	—	129
Total	$2,302	$763	$3,065	$2,477	$773	$3,250
____________
(1)Other consists of certain limited partnership interests where the underlying assets are predominately public equity and debt securities.

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Municipal bonds
The Company maintains a diversified portfolio of municipal bonds which totaled $2.01 billion and $1.76 billion as of December 31, 2020 and 2019, respectively. The municipal bond portfolio includes general obligations of state and local issuers and revenue bonds (including pre-refunded bonds, which are bonds for which an irrevocable trust has been established to fund the remaining payments of principal and interest). The following table shows the principal geographic distribution of municipal bond issuers represented in the Company’s portfolio as of December 31. No other state represents more than 5% of the portfolio.

(% of municipal bond portfolio carrying value)	2020	2019
Texas	16.8%	17.8%
California	16.8	15.0
Oregon	11.3	12.6
New Jersey	7.4	6.7
Illinois	6.2	6.3
New York	5.3	7.0
Short-term investments
Short-term investments, including money market funds, commercial paper, U.S. Treasury bills and other short-term investments, are carried at fair value. As of December 31, 2020 and 2019, the fair value of short-term investments totaled $974 million and $1.19 billion, respectively.
Policy loans
Policy loans are carried at unpaid principal balances. As of December 31, 2020 and 2019, the carrying value of policy loans totaled $582 million and $557 million, respectively.
Other investments
Other investments primarily consist of agent loans, real estate, bank loans and derivatives. Agent loans are loans issued to exclusive Allstate agents and are carried at amortized cost, net. Real estate is carried at cost less accumulated depreciation. Bank loans are primarily senior secured corporate loans and are carried at amortized cost, net. Derivatives are carried at fair value. The following table summarizes other investments by asset type.

	As of December 31,
($ in millions)	2020	2019
Agent loans, net	$631	$666
Real estate	315	292
Bank loans, net	245	344
Derivatives and other	184	125
Total	$1,375	$1,427
Concentration of credit risk
As of December 31, 2020, the Company is not exposed to any credit concentration risk of a single issuer and its affiliates greater than 10% of the Company’s shareholder’s equity, other than the U.S. government and its agencies.
Securities loaned
The Company’s business activities include securities lending programs with third parties, mostly large banks. As of December 31, 2020 and 2019, fixed income and equity securities with a carrying value of $322 million and $506 million, respectively, were on loan under these agreements. Interest income on collateral, net of fees, was $1 million in each of 2020, 2019 and 2018.
Other investment information
Included in fixed income securities are below investment grade assets totaling $2.99 billion and $2.83 billion as of December 31, 2020 and 2019, respectively.
As of December 31, 2020, fixed income securities and short-term investments with a carrying value of $21 million were on deposit with regulatory authorities as required by law.
As of December 31, 2020, the carrying value of fixed income securities and other investments that were non-income producing was $38 million.

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Portfolio monitoring and credit losses
Fixed income securities The Company has a comprehensive portfolio monitoring process to identify and evaluate each fixed income security that may require a credit loss allowance.
For each fixed income security in an unrealized loss position, the Company assesses whether management with the appropriate authority has made the decision to sell or whether it is more likely than not the Company will be required to sell the security before recovery of the amortized cost basis for reasons such as liquidity, contractual or regulatory purposes. If a security meets either of these criteria, any existing credit loss allowance would be written-off against the amortized cost basis of the asset along with any remaining unrealized losses, with incremental losses recorded in earnings.
If the Company has not made the decision to sell the fixed income security and it is not more likely than not the Company will be required to sell the fixed income security before recovery of its amortized cost basis, the Company evaluates whether it expects to receive cash flows sufficient to recover the entire amortized cost basis of the security. The Company calculates the estimated recovery value based on the best estimate of future cash flows considering past events, current conditions and reasonable and supportable forecasts. The estimated future cash flows are discounted at the security’s current effective rate and is compared to the amortized cost of the security.
The determination of cash flow estimates is inherently subjective, and methodologies may vary depending on facts and circumstances specific to the security. All reasonably available information relevant to the collectability of the security is considered when developing the estimate of cash flows expected to be collected. That information generally includes, but is not limited to, the remaining payment terms of the security, prepayment speeds, the financial condition and future earnings potential of the issue or issuer, expected defaults, expected recoveries, the value of underlying collateral, origination vintage year, geographic concentration of underlying collateral, available reserves or escrows, current subordination levels, third-party guarantees and other credit enhancements. Other information, such as industry analyst reports and forecasts, credit ratings, financial condition of the bond insurer for insured fixed income securities, and other market data relevant to the realizability of contractual cash flows, may also be considered. The estimated fair value of collateral will be used to estimate recovery value if the Company determines that the security is dependent on the liquidation of collateral for ultimate settlement.
If the Company does not expect to receive cash flows sufficient to recover the entire amortized cost basis of the fixed income security, a credit loss allowance is recorded in earnings for the shortfall in expected cash flows; however, the amortized cost, net of the credit loss allowance, may not be lower than the fair value of the security. The portion of the unrealized loss related to factors other than credit remains classified in AOCI. If the Company determines that the fixed income security does not have sufficient cash flow or other information to estimate a recovery value for the security, the Company may conclude that the entire decline in fair value is deemed to be credit related and the loss is recorded in earnings.
When a security is sold or otherwise disposed or when the security is deemed uncollectible and written off, the Company removes amounts previously recognized in the credit loss allowance. Recoveries after write-offs are recognized when received. Accrued interest excluded from the amortized cost of fixed income securities totaled $198 million as of December 31, 2020 and is reported within the accrued investment income line of the Consolidated Statements of Financial Position. The Company monitors accrued interest and writes off amounts when they are not expected to be received.
The Company’s portfolio monitoring process includes a quarterly review of all securities to identify instances where the fair value of a security compared to its amortized cost is below internally established thresholds. The process also includes the monitoring of other credit loss indicators such as ratings, ratings downgrades and payment defaults. The securities identified, in addition to other securities for which the Company may have a concern, are evaluated for potential credit losses using all reasonably available information relevant to the collectability or recovery of the security. Inherent in the Company’s evaluation of credit losses for these securities are assumptions and estimates about the financial condition and future earnings potential of the issue or issuer. Some of the factors that may be considered in evaluating whether a decline in fair value requires a credit loss allowance are: 1) the financial condition, near-term and long-term prospects of the issue or issuer, including relevant industry specific market conditions and trends, geographic location and implications of rating agency actions and offering prices; 2) the specific reasons that a security is in an unrealized loss position, including overall market conditions which could affect liquidity; and 3) the extent to which the fair value has been less than amortized cost.

23

Rollforward of credit loss allowance for fixed income securities for the year ended December 31, 2020 is as follows:

($ in millions)	2020
Beginning balance	$—
Credit losses on securities for which credit losses not previously reported	(3)
Reduction of allowance related to sales	2
Write-offs	—
Ending balance (1)	$(1)
____________
(1)Allowance for fixed income securities as of December 31, 2020 comprised $1 million of ABS.
The following table summarizes the gross unrealized losses and fair value of securities by the length of time that individual securities have been in a continuous unrealized loss position.

($ in millions)	Less than 12 months			12 months or more			Total unrealized losses
	Number of issues	Fair value	Unrealized losses	Number of issues	Fair value	Unrealized losses

December 31, 2020
Fixed income securities
U.S. government and agencies	10	$17	$—	—	$—	$—	$—
Municipal	7	31	—	—	—	—	—
Corporate	114	558	(19)	25	153	(21)	(40)
ABS	5	2	—	4	5	(2)	(2)
MBS	3	—	—	10	—	—	—
Total fixed income securities	139	$608	$(19)	39	$158	$(23)	$(42)
Investment grade fixed income securities	69	$388	$(5)	19	$73	$(17)	$(22)
Below investment grade fixed income securities	70	220	(14)	20	85	(6)	(20)
Total fixed income securities	139	$608	$(19)	39	$158	$(23)	$(42)

December 31, 2019
Fixed income securities
U.S. government and agencies	6	$74	$—	—	$—	$—	$—
Municipal	4	22	(5)	1	14	(2)	(7)
Corporate	92	504	(8)	43	237	(22)	(30)
ABS	22	61	(1)	5	19	(2)	(3)
MBS	8	1	—	22	5	(1)	(1)
Total fixed income securities	132	$662	$(14)	71	$275	$(27)	$(41)
Investment grade fixed income securities	85	$524	$(3)	39	$152	$(17)	$(20)
Below investment grade fixed income securities	47	138	(11)	32	123	(10)	(21)
Total fixed income securities	132	$662	$(14)	71	$275	$(27)	$(41)

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The following table summarizes gross unrealized losses by unrealized loss position and credit quality as of December 31, 2020.

($ in millions)	Investment grade	Below investment grade	Total
Fixed income securities with unrealized loss position less than 20% of amortized cost, net (1) (2)	$(7)	$(12)	$(19)
Fixed income securities with unrealized loss position greater than or equal to 20% of amortized cost, net (3) (4)	(15)	(8)	(23)
Total unrealized losses	$(22)	$(20)	$(42)
_______________
(1)Below investment grade fixed income securities include $7 million that have been in an unrealized loss position for less than twelve months.
(2)Related to securities with an unrealized loss position less than 20% of amortized cost, net, the degree of which suggests that these securities do not pose a high risk of having credit losses.
(3)No below investment grade fixed income securities have been in an unrealized loss position for a period of twelve or more consecutive months.
(4)Evaluated based on factors such as discounted cash flows and the financial condition and near-term and long-term prospects of the issue or issuer and were determined to have adequate resources to fulfill contractual obligations.
Investment grade is defined as a security having a rating of Aaa, Aa, A or Baa from Moody’s, a rating of AAA, AA, A or BBB from S&P Global Ratings (“S&P”), a comparable rating from another nationally recognized rating agency, or a comparable internal rating if an externally provided rating is not available. Market prices for certain securities may have credit spreads which imply higher or lower credit quality than the current third-party rating. Unrealized losses on investment grade securities are principally related to an increase in market yields which may include increased risk-free interest rates or wider credit spreads since the time of initial purchase. The unrealized losses are expected to reverse as the securities approach maturity.
ABS and MBS in an unrealized loss position were evaluated based on actual and projected collateral losses relative to the securities’ positions in the respective securitization trusts, security specific expectations of cash flows, and credit ratings. This evaluation also takes into consideration credit enhancement, measured in terms of (i) subordination from other classes of securities in the trust that are contractually obligated to absorb losses before the class of security the Company owns, and (ii) the expected impact of other structural features embedded in the securitization trust beneficial to the class of securities the Company owns, such as overcollateralization and excess spread. Municipal bonds in an unrealized loss position were evaluated based on the underlying credit quality of the primary obligor, obligation type and quality of the underlying assets.
As of December 31, 2020, the Company has not made the decision to sell and it is not more likely than not the Company will be required to sell fixed income securities with unrealized losses before recovery of the amortized cost basis.
Loans The Company establishes a credit loss allowance for mortgage loans, agent loans and bank loans when they are originated or purchased, and for unfunded commitments unless they are unconditionally cancellable by the Company. The Company uses a probability of default and loss given default model for mortgage loans and bank loans to estimate current expected credit losses that considers all relevant information available including past events, current conditions, and reasonable and supportable forecasts over the life of an asset. The Company also considers such factors as historical losses, expected prepayments and various economic factors. For mortgage loans the Company considers origination vintage year and property level information such as debt service coverage, property type, property location and collateral value. For bank loans the Company considers the credit rating of the borrower, credit spreads and type of loan. After the reasonable and supportable forecast period, the Company’s model reverts to historical loss trends. Given the less complex and homogenous nature of agent loans, the Company estimates current expected credit losses using historical loss experience over the estimated life of the loans, adjusted for current conditions, reasonable and supportable forecasts and expected prepayments.
Loans are evaluated on a pooled basis when they share similar risk characteristics. The Company monitors loans through a quarterly credit monitoring process to determine when they no longer share similar risk characteristics and are to be evaluated individually when estimating credit losses.
Loans are written off against their corresponding allowances when there is no reasonable expectation of recovery. If a loan recovers after a write-off, the estimate of expected credit losses includes the expected recovery.
Accrual of income is suspended for loans that are in default or when full and timely collection of principal and interest payments is not probable. Accrued income receivable is monitored for recoverability and when not expected to be collected is written off through net investment income. Cash receipts on loans on non-accrual status are generally recorded as a reduction of amortized cost.
25

Accrued interest is excluded from the amortized cost of loans and is reported within the accrued investment income line of the Consolidated Statements of Financial Position. As of December 31, 2020, accrued interest totaled $13 million, $2 million and $1 million for mortgage loans, agent loans and bank loans, respectively.
Mortgage loans When it is determined a mortgage loan shall be evaluated individually, the Company uses various methods to estimate credit losses on individual loans such as using collateral value less estimated costs to sell where applicable, including when foreclosure is probable or when repayment is expected to be provided substantially through the operation or sale of the collateral and the borrower is experiencing financial difficulty. When collateral value is used, the mortgage loans may not have a credit loss allowance when the fair value of the collateral exceeds the loan’s amortized cost. An alternative approach may be utilized to estimate credit losses using the present value of the loan’s expected future repayment cash flows discounted at the loan’s current effective interest rate.
Individual loan credit loss allowances are adjusted for subsequent changes in the fair value of the collateral less costs to sell, when applicable, or present value of the loan’s expected future repayment cash flows.
Debt service coverage ratio is considered a key credit quality indicator when mortgage loan credit loss allowances are estimated. Debt service coverage ratio represents the amount of estimated cash flow from the property available to the borrower to meet principal and interest payment obligations. Debt service coverage ratio estimates are updated annually or more frequently if conditions are warranted based on the Company’s credit monitoring process.
The following table reflects mortgage loans amortized cost by debt service coverage ratio distribution and year of origination as of December 31.

($ in millions)	2020							2019
	2015 and prior	2016	2017	2018	2019	Current	Total	Total
Below 1.0	$15	$—	$—	$—	$—	$—	$15	$40
1.0 - 1.25	130	27	32	57	33	14	293	161
1.26 - 1.50	365	41	134	159	201	6	906	1,066
Above 1.50	963	350	240	279	327	45	2,204	2,724
Amortized cost before allowance	$1,473	$418	$406	$495	$561	$65	$3,418	$3,991
Allowance (1)							(59)	(3)
Amortized cost, net							$3,359	$3,988
____________
(1)Due to the adoption of the measurement of credit losses on financial instruments accounting standard, prior valuation allowance is now presented as an allowance for expected credit losses.
Mortgage loans with a debt service coverage ratio below 1.0 that are not considered impaired primarily relate to situations where the borrower has the financial capacity to fund the revenue shortfalls from the properties for the foreseeable term, the decrease in cash flows from the properties is considered temporary, or there are other risk mitigating factors such as additional collateral, escrow balances or borrower guarantees. Payments on all mortgage loans were current as of December 31, 2020, 2019 and 2018. During the fourth quarter of 2020, the Company sold $217 million of mortgage loans, net of a $15 million credit loss allowance, resulting in a net realized capital loss of $4 million.

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The rollforward of credit loss allowance for mortgage loans for the years ended December 31 is as follows:

($ in millions)	2020
Beginning balance	$(3)
Cumulative effect of change in accounting principle	(33)
Net increases related to credit losses	(37)
Reduction of allowance related to sales	15
Loans transferred due to reinsurance agreement with AAC	(1)
Write-offs	—
Ending balance	$(59)
Agent loans The Company monitors agent loans to determine when they should be removed from the pool and assessed for credit losses individually by using internal credit risk grades that classify the loans into risk categories. The categorization is based on relevant information about the ability of borrowers to service their debt, such as historical payment experience, current business trends, cash flow coverage and collateral quality. Internal credit risk grades are updated annually or more frequently if conditions are warranted based on the Company’s credit monitoring process.
As of December 31, 2020, 85% of agent loans balance represents the top three highest credit quality categories. The allowance for agent loans totaled $5 million as of December 31, 2020 and did not change from January 1, 2020.
Bank loans When it is determined a bank loan shall be evaluated individually, the Company uses various methods to estimate credit losses on individual loans such as the present value of the loan’s expected future repayment cash flows discounted at the loan’s current effective interest rate.
Credit ratings of the borrower are considered a key credit quality indicator when bank loan credit loss allowances are estimated. The ratings are updated quarterly and are either received from a nationally recognized rating agency or a comparable internal rating is derived if an externally provided rating is not available. The year of origination is determined to be the year in which the asset is acquired.
The bank loans amortized cost by credit rating and year of origination as of December 31 is as follows:

($ in millions)	2020
	2015 and Prior	2016	2017	2018	2019	Current	Total
BBB	$—	$—	$4	$—	$—	$2	$6
BB	10	—	1	16	11	5	43
B	5	8	42	37	23	35	150
CCC and below	3	8	15	12	18	6	62
Amortized cost before allowance	$18	$16	$62	$65	$52	$48	$261
Allowance							(16)
Amortized cost, net							$245
The rollforward of credit loss allowance for bank loans for the years ended December 31 is as follows:

($ in millions)	2020
Beginning balance	$—
Cumulative effect of change in accounting principle	(16)
Net increases related to credit losses	(4)
Reduction of allowance related to sales	3
Write-offs	1
Ending balance	$(16)

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6. Fair Value of Assets and Liabilities
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Assets and liabilities recorded on the Consolidated Statements of Financial Position at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:
Level 1: Assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.
Level 2: Assets and liabilities whose values are based on the following:
(a)Quoted prices for similar assets or liabilities in active markets;
(b)Quoted prices for identical or similar assets or liabilities in markets that are not active; or
(c)Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.
Level 3: Assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Company’s estimates of the assumptions that market participants would use in valuing the assets and liabilities.
The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment. The degree of judgment exercised by the Company in determining fair value is typically greatest for instruments categorized in Level 3. In many instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments.
The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company gains assurance that assets and liabilities are appropriately valued through the execution of various processes and controls designed to ensure the overall reasonableness and consistent application of valuation methodologies, including inputs and assumptions, and compliance with accounting standards. For fair values received from third parties or internally estimated, the Company’s processes and controls are designed to ensure that the valuation methodologies are appropriate and consistently applied, the inputs and assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are accurately recorded. For example, on a continuing basis, the Company assesses the reasonableness of individual fair values that have stale security prices or that exceed certain thresholds as compared to previous fair values received from valuation service providers or brokers or derived from internal models. The Company performs procedures to understand and assess the methodologies, processes and controls of valuation service providers. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third-party valuation sources for selected securities. The Company performs ongoing price validation procedures such as back-testing of actual sales, which corroborate the various inputs used in internal models to market observable data. When fair value determinations are expected to be more variable, the Company validates them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.
The Company has two types of situations where investments are classified as Level 3 in the fair value hierarchy:
(1) Specific inputs significant to the fair value estimation models are not market observable. This primarily occurs in the Company’s use of broker quotes to value certain securities where the inputs have not been corroborated to be market observable, and the use of valuation models that use significant non-market observable inputs.
(2) Quotes continue to be received from independent third-party valuation service providers and all significant inputs are market observable; however, there has been a significant decrease in the volume and level of activity for the asset when compared to normal market activity such that the degree of market observability has declined to a point where categorization as a Level 3 measurement is considered appropriate. The indicators considered in determining whether a significant decrease in the volume and level of activity for a specific asset has occurred include the level of new issuances in the primary market, trading volume in the secondary market, the level of credit spreads over historical levels, applicable bid-ask spreads, and price consensus among market participants and other pricing sources.
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Certain assets are not carried at fair value on a recurring basis, including mortgage loans, bank loans, agent loans and policy loans, and these are only included in the fair value hierarchy disclosure when the individual investment is reported at fair value.
In determining fair value, the Company principally uses the market approach which generally utilizes market transaction data for the same or similar instruments. To a lesser extent, the Company uses the income approach which involves determining fair values from discounted cash flow methodologies. For the majority of Level 2 and Level 3 valuations, a combination of the market and income approaches is used.
Summary of significant inputs and valuation techniques for Level 2 and Level 3 assets and liabilities measured at fair value on a recurring basis
Level 2 measurements
•Fixed income securities:
U.S. government and agencies, municipal, corporate - public and foreign government: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.
Corporate - privately placed: Privately placed are valued using a discounted cash flow model that is widely accepted in the financial services industry and uses market observable inputs and inputs derived principally from, or corroborated by, observable market data. The primary inputs to the discounted cash flow model include an interest rate yield curve, as well as published credit spreads for similar assets in markets that are not active that incorporate the credit quality and industry sector of the issuer.
Corporate - privately placed also includes redeemable preferred stock that are valued using quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, underlying stock prices and credit spreads.
ABS and MBS: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, collateral performance and credit spreads. Certain ABS are valued based on non-binding broker quotes whose inputs have been corroborated to be market observable. ABS and residential MBS include prepayment speeds as a primary input for valuation.
•Equity securities: The primary inputs to the valuation include quoted prices or quoted net asset values for identical or similar assets in markets that are not active.
•Short-term: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.
•Other investments: Free-standing exchange listed derivatives that are not actively traded are valued based on quoted prices for identical instruments in markets that are not active.
Over-the-counter (“OTC”) derivatives, including interest rate swaps, foreign currency swaps, total return swaps, foreign exchange forward contracts, options and certain credit default swaps, are valued using models that rely on inputs such as interest rate yield curves, implied volatilities, index price levels, currency rates, and credit spreads that are observable for substantially the full term of the contract. The valuation techniques underlying the models are widely accepted in the financial services industry and do not involve significant judgment.
Level 3 measurements
•Fixed income securities:
Municipal: Comprise municipal bonds that are not rated by third-party credit rating agencies. The primary inputs to the valuation of these municipal bonds include quoted prices for identical or similar assets in markets that exhibit less liquidity relative to those markets supporting Level 2 fair value measurements, contractual cash flows, benchmark yields and credit spreads. Also included are municipal bonds valued based on non-binding broker quotes where the inputs have not been corroborated to be market observable.
Corporate - public and privately placed, ABS and MBS: Primarily valued based on non-binding broker quotes where the inputs have not been corroborated to be market observable. Other inputs for corporate fixed income securities include an interest rate yield curve, as well as published credit spreads for similar assets that incorporate the credit quality and industry sector of the issuer.
•Equity securities: The primary inputs to the valuation include quoted prices or quoted net asset values for identical or similar assets in markets that exhibit less liquidity relative to those markets supporting Level 2 fair value measurements.
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•Other investments: Certain OTC derivatives, such as interest rate caps and certain credit default swaps, are valued using models that are widely accepted in the financial services industry. These are categorized as Level 3 as a result of the significance of non-market observable inputs such as volatility. Other primary inputs include interest rate yield curves and credit spreads.
•Contractholder funds:  Derivatives embedded in certain life and annuity contracts are valued internally using models widely accepted in the financial services industry that determine a single best estimate of fair value for the embedded derivatives within a block of contractholder liabilities. The models primarily use stochastically determined cash flows based on the contractual elements of embedded derivatives, projected option cost and applicable market data, such as interest rate yield curves and equity index volatility assumptions. These are categorized as Level 3 as a result of the significance of non-market observable inputs.
Investments excluded from the fair value hierarchy
Limited partnerships carried at fair value, which do not have readily determinable fair values, use NAV provided by the investees and are excluded from the fair value hierarchy. These investments are generally not redeemable by the investees and generally cannot be sold without approval of the general partner. The Company receives distributions of income and proceeds from the liquidation of the underlying assets of the investees, which usually takes place in years 4-9 of the typical contractual life of 10-12 years. As of December 31, 2020, the Company has commitments to invest $166 million in these limited partnership interests.
The following table summarizes the Company’s assets and liabilities measured at fair value as of December 31, 2020.

($ in millions)	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Counterparty and cash collateral netting	Total
Assets
Fixed income securities:
U.S. government and agencies	$784	$321	$—		$1,105
Municipal	—	1,958	49		2,007
Corporate - public	—	14,535	31		14,566
Corporate - privately placed	—	5,622	68		5,690
Foreign government	—	96	—		96
ABS	—	419	5		424
MBS	—	19	—		19
Total fixed income securities	784	22,970	153		23,907
Equity securities	1,408	14	114		1,536
Short-term investments	601	373	—		974
Other investments: Free-standing derivatives	—	190	—	$(6)	184
Separate account assets	3,294	—	—		3,294
Total recurring basis assets	$6,087	$23,547	$267	$(6)	$29,895
% of total assets at fair value	20.3%	78.8%	0.9%	—%	100.0%

Investments reported at NAV					763
Total					$30,658

Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$—	$—	$(516)		$(516)
Other liabilities: Free-standing derivatives	—	(119)	—	$9	(110)
Total recurring basis liabilities	$—	$(119)	$(516)	$9	$(626)
% of total liabilities at fair value	—%	19.0%	82.4%	(1.4)%	100.0%
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The following table summarizes the Company’s assets and liabilities measured at fair value as of December 31, 2019.

($ in millions)	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Counterparty and cash collateral netting	Total
Assets
Fixed income securities:
U.S. government and agencies	$590	$292	$—		$882
Municipal	—	1,715	40		1,755
Corporate - public	—	12,777	25		12,802
Corporate - privately placed	—	5,517	122		5,639
Foreign government	—	149	—		149
ABS	—	301	16		317
MBS	—	176	5		181
Total fixed income securities	590	20,927	208		21,725
Equity securities	1,340	13	116		1,469
Short-term investments	493	698	—		1,191
Other investments: Free-standing derivatives	—	134	—	$(10)	124
Separate account assets	3,009	—	—		3,009
Total recurring basis assets	$5,432	$21,772	$324	$(10)	$27,518
% of total assets at fair value	19.7%	79.1%	1.2%	—%	100%

Investments reported at NAV					773
Total					$28,291

Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$—	$—	$(427)		$(427)
Other liabilities: Free-standing derivatives	—	(65)	—	$3	(62)
Total recurring basis liabilities	$—	$(65)	$(427)	$3	$(489)
% of total liabilities at fair value	—%	13.3%	87.3%	(0.6)%	100%

The following table summarizes quantitative information about the significant unobservable inputs used in Level 3 fair value measurements.

($ in millions)	Fair value	Valuation technique	Unobservable input	Range	Weighted average
December 31, 2020
Derivatives embedded in life and annuity contracts – Equity-indexed and forward starting options	$(483)	Stochastic cash flow model	Projected option cost	1.0 - 4.2%	2.80%
December 31, 2019
Derivatives embedded in life and annuity contracts – Equity-indexed and forward starting options	$(395)	Stochastic cash flow model	Projected option cost	1.0 - 4.2%	2.57%

The embedded derivatives are equity-indexed and forward starting options in certain life and annuity products that provide customers with interest crediting rates based on the performance of the S&P 500. If the projected option cost increased (decreased), it would result in a higher (lower) liability fair value.
As of December 31, 2020 and 2019, Level 3 fair value measurements of fixed income securities total $153 million and $208 million, respectively, and include $24 million and $38 million, respectively, of securities valued based on non-binding broker quotes where the inputs have not been corroborated to be market observable. As the Company does not develop the Level 3 fair value unobservable inputs for these fixed income securities, they are not included in the table above. However, an increase (decrease) in credit spreads for fixed income securities valued based on non-binding broker quotes would result in a lower (higher) fair value.
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The following table presents the rollforward of Level 3 assets and liabilities held at fair value during the year ended December 31, 2020.

($ in millions)		Total gains (losses) included in:
	Balance as of December 31, 2019	Net income	OCI	Transfers into Level 3	Transfers out of Level 3	Purchases	Sales	Issues	Settlements	Balance as of December 31, 2020
Assets
Fixed income securities:
Municipal	$40	$1	$2	$20	$(11)	$—	$(1)	$—	$(2)	$49
Corporate - public	25	—	—	—	—	7	—	—	(1)	31
Corporate - privately placed	122	2	(7)	32	(32)	8	(55)	—	(2)	68
ABS	16	—	—	—	—	—	(10)	—	(1)	5
MBS	5	1	(2)	—	—	—	(3)	—	(1)	—
Total fixed income securities	208	4	(7)	52	(43)	15	(69)	—	(7)	153
Equity securities	116	(3)	—	—	—	9	(8)	—	—	114
Free-standing derivatives, net	—	—	—	—	—	—	—	—	—	—
Total recurring Level 3 assets	$324	$1	$(7)	$52	$(43)	$24	$(77)	$—	$(7)	$267
Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$(427)	$(24)	$—	$(54)	$—	$—	$—	$(34)	$23	$(516)
Total recurring Level 3 liabilities	$(427)	$(24)	$—	$(54)	$—	$—	$—	$(34)	$23	$(516)

The following table presents the total Level 3 gains (losses) included in net income for the year ended December 31, 2020.

($ in millions)	Net investment income	Realized capital gains and losses	Contract benefits	Interest credited to contractholder funds	Total
Components of net income	$(8)	$9	$(1)	$(23)	$(23)

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The following table presents the rollforward of Level 3 assets and liabilities held at fair value during the year ended December 31, 2019.

($ in millions)		Total gains (losses) included in:
	Balance as of December 31, 2018	Net income	OCI	Transfers into Level 3	Transfers out of Level 3	Purchases	Sales	Issues	Settlements	Balance as of December 31, 2019
Assets
Fixed income securities:
Municipal	$39	$—	$4	$—	$—	$—	$(1)	$—	$(2)	$40
Corporate - public	33	—	—	5	(38)	32	(2)	—	(5)	25
Corporate - privately placed	97	(1)	1	43	(1)	4	(13)	—	(8)	122
ABS	22	1	(1)	—	(30)	36	(6)	—	(6)	16
MBS	—	—	(1)	6	—	—	—	—	—	5
Total fixed income securities	191	—	3	54	(69)	72	(22)	—	(21)	208
Equity securities	129	15	—	—	—	10	(38)	—	—	116
Free-standing derivatives, net	1	(1)	—	—	—	—	—	—	—	—
Total recurring Level 3 assets	$321	$14	$3	$54	$(69)	$82	$(60)	$—	$(21)	$324
Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$(223)	$(52)	$—	$(154)	$—	$—	$—	$(10)	$12	$(427)
Total recurring Level 3 liabilities	$(223)	$(52)	$—	$(154)	$—	$—	$—	$(10)	$12	$(427)

The following table presents the total Level 3 gains (losses) included in net income for the year ended December 31, 2019.

($ in millions)	Net investment income	Realized capital gains and losses	Contract benefits	Interest credited to contractholder funds	Total
Components of net income	$(2)	$16	$7	$(59)	$(38)

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The following table presents the rollforward of Level 3 assets and liabilities held at fair value during the year ended December 31, 2018.

($ in millions)		Total gains (losses) included in:
	Balance as of December 31, 2017	Net income	OCI	Transfers into Level 3	Transfers out of Level 3	Purchases	Sales	Issues	Settlements	Balance as of December 31, 2018
Assets
Fixed income securities:
Municipal	$57	$—	$(2)	$—	$(16)	$2	$(2)	$—	$—	$39
Corporate - public	49	—	(2)	3	(3)	—	(11)	—	(3)	33
Corporate - privately placed	220	(2)	(2)	10	(101)	12	—	—	(40)	97
ABS	50	—	—	12	(18)	20	(19)	—	(23)	22
Total fixed income securities	376	(2)	(6)	25	(138)	34	(32)	—	(66)	191
Equity securities	90	16	—	—	—	30	(7)	—	—	129
Free-standing derivatives, net	1	—	—	—	—	—	—	—	—	1	(1)
Total recurring Level 3 assets	$467	$14	$(6)	$25	$(138)	$64	$(39)	$—	$(66)	$321
Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$(284)	$57	$—	$—	$—	$—	$—	$(2)	$6	$(223)
Total recurring Level 3 liabilities	$(284)	$57	$—	$—	$—	$—	$—	$(2)	$6	$(223)
____________________
(1)Comprises $1 million of assets.
The following table presents the total Level 3 gains (losses) included in net income for the year ended December 31, 2018.

($ in millions)	Net investment income	Realized capital gains and losses	Contract benefits	Interest credited to contractholder funds	Total
Components of net income	$—	$14	$(5)	$62	$71
Transfers into Level 3 during 2020, 2019 and 2018 included situations where a quote was not provided by the Company’s independent third-party valuation service provider and as a result the price was stale or had been replaced with a broker quote where the inputs had not been corroborated to be market observable resulting in the security being classified as Level 3. Transfers into Level 3 during 2020 also included derivatives embedded in equity-indexed universal life contracts related to reinsurance assumed from AAC. Transfers into Level 3 during 2019 also included derivatives embedded in equity-indexed universal life contracts due to refinements in the valuation modeling resulting in an increase in significance of non-market observable inputs.
Transfers out of Level 3 during 2020, 2019 and 2018 included situations where a broker quote was used in the prior period and a quote became available from the Company’s independent third-party valuation service provider in the current period. A quote utilizing the new pricing source was not available as of the prior period, and any gains or losses related to the change in valuation source for individual securities were not significant.
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The table below provides valuation changes included in net income and OCI for Level 3 assets and liabilities held as of December 31.

($ in millions)	2020	2019	2018
Assets
Fixed income securities:
Municipal	$1	$1	$—
Corporate - public	—	—	—
Corporate - privately placed	2	—	—
Total fixed income securities	3	1	—
Equity securities	(3)	2	16
Free-standing derivatives, net	—	(1)	—
Total recurring Level 3 assets	$—	$2	$16
Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$(24)	$(52)	$57
Total recurring Level 3 liabilities	$(24)	$(52)	$57
Total included in net income	$(24)	$(50)	$73

Components of net income
Net investment income	$(8)	$(2)	$—
Realized capital gains (losses)	8	4	16
Contract benefits	(1)	7	(5)
Interest credited to contractholder funds	(23)	(59)	62
Total included in net income	$(24)	$(50)	$73

Assets
Municipal	$2
Corporate - public	—
Corporate - privately placed	(7)
Changes in unrealized net capital gains and losses reported in OCI (1)	$(5)
___________________
(1)Effective January 1, 2020, the Company adopted the fair value accounting standard that prospectively requires the disclosure of valuation changes reported in OCI.
Presented below are the carrying values and fair value estimates of financial instruments not carried at fair value.

($ in millions)		December 31, 2020		December 31, 2019
Financial assets	Fair value level	Amortized cost, net	Fair value	Amortized cost, net	Fair value
Mortgage loans	Level 3	$3,359	$3,587	$3,988	$4,159
Bank loans	Level 3	245	250	344	337
Agent loans	Level 3	631	634	666	664

Financial liabilities	Fair value level	Carrying value (1)	Fair value	Carrying value (1)	Fair value
Contractholder funds on investment contracts	Level 3	$7,764	$9,058	$8,403	$9,123
Liability for collateral	Level 2	334	334	530	530
Notes due to related parties	Level 3	214	225	214	215
____________________
(1)Represents the amounts reported on the Consolidated Statements of Financial Position.
7. Derivative Financial Instruments and Off-balance sheet Financial Instruments
The Company uses derivatives for risk reduction and to increase investment portfolio returns through asset replication. Risk reduction activity is focused on managing the risks with certain assets and liabilities arising from the potential adverse impacts from changes in risk-free interest rates, changes in equity market valuations, increases in credit spreads and foreign currency fluctuations. Asset replication refers to the “synthetic” creation of assets through the use of derivatives. The Company replicates fixed income securities using a combination of a credit default swap, index total return swap, options, or a foreign currency forward contract and one or more highly rated fixed income securities, primarily investment grade host bonds,
35

to synthetically replicate the economic characteristics of one or more cash market securities. The Company replicates equity securities using futures, index total return swaps and options to increase equity exposure.
The Company utilizes several derivative strategies to manage risk. Asset-liability management is a risk management strategy that is principally employed to balance the respective interest-rate sensitivities of the Company’s assets and liabilities. Depending upon the attributes of the assets acquired and liabilities issued, derivative instruments such as interest rate swaps, caps, swaptions and futures are utilized to change the interest rate characteristics of existing assets and liabilities to ensure the relationship is maintained within specified ranges and to reduce exposure to rising or falling interest rates. Fixed income index total return swaps are used to offset valuation losses in the portfolio during periods of declining market values. Credit default swaps are typically used to mitigate the credit risk within the Company’s fixed income portfolio. Futures and options are used for hedging the equity exposure contained in the Company’s equity indexed life and annuity product contracts that offer equity returns to contractholders. In addition, the Company uses equity index total return swaps, options and futures to offset valuation losses in the equity portfolio during periods of declining equity market values. Foreign currency swaps and forwards are primarily used to reduce the foreign currency risk associated with holding foreign currency denominated investments.
The Company also has derivatives embedded in non-derivative host contracts that are required to be separated from the host contracts and accounted for at fair value with changes in fair value of embedded derivatives reported in net income. The Company’s primary embedded derivatives are equity options in life and annuity product contracts, which provide returns linked to equity indices to contractholders.
When derivatives meet specific criteria, they may be designated as accounting hedges and accounted for as fair value, cash flow, foreign currency fair value or foreign currency cash flow hedges. The Company designates certain investment risk transfer reinsurance agreements as fair value hedges when the hedging instrument is highly effective in offsetting the risk of changes in the fair value of the hedged item. The fair value of the hedged liability is reported in contractholder funds in the Consolidated Statements of Financial Position. The impact from results of the fair value hedge is reported in interest credited to contractholder funds in the Consolidated Statements of Operations and Comprehensive Income. The Company designates certain of its foreign currency swap contracts as cash flow hedges when the hedging instrument is highly effective in offsetting the exposure of variations in cash flows for the hedged risk that could affect net income. Amounts are reclassified to net investment income or realized capital gains and losses as the hedged item affects net income.
The notional amounts specified in the contracts are used to calculate the exchange of contractual payments under the agreements and are generally not representative of the potential for gain or loss on these agreements. However, the notional amounts specified in credit default swaps where the Company has sold credit protection represent the maximum amount of potential loss, assuming no recoveries.
Fair value, which is equal to the carrying value, is the estimated amount that the Company would receive or pay to terminate the derivative contracts at the reporting date. The carrying value amounts for OTC derivatives are further adjusted for the effects, if any, of enforceable master netting agreements and are presented on a net basis, by counterparty agreement, in the Consolidated Statements of Financial Position.
For those derivatives which qualify and have been designated as fair value accounting hedges, net income includes the changes in the fair value of both the derivative instrument and the hedged risk. For cash flow hedges, gains and losses are amortized from AOCI and are reported in net income in the same period the forecasted transactions being hedged impact net income.
Non-hedge accounting is generally used for “portfolio” level hedging strategies where the terms of the individual hedged items do not meet the strict homogeneity requirements to permit the application of hedge accounting. For non-hedge derivatives, net income includes changes in fair value and accrued periodic settlements, when applicable. With the exception of non-hedge derivatives used for asset replication and non-hedge embedded derivatives, all of the Company’s derivatives are evaluated for their ongoing effectiveness as either accounting hedge or non-hedge derivative financial instruments on at least a quarterly basis.
Fair value hedges The Company had one derivative designated as a fair value hedge and had no foreign currency contracts designated as fair value hedges during 2020, 2019 and 2018.
Cash flow hedges The Company had no derivatives designated as cash flow hedges during 2020 and 2019 and one foreign currency contract designated as a cash flow hedge during 2018.
36

The following table provides a summary of the volume and fair value positions of derivative instruments as well as their reporting location in the Consolidated Statement of Financial Position as of December 31, 2020.

($ in millions, except number of contracts)		Volume (1)
	Balance sheet location	Notional amount	Number of contracts	Fair value, net	Gross asset	Gross liability
Asset derivatives
Derivatives designated as fair value accounting hedging instruments
Other	Other assets	$3	n/a	$—	$—	$—
Derivatives not designated as accounting hedging instruments
Interest rate contracts
Interest rate cap agreements	Other investments	13	n/a	—	—	—
Futures	Other assets	n/a	312	—	—	—
Equity and index contracts
Options	Other investments	n/a	2,831	184	184	—
Futures	Other assets	n/a	46	—	—	—
Total return index contracts
Total return swap agreements - equity index	Other investments	8	n/a	1	1	—
Foreign currency contracts
Foreign currency forwards	Other investments	113	n/a	1	4	(3)
Embedded derivative financial instruments
Other embedded derivative financial instruments	Other investments	750	n/a	—	—	—
Credit default contracts
Credit default swaps - buying protection	Other investments	17	n/a	(1)	—	(1)
Credit default swaps - selling protection	Other investments	4	n/a	—	—	—
Subtotal		905	3,189	185	189	(4)
Total asset derivatives		$908	3,189	$185	$189	$(4)

Liability derivatives
Derivatives not designated as accounting hedging instruments
Interest rate contracts
Interest rate cap agreements	Other liabilities & accrued expenses	$19	n/a	$—	$—	$—
Futures	Other liabilities & accrued expenses	n/a	25	—	—	—
Equity and index contracts
Options	Other liabilities & accrued expenses	n/a	2,712	(110)	—	(110)
Foreign currency contracts
Foreign currency forwards	Other liabilities & accrued expenses	117	n/a	(4)	1	(5)
Embedded derivative financial instruments
Guaranteed accumulation benefits	Contractholder funds	128	n/a	(18)	—	(18)
Guaranteed withdrawal benefits	Contractholder funds	190	n/a	(15)	—	(15)
Equity-indexed and forward starting options in life and annuity product contracts	Contractholder funds	1,785	n/a	(483)	—	(483)
Credit default contracts
Credit default swaps - selling protection	Other liabilities & accrued expenses	1	n/a	—	—	—
Total liability derivatives		2,240	2,737	(630)	$1	$(631)
Total derivatives		$3,148	5,926	$(445)
_________________________________________
(1)  Volume for OTC and cleared derivative contracts is represented by their notional amounts. Volume for exchange traded derivatives is represented by the number of contracts, which is the basis on which they are traded. (n/a = not applicable)

37

The following table provides a summary of the volume and fair value positions of derivative instruments as well as their reporting location in the Consolidated Statement of Financial Position as of December 31, 2019.

($ in millions, except number of contracts)		Volume
	Balance sheet location	Notional amount	Number of contracts	Fair value, net	Gross asset	Gross liability
Asset derivatives
Derivatives designated as accounting hedging instruments
Other	Other assets	$2	n/a	$—	$—	$—
Derivatives not designated as accounting hedging instruments
Interest rate contracts
Futures	Other assets	n/a	476	—	—	—
Equity and index contracts
Options	Other investments	n/a	2,981	124	124	—
Futures	Other assets	n/a	27	—	—	—
Total return index contracts
Total return swap agreements - fixed income	Other investments	7	n/a	—	—	—
Credit default contracts
Credit default swaps - buying protection	Other investments	1	n/a	—	—	—
Subtotal		8	3,484	124	124	—
Total asset derivatives		$10	3,484	$124	$124	$—

Liability derivatives
Derivatives not designated as accounting hedging instruments
Interest rate contracts
Interest rate cap agreements	Other liabilities & accrued expenses	$34	n/a	$—	$—	$—
Futures	Other liabilities & accrued expenses	n/a	263	—	—	—
Equity and index contracts
Options	Other liabilities & accrued expenses	n/a	2,844	(60)	—	(60)
Futures	Other liabilities & accrued expenses	n/a	1	—	—
Total return index contracts
Total return swap agreements - fixed income	Other liabilities & accrued expenses	10	n/a	—	—	—
Total return swap agreements - equity	Other liabilities & accrued expenses	14	n/a	1	1	—
Foreign currency contracts
Foreign currency forwards	Other liabilities & accrued expenses	242	n/a	6	9	(3)
Embedded derivative financial instruments
Guaranteed accumulation benefits	Contractholder funds	161	n/a	(18)	—	(18)
Guaranteed withdrawal benefits	Contractholder funds	205	n/a	(14)	—	(14)
Equity-indexed and forward starting options in life and annuity product contracts	Contractholder funds	1,678	n/a	(395)	—	(395)
Credit default contracts
Credit default swaps - buying protection	Other liabilities & accrued expenses	26	n/a	(2)	—	(2)
Credit default swaps - selling protection	Other liabilities & accrued expenses	5	n/a	—	—	—
Total liability derivatives		2,375	3,108	(482)	$10	$(492)
Total derivatives		$2,385	6,592	$(358)

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The following table provides gross and net amounts for the Company’s OTC derivatives, all of which are subject to enforceable master netting agreements.

($ in millions)		Offsets
	Gross amount	Counter- party netting	Cash collateral (received) pledged	Net amount on balance sheet	Securities collateral (received) pledged	Net amount
December 31, 2020
Asset derivatives	$6	$(5)	$(1)	$—	$—	$—
Liability derivatives	(9)	5	4	—	—	—

December 31, 2019
Asset derivatives	$10	$(10)	$—	$—	$—	$—
Liability derivatives	(5)	10	(7)	(2)	—	(2)
The following table provides a summary of the impacts of the Company’s foreign currency contracts in cash flow hedging relationships for the years ended December 31.

($ in millions)	2020	2019	2018
Gain recognized in OCI on derivatives during the period	$—	$—	$1
Gain recognized in OCI on derivatives during the term of the hedging relationship	—	—	—
Gain reclassified from AOCI into income (net investment income)	—	—	—
Gain reclassified from AOCI into income (realized capital gains and losses)	—	—	3
The following tables present gains and losses from valuation and settlements reported on derivatives not designated as accounting hedging instruments in the Consolidated Statements of Operations and Comprehensive Income.

($ in millions)	Realized capital gains and losses	Contract benefits	Interest credited to contractholder funds	Total gain (loss) recognized in net income on derivatives
2020
Interest rate contracts	$4	$—	$—	$4
Equity and index contracts	6	—	20	26
Embedded derivative financial instruments	—	(1)	(34)	(35)
Foreign currency contracts	(7)	—	—	(7)
Credit default contracts	1	—	—	1
Total return swaps - equity index	1	—	—	1
Total	$5	$(1)	$(14)	$(10)
2019
Equity and index contracts	$5	$—	$58	$63
Embedded derivative financial instruments	—	7	(57)	(50)
Foreign currency contracts	3	—	—	3
Credit default contracts	(1)	—	—	(1)
Total return swaps - fixed income	1	—	—	1
Total return swaps - equity index	3	—	—	3
Total	$11	$7	$1	$19
2018
Interest rate contracts	$1	$—	$—	$1
Equity and index contracts	(4)	—	(23)	(27)
Embedded derivative financial instruments	—	(5)	66	61
Foreign currency contracts	12	—	—	12
Total return swaps - fixed income	(1)	—	—	(1)
Total return swaps - equity index	(1)	—	—	(1)
Total	$7	$(5)	$43	$45
The Company manages its exposure to credit risk by utilizing highly rated counterparties, establishing risk control limits, executing legally enforceable master netting agreements (“MNAs”) and obtaining collateral where appropriate. The Company uses MNAs for OTC derivative transactions that permit either party to net payments due for transactions and collateral is either pledged or obtained when certain predetermined exposure limits are exceeded. As of December 31, 2020, counterparties pledged $3 million in collateral to the Company, and the Company pledged $6 million in cash and securities to counterparties
39

which includes $5 million of collateral posted under MNAs for contracts containing credit-risk contingent provisions that are in a liability position. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance. Other derivatives, including futures and certain option contracts, are traded on organized exchanges which require margin deposits and guarantee the execution of trades, thereby mitigating any potential credit risk.
Counterparty credit exposure represents the Company’s potential loss if all of the counterparties concurrently fail to perform under the contractual terms of the contracts and all collateral, if any, becomes worthless. This exposure is measured by the fair value of OTC derivative contracts with a positive fair value at the reporting date reduced by the effect, if any, of legally enforceable master netting agreements.
The following table summarizes the counterparty credit exposure as of December 31 by counterparty credit rating as it relates to the Company’s OTC derivatives.

($ in millions)	2020				2019
Rating (1)	Number of counter-parties	Notional amount (2)	Credit exposure (2)	Exposure, net of collateral (2)	Number of counter-parties	Notional amount (2)	Credit exposure (2)	Exposure, net of collateral (2)
A+	3	$94	$3	$—	5	$296	$7	$—
Total	3	$94	$3	$—	5	$296	$7	$—
_________________________
(1)Allstate uses the lower of S&P’s or Moody’s long-term debt issuer ratings.
(2)Only OTC derivatives with a net positive fair value are included for each counterparty.
For certain exchange traded and cleared derivatives, margin deposits are required as well as daily cash settlements of margin accounts. As of December 31, 2020, the Company pledged $6 million in the form of margin deposits.
Market risk is the risk that the Company will incur losses due to adverse changes in market rates and prices. Market risk exists for all of the derivative financial instruments the Company currently holds, as these instruments may become less valuable due to adverse changes in market conditions. To limit this risk, the Company’s senior management has established risk control limits. In addition, changes in fair value of the derivative financial instruments that the Company uses for risk management purposes are generally offset by the change in the fair value or cash flows of the hedged risk component of the related assets, liabilities or forecasted transactions.
Certain of the Company’s derivative instruments contain credit-risk-contingent cross-default provisions. Credit-risk-contingent cross-default provisions allow the counterparties to terminate the derivative agreement if the Company defaults by pre-determined threshold amounts on certain debt instruments.
The following summarizes the fair value of derivative instruments with credit-risk-contingent features that are in a gross liability position, as well as the fair value of assets and collateral that are netted against the liability in accordance with provisions within legally enforceable MNAs.

($ in millions)	2020	2019
Gross liability fair value of contracts containing credit-risk-contingent features	$8	$4
Gross asset fair value of contracts containing credit-risk-contingent features and subject to MNAs	(3)	(3)
Collateral posted under MNAs for contracts containing credit-risk-contingent features	(5)	(1)
Maximum amount of additional exposure for contracts with credit-risk-contingent features if all features were triggered concurrently	$—	$—
Credit derivatives - selling protection
A credit default swap (“CDS”) is a derivative instrument, representing an agreement between two parties to exchange the credit risk of a specified entity (or a group of entities), or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. In selling protection, CDS are used to replicate fixed income securities and to complement the cash market when credit exposure to certain issuers is not available or when the derivative alternative is less expensive than the cash market alternative. CDS typically have a five-year term.
40

The following table shows the CDS notional amounts by credit rating and fair value of protection sold.

($ in millions)	Notional amount
	AA	A	BBB	BB and lower	Total	Fair value
December 31, 2020
Single name
Corporate debt	$—	$—	$—	$5	$5	$—
Total	$—	$—	$—	$5	$5	$—

December 31, 2019
Single name
Corporate debt	$—	$—	$—	$5	$5	$—
Total	$—	$—	$—	$5	$5	$—
In selling protection with CDS, the Company sells credit protection on an identified single name, a basket of names in a first-to-default (“FTD”) structure or credit derivative index (“CDX”) that is generally investment grade, and in return receives periodic premiums through expiration or termination of the agreement. With single name CDS, this premium or credit spread generally corresponds to the difference between the yield on the reference entity’s public fixed maturity cash instruments and swap rates at the time the agreement is executed. With a FTD basket, because of the additional credit risk inherent in a basket of named reference entities, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket and the correlation between the names. CDX is utilized to take a position on multiple (generally 125) reference entities. Credit events are typically defined as bankruptcy, failure to pay, or restructuring, depending on the nature of the reference entities. If a credit event occurs, the Company settles with the counterparty, either through physical settlement or cash settlement. In a physical settlement, a reference asset is delivered by the buyer of protection to the Company, in exchange for cash payment at par, whereas in a cash settlement, the Company pays the difference between par and the prescribed value of the reference asset. When a credit event occurs in a single name or FTD basket (for FTD, the first credit event occurring for any one name in the basket), the contract terminates at the time of settlement. For CDX, the reference entity’s name incurring the credit event is removed from the index while the contract continues until expiration. The maximum payout on a CDS is the contract notional amount. A physical settlement may afford the Company with recovery rights as the new owner of the asset.
The Company monitors risk associated with credit derivatives through individual name credit limits at both a credit derivative and a combined cash instrument/credit derivative level. The ratings of individual names for which protection has been sold are also monitored.
Off-balance sheet financial instruments
The contractual amounts of off-balance sheet financial instruments as of December 31 are as follows:

($ in millions)	2020	2019
Commitments to invest in limited partnership interests	$918	$1,063
Private placement commitments	—	16
Other loan commitments	75	118
In the preceding table, the contractual amounts represent the amount at risk if the contract is fully drawn upon, the counterparty defaults and the value of any underlying security becomes worthless. Unless noted otherwise, the Company does not require collateral or other security to support off-balance sheet financial instruments with credit risk.
Commitments to invest in limited partnership interests represent agreements to acquire new or additional participation in certain limited partnership investments. The Company enters into these agreements in the normal course of business. Because the investments in limited partnerships are not actively traded, it is not practical to estimate the fair value of these commitments.
Private placement commitments represent commitments to purchase private placement debt and private equity securities at a future date. The Company enters into these agreements in the normal course of business. The fair value of the debt commitments generally cannot be estimated on the date the commitment is made as the terms and conditions of the underlying private placement securities are not yet final. Because the private equity securities are not actively traded, it is not practical to estimate fair value of the commitments.
Other loan commitments are agreements to lend to a borrower provided there is no violation of any condition established in the contract. The Company enters into these agreements to commit to future loan fundings at predetermined interest rates. Unless unconditionally cancellable, the Company recognizes a credit loss allowance on such commitments. Commitments have either fixed or varying expiration dates or other termination clauses. The fair value of these commitments is insignificant.
41

8. Reserve for Life-Contingent Contract Benefits and Contractholder Funds
As of December 31, the reserve for life-contingent contract benefits consists of the following:

($ in millions)	2020	2019
Immediate fixed annuities:
Structured settlement annuities	$7,407	$6,840
Other immediate fixed annuities	1,507	1,607
Traditional life insurance	2,650	2,552
Accident and health insurance	169	195
Other	67	78
Total reserve for life-contingent contract benefits	$11,800	$11,272
The following table highlights the key assumptions generally used in calculating the reserve for life-contingent contract benefits.

Product	Mortality	Interest rate	Estimation method
Structured settlement annuities	Actual company experience with projected calendar year improvements	4.7%	Present value of contractually specified future benefits and expenses
Other immediate fixed annuities	Actual company experience with projected calendar year improvements	4.7%	Present value of expected future benefits and expenses
Traditional life insurance	Actual company experience plus loading	Interest rate assumptions range from 2.5% to 11.3%	Net level premium reserve method using the Company’s withdrawal experience rates; includes reserves for unpaid claims
Accident and health insurance	Actual company experience plus loading	Interest rate assumptions range from 3.0% to 7.0%	Unearned premium; additional contract reserves for mortality risk and unpaid claims
Other: Variable annuity guaranteed minimum death benefits (1)	Annuity 2012 mortality table with internal modifications	Interest rate assumptions range from 1.4% to 5.8%	Projected benefit ratio applied to cumulative assessments
______________________
(1)In 2006, the Company disposed of substantially all of its variable annuity business through reinsurance agreements with The Prudential Insurance Company of America, a subsidiary of Prudential Financial, Inc. (collectively “Prudential”).
In the third quarter of 2020, the premium deficiency evaluation of the Company’s immediate annuities with life contingencies resulted in a premium deficiency reserve of $226 million. The long-term investment yield assumption was lowered, which resulted in the prior sufficiency changing to a deficiency. The deficiency was recognized as an increase in the reserve for life contingent contract benefits. The original assumptions used to establish reserves were updated to reflect current assumptions, and the primary changes included mortality expectations, where annuitants are living longer than originally anticipated, and long-term investment yields. In 2019, the Company’s reviews concluded that no premium deficiency adjustments were necessary.
To the extent that unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, an insurance reserves adjustment is recorded for certain immediate annuities with life contingencies. This liability is included in the reserve for life-contingent contract benefits with respect to this unrealized deficiency. The offset to this liability is recorded as a reduction of the unrealized net capital gains included in AOCI. This liability was $496 million and $126 million as of December 31, 2020 and 2019, respectively.
As of December 31, contractholder funds consist of the following:

($ in millions)	2020	2019
Interest-sensitive life insurance	$7,794	$7,442
Investment contracts:
Fixed annuities	8,163	8,811
Other investment contracts	524	458
Total contractholder funds	$16,481	$16,711
42

The following table highlights the key contract provisions relating to contractholder funds.

Product	Interest rate	Withdrawal/surrender charges
Interest-sensitive life insurance	Interest rates credited range from 0.0% to 9.0% for equity-indexed life (whose returns are indexed to the S&P 500) and 1.0% to 6.0% for all other products	Either a percentage of account balance or dollar amount grading off generally over 20 years
Fixed annuities	Interest rates credited range from 0.5% to 7.5% for immediate annuities; (8.0)% to 9.0%for equity-indexed annuities (whose returns are indexed to the S&P 500); and 0.1% to 5.0% for all other products
Either a declining or a level percentage charge generally over ten years or less. Additionally, approximately 11.0% of fixed annuities are subject to market value adjustment for discretionary withdrawals

Other investment contracts:
Guaranteed minimum income, accumulation and withdrawal benefits on variable (1) and fixed annuities and secondary guarantees on interest-sensitive life insurance and fixed annuities
	Interest rates used in establishing reserves range from 1.7% to 10.3%	Withdrawal and surrender charges are based on the terms of the related interest-sensitive life insurance or fixed annuity contract
______________________
(1)In 2006, the Company disposed of substantially all of its variable annuity business through reinsurance agreements with Prudential.
Contractholder funds activity for the years ended December 31 is as follows:

($ in millions)	2020	2019	2018
Balance, beginning of year	$16,711	$17,470	$18,592
Deposits	818	834	863
Interest credited	574	581	597
Benefits	(733)	(769)	(810)
Surrenders and partial withdrawals	(649)	(844)	(1,095)
Contract charges	(643)	(637)	(645)
Net transfers from separate accounts	5	11	7
Reinsurance assumed from AAC	256	—	—
Other adjustments	142	65	(39)
Balance, end of year	$16,481	$16,711	$17,470
The Company offered various guarantees to variable annuity contractholders. In 2006, the Company disposed of substantially all of its variable annuity business through reinsurance agreements with Prudential. Liabilities for variable contract guarantees related to death benefits are included in the reserve for life-contingent contract benefits and the liabilities related to the income, withdrawal and accumulation benefits are included in contractholder funds. All liabilities for variable contract guarantees are reported on a gross basis on the balance sheet with a corresponding reinsurance recoverable asset for those contracts subject to reinsurance.
Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death, a specified contract anniversary date, partial withdrawal or annuitization, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts’ funds may not meet their stated investment objectives. The account balances of variable annuity contracts’ separate accounts with guarantees included $2.94 billion and $2.66 billion of equity, fixed income and balanced mutual funds and $238 million and $252 million of money market mutual funds as of December 31, 2020 and 2019, respectively.
43

The table below presents information regarding the Company’s variable annuity contracts with guarantees. The Company’s variable annuity contracts may offer more than one type of guarantee in each contract; therefore, the sum of amounts listed exceeds the total account balances of variable annuity contracts’ separate accounts with guarantees.

($ in millions)	As of December 31,
	2020	2019
In the event of death
Separate account value	$3,174	$2,908
Net amount at risk (1)	$308	$373
Average attained age of contractholders	72 years	71 years
At annuitization (includes income benefit guarantees)
Separate account value	$925	$848
Net amount at risk (2)	$140	$173
Weighted average waiting period until annuitization options available	None	None
For cumulative periodic withdrawals
Separate account value	$178	$190
Net amount at risk (3)	$12	$13
Accumulation at specified dates
Separate account value	$93	$123
Net amount at risk (4)	$11	$15
Weighted average waiting period until guarantee date	3 years	4 years
____________
(1)Defined as the estimated current guaranteed minimum death benefit in excess of the current account balance as of the balance sheet date.
(2)Defined as the estimated present value of the guaranteed minimum annuity payments in excess of the current account balance.
(3)Defined as the estimated current guaranteed minimum withdrawal balance (initial deposit) in excess of the current account balance as of the balance sheet date.
(4)Defined as the estimated present value of the guaranteed minimum accumulation balance in excess of the current account balance.
The liability for death and income benefit guarantees is equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract excess guarantee benefit payments. The benefit ratio is calculated as the estimated present value of all expected contract excess guarantee benefits divided by the present value of all expected contract charges. The establishment of reserves for these guarantees requires the projection of future fund values, mortality, persistency and customer benefit utilization rates. These assumptions are periodically reviewed and updated. For guarantees related to death benefits, benefits represent the projected excess guaranteed minimum death benefit payments. For guarantees related to income benefits, benefits represent the present value of the minimum guaranteed annuitization benefits in excess of the projected account balance at the time of annuitization.
Projected benefits and contract charges used in determining the liability for certain guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected gross profits. Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based on factors such as the extent of benefit to the potential annuitant, eligibility conditions and the annuitant’s attained age. The liability for guarantees is re-evaluated periodically, and adjustments are made to the liability balance through a charge or credit to contract benefits.
Guarantees related to the majority of withdrawal and accumulation benefits are considered to be derivative financial instruments; therefore, the liability for these benefits is established based on its fair value.

44

The following table summarizes the liabilities for guarantees.

($ in millions)	Liability for guarantees related to death benefits and interest-sensitive life products	Liability for guarantees related to income benefits	Liability for guarantees related to accumulation and withdrawal benefits	Total
Balance, December 31, 2019	$292	$23	$103	$418
Less reinsurance recoverables	81	20	32	133
Net balance as of December 31, 2019	211	3	71	285
Incurred guarantee benefits	49	—	17	66
Paid guarantee benefits	(2)	—	—	(2)
Reinsurance assumed from AAC	2	—	—	2
Net change	49	—	17	66
Net balance as of December 31, 2020	260	3	88	351
Plus reinsurance recoverables	69	23	33	125
Balance, December 31, 2020	$329	$26	$121	$476

Balance, December 31, 2018	$307	$38	$98	$443
Less reinsurance recoverables	111	35	39	185
Net balance as of December 31, 2018	196	3	59	258
Incurred guarantee benefits	18	—	12	30
Paid guarantee benefits	(3)	—	—	(3)
Net change	15	—	12	27
Net balance as of December 31, 2019	211	3	71	285
Plus reinsurance recoverables	81	20	32	133
Balance, December 31, 2019	$292	$23	$103	$418
The following table summarizes reserves included in total liability balance for guarantees by type of benefit as of December 31.

($ in millions)	2020	2019	2018
Variable annuity
Death benefits	$67	$78	$109
Income benefits	24	21	36
Accumulation benefits	18	18	25
Withdrawal benefits	15	14	14
Other guarantees	352	287	259
Total	$476	$418	$443

9. Reinsurance
The Company reinsures certain of its risks to other insurers primarily under yearly renewable term, coinsurance and modified coinsurance agreements. These agreements result in a passing of the agreed-upon percentage of risk to the reinsurer in exchange for negotiated reinsurance premium payments. Modified coinsurance is similar to coinsurance, except that the cash and investments that support the liability for contract benefits are not transferred to the assuming company and settlements are made on a net basis between the companies.
45

For certain term life insurance policies issued prior to October 2009, the Company ceded up to 90% of the mortality risk depending on the year of policy issuance under coinsurance agreements to a pool of thirteen unaffiliated reinsurers. Effective October 2009, mortality risk on term business is ceded under yearly renewable term agreements under which the Company cedes mortality in excess of its retention, which is consistent with how the Company generally reinsures its permanent life insurance business. The following table summarizes those retention limits by period of policy issuance.

Period	Retention limits
April 2015 through current	Single life: $2 million per life Joint life: no longer offered
April 2011 through March 2015
Single life: $5 million per life, $3 million age 70 and over, and $10 million for contracts that meet specific criteria
Joint life: $8 million per life, and $10 million for contracts that meet specific criteria

July 2007 through March 2011	$5 million per life, $3 million age 70 and over, and $10 million for contracts that meet specific criteria
September 1998 through June 2007	$2 million per life, in 2006 the limit was increased to $5 million for instances when specific criteria were met
August 1998 and prior	Up to $1 million per life
In addition, the Company has used reinsurance to effect the disposition of certain blocks of business. The Company had reinsurance recoverables of $1.28 billion and $1.29 billion as of December 31, 2020 and 2019, respectively, due from Prudential related to the disposal of substantially all of its variable annuity business that was effected through reinsurance agreements.
The amounts ceded to Prudential for the years ended December 31 are as follows:

($ in millions)	2020	2019	2018
Premiums and contract charges	$64	$65	$72
Contract benefits	46	(4)	87
Interest credited to contractholder funds	20	19	20
Operating costs and expenses	12	12	14
As of December 31, 2020 and 2019, the Company had reinsurance recoverables of $99 million and $112 million, respectively, due from subsidiaries of Citigroup (Triton Insurance and American Health and Life Insurance) and Scottish Re (U.S.), Inc. in connection with the disposition of substantially all of the direct response distribution business in 2003.
As of December 31, 2020 and 2019, the Company had $66 million and $73 million, of reinsurance recoverables related to Scottish Re (U.S.), Inc. On December 14, 2018, the Delaware Insurance Commissioner placed Scottish Re (U.S.), Inc. under regulatory supervision.  On March 6, 2019, the Chancery Court of the State of Delaware entered a Rehabilitation and Injunction Order (the “Rehabilitation Order”) in response to a petition filed by the Insurance Commissioner (the “Petition”).
The Company joined in a joint motion filed on behalf of several affected parties asking the court to allow a specified amount of offsetting claim payments and losses against premiums remitted to Scottish Re (U.S.), Inc.  The Company also filed a separate motion related to the reimbursement of claim payments where Scottish Re (U.S.), Inc. is also acting as administrator. The Court has not yet ruled on either of these motions. In the interim, the Company and several other affected parties have been permitted to exercise certain setoff rights while the parties address any potential disputes. On June 30, 2020, pursuant to the Petition, Scottish Re (U.S.), Inc. submitted a proposed Plan of Rehabilitation (“Plan”) for consideration by the Court. On November 2, 2020, the Court issued a Third Amended Order to Show Cause scheduling a hearing on the Petition and Plan for May 25, 2021. The Company continues to monitor Scottish Re (U.S.), Inc. for future developments and will reevaluate its allowance for expected credit losses as new information becomes available.
The Company is the assuming reinsurer for Lincoln Benefit Life Company’s (“LBL’s”) life insurance business sold through the Allstate agency channel and LBL’s payout annuity business in force prior to the sale of LBL on April 1, 2014. Under the terms of the reinsurance agreement, the Company is required to have a trust with assets greater than or equal to the statutory reserves ceded by LBL to the Company, measured on a monthly basis. As of December 31, 2020, the trust held $6.29 billion of investments, which are reported in the Consolidated Statement of Financial Position.
ALIC and its subsidiary ALNY are parties to a reinsurance treaty through which ALNY cedes reinvestment related risk on its structured settlement annuities to ALIC. The reinsurance treaty is eliminated in consolidation. In 2019, ALIC established a trust for the benefit of ALNY and will maintain it with assets equal to or greater than ALNY’s statutory-basis cession. As of December 31, 2020, the trust held $1.56 billion of investments, which are reported in the Consolidated Statement of Financial Position.
46

As of December 31, 2020, the gross life insurance in force was $435.85 billion of which $63.70 billion was ceded to unaffiliated reinsurers.
The effects of reinsurance on premiums and contract charges for the years ended December 31 are as follows:

($ in millions)	2020	2019	2018
Direct	$652	$748	$743
Assumed
Affiliate	241	231	241
Non-affiliate	671	699	741
Ceded
Affiliate	(44)	(49)	(51)
Non-affiliate	(227)	(270)	(275)
Premiums and contract charges, net of reinsurance	$1,293	$1,359	$1,399
The effects of reinsurance on contract benefits for the years ended December 31 are as follows:

($ in millions)	2020	2019	2018
Direct	$1,238	$1,038	$1,062
Assumed
Affiliate	157	137	149
Non-affiliate	510	493	484
Ceded
Affiliate	(37)	(35)	(35)
Non-affiliate	(139)	(152)	(214)
Contract benefits, net of reinsurance	$1,729	$1,481	$1,446
The effects of reinsurance on interest credited to contractholder funds for the years ended December 31 are as follows:

($ in millions)	2020	2019	2018
Direct	$452	$463	$533
Assumed
Affiliate	9	8	8
Non-affiliate	162	154	104
Ceded
Affiliate	(18)	(20)	(20)
Non-affiliate	(26)	(20)	(24)
Interest credited to contractholder funds, net of reinsurance	$579	$585	$601
Reinsurance recoverables, net of allowance, as of December 31 are summarized in the following table.

($ in millions)	2020	2019
Annuities	$1,282	$1,293
Life insurance	660	1,145
Other	47	52
Total	$1,989	$2,490
As of December 31, 2020 and 2019, approximately 94% and 78%, respectively, of the Company’s reinsurance recoverables are due from companies rated A- or better by S&P.
The following table shows the rollforward of the credit loss allowance for reinsurance recoverables for the year ended December 31.

($ in millions)	2020
Beginning balance	$(3)
Cumulative effect of change in accounting principle	(11)
Increase in the provision for credit losses	(1)
Write-offs	—
Ending Balance	$(15)

47

10. Deferred Policy Acquisition and Sales Inducement Costs
Deferred policy acquisition costs for the years ended December 31 are as follows:

($ in millions)	2020	2019	2018
Balance, beginning of year	$947	$1,232	$1,156
Acquisition costs deferred	51	55	78
Amortization charged to income	(147)	(180)	(146)
Effect of unrealized gains and losses	(123)	(160)	144
Reinsurance assumed from AAC	245	—	—
Balance, end of year	$973	$947	$1,232
DSI activity, which primarily relates to fixed annuities and interest-sensitive life contracts, for the years ended December 31 was as follows:

($ in millions)	2020	2019	2018
Balance, beginning of year	$27	$34	$36
Amortization charged to income	(5)	(5)	(4)
Effect of unrealized gains and losses	3	(2)	2
Balance, end of year	$25	$27	$34
11. Guarantees and Contingent Liabilities
Guaranty funds
Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. Amounts assessed to each company are typically related to its proportion of business written in each state. The Company’s policy is to accrue assessments when the entity for which the insolvency relates has met its state of domicile’s statutory definition of insolvency and the amount of the loss is reasonably estimable. In most states, the definition is met with a declaration of financial insolvency by a court of competent jurisdiction. In certain states there must also be a final order of liquidation. Since most states allow a credit against premium or other state related taxes for assessments, an asset is recorded based on paid and accrued assessments for the amount the Company expects to recover on the respective state’s tax return and is realized over the period allocated by each state. As of both December 31, 2020 and 2019, the liability balance included in other liabilities and accrued expenses was $4 million. The related premium tax offsets included in other assets were $6 million as of both December 31, 2020 and 2019.
Guarantees
In the normal course of business, the Company provides standard indemnifications to contractual counterparties in connection with numerous transactions, including acquisitions and divestitures. The types of indemnifications typically provided include indemnifications for breaches of representations and warranties, taxes and certain other liabilities, such as third-party lawsuits. The indemnification clauses are often standard contractual terms and are entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Consequently, the maximum amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations.
The aggregate liability balance related to all guarantees was not material as of December 31, 2020.
Regulation and compliance
The Company is subject to extensive laws, regulations and regulatory actions. From time to time, regulatory authorities or legislative bodies seek to impose additional regulations regarding agent and broker compensation, regulate the nature of and amount of investments, impose fines and penalties for unintended errors or mistakes, impose additional regulations regarding cybersecurity and privacy, and otherwise expand overall regulation of insurance products and the insurance industry. In addition, the Company is subject to laws and regulations administered and enforced by federal agencies, international agencies, and other organizations, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, and the U.S. Department of Justice. The Company has established procedures and policies to facilitate compliance with laws and regulations, to foster prudent business operations, and to support financial reporting. The Company routinely reviews its practices to validate compliance with laws and regulations and with internal procedures and policies. As a result of these reviews, from time to time the Company may decide to modify some of its procedures and policies. Such modifications, and the reviews that led to them, may be accompanied by payments being made and costs being incurred. The ultimate changes and eventual effects of these actions on the Company’s business, if any, are uncertain.
48

12. Income Taxes
ALIC and its subsidiaries (the “Allstate Life Group”) join with the Corporation (the “Allstate Group”) in the filing of a consolidated federal income tax return and are party to a federal income tax allocation agreement (the “Allstate Tax Sharing Agreement”). Under the Allstate Tax Sharing Agreement, the Allstate Life Group pays to or receives from the Corporation the amount, if any, by which the Allstate Group’s federal income tax liability is affected by virtue of inclusion of the Allstate Life Group in the consolidated federal income tax return. Effectively, this results in the Allstate Life Group’s annual income tax provision being computed, with adjustments, as if the Allstate Life Group filed a separate return.
Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements that will result in taxable or deductible amounts in future years. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in years in which those temporary differences are expected to be recovered or settled. Deferred tax assets and liabilities are adjusted through income tax expense as changes in tax laws or rates are enacted.
The Internal Revenue Service (“IRS”) has completed its exam of the Allstate Group’s 2013 through 2016 federal income tax returns. The 2017 and 2018 audit cycle is expected to begin in the first quarter of 2021. Any adjustments that may result from IRS examinations of the Allstate Group’s tax returns are not expected to have a material effect on the consolidated financial statements.
The Company recognizes tax positions in the consolidated financial statements only when it is more likely than not that the position will be sustained on examination by the relevant taxing authority based on the technical merits of the position. A position that meets this standard is measured at the largest amount of benefit that will more likely than not be realized on settlement. A liability is established for differences between positions taken in a tax return and amounts recognized in the consolidated financial statements.
The Company had $12 million, $14 million and $14 million liability for unrecognized tax benefits as of December 31, 2020, 2019 and 2018, respectively. The change in the liability for unrecognized tax benefits in 2020 related to a decrease for settlements. The $12 million increase in the liability for unrecognized tax benefits in 2018 related to the increase for tax positions taken in the current year. The Company believes that the unrecognized tax benefits balance will not materially change within the next twelve months.
The components of the deferred income tax assets and liabilities as of December 31 are as follows:

($ in millions)	2020	2019
Deferred tax assets
Deferred reinsurance gain	$5	$6
Other assets	1	1
Total deferred tax assets	6	7
Deferred tax liabilities
Unrealized net capital gains	(320)	(245)
Life and annuity reserves	(231)	(253)
Investments	(181)	(185)
DAC	(181)	(169)
Other liabilities	(49)	(49)
Total deferred tax liabilities	(962)	(901)
Net deferred tax liability	$(956)	$(894)
Although realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized based on the Company’s assessment that the deductions ultimately recognized for tax purposes will be fully utilized.
The components of income tax expense for the years ended December 31 are as follows:

($ in millions)	2020	2019	2018
Current	$26	$76	$116
Deferred	(19)	52	(99)
Total income tax expense	$7	$128	$17
The Company paid taxes of $30 million, $62 million and $30 million in 2020, 2019 and 2018, respectively. The Company had current income tax receivable of $35 million as of December 31, 2020 and current income tax payable of $29 million as of December 31, 2019.
49

A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the years ended December 31 is as follows:

($ in millions)	2020	2019	2018
Statutory federal income tax rate - expense	21.0%	21.0%	21.0%
Tax credits	(14.9)	(1.9)	(3.2)
Adjustments to prior year tax liabilities	(3.1)	0.2	(0.3)
Dividends received deduction	(1.9)	(0.5)	(0.7)
State income taxes	3.4	0.5	1.5
Non-deductible expenses	—	0.1	—
Tax Legislation benefit	—	—	(14.0)
Other	(0.1)	—	0.1
Effective income tax rate - expense	4.4%	19.4%	4.4%
13. Capital Structure
Debt outstanding
All of the Company’s outstanding debt as of December 31, 2020 and 2019 relates to intercompany obligations. These obligations reflect notes due to related parties and are discussed in Note 4. The Company paid $7 million, $5 million and $5 million of interest on debt in 2020, 2019 and 2018, respectively.
The Company had $85 million and $61 million of investment-related debt that is reported in other liabilities and accrued expenses as of December 31, 2020 and 2019, respectively.
14. Statutory Financial Information and Dividend Limitations
ALIC and its insurance subsidiaries prepare their statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the insurance department of the applicable state of domicile. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.
All states require domiciled insurance companies to prepare statutory-basis financial statements in conformity with the NAIC Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the applicable insurance commissioner or director. Statutory accounting practices differ from GAAP primarily since they require charging policy acquisition and certain sales inducement costs to expense as incurred, establishing life insurance reserves based on different actuarial assumptions, and valuing certain investments and establishing deferred taxes on a different basis.
ALIC and its insurance subsidiaries had a statutory net loss of $125 million in 2020 and statutory net income of $363 million and $410 million in 2019 and 2018, respectively. Statutory capital and surplus was $3.93 billion and $3.81 billion as of December 31, 2020 and 2019, respectively.
Dividend Limitations
The ability of ALIC to pay dividends is dependent on business conditions, income, cash requirements and other relevant factors. The payment of shareholder dividends by ALIC to AIC without the prior approval of the Illinois Department of Insurance (“IL DOI”) is limited to formula amounts based on net income and capital and surplus, determined in conformity with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months. The Company did not pay dividends in 2020. The maximum amount of dividends ALIC will be able to pay without prior IL DOI approval at a given point in time during 2021 is $393 million.  The payment of a dividend in excess of this amount requires 30 days advance written notice to the IL DOI. The dividend is deemed approved, unless the IL DOI disapproves it within the 30 day notice period. Additionally, any dividend must be paid out of unassigned surplus excluding unrealized appreciation from investments, which for ALIC totaled $864 million as of December 31, 2020, and cannot result in capital and surplus being less than the minimum amount required by law.
ALIC may receive dividends from time to time from its insurance subsidiaries. The ability of these insurance subsidiaries to pay dividends is generally dependent on business conditions, income, cash requirements, and other relevant factors. Insurance subsidiaries cannot pay dividends to ALIC without prior DOI approval at any given point during 2021. ALIC did not receive dividends from its insurance subsidiaries during 2020 or 2019.

50

Under state insurance laws, insurance companies are required to maintain paid up capital of not less than the minimum capital requirement applicable to the types of insurance they are authorized to write. Insurance companies are also subject to risk-based capital (“RBC”) requirements adopted by state insurance regulators. A company’s “authorized control level RBC” is calculated using various factors applied to certain financial balances and activity. Companies that do not maintain adjusted statutory capital and surplus at a level in excess of the company action level RBC, which is two times authorized control level RBC, are required to take specified actions. Company action level RBC is significantly in excess of the minimum capital requirements. Total adjusted statutory capital and surplus and authorized control level RBC of ALIC were $4.44 billion and $622 million, respectively, as of December 31, 2020. ALIC’s insurance subsidiaries are included as a component of ALIC’s total statutory capital and surplus.
Intercompany transactions
Notification and approval of intercompany lending activities is also required by the IL DOI when ALIC does not have unassigned surplus and for transactions that exceed a level that is based on a formula using statutory admitted assets and statutory surplus.
15. Benefit Plans
Pension and other postretirement plans
Defined benefit pension plans and other postretirement plans, sponsored by the Corporation, cover most full-time employees, certain part-time employees and employee-agents. Benefits under the pension plans are based upon the employee’s length of service and eligible annual compensation. The Corporation also provides a medical coverage subsidy for eligible employees hired before January 1, 2003, including their eligible dependents, when they retire. In September 2020, the Corporation announced it will eliminate the medical coverage subsidy effective January 1, 2021 for employees who are not eligible to retire as of December 31, 2020. The cost allocated to the Company for these plans was $2 million, $3 million and $2 million in 2020, 2019 and 2018, respectively.
The Corporation has reserved the right to modify or terminate its benefit plans at any time and for any reason.
Allstate 401(k) Savings Plan
Employees of AIC are eligible to become members of the Allstate 401(k) Savings Plan (“Allstate Plan”). The Corporation’s contributions are based on the Corporation’s matching obligation. The cost allocated to the Company for the Allstate Plan was $4 million, $4 million and $5 million in 2020, 2019 and 2018, respectively.
16. Other Comprehensive Income
The components of other comprehensive income (loss) on a pre-tax and after-tax basis for the years ended December 31 are as follows:

($ in millions)	2020			2019			2018
	Pre- tax	Tax	After- tax	Pre- tax	Tax	After- tax	Pre- tax	Tax	After- tax
Unrealized net holding gains and losses arising during the period, net of related offsets	$405	$(85)	$320	$878	$(184)	$694	$(483)	$101	$(382)
Less: reclassification adjustment of realized capital gains and losses	48	(10)	38	19	(4)	15	(35)	7	(28)
Unrealized net capital gains and losses	357	(75)	282	859	(180)	679	(448)	94	(354)
Unrealized foreign currency translation adjustments	13	(3)	10	(22)	5	(17)	—	—	—
Other comprehensive income (loss)	$370	$(78)	$292	$837	$(175)	$662	$(448)	$94	$(354)
51

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE I - SUMMARY OF INVESTMENTS
OTHER THAN INVESTMENTS IN RELATED PARTIES
DECEMBER 31, 2020

($ in millions)	Cost/ amortized cost, net	Fair value (if applicable)	Amount shown in the Balance Sheet
Type of investment
Fixed maturities:
Bonds:
United States government, government agencies and authorities	$1,060	$1,105	$1,105
States, municipalities and political subdivisions	1,650	2,007	2,007
Foreign governments	91	96	96
Public utilities	3,209	3,673	3,673
All other corporate bonds	15,078	16,583	16,583
Asset-backed securities	420	424	424
Mortgage-backed securities	14	19	19
Total fixed maturities	21,522	$23,907	23,907

Equity securities:
Common stocks:
Public utilities	16	$26	26
Banks, trusts and insurance companies	82	132	132
Industrial, miscellaneous and all other	985	1,348	1,348
Nonredeemable preferred stocks	24	30	30
Total equity securities	1,107	$1,536	1,536

Mortgage loans on real estate	3,359	$3,587	3,359
Real estate (none acquired in satisfaction of debt)	315		315
Policy loans	582		582
Derivative instruments	184	$184	184
Limited partnership interests	3,065		3,065
Other long-term investments	876		876
Short-term investments	974	$974	974
Total investments	$31,984		$34,798
52

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE IV - REINSURANCE

($ in millions)	Gross amount	Ceded to other companies (1)	Assumed from other companies	Net amount	Percentage of amount assumed to net
Year ended December 31, 2020
Life insurance in force	$99,351	$63,697	$336,500	$372,154	90.4%

Premiums and contract charges:
Life insurance	$618	$256	$844	$1,206	70.0%
Accident and health insurance	34	15	68	87	78.2%
Total premiums and contract charges	$652	$271	$912	$1,293	70.5%

Year ended December 31, 2019
Life insurance in force	$107,014	$75,159	$284,518	$316,373	89.9%

Premiums and contract charges:
Life insurance	$683	$302	$858	$1,239	69.2%
Accident and health insurance	65	17	72	120	60.0%
Total premiums and contract charges	$748	$319	$930	$1,359	68.4%

Year ended December 31, 2018
Life insurance in force	$113,202	$83,166	$301,316	$331,352	90.9%

Premiums and contract charges:
Life insurance	$679	$308	$906	$1,277	70.9%
Accident and health insurance	64	18	76	122	62.3%
Total premiums and contract charges	$743	$326	$982	$1,399	70.2%
______________________________

(1)No reinsurance or coinsurance income was netted against premium ceded in 2020, 2019 or 2018.
53

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE V - VALUATION ALLOWANCES AND QUALIFYING ACCOUNTS

($ in millions)			Additions
Description	Balance as of beginning of period	Cumulative effect of change in accounting principle (1)	Charged to costs and expenses	Other additions	Deductions	Balance as of end of period

Year ended December 31, 2020
Allowance for credit losses on fixed income securities	$—	$—	$3	$—	$2	$1
Allowance for credit losses on mortgage loans	3	33	37	1	15	59
Allowance for credit losses on bank loans	—	16	4	—	4	16
Allowance for credit losses on agent loans	3	2	—	—	—	5
Allowance for credit losses on reinsurance recoverables	3	11	1	—	—	15
Allowances for credit losses on other assets	7	—	—	—	—	7
Allowance for credit losses on commitments to fund mortgage loans, bank loans and agent loans	—	1	—	—	1	—

Year ended December 31, 2019

Allowance for reinsurance recoverables	$—		$3	$—	$—	$3
Allowance for estimated losses on mortgage loans	3		—	—	—	3
Allowance for estimated losses on agent loans	2		1	—	—	3

Year ended December 31, 2018

Allowance for estimated losses on mortgage loans	$3		$—	$—	$—	$3
Allowance for estimated losses on agent loans	2		—	—	—	2
(1)Effective January 1, 2020, the Company adopted the measurement of credit losses on financial instruments accounting standard that primarily affected mortgage loans, bank loans and reinsurance recoverables.
54

PART C

OTHER INFORMATION
Item 27. EXHIBITS

Exhibit No.	Description
(a)(1)
Resolution of the Board of Directors of Allstate Life Insurance Company authorizing establishment of the Allstate Financial Advisors Separate Account I (Incorporated by reference to Registrant's Form N-4 Initial Registration Statement (SEC File No. 333-77605) dated May 3, 1999.)

(a)(2)
Resolution of the Board of Directors of Northbrook Life Insurance Company authorizing establishment of the Variable Annuity Account II (Incorporated herein by reference to Post-Effective Amendment No. 13 to Registration Statement (SEC File No. 033-35412) dated December 31, 1996).

(a)(3)
Resolution of the Board of Directors of Allstate Life Insurance Company authorizing the consolidation of Northbrook Variable Annuity Account, Northbrook Variable Annuity Account II, and Allstate Financial Advisors Separate Account I (Previously filed in Registrant's initial Form N-4 Registration Statement (SEC File No. 333-102295) dated December 31, 2002).

(b)	Not Applicable

(c)(1)	Form of Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 13 to Registration Statement (SEC File No. 033-35412) dated December 31, 1996).

(c)(2)	Form of General Agency Agreement (Incorporated herein by reference to Post-Effective Amendment No. 13 to Registration Statement (SEC File No. 033-35412) dated December 31, 1996).

(d)(1)(i)
Form of Contract, Riders and Amendments for the Morgan Stanley Variable Annuity II ("VA II") (Incorporated herein by reference to Post-Effective Amendment No. 13 to Registration Statement (SEC File No. 033-35412) dated December 31, 1996.

(d)(1)(ii)
Form of Contract, Riders and Amendments for the Morgan Stanley Variable Annuity II ("VA II") (Incorporated herein by reference to Post-Effective Amendment No. 14 to Registration Statement (SEC File No. 033-35412) dated February 28, 1997.

(d)(1)(iii)
Form of Contract Riders and Amendments for the Morgan Stanley Variable Annuity II ("VA II") (Incorporated herein by reference to Post-Effective Amendment No. 20 to Registration Statement (SEC File No. 033-35412) dated March 3, 1999.

(d)(1)(iv)
Form of Contract Riders and Amendments for the Morgan Stanley Variable Annuity II ("VA II") (Incorporated herein by reference to Post-Effective Amendment No. 23 to Registration Statement (SEC File No. 033-35412) dated February 15, 2000.

(d)(1)(v)
Form of Contract, Riders and Amendments for the Morgan Stanley Variable Annuity II ("VA II") (Incorporated herein by reference to Post-Effective Amendment No. 25 to Registration Statement (SEC File No. 033-35412) dated March 3, 2000.

(d)(2)(i)
Form of Contract and Certificate Amendments for the Morgan Stanley Variable Annuity II Asset Manager (Incorporated herein by reference to Post-Effective Amendment No. 19 to Registration Statement (SEC File No. 033-35412) dated June 5, 1998.

(d)(2)(ii)
Form of Contract Riders and Amendments for the Morgan Stanley Variable Annuity II Asset Manager (Incorporated herein by reference to Post-Effective Amendment No. 20 to Registration Statement (SEC File No. 033-35412) dated March 3, 1999.

(d)(3)
Form of Contract and Amendments for the Morgan Stanley Variable Annuity 3 (Incorporated herein by reference to Form of Contract and Amendments for the Morgan Stanley Variable Annuity 3 (Incorporated herein by reference to Post-Effective Amendment No. 24 to Registration Statement (SEC File No. 033-35412) dated March 2, 2000).

(d)(4)	Income Benefit Combination Rider 2 ("VA II") (Incorporated herein by reference to Post-Effective Amendment No. 28 to Registration Statement (SEC File No. 033-35412) dated August 25, 2000).

(d)(5)	Income and Death Benefit Combination Rider 2 ("VA II") (Incorporated herein by reference to Post-Effective Amendment No. 28 to Registration Statement (SEC File No. 033-35412) dated August 25, 2000).

(d)(6)	Enhanced Earnings Death Benefit Rider ("VA II") (Incorporated herein by reference to Post-Effective Amendment No. 31 to Registration Statement (SEC File No. 033-35412) dated November 8, 2000).

(d)(7)
Enhanced Earnings Death Benefit Plus Rider (Variable Annuity 3) (Incorporated herein by reference to Post-Effective Amendment No. 32 to Registration Statement (SEC File No. 033-35412) dated March 16, 2001.

(d)(8)	Form of Longevity Reward Rider ("VA II") (Incorporated herein by reference to Post-Effective Amendment No. 35 to Registration Statement (SEC File No. 033-35412) dated October 12, 2001).

(d)(9)	Income and Performance Death Benefit Rider (VAII, VA3 (Incorporated herein by reference to Post-Effective Amendment No. 36 to Registration Statement (SEC File No. 033-35412) dated April 29, 2002).

(d)(10)	Form of Contract Endorsement (reflecting Allstate Life as the issuer) (Previously filed in Registrant's initial Form N-4 Registration Statement (SEC File No. 333-102295) dated December 31, 2002).

(d)(11)	Form of Death Benefit Endorsement (VAII, VA3) (Previously filed in Post-Effective Amendment No. 1 to this Registration Statement (SEC File No. 333-102295) dated April 18, 2003).

(d)(12)
Merger Agreement and Articles of Merger between Northbrook Life Insurance Company and Allstate Life Insurance Company (Previously filed in Registrant's initial Form N-4 Registration Statement (SEC File No. 333-102295) dated December 31, 2002).

(e)(1)
Form of Application for the Morgan Stanley Variable Annuity II (Incorporated herein by reference to Post-Effective Amendment No. 13 to Registration Statement (SEC File No. 033-35412) dated December 31, 1996).

(e)(2)
Form of Application for the Morgan Stanley Variable Annuity II Asset Manager (Incorporated herein by reference to Post-Effective Amendment No. 19 to Registration Statement (SEC File No. 033-35412) dated June 5, 1998).

(e)(3)
Form of Application for the Morgan Stanley Variable Annuity 3 (Incorporated herein by reference to Post-Effective Amendment No. 24 to Registration Statement (SEC File No. 033-35412) dated March 2, 2000).

(f)(1)
Articles of Incorporation of Allstate Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement (SEC File No. 333-77605) dated April 24, 2001).

(f)(2)	Amended and Restated By-laws of Allstate Life Insurance Company (Incorporated herein by reference to Depositor's Form 8-K (SEC File No. 0-31248) dated March 20, 2007).

(g)
Indemnity Reinsurance Agreement Between Allstate Life Insurance Company and The Prudential Insurance Company of America dated June 1, 2006. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (SEC File No. 333-141909) dated June 20, 2007).

(h)	Forms of Participation Agreements:

(h)(1)	Morgan Stanley Variable Investment Series (Incorporated herein by reference to Post-Effective Amendment No. 12 to Registration Statement (SEC File No. 033-35412) dated April 30, 1996).

(h)(2)	The Universal Institutional Funds, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to Registration Statement (SEC File No. 333-93871) dated January 28, 2000).

(h)(3)	AIM Variable Insurance Funds (Incorporated herein by reference to Post-Effective Amendment No. 1 to Registration Statement (SEC File No.333-93871) dated January 28, 2000).

(h)(4)	Alliance Variable Products Series Fund (Incorporated herein by reference to Post-Effective Amendment No. 1 to Registration Statement (SEC File No.333-93871) dated January 28, 2000).

(h)(5)	Putnam Variable Trust (Incorporated herein by reference to Post-Effective Amendment No. 1 to Registration Statement (SEC File No. 333-93871) dated January 28, 2000).

(h)(6)	Van Kampen Life Investment Trust (Incorporated herein by reference to Post-Effective Amendment No. 1 to Registration Statement (SEC File No. 333-93871) dated January 28, 2000).

(h)(7)	Franklin Templeton Variable Insurance Products Trust (Previously filed in Post-Effective Amendment No. 2 to this Registration Statement (SEC File No. 333-102295) dated April 19, 2004.)

(i)(1)
The Administrative Services Agreement between Allstate Life Insurance Company and The Prudential Insurance Company of America (Incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement (SEC File No. 333-102295) dated February 26, 2021).

(i)(2)
The Master Services Agreement between The Prudential Insurance Company of America and se2, Inc.(Incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement (SEC File No. 333-102295) dated February 26, 2021).

(k)(1)	Opinion and consent of General Counsel (Incorporated by reference to Post-Effective Amendment No. 26 to Registration Statement (SEC File No. 033-35412) dated May 2, 2000).

(k)(2)	Opinion and consent of General Counsel (Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement (SEC File No. 033-35412) dated August 25, 2000).

(k)(3)	Opinion and consent of General Counsel (Incorporated by reference to Post-Effective Amendment No. 30 to Registration Statement (SEC File No. 033-35412) dated November 3, 2000).

(k)(4)	Opinion and consent of General Counsel (Incorporated by reference to Post-Effective Amendment No. 31 to Registration Statement (SEC File No. 033-35412) dated November 8, 2000).

(k)(5)	Opinion and consent of General Counsel (Incorporated by reference to Post-Effective Amendment No. 33 to Registration Statement (SEC File No. 033-35412) dated April 25, 2001).

(k)(6)	Opinion and consent of General Counsel (Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement (SEC File No. 033-35412) dated September 20, 2001).

(k)(7)	Opinion and consent of General Counsel (Incorporated by reference to Post-Effective Amendment No. 36 to Registration Statement (SEC File No. 033-35412) dated April 29, 2002).

(k)(8)	Opinion and Consent of General Counsel (Previously filed in Registrant's initial Form N-4 Registration Statement (SEC File No. 333-102295) dated December 31, 2002).

(k)(9)
Opinion and consent of General Counsel. (Incorporated herein by reference to Post-Effective Amendment No. 7 to Form N-4 for Allstate Financial Advisors Separate Account I (File Nos. 333-102295 and 811-09327) filed on April 24, 2009.

(l)	Consent of Independent Registered Public Accounting Firm. Filed Herewith.

(m)	Not Applicable.

(n)	Not Applicable.

(o)	Not Applicable.

(99)
Powers of Attorney for Angela K. Fontana, Rebecca D. Kennedy, Julie Parsons, Mark Q. Prindiville, Mario Rizzo, Glenn T. Shapiro, John E. Dugenske, John C. Pintozzi, Mario Imbarrato, Jesse E. Merten, and Thomas J. Wilson. Filed Herewith.

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Position and Offices with Depositor

John E. Dugenske	Director
Angela K. Fontana	Director
Mario Imbarrato	Director
Rebecca D. Kennedy	Director
Jesse E. Merten	Director
Julie Parsons	Director
John C. Pintozzi	Director
Mark Q. Prindiville	Director
Mario Rizzo	Director
Glenn T. Shapiro	Director
Thomas J. Wilson	Director
Thomas J. Wilson	Chairman of the Board
John E. Dugenske	Chief Executive Officer
Jesse E. Merten	President
James M. Flewellen	Senior Vice President
Marilyn V. Hirsch	Senior Vice President
Christina Hwang	Senior Vice President
Mario Imbarrato	Senior Vice President and Chief Financial Officer
John C. Pintozzi	Senior Vice President and Controller
Courtney V. Welton	Senior Vice President and Chief Privacy and Ethics Officer
Randal S. DeCoursey	Vice President
Angela K. Fontana	Vice President, General Counsel and Secretary
Daniel G. Gordon	Vice President and Assistant Secretary
Rebecca D. Kennedy	Vice President
Brigitte K. Lenz	Vice President
Carol E. Lundahl	Vice President and Assistant Treasurer
Mary K. Nelson	Vice President
Theresa M. Resnick	Vice President and Appointed Actuary
Tracy M. Kirchhoff	Chief Compliance Officer
Elliot A. Stultz	Assistant Secretary
Lisette S. Willemsen	Assistant Secretary
Merlin L. Miller	Illustration Actuary

The principal business address of the officers and directors is 3075 Sanders Road, Northbrook, Illinois 60062-7127.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR
REGISTRANT:

Information in response to this item is incorporated by reference to Exhibit 21 in the Form 10-K Annual Report of The Allstate Corporation filed February 21, 2020 (File #001-11840).

The Allstate Corporation and Subsidiaries[1]

Page 1

01.28.2021

The Allstate Corporation
008 (DE)
Allstate Financial Insurance Holdings Corporation 375 (DE)
American Heritage Life Insurance Company 374 (FL)
First Colonial Insurance Company 378 (FL)
E.R.J. Insurance Group, Inc. (dba American Heritage Insurance Services) 373 (FL)
American Heritage Service Company 372 (FL)
Allstate Assurance Company 432 (IL)
Intramerica Life Insurance Company 379 (NY)
Allstate Indemnity Company 060 (IL)
Allstate Fire and Casualty Insurance Company 027 (IL)
Allstate Property and Casualty Insurance Company 065 (IL)
ASMI Auto Insurance Company 426 (IL)
ECMI Auto Insurance Company 427 (IL)
ESMI Auto Insurance Company 433 (IL)
National General Holdings Corp. 501 (DE)
(Continued on Page 2)
Esurance Holdings, Inc. 420 (DE)
Esurance Insurance Company 414 (IL)
Esurance Insurance Services, Inc. 418 (DE)
Esurance Property and Casualty Insurance Company 416 (IL)
Esurance Insurance Services Company of Canada 421 (Canada)
Esurance Insurance Company of New Jersey 415 (IL)
Allstate Insurance Holdings, LLC 396 (DE)
Encompass Insurance Holdings, LLC 430 (DE)
Encompass Indemnity Company 270 (IL)
Encompass Insurance Company 339 (IL)
Encompass Independent Insurance Company 360 (IL)
Encompass Insurance Company of America 357 (IL)
Encompass Home and Auto Insurance Company 361 (IL)
Encompass Property and Casualty Company 359 (IL)
Encompass Insurance Company of Massachusetts 367 (MA)
Allstate Insurance Company 010 (IL)
Allstate New Jersey Insurance Company 095 (IL)
Allstate New Jersey Property and Casualty Insurance Company 386 (NJ)
Encompass Insurance Company of New Jersey 365 (IL)
Encompass Property and Casualty Insurance Company of New Jersey 387 (IL)
Allstate Insurance Company of Canada 090 (Canada)
Allstate Life Insurance Company of Canada 091 (Canada)
Pembridge Insurance Company 093 (Canada)
Pafco Insurance Company 092 (Canada)
Ivantage Insurance Brokers Inc. 094 (Canada)
Esurance Insurance Company of Canada 096 (Canada)
Allstate Vehicle and Property Insurance Company 064 (IL)
Allstate North American Insurance Company 330 (IL)
Allstate Northbrook Indemnity Company 021 (IL)
North Light Specialty Insurance Company 397 (IL)
Tech-Cor, LLC 061 (DE)
Allstate Financial Services, LLC 302 (DE)
Allstate Financial Corporation 349 (IL)
Allstate Financial, LLC 348 (DE)
AIMCO Private Fund II, LLC 080 (DE)
Pullman Crossing, LLC 230 (DE) Owned 94.5% by Allstate Insurance Company and 5.5% by Kennett Capital, Inc.
Pullman QOZB, LLC 231 (DE) Owned 99.9% by Pullman Crossing, LLC and 0.1% by Allstate Insurance Company
Allstate Life Insurance Company 030 (IL)
Allstate Distributors, L.L.C. 370 (DE)
Allstate Financial Advisors, LLC 317 (DE)
Allstate Assignment Company 335 (NE)
Allstate Settlement Corporation 033 (NE)
Allstate Finance Company, LLC 410 (DE)
NBlvu Riverside Cars 1, LLC 211 (DE)
NBlvu Riverside Management, LLC 213 (DE)
Shelf Investment Holding Entity:
NBlvu AP AF1, LLC 221 (DE)
Owned 55% by Allstate Insurance Company and 45% by Allstate Life Insurance Company
Kennett Capital, Inc. 306 (DE)
Allstate Life Insurance Company of New York 036 (NY)
ALIC Reinsurance Company 385 (SC)
Allstate International Assignments, Ltd. 235 (DE)
AIMCO Private Fund I Holding, LLC 083 (DE)* *Not yet capitalized.
AIMCO Private Fund I, LLC 082 (DE)
Investment Holding Entities
ALINV Mosaic, LLC 209 (DE)
Road Bay Investments, LLC 391 (DE)
West Plaza RE Holdings, LLC 423 (DE)
NBlvu AF1, LLC 218 (DE)
NBlvu AF2, LLC 219 (DE)
NBlvu AF3, LLC 220 (DE)
NBlvu AF4, LLC 225 (DE)
NBlvu AF5, LLC 226 (DE)
Shelf Investment Holding Entities
NBlvu AF6, LLC 227 (DE)
NBlvu AF7, LLC (DE)
NBlvu AF8, LLC (DE)
Allstate International Holdings, Inc. 144 (DE)
Allstate Solutions Private Limited 152 (India)
Allstate Non-Insurance Holdings, Inc. 145 (DE)
Answer Financial Inc. 417 (DE)
Right Answer Insurance Agency, LLC (DE)
Insurance Answer Center, LLC (DE)
Answer Marketplace, LLC (DE)
Allstate Exchange Services, LLC 425 (DE)* *Not yet capitalized.
Allstate Digital Ventures, LLC 424 (DE)* *Not yet capitalized.
Collective Sourcing, LLC 162 (DE)
Allstate Enterprises, LLC 400 (DE)
Allstate Motor Club, Inc. 071 (DE)
Signature Motor Club, Inc. 401 (DE)
Signature Agency, Inc. 405 (DE)
Signature Motor Club of California, Inc. 407 (CA)
Signature's Nationwide Auto Club, Inc. 404 (DE)
Signature Nationwide Auto Club of California, Inc. 408 (CA)
Arity, LLC 156 (DE)
Arity 875, LLC 159 (DE)
Arity Services, LLC 171 (DE)
ANIHI Newco, LLC 172 (DE)
Pablo Creek Services, Inc. 398 (IL)
Ivantage Select Agency, Inc. 350 (IL)
Northeast Agencies, Inc. 351 (NY)
Allstate Global Holdings Limited 154 (NI)
Allstate Northern Ireland Limited 151 (NI)
Arity International Limited 158 (NI)
InfoArmor, Inc. 165 (DE)
Vigilante ATI, Inc. (DE)
Identity Protection Strategic Solutions LLC (NJ)
Allstate Finance Company Agency Loans, LLC 212 (DE)
Allstate Investments, LLC 345 (DE)
Allstate Investment Management Company 079 (DE)
Allstate Short Term Pool, LLC 208 (DE) (Allstate and certain of its subsidiaries have undivided interest in the underlying assets of the pool in proportion to their membership percentage. Allstate Investment Management Company is the managing member.)
Castle Key Insurance Company 070 (IL)
Castle Key Indemnity Company 085 (IL)
Encompass Floridian Insurance Company 383 (IL)
Encompass Floridian Indemnity Company 382 (IL)
Allstate Texas Lloyd's, Inc. 067 (TX) (Attorney-in-Fact for Allstate Texas Lloyd's)
Allstate Texas Lloyd's 063 (TX)
Allstate County Mutual Insurance Company 068 (TX) (Owned by its policyholders)
Investment Holding Entities
AP Real Estate, LLC – 205 (DE)
AP Timber, LLC – 206 (DE)
Current Creek Investments, LLC – 413 (DE)
NBlvu AP1, LLC 215 (DE)
NBlvu AP2, LLC 216 (DE)
NBlvu AP3, LLC 217 (DE)
NBlvu AP4, LLC 222 (DE)
NBlvu AP6, LLC 224 (DE)
NBlvu AP7, LLC 228 (DE)
NBlvu AP8, LLC 229 (DE)
AP Riverway Plaza, LLC – 205 (DE) (Wholly-owned subsidiary of AP RE Series Riverway Plaza, a separate series of AP Real Estate, LLC)
Shelf Investment Holding Entities
NBlvu AP5, LLC 223 (DE)
NBlvu AP9, LLC (DE)
NBlvu AP10, LLC (DE)
CE Care Plan Corp (DE)
Complete Product Care Corp (DE)
ST Product Care Corp (DE)
Square Trade Protection Solutions, Inc. (DE)
Protection Plan Group, Inc. (DE)
Square Trade Go, Inc. (DE)
SquareTrade Holding Company, Inc. 160 (DE)
Square Trade, Inc. (DE)
Square Trade European Services AS (Norway)
Square Trade Canada, Inc. (British Columbia, Canada)
Square Trade Australia Pty Ltd (Victoria, Australia)
Square Trade Singapore Pte. Ltd. (Singapore)
PlumChoice, Inc. (DE)
iCracked Inc. (DE)
iCracked Japan, Inc. (Japan) (37.5% owned by iCracked Inc.)
Square Trade Insurance Services, Inc. (DE)
Square Trade Limited (UK)
Square Trade Europe Limited (Malta)
Square Trade Japan GK (Japan)
KEY
Public Company
First Tier
Second Tier
Third Tier
Fourth Tier
Fifth Tier
Sixth Tier
Non-stock Insurance Company
Non-stock Investment Pool
Holding Company

[1]Corporate Organizational Chart does not include joint venture affiliated investments with third-parties (see Schedule Y of Statutory Statements) or long-term invested assets (see Schedule BA of Statutory Statements).

ITEM 30. INDEMNIFICATION

The General Agency Agreement (Exhibit 3(b)) contains a provision in which Allstate Life agrees to indemnify Morgan Stanley & Co. Inc. as Underwriter for certain damages and expenses that may be caused by actions, statements or omissions by Allstate Life. The Agreement to Purchase Shares contains a similar provision in paragraph 16 of Exhibit 12.

Insofar as indemnification for liability arising out of the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the registrant of expenses incurred by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
ITEM 31. RELATIONSHIP OF PRINCIPAL UNDERWRITER TO OTHER INVESTMENT COMPANIES

(a) Registrant’s principal underwriter, Morgan Stanley & Co. LLC, is principal underwriter for the following affiliated investment companies:

Allstate Life Variable Life Separate Account A
Allstate Life of New York Separate Account A

See disclosure related to Morgan Stanley & Co. below.

(b) The directors and officers of Morgan Stanley & Co. LLC, the principal underwriter for the Contracts marketed as “Morgan Stanley Variable Annuity Contracts” are as follows:

Name	Title

Matthew Berke	Chairman, President, Chief Executive Officer, and Director
Mohit Assomull	Director
Thomas Wipf	Director
Michael Stern	Director
Gary Lynn	Principal Financial Officer
Graeme McEvoy	Principal Operations Officer
John H. Faulkner	General Counsel and Secretary
Belinda Blaine	Chief Compliance Officer
* The principal business address of each of the above-named individuals is as follows: 1585 Broadway, New York, NY 10036.

(c)     Compensation of Morgan Stanley & Co.

The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant for the year ended December 31, 2020.

(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Discounts and Commissions	Net Underwriting Compensation on Redemption	Brokerage Commissions	Compensation
Morgan Stanley & Co. LLC	N/A	N/A	$5,534,312.64	N/A

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

Allstate Life is located at 3075 Sanders Road, Northbrook, Illinois 60062-7127. Allstate Life maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

ITEM 33. MANAGEMENT SERVICES

None.

ITEM 34. FEE REPRESENTATION

Allstate Life represents that the fees and charges deducted under the Contracts described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Allstate Life under the Contracts.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Allstate Financial Advisors Separate Account I, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused the amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the Township of Northfield, State of Illinois, on this 28th day of April, 2021.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I (REGISTRANT)
By:	ALLSTATE LIFE INSURANCE COMPANY

By:	/s/Angela K. Fontana
Angela K. Fontana Director, Vice President, General Counsel and Secretary

By:	ALLSTATE LIFE INSURANCE COMPANY (DEPOSITOR)

By:	/s/Angela K. Fontana
Angela K. Fontana Director, Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been duly signed below by the following Directors and Officers of Allstate Life Insurance Company, on this 28th day of April, 2021.

SIGNATURE	TITLE
*John E Dugenske John E. Dugenske	Director and Chief Executive Officer (Principal Executive Officer)
*Jesse E. Merten Jesse E. Merten	Director and President
*Thomas J. Wilson Thomas J. Wilson	Director and Chairman of the Board
/s/Angela K. Fontana Angela K. Fontana	Director, Vice President, General Counsel and Secretary
*Mario Imbarrato Mario Imbarrato	Director, Senior Vice President and Chief Financial Officer
*John C. Pintozzi John C. Pintozzi	Director, Senior Vice President and Controller (Principal Accounting Officer)
*Julie Parsons Julie Parsons	Director
*Mark Q. Prindiville Mark Q. Prindiville	Director
*Rebecca D. Kennedy Rebecca D. Kennedy	Director and Vice President
*Mario Rizzo Mario Rizzo	Director
*Glenn T. Shapiro Glenn T. Shapiro	Director
*/By: /s/Angela K. Fontana, pursuant to Power of Attorney, filed herewith.

Exhibit No.	Description

(l)	Consent of Independent Registered Public Accounting Firm. Filed Herewith.

(99)
Powers of Attorney for Angela K. Fontana, Rebecca D. Kennedy, Julie Parsons, Mark Q. Prindiville, Mario Rizzo, Glenn T. Shapiro, John E. Dugenske, John C. Pintozzi, Mario Imbarrato, Jesse E. Merten, and Thomas J. Wilson. Filed Herewith.